                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                     SYMANTEC CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     1) Title of each class of securities to which transaction applies:
        Delrina Common Shares
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        25,468,165
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
        filing   fee   is  calculated   and  state   how  it   was  determined):
        $16.6875(1)
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        $425,000,000
        ------------------------------------------------------------------------
     5) Total fee paid:
        $85,000
        ------------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.(2)

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

--------------------------
(1) Calculated based on the average of the high and low prices of Delrina Common Shares on the Nasdaq National Market on August 14, 1995.

(2) Fee calculated on the basis set forth above was paid in connection with the filing of the preliminary proxy statement on August 18, 1995.

                                     [LOGO]
                               10201 TORRE AVENUE
                        CUPERTINO, CALIFORNIA 95014-2132

                            ------------------------

                                OCTOBER 17, 1995

                            ------------------------

Dear Stockholder:

    The Annual Meeting of Stockholders (the "Meeting") of Symantec Corporation ("Symantec") will be held at the Garden Court Hotel, Palo Alto, California, on November 20, 1995 at 9:00 a.m. (Pacific time).

    At the Meeting, you will be asked to consider and vote upon two proposals relating to a combination between Symantec and Delrina Corporation ("Delrina"):
(a) a proposal to approve the Combination Agreement between Symantec and Delrina and the transactions contemplated thereby, including the issuance of shares of Symantec Common Stock as contemplated by the Combination Agreement; and (b) a proposal to amend Symantec's Certificate of Incorporation to increase by 30,000,000 (from 70,000,000 to 100,000,000) the number of shares of Symantec Common Stock, par value $0.01 per share, authorized for issuance and to create a new class of stock, designated Special Voting Stock, par value $1.00 per share, and to authorize one share for issuance thereunder. Upon consummation of the combination transaction, Delrina will become a subsidiary of Symantec and Delrina shareholders will receive Exchangeable Shares of Delrina in exchange for their Delrina Common Shares at the rate of 0.61 of an Exchangeable Share for each Delrina Common Share. These Exchangeable Shares will be exchangeable on a one-for-one basis for shares of Symantec Common Stock at any time at the option of the holder. The share of Special Voting Stock will be issued to a trustee under a Voting and Exchange Trust Agreement and will entitle the trustee to the number of votes equal to the number of Exchangeable Shares outstanding from time to time. By furnishing instructions to the trustee, holders of Exchangeable Shares will be able to exercise the same voting rights with respect to Symantec as they will have after exchange of their Exchangeable Shares for Symantec Common Stock. Each outstanding option to purchase one Delrina Common Share will be converted into an option to purchase 0.61 of a share of Symantec Common Stock. If the requisite approvals are received, the combination transaction is expected to be consummated on or about November 22, 1995.

    All directors and officers of Symantec will remain in their current positions following the transaction. Two current members of the Delrina Board of Directors will join the Symantec Board of Directors and the current Chairman and Chief Executive Officer of Delrina will become an executive officer of Symantec.

    After careful consideration, your Board of Directors has unanimously approved the Combination Agreement and the transactions provided for therein and has concluded that they are in the best interests of Symantec and its stockholders. Your Board of Directors unanimously recommends a vote in favor of the combination proposals.

    At the Meeting, you also will be asked to elect six directors to Symantec's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal and to vote upon (a) a proposal to amend Symantec's 1989 Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase by 500,000 shares (from 1,500,000 to 2,000,000) the number of shares of Symantec Common Stock reserved for issuance thereunder; (b) a proposal to amend Symantec's 1988 Employees Stock Option Plan (the "Stock Option Plan") to increase by 1,000,000 shares (from 12,700,000 to 13,700,000) the number of shares of Symantec Common Stock reserved for issuance thereunder; and (c) to ratify the selection of Ernst & Young LLP as Symantec's independent auditors for the current fiscal year. Your Board of Directors unanimously recommends that you vote for the six nominees for director and in favor of the proposals to amend the Stock Purchase Plan and Stock Option Plan and to ratify the selection of independent auditors.

    In the material accompanying this letter, you will find a Notice of Annual Meeting of Stockholders, a Joint Proxy Statement relating to the actions to be taken by Symantec stockholders at the Meeting (as well as the actions to be taken by the Delrina shareholders at the Delrina annual and special meeting) and a proxy. The Joint Proxy Statement more fully describes the proposed combination transaction and includes information about Symantec and Delrina and about the additional matters for consideration at the Meeting.

    All stockholders are cordially invited to attend the Meeting in person. However, whether or not you plan to attend the Meeting, please complete, sign, date and return your proxy in the enclosed envelope. If you attend the Meeting, you may vote in person if you wish, even though you have previously returned your proxy. It is important that your shares be represented and voted at the Meeting.

                                         Sincerely,

                                         Gordon E. Eubanks, Jr.
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                     [LOGO]
                               10201 TORRE AVENUE
                          CUPERTINO, CALIFORNIA 95014

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

To our Stockholders:

    The annual meeting of stockholders of Symantec Corporation, a Delaware corporation ("Symantec"), will be held at 9:00 a.m. (Pacific time) on November 20, 1995, at The Garden Court Hotel, Palo Alto, California, for the following purposes:

                             COMBINATION PROPOSALS

    1. To consider and act upon a proposal to approve the Combination Agreement dated as of July 5, 1995 between Symantec and Delrina Corporation and the transactions contemplated thereby, including the issuance of shares of Symantec Common Stock as contemplated by such Combination Agreement.

    2. To consider and act upon a proposal to amend Symantec's Certificate of Incorporation to (a) increase by 30,000,000 (from 70,000,000 to 100,000,000) the number of shares of Symantec Common Stock, par value $0.01 per share, authorized for issuance; and (b) create a new class of stock, designated Special Voting Stock, par value $1.00 per share, and to authorize one share for issuance thereunder.

                            ANNUAL MEETING PROPOSALS

    3. To elect six directors to Symantec's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal.

    4. To consider and act upon a proposal to amend Symantec's 1989 Employee Stock Purchase Plan to increase by 500,000 shares (from 1,500,000 to 2,000,000) the number of shares of Symantec Common Stock reserved for issuance thereunder.

    5. To consider and act upon a proposal to amend Symantec's 1988 Employees Stock Option Plan to increase by 1,000,000 shares (from 12,700,000 to 13,700,000) the number of shares of Symantec Common Stock reserved for issuance thereunder.

    6. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as Symantec's independent auditors for the current fiscal year.

    7. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Joint Proxy Statement that accompanies this Notice.

    Only stockholders of record as of October 4, 1995 are entitled to notice of and will be entitled to vote at this meeting or any adjournment thereof.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         Derek P. Witte
                                         VICE PRESIDENT AND GENERAL COUNSEL

Cupertino, California
October 17, 1995

TO ASSURE THAT  YOUR SHARES ARE  REPRESENTED AT  THE MEETING, YOU  ARE URGED  TO
COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROXY CAN BE REVOKED BY YOU AT ANY TIME BEFORE IT IS VOTED.

                                     [LOGO]
                               500-2 PARK CENTRE
                            TORONTO, ONTARIO M3C 1W3

October 17, 1995

Dear Delrina Shareholder:

    We are pleased to invite you to attend an important meeting of shareholders, to be held in conjunction with the annual meeting of shareholders on November 20, 1995 at 9:00 a.m. (Toronto time) at the Four Seasons Inn on the Park, Toronto, Ontario. Because of the importance of the business of this meeting, we would like as many of you as possible either to attend in person, or to be represented by sending in your proxies.

    The  business  of the  meeting includes  consideration of  and voting  on an
arrangement  which,  effectively,  will  lead   to  a  combination  of   Delrina
Corporation ("Delrina") and Symantec Corporation ("Symantec").

    The details of the proposed transaction are included in the attached Joint Proxy Statement. Also included is the form of proxy. For Canadian shareholders the Letter of Transmittal is included, and for U.S. shareholders, the Letter of Transmittal will be delivered under separate cover. Please review the Joint Proxy Statement carefully -- it has been prepared to help you make an informed investment decision. The Joint Proxy Statement also includes Delrina's audited financial statements for the fiscal year ended June 30, 1995 and Delrina Management's Discussion and Analysis of Financial Condition and Results of Operations. Delrina will not be preparing a separate annual report this year.

    If the proposed transaction is completed, Delrina shareholders will exchange each of their Delrina Common Shares for 0.61 of an Exchangeable Share (a newly-created class of shares) of Delrina. Each Exchangeable Share may itself be exchanged for one share of Symantec Common Stock. Each Exchangeable Share will entitle its holder to receive dividends economically equivalent to any dividends paid on Symantec Common Stock and will carry the right to vote at meetings of the stockholders of Symantec. Holding Exchangeable Shares rather than Symantec Common Stock may appeal to Delrina's shareholders for certain United States and Canadian tax reasons, which are described in the Joint Proxy Statement.

    After considering many different factors (which are reviewed in detail in the Joint Proxy Statement), your Board of Directors has unanimously recommended that you vote in favour of the resolution concerning the Plan of Arrangement and the combination of Symantec and Delrina.

    We hope that you will be able to attend the meeting. Whether or not you are able to attend, it is still important that you be represented at the meeting. We urge you to complete the enclosed form of proxy and return it, not later than the time specified in the Notice of Annual and Special Meeting of Shareholders, in the postage-paid envelope provided. Regardless of the number of shares you own, your vote is important.

                                          Yours very truly,

                                          Your Board of Directors

                                          Dennis Bennie
                                          CHAIRMAN

                                     [LOGO]

                               ------------------

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

    NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Delrina Shareholders Meeting") of the shareholders of Delrina Corporation ("Delrina") will be held at 9:00 a.m. (Toronto time) on November 20, 1995 at the Four Seasons Inn on the Park, Toronto, Ontario for the following purposes:

        1. To consider, pursuant to an order (the "Interim Order") of the Ontario Court of Justice (General Division) dated October 6, 1995, and, if deemed advisable, to pass, with or without variation, a special resolution (the "Arrangement Resolution") to approve an arrangement (the "Arrangement") under section 182 of the BUSINESS CORPORATIONS ACT (Ontario) (the "OBCA"), all as more particularly described in the accompanying Joint Management Information Circular and Proxy Statement (the "Joint Proxy Statement").

        2. To receive the financial statements of Delrina for the year ended June 30, 1995 and the report of the independent auditors thereon.

        3.  To elect directors for the ensuing year.

        4. To appoint Price Waterhouse as independent auditors of Delrina and to authorize the directors to fix their remuneration.

        5. To transact such further or other business as may properly come before the Delrina Shareholders Meeting or any adjournment or adjournments thereof.

    Specific details of the matters to be put before the Delrina Shareholders Meeting are set out in the Joint Proxy Statement, which forms part of this Notice. The full text of the Arrangement Resolution is attached as Annex A to the Joint Proxy Statement.

    Pursuant to the Interim Order, a copy of which is attached as Annex C to the Joint Proxy Statement, holders of Delrina Common Shares have been granted the right to dissent in respect of the Arrangement. If the Arrangement becomes effective, a dissenting shareholder will be entitled to be paid the fair value of the Delrina Common Shares held by such shareholder if the Secretary of Delrina or the Chairman of the Delrina Shareholders Meeting shall have received from such dissenting shareholder at or before the Delrina Shareholders Meeting a written objection to the Arrangement Resolution and the dissenting shareholder shall have otherwise complied with the provisions of section 185 of the OBCA. The dissent right is described in the accompanying Joint Proxy Statement and the full text of section 185 of the OBCA is attached as Annex J to the Joint Proxy Statement. FAILURE TO STRICTLY COMPLY WITH THE REQUIREMENTS SET OUT IN SECTION 185 OF THE OBCA MAY RESULT IN THE LOSS OF ANY RIGHT OF DISSENT.

    Each person who is a holder of record of Delrina Common Shares at the close of business on October 4, 1995 (the "Delrina Record Date") is entitled to notice of, and to attend and vote at, the Delrina Shareholders Meeting and any adjournment or postponement thereof, provided that to the extent a person has transferred any Delrina Common Shares after the Delrina Record Date and the transferee of such shares establishes that such transferee owns such shares and demands not later than November 10, 1995 to be included in the list of shareholders eligible to vote at the Delrina Shareholders Meeting, such transferee will be entitled to vote such shares at the Delrina Shareholders Meeting.

    DATED at Toronto, Ontario, October 17, 1995.

                                         By Order of the Delrina Board of
                                         Directors

                                         Michael Cooperman
                                         SECRETARY

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE DELRINA SHAREHOLDERS MEETING. SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. TO BE EFFECTIVE, PROXIES MUST BE RECEIVED BY THE R-M TRUST COMPANY, 393 UNIVERSITY AVENUE, 5TH FLOOR, TORONTO, ONTARIO M5C 1E6 NOT LATER THAN 5:00 P.M. (TORONTO TIME) ON NOVEMBER 17, 1995, OR, IF THE DELRINA SHAREHOLDERS MEETING IS ADJOURNED, NOT LATER THAN 24 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) BEFORE THE TIME OF THE DELRINA SHAREHOLDERS MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                            ONTARIO COURT OF JUSTICE
                               (GENERAL DIVISION)
                                COMMERCIAL LIST

          IN THE MATTER OF THE BUSINESS CORPORATIONS ACT, R.S.O. 1990,
                           CHAPTER B.16, SECTION 182

                                      and

               IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
                    DELRINA CORPORATION AND ITS SHAREHOLDERS

                            ------------------------

                             NOTICE OF APPLICATION

                             ---------------------

TO:  ALL HOLDERS OF COMMON SHARES OF DELRINA CORPORATION

    THIS APPLICATION will come on for a hearing before a judge presiding over the Commercial List on November 21, 1995, at 10:00 a.m. or as soon after that time as the Application may be heard at 145 Queen Street West, Toronto, Ontario.

    IF YOU WISH TO OPPOSE THIS APPLICATION, you or an Ontario lawyer acting for you must forthwith prepare a notice of appearance in Form 38C prescribed by the Rules of Civil Procedure, serve it on the applicant's lawyers and file it, with proof of service, in this court office, and you and your lawyer(s) must appear at the hearing.

    IF YOU WISH TO PRESENT AFFIDAVIT OR OTHER DOCUMENTARY EVIDENCE TO THE COURT OR TO EXAMINE OR CROSS-EXAMINE WITNESSES ON THE APPLICATION, you or your lawyer(s) must, in addition to serving your notice of appearance, serve a copy of the evidence on the applicant's lawyers and file it, with proof of service, in the court office where the application is to be heard as soon as possible, but not later than 2:00 p.m. on the day before the hearing.

    IF YOU FAIL TO APPEAR AT THIS HEARING, JUDGMENT MAY BE GIVEN IN YOUR ABSENCE WITHOUT FURTHER NOTICE TO YOU.

    If you wish to oppose this Application but are unable to pay legal fees, legal aid may be available to you by contacting a local Legal Aid Office.

Date:  October 4, 1995                    Issued by:          /s/ BELINDA
                                                                BURNETT
                                                       -------------------------
                                                            Local Registrar
                                          Address of court office:
                                          145 Queen Street West
                                          Toronto, Ontario M5H 2N9

TO:      ALL HOLDERS OF COMMON SHARES OF DELRINA CORPORATION

AND TO:   THE DIRECTOR UNDER THE BUSINESS CORPORATIONS ACT (ONTARIO)

                                  APPLICATION

1. Delrina Corporation ("Delrina") seeks an order approving the Arrangement involving Delrina and its shareholders proposed by Delrina and described in the Joint Management Information Circular and Proxy Statement to be dated on or about October 17, 1995 and mailed to holders of common shares of Delrina.

2.  The grounds for the Application are:

    (i) section 182 of the BUSINESS CORPORATIONS ACT (Ontario);

    (ii) Rule 14.05(2) of the RULES OF CIVIL PROCEDURE (Ontario); and

   (iii) such further and other grounds as counsel may advise and this Honourable Court may permit.

3. If made, the order will constitute the basis for an exemption under the United States SECURITIES ACT OF 1933, as amended, with respect to securities to be issued under the Arrangement.

4.  The  following  documentary evidence  will  be used  at  the hearing  of the
    Application:

    (i) the Affidavit of Dennis Bennie, to  be sworn, and the exhibits  thereto;
        and

    (ii) such further and other material as counsel may advise and this Honourable Court may permit.

5. The Notice of Application will be sent to all holders of common shares of Delrina at their addresses as they appear on the books of Delrina at the close of business on the day immediately preceding the day on which notice of the annual and special meeting of Delrina shareholders to approve the Arrangement is sent to such shareholders including, pursuant to Rules 17.02(n) and 17.02(o), those shareholders whose addresses, as they appear on the books of Delrina, are outside Ontario.

Date of Issue:  October 4, 1995           Osler, Hoskin & Harcourt
                                          Barristers and Solicitors
                                          P.O. Box 50, 66th Floor
                                          1 First Canadian Place
                                          Toronto, Ontario
                                          M5X 1B8
                                          D. Aleck Dadson
                                          (416) 862-6689
                                          Tristan Mallett
                                          (416) 862-6689
                                          (416) 862-6666 (Facsimile)
                                          Solicitors for Delrina Corporation

[SYMANTEC LOGO]                                                   [DELRINA LOGO]

           JOINT MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

    This Joint Proxy Statement is being furnished to holders of Common Shares of Delrina Corporation, an Ontario corporation ("Delrina"), in connection with the solicitation of proxies by the Delrina Board of Directors for use at the annual and special meeting of Delrina shareholders (the "Delrina Shareholders Meeting") to be held at 9:00 a.m. (Toronto time) on November 20, 1995 at the Four Seasons Inn on the Park, Toronto, Ontario, and any adjournment or postponement thereof.

    This Joint Proxy Statement is also being furnished to holders of common stock, par value US $0.01 per share, of Symantec Corporation, a Delaware corporation ("Symantec"), in connection with the solicitation of proxies by the Board of Directors of Symantec for use at the annual meeting of Symantec stockholders (the "Symantec Stockholders Meeting") to be held at 9:00 a.m. (Pacific time) on November 20, 1995 at the Garden Court Hotel, Palo Alto, California, and any adjournment or postponement thereof.

    This Joint Proxy Statement and the accompanying forms of proxy are first being mailed to shareholders of Delrina and stockholders of Symantec on or about October 17, 1995.

    All information in this Joint Proxy Statement relating to Delrina has been supplied by Delrina, and all information relating to Symantec has been supplied by Symantec. Certain capitalized terms used in this Joint Proxy Statement without definition have the meanings ascribed thereto in the Glossary of Terms.

    SEE "RISK FACTORS" FOR CERTAIN CONSIDERATIONS RELEVANT TO APPROVAL OF THE PROPOSALS AND AN INVESTMENT IN THE SECURITIES REFERRED TO HEREIN.

                            ------------------------

    No person is authorized to give any information or to make any representation not contained in this Joint Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized. This Joint Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation of an offer or proxy solicitation. Neither delivery of this Joint Proxy Statement nor any distribution of the securities referred to in this Joint Proxy Statement shall, under any circumstances, create an implication that there has been no change in the information set forth herein since the date of this Joint Proxy Statement.

                            ------------------------

THE SECURITIES  TO BE  ISSUED IN  THE TRANSACTION  HAVE NOT  BEEN APPROVED  OR
  DISAPPROVED  BY  THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY STATE
    SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
     ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
       OF THIS  JOINT PROXY  STATEMENT. ANY     REPRESENTATION TO  THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                               TABLE OF CONTENTS

                                                                                                           PAGE
                                                                                                           ----
SUMMARY....................................................................................................    1
RISK FACTORS...............................................................................................    7
COMPARATIVE MARKET PRICE DATA..............................................................................   13
COMPARATIVE PER SHARE DATA.................................................................................   13
SELECTED HISTORICAL AND UNAUDITED PRO FORMA COMBINED FINANCIAL DATA........................................   15
  Delrina..................................................................................................   16
  Symantec.................................................................................................   17
PRO FORMA FINANCIAL INFORMATION............................................................................   18
THE MEETINGS -- GENERAL PROXY INFORMATION..................................................................   22
  Symantec.................................................................................................   22
  Delrina..................................................................................................   23
THE TRANSACTION............................................................................................   25
  Background to the Combination Agreement..................................................................   25
  Reasons for the Transaction..............................................................................   27
  Board Recommendations....................................................................................   29
  Opinions of Financial Advisors...........................................................................   29
  Interests of Certain Persons in the Transaction..........................................................   39
  Transaction Mechanics and Description of Exchangeable Shares.............................................   39
  The Combination Agreement................................................................................   42
  Other Agreements.........................................................................................   45
  Court Approval of the Arrangement and Completion of the Transaction......................................   47
  Anticipated Accounting Treatment.........................................................................   48
  Procedures for Exchange of Share Certificates by Delrina Shareholders....................................   48
  Stock Exchange Listings..................................................................................   49
  Eligibility for Investment in Canada.....................................................................   49
  Regulatory Matters.......................................................................................   49
  Resale of Exchangeable Shares and Symantec Common Stock Received in the Transaction......................   49
THE COMPANIES AFTER THE TRANSACTION........................................................................   51
  The Combination -- General...............................................................................   51
  Management...............................................................................................   51
  Plans and Proposals......................................................................................   52
  Principal Holders of Securities..........................................................................   53
  Symantec Share Capital...................................................................................   53
  Delrina Share Capital....................................................................................   54
  Support Agreement........................................................................................   56
  Voting and Exchange Trust Agreement......................................................................   57
  Delivery of Symantec Common Stock........................................................................   58
  Call Rights..............................................................................................   59
  Auditors.................................................................................................   59
  Transfer Agents and Registrars...........................................................................   60
INCOME TAX CONSIDERATIONS TO DELRINA SHAREHOLDERS..........................................................   60
  Canadian Federal Income Tax Considerations to Delrina Shareholders.......................................   60
  United States Federal Income Tax Considerations to Delrina Shareholders..................................   65
  Shareholders Not Resident in or Citizens of the United States............................................   70
DELRINA MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS..............   71
  Overview.................................................................................................   71
  Results of Operations....................................................................................   72

                                                                                                           PAGE
                                                                                                           ----
INFORMATION CONCERNING DELRINA.............................................................................   78
  Business.................................................................................................   78
  Properties...............................................................................................   90
  Legal Proceedings........................................................................................   90
  Directors and Management.................................................................................   92
  Executive Compensation...................................................................................   93
  Indebtedness of Directors and Officers of Delrina........................................................   96
  Interests of Management of Delrina and Others in Certain Transactions....................................   96
  Principal Holders of Voting Securities...................................................................   97
  Share Capital Matters....................................................................................   97
  Auditor; Transfer Agent and Registrar....................................................................   98
  Statement of Corporate Governance Practices..............................................................   98
SYMANTEC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.............  100
  Overview.................................................................................................  100
  Results of Operations....................................................................................  101
  Liquidity and Capital Resources..........................................................................  111
INFORMATION CONCERNING SYMANTEC............................................................................  113
  Business.................................................................................................  113
  Properties...............................................................................................  124
  Legal Proceedings........................................................................................  124
  Directors and Management.................................................................................  126
  Description of Capital Stock.............................................................................  129
  Security Ownership of Certain Beneficial Owners and Management...........................................  130
  Compensation of Executive Officers.......................................................................  131
REPORT OF THE COMPENSATION COMMITTEE AND BOARD ON EXECUTIVE COMPENSATION...................................  134
  Company Stock Price Performance..........................................................................  138
  Certain Transactions.....................................................................................  139
COMPARISON OF STOCKHOLDER RIGHTS...........................................................................  141
  Vote Required for Extraordinary Transactions.............................................................  141
  Amendment to Governing Documents.........................................................................  141
  Dissenters' Rights.......................................................................................  142
  Oppression Remedy........................................................................................  142
  Derivative Action........................................................................................  143
  Shareholder Consent in Lieu of Meeting...................................................................  143
  Director Qualifications..................................................................................  143
  Fiduciary Duties of Directors............................................................................  144
  Indemnification of Officers and Directors................................................................  144
  Director Liability.......................................................................................  145
  Anti-Takeover Provisions and Interested Stockholder Transactions.........................................  145
DISSENTING SHAREHOLDERS' RIGHTS............................................................................  146
  Delrina..................................................................................................  146
  Symantec.................................................................................................  148

                                                                                                           PAGE
                                                                                                           ----
ADDITIONAL MATTERS FOR CONSIDERATION OF SYMANTEC STOCKHOLDERS..............................................  148
  Proposal No. 2 -- Approval of Amendment to Certificate of Incorporation..................................  148
  Proposal No. 3 -- Election of Directors..................................................................  149
  Proposal No. 4 -- Approval of Amendment to 1989 Employee Stock Purchase Plan.............................  150
  Proposal No. 5 -- Approval of Amendment to 1988 Employees Stock Option Plan..............................  155
  Proposal No. 6 -- Ratification of Selection of Independent Auditors......................................  161
  Compliance under Section 16(a) of the Exchange Act.......................................................  161
  Stockholder Proposals....................................................................................  161
  Other Business...........................................................................................  161
  Disclaimer Regarding Incorporation by Reference of the Report of the Compensation Committee and the Stock
   Price Performance Graph.................................................................................  162
ADDITIONAL MATTERS FOR CONSIDERATION OF DELRINA SHAREHOLDERS...............................................  162
  Election of Directors....................................................................................  162
  Appointment of Auditors..................................................................................  162
LEGAL MATTERS..............................................................................................  163
EXPERTS....................................................................................................  163
AVAILABLE INFORMATION......................................................................................  163
APPROVAL OF PROXY STATEMENT BY DELRINA BOARD OF DIRECTORS..................................................  164
INDEX TO FINANCIAL STATEMENTS..............................................................................  F-1

ANNEX A   -- Form of the Arrangement Resolution
ANNEX B   -- Combination Agreement
ANNEX C   -- Interim Order
ANNEX D   -- Plan of Arrangement and Exchangeable Share Provisions
ANNEX E   -- Form of Support Agreement
ANNEX F   -- Form of Voting and Exchange Trust Agreement
ANNEX G   -- Restated Certificate of Incorporation of Symantec
ANNEX H   -- Donaldson, Lufkin & Jenrette Fairness Opinion
ANNEX I   -- Broadview Associates Fairness Opinion
ANNEX J   -- Section 185 of the OBCA
ANNEX K   -- Symantec's 1989 Employee Stock Option Plan
ANNEX L   -- Symantec's 1988 Employees Stock Purchase Plan

                               GLOSSARY OF TERMS

    Unless the context otherwise requires, the following terms shall have the following meanings when used in this Joint Proxy Statement (including the summary). These defined terms are not used in the consolidated financial statements attached hereto.

    "ACQUISITION PROPOSAL" means a proposal, offer or other action as described in "THE TRANSACTION -- The Combination Agreement -- Representations and Covenants" relating to the possible acquisition of Delrina or any of its subsidiaries or any material portion of its or their capital stock or assets.

    "ARRANGEMENT" means the proposed arrangement of Delrina under section 182 of the OBCA pursuant to the Plan of Arrangement.

    "ARRANGEMENT  RESOLUTION"   means   the  special   resolution   of   Delrina
    shareholders concerning the Arrangement in the form set out in Annex A to this Joint Proxy Statement.

    "AUTOMATIC REDEMPTION DATE" means the seventh anniversary of the effective date of the Arrangement or such earlier or later time as described in "THE TRANSACTION -- Transaction Mechanics and Description of Exchangeable Shares -- Exchange and Call Right."

    "AUTOMATIC EXCHANGE RIGHTS" means the rights granted to the Trustee for the benefit of the holders of the Exchangeable Shares pursuant to the Voting and Exchange Trust Agreement to automatically exchange the Exchangeable Shares for shares of Symantec Common Stock upon a Liquidation Event.

    "BROADVIEW" means Broadview Associates, L.P., financial advisor to Delrina.

    "CALL RIGHTS" means the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right, collectively.

    "CANADIAN DOLLAR EQUIVALENT" means the product obtained by multiplying the U.S. dollar amount by the noon spot exchange rate on such date for U.S. dollars expressed in Canadian dollars as reported by the Bank of Canada.

    "CANADIAN GAAP" means generally accepted accounting principles in Canada.

    "CANADIAN TAX ACT" means the Income Tax Act (Canada).

    "CIC" means the proxy solicitation firm, Corporate Investor Communications, Inc.

    "CLASS A PREFERRED SHARES" means the Class A Preferred Shares of Delrina.

    "CLOSING" means the execution and delivery of the documents required to effectuate the transactions contemplated by the Combination Agreement and the closing of the transactions contemplated by the Combination Agreement.

    "CLOSING DATE" means November 22, 1995, or such other date as may be determined by Symantec and Delrina.

    "COMBINATION AGREEMENT" means the Combination Agreement by and between Delrina and Symantec dated as of July 5, 1995, a copy of which is attached hereto as Annex B.

    "COMPETITION ACT" means the Competition Act (Canada).

    "COURT" means the Ontario Court of Justice (General Division).

    "DELRINA" means Delrina Corporation, an Ontario corporation.

    "DELRINA AFFILIATE" means each affiliate (as such term is defined pursuant to Rule 145 under the Securities Act) of Delrina, namely, Messrs. Dennis Bennie, Mark Skapinker, Albert Amato, Michael Cooperman, Louis Ryan, George Clute, Ashok Rao and Peter Farlinger.

    "DELRINA AFFILIATES AGREEMENTS" means the affiliate agreements executed by each Delrina Affiliate and agreed and accepted by Symantec and Delrina.

    "DELRINA ARTICLES" means the Delrina articles of incorporation as proposed to be amended in connection with the Arrangement.

    "DELRINA BYLAWS" means Delrina's bylaws, as amended from time to time.

    "DELRINA COMMON SHARES" means the common shares of Delrina.

    "DELRINA INSOLVENCY EVENT" means any insolvency or bankruptcy proceeding instituted by or against Delrina, including any such proceeding under the COMPANIES' CREDITORS ARRANGEMENT ACT (Canada) and the BANKRUPTCY AND
    INSOLVENCY ACT (Canada), the admission in writing by Delrina of its inability to pay its debts generally as they become due and the inability of Delrina, as a result of solvency requirements of applicable law, to redeem any Exchangeable Shares tendered for retraction.

    "DELRINA OPTIONS" means all outstanding options to purchase Delrina Common Shares, including all outstanding options granted under the Delrina Option Plans.

    "DELRINA OPTION PLANS" means the Delrina 1994 Stock Option Plan, established as of January 1, 1994 and the Delrina Stock Option Plan, effective as of October 28, 1993.

    "DELRINA PRINCIPAL SHAREHOLDER" means each of Dennis Bennie, Mark Skapinker and Albert Amato (collectively, the "Delrina Principal Shareholders").

    "DELRINA RECORD DATE" means October 4, 1995.

    "DELRINA SHAREHOLDERS MEETING" means the annual and special meeting of shareholders of Delrina to be held with respect to, among other things, the approval by Delrina's shareholders of the Arrangement, the election of directors and the appointment of independent auditors.

    "DGCL" means the Delaware General Corporation Law, as amended.

    "DISSENT NOTICE" means a written objection to the Arrangement sent by a Delrina shareholder to Delrina in accordance with "DISSENTING SHAREHOLDERS' RIGHTS."

    "DLJ" means Donaldson, Lufkin & Jenrette Securities Corporation, financial advisor to Symantec.

    "EFFECTIVE DATE" means the date shown on the certificate of arrangement issued by the Director under the OBCA giving effect to the Arrangement.

    "EFFECTIVE TIME" means 12:01 a.m. (Toronto time) on the Effective Date.

    "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    "EXCHANGE RATIO" means 1:0.61, such that each Delrina Common Share is exchanged for 0.61 of an Exchangeable Share.

    "EXCHANGE RIGHTS" means the Automatic Exchange Rights and the optional exchange right granted to the Trustee for the use and benefit of the holders of the Exchangeable Shares pursuant to the Voting and Exchange Trust Agreement to require Symantec to exchange Exchangeable Shares for shares of Symantec Common Stock upon the occurrence of an Insolvency Event.

    "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, which are attached to the Plan of Arrangement.

    "EXCHANGEABLE SHARES" means  the exchangeable shares  of Delrina having  the
    rights,   privileges,  restrictions   and  conditions   set  forth   in  the
    Exchangeable Share Provisions.

    "FINAL ORDER" means the final order of the Court approving the Arrangement.

    "FTC" means the Federal Trade Commission and all successors thereto.

    "HSR ACT" means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

    "INTERIM ORDER" means the interim order of the Court dated October 6, 1995, a copy of which is attached hereto as Annex C.

    "JOINT PROXY STATEMENT" means this joint management information circular and proxy statement relating to the Delrina Shareholders Meeting and the Symantec Stockholders Meeting.

    "LETTER OF TRANSMITTAL" means the letter delivered to holders of Delrina Common Shares, which when duly completed and returned with a certificate for Delrina Common Shares will enable such shareholder to exchange such certificate for Exchangeable Shares.

    "LIQUIDATION CALL RIGHT" means the right of Symantec, in the event of a proposed liquidation, dissolution or winding-up of Delrina, to purchase all of the outstanding Exchangeable Shares from the holders thereof on the effective date of any such liquidation, dissolution or winding-up in exchange for shares of Symantec Common Stock pursuant to the Plan of Arrangement.

    "1993 DIRECTORS PLAN" means Symantec's 1993 Directors Stock Option Plan.

    "NNM" means The Nasdaq National Market.

    "OBCA" means the Business Corporations Act (Ontario).

    "PLAN OF ARRANGEMENT" means the plan of arrangement proposed under section 182 of the OBCA substantially in the form attached hereto as Annex D, as amended, modified or supplemented from time to time in accordance with its terms.

    "REDEMPTION CALL RIGHT" means the right of Symantec to purchase all of the outstanding Exchangeable Shares from the holders thereof on the date fixed for redemption thereof in exchange for shares of Symantec Common Stock pursuant to the Plan of Arrangement.

    "RETRACTION CALL RIGHT" means the overriding right of Symantec, in the event of a proposed retraction of Exchangeable Shares by a holder thereof, to purchase from such holder on the Retraction Date the Exchangeable Shares tendered for redemption in exchange for shares of Symantec Common Stock pursuant to the Plan of Arrangement.

    "RETRACTION DATE" means a date, determined by a holder of Exchangeable Shares, on which such holder can effect a retraction of such Exchangeable Shares as further set out in the Exchangeable Share Provisions and described in "THE TRANSACTION -- Transaction Mechanics and Description of Exchangeable Shares -- Exchange and Call Right."

    "RETRACTION REQUEST" means a duly executed statement prepared by a holder of Exchangeable Shares in the form of Schedule A to the Exchangeable Share Provisions, or in such other form as may be acceptable to Delrina.

    "SEC" means the United States Securities and Exchange Commission.

    "SECURITIES ACT" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

    "STOCK OPTION PLAN" means Symantec's 1988 Employees Stock Option Plan.

    "STOCK PURCHASE PLAN" means Symantec's 1989 Employee Stock Purchase Plan.

    "SUPPORT AGREEMENT" means the Support Agreement to be entered into among Delrina and Symantec, substantially in the form of Annex E hereto.

    "SYMANTEC" means Symantec Corporation, a Delaware corporation, and its successors.

    "SYMANTEC AFFILIATE" means each affiliate (as such term is defined pursuant to Rule 145 under the Securities Act) of Symantec, namely, Messrs. Gordon Eubanks, Robert Dykes, John Laing, Eugene Wang, Ted Schlein, Derek Witte, Howard Bain, Mark Bailey, Carl Carman, Charles Boesenberg, Walter Bregman, Robert Miller and Leslie Vadasz and Ms. Ellen Taylor.

    "SYMANTEC AFFILIATES AGREEMENTS" means the affiliate agreements executed by each Symantec Affiliate and agreed and accepted by Symantec and Delrina.

    "SYMANTEC BYLAWS" means Symantec's bylaws, as amended from time to time.

    "SYMANTEC CERTIFICATE" means the Symantec certificate of incorporation as proposed to be amended in connection with the Arrangement.

    "SYMANTEC COMMON STOCK" means the common stock, par value US$0.01 per share, of Symantec.

    "SYMANTEC LIQUIDATION EVENT" means (i) any determination by Symantec's Board of Directors to institute voluntary liquidation, dissolution, or winding-up proceedings with respect to Symantec or to effect any other distribution of assets of Symantec among its stockholders for the purpose of winding up its affairs; or (ii) immediately upon the earlier of (A) receipt by Symantec of notice of, and (B) Symantec becoming aware of any threatened or instituted claim, suit or proceedings with respect to the involuntary liquidation, dissolution or winding-up of Symantec or to effect any other distribution of assets of Symantec among its stockholders for the purpose of winding up its affairs.

    "SYMANTEC  OPTION" means  an option  to purchase  shares of  Symantec Common
    Stock.

    "SYMANTEC RECORD DATE" means October 4, 1995.

    "SYMANTEC STOCKHOLDERS MEETING" means the meeting of stockholders of Symantec to be held with respect to, among other things, approval by Symantec's stockholders of the Combination Agreement and the transactions contemplated thereby.

    "TRANSACTION"   means  the  transactions  contemplated  by  the  Combination
    Agreement and by the Plan of Arrangement whereby, among other consequences, Symantec would become the sole shareholder of Delrina Common Shares.

    "TRUSTEE" means The R-M Trust Company, or any successor thereto, pursuant to the Voting and Exchange Trust Agreement.

    "TSE" means The Toronto Stock Exchange.

    "U.S. CODE" means the United States Internal Revenue Code of 1986, as amended.

    "U.S. GAAP" means generally accepted accounting principles in the United States.

    "VOTING AND EXCHANGE TRUST AGREEMENT" means the voting and exchange trust agreement to be entered into among Delrina, Symantec and the Trustee, substantially in the form of Annex F hereto.

    "VOTING RIGHTS" means the rights of the holders of Exchangeable Shares to direct the voting of the Symantec Voting Share in accordance with the Voting and Exchange Trust Agreement.

    "VOTING SHARE" means the one share of Symantec Special Voting Stock, par value US$1.00 per share, to be issued by Symantec and deposited with the Trustee pursuant to the Voting and Exchange Trust Agreement.

                 REPORTING CURRENCIES AND ACCOUNTING PRINCIPLES

    The financial statements of, and the summaries of financial information concerning, Delrina contained in this Joint Proxy Statement are reported in Canadian dollars and have been prepared in accordance with Canadian GAAP, which differ in certain material respects from U.S. GAAP. See Note 12 of Notes to Delrina Consolidated Financial Statements, which presents a reconciliation of such financial statements from Canadian GAAP to U.S. GAAP.

    The financial statements and the pro forma financial statements of, and the summaries of historical and pro forma financial information concerning, Symantec contained in this Joint Proxy Statement are reported in U.S. dollars and have been prepared in accordance with U.S. GAAP.

                   EXCHANGE RATE OF CANADIAN AND U.S. DOLLARS

    In this Joint Proxy Statement, dollar amounts are expressed either in U.S. dollars ("US$") or in Canadian dollars ("C$").

    The following table sets forth, for each period indicated, the high and low exchange rates for one Canadian dollar expressed in U.S. dollars, the average of such exchange rates on the last day of each month during such period, and the exchange rate at the end of such period, based upon the noon buying rate in New York City for cable transfers in Canadian dollars, as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate"):

                                           TWELVE-MONTH PERIOD ENDED JUNE
                                                         30,
                                          ---------------------------------
                                          1991   1992   1993   1994   1995
                                          -----  -----  -----  -----  -----
High....................................  .8837  .8926  .8453  .7851  .7457
Low.....................................  .8512  .8290  .7761  .7166  .7023
Average.................................  .8654  .8585  .7991  .7440  .7269
Period End..............................  .8754  .8353  .7798  .7233  .7279

    On October 10, 1995, the exchange rate for one Canadian dollar expressed in U.S. dollars based on the Noon Buying Rate was .7486.

    The following table sets forth, for each period indicated, the high and low exchange rates for one U.S. dollar expressed in Canadian dollars, the average of such exchange rates on the last day of each month during such period, and the exchange rate at the end of such period, based upon the noon spot rate of the Bank of Canada (the "Noon Spot Rate"):

                                                                   THREE-MONTH
                                                                   PERIOD ENDED
                            TWELVE-MONTH PERIOD ENDED MARCH 31,      JUNE 30,
                           --------------------------------------  ------------
                            1991    1992    1993    1994    1995       1995
                           ------  ------  ------  ------  ------  ------------
High.....................  1.1922  1.2002  1.2885  1.3838  1.4238     1.3998
Low......................  1.1316  1.1200  1.1799  1.2562  1.3410     1.3520
Average..................  1.1614  1.1522  1.2334  1.3176  1.3815     1.3678
Period End...............  1.1595  1.1902  1.2573  1.3838  1.3993     1.3738

    On October 10, 1995, the Noon Spot Rate was one U.S. dollar equals 1.3355 Canadian dollars.

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS JOINT PROXY STATEMENT. IT IS NOT, AND IS NOT INTENDED TO BE, COMPLETE IN ITSELF. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT, WHICH DELRINA SHAREHOLDERS AND SYMANTEC STOCKHOLDERS ARE ENCOURAGED TO REVIEW. UNLESS OTHERWISE INDICATED, CAPITALIZED TERMS USED IN THIS SUMMARY ARE DEFINED IN THE GLOSSARY OF TERMS OR ELSEWHERE IN THIS JOINT PROXY STATEMENT. ALL REFERENCES TO DOLLAR AMOUNTS HEREIN ARE IN U.S. DOLLARS (US$) OR CANADIAN DOLLARS (C$).

THE COMPANIES

Symantec......................  Symantec  was  founded  in  1982  and  develops, markets  and  supports  a  diversified  line  of
                                application   and   system   software   products
                                designed  to enhance  individual and  work group
                                productivity  as   well  as   manage   networked
                                computing   environments.   Symantec's   product
                                groups  include  advanced  utilities,   security
                                utilities,   network/communications   utilities,
                                contact management,  development tools,  project
                                management    and    client-server   technology.
                                Symantec's  principal   executive  offices   are
                                located   at  10201   Torre  Avenue,  Cupertino,
                                California 95014-2132  (telephone  number  (408)
                                253-9600). See "INFORMATION CONCERNING
                                SYMANTEC."
Delrina.......................  Delrina   was  founded  in   1988  and  designs,
                                develops, markets and supports software products
                                and services in the fax and data communications,
                                electronic forms and consumer software  markets.
                                Delrina's   principal   executive   offices  are
                                located at 500-2  Park Centre, Toronto,  Ontario
                                M3C  1W3 (telephone number  (416) 441-3676). See
                                "INFORMATION CONCERNING DELRINA."

THE STOCKHOLDERS MEETINGS

Time, Date and Place..........  The Symantec Stockholders  Meeting will be  held on November 20, 1995, at 9:00 a.m. (Pacific time) at the Garden Court Hotel, Palo Alto, California.

                                The Delrina Shareholders Meeting will be held on November 20, 1995, at 9:00 a.m. (Toronto time) at the Four Seasons Inn on the Park, Toronto, Ontario. See "THE MEETINGS -- GENERAL PROXY INFORMATION."
Record Dates, Shares Entitled
 to Vote......................  Holders of record  of Symantec  Common Stock  on
                                October 4, 1995 (the "Symantec Record Date") are entitled to notice of and to vote at the Symantec Stockholders Meeting. At the close of business on the Symantec Record Date there were outstanding and entitled to vote 39,318,165 shares of Symantec Common Stock, each of which will be entitled to one vote on each matter to be acted upon.

                                Holders of record of Delrina Common Shares on October 4, 1995 (the "Delrina Record Date") are entitled to notice of and to vote at the Delrina Shareholders Meeting. At the close of business on the Delrina Record Date there were outstanding and entitled to vote 22,425,430 Delrina Common Shares, each of which will be entitled to one vote on each matter to be acted upon. See "THE MEETINGS -- GENERAL PROXY INFOR-MATION."

Matters to be Considered at
 the Meetings.................  At   the  Symantec   Stockholders  Meeting,  the
                                Symantec stockholders  will  consider  and  vote
                                upon  proposals to: (i)  approve the Combination
                                Agreement  and  the  transactions   contemplated
                                thereby; (ii) approve an amendment to Symantec's
                                Certificate  of  Incorporation  to  increase the
                                number of authorized  shares of Symantec  Common
                                Stock  and to  create a class  of Special Voting
                                Stock consisting  of  the  Voting  Share;  (iii)
                                elect  six  directors  to  Symantec's  Board  of
                                Directors; (iv)  approve  an  amendment  to  the
                                Stock  Purchase Plan  to increase  the number of
                                shares reserved  for  issuance  thereunder;  (v)
                                approve an amendment to the Stock Option Plan to
                                increase  the  number  of  shares  reserved  for
                                issuance  thereunder;   and  (vi)   ratify   the
                                Symantec  Board of Directors' selection of Ernst
                                & Young LLP as Symantec's independent auditors.

                                At the Delrina Shareholders Meeting, the Delrina
                                shareholders will  consider  and vote  upon  the
                                following:  (i) a special  resolution to approve
                                the Arrangement;  (ii)  the  election  of  seven
                                directors  to Delrina's Board of Directors, each
                                to  hold  office  until  his/her  successor   is
                                elected   and   qualified   or   until   his/her
                                resignation or  removal;  (iii)  a  proposal  to
                                appoint  Price Waterhouse, Chartered Accountants
                                as  Delrina's  independent   auditors  for   the
                                current   fiscal  year  and   to  authorize  the
                                directors to  fix their  remuneration; and  (iv)
                                such  further or other  business as may properly
                                come before the Delrina Shareholders Meeting  or
                                any  adjournment  or  postponement  thereof. See
                                "THE MEETINGS -- GENERAL PROXY INFORMATION."

Votes Required................  Approval of  the Combination  Agreement and  the
                                issuance    of   Symantec    Common   Stock   as
                                contemplated thereby, approval of the amendments
                                to the Stock Purchase Plan and the Stock  Option
                                Plan   and  ratification  of  the  selection  of
                                independent  auditors  will  each  require   the
                                affirmative vote of the holders of a majority of
                                the  shares of Symantec Common Stock present (in
                                person or by proxy) and entitled to vote at  the
                                Symantec  Stockholders Meeting at which a quorum
                                of at least  a majority of  the Symantec  Common
                                Stock  issued, outstanding and entitled to vote,
                                is present.  Election of  members of  Symantec's
                                Board  of Directors  will require  approval of a
                                plurality of the votes of the shares present (in
                                person or by proxy) at the Symantec Stockholders
                                Meeting  that  are  entitled  to  vote  in   the
                                election   of   directors.   Approval   of   the
                                amendments   to   Symantec's   Certificate    of
                                Incorporation  will require the affirmative vote
                                of the holders of a majority of the  outstanding
                                shares  of  Symantec Common  Stock. Each  of ten
                                Symantec Affiliates  who in  the aggregate  hold
                                202,927  shares of  Symantec Common  Stock (less
                                than  1%  of  the  outstanding  Symantec  Common
                                Stock),   has  agreed  to  vote  all  shares  of
                                Symantec Common  Stock  held  by  such  Symantec
                                Affiliate    in   favor   of   the   Combination
                                Agreement."

                                The Arrangement Resolution  must be approved  by
                                the  affirmative vote of not less than sixty-six
                                and two-thirds percent  (66 2/3%)  of the  votes
                                cast  by  the holders  of Delrina  Common Shares
                                present (in person or by proxy) and entitled  to
                                vote  at  the  Delrina  Shareholders  Meeting at
                                which a quorum of thirty-three percent (33%)  of
                                the   Delrina  Common   Shares  outstanding  and
                                entitled to  vote is  present (in  person or  by
                                proxy).  Each  Delrina Affiliate  has  agreed to
                                vote all  Delrina  Common Shares  held  by  such
                                Delrina  Affiliate in favor  of the Arrangement.
                                The Delrina  Affiliates  hold in  the  aggregate
                                2,632,501  Delrina Common  Shares (approximately
                                11.7% of the outstanding Delrina Common Shares).
                                The appointment of  Price Waterhouse,  Chartered
                                Accountants  as independent  auditors of Delrina
                                must be approved  by the affirmative  vote of  a
                                majority  of the  votes cast  by the  holders of
                                Delrina Common Shares present  (in person or  by
                                proxy)  and  entitled  to  vote  at  the Delrina
                                Shareholders Meeting.  Members  of  the  Delrina
                                Board   of  Directors  will   be  elected  by  a
                                plurality of the  votes cast by  the holders  of
                                Delrina  Common Shares present  (in person or by
                                proxy) and  entitled  to  vote  at  the  Delrina
                                Shareholders   Meeting.  See  "THE  MEETINGS  --
                                GENERAL PROXY INFORMATION."

Recommendations of Boards of
 Directors....................  The Board of Directors of Symantec believes that the terms  of the  Transaction are  fair to  the
                                stockholders   of   Symantec   and   unanimously
                                recommends that stockholders of Symantec vote to
                                approve  the  Combination   Agreement  and   the
                                transactions contemplated thereby, including the
                                issuance of shares of Symantec Common Stock upon
                                exchange   of   the   Exchangeable   Shares   as
                                contemplated by the  Combination Agreement.  The
                                Board of Directors of Symantec also recommends a
                                vote for each of the other proposals to be voted
                                on  at the Symantec Stockholders Meeting and for
                                each of the nominees for director.

                                The Delrina Board of Directors believes that the
                                terms  of  the  Transaction  are  fair  to   the
                                shareholders    of   Delrina   and   unanimously
                                recommends that shareholders of Delrina vote  to
                                approve  the Arrangement.  The Delrina  Board of
                                Directors also recommends a vote for each of the
                                nominees for  director  and for  appointment  of
                                Price  Waterhouse  as independent  auditors. See
                                "THE TRANSACTION -- Board Recommendations."

THE TRANSACTION

Transaction Mechanics.........  Under the terms of the Arrangement, each Delrina
                                Common Share will be exchanged for 0.61 of a share of a new class of Exchangeable Shares of Delrina. Holders of Delrina Common

                                Shares will be entitled to exchange such shares for Exchangeable Shares upon completing and returning a Letter of Transmittal.

                                Holders of the Exchangeable Shares will be entitled at any time following the Effective Time to require Delrina to redeem such Exchangeable Shares by issuing an equivalent number of shares of Symantec Common Stock. However, Delrina must deliver all such requests to Symantec, whereupon Symantec has the right to deliver (instead of Delrina) an equivalent number of shares of Symantec Common Stock. On the seventh anniversary of the Effective Time, Symantec has the right to purchase all then-outstanding Exchangeable Shares by delivery of an equivalent number of shares of Symantec Common Stock. Symantec and Delrina will enter into certain ancillary agreements to ensure that holders of Exchangeable Shares will have voting, dividend and liquidation rights substantially equivalent to those of holders of Symantec Common Stock. See "THE TRANSACTION -- Transaction Mechanics and Description of Exchangeable Shares."

Reasons for the Transaction...  Symantec   and   Delrina   believe   that    the
                                combination  will  allow  the  two  companies to
                                combine their  individual resources  to  enhance
                                their  ability to  compete in,  and profit from,
                                the rapidly growing communications market and to
                                provide more attractive solutions to
                                enterprise-oriented  customers.   The   combined
                                company   is  expected  to   benefit  from  more
                                effectively utilizing the individual  companies'
                                respective   strengths,   including   Symantec's
                                corporate sales  force, international  marketing
                                and  distribution  systems and  remote computing
                                products, and Delrina's expertise in  developing
                                communications,   fax   and   electronic   forms
                                products as well as other synergies between their complementary product lines. See "THE
                                TRANSACTION -- Reasons for the Transaction."

Opinions of Financial
 Advisors.....................  DLJ has  rendered an  opinion  to the  Board  of
                                Directors of Symantec that the Exchange Ratio is fair to Symantec's stockholders from a financial point of view.

                                Broadview has rendered an opinion to the Delrina Board of Directors that the Exchange Ratio is fair to Delrina's shareholders from a financial point of view. See "THE TRANSACTION -- Opinions of Financial Advisors."

Effective Time of the
 Transaction..................  It is  anticipated  that  the  Transaction  will become effective after the requisite
                                shareholder, court and regulatory approvals have been obtained and are final and all other conditions to the Transaction have been satisfied or waived. It is presently anticipated that the Transaction will become effective on or about November 22, 1995. See "THE TRANSACTION -- Transaction Mechanics and Description of Ex-changeable Shares."

Conditions to the
 Transaction..................  The  obligations  of  Delrina  and  Symantec  to consummate  the Transaction  are subject  to the
                                satisfaction of  certain  conditions,  including
                                obtaining   requisite  shareholder,   court  and
                                regulatory approvals.  See "THE  TRANSACTION  --
                                The Combination Agreement."

Certain Federal Income Tax
 Consequences.................  The  Transaction  has been  structured  with the intent that it be  tax deferred to most  Delrina
                                shareholders  in Canada  and the  United States.
                                However, such shareholders  will generally  only
                                be  able to obtain  tax deferral for  as long as
                                they hold  the  Exchangeable Shares,  and  will,
                                except  in certain limited situations, generally
                                recognize a gain  or loss upon  the exchange  of
                                their Exchangeable Shares for shares of Symantec
                                Common  Stock.  There are  other  conditions and
                                limitations on qualifying for tax deferral.  See
                                "INCOME    TAX    CONSIDERATIONS    TO   DELRINA
                                SHAREHOLDERS." DELRINA SHAREHOLDERS ARE URGED TO
                                CONSULT THEIR TAX ADVISORS.  The receipt of  tax
                                opinions  as to  the tax deferred  nature of the
                                Transaction  is   a   condition   to   Delrina's
                                obligation  to  consummate the  Transaction. Al-
                                though this condition may be waived by  Delrina,
                                Delrina  does  not  intend to  proceed  with the
                                Transaction if  it  does  not  receive  the  tax
                                opinions.

CERTAIN RELATED AGREEMENTS

Symantec Affiliates
 Agreements...................  Symantec   and   Delrina   have   entered   into
                                agreements with each of the Symantec Affiliates,
                                pursuant to  which:  (i)  ten  of  the  Symantec
                                Affiliates who hold Symantec Common Stock agreed
                                with  Delrina to  vote their  shares of Symantec
                                Common  Stock  in  favor  of  approval  of   the
                                Combination  Agreement  and against  approval of
                                any  proposal  made  in  opposition  to  or   in
                                competition with consummation of the Transaction
                                and  (ii) all of  the Symantec Affiliates agreed
                                that they will not sell or otherwise dispose  of
                                any  shares of Symantec Common Stock or Symantec
                                Options  in   the  30-day   period   immediately
                                preceding  the Effective Time  or from and after
                                the Effective Time until  such time as  Symantec
                                shall  have  publicly released  a  press release
                                summarizing its first quarterly financial state-
                                ments that include at  least thirty days of  the
                                combined   operating  results   of  Delrina  and
                                Symantec.  See   "THE   TRANSACTION   --   Other
                                Agreements -- Affiliates Agreements."

Delrina Affiliates
 Agreements...................  Symantec   and   Delrina   have   entered   into
                                agreements with each of the Delrina  Affiliates,
                                pursuant  to which such persons have agreed: (i)
                                to vote their Delrina Common Shares in favor  of
                                approval of the Arrangement and against approval
                                of  any  proposal made  in  opposition to  or in
                                competition with consummation of the
                                Arrangement; and (ii) that they will not sell or
                                otherwise dispose  of  the  Exchangeable  Shares
                                that   they   will  receive   pursuant   to  the
                                Arrangement, shares  of  Symantec  Common  Stock
                                issuable   upon  exchange  of  the  Exchangeable
                                Shares, Symantec  Options,  shares  of  Symantec
                                Common Stock acquired thereby, any securities paid as a

                                dividend thereon,  or  with respect  thereto  or
                                issued  or delivered in exchange or substitution
                                therefor,  or  any  Delrina  Common  Shares   or
                                Delrina   Options  in  the   30-day  period  im-
                                mediately preceding the Effective Time and  from
                                and  after  the  Effective  Time  until Symantec
                                shall have  publicly  released a  press  release
                                summarizing   its   first   quarterly  financial
                                statements that include at least thirty days  of
                                the  combined operating  results of  Delrina and
                                Symantec.  See   "THE   TRANSACTION   --   Other
                                Agreements -- Affiliates Agreements."

Stock Option Agreements.......  Symantec  has entered into  agreements with each of Dennis  Bennie,  Mark  Skapinker  and  Albert
                                Amato   (collectively,  the  "Delrina  Principal
                                Shareholders"),  who   in  the   aggregate   own
                                approximately   10.4%  of   the  Delrina  Common
                                Shares, pursuant to which such Delrina Principal
                                Shareholders have  each granted  to Symantec  an
                                option  to  purchase up  to  50% of  the Delrina
                                Common Shares held by them, exercisable upon the
                                occurrence   of   certain   triggering   events,
                                including a tender offer for at least 30% of the
                                outstanding    Delrina   Common    Shares,   the
                                announcement by Delrina of  a merger with,  sale
                                of  substantially all its  assets to or issuance
                                of securities representing  at least  5% of  its
                                voting   power  to  a  third  party  other  than
                                Symantec and the  acquisition by  a third  party
                                other  than  Symantec  of at  least  30%  of the
                                outstanding  Delrina  Common  Shares.  See  "THE
                                TRANSACTION  -- Other Agreements -- Stock Option
                                Agreements."

Interests of Certain
 Persons......................  Symantec has  entered  into  an  Employment  and
                                Noncompetition  Agreement  with  each  of Dennis
                                Bennie (the Chairman and Chief Executive Officer
                                of Delrina),  Mark Skapinker  (the President  of
                                Delrina),  and Albert Amato  (the Executive Vice
                                President  and  Chief   Technology  Officer   of
                                Delrina)   for  employment   commencing  at  the
                                Effective Date.  Messrs.  Skapinker  and  Bennie
                                also  will be  appointed to  Symantec's Board of
                                Directors  effective  at  the  Effective   Time.
                                Pursuant  to the Combination Agreement, Symantec
                                also  has  agreed  to  maintain  all  rights  to
                                indemnification   existing   at   the   time  of
                                execution of the Combination Agreement in  favor
                                of  the employees, agents, directors or officers
                                of Delrina in  effect for a  period of at  least
                                six  years  from  the Effective  Time.  See "THE
                                TRANSACTION -- Interests  of Certain Persons  in
                                the Transaction."

                                  RISK FACTORS

    The following risk factors should be considered by Delrina shareholders and Symantec stockholders in evaluating whether to approve the Transaction. Some of these risk factors relate directly to the Transaction while others are present in Symantec's and/or Delrina's general business environment independent of the Transaction. These risk factors should be considered in conjunction with the other information included in this Joint Proxy Statement.

COMPETITIVE ENVIRONMENT

    The PC software industry in which Symantec and Delrina compete is extremely competitive and characterized by frequent and rapid changes in technology and customer preferences. Symantec and Delrina compete with other software vendors for access to distribution channels, retail shelf space and the attention of customers. Competition is generally based on product features and functionality, ease of use, quality of customer support, timeliness of product upgrades, and price, among others. As the market for the software products of Symantec and Delrina continues to develop and other software vendors expand their product lines to include products that compete with those of Symantec and Delrina, competition may  intensify.  Similarly, as  Symantec,  Delrina or  the  combined company acquires or enters markets for new products that are competitive with those of other software vendors, it may also encounter new competition. For instance, Symantec is a recent entrant into the enterprise software market and therefore expects to compete with companies with which it has not competed before. There can be no assurance that Symantec's enterprise products will be successful or gain market acceptance. In addition, Symantec, Delrina or the combined company may encounter competition from other technologies. For instance, the communication software technologies of Symantec and Delrina may encounter competition from other technologies, such as electronic mail. A number of competitors and potential competitors of Symantec and Delrina possess significantly greater financial, technical, marketing and sales and other resources than either of them or than will be possessed by the combined company.

    Microsoft Corporation's ("Microsoft") Windows 95 operating system ("Windows 95") includes basic utilities, general communications and basic fax functions. There can be no assurance that this will not adversely affect sales of similar products of either Symantec, Delrina or the combined company. In the event that Microsoft were to determine to include enhanced versions of such software in future operating systems or to sell such software on a stand-alone basis, sales of Symantec, Delrina or the combined company could be materially adversely affected.

    See  "INFORMATION  CONCERNING  DELRINA  --  Business  --  Competition"   and
"INFORMATION CONCERNING SYMANTEC -- Business -- Competition."

DEPENDENCE ON WINDOWS; WINDOWS 95

    Although Symantec and Delrina have developed versions of products which operate on platforms other than Microsoft's DOS and Windows operating systems ("Windows"), both derive most of their sales from versions of products designed to operate on PCs utilizing the Windows operating environment. Symantec and Delrina expect that the Windows-based versions of their products will continue to dominate sales in the near term. Both companies have devoted substantial efforts to the development of software products that are designed to operate on Windows 95. Should Windows 95 or Symantec's or Delrina's products not achieve timely market acceptance, or should Symantec or Delrina be unable to successfully or timely develop and market products that operate under Windows 95, Symantec's and Delrina's future revenues could be adversely affected.

    Symantec began shipping certain Windows 95 products in August 1995 and plans to ship additional Windows 95 products as and when they are developed. An unexpected delay in the release of Symantec's additional Windows 95 products could have an adverse effect on Symantec. Delrina expects that its WinFax 7.0 for Windows 95 product will have been shipped to retail channels by November 15, 1995. Delrina does not expect to have shipped Windows 95-compatible versions of its other software products prior to November 15, 1995. The delay in the release date of WinFax 7.0 has had an adverse effect on Delrina's revenues for the fiscal quarter ended September 30, 1995, but, assuming the current expected release date is met, Delrina expects that revenues will increase during the fiscal quarter ending December 31, 1995. However, an unexpected delay in the release of WinFax 7.0, or delays in the release of Windows 95-compatible versions of Delrina's other software products, could have an adverse effect on Delrina's revenues for the fiscal quarter ending December 31, 1995. If the delays were to be significant, the effect could be material.

    Uncertainty about the adoption rate of Windows 95 and Symantec's and Delrina's Windows 95 products may affect securities analysts' ability to forecast revenues of Symantec, Delrina or the combined company. As a result, there is an increased risk that revenues and profits will not be in line with analysts' expectations. It is also possible that other operating systems will gain market acceptance, which would require Symantec, Delrina or the combined company to develop new products to function under such operating systems. The ability to develop such new products and their success in the marketplace cannot be assured.

    See "INFORMATION CONCERNING DELRINA -- Business" and "INFORMATION CONCERNING SYMANTEC -- Business."

LOSSES

    Delrina incurred net losses of C$6.3 million for the quarter ended June 30, 1995. These losses were a result of a decrease in demand for Delrina's Windows 3.1-compatible products in anticipation of its Windows 95-compatible products, which are expected to ship in the second quarter of fiscal 1996, as well as increased expenses incurred in marketing and product development in anticipation of the launch of Delrina's Windows 95-compatible products. Delrina cannot yet determine its revenue and losses for the fiscal quarter ended September 30, 1995. However, based on the limited information currently available to Delrina, Delrina anticipates that revenue for the September 30, 1995 quarter will be significantly less (by at least 20%, although the reduction could be substantially greater) than revenue for the June 30, 1995 quarter principally because Delrina did not ship its Windows 95 products in the September quarter. As Delrina has continued to invest heavily in the development of products designed specifically for Windows 95, it does not expect expenses in the September quarter to be lower than those incurred in the June quarter. Accordingly, Delrina expects that it will incur a net loss in the September 30, 1995 fiscal quarter which will be substantially greater than the net loss incurred in the June 30, 1995 fiscal quarter. Delrina may incur significant losses in the future, whether or not the Transaction is consummated. See "-- Dependence on Windows; Windows 95."

DEPENDENCE ON DISTRIBUTORS; CONCENTRATION OF AND ACCESS TO DISTRIBUTION CHANNELS

    Sales to a relatively small number of distributors account for a substantial percentage of the respective revenues of Symantec and Delrina. Ingram Micro D and Merisel accounted for approximately 33% of Symantec's net revenues in the fiscal year ended March 31, 1995. See "SYMANTEC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- Net Revenues." Sales to these same two distributors accounted for approximately 33% of Delrina's net revenues in the fiscal year ended June 30, 1995. See "DELRINA MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- Net Revenues." It is likely that sales through distributors will continue to constitute a significant portion of the combined company's sales. Agreements with distributors are generally nonexclusive and may be terminated by either party without cause. Such distributors are not and will not be within the control of Symantec, Delrina or the combined company, are not obligated to purchase products and may also represent other vendors' product lines. There can be no assurance that these distributors will continue their current relationships with Symantec or Delrina or with the combined company on the same basis, or that they will not give higher priority to the sale of other products, which could include products of competitors. Additionally, certain distributors and resellers have experienced financial difficulties in the past. There can be no assurance that distributors that account for significant sales of Symantec, Delrina or the combined company will not experience financial difficulties in the future. Any such problems could lead to reduced sales and could adversely affect operating results of Symantec, Delrina or the combined company. There can be no assurance that any of Symantec and Delrina or the combined company will be able to continue to obtain adequate distribution channels for all of its products in the future.

    The channels of distribution in the software industry have experienced increasing concentration during the past several years, particularly with respect to personal computer software chain stores and software distributors. With the increasing concentration in the channels of distribution and the high percentage of sales of Symantec and Delrina accounted for by distributors, customers may have substantial strength in negotiating favorable terms of sale, including price discounts and product return policies. Symantec's and Delrina's customers have tended to make the great majority of their purchases at the end of the fiscal quarter, in part to negotiate lower prices and more favorable terms. This end-of-period buying pattern, especially in an environment where there are competitive products, increases the risk that expected sales will not be realized or will occur at lower prices or on terms less favorable to Symantec, Delrina or the combined company.

    See  "INFORMATION  CONCERNING  DELRINA  --  Business  --  Competition"   and
"INFORMATION CONCERNING SYMANTEC -- Business -- Competition."

IMPORTANCE OF NEW PRODUCTS

    Software companies must continue to develop, market and support, or acquire new products or upgrade existing products on a timely basis to sustain revenues and profitable operations. One factor contributing to the short life span of personal computer software has been rapid technological change. Companies must continue to create or acquire innovative new products reflecting technological changes in hardware and software, and translate current products into newly accepted hardware and software formats, in order to gain and maintain a viable market for their products. Personal computer hardware, in particular, is steadily advancing in power and functionality, expanding the market for increasingly complex and flexible software products. This has also resulted in longer periods necessary for research and development of new products and a greater degree of unpredictability in the time necessary to develop products. It is expected that this trend will continue and may become more pronounced in the future. If any of Symantec and Delrina or the combined company is unable to develop or acquire new products and gain market acceptance, and as revenues decrease from products reaching the end of their natural life cycle, the results of operations will be adversely affected. In addition, Symantec and Delrina have in the past experienced, and there can be no assurance that they will not again in the future experience, delays in the development of their products. Such delays have had, and if experienced in the future could have, a material adverse effect on Symantec and Delrina. Such delays have also resulted, and if experienced in the future could result, in a loss of competitiveness of Symantec's products and Delrina's products. See "INFORMATION CONCERNING DELRINA -- Business" and "INFORMATION CONCERNING SYMANTEC -- Business."

INTERNATIONAL OPERATIONS

    Historically, Symantec and, to a lesser extent, Delrina, have derived a significant percentage of their respective revenues from sales outside of North America. Revenues from international sales, including Canada, accounted for 33%, 35% and 46% of Symantec's net revenues in fiscal 1994, fiscal 1995 and the first three months of fiscal 1996, respectively. Sales outside North America accounted for 10% and 20% of Delrina's net revenues in fiscal 1994 and fiscal 1995, respectively. These revenues are subject to the risks normally associated with international operations, including currency conversion risks, limitations (including taxes) on the repatriation of earnings, slower and more difficult accounts receivable collection, greater difficulty and expense in administering business abroad, complications in complying with foreign laws and the necessity of obtaining requisite export licenses, which on occasion may be delayed or difficult to obtain. In addition, while U.S. and Canadian copyright law, international conventions and international treaties may provide meaningful protection against unauthorized duplication of software, the laws of some foreign jurisdictions may not protect proprietary rights to the same extent as the laws of the United States or Canada. Software piracy has been, and can be expected to be, a persistent problem for the "shrink-wrap" software industry, and these problems are particularly acute in certain international markets such as South America, the Middle East, the Pacific Rim and the Far East. To date, it is difficult to estimate revenue losses resulting from unauthorized copying of software products. See
"INFORMATION CONCERNING DELRINA -- Business -- Marketing, Sales and Distribution", "INFORMATION CONCERNING SYMANTEC -- Business -- Distribution, Sales and Support" and "SYMANTEC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

VARIATIONS IN OPERATING RESULTS

    A variety of factors may cause period-to-period fluctuations in each of Symantec's, Delrina's and the combined company's operating results, including integration of operations resulting from acquisitions of companies, products or technologies, revenues and expenses related to the introduction of new products or new versions of existing products, changes in selling prices, delays in purchases in anticipation of upgrades to existing products or introduction of new products (of either Symantec, Delrina or third parties), currency fluctuations, dealer and distributor order patterns, general economic trends or a slowdown of personal computer sales and seasonality. Historical operating results of each of Symantec and Delrina or the combined pro forma results set forth in this Joint Proxy Statement cannot be relied upon as indicative of future performance of the combined company. See "DELRINA MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS", "SYMANTEC
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," "PRO FORMA FINANCIAL INFORMATION," and "SELECTED FINANCIAL AND OPERATING DATA."

VOLATILITY OF STOCK PRICE

    The market price of the Symantec Common Stock, the Delrina Common Shares or Symantec Common Stock following the combination may be highly volatile. Factors such as announcements of technological innovations or new products by Symantec, Delrina, the combined company or their respective competitors, as well as market conditions in the computer software or hardware industries and changes in earnings estimates by analysts may have a significant impact on the market price of the shares of such companies. Furthermore, stock markets have from time to time experienced extreme price and volume fluctuations, particularly in the high technology sector, that may be unrelated to the operating performance of particular companies. These broad market and industry specific fluctuations may adversely affect the market price of the shares of Symantec, Delrina or the combined company regardless of operating performance. See "INFORMATION CONCERNING SYMANTEC -- Company Stock Price Performance."

COSTS OF THE TRANSACTION

    Symantec and Delrina estimate that costs of the Transaction will be between US$10 million and US$12 million. These transaction costs principally include fees for legal, accounting and financial advisory services. Further related costs, estimated to be between US$15 million and US$18 million, are likely to be incurred in connection with combining the operations of the respective companies. These other related costs principally include expenses related to the combination of the companies, including the elimination of duplicative and excess facilities and personnel.

UNCERTAIN BENEFITS OF THE TRANSACTION; RISKS OF INTEGRATION

    In evaluating the terms of the Transaction, Symantec and Delrina each analyzed their respective businesses and made certain assumptions concerning their respective future operations and operations of the combined company. One principal assumption was that through consolidation and restructuring of operations, the Transaction would produce a combined company with operating results better than those historically experienced or presently expected to be experienced in the future by either company in the absence of the Transaction. There can be no assurance, however, that these benefits will be achieved or that the results of the combined operations will be improved. These anticipated benefits of the Transaction will not be achieved unless the companies are successfully combined in a timely manner. The process of combining the organizations could cause the interruption of, or a loss of momentum in, the activities of any or all of the companies' businesses, which could have an adverse effect on their combined operations. See "THE COMPANIES AFTER THE TRANSACTION -- Plans and Proposals."

MANAGEMENT AND PERSONNEL CHANGES

    As a result of the Transaction, the composition of Symantec's management will be changed. Specifically, Symantec's Board of Directors will be comprised of eight members, six of whom are current Symantec directors and two of whom are current Delrina directors. In addition, the current Chairman and Chief Executive Officer of Delrina will become an executive officer of Symantec. Symantec and Delrina believe that the success of the combined company will depend to a significant degree on other key personnel and will depend substantially on its ability to continue to attract and retain highly-skilled technical, marketing and management personnel, who are in great demand. The loss of key Symantec and Delrina personnel might adversely affect the combined company's future results if the combined company could not attract suitable replacements. See "THE COMPANIES AFTER THE TRANSACTION -- Management."

ACQUISITIONS

    Symantec has acquired a number of companies in the past and may make additional acquisitions both prior to and after the Closing. Acquisitions involve a number of special risks, including the diversion of management's attention to assimilation of the operations and personnel of the acquired companies, the loss of key employees and the difficulty of presenting a unified corporate image. Symantec has lost certain employees of acquired companies whom it desired to retain, and, in some cases, the assimilation of the operations of acquired companies took longer than initially had been anticipated by Symantec. In addition, because the employees of acquired companies have frequently remained in their existing, geographically diverse facilities, Symantec has not realized certain economies of scale that might otherwise have been achieved. There can be no assurance that these same problems will not confront Symantec in the context of the combination with Delrina and in connection with any future acquisitions undertaken by it. See "INFORMATION CONCERNING SYMANTEC -- Business" and "SYMANTEC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

PROPRIETARY RIGHTS; EXISTING AND POTENTIAL LITIGATION

    Symantec and Delrina regard their software as proprietary and attempt to protect it with copyrights, trademarks, patents, trade secret laws and restrictions on disclosure and transferring title. Despite these precautions, it may be possible for unauthorized third parties to copy aspects of these products or to obtain and use information that Symantec or Delrina regard as proprietary. Existing copyright and patent laws afford only limited practical protection. In addition, the laws of some foreign countries do not protect proprietary rights to the same extent as do the laws of the United States and Canada. As the number of software products in the industry increases and the functionality of these products further overlaps, Symantec and Delrina believe that software developers will become increasingly subject to infringement claims. This risk is potentially greater for vendors, such as Symantec and Delrina, that obtain certain of their products through publishing agreements or acquisitions, since they have less direct control over the development of those products. Although such claims may ultimately prove to be without merit, they can be time consuming and expensive to defend. Moreover, there has been an increase in the number of patents issued in the United States and Canada relating to computer software, and, accordingly, the risk of patent infringements in the industry can be expected to increase resulting in a potential for an increase in patent infringement claims. See "INFORMATION CONCERNING DELRINA -- Legal Proceedings" and "INFORMATION CONCERNING SYMANTEC -- Legal Proceedings."

LITIGATION INVOLVING SYMANTEC AND BORLAND

    Symantec and its President and Chief Executive Officer, Gordon E. Eubanks, Jr. and its Executive Vice President, Eugene Wang, are defendants in a civil lawsuit involving Borland International Inc. ("Borland"). The complaint of Borland alleges misappropriation of trade secrets, unfair competition, inducing breach of contract, interference with prospective economic advantage and unjust enrichment. In related criminal proceedings, indictments were filed against Messrs. Eubanks and Wang relating to the misappropriation of trade secrets and unauthorized access to a computer system. The civil case is not being actively prosecuted at this time and the parties to the criminal proceeding intend to file a petition for review of the matter with the appropriate appellate court. Symantec believes that both the civil complaint and the criminal charges have no merit. However, if either the civil or criminal proceedings were determined adversely to Symantec or such executive officers, such determination could have an adverse effect on Symantec and the market value of the Symantec Common Stock. See "INFORMATION CONCERNING SYMANTEC -- Legal Proceedings."

POSSIBLE ISSUANCES OF PREFERRED STOCK

    Symantec's Certificate of Incorporation authorizes 1,000,000 shares of Preferred Stock, par value US$0.01 per share. Although this authorization was approved by the stockholders of Symantec, shares of the Symantec Preferred Stock may be issued in the future without further stockholder approval and upon such terms and conditions, and having such rights, privileges and preferences, as the Board of Directors of Symantec may determine. The rights of the holders of Symantec Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any shares of Symantec Preferred Stock that may be issued in the future. The issuance of the Symantec Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of the outstanding voting stock of Symantec. Symantec has no present plans to issue shares of its Preferred Stock. See "THE COMPANIES AFTER THE TRANSACTION -- Symantec Share Capital."

DELRINA'S DEPENDENCE ON SINGLE PRODUCT FAMILY

    Delrina has historically derived a significant portion of its sales from its fax and data communications products. For the 1994 and 1995 fiscal years, such products accounted for 75% and 74%, respectively, of Delrina's net revenues. Delrina expects that sales of its fax and data communications products will continue to represent a significant portion of its sales in the near future. Declines in the market for such products, whether as a result of new competitive products, price competition, technological changes or other factors could have a material adverse effect on Delrina's operating results. A significant portion of Delrina's long-term growth depends on the timely and successful completion and introduction of new products and upgrades to its existing fax and data communications products. There can be no assurance that upgrades or new products can be introduced nor any assurance regarding the amount of any sales or revenues from any such new products or upgrades. See "DELRINA MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- Net Revenues."

UNITED STATES GOVERNMENT BUSINESS

    In 1991, Delrina began shipping its forms software to U.S. government agencies and departments as an approved supplier. Since that time, sales to U.S. government agencies and departments have increased and for the year ended June 30, 1995, sales of Delrina's products (principally forms products) to U.S. government agencies and departments accounted for approximately 10% of Delrina's total sales. Delrina's U.S. government contracts are subject to special risks, such as delays in funding, termination for the convenience of the purchaser; and reduction or modification in the event of changes in government policies or as the result of budgetary constraints, political changes or other factors that are not under the control of Delrina. The loss of or a material decrease in its sales to U.S. government agencies and departments could have a material adverse effect on Delrina's results of operations. See "INFORMATION CONCERNING DELRINA -- Business -- U.S. Government Sales."

                         COMPARATIVE MARKET PRICE DATA

    The following table sets forth the high and low sales prices of Delrina Common Shares, traded under the symbol DC, on The Toronto Stock Exchange (the "TSE") and, traded under the symbol DENAF, on the Nasdaq National Market (the "NNM") since February 16, 1994, and of Symantec Common Stock, traded under the symbol SYMC, on the NNM, for the periods indicated. The quotations are as reported in published financial sources.


                                                DELRINA                          SYMANTEC
                               ------------------------------------------  --------------------
                                       HIGH                  LOW             HIGH        LOW
                               --------------------  --------------------  ---------  ---------
                                  TSE        NNM        TSE        NNM        NNM        NNM
                               ---------  ---------  ---------  ---------  ---------  ---------
Calendar Quarter -- 1992
  First Quarter..............     C$4.75     --         C$3.25     --       US$51.00   US$40.00
  Second Quarter.............       3.84     --           2.75     --          47.50      34.63
  Third Quarter..............       3.55     --           2.75     --          40.00       9.63
  Fourth Quarter.............       5.50     --           2.89     --          14.75       5.88
Calendar Quarter -- 1993
  First Quarter..............       9.50     --           4.80     --          14.00       9.25
  Second Quarter.............      12.50     --           7.75     --          18.63      12.38
  Third Quarter..............      14.75     --          11.13     --          20.50      10.88
  Fourth Quarter.............      29.63     --          13.38     --          20.38      15.25
Calendar Quarter -- 1994
  First Quarter..............      31.25   US$22.63      24.00   US$17.63      18.38      13.38
  Second Quarter.............      29.38      21.25      15.50      11.63      16.88       9.88
  Third Quarter..............      20.88      15.25      14.63      10.88      16.13      10.50
  Fourth Quarter.............      20.88      15.50      14.13      10.38      19.00      14.63
Calendar Quarter -- 1995
  First Quarter..............      25.25      18.00      17.25      12.25      24.50      16.13
  Second Quarter.............       0.00      14.38      14.63      10.84      30.00      20.13
  Third Quarter..............      25.60      19.00      18.00      14.38      33.25      23.00

    On the last full trading day prior to the joint public announcement by Delrina and Symantec of a definitive agreement with respect to the Transaction (July 3, 1995 with respect to the NNM, and July 4, 1995 with respect to the TSE), the last reported sales price on the TSE of Delrina Common Shares was C$21.25, and the last reported sales price on the NNM was US$13.63. The last reported sales price of Symantec Common Stock on the NNM on July 3, 1995 was US$28.25. On September 30, 1995, the last reported sales price per share of Delrina Common Shares on the TSE and the NNM was C$22.60 and US$16.75, respectively, and the last reported sales price of Symantec Common Stock was US$30.00.

    Neither Delrina nor Symantec currently pays dividends. Neither Delrina nor Symantec anticipates the declaration of cash dividends prior to the Effective Time.

    On  September  30,  1995,  there  were  22,382,097  Delrina  Common   Shares
outstanding held of record by 188 shareholders and 39,315,019 shares of Symantec Common Stock outstanding held of record by 787 shareholders.

                           COMPARATIVE PER SHARE DATA

    The following tables set forth certain historical per share data of Symantec and Delrina and combined per share data on an unaudited pro forma basis after giving effect to the Transaction. This data should be read in conjunction with the selected historical financial data, the unaudited pro forma combined financial statements and the separate historical financial statements of Symantec and Delrina and the notes thereto or the notes included elsewhere in this Joint Proxy Statement. The unaudited pro forma combined financial data are not necessarily indicative of the operating results that would have been achieved had the Transaction been in effect as of the beginning of the periods presented and should not be construed as representative of future operations.

DELRINA -- HISTORICAL -- CANADIAN GAAP (C$)

                                                                                              YEAR ENDED JUNE 30,
                                                                                        -------------------------------
                                                                                          1995       1994       1993
                                                                                        ---------  ---------  ---------
Net income (loss) per share -- basic..................................................  $    0.42  $    0.82  $   (0.57)
Net income (loss) per share -- fully diluted..........................................       0.38       0.76      (0.57)
Book Value per Common Share...........................................................       4.59

DELRINA -- HISTORICAL -- U.S. GAAP (C$)

                                                                                              YEAR ENDED JUNE 30,
                                                                                        -------------------------------
                                                                                          1995       1994       1993
                                                                                        ---------  ---------  ---------
Net income (loss) per share -- primary................................................  $    0.31  $    0.84  $   (0.57)
Net income (loss) per share -- fully diluted..........................................       0.28       0.77      (0.57)
Book Value per Common Share...........................................................       4.49

SYMANTEC -- HISTORICAL -- U.S. GAAP (US$)(1)

                                                                                              YEAR ENDED MARCH 31,
                                                                                         -------------------------------
                                                                                           1995       1994       1993
                                                                         THREE MONTHS    ---------  ---------  ---------
                                                                        ENDED JUNE 30,
                                                                             1995
                                                                        ---------------
                                                                          (UNAUDITED)
Net income (loss) per share -- primary................................     $    0.29     $    0.77  $   (1.69) $   (1.22)
Net income (loss) per share -- fully diluted..........................          0.28          0.71      (1.69)     (1.22)
Book Value per Common Share...........................................          3.60

PRO FORMA COMBINED -- UNAUDITED -- U.S. GAAP (US$)(1)(3)

                                                                         THREE MONTHS         YEAR ENDED MARCH 31,
                                                                        ENDED JUNE 30,   -------------------------------
                                                                             1995          1995       1994       1993
                                                                        ---------------  ---------  ---------  ---------
Net income (loss) per share -- primary................................     $    0.13     $    0.65  $   (0.96) $   (1.09)
Net income (loss) per share -- fully diluted..........................          0.12          0.61      (0.96)     (1.09)
Book Value per Common Share...........................................          3.66

EQUIVALENT PRO FORMA COMBINED PER DELRINA SHARE -- UNAUDITED -- U.S. GAAP (US$)(1)(2)(3)

                                                                         THREE MONTHS         YEAR ENDED MARCH 31,
                                                                        ENDED JUNE 30,   -------------------------------
                                                                             1995          1995       1994       1993
                                                                        ---------------  ---------  ---------  ---------
Net income (loss) per share -- primary................................     $    0.08     $    0.40  $   (0.59) $   (0.66)
Net income (loss) per share -- fully diluted..........................          0.07          0.37      (0.59)     (0.66)
Book Value per Common Share...........................................          2.23

------------------------
(1) For the purposes of the pro forma combined financial data, Symantec's statement of operations data for the fiscal years ended March 31, 1995, 1994 and 1993 have been combined with Delrina's statement of operations data for the three years ended June 30, 1995. The pro forma combined statement of operations data for the three months ended June 30, 1995 includes the results of operations of Symantec and Delrina for the three months ended June 30, 1995. The pro forma combined balance sheet data as of June 30, 1995 includes the balance sheet information of Symantec and Delrina as of June 30, 1995.

(2) The Delrina equivalent pro forma combined per share amounts are calculated by multiplying the Symantec pro forma combined per share amounts by the Exchange Ratio of 0.61 shares of Symantec Common Stock for each Delrina Common Share.

(3) Symantec expects to incur charges to operations currently estimated to be between US$25.0 million and US$30.0 million in the quarter ending December 31, 1995, the quarter in which the Merger is expected to be consummated. These costs are primarily related to professional services, employee severances, the elimination of duplicative and excess facilities and other merger related costs. An estimated charge at the midpoint of the above range, after effecting for estimated tax benefits, of US$21.2 million is reflected in the Pro Forma Combined Condensed Balance Sheet (and therefore reflected in the pro forma combined and pro forma combined equivalent book value per share above) but has not been included in the Pro Forma Combined Condensed Statements of Operations (and therefore not included in the pro forma combined net income (loss) per share or pro forma equivalent combined net income (loss) per share above). The future cash requirements related to these charges are estimated to be in the range of US$20 million to US$25 million. These ranges are preliminary estimates only and are therefore subject to change.

      SELECTED HISTORICAL AND UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

    The following tables set forth selected historical financial data for the last five fiscal years for Delrina and Symantec, and for the three-month periods ended June 30, 1994 and 1995 for Symantec. The selected historical financial data for Delrina for the five fiscal years ended June 30, 1995 have been derived from Delrina's consolidated financial statements, which statements have been audited by Price Waterhouse, Chartered Accountants, whose report on certain of such financial statements is included herein. The selected historical financial data for Symantec for the five fiscal years ended March 31, 1995 have been derived from Symantec's consolidated financial statements, which statements have been audited by Ernst & Young LLP, independent auditors, whose report on certain of such financial statements is included herein. The selected historical financial data for Symantec for the three-month periods ended June 30, 1994 and 1995, have been derived from unaudited consolidated financial statements of Symantec, and include, in the opinion of management of Symantec, all adjustments necessary to present fairly the results for such periods. This selected historical financial data should be read in conjunction with the separate consolidated financial statements and notes thereto of Delrina and Symantec, which are included elsewhere in this Joint Proxy Statement. See "Index to Delrina Financial Statements" and "Index to Symantec Financial Statements."

    In connection with these financial statements, Delrina's accounting policies do not differ materially from U.S. GAAP except that (1) U.S. GAAP requires the inclusion of dilutive common stock equivalents when calculating earnings per share, while Canadian GAAP does not include common stock equivalents in the basic earnings per share calculation, (2) under U.S. GAAP, costs related to the issuance of shares are recorded as a reduction of share capital, rather than a reduction from retained earnings, (3) under U.S. GAAP, amortization of deferred development costs is calculated using the greater of the ratio that current revenue bears to the total of current and anticipated future revenues or the straight line method; whereas under Canadian GAAP, the straight line method is generally employed, (4) under U.S. GAAP, technology-in-process acquired in a business combination is expensed, rather than capitalized, and (5) U.S. GAAP requires under SFAS 109 that the liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on tax carry-forwards and the differences between financial reporting and the tax basis of assets and liabilities. Under Canadian GAAP, deferred taxes are provided based on differences between amounts included in the income statement and amounts included in the income tax return. The provision is set up using tax rates applicable in the year of set up and is not changed even though tax rates change.

    Additionally, the Delrina historical financial data under U.S. GAAP has been adjusted to conform with Symantec's financial policies and presentation.
Adjustments have been made to conform Delrina's method of accounting for tax credits (the deferral method) to Symantec's method (the flow-through method). Furthermore, certain Delrina historical financial statement line items have been reclassified to conform with Symantec's presentation.

DELRINA

    The following selected historical consolidated financial data of Delrina set forth below is qualified in its entirety by and should be read in conjunction with the more detailed consolidated financial statements and related notes included elsewhere herein. Delrina has never paid dividends on its stock.

                                                                     YEAR ENDED JUNE 30,
                                              -----------------------------------------------------------------
                                                  1995          1994         1993         1992         1991
                                              ------------  ------------  -----------  -----------  -----------
                                                          (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF INCOME DATA:
CANADIAN GAAP
  Sales.....................................     C$132,925     C$101,113     C$47,938     C$18,485     C$11,694
  Income (loss) from operations.............        10,470        25,899       (7,298)      (2,654)      (1,846)
  Net income (loss).........................         9,160        16,818       (9,711)      (2,002)      (1,750)
  Earnings (loss) per share
    Basic...................................          0.42          0.82        (0.57)       (0.14)       (0.16)
    Fully diluted...........................          0.38          0.76        (0.57)         N/A          N/A
  Weighted average shares outstanding
    Basic...................................        22,017        20,459       17,201       14,543       11,265
    Fully diluted...........................        24,260        22,260       17,201          N/A          N/A
U.S. GAAP
  Sales.....................................     C$132,925     C$101,113     C$47,938
  Income (loss) from operations.............         8,281        25,899       (7,298)
  Net income (loss).........................         6,739        17,148       (9,711)
  Earnings (loss) per share
    Primary.................................     C$   0.31     C$   0.84     C$ (0.57)
    Fully diluted...........................     C$   0.28     C$   0.77     C$ (0.57)
  Weighted average shares outstanding
    Primary.................................        22,017        20,459       17,201
    Fully diluted...........................        24,260        22,260       17,201

                                                                          JUNE 30,
                                              -----------------------------------------------------------------
                                                  1995          1994         1993         1992         1991
                                              ------------  ------------  -----------  -----------  -----------
                                                                       (IN THOUSANDS)
BALANCE SHEET DATA:
CANADIAN GAAP
  Working capital...........................     C$ 68,560     C$ 73,259     C$19,747     C$11,549     C$12,870
  Total assets..............................       123,042       106,525       38,029       19,747       20,094
  Shareholders' equity......................       102,562        89,250       28,057       15,789       17,568
  Redeemable convertible series A preference
   shares...................................       --            --           --           --             1,923
U.S. GAAP
  Working capital...........................     C$ 72,065     C$ 77,006     C$19,747
  Total assets..............................       124,358       110,272       38,029
  Long-term obligations, less current
   portion..................................       --            --             1,287
  Stockholders' equity......................       100,141        89,580       28,057

SYMANTEC

    The following selected historical consolidated financial data of Symantec set forth below is qualified in its entirety by and should be read in conjunction with the more detailed consolidated financial statements and related notes included elsewhere herein. During fiscal 1995, Symantec acquired Intec Systems Corporation ("Intec"), Central Point Software, Inc. ("Central Point") and SLR Systems, Inc. ("SLR") in transactions accounted for as poolings of interest. All financial information has been restated to reflect the combined operations of Symantec and Central Point. Prior year amounts have not been restated for Intec and SLR as their results of operations were not material to Symantec's consolidated financial statements. Symantec has never paid cash dividends on its stock with the exception of distributions to stockholders of acquired Subchapter S companies.

                                     THREE MONTHS ENDED
                                          JUNE 30,                                 YEAR ENDED MARCH 31,
                                   ----------------------  --------------------------------------------------------------------
                                      1995        1994         1995          1994          1993          1992          1991
                                   ----------  ----------  ------------  ------------  ------------  ------------  ------------
                                                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS DATA:
  Net revenues...................  US$ 90,109  US$ 83,113  US$  334,867  US$  328,299  US$  344,626  US$  365,711  US$  236,604
  Acquisition, restructuring and
   other expenses................         (71)      9,545         9,545        56,094        12,773         9,822         6,500
  Operating income (loss)........      13,474       1,605        37,131       (62,519)      (53,996)       40,429        35,454
  Net income (loss)..............      11,700       1,047        28,500       (56,967)      (39,095)       26,261        24,642
  Distributions to stockholders
   of acquired companies.........      --          --           --            --                162         1,986         3,622
  Net income (loss) per share --
   primary.......................     US$0.29     US$0.03       US$0.77      US$(1.69)     US$(1.22)      US$0.79       US$0.80
  Net income (loss) per share --
   fully diluted.................     US$0.28     US$0.03       US$0.71      US$(1.69)     US$(1.22)      US$0.78       US$0.78
  Shares used to compute net
   income (loss) per share --
   primary.......................      40,603      35,941        37,383        33,790        32,131        33,371        30,980
  Shares used to compute net
   income (loss) per share --
   fully diluted.................      42,381      35,941        41,693        33,790        32,131        33,561        31,628

                                                                           MARCH 31,
                                  JUNE 30,    --------------------------------------------------------------------
                                    1995          1995          1994          1993          1992          1991
                                ------------  ------------  ------------  ------------  ------------  ------------
                                                                  (IN THOUSANDS)
BALANCE SHEET DATA:
  Working capital.............    US$109,970    US$ 95,044    US$ 49,581    US$ 85,139    US$ 74,370    US$ 41,448
  Total assets................       224,765       221,315       188,792       230,894       213,493       137,783
  Long-term obligations, less
   current portion............        15,293        25,408        25,966        27,148         4,866         5,824
  Stockholders' equity........       138,849       111,322        64,054       116,643       131,050        78,490

                        PRO FORMA FINANCIAL INFORMATION
                  SYMANTEC CORPORATION AND DELRINA CORPORATION
                 PRO FORMA COMBINED BALANCE SHEET -- UNAUDITED
                                     ASSETS

                                                  SYMANTEC        DELRINA
                                                CORPORATION     CORPORATION       PRO FORMA         PRO FORMA
                                               JUNE 30, 1995   JUNE 30, 1995     ADJUSTMENTS         COMBINED
                                               --------------  -------------  ------------------  --------------
                                                                        (IN THOUSANDS)
Current assets:
  Cash and short-term investments............  US$    113,725  US$    26,607  US$         --      US$    140,332
  Trade accounts receivable..................          49,525         27,275          --                  76,800
  Inventories................................           3,313          5,256          --                   8,569
  Deferred income taxes......................           8,172           (905)          2,835(5)           16,402
                                                                                       6,300(7)
  Other......................................           5,858          5,280          (3,227)(5)           7,911
                                               --------------  -------------  ------------------  --------------
    Total current assets.....................         180,593         63,513           5,908             250,014
Equipment and leasehold improvements.........          31,703         10,499          (2,250)(7)          39,952
Purchased intangibles........................           7,684          2,848          --                  10,532
Other........................................           4,785         10,968             881(5)           16,634
                                               --------------  -------------  ------------------  --------------
                                               US$    224,765  US$    87,828  US$      4,539      US$    317,132
                                               --------------  -------------  ------------------  --------------
                                               --------------  -------------  ------------------  --------------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable...........................  US$     16,225  US$     9,538  US$         --      US$     25,763
  Accrued compensation and benefits..........          10,840          1,135          --                  11,975
  Other accrued expenses.....................          40,208          4,092          25,250(7)           69,550
  Income taxes payable.......................           2,886       --                --                   2,886
  Current portion of long-term obligations...             464       --                --                     464
                                               --------------  -------------  ------------------  --------------
    Total current liabilities................          70,623         14,765          25,250             110,638
Convertible subordinated debentures..........          15,000       --                --                  15,000
Long-term obligations........................             293       --                --                     293
Commitments and contingencies
Stockholders' equity:
  Convertible preferred stock................        --             --                                  --
  Common stock...............................             386         71,484         (71,347)(5)             523
  Capital in excess of par value.............         193,772       --                71,347(5)          265,119
  Notes receivable from stockholders.........            (144)      --                --                    (144)
  Cumulative translation adjustment..........          (3,401)        (2,842)         --                  (6,243)
  Retained earnings (accumulated deficit)....         (51,764)         4,421             489(5)          (68,054)
                                                                                     (21,200)(7)
                                               --------------  -------------  ------------------  --------------
    Total stockholders' equity...............         138,849         73,063         (20,711)            191,201
                                               --------------  -------------  ------------------  --------------
                                               US$    224,765  US$    87,828  US$      4,539      US$    317,132
                                               --------------  -------------  ------------------  --------------
                                               --------------  -------------  ------------------  --------------

    The accompanying notes are an integral part of these pro forma financial statements.

                  SYMANTEC CORPORATION AND DELRINA CORPORATION
            PRO FORMA COMBINED STATEMENTS OF OPERATIONS -- UNAUDITED

                                                  THREE MONTHS                YEAR ENDED MARCH 31,
                                                 ENDED JUNE 30,  ----------------------------------------------
                                                      1995            1995            1994            1993
                                                 --------------  --------------  --------------  --------------
                                                      (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS; UNAUDITED)
Net revenues...................................  US$    109,865  US$    431,268  US$    403,206  US$    382,911
Cost of revenues...............................          22,218          90,935         102,018         116,884
                                                 --------------  --------------  --------------  --------------
  Gross margin.................................          87,647         340,333         301,188         266,027
Operating expenses:
  Research and development.....................          20,073          70,706          68,110          72,092
  Sales and marketing..........................          52,211         190,439         189,962         193,576
  General and administrative...................           9,077          29,357          34,312          36,315
  Acquisitions, restructuring and other
   expenses....................................             (71)          9,545          56,094          23,836
                                                 --------------  --------------  --------------  --------------
    Total operating expenses...................          81,290         300,047         348,478         325,819
                                                 --------------  --------------  --------------  --------------
Operating income (loss)........................           6,357          40,286         (47,290)        (59,792)
Interest income................................           2,263           5,648           2,436           2,209
Interest expense...............................            (439)         (2,419)         (2,517)         (1,389)
Other income (expense), net....................          (1,465)          1,041           1,697          (1,780)
                                                 --------------  --------------  --------------  --------------
Income (loss) before income taxes..............           6,716          44,556         (45,674)        (60,752)
Provision (benefit) for income taxes...........            (150)         11,147          (1,253)        (14,448)
                                                 --------------  --------------  --------------  --------------
Net income (loss)..............................  US$      6,866  US$     33,409  US$    (44,421) US$    (46,304)
                                                 --------------  --------------  --------------  --------------
                                                 --------------  --------------  --------------  --------------
Net income (loss) per share -- primary.........  US$       0.13  US$       0.65  US$      (0.96) US$      (1.09)
                                                 --------------  --------------  --------------  --------------
                                                 --------------  --------------  --------------  --------------
Net income (loss) per share -- fully diluted...  US$       0.12  US$       0.61  US$      (0.96) US$      (1.09)
                                                 --------------  --------------  --------------  --------------
                                                 --------------  --------------  --------------  --------------
Shares used to compute net income (loss) per
 share -- primary..............................          54,487          52,181          46,270          42,624
                                                 --------------  --------------  --------------  --------------
                                                 --------------  --------------  --------------  --------------
Shares used to compute net income (loss) per
 share -- fully diluted........................          56,296          56,491          46,270          42,624
                                                 --------------  --------------  --------------  --------------
                                                 --------------  --------------  --------------  --------------

    The accompanying notes are an integral part of these pro forma financial statements.

                  SYMANTEC CORPORATION AND DELRINA CORPORATION
                 NOTES TO PRO FORMA COMBINED BALANCE SHEET AND
                       COMBINED STATEMENTS OF OPERATIONS

1. The unaudited pro forma combined statements of operations were prepared as if the companies were combined as of the beginning of the periods presented.

2. The unaudited pro forma combined financial statements should be read in conjunction with audited financial statements of Symantec as of and for the year ended March 31, 1995, the unaudited financial statements of Symantec as of and for the three month period ended June 30, 1995 and the audited financial statements of Delrina as of and for the year ended June 30, 1995 all included herein.

3. Due to differing year ends of Symantec and Delrina, financial information for dissimilar fiscal year ends has been combined. Delrina's fiscal years ended June 30, 1995, 1994 and 1993 have been combined with Symantec's fiscal years ended March 31, 1995, 1994 and 1993, respectively. Delrina's results for the quarter ended June 30, 1995 will therefore be included in the combined statements of operations for both fiscal 1995 and 1996 and, accordingly, Delrina's net loss for the quarter ended June 30, 1995, will be credited to stockholders' equity.

4. The unaudited pro forma combined statements of operations are not necessarily indicative of operating results that would have been achieved had the Transaction been consummated at the beginning of the periods
    presented  and  should  not  be   construed  as  representative  of   future
    operations.

5. Adjustments have been made to reflect the exchange of Delrina Common Shares into Symantec Common Stock. In addition, under U.S. GAAP, research and development tax credits can either be reflected in net income over the productive life of the related property (the deferral method) or treated as a reduction of income taxes in the year in which the credit arises (the flow-through method). A conforming adjustment in the pro forma financial statements has been made to conform Delrina's method of accounting for tax credits (the deferral method) to Symantec's method (the flow-through method).

6. Delrina's historical financial statements were prepared under Canadian GAAP. These unaudited pro forma combined financial statements contain certain adjustments to conform Delrina's financial statements as of June 30, 1995 and for the three years then ended with U.S. GAAP:

    (1) U.S. GAAP requires the inclusion of dilutive common stock equivalents when calculating earnings per share, while Canadian GAAP does not include common stock equivalents in the basic earnings per share calculation.

    (2) Under U.S. GAAP, costs related to the issuance of shares are recorded as a reduction of share capital, rather than a reduction from retained earnings.

    (3) Under U.S. GAAP, amortization of deferred development costs is calculated using the greater of the ratio that current revenue bears to the total of current and anticipated future revenue or the straight line method, whereas under Canadian GAAP the straight line method is generally employed.

    (4) Under  U.S.   GAAP,  technology-in-process   acquired  in   a   business
        combination is expensed rather than capitalized.

    (5) U.S. GAAP requires under SFAS 109 that the liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on tax carry-forwards and the differences between financial reporting and the tax basis of assets and liabilities. Under Canadian GAAP, deferred taxes are provided based on differences between amounts included in the income statement and amounts included in the income tax return. The provision is set up using tax rates applicable in the year of set up and is not changed even though tax rates change.

    The following tables reconcile Delrina's reported net income (loss) and earnings (loss) per share in U.S. dollars to that included in the Pro Forma Combined Statements of Operations.

RECONCILIATION OF DELRINA'S NET INCOME (LOSS)

                                                                              YEAR ENDED JUNE 30,
                                                                        -------------------------------
                                                                          1995       1994       1993
                                                                        ---------  ---------  ---------
Delrina Net Income (Loss) -- Canadian GAAP (US$)......................  $   6,573  $  12,456  $  (7,755)
Canadian GAAP to U.S. GAAP reconciling items:
  Purchased-in-process research and development.......................     (1,123)    --         --
  Amortization of capitalized software development costs..............       (461)    --         --
  Adjustments related to liability method of accounting for income
   taxes..............................................................       (177)       244     --
Conforming adjustments:
  Deferral versus flow-through method of accounting for income
   taxes..............................................................         97       (154)       546
                                                                        ---------  ---------  ---------
Delrina Net Income (Loss) included in Pro Forma Combined Condensed
 Statements of Operations -- U.S. GAAP (US$)..........................  $   4,909  $  12,546  $  (7,209)
                                                                        ---------  ---------  ---------
                                                                        ---------  ---------  ---------

RECONCILIATION OF DELRINA'S EARNINGS (LOSS) PER SHARE

                                                                                     YEAR ENDED JUNE 30,
                                                                               -------------------------------
                                                                                 1995       1994       1993
                                                                               ---------  ---------  ---------
Delrina Earnings (Loss) Per Share -- Canadian GAAP (US$).....................  $    0.30       0.61      (0.46)
Canadian GAAP to U.S. GAAP reconciling items:
  Purchased-in-process research and development..............................      (0.05)    --         --
  Amortization of capitalized software development costs.....................      (0.02)    --         --
  Adjustments related to liability method of accounting for income taxes.....      (0.01)      0.01     --
  Dilutive common stock equivalents in EPS calculation.......................      (0.03)    --         --
Conforming adjustments:
  Deferral versus flow-through method of accounting for income taxes.........     --          (0.01)      0.03
Effect of Exchange Ratio of 0.61.............................................       0.14       0.39      (0.26)
                                                                               ---------  ---------  ---------
  Delrina Earnings (Loss) Per Share included in Pro Forma Combined Condensed
   Statements of Operations -- U.S. GAAP (US$)...............................  $    0.33       1.00      (0.69)
                                                                               ---------  ---------  ---------
                                                                               ---------  ---------  ---------

7. Symantec expects to incur charges to operations currently estimated to be between US$25.0 million and US$30.0 million in the quarter ending December 31, 1995, the quarter in which the Transaction is expected to be consummated. These costs are primarily related to professional services, employee severances, the elimination of duplicative and excess facilities and other merger related costs. An estimated charge at the midpoint of the above range, after effecting for estimated tax benefits, of US$21.2 million is reflected in the Pro Forma Combined Balance Sheet but has not been reflected in the Pro Forma Combined Statements of Operations. This range is a preliminary estimate only, and is therefore subject to change.

8. Certain amounts have been reclassified to conform to the pro forma presentation.

                   THE MEETINGS -- GENERAL PROXY INFORMATION

SYMANTEC

    SOLICITATION AND VOTING OF PROXIES

    The accompanying proxy is solicited on behalf of the Board of Directors of Symantec for use at the Symantec Stockholders Meeting, to be held at the Garden Court Hotel, Palo Alto, California, on November 20, 1995 at 9:00 a.m. (Pacific time). Only holders of record of Symantec Common Stock at the close of business on October 4, 1995 will be entitled to vote at the Symantec Stockholders Meeting. At the close of business on that date, there were 39,318,165 shares of Symantec Common Stock outstanding and entitled to vote. A majority, or 19,659,083, of these shares, present in person or by proxy, will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered to be represented for purposes of a quorum. This Joint Proxy
Statement and the accompanying form of proxy were first mailed to Symantec stockholders on or about October 17, 1995.

    REVOCABILITY OF PROXY

    A stockholder who has given a proxy may revoke it at any time before it is exercised at the Symantec Stockholders Meeting, by (1) delivering to the Secretary of Symantec (by any means, including facsimile) a written notice stating that the proxy is revoked, (2) signing and so delivering a proxy bearing a later date or (3) attending the Symantec Stockholders Meeting and voting in person (although attendance at the Symantec Stockholders Meeting will not, by itself, revoke a proxy). Please note, however, that if a stockholder's shares are held of record by a broker, bank, or other nominee and that stockholder wishes to vote at the Symantec Stockholders Meeting, the stockholder must bring to the Symantec Stockholders Meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares to be voted.

    EXPENSES OF PROXY SOLICITATION

    The expenses of soliciting proxies to be voted at the Symantec Stockholders Meeting will be paid by Symantec. Following the original mailing of the proxies and other soliciting materials, Symantec and/or its agents also may solicit proxies by mail, telephone, telegraph or in person. Symantec has retained a proxy solicitation firm, Corporate Investor Communications, Inc. ("CIC"), to aid it in the solicitation process. Symantec will pay that firm a fee equal to US$5,500 plus a variable amount based on US$3.50 per stockholder contacted by CIC, plus expenses. Following the original mailing of the proxies and other soliciting materials, Symantec will request brokers, custodians, nominees and other record holders of Symantec Common Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Symantec Common Stock and to request authority for the exercise of proxies. In such cases, Symantec, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

    VOTING RIGHTS

    Holders of Symantec Common Stock are entitled to one vote for each share held as of the Symantec Record Date. Delaware law does not require, and Symantec's Certificate of Incorporation does not provide for, cumulative voting. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Symantec Stockholders Meeting and entitled to vote in the election of directors. With regard to the election of directors, votes that are withheld will be excluded from the vote and will have no effect. Approval of the amendments to Symantec's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Symantec Common Stock (regardless of the number of shares actually voting, either in person or by proxy, at the Symantec Stockholders Meeting). Each of the remaining proposals requires the affirmative vote of a majority of the shares eligible to vote and voting, either in person or by proxy, on the proposal at the Symantec Stockholders Meeting.

    Symantec will count abstentions in tabulations of votes cast, and an abstention, therefore, will have the same effect as a vote against a proposal. Under Delaware case law, broker non-votes are counted for purposes of determining whether a quorum is present at the meeting but are not counted for purposes of determining whether a proposal has been approved. Thus, a broker non-vote will have the same effect as a negative vote with regard to the proposal to amend Symantec's Certificate of Incorporation. Broker non-votes will not count as shares voting "for" or "against" with respect to the other proposals and will not be considered as shares entitled to vote on the proposals for purposes of determining whether such proposals have been approved.

    REQUIRED VOTES TO APPROVE THE TRANSACTION AND VOTING INTENTIONS OF CERTAIN STOCKHOLDERS

    As indicated above, the issuance of Symantec Common Stock from time to time upon the exchange of the Exchangeable Shares must be approved by the affirmative vote of a majority of the shares of Symantec Common Stock present or represented by proxy at the Symantec Stockholders Meeting at which a quorum of at least a majority of the Symantec Common Stock issued, outstanding and entitled to vote is present.

    Each of ten Symantec Affiliates who hold Symantec Common Stock (collectively holding an aggregate of 202,927 (less than 1%) of the outstanding Symantec Common Stock) has agreed with Delrina, in his or her capacity as a stockholder of Symantec, to vote all shares of Symantec Common Stock held by such Symantec Affiliate in favor of the approval of the Combination Agreement and the Transaction.

DELRINA

    SOLICITATION AND VOTING OF PROXIES

    THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF DELRINA FOR USE AT THE DELRINA SHAREHOLDERS MEETING. The solicitation of proxies will be primarily by mail but proxies may also be solicited personally or by telephone by regular employees of Delrina without special compensation or by such agents as Delrina may appoint. See "-- Agents for Solicitation of Proxies." The cost of solicitation will be borne by Delrina. Delrina may also pay brokers or nominees holding Delrina Common Shares in their names or in the names of their principals for their reasonable expenses in sending solicitation material to their principals.

    Only holders of record of Delrina Common Shares at the close of business on the Delrina Record Date will be entitled to vote at the Delrina Shareholders Meeting, subject to the provisions of the OBCA regarding transfers of Delrina Common Shares after the Delrina Record Date. See the "Notice of Annual and Special Meeting of Delrina Shareholders" accompanying this Joint Proxy Statement. At the close of business on the Delrina Record Date, there were 22,425,430 Delrina Common Shares outstanding. Thirty-three percent (33%) of these shares present (in person or by proxy) will constitute a quorum for the transaction of business at the Delrina Shareholders Meeting or any adjournment or postponement thereof.

    To be effective, proxies must be received by The R-M Trust Company, 393 University Avenue, 5th Floor, Toronto, Ontario M5C 1E6 not later than 5:00 p.m. (Toronto time) on November 17, 1995, or, if the Delrina Shareholders Meeting is adjourned, not later than 24 hours (excluding Saturdays, Sundays and holidays) before the time of the Delrina Shareholders Meeting or any adjournment or postponement thereof.

    APPOINTMENT OF PROXY AND DISCRETIONARY AUTHORITY

    A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER OF DELRINA), OTHER THAN PERSONS DESIGNATED IN THE FORM OF PROXY ACCOMPANYING THIS JOINT PROXY STATEMENT, AS NOMINEE TO ATTEND AND ACT FOR AND ON BEHALF OF SUCH SHAREHOLDER AT THE DELRINA SHAREHOLDERS MEETING AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED ON THE FORM OF PROXY.

    The form of proxy accompanying this Joint Proxy Statement confers discretionary authority upon the proxy nominees with respect to amendments or variations to the matters identified in the accompanying notice of the Delrina Shareholders Meeting and other matters which may properly come before the Delrina Shareholders Meeting.

    The shares represented by proxies at the Delrina Shareholders Meeting will be voted in accordance with the instructions of the shareholder on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to any matter to be voted upon, his or her shares shall be voted in accordance with the specifications so made.

    If a shareholder appoints a person designated by management in the form of proxy as nominee and does not direct the management nominee to vote either for or against the matter or matters with respect to which an opportunity to specify how the shares registered in the name of such shareholder shall be voted, the proxy shall be voted FOR such matter or matters and for the election of the directors proposed in this Joint Proxy Statement.

    Management knows of no matters to come before the Delrina Shareholders Meeting other than the matters referred to in the accompanying notice of the Delrina Shareholders Meeting. However, if any other matters which are not now known to management should properly come before the Delrina Shareholders Meeting, the shares represented by proxies in favour of management nominees will be voted on such matters in accordance with the best judgment of the proxy nominee.

    REVOCATION OF PROXIES

    Proxies given by shareholders for use at the Delrina Shareholders Meeting may be revoked at any time prior to their use. A shareholder giving a proxy may revoke the proxy (i) by instrument in writing executed by the shareholder or by his or her attorney authorized in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized indicating the capacity under which such officer or attorney is signing, and deposited either at the registered office of Delrina (as set forth in this Joint Proxy Statement) at any time up to and including 5:00 p.m. (Toronto time) on the last business day preceding the day of the Delrina Shareholders Meeting, or any adjournment or postponement thereof, or with the chairman of the Delrina Shareholders Meeting on the day of such meeting or adjournment or postponement thereof, (ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, (iii) by voting in person at the Delrina Shareholders Meeting (although attendance at the Delrina Shareholders Meeting will not in and of itself constitute a revocation of a proxy), or (iv) in any other manner permitted by law.

    AGENTS FOR SOLICITATION OF PROXIES

    In connection with the Delrina Shareholders Meeting, Delrina has retained the services of First Marathon Securities Limited ("First Marathon"), a Canadian investment dealer, to solicit proxies from Delrina shareholders in Canada and the United States, on behalf of management. Delrina will compensate First Marathon for such services, including reimbursement for reasonable out-of-pocket expenses, including legal costs, and will indemnify First Marathon in respect of certain liabilities which may be incurred by First Marathon in performing its services. Such compensation is not expected to exceed C$100,000.

    VOTING RIGHTS, REQUIRED VOTES AND VOTING INTENTIONS OF CERTAIN SHAREHOLDERS

    Holders of Delrina Common Shares are entitled to one vote for each share held. The Arrangement Resolution must be approved by the affirmative vote of not less than 66 2/3% of the votes cast by the holders of Delrina Common Shares present (in person or by proxy) and entitled to vote at the Delrina Shareholders Meeting. The appointment of Price Waterhouse, Chartered Accountants, as independent auditors of Delrina must be approved by the affirmative vote of a majority of the votes cast by the holders of Delrina Common Shares present (in person or by proxy) and entitled to vote at the Delrina Shareholders Meeting. Members of the Delrina Board of Directors will be elected by a plurality of the votes cast by the holders of Delrina Common Shares present (in person or by proxy) and entitled to vote at the Delrina Shareholders Meeting. The OBCA does not require, and the Delrina Articles do not provide for, cumulative voting in respect of the election of directors.

    Each Delrina Affiliate (collectively holding an aggregate of 2,632,501 (approximately 11.7%) of the outstanding Delrina Common Shares) has agreed, in such Delrina Affiliate's capacity as a Delrina shareholder, to vote all Delrina Common Shares held by such Delrina Affiliate in favor of the approval of the Arrangement.

                                THE TRANSACTION

BACKGROUND TO THE COMBINATION AGREEMENT

    In March 1995, Mark Bailey (Symantec's Vice President-Business Development) spoke with Charles Federman of Broadview who suggested that Symantec might be interested in meeting with representatives from Delrina to discuss business opportunities, including a possible combination of Symantec and Delrina. Mr. Federman arranged for the meeting, which took place on April 10, 1995 in Toronto. Gordon Eubanks (President and CEO of Symantec) and Mr. Bailey met with Dennis Bennie (CEO and Chairman of the Board of Delrina), Mark Skapinker (President of Delrina), Albert Amato (Chief Technology Officer of Delrina) and representatives of Broadview to discuss the respective businesses of Delrina and Symantec and the potential for a combination of the two companies. Mr. Bailey arranged a meeting with Thomas Greig of DLJ on April 12, 1995 to discuss the possibility of DLJ acting as Symantec's financial advisor with respect to a possible business combination with Delrina. On April 20, 1995, Messrs. Eubanks, Bailey, Federman, Bennie, and Amato met in California to continue discussions concerning the general parameters of a potential combination. The parties determined that it would be worthwhile to exchange further information and enter into a mutual non-disclosure agreement. Symantec held a Board of Directors meeting on April 21, 1995 at which Mr. Bailey presented the prospect of a business combination with Delrina. On April 25, 1995, Messrs. Amato, Skapinker and Eubanks met in Atlanta while attending a convention. The parties considered and discussed integration of Delrina's products with those of Symantec. On April 27, 1995, a mutual non-disclosure agreement was executed on behalf of Delrina and Symantec. On the same day, members of senior management of Delrina and Symantec and representatives of Broadview held a conference call during which the exchange of information for due diligence purposes among the companies and their respective agents was discussed.

    Delrina's Board of Directors met on May 2, 1995 to discuss the potential business combination and approved further discussions with Symantec. On May 4, 1995, Messrs. Bennie and Eubanks met in Washington D.C. to discuss possible parameters of a potential business combination. Messrs. Eubanks, Bailey, Bennie, Skapinker, Amato and representatives of Broadview held a meeting in Toronto on May 19, 1995 concerning Delrina's and Symantec's respective organizations and product strategies and also considered the procedure necessary for pursuing a potential combination.

    In May and June 1995, Delrina and Broadview identified and contacted a small number of other parties that might be interested and capable of entering into a strategic transaction with Delrina. These initial discussions between representatives of Broadview or Delrina and such other companies included preliminary discussions to determine whether further interaction or discussion between the parties could be productive.

    On May 26, 1995, Symantec's Board of Directors met, reviewed the progress toward consummating the proposed transaction and approved taking additional steps in furtherance of the proposed transaction. On May 27, 1995, Messrs. Eubanks and Bennie discussed on the telephone issues concerning the valuation of Delrina Common Shares. A conference call was conducted on May 30, 1995 among Messrs. Eubanks, Bennie, Bailey, representatives of Broadview and DLJ and their respective counsel to outline the due diligence process and transaction issues. A draft of the proposed Combination Agreement was circulated to the working group on June 3, 1995.

    During June 6, 1995 and June 7, 1995 in Toronto, Michael Cooperman (Delrina's Chief Financial Officer) and other senior management of Delrina, Delrina's outside legal counsel and representatives of Broadview met with Howard Bain (Symantec's Treasurer and Vice President of Finance), other senior management of Symantec and representatives of DLJ to conduct financial due diligence on Delrina.

    On June 11, 1995, Symantec's Board of Directors and legal counsel met to discuss the status of the proposed Transaction. At the Symantec Board meeting, Messrs. Eubanks, Bailey and Robert Dykes (Symantec's CFO and Executive Vice President-Worldwide Operations) led a discussion of the potential combination with Delrina. On June 12, 1995 and June 13, 1995 Symantec's and Delrina's legal counsel held telephonic meetings to discuss securities and tax law issues relating to a potential combination; at the same time Messrs. Eubanks, Bailey and representatives of DLJ and Broadview held various telephone conversations regarding the establishment of a proposed exchange ratio.

    On June 13, 1995 and June 14, 1995, Messrs. Amato, Skapinker, Bailey and others from Symantec met in California to further discuss possible strategies for integrating Delrina's products with Symantec's products. During June 14, 1995 through June 15, 1995, Mr. Cooperman, other representatives of Delrina and a representative of Broadview met with Messrs. Dykes, Bain, Myers and other representatives of Symantec in Cupertino, California to conduct financial due diligence of Symantec. On June 18, 1995 and June 19, 1995, Messrs. Eubanks, Dykes, Bennie, and representatives from Broadview and DLJ met in New York City to further discuss certain business parameters of the proposed combination. In June 1995, legal counsel for Symantec and Delrina began preliminary negotiations relating to the proposed Combination Agreement. Throughout June and early July, telephone conferences among representatives of Symantec and its legal counsel and Delrina and its legal counsel were held to discuss the draft Combination Agreement and related documents. In addition, from mid-June through July 5, 1995, members of senior management of Symantec and Delrina and their respective financial and legal advisors continued their respective business, legal and financial due diligence.

    On June 22, 1995, the Symantec Board of Directors held a meeting at which Messrs. Eubanks, Dykes, Bailey and a representative of DLJ led a discussion concerning the potential business combination with Delrina. On the same day, the Delrina Board of Directors met in Toronto (with some members participating by conference telephone) to receive reports from (i) Broadview concerning its preliminary valuation analysis, (ii) Delrina's legal counsel concerning preliminary results of the due diligence investigation, and (iii) Broadview and management of Delrina concerning the status of discussions with other companies. Broadview and management reported that while certain of the companies that had shown interest in Delrina, none were in a position to engage in serious negotiations at that time. The Delrina Board of Directors instructed Broadview to pursue further discussions with some of the companies and report back at the next meeting. The Delrina Board of Directors also instructed counsel to investigate further the status of the litigation between Borland and Symantec, and the associated criminal proceedings. (See "INFORMATION CONCERNING SYMANTEC -- Legal Proceedings.")

    On June 25, 1995, Messrs. Bennie and Eubanks discussed the expected results for Delrina's fourth quarter ending June 30, 1995. Mr. Bennie indicated that Delrina would likely show a loss for the quarter. A video conference call was conducted on June 29, 1995 including Messrs. Eubanks and Bennie for the purpose of discussing Delrina's products under development. From June 30, 1995 through July 2, 1995, Messrs. Eubanks, Bennie and representatives of DLJ and Broadview held telephonic conversations regarding the establishment of the exchange ratio. During the period from June 30, 1995 to July 4, 1995, Messrs. Amato, Bailey, and other representatives of Symantec discussed the integration of products for the combined company.

    On July 4, 1995, the Delrina Board of Directors held a telephonic meeting in order to discuss the status of the transaction, the status of ongoing litigation and the continuing due diligence investigations by Symantec and Delrina. At the Delrina Board meeting, representatives of Broadview reported that discussions concerning a strategic transaction with other companies were not likely to yield results in the near future, if at all. Delrina's outside legal counsel also reported on the results of its analysis of the Borland litigation. On July 3, 1995 and July 4, 1995, Messrs. Eubanks, Bennie and representatives of Broadview and DLJ held further telephone discussions regarding the exchange ratio.

    On July 5, 1995, Symantec and Delrina reached a preliminary agreement on the terms of the Combination Agreement, including the Exchange Ratio. On the same day, Symantec's Board of Directors and the Delrina Board of Directors each met with their respective legal and financial advisors and approved the Transaction. After the conclusion of the meetings of the respective Boards of Directors, representatives of Delrina and Symantec met to finalize and execute the Combination Agreement.

REASONS FOR THE TRANSACTION

    JOINT REASONS FOR THE TRANSACTION

    Symantec and Delrina believe that the combination of the two companies will allow them to combine their individual resources to enhance their ability to compete in, and profit from, the rapidly growing communications market and to provide more attractive solutions to enterprise-oriented software customers. The combined company is expected to benefit from more effectively utilizing each company's respective strengths, including Symantec's corporate sales force, international marketing resources, distribution channels and remote computing products, and Delrina's expertise in developing communications, fax and electronic forms products. The combined company is also expected to benefit from synergies between Symantec's and Delrina's complementary product lines.

    SYMANTEC'S REASONS FOR THE TRANSACTION AND ISSUANCE OF SYMANTEC COMMON STOCK

    The Board of Directors of Symantec has reviewed the proposed Transaction and has concluded that the Transaction is fair to and in the best interests of Symantec and its stockholders and has unanimously approved the Combination Agreement, the other transactions contemplated by the Combination Agreement and the Symantec Certificate. The Symantec Board of Directors recommends that Symantec stockholders vote FOR approval of the Combination Agreement, the transactions contemplated thereby and the Symantec Certificate.

    Based on the evaluation of the Board of Directors of Symantec, which was conducted with the assistance of outside financial and legal advisors, the Board of Directors of Symantec believes that the Transaction is in the best interests of Symantec and its stockholders. The Board weighed a variety of factors in reaching its decision. It gave special attention to the following factors: the Board's belief that the Transaction (i) provides Symantec with an expanded mobile communications portfolio with leading products that are synergistic and complementary with Symantec's existing business focus in mobile communications and utilities; (ii) enhances Symantec's ability to serve both traditional desktop computer users and larger enterprise-oriented customers; and (iii) will allow the combined company to more effectively capitalize on Windows 95 upgrade opportunities as a result of Symantec's and Delrina's complementary product lines and Symantec's strong distribution, sales and marketing resources. The Board further believes that the complementary nature of the companies in numerous distribution and geographic areas and the larger size of the combined company will enable it to compete more effectively than Symantec could compete alone within the North American and international markets. In particular, the Symantec Board believes that the combined company should (i) be able to offer a broader product line than Symantec alone; (ii) have enhanced bargaining strength in dealing with its suppliers, customers, distributors and software licensors and in negotiating future acquisitions; (iii) benefit from the sharing of each company's technological knowledge; and (iv) be able to reallocate its resources to areas with greater revenue growth potential as a result of reductions in personnel costs, facility costs and other costs associated with the consolidation of administration and operations, as well as through the combination of the sales and research and development operations. See "THE COMPANIES AFTER THE TRANSACTION -- Plans and Proposals."

    In addition to the foregoing, in reaching its conclusion to enter into the Combination Agreement, the Board of Directors of Symantec considered the following material factors:

        (a) Symantec's and Delrina's respective businesses, assets, technology, management, competitive position and prospects and current conditions and trends in the markets and industries in which they operate;

        (b) Symantec's prospects as an independent entity in an industry undergoing consolidation among its competitors;

        (c) the financial condition, results of operations and businesses of Symantec and Delrina before and after giving effect to the Transaction;

        (d) current market conditions and historical market prices, volatility and trading information with respect to the Symantec Common Stock and the Delrina Common Shares;

        (e) the market value of the Symantec Common Stock and the Delrina Common Shares and Symantec's and Delrina's per share reported earnings (loss) before interest and taxes and certain other measures;

        (f) a comparison of selected acquisition transactions within the computer software industry (see "-- Opinions of Financial Advisors");

        (g) the terms of the Combination Agreement, including the parties' mutual representations, warranties and covenants, and the conditions to their respective obligations, including the accounting for the Transaction as a pooling of interests under U.S. GAAP; and

        (h) the oral advice and opinion of DLJ rendered to the Board of Directors of Symantec as to the financial aspects of the Transaction.

In considering the proposed Transaction, the Board of Directors of Symantec recognized that there were certain risks associated with the Transaction, including the risk that the potential benefits set forth above may not be realized or that there may be higher than expected costs associated with realizing such benefits and the factors set forth in this Joint Proxy Statement under "RISK FACTORS."

    The Board of Directors of Symantec did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determination.

    DELRINA'S REASONS FOR THE TRANSACTION

    The Delrina Board of Directors has determined that the terms of the Combination Agreement and the transactions contemplated thereby are fair and in the best interests of Delrina and its shareholders. Accordingly, the Delrina Board of Directors has approved the Transaction and unanimously recommends to Delrina shareholders that they vote FOR the Arrangement Resolution. The Delrina Board of Directors based its approval of the Transaction on its determination that the Exchange Ratio is fair to Delrina and to Delrina shareholders and upon a number of other factors, including the following:

        (i) the combined company can achieve substantial savings in sales, marketing, international and administrative areas through reductions in personnel, facilities and other costs, which should enable the combined company to reallocate resources and compete more effectively;

        (ii) there is very little overlap between the products of Delrina and Symantec, and the broader product line of the combined company should enable it to achieve a stronger brand awareness in the mobile computing market;

       (iii)  Symantec  has  a  highly  experienced  management  team  with   an
    established   record  of  continued  growth   and  managing  the  successful
    integration of acquired companies;

       (iv) the combination of Delrina with Symantec will result in a company with greater financial, technological and human resources to develop new generations of products;

        (v) the Exchange Ratio represents a premium of approximately 26% over the average of the closing market prices of Delrina Common Shares for the thirty trading days prior to the execution of the Combination Agreement; and

       (vi) after consummation of the Transaction, the Symantec Common Stock will have a significantly larger market float and greater liquidity than the Delrina Common Shares.

    The Delrina Board of Directors also considered the following information in concluding that the Arrangement and the Exchange Ratio are fair to Delrina and its shareholders:

        (i)  its  knowledge  of  the  business,  operations,  property,  assets,
    financial  condition,  operating  results  and  prospects  of  Delrina   and
    Symantec;

        (ii) current industry, economic and market conditions and trends and its informed expectations of the future of the industry in which Delrina operates;

       (iii) its review of the litigation between Symantec and Borland and the associated criminal proceedings;

       (iv) the opinion of Broadview as to the fairness of the Exchange Ratio to Delrina shareholders;

        (v) the terms of the Combination Agreement;

       (vi) the structure and accounting and tax treatment of the Transaction;

       (vii) the respective corporate cultures and strategies of Delrina and Symantec; and

      (viii) Delrina's alternatives, including the fact that its approaches to other companies had not yielded any other party willing to engage in serious discussions in a timely manner.

In considering the proposed Transaction, the Delrina Board of Directors recognized that there were certain risks associated with the Transaction, including the risk that the potential benefits set forth above may not be realized or that there may be higher than expected costs associated with realizing such benefits and the factors set forth in this Joint Proxy Statement under "RISK FACTORS."

    In view of the variety of factors considered in connection with its evaluation of the Transaction, the Delrina Board of Directors did not find it practicable to and did not quantify or otherwise assign relative strengths to the specific factors considered in reaching its determination.

BOARD RECOMMENDATIONS

    THE SYMANTEC BOARD OF DIRECTORS BELIEVES THAT THE TRANSACTION IS FAIR TO AND IN THE BEST INTERESTS OF SYMANTEC AND ITS STOCKHOLDERS AND THEREFORE UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE COMBINATION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

    THE DELRINA BOARD OF DIRECTORS BELIEVES THAT THE TRANSACTION IS FAIR TO AND IN THE BEST INTERESTS OF DELRINA AND ITS SHAREHOLDERS AND THEREFORE UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ARRANGEMENT.

OPINIONS OF FINANCIAL ADVISORS

    OPINION OF DLJ

    In its role as financial advisor to Symantec, DLJ was asked by Symantec to render its opinion to the Symantec Board of Directors as to the fairness, from a financial point of view, to Symantec and its stockholders of the consideration to be paid by Symantec to the shareholders of Delrina pursuant to the Combination Agreement. On July 5, 1995, DLJ delivered its oral opinion, which was subsequently delivered in writing (the "DLJ Opinion"), to the Symantec Board of Directors.

    A copy of the DLJ Opinion is attached hereto as Annex H. The Symantec stockholders are urged to read the DLJ opinion in its entirety for assumptions made, procedures followed, other matters considered and limits of the review by DLJ. The summary of the opinion of DLJ set forth in this Joint Proxy Statement is qualified in its entirety by reference to the full text of such opinion. The DLJ Opinion was prepared for the Symantec Board of Directors and is directed only to the fairness to Symantec and the holders of Symantec Common Stock as of July 5, 1995 from a financial point of view, of the consideration to be paid by Symantec pursuant to the Combination Agreement and does not constitute a recommendation to any stockholder as to how to vote at the Symantec Stockholders Meeting.

    The DLJ Opinion does not constitute an opinion as to the price at any time at which Symantec Common Stock will trade. No restrictions or limitations were imposed by the Symantec Board of Directors upon DLJ with respect to the investigations made or the procedures followed by DLJ in rendering its opinion.

    In arriving at its opinion, DLJ reviewed the Combination Agreement. DLJ also reviewed financial and other information that was publicly available or furnished to it by Symantec and Delrina, including information provided during discussions with their respective managements, consolidated financial statements and other information of Symantec and Delrina. Included in the information provided during discussions with respective managements were certain financial projections of Symantec and Delrina for the period beginning June 30, 1995 and ending March 31, 1997 prepared by the management of Symantec. In addition, DLJ
(i) reviewed prices and premiums paid in certain other selected business combinations in the software industry and examined premiums paid in a broad group of high technology companies; (ii) compared certain financial and securities data of Symantec and Delrina with such data of selected companies whose securities are traded in public markets; (iii) reviewed the historical stock prices and trading volumes of Symantec Common Stock and Delrina Common Shares; (iv) analyzed the pro forma financial impact of the Transaction on
Symantec; and (v) compared the relative contribution of both Symantec's and Delrina's revenues, gross profits, earnings before interest and taxes ("EBIT"), and net income and other measures to the combined company with the relative ownership of the combined company upon giving effect to the Transaction. DLJ also discussed the past and current operations, financial condition and prospects of Symantec and Delrina with the respective managements of Symantec and Delrina and conducted such other financial studies, analyses and investigations as DLJ deemed appropriate for purposes of rendering its opinion.

    In rendering its opinion, DLJ relied upon and assumed the accuracy, completeness and fairness of all of the financial and other information that was available to it from public sources, that was provided to DLJ by Symantec, Delrina or their respective representatives, or that was otherwise reviewed by DLJ. In particular, DLJ relied upon the estimates of the management of Symantec of the operating synergies achievable as a result of the Transaction and upon the discussion of such synergies with the management of Symantec and Delrina. With regard to such synergies, Symantec management identified certain areas where it expects to achieve significant synergies. Symantec management expressed an expectation of completing a program that would result in the achievement of these synergies by June 30, 1996. In the estimation of these synergies, restructuring and acquisition expenses were not included, as these are considered to be one-time events. The anticipated synergies were material to DLJ's analysis of the fairness of the Transaction. DLJ performed sensitivity analyses to assess the impact of varying levels of operating synergies. DLJ, based upon projections provided by Symantec, estimated Transaction-related reductions in the combined entity's operating expenses of 3.8% to 5.1%. These reductions were estimated to be partially realized as early as the December 1995 quarter and fully realized by the September 1996 quarter. Symantec assumed synergies in the expense categories of costs of sales, product development, marketing, sales, administration, operations, information systems and technology support. With respect to the financial projections supplied to DLJ by Symantec, DLJ assumed that they were reasonably prepared and reflected the best currently available estimates and judgments of the management of Symantec as to the future operating and financial performance of Symantec and Delrina. DLJ did not assume any responsibility for making and did not

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
make any independent evaluation of Delrina's assets or liabilities or any independent verification of any of the information reviewed by DLJ. DLJ relied as to all legal matters on advice of counsel to Symantec.

    The DLJ Opinion was necessarily based on economic, market, financial and other conditions as they existed on July 5, 1995, the date of the DLJ Opinion and on the information made available to DLJ as of such date and on the review and analyses conducted by DLJ as of such date. It should be understood that, although subsequent developments may have affected or may hereafter affect its opinion, DLJ was not requested to and does not have any obligation to update, revise or reaffirm the DLJ Opinion.

    The following is a summary of the material factors considered and principal financial analyses performed by DLJ to arrive at the DLJ Opinion. DLJ performed certain procedures, including each of the financial analyses described below, and reviewed with the management of Symantec the assumptions on which such analyses were based and other factors, including the current and projected financial results of Symantec and Delrina.

    TRANSACTION ANALYSIS. DLJ reviewed publicly available information for 56 selected transactions involving a range of computer software companies in the period from 1987 to the present (the "Computer Software Transactions"). These transactions did not constitute the complete list of software transactions which have occurred in such period. Only transactions involving software companies deemed relevant by DLJ were reviewed.

    DLJ reviewed the consideration paid in such transactions in terms of the price paid for the common stock ("Equity Purchase Price") plus total debt less cash and equivalents ("Total Transaction Value") of such transactions as a multiple of revenues, earnings before interest, taxes, depreciation and amortization ("EBITDA") and EBIT for the latest reported twelve months ("LTM") prior to the announcement of such transactions. Additionally, DLJ reviewed the consideration paid in such transactions in terms of the Equity Purchase Price of such transactions as a multiple of net income for the twelve months prior to the announcement of such transactions and as a multiple of book value of equity.

    For the Computer Software Transactions, the analysis of Total Transaction Value to (i) LTM revenues, (ii) EBITDA and (iii) EBIT and the Equity Purchase Price to (iv) LTM net income and (v) book value of equity indicated high, mean and low values of these transactions of (i) 16.6x, 2.8x and 0.5x, (ii) 47.4x, 17.6x and 0.6x, (iii) 44.3x, 21.3x and 0.6x, (iv) 47.1x, 29.5x and 11.4x, and
(v) 27.4x, 8.2x and 1.5x, respectively, compared to the implied multiples for Delrina at the time of the announcement of the transaction (based upon a 30 day average closing stock price of Symantec and an exchange ratio of 0.61) of 3.6x, 14.0x, 19.0x, 32.6x and 4.9x, respectively.

    DLJ also determined the percentage premium of the offer prices (represented by the purchase price per share in cash transactions and the stock price of the constituent securities times the exchange ratio in the case of stock-for-stock mergers) over the trading prices one day, one week and one month prior to the announcement date of selected software transactions involving the following high-technology companies: (i) Platinum Technology, Inc. and Trinzic Corporation; (ii) VMARK Software and Easel Corporation; (iii) Adobe Systems Inc. and Frame Technology Corp.; (iv) International Business Machines Corporation and Lotus Development Corp.; (v) Computer Associates International Inc. and Legent Corp.; (vi) Sybase Inc. and Powersoft Corp.; (vii) Microsoft and Intuit Inc. (not completed); (viii) SynOptics Communications, Inc. and Wellfleet Communications, Inc.; (ix) Computer Associates International Inc. and The Ask Group, Inc.; (x) HBO and Company and Serving Software; (xi) Adobe Systems Inc. and Aldus Corporation; (xii) Rational Software Corporation and Verdix Corporation; (xiii) H&R Block Inc. and MECA Software Inc.; (xiv) Intuit Inc. and Chipsoft Inc.; (xv) Policy Management Systems Corp. and Cybertek Corp.; (xvi) Sterling Software, Inc. and Systems Center Inc.; (xvii) Legent Corporation and Goal Systems International Inc.; (xviii) Cadence Design Systems, Inc. and Valid Logic Systems, Inc.; (xix) Computer Associates International Inc. and Pansophic Systems Inc.; (xx) Computer Associates International

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
Inc. and On-Line Software International Inc.; (xxi) Borland International, Inc. and Ashton-Tate Corporation; (xxii) Sage Software, Inc. and Index Technology Corp.; (xxiii) Lotus Development Corp. and Samna Corporation; (xxiv) ASK Computer Systems Inc. and Ingres Corporation; (xxv) Dun and Bradstreet Corp. and Management Science Consultants of America, Inc.; (xxvi) SunGard Data Systems, Inc. and Dyatron Corporation; (xxvii) Computer Associates International Inc. and Cullinet Software, Inc.; (xxviii) Novell Inc. and Excelan Inc.; (xxix) Cadnetix Corporation and HHB Systems Inc.; (xxx) VM Software Inc. and The Systems Center Inc.; (xxxi) Jupiter Acquisition Corp. and Software AG Systems, Inc.; (xxxii) Informix Corp. and Innovative Software Inc.; (xxxiii) ASK Computer Systems Inc. and NCA Corporation; and (xxxiv) Computer Associates International Inc. and UCCEL Corporation. This subset of the 56 companies mentioned above was used because the target companies in the subset were publicly traded. The excluded transactions had target companies where were privately held at the time of their acquisition and therefore no premium to the then-prevailing public stock price could be calculated.(1) The high and average premiums for such selected software transactions for (i) one day, (ii) one week and (iii) one month were (i) 102.6% and 39.1%, (ii) 111.8% and 44.6%, and (iii) 116.7% and 54.2%, respectively. (Low premiums were not meaningful for any period.) For the proposed transaction, DLJ derived premiums based on the implied stock price for Delrina by multiplying the 30 day average closing stock price of Symantec times an exchange ratio of 0.61 and dividing that quantity by Delrina's 30 day average closing stock price one day, one week and one month prior to the announcement. The implied stock price premiums were 26.4%, 28.6% and 24.7%, respectively.

    No company or transaction used in the analysis described above was directly comparable to Symantec, Delrina or the proposed Transaction. Accordingly, an analysis of the results of the foregoing was not simply mathematical nor necessarily precise; rather, it involved complex considerations and judgments concerning differences in financial and operating characteristics of companies and other factors that could affect public trading values.

    ANALYSIS OF CERTAIN PUBLICLY TRADED COMPANIES. To provide contextual data and comparative market information, DLJ compared selected historical share price and operating and financial ratios for Delrina to the corresponding data and ratios of the following companies whose securities are publicly traded: (i) Artisoft, Inc.; (ii) Cheyenne Software, Inc.; (iii) McAfee Associates Inc.; (iv) Novell, Inc.; (v) Softkey International Inc.; (vi) Wall Data, Inc.; and (vii) Symantec. DLJ selected these companies based on their industry focus in the software and systems industry.

    Such analysis included, among other things, the ratios of the market capitalization of the common stock plus long-term debt less cash ("Enterprise Value") to LTM revenues, EBITDA and EBIT as well as the ratios of the current stock price to LTM earnings per share ("EPS") and calendar year 1995 and 1996 estimated EPS (as estimated by research analysts and compiled by Institutional Brokers Estimating Service and First Call (Thomson Financial Services Inc.)).

------------------------

1 The other 22 transactions were as follows: (i) Sterling Software, Inc. and KnowledgeWare Inc.; (ii) Compuware Corp. and Uniface Holding; (iii) Electronic Arts Inc. and Origin Systems, Inc.; (iv) Easel Corporation and Enfin Software Corp.; (v) Sybase, Inc. and Gain Technology Inc.;
    (vi) Frame Technology Corporation and Datalogics, Inc.; (vii) WordStar International Inc. and ZSoft Corporation; (viii) AICorp, Inc. and Aion Corp.; (ix) Systems & Computer Tech Corp. and Information Associates (a subsidiary of Dun & Bradstreet); (x) Microsoft Corporation and Fox Software, Inc.; (xi) LEGENT Corporation and Spectrum Concepts Inc.; (xii) Compuware Corp. and XA Systems Corp.; (xiii) Novell Inc. and Digital Research Inc.;
    (xiv) Symantec Corporation and Peter Norton Computing Inc.; (xv) Systems Center, Inc. and Software Developments International; (xvi) Goal Systems International Inc. and MVS Software, Inc.; (xvii) Goal Systems International Inc. and Essential Software, Inc.; (xviii) LEGENT Corporation and Business Software Tech.; (xix) VM Software Inc. and The Systems Center, Inc.; (xx) ECAD Inc. and SDA Systems, Inc.; (xxi) Borland International Inc. and Ansa Corporation; and (xxii) Management Science America and Conserv Corporation.

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
    Although DLJ used these companies for comparison purposes, none of such companies is identical to Delrina. Such analysis indicated that the high, mean and low values of Enterprise Value as a multiple of (i) LTM revenues, (ii) EBITDA and (iii) EBIT were (i) 7.8x, 3.6x and 0.8x, (ii) 18.0x, 14.9x and 3.8x, and (iii) 21.0x, 18.1x and 4.5x, respectively, as compared to the implied multiples for Delrina at the time of the announcement of the transaction of 3.6x, 14.0x and 19.0x, respectively. The high, mean and low values of the then-current stock price as a multiple of (i) LTM EPS and estimated calendar
(ii) 1995 and (iii) 1996 EPS indicated by the analysis were (i) 43.4x, 29.7x and 10.7x, (ii) 26.7x, 22.8x and 14.4x, and (iii) 28.6x, 18.1x and 9.0x,
respectively. These compared to the implied multiples for Delrina at the time of the announcement of the transaction of 32.6x and Not Meaningful ("NM") (due to projected negative net income in calendar 1995), and 25.6x, respectively. DLJ calculated the estimated EPS for Delrina based on projections provided to DLJ by Symantec.

    STOCK TRADING HISTORY. To provide contextual data and comparative market data, DLJ examined the history of the trading prices and their relative relationships for both Symantec Common Stock and Delrina Common Shares from June 1, 1994 to the last full trading day prior to the announcement of the Transaction. The average, high and low closing prices of Symantec Common Stock, Delrina Common Shares and their relative relationship during the above-mentioned period were US$18.15, US$29.50, US$10.06 and US$13.49, US$17.75, US$10.88 and
0.790, 1.242 and 0.432, respectively.

    PRO FORMA MERGER ANALYSIS. DLJ analyzed certain pro forma financial effects resulting from the Transaction. In conducting this analysis, DLJ relied upon certain assumptions described above and financial projections provided by the management of Symantec. Such analysis indicated, among other things, that EPS for the pro forma combined company would be dilutive to EPS for Symantec by $0.03 when not taking into account potential synergies as estimated by the management of Symantec, and accretive to EPS for Symantec by $0.21 when including such synergies in the pro forma combination analysis for the fiscal year ending March 31, 1997. The results of the pro forma combination analysis are not necessarily indicative of future operating results or financial position.

    CONTRIBUTION ANALYSIS. DLJ analyzed Symantec's and Delrina's relative contribution to the combined company with respect to revenues, gross profit, EBIT, net income, book value and total assets. Such analysis was considered in both absolute dollar terms and on a percentage basis and was made (i) for the twelve months ended March 31, 1995 based on Delrina and Symantec reported financial results; (ii) for the two annual periods ending March 31, 1996 and March 31, 1997 for Delrina and Symantec; as estimated by Symantec's management both with and without potential synergies. Delrina shareholders, as a result of the proposed transaction, will have an approximate interest of 26% in the pro forma combined entity assuming exercise of all Symantec and Delrina stock options. Such contribution analysis indicated that for the last twelve months ending March 31, 1995 Delrina would have contributed to revenues, gross profit, EBIT, net income, book value and total assets 23.0%, 21.7%, 28.2%, 25.4%, 39.4%, and 29.9%, respectively. For the fiscal year ending March 31, 1996 Delrina is projected to contribute to revenues, gross profit, EBIT, and net income, excluding potential synergies, 19.8%, 18.0%, NM (losses projected), and NM (losses projected), respectively and including potential synergies, 19.8%, 18.2%, NM (losses projected), and NM (losses projected). For the fiscal year ending March 31, 1997 Delrina is projected to contribute to revenues, gross profit, EBIT, and net income, excluding potential synergies, 26.2%, 23.8%, 22.8%, and 23.2%, respectively, and including potential synergies, 26.2%, 24.6%, 37.6%, and 37.0%, respectively. The results of these contribution analyses are not necessarily indicative of the contributions that the respective businesses may have in the future.

    The summary set forth above does not purport to be a complete description of the analyses performed by DLJ. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily suited to summary description. The preparation of a fairness opinion does not involve a mathematical evaluation or weighing of the results of the individual analyses performed, but requires DLJ to exercise its professional judgment -- based on its experience and expertise -- in considering a wide variety of analyses taken as a

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
whole. Each of the analyses conducted by DLJ was carried out in order to provide a different perspective on the transaction and add to the total mix of information available. DLJ did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness. Rather, in reaching its conclusion, DLJ considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole. DLJ did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors summarized above, DLJ believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, may create an incomplete view of the evaluation process underlying its opinion. In performing its analyses, DLJ made numerous assumptions with respect to industry performances, business and economic conditions and other matters. The analyses performed by DLJ are not necessary indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

    The Symantec Board of Directors selected DLJ as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction and is familiar with Symantec, its businesses and the computer software industry. Pursuant to the terms of an engagement letter dated June 5, 1995, Symantec paid DLJ US$550,000 for its services to date, including the DLJ Opinion, and agreed to pay DLJ an additional US$2,200,000 upon consummation of the Transaction. Symantec also agreed to reimburse DLJ promptly for all out-of-pocket expenses (including the reasonable fees and out-of-pocket expenses of counsel) incurred by DLJ in connection with its engagement, and to indemnify DLJ and certain related persons against certain liabilities in connection with its engagement, including liabilities under the U.S. federal securities laws. The terms of the fee arrangement with DLJ, which DLJ and Symantec believe are customary in transactions of this nature, were negotiated at arms' length between Symantec and DLJ, and the Symantec Board of Directors was aware of such arrangement, including the fact that a significant portion of the aggregate fee payable to DLJ is contingent upon consummation of the Transaction.

    In the ordinary course of business, DLJ may actively trade the securities of both Symantec and Delrina for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. On June 23, 1989, DLJ participated as a managing underwriter in the initial public offering of the Symantec Common Stock and received usual and customary underwriter's compensation. Since Symantec's initial public offering, DLJ has advised Symantec in connection with a private placement of securities and four merger transactions. In all of these transactions, DLJ received usual and customary fees which were negotiated at arms' length between Symantec and DLJ. DLJ is a wholly-owned subsidiary of The Equitable Life Companies Incorporated of the United States. DLJ, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

    OPINION OF BROADVIEW

    At the meeting of the Delrina Board of Directors on July 5, 1995, Broadview rendered its written opinion (the "Broadview Opinion") that, as of such date, based upon the various considerations set forth in the Broadview Opinion, the Exchange Ratio was fair from a financial point of view to the Delrina shareholders.

    The full text of the Broadview Opinion, which sets forth assumptions made, matters considered, and limitations on the review undertaken, is attached as Annex I to this Joint Proxy Statement. Delrina shareholders are urged to read the Broadview Opinion carefully and in its entirety. The Broadview Opinion addresses only the fairness of the Exchange Ratio from a financial point of view and does not constitute a recommendation to any shareholder of Delrina as to how such shareholder

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
should vote at the Delrina Shareholders Meeting. In addition, Broadview will receive a fee from Delrina contingent upon successful conclusion of the Transaction. The summary of the Broadview Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

    In rendering its opinion, Broadview, among other actions: (i) reviewed the terms of the Combination Agreement and the exhibits to the Combination Agreement; (ii) reviewed the audited financial statements of Delrina for its fiscal years ended June 30, 1993 and 1994 and the unaudited financial statements of Delrina for the nine months ended March 31, 1995 including the Delrina Third Quarter Interim Report for such period; (iii) reviewed certain internal historical financial and operating data concerning Delrina prepared by Delrina's management; (iv) analyzed certain financial projections for Delrina provided by Delrina's management; (v) participated in discussions with Delrina's management concerning the operations, business strategy, financial performance and prospects for Delrina; (vi) discussed with Delrina's management the financial outlook for its fiscal quarters ending June 30, 1995 and September 30, 1995;
(vii) discussed with Delrina's management its view of the strategic rationale for the Transaction; (viii) reviewed the reported closing prices and trading activity for Delrina Common Shares; (ix) compared certain aspects of the financial performance of Delrina and the price of Delrina Common Shares with other public companies deemed comparable; (x) analyzed available information, both public and private, concerning other mergers and acquisitions believed to be comparable in whole or in part to the Transaction; (xi) reviewed the audited financial statements of Symantec for its fiscal years ended March 31, 1993, 1994 and 1995; (xii) reviewed certain internal historical financial and operating data concerning Symantec prepared by Symantec's management; (xiii) reviewed the reported closing prices and trading activity for Symantec Common Stock; (xiv) compared certain aspects of the financial performance of Symantec and the price of Symantec Common Stock with other public companies deemed comparable; (xv) analyzed the anticipated effect of the Transaction on the future financial performance of the consolidated entity; (xvi) participated in negotiations and discussions related to the transaction among Delrina, Symantec and their financial and legal advisors; and (xvii) conducted other financial studies, analyses and investigations as deemed appropriate for purposes of the Broadview Opinion.

    In rendering the Broadview Opinion, Broadview relied, without independent verification, on the accuracy and completeness of all the financial and other information that was publicly available or furnished by Delrina or Symantec. All analyses relying on future projections of Delrina utilized forecasts developed by Delrina's management, which Broadview assumed were reasonably prepared and reflected the best available estimates and good faith judgments of the management of Delrina as to the future performance of Delrina. Broadview did not make or obtain an independent appraisal or valuation of any of Delrina's or Symantec's assets. With regard to any analyses relating to valuations of comparable public companies, the share prices used were for the close of trading on July 3, 1995, the last full trading day in the United States before the Delrina Board of Directors met to give final consideration to the proposed transaction.

    The following is a summary explanation of the various sources of information and valuation methodologies employed by Broadview in conjunction with rendering the Broadview Opinion regarding the proposed transaction.

    TRANSACTION COMPARABLES ANALYSIS. Valuation statistics from transaction comparables indicate the Price/last twelve months Revenue ("P/R") and Price/last twelve months Pretax earnings ("P/Pretax") multiples that acquirers have paid for comparable companies in a particular market segment. Broadview reviewed 16 merger and acquisition ("M&A") transaction comparables from 1993 through the present which involved sellers sharing many characteristics with Delrina including revenue size range, products offered, business model and management structure. Transactions were selected from Broadview's proprietary database of published and confidential M&A transactions in the Information Technology ("IT") industry. These transactions represent eight public sellers and eight private sellers in the personal productivity software segment of the IT industry. In reverse

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
chronological order, the public seller transactions analyzed were the acquisition of (i) Lotus Development Corp. by International Business Machines Corporation; (ii) Alias Research Inc. by Silicon Graphics Inc.; (iii) Software Toolworks Inc. by Pearson Plc; (iv) Aldus Corp. by Adobe Systems Inc.; (v) SOFTIMAGE Inc. by Microsoft; (vi) MECA Software Inc. by H&R Block Inc.; (vii) Chipsoft Inc. by Intuit Inc.; and (viii) Spinnaker Software Corporation by Softkey International Inc. In reverse chronological order, the private seller transactions analyzed were the acquisition of (i) MECA Software Inc. by Bank of America & Nationsbank Corp.; (ii) Calera Recognition by Caere Corp.; (iii) Parsons Technology by Intuit Inc.; (iv) Central Point Software by Symantec; (v) WordPerfect Corporation by Novell Inc.; (vi) P.C. Software by Automatic Data Processing; (vii) Fifth Generation Systems, Inc. by Symantec; and (viii) Contact Software International by Symantec.

    The high, median and low P/R ratio of the public seller transactions were 5.35, 3.40 and 1.26, respectively. The high, median and low P/Pretax were not meaningful, 26.0 and 16.54, respectively. The high, median and low P/R ratio for all 16 transactions were 5.35, 2.23 and 0.68, respectively. In all cases where the range from high to low was broad, Broadview ensured that the median was meaningful to the analysis by confirming that there was significant clustering of ratios around the median.

    The per-share valuations for Delrina implied by the median P/R ratio for all comparables and for the public comparables were US$11.51 and US$16.74, respectively. The per-share valuations implied by the P/Pretax multiple using the Delrina's last twelve months pretax earnings ending March 31, 1995 and June 30, 1995 (estimated) were US$27.22 and US$13.18, respectively. This substantial difference in price stemmed from Delrina management's estimate of a significant loss for the quarter ended June 30, 1995.

    PUBLIC COMPANY COMPARABLES ANALYSIS. Total Market Capitalization/Revenue ("TMC/R") and Price/Earnings ("P/E") and Projected P/E ("Proj. P/E") multiples indicate the value the public market places on companies in a particular market segment. Although there are a limited number of public company "pure plays" in the markets in which Delrina competes, several companies are comparable to Delrina based on revenue size range, products offered, business model, management structure and market position. Broadview reviewed ten comparable public companies from a financial point of view including each company's: Last Twelve Months ("LTM") Revenue; Growth in LTM Revenue; LTM Pretax Margin; LTM Net Margin; LTM Primary EPS; P/E ratio; projected 1995 and 1996 calendar year ("CYE") Earnings Per Share ("EPS") based upon the mean security analyst estimates of future earnings performance as reported by Zack's Investment Research; Price/Projected 1995 and 1996 EPS; mean projected five-year EPS growth rate; Price/Projected 1995 earnings adjusted for relative projected growth; Equity Market Capitalization; Total Market Capitalization (i.e., equity market capitalization adjusted for net debt) ("TMC") and TMC/LTM Revenue ratio. In alphabetical order, the public company comparables were: Adobe Systems Inc., Caere Corp., Corel Corp., Intuit Inc., Jetform Corp., Lotus Development Corporation, Softkey International Inc., SPSS Inc., Symantec and Wall Data Inc. These comparables had a high, median and low LTM P/E ratio of 78.0, 26.1 and 10.6, respectively; a high, median and low Price/Projected CYE 1995 EPS of 57.4,
24.2 and 11.2, respectively; a high, median and low Price/Projected CYE 1996 EPS ratio of 43.2, 19.2 and 7.3, respectively; a high, median and low Growth-Adjusted 1995 P/E ratio of 75.6, 47.3 and 12.6, respectively; and a high, median and low TMC/R ratio of 6.95, 3.45 and 0.88, respectively. In all cases where the range from high to low was broad, Broadview ensured that the median was meaningful to the analysis by confirming that there was significant clustering of ratios around the median.

    The TMC/R valuation analysis placed a per-share value of US$16.95 on Delrina. The LTM P/E valuation analysis placed a per-share value of US$17.75 and US$8.61 on Delrina based on EPS for the LTM ended March 31 and June 30, 1995, respectively. The Price/Projected CYE 1995 EPS analysis and the growth-adjusted 1995 P/E analysis could not be used to generate implied per-share prices for Delrina given that the management forecasts indicated a loss for the 1995 calendar year. The Price/ Projected CYE 1996 EPS analysis placed a per-share value of US$22.82 on Delrina.

    EVALUATION OF SYMANTEC EQUITY. Given that the proposed Transaction is a pooling transaction in which the consideration to be received by Delrina shareholders is Symantec Common Stock, Broadview performed an analysis of the value of Symantec's stock by comparing its current valuation in the public market to eight public companies Broadview deemed comparable to Symantec. Those companies were: Adobe Systems Inc., Caere Corp., Cheyenne Software Inc., Delrina, Jetform Corp., McAfee Associates Inc., Stac Electronics Inc. and Wall Data Inc. These comparables had a high, median and low LTM P/E ratio of 38.3,
31.5 and 10.6, respectively; a high, median and low Price/Projected CYE 1995 EPS ratio of 52.5, 23.0 and 11.2, respectively; a high, median and low
Price/Projected CYE 1996 EPS ratio of 32.4, 15.5 and 7.3, respectively; and a high, median and low TMC/R ratio of 8.12, 4.92 and 0.88, respectively.

    Comparing the median multiples of Symantec's peer group with Symantec's respective multiples based on Symantec's July 3, 1995 share price of US$28.25 and the median Wall Street analysts' estimate of Symantec's future earnings performance, Broadview concluded that Symantec Common Stock was not currently overvalued. Broadview did not undertake further analysis of the value of Symantec's Common Stock based on Symantec's internal projections of its future performance as such projections were not made available to Broadview.

    PRO FORMA POOLING MODEL ANALYSIS. Broadview conducted a detailed PRO FORMA merger analysis to calculate the EPS accretion/dilution of the PRO FORMA combined entity taking into consideration various financial effects expected to result from completion of the Transaction. This analysis relied upon certain financial and operating assumptions provided by Delrina's management and on publicly available data regarding Symantec. It also included cost savings assumptions developed jointly by Delrina's and Symantec's management and revenue enhancement assumptions developed by Delrina's management. Broadview and Delrina estimated Transaction-related reductions in Delrina's standalone operating expenses of 0% to 11.7%. These reductions were estimated to be partially realized as early as the December 1995 quarter and fully realized in the June 1996 quarter. Broadview and Delrina assumed synergies in the expense categories of cost of sales, advertising, cooperative marketing, trade shows, promotions, technical support, customer support, facilities, depreciation and other general and administrative expenses. Broadview considered acquisition expense estimates developed with Delrina's management. As these one-time charges do not materially influence critical or perceived value, they were not factored into the final valuation. The synergies Broadview assumed were material to this analysis. Based on management's "Base Case" forecast, PRO FORMA pooling analysis indicated EPS accretion (dilution) for the quarters ended December 1995 and March 1996 and the fiscal years ending March 31, 1996, 1997 and 1998 of (20.4)%, 14.2%, (31.3)%,
28.2% and 33.8%, respectively.

    FORECASTED SHARE PRICE ANALYSIS. The future share price analysis examines the discounted present value of forecasted share prices for Delrina on a stand-alone basis as compared to the portion of a share in the PRO FORMA combined company to be exchanged for each Delrina share. Based upon Delrina management's forecasted EPS and the median LTM P/E of Delrina's public company comparables of 26.1, Delrina's stand-alone implied future share price at the end of the fiscal years ending June 30, 1996, 1997 and 1998 was US$12.53, US$35.49 and US$45.15, respectively. The same analysis applied to the forecasted EPS of the PRO FORMA combined entity (based on Delrina management's "Base Case" forecast, estimates of potential synergies, publicly available information about Symantec, and applying the median LTM P/E multiple of the superset of the Delrina and Symantec peer groups of 27.8 to the combined entity) yielded implied future share prices for the combined entity at the end of the fiscal years ending March 31, 1996, 1997 and 1998 of US$22.83, US$53.46 and US$67.10,
respectively. Using a discount rate of 15.6% (derived from the Capital Asset Pricing Model), the present value of Delrina's projected share price was US$10.83, US$26.54 and US$29.20, respectively. Applying the same discount rate, the present value of 61% of the PRO FORMA combined entity's projected share price was US$12.49, US$25.29 and US$27.45, respectively.

    STOCK PERFORMANCE ANALYSIS. For comparative purposes, Broadview examined the historical volume and trading prices for Delrina Common Shares and Symantec Common Stock. Broadview examined the relative relationships between: (i) Symantec and Delrina actual stock prices from June 30, 1989 (Symantec's initial public offering) to June 30, 1995; (ii) Symantec and Delrina 30-day trading averages from May 1, 1995 to July 3, 1995; (iii) closing prices of Delrina, Symantec and the S&P 500 index from June 30, 1989 to July 3, 1995 (Delrina and Symantec share price indexed to 100 beginning on June 30, 1989); (iv) historical closing prices of Delrina, Symantec and a market weighted index of the ten public software companies viewed as comparable to Delrina (Delrina and Symantec share price indexed to 100 beginning on June 30, 1989); and (v) Delrina and Symantec total share volume from June 30, 1989 to June 30, 1995.

    TRANSACTION PREMIUMS PAID ANALYSIS. Premiums paid in comparable public seller transactions indicate the amount of consideration acquirers are willing to pay above the seller's equity market capitalization. In this analysis, the value of consideration paid in transactions where the acquirer used stock as the acquisition currency was computed using the buyer's stock price immediately prior to announcement. In all cases, the price of the selling company used for purposes of calculating the premium paid was the seller's share price 30 trading days prior to announcement. Broadview reviewed 17 transactions of public software companies from January 1, 1993 to the present. In reverse chronological order, the transactions used were the acquisition of (i) Frame Technology Inc. by Adobe Systems Inc.; (ii) Lotus Development Corp. by International Business Machines Corporation; (iii) Legent Corporation by Computer Associates International, Inc.; (iv) Trinzic Corporation by Platinum technology inc.; (v) Alias Research Inc. by Silicon Graphics Inc.; (vi) Wavefront Technologies Inc. by Silicon Graphics Inc.; (vii) Powersoft Corp. by Sybase Inc.; (viii) Intuit Inc. by Microsoft (not completed); (ix) KnowledgeWare, Inc. by Sterling Software Inc.; (x) The Ask Group Inc. by Computer Associates International, Inc.; (xi) PDA Engineering by Macneal-Schwendler Corp.; (xii) Software Toolworks Inc. by Pearson Plc; (xiii) Aldus Corp. by Adobe Systems Inc.; (xiv) SOFTIMAGE Inc. by Microsoft; (xv) Chipsoft Inc. by Intuit Inc.; (xvi) Cybertek Corp. by Policy Management Systems Corp.; and (xvii) Systems Center Inc. by Sterling Software Inc.

    Based upon Broadview's analysis of premiums paid in comparable transactions, Broadview found that premiums paid to seller's share price ranged from 21.0% to 103.2% with a median premium of 55.9%. Broadview observed that while the median premium exceeded the proposed Transaction's premium of 39% (calculated based on Symantec's July 3 closing price and the price of Delrina Common Shares 30 trading days prior to the announcement of the combination), the security analyst estimates for Delrina's performance for the fiscal quarter ending June 30, 1995 were significantly above management's recently revised internal estimates.

    The Delrina Board of Directors selected Broadview as its financial advisor on the basis of Broadview's reputation and experience in the information technology sector and the computer software industry in particular, as well as Broadview's historical relationship with Delrina. Pursuant to the terms of an engagement letter between Delrina and Broadview, the fees payable by Delrina to Broadview upon completion of the Transaction are calculated as 3% of the first US$10,000,000 of consideration received by Delrina's shareholders, 1% of the next US$90,000,000 and 0.75% of any additional consideration received, including contingent consideration. Broadview will be reimbursed by Delrina for certain of its expenses incurred in connection with its engagement. The terms of the fee arrangement with Broadview, which Delrina and Broadview believe are customary in transactions of this nature, were negotiated at arms' length between Delrina and Broadview, and the Delrina Board of Directors was aware of the nature of the fee arrangement, including the fact that a significant portion of the fees payable to Broadview is contingent upon completion of the Transaction.

    The above summary of the presentations by Broadview to Delrina's Board of Directors does not purport to be a complete description of such presentations or of all the advice rendered by Broadview. Broadview believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all analyses, could create an incomplete view of the process underlying the analyses set forth in Broadview's presentations to the Delrina Board of Directors and in the Broadview Opinion. In performing its analyses, Broadview made numerous assumptions with respect to software industry performance and general economic conditions, many of which are beyond the control of Symantec or Delrina. The analyses performed by Broadview are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

    In considering the recommendation of the Delrina Board of Directors with respect to the Transaction, shareholders of Delrina should be aware that certain officers and directors of Delrina have interests in the Transaction, including those referred to below, that presented them with potential conflicts of interest. The Delrina Board of Directors was aware of these potential conflicts and considered them along with the other matters described in "-- Reasons for the Transaction -- Delrina Reasons for the Transaction" and "-- Board Recommendations."

    EMPLOYMENT AND NONCOMPETITION AGREEMENTS

    Symantec and Dennis Bennie, Chairman and Chief Executive Officer of Delrina, have entered into an Employment and Noncompetition Agreement whereby Symantec has agreed to employ Mr. Bennie commencing on the Effective Date. Under this agreement, Mr. Bennie will serve as an Executive Vice President responsible for communications products, will receive an annual base salary of at least C$356,400, will participate in Symantec's management bonus program which provides for a bonus based on a target amount of 40% of base salary and will receive benefits similar to those provided by Symantec to other senior management. Under this agreement, Mr. Bennie has also agreed that for a period of two years (one year if Symantec terminates his employment without cause) from the Effective Time and for so long thereafter as he remains employed by Symantec, Mr. Bennie will not in the United States or Canada (i) own, manage, operate, sell, control or participate in a business that sells software substantially similar to or competitive with Delrina's fax, communications or forms software products, (ii) develop such software for certain named competitors of Symantec or (iii) hire or solicit Delrina or Symantec employees. Symantec may terminate Mr. Bennie's employment upon providing such notice or severance as is reasonable under Ontario law.

    Symantec has also entered into an Employment and Noncompetition Agreement with each of Mark Skapinker, President of Delrina and Albert Amato, Executive Vice President and Chief Technology Officer of Delrina with terms substantially similar to those of Mr. Bennie's agreement, except that each of these individuals will serve as a Vice President responsible for communications products, will receive an annual base salary of at least C$270,000 and will be eligible for a bonus based on a target amount of 25% of base salary pursuant to Symantec's management bonus program.

    APPOINTMENTS TO SYMANTEC BOARD OF DIRECTORS

    Effective upon the Effective Date, Dennis Bennie and Mark Skapinker will be appointed to the Symantec Board of Directors. Pursuant to the Combination Agreement, Symantec also has agreed to nominate Messrs. Bennie and Skapinker and solicit proxies for their re-election to the Symantec Board of Directors at the Symantec annual stockholders meeting to be held following the fiscal year ending March 31, 1996.

    INDEMNIFICATION OF DELRINA OFFICERS AND DIRECTORS

    The Combination Agreement provides that all rights to indemnification for Delrina employees, agents, directors and officers will survive the Arrangement and remain in full force and effect for at least six years from the Effective Time. Symantec has also agreed to maintain Delrina's directors' and officers' liability insurance for at least six years after the Effective Time and to enter into indemnity agreements, to take effect at the Effective Time, with Messrs. Bennie and Skapinker and with each person appointed to serve as an executive officer of Delrina immediately after the Effective Time.

TRANSACTION MECHANICS AND DESCRIPTION OF EXCHANGEABLE SHARES

    The following description is qualified in its entirety by reference to the full text of the Combination Agreement, which is attached as Annex B to this Joint Proxy Statement, and is incorporated herein by reference.

    THE ARRANGEMENT

    Pursuant to the terms of the Plan of Arrangement, at the Effective Time, Delrina will undergo a reorganization of capital whereby:

        (a) Delrina will amend its articles of incorporation to (i) delete the Delrina preference shares from the authorized share capital, (ii) replace the rights, privileges, restrictions and conditions attaching to the Delrina Common Shares with those set forth in Appendix A to the Plan of Arrangement and (iii) authorize an unlimited number of Exchangeable Shares and one Class A Preferred Share;

        (b) Delrina will issue one Class A Preferred Share to Symantec in exchange for one share of Symantec Common Stock;

        (c) each existing Delrina Common Share (other than Delrina Common Shares held by holders who have properly exercised their rights of dissent and are ultimately entitled to be paid fair value for their shares) will be exchanged for 0.61 of an Exchangeable Share; and

        (d) the one Class A Preferred Share held by Symantec will be exchanged for one Delrina Common Share.

As a result, immediately following the Effective Time, Delrina's outstanding capital stock will consist of one Delrina Common Share held by Symantec and the Exchangeable Shares held by the former holders of Delrina Common Shares.

    As noted above, at the Effective Time, each Delrina Common Share will automatically be exchanged for 0.61 of an Exchangeable Share. Enclosed with copies of this Joint Proxy Statement delivered to the registered holders of Delrina Common Shares is the Letter of Transmittal, which when duly completed and returned together with a certificate for Delrina Common Shares, will enable the holder to exchange such Delrina Common Shares for the number of Exchangeable Shares to which such holder is entitled. See "-- Procedures for Exchange of Share Certificates by Delrina Shareholders."

    The Exchangeable Shares are subject to adjustment or modification in the event of a stock split or other changes to the capital structure of Symantec so as to maintain the initial one-to-one relationship between the Exchangeable Shares and Symantec Common Stock.

    EXCHANGE AND CALL RIGHT

    Holders of the Exchangeable Shares will be entitled at any time following the Effective Time to retract (i.e. require Delrina to redeem) any or all such Exchangeable Shares owned by them and to receive an equivalent number of shares of Symantec Common Stock plus an additional amount equivalent to all declared and unpaid dividends on such Exchangeable Shares. Holders of the Exchangeable Shares may effect such retraction by presenting a certificate or certificates to Delrina or its transfer agent representing the number of Exchangeable Shares the holder desires to retract, together with a duly executed statement in the form of Schedule A to the Exchangeable Share Provisions or in such other form as may be acceptable to Delrina (the "Retraction Request") specifying the number of Exchangeable Shares the holder wishes to retract and the date upon which the holder desires to receive the Symantec Common Stock, which must be between five and ten business days after the request is received by Delrina (the "Retraction Date"), and such other documents as may be required to effect the retraction of the Exchangeable Shares.

    Upon receipt of the Exchangeable Shares, the Retraction Request and other required documentation from the holder thereof, Delrina must immediately notify Symantec of such Retraction Request. Symantec will thereafter have two business days in which to exercise its Retraction Call Right to purchase all of the Exchangeable Shares submitted by the holder thereof by the delivery of an equivalent number of shares of Symantec Common Stock plus an additional amount equivalent to the full amount of all declared and unpaid dividends on the Exchangeable Shares to the transfer agent for delivery to such holder on the Retraction Date. In the event Symantec determines not to exercise its

Retraction Call Right and provided that the Retraction Request is not revoked in accordance with the Exchangeable Share Provisions, Delrina is obligated to deliver to the holder the number of shares of Symantec Common Stock equal to the number of Exchangeable Shares submitted by the holder for retraction and payment of an additional amount equivalent to the full amount of all declared and unpaid dividends on such Exchangeable Shares by the Retraction Date.

    Subject to applicable law and the Redemption Call Rights of Symantec described below, seven years after the Effective Time or such later date as specified by the Delrina Board of Directors or such earlier date as specified by the Delrina Board of Directors if there are fewer than 500,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by Symantec and entities controlled by Symantec and subject to adjustments to such number of shares to reflect permitted changes to Exchangeable Shares) (the "Automatic Redemption Date"), Delrina must redeem all but not less than all of the then outstanding Exchangeable Shares in exchange for an equal number of shares of Symantec Common Stock, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Exchangeable Shares. Notwithstanding any proposed redemption of the Exchangeable Shares by Delrina, Symantec will have the overriding right to purchase unilaterally on the Automatic Redemption Date all but not less than all of the outstanding Exchangeable Shares in exchange for one share of Symantec Common Stock for each such Exchangeable Share, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Exchangeable Share. Delrina shall, at least 60 days before the Automatic Redemption Date, provide the registered holders of Exchangeable Shares with written notice of the proposed redemption of the Exchangeable Shares by Delrina. For a more detailed description of the Exchange Rights and the Call Rights in connection with the Exchangeable Shares see "THE COMPANIES AFTER THE TRANSACTION -- Delrina Share Capital -- Exchangeable Shares of Delrina," "-- Voting and Exchange Trust Agreement -- Exchange Rights" and "-- Call Rights."

    VOTING, DIVIDEND AND LIQUIDATION RIGHTS OF HOLDERS OF EXCHANGEABLE SHARES

    On the Effective Date, Symantec, Delrina and The R-M Trust Company will enter into the Voting and Exchange Trust Agreement in the form attached hereto as Annex F. Pursuant to the terms of the Voting and Exchange Trust Agreement, Symantec will on the Effective Date deposit with the Trustee the Voting Share, which will entitle the Trustee to a number of votes equal to the number of Exchangeable Shares outstanding from time to time that are not held by Symantec or entities controlled by Symantec. With respect to any matter as to which holders of shares of Symantec Common Stock are entitled to vote, each holder of an Exchangeable Share will have the right to instruct the Trustee as to the manner of voting for one of the votes comprising the Voting Share for each Exchangeable Share owned by such holder.

    Upon the occurrence of a Delrina Insolvency Event, holders of the Exchangeable Shares will have preferential rights to receive from Delrina one share of Symantec Common Stock for each Exchangeable Share they hold, plus an additional amount equivalent to the full amount of any declared and unpaid dividends on each such Exchangeable Share. In the event of a proposed Delrina Insolvency Event, Symantec will have the right to purchase all of the outstanding Exchangeable Shares from the holders thereof at the effective time of any such liquidation, dissolution, or winding up in exchange for one share of Symantec Common Stock for each such Exchangeable Share, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Exchangeable Share.

    Upon the occurrence of a Symantec Liquidation Event, in order for the holders of the Exchangeable Shares to participate on a pro rata basis with the holders of Symantec Common Stock, each holder of Exchangeable Shares will automatically receive in exchange therefor an equivalent number of shares of Symantec Common Stock, plus an additional amount equivalent to the full amount of any declared and unpaid dividends on such Exchangeable Shares. For a more detailed description of the Exchange Rights and the Call Rights in connection with the Exchangeable Shares see "THE COMPANIES AFTER THE TRANSACTION -- Delrina Share Capital -- Exchangeable Shares" and "-- Voting and Exchange Trust Agreement."

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
    SUPPORT AGREEMENT

    On the Effective Date, Symantec and Delrina will enter into a support agreement (the "Support Agreement") in the form attached hereto as Annex E, whereby Symantec will make certain covenants to Delrina regarding the Exchangeable Shares. In the Support Agreement Symantec will covenant as follows:
(i) Symantec will not declare or pay dividends on the Symantec Common Stock unless Delrina is able to and simultaneously pays an equivalent dividend on the Exchangeable Shares; (ii) Symantec will cause Delrina to declare and pay an equivalent dividend on the Exchangeable Shares simultaneously with Symantec's declaration and payment of dividends on the Symantec Common Stock; (iii) Symantec will advise Delrina in advance of the declaration of any dividend on the Symantec Common Stock and ensure that the declaration date, record date and payment date for dividends on the Exchangeable Shares are the same as that for the Symantec Common Stock; (iv) Symantec will take all actions and do all necessary things to ensure that Delrina is able to pay to the holders of the Exchangeable Shares the equivalent number of shares of Symantec Common Stock in the event of a liquidation, dissolution or winding-up of Delrina, a Retraction Request by a holder of Exchangeable Shares, or a redemption of Exchangeable Shares by Delrina; and (v) Symantec will not vote or otherwise take any action or omit to take any action causing the liquidation, dissolution or winding-up of Delrina.

    In order for Symantec to perform in accordance with the Support Agreement, Delrina must notify Symantec of the occurrence of certain events, such as the liquidation, dissolution or winding-up of Delrina, and Delrina's receipt of a Retraction Request from a holder of Exchangeable Shares. See "THE COMPANIES AFTER THE TRANSACTION -- Support Agreement."

    SYMANTEC'S RESTATED CERTIFICATE OF INCORPORATION

    Symantec's Restated Certificate of Incorporation, to be filed with the Secretary of State of the State of Delaware on the Effective Date, incorporates the terms of the proposed amendment, which increases the number of shares of Symantec Common Stock authorized for issuance from 70,000,000 to 100,000,000, creates a new class of stock, designated Special Voting Stock, and authorizes the issuance of the Voting Share. The Restated Certificate of Incorporation restates all other terms of Symantec's Certificate of Incorporation, including the rights, preferences and privileges attaching to the Symantec Common Stock and the Special Voting Stock. See "ADDITIONAL MATTERS FOR CONSIDERATION OF SYMANTEC STOCKHOLDERS -- Proposal No. 2 -- Approval of Amendment to Certificate of Incorporation."

    DELRINA OPTIONS

    At the Effective Time, Symantec will issue to each holder of a Delrina Option in exchange for such Delrina Option, Symantec Options as follows: each Delrina Option will be exchanged for a Symantec Option exercisable for a number of whole shares of Symantec Common Stock equal to the number of Delrina Common Shares subject to the Delrina Option at the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares, at an exercise price per share of Symantec Common Stock equal to the exercise price per share of such Delrina Option immediately prior to the Effective Time divided by the Exchange Ratio. Symantec will cause the Symantec Common Stock issuable upon exercise of the Symantec Options to be registered on Form S-8 promulgated by the SEC, and will use its best efforts to maintain the effectiveness of such registration statement for so long as such options remain outstanding.

THE COMBINATION AGREEMENT

    REPRESENTATIONS AND COVENANTS

    The Combination Agreement contains certain customary representations and warranties of each of Delrina and Symantec relating to, among other things, their respective organization, capital structures, qualification, operations, financial condition, intellectual property rights, compliance with necessary regulatory or governmental authorities and other matters, including their authority to enter into the Combination Agreement and to consummate the Transaction. Pursuant to the Combination Agreement, each party has covenanted that, until the earlier of the termination of the Combination Agreement or the Effective Time, it will maintain its business, it will not take certain actions outside the ordinary course without the other's consent and it will use its best efforts to consummate the Transaction. The parties have also agreed to advise each other of material changes and to provide the other with interim financial information. Further, the parties have agreed to apply for and use their best efforts to obtain all regulatory and other consents and approvals, and option and affiliate agreements, required for the consummation of the transactions contemplated by the Combination Agreement, to use their best efforts to effect the transactions contemplated by the Combination Agreement, including the preparation and mailing of this Joint Proxy Statement, and to provide the other party and their respective counsel with such information as they may reasonably request.
Symantec  additionally  agreed  (i)  that  all  rights  to  indemnification  for employees, agents, directors and officers of Delrina will survive the Arrangement and remain in full force and effect for at least six years from the Effective Time, (ii) to maintain all directors' and officers' liability insurance obtained by Delrina, and (iii) to enter into certain indemnity agreements. See "-- Interests of Certain Persons in the Transaction -- Indemnification of Delrina Officers and Directors." During the twelve month period following the Effective Date, Symantec has further agreed to provide to persons who were employees of Delrina prior to the Effective Date and remain employees of Symantec during that period, either benefits under Symantec's employee benefit plans or benefits substantially similar to the employee benefits offered by Delrina prior to the Effective Time. Symantec also agreed to list the Symantec Common Stock issued upon exchange of the Exchangeable Shares on the NNM, to cause the Exchangeable Shares to be listed on the TSE or other Canadian securities exchange on the Effective Date and to cause Delrina to continue its historic business or to use a significant portion of Delrina's business assets in a business.

    The Combination Agreement also provides that until the earlier of the Effective Time or the termination of the Combination Agreement, Delrina and its subsidiaries will not (and they will use their best efforts to ensure that none of their officers, directors, employees, agents, representatives or affiliates) directly or indirectly: (i) solicit, initiate or engage in discussions or negotiations with any person, encourage submission of any inquiries, proposals or offers by or take any other action intended or designed to facilitate the efforts of any person, other than Symantec, relating to the possible acquisition of Delrina or any of its subsidiaries or any material portion of its or their capital stock or assets by any person other than Symantec (an "Acquisition Proposal"); (ii) provide non-public information with respect to Delrina or any of its subsidiaries or afford access to the properties, books or records of Delrina or its subsidiaries to any person other than Symantec in connection with a possible Acquisition Proposal; (iii) make or authorize any statement, recommendation or solicitation in support of any possible Acquisition Proposal by any person other than Symantec; or (iv) enter into an agreement providing for a possible Acquisition Proposal. Notwithstanding the foregoing, prior to the Delrina Shareholders Meeting, Delrina and its directors are not prohibited from engaging in discussions or negotiations with a party concerning an unsolicited Acquisition Proposal, providing non-public information with respect to Delrina or any of its subsidiaries that has been provided to Symantec, or making any statement or recommendation in support of an Acquisition Proposal, in each case if Delrina's directors determine in good faith, based upon advice of outside legal counsel, that such actions are required in the exercise of the Delrina Board of Directors' fiduciary duties under applicable law and Delrina first notifies Symantec of such determination and provides Symantec with a copy of any Acquisition Proposal (or other written communication concerning a possible Acquisition Proposal) and copies of all documents containing or referring to non-public information of Delrina supplied to a third party. Delrina has agreed to promptly communicate to Symantec the specific terms of any offer or proposal to enter negotiations relating to an Acquisition Proposal that it may receive and the identity of the person making such offer or proposal.

    CONDITIONS TO CLOSING

    The Combination Agreement provides that the respective obligations of each party to complete the Transaction are subject to a number of conditions, including the following material conditions: (a) the Arrangement shall have been approved and adopted by the required vote of the holders of Delrina Common Shares; (b) the issuance of Symantec Common Stock upon the exchange of the Exchangeable Shares contemplated by the Combination Agreement shall have been approved by the holders of Symantec Common Stock; (c) all consents, including the Final Order, that are legally required for the consummation of the Transaction and the transactions contemplated by the Combination Agreement shall have occurred, been filed or been obtained; (d) no order, decree or ruling or statute, rule, regulation or order shall be threatened, enacted, entered or enforced by any governmental agency that prohibits or renders illegal the consummation of the Transaction; (e) there shall be no temporary restraining order, preliminary injunction, permanent injunction or other order preventing the consummation of the Transaction issued by any Canadian or U.S. federal, provincial or state court remaining in effect, nor shall any proceeding seeking any of the foregoing be pending; (f) the representations and warranties of the parties shall be true and correct in all material respects as of the Effective Time as though made at and as of the Effective Time; (g) the parties shall have performed in all material respects all agreements and covenants to be performed by them under the Combination Agreement; (h) there shall not have been any event or change that has an effect on either of the parties that is materially adverse to such party's condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects (not including effects resulting from changes in general economic conditions or conditions generally affecting the personal computer application software industry or a decline in Delrina's consolidated gross sales revenues for the quarter ending September 30, 1995 to the extent such decline is reasonably attributable to Delrina's failure to ship the WinFax for Windows 95 product and compatible products prior to September 30, 1995) ("Material Adverse Effect");
(i) the parties shall have received legal opinions dated as of the Closing Date as to matters customary to transactions of the type contemplated by the Combination Agreement; (j) the parties shall have received a letter from Ernst & Young LLP to the effect that the Transaction will qualify for pooling of interests accounting treatment under U.S. GAAP; (k) Dennis Bennie and Mark Skapinker shall have been appointed to the Symantec Board of Directors (a condition precedent to Delrina's obligations only); (l) holders of no more than 3.5% of the Delrina Common Shares shall have notified Delrina of their intention to dissent from the Arrangement and the transactions contemplated thereby (a condition precedent to Symantec's obligations only); (m) Delrina shall have received tax opinions dated as of the Closing Date as to certain United States and Canadian tax consequences of the Transaction (a condition precedent to Delrina's obligations only) and (n) Delrina shall have made, on or before November 15, 1995, the first customer shipment in commercial volumes to retail sales channels of its WinFax for Windows 95 product in conformance with Delrina's customary quality standards and procedures for the release of new products (a condition precedent to Symantec's obligations only).

    TERMINATION

    The Combination Agreement may be terminated by mutual agreement of the parties at any time prior to the Effective Time. Also, either party may terminate the Combination Agreement prior to the Effective Time if: (i) there has been a material breach of any representation, warranty, covenant or agreement contained in the Combination Agreement on the part of the other party, and such breach has not been cured within 15 business days after notice thereof;
(ii) all conditions for closing the Transaction have not been satisfied or waived by November 30, 1995 (other than as a result of a breach by the terminating party, or in the case of termination by Delrina, other than as a result of a breach by certain Delrina Shareholders of the Delrina Affiliate Agreements or Stock Option Agreements, or in the case of either party, other than as a result of a breach by its affiliates of the Affiliate Agreements);
(iii) any required approval of the shareholders of Delrina or the stockholders of Symantec shall not have been obtained; or (iv) the conditions to either party's obligations to close shall have become impossible to satisfy or if any permanent injunction or other order of a court or other competent authority preventing the Transaction shall have become final or non-appealable.

    The Combination Agreement may be terminated by Symantec if: (i) the Delrina Board of Directors exercises its right to engage in discussions or negotiations with or furnish information to a third party in connection with an Acquisition Proposal or makes any recommendation to the Delrina shareholders against the Arrangement or in support of an Acquisition Proposal (an "Acquisition Proposal Termination"); or (ii) the Symantec Board of Directors determines, in good faith, based on the advice of outside legal counsel, that it is required by its fiduciary duties to recommend to the Symantec stockholders that they vote against the issuance of Symantec Common Stock issuable upon exchange of the Exchangeable Shares and in favor of an alternative transaction (a) in which a third party is to acquire Symantec and which requires that Symantec terminate the Combination Agreement as a condition of the consummation of such transaction or (b) which the Board of Directors states to the Symantec stockholders prior to the Symantec Stockholders Meeting is mutually exclusive with respect to the Arrangement, provided that the consideration for such transaction is in excess of US$150 million (each an "Inconsistent Transaction" and the termination of the Combination Agreement under such circumstances an "Inconsistent Transaction Termination"). The Combination Agreement may be terminated by Delrina if the Delrina Board of Directors determines, in good faith, based on the advice of outside legal counsel, that it is required by its fiduciary duties to recommend to the Delrina shareholders that they vote against the Arrangement and approve instead an Acquisition Proposal that the Delrina Board of Directors has determined, based on the advice of outside financial advisors, is financially more favorable to the Delrina shareholders than the Arrangement and is the subject of a firm written offer from a third party that is capable of consummating such Acquisition Proposal (a "Superior Proposal Termination").

    In the event the Combination Agreement is terminated (a) by either party as a result of the failure of Delrina's shareholders to approve the Arrangement;
(b) by Symantec pursuant to an Acquisition Proposal Termination; or (c) by Delrina pursuant to a Superior Proposal Termination, then Delrina shall promptly pay to Symantec a fee of US$12 million. If the Combination Agreement is so terminated, and Delrina enters into an agreement regarding an Acquisition Proposal or consummates an Acquisition Proposal before the later of July 5, 1996 or six months after the date of such termination, Delrina shall, within two business days after the consummation of any such Acquisition Proposal, pay to Symantec the additional sum of US$8 million. Symantec is not entitled to receive any such payment if it is in breach of the Combination Agreement or its stockholders have disapproved the issuance of Common Stock issuable upon exchange of the Exchangeable Shares.

    In the event the Combination Agreement is terminated (a) by either party as a result of the failure of Symantec's stockholders to approve the issuance of Symantec Common Stock issuable upon the exchange of the Exchangeable Shares; or
(b) by Symantec pursuant to an Inconsistent Transaction Termination, then Symantec shall promptly pay to Delrina a fee of US$12 million. If Symantec terminates the Combination Agreement pursuant to an Inconsistent Transaction Termination and Symantec consummates such an Inconsistent Transaction before the later of July 5, 1996 or six months after the date of such termination, Symantec shall, within two business days after the consummation of any such Inconsistent Transaction, pay to Delrina the additional sum of US$8 million. Delrina is not entitled to receive any such payment if it is in breach of the Combination Agreement or its shareholders have disapproved the Arrangement.

    Upon any termination of the Combination Agreement resulting in a payment by Delrina to Symantec, or by Symantec to Delrina, under the circumstances described above, such payment shall be the exclusive remedy of the terminating party.

OTHER AGREEMENTS

    AFFILIATES AGREEMENTS

    Delrina and Symantec have entered into agreements (the "Delrina Affiliates Agreements") with each of the Delrina Affiliates, pursuant to which such persons have agreed to vote their Delrina Common Shares in favor of approval of the Combination Agreement and the Transaction and against approval of any proposal made in opposition to or in competition with consummation of the Arrange-
ment. The Delrina Affiliates have also agreed that they will not, directly or indirectly, encourage any offer from any person concerning the possible disposition of all or any portion of Delrina's business, assets, or capital stock by merger, sale or other means in contravention of the Combination
Agreement. Each Delrina Affiliate has further agreed that he will not participate in any proxy solicitation for the purpose of opposing or competing with the consummation of the Arrangement, initiate a Delrina shareholder vote or action by consent of Delrina's shareholders in opposition to or in competition with the consummation of the Arrangement; or become a member of a "group" (as defined in Section 13(d) of the Exchange Act) for the purpose of opposing or competing with the consummation of the Arrangement. Each Delrina Affiliate has agreed that he will not sell, transfer, encumber or otherwise dispose of any Delrina Common Shares, Delrina Options, Exchangeable Shares, Symantec Common Stock exchangeable therefor, Symantec Options, Symantec Common Stock acquired thereby, or any securities that may be paid as a dividend thereon, or with respect thereto in the thirty day period preceding the Effective Time and after the Effective Time until Symantec shall have publicly released a press release summarizing its first quarterly financial statements that include at least thirty days of combined operating results of Symantec and Delrina.

    In addition, the Delrina Affiliates have agreed that they will not sell, pledge or otherwise dispose of any Exchangeable Shares or Symantec Common Stock received for the Exchangeable Shares, Symantec Options, Symantec Common Stock acquired thereby or any securities paid as a dividend thereon or with respect thereto unless: (a) such transaction is permitted pursuant to the provisions of Rule 145(d) under the Securities Act; (b) with respect to a sale of Exchangeable Shares in the United States, counsel representing the Delrina Affiliate shall have advised Symantec in a written opinion letter reasonably satisfactory to Symantec and to Symantec's counsel, and upon which Symantec and its counsel may rely, that no registration under the Securities Act would be required in connection with the proposed sale in the United States; (c) an authorized representative of the SEC shall have rendered written advice to the Delrina Affiliate to the effect that the SEC would take no action or that the staff of the SEC would not recommend that the SEC take action, with respect to the proposed sale; or (d) a registration statement on Form S-3 under the Securities Act covering the transaction shall have been filed with the SEC and made effective under the Securities Act.

    Delrina and Symantec have also entered into agreements (the "Symantec Affiliates Agreements") with each of the Symantec Affiliates, pursuant to which ten such persons (all Symantec Affiliates except Messrs. Derek Witte, Ted Schlein and Mark Bailey and Ms. Ellen Taylor) have agreed with Delrina to vote their Symantec Common Stock in favor of approval of the Combination Agreement and against approval of any proposal made in opposition to or in competition with consummation of the Arrangement. These ten Symantec Affiliates have also agreed that they will not, directly or indirectly, encourage any offer from any person concerning the possible disposition of all or any portion of Symantec's business, assets or capital stock by merger, sale or other means in contravention of the Combination Agreement. Each such Symantec Affiliate has further agreed that he or she will not participate in any proxy solicitation for the purpose of opposing or competing with the consummation of the Arrangement, initiate a Symantec stockholder vote in opposition to or in competition with the consummation of the Arrangement, or become a member of a "group" (as defined in Section 13(d) of the Exchange Act) for the purpose of opposing or competing with the consummation of the Arrangement. Only ten of the Symantec Affiliates agreed to such provisions with Delrina because Rule 14a-2(b)(2) promulgated under the Exchange Act requires that a solicitation made by someone other than a registrant to no more than ten stockholders is not subject to the proxy rules. All of the Symantec Affiliates have agreed that they will not sell or otherwise dispose of any Symantec securities for thirty days prior to the Effective Time and until such time after the Effective Time as Symantec shall have publicly released a press release summarizing its first quarterly financial statements that include at least thirty days of combined operating results of Symantec and Delrina.

    STOCK OPTION AGREEMENTS

    Symantec has entered into agreements (the "Stock Option Agreements") with each of Messrs. Bennie, Skapinker and Amato (each a "Delrina Principal Shareholder"), owning in the aggregate 2,327,945 Delrina Common Shares, representing approximately 10.4% of the outstanding Delrina Common Shares, pursuant to which each such person has granted an option to Symantec to purchase up to 50% of the Delrina Common Shares held by such person as of the date of the Stock Option Agreement and up to 50% of any Delrina Common Shares thereafter acquired at a purchase price of US$17.00 per share. Symantec may exercise these options (in whole or part) if any of the following occurs: (i) any person (other than Symantec or any of its subsidiaries) shall have commenced, or shall have filed a registration statement under the Securities Act with respect to, a tender offer or exchange offer to purchase any Delrina Common Shares such that, upon consummation of such offer, such person would own or control 30% or more of the then outstanding Delrina Common Shares; (ii) Delrina or any of its subsidiaries shall have authorized, recommended, proposed, or publicly announced an intention to authorize, recommend, or propose, or entered into, an agreement with any person (other than Symantec or any subsidiary of Symantec) to (A) effect a merger, consolidation, or similar transaction involving Delrina or any of its subsidiaries, (B) sell, lease, or otherwise dispose of any material portion of the consolidated assets of Delrina or its subsidiaries, or (C) issue, sell, or otherwise dispose of (including by way of merger, consolidation, share exchange, or any similar transaction) securities (or options, rights, or warrants to purchase, or securities convertible into, such securities) representing 5% or more of the voting power of Delrina or any of its subsidiaries; (iii) any person (other than Symantec or any subsidiary of Symantec) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 30% or more of the then outstanding Delrina Common Shares; (iv) the holders of Delrina Common Shares shall not have approved the Arrangement at the Delrina Shareholders Meeting or such meeting shall have been canceled, in each case after any person (other than Symantec or any subsidiary of Symantec) shall have publicly announced a proposal, or publicly disclosed an intention to make a proposal, to engage in any transaction described in clauses (i), (ii), or
(iii) above; (v) the Delrina Board of Directors shall have withdrawn or modified in a manner materially adverse to Symantec the recommendation of the Delrina Board of Directors referred to in the Combination Agreement that the holders of the Delrina Common Shares approve the Arrangement; (vi) Delrina shall have terminated the Combination Agreement pursuant to a Superior Proposal Termination; or (vii) the Delrina Principal Shareholder shall have breached any of his obligations under the Stock Option Agreement or the Affiliate Agreement executed by such person.

COURT APPROVAL OF THE ARRANGEMENT AND COMPLETION OF THE TRANSACTION

    An arrangement of a corporation under the OBCA requires approval by both the Court and the shareholders of the subject corporation. Prior to the mailing of this Joint Proxy Statement, Delrina obtained the Interim Order providing for the calling and holding of the Delrina Shareholders Meeting and other procedural matters. A copy of the Interim Order is attached hereto as Annex C. The Notice of Application for the Final Order appears at the front of this Joint Proxy Statement.

    Subject to the approval of the Arrangement by the Delrina shareholders at the Delrina Shareholders Meeting, the hearing in respect of the Final Order is scheduled to take place on November 21, 1995 at 10:00 a.m. (Toronto time) in the Court at 145 Queen Street West, Toronto, Ontario. All Delrina shareholders who wish to participate or be represented or to present evidence or arguments at that hearing must serve and file a notice of appearance as set out in the Notice of Application for the Final Order and satisfy any other requirements. At the hearing of the Application in respect of the Final Order, the Court will consider, among other things, the fairness and reasonableness of the Arrangement. The Court may approve the Arrangement as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit.

    Assuming the Final Order is granted and the other conditions to the Combination Agreement are satisfied or waived, it is anticipated that the following will occur substantially simultaneously: Articles of Arrangement will be filed with the Director under the OBCA to give effect to the Arrangement, the Support Agreement and the Voting and Exchange Trust Agreement will be executed and delivered, and the various other documents necessary to consummate the transactions contemplated under the Combination Agreement will be executed and delivered.

    Subject to the foregoing, it is presently anticipated that the Effective Time will occur on or about November 22, 1995.

ANTICIPATED ACCOUNTING TREATMENT

    The Arrangement is anticipated to be accounted for using the pooling of interests method of accounting under U.S. GAAP. Under the pooling of interests method of accounting, the assets, liabilities and shareholders' equity and the operating results of Delrina and Symantec will be carried forward by Symantec at their recorded amounts. No recognition of goodwill in the combination is required of either Symantec or Delrina.

    Delrina and Symantec have entered into affiliates agreements with each Delrina Affiliate and Symantec Affiliate. See "-- Other Agreements -- Affiliates Agreements." Such agreements relate to the ability of Symantec to account for the Transaction as a pooling of interests under U.S. GAAP.

PROCEDURES FOR EXCHANGE OF SHARE CERTIFICATES BY DELRINA SHAREHOLDERS

    Enclosed with copies of this Joint Proxy Statement delivered to the registered Canadian holders of Delrina Common Shares is a Letter of Transmittal which, when duly completed and returned together with a certificate for Delrina Common Shares, shall enable each Delrina shareholder to exchange such Delrina Common Shares for that number of Exchangeable Shares equal to the number of Delrina Common Shares held by such shareholder multiplied by the Exchange Ratio. U.S. holders of Delrina Common Shares will receive a Letter of Transmittal in a separate mailing. See "Transaction Mechanics and Description of Exchangeable Shares."

    No certificates representing fractional Exchangeable Shares will be issued. In lieu of fractional Exchangeable Shares, each holder of a Delrina Common Share who would otherwise be entitled to receive a fraction of an Exchangeable Share shall be paid by Delrina an amount of cash (rounded to the nearest whole cent) equal to the Canadian Dollar Equivalent product of (i) such fraction, multiplied by (ii) the average closing price of the Symantec Common Stock on the NNM for the ten trading days ended on the last trading date prior to the Effective Time.

    Any use of the mails to transmit a certificate for Delrina Common Shares and a related Letter of Transmittal is at the risk of the Delrina shareholder. If these documents are mailed, it is recommended that registered mail, with return receipt requested, properly insured, be used.

    If the Arrangement proceeds and the Transaction is completed, certificates representing the appropriate number of Exchangeable Shares issuable to a former holder of Delrina Common Shares who has complied with the procedures set out above, together with a check in the amount, if any, payable in lieu of fractional Exchangeable Shares will, as soon as practicable after the later of the Effective Date and the date of receipt of a certificate for Delrina Common Shares and a related Letter of Transmittal, be (a) forwarded to the holder at the address specified in the Letter of Transmittal by first class mail or (b) made available at the offices of The R-M Trust Company for pick-up by the holder, if requested by the holder in the Letter of Transmittal.

    If the Arrangement does not proceed, all certificates representing Delrina Common Shares transmitted with a related Letter of Transmittal will be returned to Delrina shareholders.

    Where a certificate for Delrina Common Shares has been destroyed, lost or mislaid, the registered holder of that certificate should immediately contact The R-M Trust Company regarding the issuance of a replacement certificate upon the holder satisfying such requirements as may be imposed by Delrina in connection with issuance of the replacement certificate.

STOCK EXCHANGE LISTINGS

    EXCHANGEABLE SHARES

    The TSE has accepted notice of the proposed Arrangement and has conditionally approved the listing and posting for trading of the Exchangeable Shares on the Effective Date. There is no current intention to list the Exchangeable Shares on any other stock exchange in Canada or the United States.

    SYMANTEC COMMON STOCK

    The Nasdaq Stock Market has received notice for the listing of the additional shares of Symantec Common Stock issuable from time to time in exchange for the Exchangeable Shares. There is no current intention to list the Symantec Common Stock on any other stock exchange in Canada or the United States.

ELIGIBILITY FOR INVESTMENT IN CANADA

    EXCHANGEABLE SHARES

    The Exchangeable Shares, provided they are listed on a prescribed stock exchange in Canada (which currently includes the TSE): (a) will not be foreign property under the Canadian Tax Act for trusts governed by registered pension plans, registered retirement savings plans, registered retirement income funds and deferred profit sharing plans or for certain other tax-exempt persons; and
(b) will be qualified investments under the Canadian Tax Act for trusts governed by registered retirement savings plans, registered retirement income funds and deferred profit sharing plans. Delrina has applied for listing of the Exchangeable Shares on the TSE and Symantec has indicated that it intends to use its best efforts to cause Delrina to maintain such listing. In certain other circumstances, the Exchangeable Shares will be qualified investments even if the shares are not listed.

    VOTING RIGHTS AND EXCHANGE RIGHTS

    The Voting Rights and the Exchange Rights will not be qualified investments and will be foreign property under the Canadian Tax Act. However, as indicated under "INCOME TAX CONSIDERATIONS TO DELRINA SHAREHOLDERS -- Canadian Federal Income Tax Considerations to Delrina Shareholders -- Shareholders Resident in Canada," Delrina is of the view that the fair market value of these rights is nominal.

    SYMANTEC COMMON STOCK

    The Symantec Common Stock will be a qualified investment under the Canadian Tax Act for trusts governed by registered retirement savings plans, registered retirement income funds and deferred profit sharing plans provided such shares remain listed on the NNM or another prescribed stock exchange. The Symantec Common Stock will be foreign property under the Canadian Tax Act.

REGULATORY MATTERS

    The Transaction is subject to the premerger filing requirements of the HSR Act, and on July 13, 1995, Symantec and Delrina made premerger filings under the HSR Act with the Federal Trade Commission ("FTC") and the Antitrust Division of the Department of Justice. On August 7, 1995, the FTC notified Symantec and Delrina that their respective requests for early termination of the waiting period under the HSR Act had been granted and that the waiting period had been terminated.

RESALE OF EXCHANGEABLE SHARES AND SYMANTEC COMMON STOCK RECEIVED IN THE TRANSACTION

    UNITED STATES

    The issuance of Exchangeable Shares to holders of Delrina Common Shares will not be registered under the Securities Act. Such shares will be issued in reliance upon the exemption available pursuant to Section 3(a)(10) of the Securities Act. Section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have the right to appear. The

Court is authorized to conduct a hearing to determine the fairness of the terms and conditions of the Arrangement, including the proposed issuance of securities in exchange for other outstanding securities. The Court entered the Interim Order on October 6, 1995 and subject to the approval of the Arrangement by the Delrina shareholders, a hearing on the fairness of the Arrangement will be held on November 21, 1995 by the Court. See "-- Court Approval of the Arrangement and Completion of the Transaction." Symantec and Delrina believe that the issuance by Delrina of the Exchangeable Shares in exchange for the Delrina Common Shares is exempt under Section 3(a)(10) and that they will receive a letter from the SEC confirming that the staff of the SEC will not recommend any enforcement action to the SEC if Delrina issues the Exchangeable Shares in exchange for the Delrina Common Shares in reliance upon such exemption.

    The Exchangeable Shares will be freely transferable under U.S. federal securities laws, except that Exchangeable Shares received by persons who are deemed to be "affiliates" (as such term is defined under the Securities Act) of Delrina prior to the Transaction may be resold by them only in transactions permitted by the resale provisions of Rule 145(d)(1), (2), or (3) promulgated under the Securities Act or as otherwise permitted under the Securities Act. Rule 145(d)(1) generally provides that "affiliates" of either Delrina or Symantec may not sell securities of Symantec received in the Arrangement unless pursuant to an effective registration statement or unless pursuant to the volume, current public information, manner of sale and timing limitations of Rule 144. These limitations generally require that any sales made by an affiliate in any three-month period not exceed the greater of 1% of the outstanding shares of Symantec or the average weekly trading volume over the four calendar weeks preceding the placement of the sell order and that such sales be made in unsolicited, open market "brokers transactions." Rules
145(d)(2) and (3) generally provide that the foregoing limitations lapse for non-affiliates of Symantec after a period of two or three years, respectively, depending upon whether certain currently available information continues to be available with respect to Symantec. Persons who may be deemed to be affiliates of an issuer generally include individuals or entities that control, are controlled by, or are under common control with, such issuer and may include certain officers and directors of such issuer as well as principal shareholders of such issuer.

    Delrina and Symantec have entered into affiliates agreements with each of the Delrina Affiliates restricting such persons in connection with the requirements for pooling of interests accounting treatment (see "-- Anticipated Accounting Treatment") and restricting the sale, pledge, or other disposal of Exchangeable Shares, Symantec Options, Symantec Common Stock acquired thereby or any securities paid as a dividend thereon or with respect thereto. See "-- Other Agreements -- Affiliates Agreements."

    The issuance of shares of Symantec Common Stock from time to time in exchange for the Exchangeable Shares will be registered under the Securities Act. As a result of such registration, the shares of Symantec Common Stock issued from time to time in exchange for the Exchangeable Shares will be freely transferable under U.S. federal securities laws, except that shares of Symantec Common Stock received by persons who are deemed to be "affiliates" of Symantec may be resold by them only in transactions in compliance with the current public information, volume, manner of sale and notice limitations of Rule 144.

    CANADA

    Symantec and Delrina have applied for rulings or orders of certain provincial securities regulatory authorities in Canada to permit the issuance to Delrina shareholders of the Exchangeable Shares and to permit resale of the Exchangeable Shares in such provinces without restriction by a shareholder other than a "control person," provided that no unusual effort is made to prepare the market for any such resale or to create a demand for the securities which are the subject of any such resale and no extraordinary commission or consideration is paid in respect thereof. Applicable Canadian securities legislation provides a rebuttable presumption that a person or company is a control person in relation to an issuer where the person or company alone or in combination with others holds more than 20% of the outstanding voting securities of the issuer. Upon completion of the Arrangement,

Delrina will continue to be a reporting issuer in Ontario. Delrina has also applied for certain exemptions from statutory financial and other reporting requirements in Ontario on the condition that Symantec files with the Ontario Securities Commission copies of certain of its reports filed with the SEC and that holders of Exchangeable Shares receive certain materials that are sent to holders of Symantec Common Stock.

    Symantec and Delrina have also applied for rulings or orders of certain provincial securities regulatory authorities in Canada to permit the issuance of Symantec Common Stock to holders of Exchangeable Shares, and to permit the resale of Symantec Common Stock by such holders without the requirement of filing a prospectus.

                      THE COMPANIES AFTER THE TRANSACTION

THE COMBINATION -- GENERAL

    Upon completion of the Transaction, the parent company of the combined entity will be Symantec Corporation, it will continue to be a corporation governed by the DGCL and its principal executive office will continue to be located at 10201 Torre Avenue, Cupertino, California 95014-2132 (telephone number (408) 253-9600). Symantec will own all of the voting securities of Delrina. After the Effective Time, Delrina will continue to be a corporation governed by the OBCA, and its registered office will continue to be located at 500-2 Park Center, Toronto, Ontario M3C 1W3 (telephone number (416) 441-3676).

MANAGEMENT

    DIRECTORS AND OFFICERS

    Pursuant to the Combination Agreement, effective upon completion of the Transaction, Symantec's Board of Directors will be increased to eight members, six of whom are current directors of Symantec and two of whom are current directors of Delrina.

    The following persons are expected to serve as directors and/or executive officers of Symantec following the Effective Time.

            NAME                                         TITLE
----------------------------  ------------------------------------------------------------
Gordon E. Eubanks, Jr.        President, Chief Executive Officer, and Director
Robert R. B. Dykes            Executive Vice President, Worldwide Operations and Chief
                               Financial Officer
Dennis Bennie                 Executive Vice President and Director
John C. Laing                 Executive Vice President, Worldwide Sales
Eugene Wang                   Executive Vice President, Applications and Development Tools
Mark Bailey                   Senior Vice President -- Business Development
Ted Schlein                   Vice President, Enterprise Solutions
Derek Witte                   Vice President and General Counsel
Carl D. Carman                Chairman of the Board and Director
Charles M. Boesenberg         Director
Walter W. Bregman             Director
Robert S. Miller              Director
Mark Skapinker                Director
Leslie L. Vadasz              Director

    Management of Delrina will be selected by Symantec in its sole discretion following the Transaction.

    Further information concerning the individuals listed above may be found under the headings "INFORMATION CONCERNING DELRINA -- Directors and Management" and "INFORMATION CONCERNING SYMANTEC -- Directors and Management."

    COMMITTEES OF THE SYMANTEC BOARD OF DIRECTORS

    Symantec's Compensation Committee consists of Carl D. Carman and Leslie L. Vadasz. Symantec's Audit Committee consists of Walter W. Bregman and Robert S. Miller. Symantec currently has no plans to alter the composition of these committees.

PLANS AND PROPOSALS

    The proposed business and marketing strategy of the combined company is not expected to make any significant changes in the way that the combined company approaches the various segments of the software market addressed by the combined company's products, but rather to utilize the strengths of each company's existing marketing efforts. The combined marketing strategy is expected to include the use of major distributors and traditional resellers, as well as a corporate sales force and a network of value-added resellers. The combined company will also continue to pursue original equipment manufacturer ("OEM") contracts with computer systems and components manufacturers.

    After the Transaction, it is expected that Delrina's corporate headquarters and Symantec's Canadian sales operations will be combined in a single facility in Toronto. Similarly, it is expected that Delrina's facilities in San Jose, California will be consolidated with nearby Symantec facilities, but the exact nature of that consolidation has not been finalized. Symantec expects to significantly curtail or eliminate Delrina's administrative activities by providing most of the administrative functions for Delrina. It is also expected that each company's international operations would be combined into a single organization, with most Delrina facilities being closed and European technical support and headquarters functions being relocated from London, England to Leiden, Holland. The number of people employed by Delrina will likely decrease from approximately 760 to approximately 550 as a result of the Transaction; although it is also expected that some additional positions will be added at a later time as the combined company makes further investments in research and development efforts.

    Following the Transaction, Mark Skapinker and Dennis Bennie will become members of Symantec's Board of Directors. It is also expected that Mr. Bennie will become an Executive Vice President of Symantec, with managerial responsibility for the combined company's communications, forms, consumer and services products. It is expected that Messrs. Skapinker and Amato will continue to report to Mr. Bennie.

    Following the Transaction, it is expected that certain changes will be made to restructure the combined company's product groups to attempt to make them operate more efficiently and capitalize on product synergies. Symantec's pcANYWHERE product group is expected to remain in its current location in New York, and work with Delrina's communications products group as a single communications products group to be managed by Mr. Bennie.

    It is expected that Symantec will maintain its current customer support and technical support operations located in Eugene, Oregon as well as Delrina's customer support and technical support operations located in Toronto. Both of these operations and the combined operation in Lieden, Holland is expected to be managed by Dana Siebert, Symantec's Vice President, Support and Services.

    It is expected that the sales organizations of the combined company will be managed by John Laing, Symantec's Executive Vice President, Worldwide Sales, and that the marketing organizations will be managed by Steve Dewitt, Symantec's Vice President, Marketing. It is expected that marketing development and management positions will be centralized in Symantec's Cupertino, California facilities as part of the combined company's core marketing organization.

    It is anticipated that the consolidation and restructuring referred to above will result in cost savings in the existing operations of Delrina. This is not likely to result in overall savings to the combined company as such cost savings would be reallocated to areas which will support the company's overall growth. It is expected that general and administrative, marketing and desktop sales expenses will decrease, but will be offset by increased expenses for research and development, enterprise sales and technical support. This reallocation of resources is expected to occur over the first two quarters following completion of the Transaction. No assurance can be given that the companies will be able to effect the consolidations and restructurings in this fashion or that such reallocation will be achieved or will be achieved in a reasonable time frame. Actual results will depend upon the specific restructuring steps undertaken by Symantec's Board of Directors in its discretion, exercised after the Effective Time and in the circumstances then existing. In addition, notwithstanding that such reallocation may be achieved, there can be no assurance that such restructuring steps will not also result in a decrease in revenues and profits or that any such reallocations will ultimately result in revenue growth or profits for the combined company. Revenue and profits are also dependent upon numerous conditions, some of which are beyond the control of the combined company, including technological changes, consumer and business acceptance of Windows 95, pricing trends and competition. See "RISK FACTORS -- Uncertain Benefits of the Transaction; Risks of Integration."

PRINCIPAL HOLDERS OF SECURITIES

    Had the Transaction been consummated on September 30, 1995, no proposed director or executive officer of Delrina would beneficially own more than 5% of the Symantec Common Stock. Had the Transaction occurred on September 30, 1995, no director or officer of Symantec would beneficially own more than 5% of the Symantec Common Stock.

    To the knowledge of Symantec and its directors and officers, other than as disclosed in the security ownership table of certain beneficial owners and management of Symantec, there are no persons who, had the Transaction occurred on September 30, 1995, would beneficially own, directly or indirectly, or exercise control or direction over, in excess of 5% of the Symantec Common Stock. See "INFORMATION CONCERNING SYMANTEC -- Security Ownership of Certain Beneficial Owners and Management." With respect to Delrina, to its knowledge and to the knowledge of its directors and officers, there are no persons who, had the Transaction occurred on September 30, 1995, would beneficially own, directly or indirectly, or exercise control or direction over, in excess of 5% of the Symantec Common Stock.

    See "INFORMATION CONCERNING DELRINA -- Principal Holders of Voting Securities" and "-- Directors and Management" and "INFORMATION CONCERNING SYMANTEC -- Security Ownership of Certain Beneficial Owners and Management" for information with respect to securities of Delrina and Symantec currently owned by certain directors and officers.

SYMANTEC SHARE CAPITAL

    In the event of the consummation of the Transaction, the share capital of the resulting combined company will be as described below.

    The Symantec Restated Certificate of Incorporation currently authorizes 70,000,000 shares of Symantec Common Stock and 1,000,000 shares of Symantec Preferred Stock. If the proposal amending the Certificate of Incorporation is approved at the Symantec Stockholders Meeting, the Symantec Certificate will authorize 100,000,000 shares of Symantec Common Stock, 1,000,000 shares of Symantec Preferred Stock and one share of Special Voting Stock.

    SYMANTEC COMMON STOCK

    Shares of Symantec Common Stock have a par value of US$0.01 per share. The holders of Symantec Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Cumulative voting for the election of directors is not authorized by Symantec's Restated Certificate of Incorporation. The holders of Symantec Common Stock are entitled to receive such dividends as may be declared by the Symantec Board of Directors out of funds legally available therefor and are entitled upon any liquidation, dissolution or winding-up of Symantec to receive rateably the net assets of Symantec available for distribution. No pre-emptive rights, conversion rights, redemption rights or sinking fund provisions are applicable to the Symantec Common Stock, and there are no dividends in arrears on defaults.

    SYMANTEC PREFERRED STOCK

    Shares of Symantec Preferred Stock have a par value of US$0.01 per share. One million shares of Preferred Stock are authorized, and no shares are issued and outstanding. The Symantec Board of Directors is authorized to provide for the issuance of shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

    SYMANTEC SPECIAL VOTING STOCK

    A single share of Symantec Special Voting Stock will be authorized for issuance and a single share will be outstanding having a par value of US$1.00 per share. Except as otherwise required by law or the Symantec Restated Certificate of Incorporation, the Voting Share will possess a number of votes equal to the number of outstanding Exchangeable Shares from time to time not owned by Symantec or any entity controlled by Symantec for the election of directors and on all other matters submitted to a vote of stockholders of Symantec. The holders of Symantec Common Stock and the holder of the Voting Share will vote together as a single class on all matters, except as may be required by applicable law. In the event of any liquidation, dissolution or winding-up of Symantec, the holder of the Voting Share will not be entitled to receive any assets of Symantec available for distribution to its stockholders. The holder of the Voting Share will not be entitled to receive dividends. Pursuant to the Combination Agreement, the Voting Share will be issued to the Trustee appointed under the Voting and Exchange Trust Agreement. See "-- Voting and Exchange Trust Agreement." At such time as the Voting Share has no votes attached to it because there are no Exchangeable Shares outstanding not owned by Symantec or an entity controlled by Symantec, and there are no shares of stock, debt, options or other agreements of Delrina that could give rise to the issuance of any Exchangeable Shares to any person (other than Symantec or an entity controlled by Symantec), the Voting Share will be cancelled.

DELRINA SHARE CAPITAL

    In the event of the consummation of the Transaction, the share capital of Delrina after the Effective Time will have the rights and preferences summarized below. Such summary is qualified in its entirety by reference to the Plan of Arrangement and the Exchangeable Share Provisions, which are attached as Annex D hereto.

    DELRINA COMMON SHARES

    The holders of Delrina Common Shares are entitled to receive notice of and to attend all meetings of the shareholders of Delrina and are entitled to one vote for each share held of record on all matters submitted to a vote of holders of Delrina Common Shares. The holders of Delrina Common Shares are entitled to receive such dividends as may be declared by the Delrina Board of Directors out of funds legally available therefor and there are no dividends in arrears or defaults. Holders of Delrina Common Shares are entitled upon any liquidation, dissolution or winding-up of Delrina, subject to the prior rights of the holders of the Exchangeable Shares and the Class A Preferred Shares and to any other shares ranking senior to the Delrina Common Shares, to receive the remaining property and assets of Delrina rateably with the holders of the Delrina Common Shares.

    CLASS A PREFERRED SHARES OF DELRINA

    Except where required by applicable law, the Class A Preferred Shares of Delrina will not be entitled to receive notice of or to attend meetings of the shareholders of Delrina and will not be entitled to vote at any meeting of shareholders of Delrina. Subject to the prior rights of the holders of any shares ranking senior to the Class A Preferred Shares with respect to priority in the payment of dividends, the holders of Class A Preferred Shares will be entitled to receive dividends as and when declared by the Delrina Board of Directors as cumulative dividends in the amount of C$1.00 per share per annum on December 31 in arrears. Subject to the prior rights of the holders of any shares ranking senior to the Class A Preferred Shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the Class A Preferred Shares will be entitled to receive the stated capital in respect of the Class A Preferred
Shares and dividends remaining unpaid, including all cumulative dividends, whether or not declared. After payment to the holders of the Class A Preferred Shares of such amounts, such holders shall not be entitled to share in any further distribution of the assets of Delrina.

    EXCHANGEABLE SHARES OF DELRINA

    RANKING. The Exchangeable Shares will rank junior to the Class A Preferred Shares, and will rank prior to the Delrina Common Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of Delrina.

    DIVIDENDS. Holders of Exchangeable Shares will be entitled to receive dividends equivalent to dividends paid from time to time by Symantec on shares of Symantec Common Stock. The declaration date, record date and payment date for dividends on the Exchangeable Shares will be the same as that for the corresponding dividends on the Symantec Common Stock.

    CERTAIN  RESTRICTIONS.    Without  the  approval  of  the  holders  of   the
Exchangeable Shares, Delrina will not:

        (a) pay any dividend on the Delrina Common Shares, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Delrina Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

        (b) redeem, purchase or make any capital distribution in respect of Delrina Common Shares or any other shares ranking junior to the Exchangeable Shares;

        (c) redeem or purchase any other shares of Delrina ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

        (d) issue any Exchangeable Shares or any other shares of Delrina ranking equally with, or superior to, the Exchangeable Shares other than by stock dividends to the holders of the Exchangeable Shares or as contemplated in the Support Agreement.

    The restrictions in (a), (b) and (c) above will not apply at any time when the dividends on the outstanding Exchangeable Shares corresponding to dividends declared on the Symantec Common Stock have been declared and paid in full.

    LIQUIDATION. In the event of the liquidation, dissolution or winding-up of Delrina, a holder of Exchangeable Shares will be entitled to receive for each Exchangeable Share an amount to be satisfied by issuance of one share of Symantec Common Stock, together with a cash amount equivalent to the full amount of all unpaid dividends on the Exchangeable Share. See "-- Voting and Exchange Trust Agreement -- Exchange Rights."

    RETRACTION OF EXCHANGEABLE SHARES BY HOLDERS. A holder of Exchangeable Shares will be entitled at any time to require Delrina to redeem any or all of the Exchangeable Shares held by such holder for a retraction price per share to be satisfied by issuance of a share of Symantec Common Stock plus an additional amount equivalent to the full amount of all unpaid dividends thereon, which shall be delivered to the retracting holder on the retraction date specified by the holder (which shall not be less than five nor more than ten business days after the date on which Delrina receives the retraction request from the holder).

    If, as a result of solvency provisions of applicable law, Delrina is not permitted to redeem all Exchangeable Shares tendered by a retracting holder, Delrina will redeem only those Exchangeable Shares tendered by the holder (rounded to the next lower multiple of 100 shares) as would not be contrary to such provisions of applicable law. The holder of any Exchangeable Shares not redeemed by Delrina will be deemed to have required Symantec to purchase such unretracted shares in exchange for Symantec Common Stock on the retraction date pursuant to the optional Exchange Right. See "-- Voting and Exchange Trust Agreement -- Exchange Right."

    REDEMPTION OF EXCHANGEABLE SHARES. On the seventh anniversary of the effective date of the Arrangement or such later date as specified by the Delrina Board of Directors or such earlier date as specified by the Delrina Board of Directors, if at any time there are less than 500,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by Symantec and entities controlled by Symantec and subject to necessary adjustments to such number of shares to reflect permitted changes to Exchangeable Shares) (the "Automatic Redemption Date"), Delrina will redeem all but not less than all of the then outstanding Exchangeable Shares for a redemption price per share equal to a share of Symantec Common Stock plus an additional amount equivalent to the full amount of all unpaid dividends thereon. Delrina shall, at least 60 days' prior to the Automatic Redemption Date, provide the registered holders of the Exchangeable Shares with written notice of the proposed redemption of the Exchangeable Shares by Delrina.

    VOTING RIGHTS. Except as required by applicable law, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or attend any meeting of the shareholders of Delrina or to vote at any such meeting.

    AMENDMENT AND APPROVAL. The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be changed only with the approval of the holders thereof. Any such approval or any other approval or consent to be given by the holders of the Exchangeable Shares will be sufficiently given if given in accordance with applicable law and subject to a minimum requirement that such approval or consent be evidenced by a resolution passed by not less than two-thirds of the votes cast thereon (other than shares beneficially owned by Symantec or entities controlled by Symantec) at a meeting of the holders of Exchangeable Shares duly called and held at which holders of at least 50% of the then outstanding Exchangeable Shares are present or represented by proxy. In the event that no such quorum is present at such meeting within one-half hour after the time appointed therefor, then the meeting will be adjourned to such place and time (not less than 10 days later) as may be determined at the original meeting and the holders of Exchangeable Shares present or represented by proxy at the adjourned meeting will constitute a quorum thereat and may transact the business for which the meeting was originally called. At the adjourned meeting, a resolution passed by the affirmative vote of not less than two-thirds of the votes cast thereon will constitute the approval or consent of the holders of the Exchangeable Shares.

    ACTIONS BY DELRINA UNDER SUPPORT AGREEMENT. Under the Exchangeable Share Provisions, Delrina will agree to take all such actions and do all such things as are necessary or advisable to perform and comply with its obligations under, and to ensure the performance and compliance by Symantec with its obligations under, the Support Agreement.

SUPPORT AGREEMENT

    The following is a summary description of the material provisions of the Support Agreement and is qualified in its entirety by reference to the full text of the Support Agreement, which appears as Annex E hereto.

    Under the Support Agreement, Symantec will agree that: (i) it will not declare or pay dividends on the Symantec Common Stock unless Delrina is able to and simultaneously pays an equivalent dividend on the Exchangeable Shares; (ii) it will cause Delrina to declare and pay an equivalent dividend on the Exchangeable Shares simultaneously with Symantec's declaration and payment of dividends on the Symantec Common Stock; (iii) it will advise Delrina in advance of the declaration of any dividend on the Symantec Common Stock and ensure that the declaration date, record date and payment date for dividends on the Exchangeable Shares are the same as that for the Symantec Common Stock; (iv) it will take all actions and do all things necessary to ensure that Delrina is able to pay to the holders of the Exchangeable Shares the equivalent number of shares of Symantec Common Stock in the event of a liquidation, dissolution or winding-up of Delrina, a retraction request by a holder of Exchangeable Shares, or a redemption of Exchangeable Shares by Delrina; and (v) it will not vote or otherwise take any action or omit to take any action causing the liquidation, dissolution or winding-up of Delrina.

    The Support Agreement also provides that, without the prior approval of Delrina and the holders of the Exchangeable Shares, Symantec will not distribute additional shares of Symantec Common Stock or rights to subscribe therefor or other property or assets to all or substantially all holders of shares of Symantec Common Stock, nor change the Symantec Common Stock nor effect any tender offer, share exchange offer, issuer bid, take-over bid or similar transaction affecting the Symantec Common Stock, unless the same or an economically equivalent distribution on or change to the Exchangeable Shares (or in the rights of the holders thereof) is made simultaneously. The Delrina Board of Directors is conclusively empowered to determine in good faith and in its sole discretion whether any corresponding distribution on or change to the Exchangeable Shares is the same as or economically equivalent to any proposed distribution on or change to the Symantec Common Stock.

    Symantec has agreed that so long as there remain outstanding any Exchangeable Shares not owned by Symantec or any entity controlled by Symantec, Symantec will remain the beneficial owner, directly or indirectly, of all outstanding shares of Delrina other than the Exchangeable Shares.

    With the exception of administrative changes for the purpose of adding covenants for the protection of the holders of the Exchangeable Shares, making certain necessary amendments or curing ambiguities or clerical errors (in each case provided that the Board of Directors of each of Symantec and Delrina is of the opinion that such amendments are not prejudicial to the interests of the holders of the Exchangeable Shares), the Support Agreement may not be amended without the approval of the holders of the Exchangeable Shares.

    Under the Support Agreement, Symantec has agreed not to exercise any voting rights attached to the Exchangeable Shares owned by it or any entity controlled by it on any matter considered at meetings of holders of Exchangeable Shares (including any approval sought from such holders in respect of matters arising under the Support Agreement).

VOTING AND EXCHANGE TRUST AGREEMENT

    The following is a summary description of the material provisions of the Voting and Exchange Trust Agreement and is qualified in its entirety by reference to the full text of the Voting and Exchange Trust Agreement which appears as Annex F hereto. Under the terms of the Voting and Exchange Trust Agreement, Symantec will issue and grant to the Trustee the Voting Rights and the Exchange Rights.

    VOTING RIGHTS

    Under the Voting and Exchange Trust Agreement, Symantec will issue the Voting Share to the Trustee for the benefit of the holders (other than Symantec and entities controlled by Symantec) of the Exchangeable Shares. The Voting Share will carry a number of votes, exercisable at any meeting at which Symantec stockholders are entitled to vote, equal to the number of outstanding Exchangeable Shares (other than shares held by Symantec and entities controlled by Symantec). With respect to any written consent sought from the Symantec stockholders, the Voting Share will be exercisable in the same manner as set forth above.

    Each holder of an Exchangeable Share on the record date for any meeting at which Symantec stockholders are entitled to vote will be entitled to instruct the Trustee to exercise one of the votes attached to the Voting Share for such Exchangeable Share. The Trustee will exercise each vote attached to the Voting Share only as directed by the relevant holder and, in the absence of instructions from a holder as to voting, will not exercise such votes. A holder may, upon instructing the Trustee, obtain a proxy from the Trustee entitling the holder to vote directly at the relevant meeting the votes attached to the Voting Share to which the holder is entitled.

    The Trustee will send to the holders of the Exchangeable Shares the notice of each meeting at which the Symantec stockholders are entitled to vote, together with the related meeting materials and a statement as to the manner in which the holder may instruct the Trustee to exercise the votes attaching to the Voting Share, at the same time as Symantec sends such notice and materials to the Symantec stockholders. The Trustee will also send to the holders copies of all information statements, interim and annual financial statements, reports and other materials sent by Symantec to the Symantec stockholders at the same time as such materials are sent to the Symantec stockholders. To the extent such materials are provided to the Trustee by Symantec, the Trustee will also send to the holders all materials sent by third parties to Symantec stockholders, including dissident proxy circulars and tender and exchange offer circulars, as soon as possible after such materials are first sent to Symantec stockholders.

    All rights of a holder of Exchangeable Shares to exercise votes attached to the Voting Share will cease upon the exchange of all of such holder's Exchangeable Shares for shares of Symantec Common Stock.

    EXCHANGE RIGHTS

    Under the  Voting and  Exchange  Trust Agreement,  Symantec will  grant  the
Exchange Rights to the Trustee for the benefit of the holders of the Exchangeable Shares.

    OPTIONAL EXCHANGE RIGHT. Upon the occurrence and during the continuance of a Delrina Insolvency Event, a holder of Exchangeable Shares will be entitled to instruct the Trustee to exercise the optional Exchange Right with respect to any or all of the Exchangeable Shares held by such holder, thereby requiring Symantec to purchase such Exchangeable Shares from the holder. Immediately upon the occurrence of a Delrina Insolvency Event or any event which may, with the passage of time or the giving of notice, become a Delrina Insolvency Event, Delrina and Symantec will give written notice thereof to the Trustee. As soon as practicable thereafter, the Trustee will then notify each holder of Exchangeable Shares of such event or potential event and will advise the holder of its rights with respect to the optional Exchange Right.

    The purchase price payable by Symantec for each Exchangeable Share to be purchased under the optional Exchange Right will be satisfied by issuance of one share of Symantec Common Stock plus an additional amount equivalent to the full amount of all dividends declared and unpaid on the Exchangeable Share.

    If, as a result of solvency provisions of applicable law, Delrina is unable to redeem all of the Exchangeable Shares tendered for retraction by a holder in accordance with the Exchangeable Share Provisions, the holder will be deemed to have exercised the optional Exchange Right with respect to the unredeemed Exchangeable Shares and Symantec will be required to purchase such shares from the holder in the manner set forth above.

    AUTOMATIC EXCHANGE RIGHT. In the event of a Symantec Liquidation Event, Symantec will be required to purchase each outstanding Exchangeable Share by exchanging one share of Symantec Common Stock for each such Exchangeable Share, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on the Exchangeable Shares.

DELIVERY OF SYMANTEC COMMON STOCK

    Symantec will ensure that all shares of Symantec Common Stock to be delivered by it under the Support Agreement or on the exercise of the Exchange Rights under the Voting and Exchange Trust Agreement are duly registered, qualified or approved under applicable Canadian and United States securities laws, if required so that such shares may be freely traded by the holders thereof (other than any restriction on transfer by reason of a holder being a "control person" of Symantec for purposes of Canadian law or an "affiliate" of Symantec for purposes of United States law). In addition, Symantec will take all actions necessary to cause all such shares of Symantec Common Stock to be listed or quoted for trading on all stock exchanges or quotation systems on which outstanding shares of Symantec Common Stock are then listed or quoted for trading.

CALL RIGHTS

    The following description of the Call Rights is qualified in its entirety by reference to the full text of the Plan of Arrangement and the Exchangeable Share Provisions, which appears as Annex D hereto.

    In the circumstances described below, Symantec will have certain overriding rights to purchase Exchangeable Shares from holders thereof for a purchase price per share equal to one share of Symantec Common Stock, plus an amount equivalent to the full amount of all declared and unpaid dividends on the Exchangeable Shares. Different Canadian federal income tax consequences to a holder of Exchangeable Shares may arise depending upon whether the Call Rights are exercised by Symantec or whether the relevant Exchangeable Shares are redeemed by Delrina pursuant to the Exchangeable Share Provisions in the absence of the exercise by Symantec of the Call Rights. See "INCOME TAX CONSIDERATIONS TO DELRINA SHAREHOLDERS."

    RETRACTION CALL RIGHT

    Pursuant to the Exchangeable Share Provisions, a holder requesting Delrina to redeem the Exchangeable Shares will be deemed to offer to sell such shares to Symantec, and Symantec will have an overriding Retraction Call Right to purchase all but not less than all of the Exchangeable Shares that the holder has requested Delrina to redeem in exchange for one share of Symantec Common Stock.

    At the time of a Retraction Request by a holder of Exchangeable Shares, Delrina will immediately notify Symantec. Symantec must then advise Delrina within two business days as to whether Symantec will exercise the Retraction Call Right. If Symantec does not so advise Delrina within such two business day period, Delrina will notify the holder as soon as possible thereafter that Symantec will not exercise the Retraction Call Right. A holder may revoke his or her Retraction Request, at any time prior to the close of business on the business day preceding the Retraction Date, in which case the holder's Exchangeable Shares will neither be purchased by Symantec nor redeemed by Delrina. If the holder does not revoke his or her Retraction Request, on the Retraction Date the Exchangeable Shares that the holder has requested Delrina to redeem will be purchased by Symantec or redeemed by Delrina, as the case may be, in each case at a purchase price per share equal to one share of Symantec Common Stock plus an additional amount equivalent to the full amount of all declared and unpaid dividends on the Exchangeable Shares.

    LIQUIDATION CALL RIGHT

    Pursuant to the Plan of Arrangement, Symantec will be granted an overriding Liquidation Call Right, in the event of and notwithstanding a proposed Delrina Insolvency Event, to purchase all but not less than all of the Exchangeable Shares then outstanding in exchange for Symantec Common Stock and, upon the exercise by Symantec of the Liquidation Call Right, the holders thereof will be obligated to sell such shares to Symantec. The purchase by Symantec of all of the outstanding Exchangeable Shares upon the exercise of the Liquidation Call Right will occur on the effective date of the voluntary or involuntary liquidation, dissolution or winding-up of Delrina.

    REDEMPTION CALL RIGHT

    Pursuant to the Plan of Arrangement, Symantec will be granted an overriding Redemption Call Right, notwithstanding the proposed automatic redemption of the Exchangeable Shares by Delrina pursuant to the Exchangeable Share Provisions, to purchase on an Automatic Redemption Date all but not less than all of the Exchangeable Shares then outstanding in exchange for Symantec Common Stock and, upon the exercise by Symantec of the Redemption Call Right, the holders thereof will be obligated to sell such shares to Symantec.

AUDITORS

    In the event that the proposal requesting ratification of Ernst & Young LLP as Symantec's independent auditors is approved, Ernst & Young LLP will be the independent auditors of all of Symantec and its subsidiaries, including Delrina, after the Effective Time.

TRANSFER AGENTS AND REGISTRARS

    The R-M Trust Company at its office in Toronto will be the transfer agent and registrar for Delrina. First National Bank of Boston at its office in Boston, Massachusetts will be the transfer agent and registrar for Symantec.

               INCOME TAX CONSIDERATIONS TO DELRINA SHAREHOLDERS

CANADIAN FEDERAL INCOME TAX CONSIDERATIONS TO DELRINA SHAREHOLDERS

    In the  opinion  of Osler,  Hoskin  &  Harcourt, counsel  for  Delrina,  the following is a summary of the principal Canadian federal income tax considerations generally applicable to Delrina shareholders who, for purposes of the Canadian Tax Act, hold their Delrina Common Shares and will hold their Exchangeable Shares and shares of Symantec Common Stock as capital property and deal at arm's length with Delrina and Symantec. This summary does not apply to a holder with respect to whom Symantec is a foreign affiliate within the meaning of the Canadian Tax Act.

    Certain recent amendments to the Canadian Tax Act (the "mark-to-market rules") relating to financial institutions (including certain financial institutions, registered securities dealers and corporations controlled by one or more of the foregoing) will deem such financial institutions not to hold their Delrina Common Shares, Exchangeable Shares and shares of Symantec Common Stock as capital property for purposes of the Canadian Tax Act. Shareholders that are financial institutions should consult their own tax advisors to determine the tax consequences to them of the application of the mark-to-market rules. In addition, all shareholders should consult their own tax advisors as to whether, as a matter of fact, they hold their Delrina Common Shares and will hold their Exchangeable Shares and shares of Symantec Common Stock as capital property for purposes of the Canadian Tax Act.

    This summary is based on the current provisions of the Canadian Tax Act, the Regulations thereunder, the current provisions of the Canada-United States Income Tax Convention (the "Tax Treaty"), the third Protocol amending the Tax Treaty signed March 17, 1995 and not yet in force (the "Protocol") and counsel's understanding of the current administrative practices of Revenue Canada, Customs, Excise and Taxation ("Revenue Canada"). This summary takes into account the amendments to the Canadian Tax Act and Regulations publicly announced by the Minister of Finance prior to the date hereof (the "Proposed Amendments") and assumes that all such Proposed Amendments will be enacted in their present form, subject to counsel's understanding of certain modifications thereto confirmed by the Department of Finance. However, no assurances can be given that the Proposed Amendments will be enacted in the form proposed, or at all.

    Except for the foregoing, this summary does not take into account or anticipate any changes in law, whether by legislative, administrative or judicial decision or action, nor does it take into account provincial, territorial or foreign income tax legislation or considerations, which may differ from the Canadian federal income tax considerations described herein.

    WHILE THIS SUMMARY IS INTENDED TO ADDRESS ALL PRINCIPAL CANADIAN FEDERAL INCOME TAX CONSIDERATIONS, IT IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL, BUSINESS OR TAX ADVICE TO ANY PARTICULAR DELRINA SHAREHOLDER. THEREFORE, SUCH HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THEIR PARTICULAR CIRCUMSTANCES. NO ADVANCE INCOME TAX RULING HAS BEEN OBTAINED FROM REVENUE CANADA TO CONFIRM THE TAX CONSEQUENCES OF ANY OF THE TRANSACTIONS DESCRIBED HEREIN.

    For purposes of the Canadian Tax Act, all amounts relating to the acquisition, holding or disposition of shares of Symantec Common Stock, including dividends, adjusted cost base and proceeds of disposition must be converted into Canadian dollars based on the prevailing United States dollar exchange rate at the time such amounts arise.

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
    SHAREHOLDERS RESIDENT IN CANADA

    The following portion of the summary is applicable to Delrina shareholders who, for purposes of the Canadian Tax Act, are resident or deemed to be resident in Canada.

    EXCHANGE OF DELRINA COMMON SHARES FOR EXCHANGEABLE SHARES. So long as, at the Effective Time, the aggregate adjusted cost base of a holder's Delrina Common Shares exceeds the sum of (i) the amount of any cash received in respect of a fractional Exchangeable Share and (ii) the fair market value of the Voting Rights and Exchange Rights under the Voting and Exchange Trust Agreement acquired by such holder in connection with the exchange and net of any reasonable costs of disposition, such holder will not realize a capital gain for purposes of the Canadian Tax Act on the exchange. To the extent that such sum, net of any reasonable costs of disposition, exceeds the aggregate adjusted cost base of such holder's Delrina Common Shares, such holder will realize a capital gain for purposes of the Canadian Tax Act. The taxation of capital gains is described below in respect of a redemption or exchange of Exchangeable Shares.

    On the exchange, a shareholder will be deemed to have acquired

        (i) Exchangeable Shares for a cost equal to the amount, if any, by which the adjusted cost base to such holder of the Delrina Common Shares exceeds the sum of (i) the fair market value of the Voting Rights and Exchange Rights in respect of the shareholder's Exchangeable Shares and (ii) any cash received by the holder in lieu of a fractional Exchangeable Share; and

        (ii)   the  Voting  Rights  and  Exchange   Rights  in  respect  of  the
    shareholder's Exchangeable Shares for a cost equal to their fair market value.

    For these purposes, a holder of Delrina Common Shares will be required to determine the fair market value of the Voting Rights and Exchange Rights on a reasonable basis for purposes of the Canadian Tax Act. Delrina is of the view and has advised counsel that the Voting Rights and Exchange Rights have only nominal value. Therefore, a holder of Delrina Common Shares should not realize a capital gain on the exchange of Delrina Common Shares for Exchangeable Shares. Such determination of value is not binding on Revenue Canada and counsel can express no opinion on matters of factual determination such as this.

    CALL RIGHTS. Delrina is of the view and has advised counsel that no amount should be allocated to the Call Rights. In particular, Delrina is of the view that the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right have nominal value. On this basis, no shareholder should realize a gain at the time that any of such rights are granted to Symantec. Such determinations of value are not binding on Revenue Canada and counsel can express no opinion on matters of factual determination such as this.

    DIVIDENDS

    EXCHANGEABLE SHARES. In the case of a shareholder who is an individual, dividends received or deemed to be received on the Exchangeable Shares will be included in computing the shareholder's income, and will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received from taxable Canadian corporations.

    The Exchangeable Shares will be "taxable preferred shares" and "short-term preferred shares" for purposes of the Canadian Tax Act. Accordingly, Delrina will be subject to a 66 2/3% tax under Part VI.1 of the Canadian Tax Act on dividends paid or deemed to be paid on the Exchangeable Shares. Dividends received or deemed to be received on the Exchangeable Shares will not be subject to the 10% tax under Part IV.1 of the Canadian Tax Act applicable to certain corporations.

    If Symantec or any person with whom Symantec does not deal at arm's length is a "specified financial institution" under the Canadian Tax Act at a point in time that a dividend is paid on an Exchangeable Share, then, subject to the exemption described below, dividends received or deemed to be received by a shareholder that is a corporation will not be deductible in computing taxable income but will be fully includable in taxable income under Part I of the Canadian Tax Act. Such dividend will

                                       61
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not be subject to tax under Part IV of the Canadian Tax Act. A corporation  will generally be a specified financial institution for these purposes if it is a bank, a trust company, a credit union, an insurance corporation or a corporation whose principal business is the lending of money to persons with whom the corporation is dealing at arm's length or the purchasing of debt obligations issued by such persons or a combination thereof, and corporations controlled by or related to such entities. Symantec has informed counsel that it is of the view that neither it nor any person with whom it does not deal at arm's length is a specified financial institution at the current time but there can be no assurances that this status will not change prior to any dividend which is received or deemed to be received by a corporate shareholder.

    This denial of the dividend deduction for a corporate shareholder will not in any event apply if at the time a dividend is received or deemed to be received, the Exchangeable Shares are listed on a prescribed stock exchange (which currently includes the TSE), Symantec controls Delrina, and the recipient (together with persons with whom the recipient does not deal at arm's length or any partnership or trust of which the recipient or person is a member or beneficiary, respectively) does not receive dividends on more than 10% of the issued and outstanding Exchangeable Shares.

    Subject to the foregoing, in the case of a shareholder that is a corporation, other than a "specified financial institution" as defined in the Canadian Tax Act, dividends received or deemed to be received on the Exchangeable Shares will normally be deductible in computing its taxable income.

    In the case of a shareholder that is a specified financial institution, such a dividend will be deductible in computing its taxable income only if either:

        (i) the specified financial institution did not acquire the Exchangeable
    Shares  in  the  ordinary  course  of  the  business  carried  on  by   such
    institution; or

        (ii) at the time of the receipt of the dividend by the specified financial institution, the Exchangeable Shares are listed on a prescribed stock exchange in Canada (which currently includes the TSE) and the specified financial institution, either alone or together with persons with whom it does not deal at arm's length, does not receive (or is not deemed to receive) dividends in respect of more than 10% of the issued and outstanding Exchangeable Shares.

    A shareholder that is a "private corporation" (as defined in the Canadian Tax Act) or any other corporation resident in Canada and controlled or deemed to be controlled by or for the benefit of an individual or a related group of individuals may be liable under Part IV of the Canadian Tax Act to pay a refundable tax of 33 1/3% on dividends received or deemed to be received on the Exchangeable Shares to the extent that such dividends are deductible in computing the shareholder's taxable income.

    REDEMPTION OR EXCHANGE OF EXCHANGEABLE SHARES. On the redemption (including a retraction) of an Exchangeable Share by Delrina, the holder of an Exchangeable Share will be deemed to have received a dividend equal to the amount, if any, by which the redemption proceeds (the fair market value at the time of the redemption of the share of Symantec Common Stock received by the shareholder from Delrina on the redemption plus the amount, if any, of all accrued but unpaid dividends on the Exchangeable Share) exceeds the paid-up capital at that time of the Exchangeable Share so redeemed. The amount of any such deemed dividend will be subject to the tax treatment accorded to dividends described above. On the redemption, the holder of an Exchangeable Share will also be considered to have disposed of the Exchangeable Share, but the amount of such deemed dividend will be excluded in computing the shareholder's proceeds of disposition for purposes of computing any capital gain or capital loss arising on the disposition of the Exchangeable Share. In the case of a shareholder that is a corporation, in some circumstances the amount of any such deemed dividend may be treated as proceeds of disposition and not as a dividend.

    On the exchange of an Exchangeable Share by the holder thereof with Symantec for a share of Symantec Common Stock, the holder will in general realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition of the Exchangeable Share, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of the Exchangeable

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Share. For these purposes, the proceeds  of disposition will be the fair  market value of a share of Symantec Common Stock at the time of exchange plus the amount of all accrued but unpaid dividends on the Exchangeable Share received by the holder as part of the exchange consideration.

    Three-quarters of any such capital gain (the "taxable capital gain") will be included in the shareholder's income for the year of disposition. Three-quarters of any capital loss so realized (the "allowable capital loss") may be deducted by the holder against taxable capital gains for the year of disposition. Any excess of allowable capital losses over taxable capital gains of the shareholder for the year of disposition may be carried back up to three taxation years or forward indefinitely and deducted against net taxable capital gains in those other years.

    A shareholder that is throughout the relevant taxation year a "Canadian-controlled private corporation" (as defined in the Canadian Tax Act) may be liable to pay an additional refundable tax of 6-2/3% on its "aggregate investment income" for the year, which is defined to include an amount in respect of taxable capital gains (but not dividends or deemed dividends deductible in computing taxable income). This new tax will apply to taxation years that end after June 1995 and will be pro-rated for taxation years that begin before July 1995 and end after June 1995.

    If the holder of an Exchangeable Share is a corporation, the amount of any capital loss arising from a disposition or deemed disposition of an Exchangeable Share may be reduced by the amount of dividends received or deemed to have been received by it on such share or on the Delrina Common Shares previously owned by such holder, to the extent and under circumstances prescribed by the Canadian Tax Act. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns Exchangeable Shares or where a trust or partnership of which a corporation is a beneficiary or a member is a member of a partnership or a beneficiary of a trust that owns Exchangeable Shares.

    The cost base of a share of Symantec Common Stock received on the retraction, redemption or exchange of an Exchangeable Share will be equal to the fair market value of the share of Symantec Common Stock at the time of such event.

    Because of the existence of the Retraction Call Right, a holder exercising the right of retraction in respect of an Exchangeable Share cannot control whether such holder will receive a share of Symantec Common Stock by way of redemption of the Exchangeable Share by Delrina or by way of purchase of the Exchangeable Share by Symantec. As described above, the Canadian federal income tax consequences of a redemption differ from those of a purchase. However a holder who exercises the right of retraction will be notified if the Retraction Call Right will not be exercised by Symantec, and if such holder does not wish to proceed, such holder may cancel the notice of retraction and retain such holder's Exchangeable Share.

    SYMANTEC COMMON STOCK. Dividends on Symantec Common Stock will be included in the recipient's income for the purposes of the Canadian Tax Act. Such dividends received by an individual shareholder will not be subject to the gross-up and dividend tax credit rules in the Canadian Tax Act. A corporation which is a shareholder will include such dividends in computing its income and generally will not be entitled to deduct the amount of such dividends in computing its taxable income. United States non-resident withholding tax on such dividends will be eligible for foreign tax credit or deduction treatment where applicable under the Canadian Tax Act.

    DISPOSITION OF SYMANTEC COMMON STOCK

    A disposition or deemed disposition of a share of Symantec Common Stock by a holder will generally result in a capital gain (or capital loss) equal to the amount by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of the share of Symantec Common Stock.

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    ELIGIBILITY FOR INVESTMENT

    FOREIGN PROPERTY. Provided they are listed on a prescribed stock exchange in Canada (which currently includes the TSE), the Exchangeable Shares will not be foreign property under the Canadian Tax Act for trusts governed by registered pension plans, registered retirement savings plans, registered retirement income funds and deferred profit sharing plans or for certain other tax-exempt persons. The Voting Rights and Exchange Rights will be foreign property under the Canadian Tax Act. However, as indicated above, Delrina is of the view that the fair market value of these rights is nominal. Symantec Common Stock will be foreign property under the Canadian Tax Act.

    QUALIFIED INVESTMENTS. Provided they are listed on a prescribed stock exchange in Canada (which currently includes the TSE), the Exchangeable Shares will be a qualified investment under the Canadian Tax Act for trusts governed by registered retirement savings plans, registered retirement income funds and deferred profit sharing plans. (In certain other circumstances, such shares may also be qualified investments.) Symantec Common Stock will be a qualified investment under the Canadian Tax Act for such plans provided such shares remain listed on the NNM (or are listed on certain other stock exchanges). The Voting Rights and Exchange Rights will not be qualified investments under the Canadian Tax Act. However, as indicated above, Delrina is of the view that the fair market value of these rights is nominal.

    DISSENTING SHAREHOLDERS

    Holders of Delrina Common Shares are permitted to dissent from the Arrangement in the manner set out in section 185 of the OBCA. A dissenting Delrina shareholder will be entitled, in the event the Arrangement becomes effective, to be paid by Delrina the fair value of the Delrina Common Shares held by such holder determined as of the appropriate date. See "DISSENTING SHAREHOLDERS' RIGHTS." Such shareholder will be considered to have realized a deemed dividend and capital gain (or capital loss) based on redemption proceeds equal to such fair value, computed as generally described above in the case of a redemption (including a retraction) of an Exchangeable Share by Delrina for a share of Symantec Common Stock under "Redemption or Exchange of Exchangeable Shares." Dissenting Delrina shareholders should consult their own tax advisors in respect of the treatment of such deemed dividends. Additional income tax considerations may be relevant to dissenting Delrina shareholders who fail to perfect or withdraw their claims pursuant to the right of dissent.

    SHAREHOLDERS NOT RESIDENT IN CANADA

    The following portion of the summary is applicable to holders of Delrina Common Shares who, for purposes of the Canadian Tax Act, have not been and will not be resident or deemed to be resident in Canada at any time while they have held Delrina Common Shares or will hold Exchangeable Shares or shares of Symantec Common Stock and to whom such shares are not taxable Canadian property and in the case of a non-resident of Canada who carries on an insurance business in Canada and elsewhere, the shares are not effectively connected with its Canadian insurance business.

    Generally, Delrina Common Shares and Exchangeable Shares and shares of Symantec Common Stock will not be taxable Canadian property provided that such shares are listed on a prescribed stock exchange (which currently include the TSE and NNM), the holder does not use or hold, and is not deemed to use or hold, the Delrina Common Shares, the Exchangeable Shares or the shares of Symantec Common Stock, as applicable, in connection with carrying on a business in Canada and the holder, persons with whom such holder does not deal at arm's length, or the holder and such persons, has not owned (or had under option) 25% or more of the issued shares of any class or series of the capital stock of Delrina or Symantec at any time within five years preceding the date in question. In the case of Symantec, even if the holder exceeds the 25% threshold with respect to shares of Symantec Common Stock referred to in the preceding sentence, the shares of Symantec Common Stock may not be taxable Canadian property; such holders should consult their own tax advisors to determine whether their shares of Symantec Common Stock constitute taxable Canadian property. Delrina has applied for the listing of the Exchangeable Shares on the TSE and Symantec has indicated that it intends to use its best efforts to cause Delrina to maintain such listing.

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
    A holder of Delrina Common Shares will not be subject to tax under the Canadian Tax Act on the exchange of Delrina Common Shares for Exchangeable Shares, on the exchange of an Exchangeable Share for a share of Symantec Common Stock, except to the extent the exchange gives rise to a deemed dividend (discussed below), or on the sale or other disposition of an Exchangeable Share or a share of Symantec Common Stock.

    Dividends paid on the Exchangeable Shares are subject to non-resident withholding tax under the Canadian Tax Act at the rate of 25%, although such rate may be reduced under the provisions of an applicable income tax treaty. For example, under the Tax Treaty, the rate is generally reduced to 15% in respect of dividends paid to a person who is the beneficial owner and who is resident in the United States for purposes of the Tax Treaty.

    A holder whose Exchangeable Shares are redeemed (either under Delrina's redemption right or pursuant to the holder's retraction rights) will be deemed to receive a dividend as described above, which deemed dividend will be subject to withholding tax as described in the preceding paragraph.

    Holders of Delrina Common Shares are permitted to dissent from the Arrangement in the manner set out in section 185 of the OBCA. A dissenting Delrina shareholder will be entitled, in the event the Arrangement becomes effective, to be paid by Delrina the fair value of the Delrina Common Shares held by such holder determined as of the appropriate date. See "DISSENTING SHAREHOLDERS' RIGHTS." Such shareholder will be considered to have realized a deemed dividend and capital gain (or capital loss) based on redemption proceeds equal to such fair value, computed as generally described above in the case of a redemption (including a retraction) of an Exchangeable Share by Delrina for a share of Symantec Common Stock under "Redemption or Exchange of Exchangeable Shares." Deemed dividends will be subject to withholding tax as described above. Any capital gain realized by a dissenting Delrina shareholder will not be taxed under the Canadian Tax Act if the Delrina Common Shares in respect of which the right of dissent is exercised are not taxable Canadian property, as described above. Additional income tax considerations may be relevant to dissenting Delrina shareholders who fail to perfect or withdraw their claims pursuant to the right of dissent.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS TO DELRINA SHAREHOLDERS

    In the opinion of Skadden, Arps, Slate, Meagher & Flom, United States counsel to Delrina ("U.S. Counsel"), the following is a summary of the material United States federal income tax considerations generally applicable to Delrina shareholders that are "United States persons" as defined for United States federal income tax purposes and that hold Delrina Common Shares as capital assets ("United States Holders"), arising from and relating to the Arrangement, including the receipt and ownership of Exchangeable Shares and Symantec Common Stock. For United States federal income tax purposes, "United States persons" are United States citizens or residents, corporations or partnerships organized under the laws of the United States or any state thereof, and any estate or trust subject to United States federal income tax on its income regardless of source.

    This summary is based on United States federal tax law in effect as of the date of this Joint Proxy Statement. No statutory, judicial, or administrative authority exists which directly addresses certain of the United States federal income tax consequences of the issuance and ownership of instruments and rights comparable to the Exchangeable Shares, the Voting Rights, the Exchange Rights and the Call Rights. Consequently (as discussed more fully below), some aspects of the United States federal income tax treatment of the Arrangement, including the receipt and ownership of Exchangeable Shares and the exchange of Exchangeable Shares for shares of Symantec Common Stock, are not certain. No advance income tax ruling has been sought or obtained from the United States Internal Revenue Service ("IRS") regarding the tax consequences of any of the transactions described herein.

    This summary does not address aspects of United States taxation other than United States federal income taxation, nor does it address all aspects of United States federal income taxation that may be applicable to particular United States Holders, including, without limitation, holders of Delrina Common Shares acquired as a result of the exercise of employee stock options. In addition,

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this  summary does not address the United States state or local tax consequences or the foreign tax consequences of the Arrangement or the receipt and ownership of the Exchangeable Shares or shares of Symantec Common Stock.

    UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE UNITED STATES FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES AND THE FOREIGN TAX CONSEQUENCES OF THE ARRANGEMENT, INCLUDING THE RECEIPT AND OWNERSHIP OF
EXCHANGEABLE SHARES, VOTING RIGHTS, EXCHANGE RIGHTS AND SHARES OF SYMANTEC COMMON STOCK.

    CHARACTERIZATION OF THE ARRANGEMENT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES

    It is a condition to the obligation of Delrina to consummate the Arrangement that Delrina shall have received an opinion from U.S. Counsel, in form and substance reasonably satisfactory to Delrina, substantially to the effect that, although not free from doubt, the Arrangement should qualify as a "reorganization" within the meaning of Section 368(a) of the U.S. Code. There is, however, no direct authority addressing the proper treatment of the Arrangement for United States federal income tax purposes and therefore the conclusions contained in such opinion are subject to significant uncertainty. Accordingly, there can be no assurance that the IRS would not challenge the status of the Arrangement as a reorganization or that, if challenged, a court would not agree with the IRS. Regardless of whether the Arrangement qualifies as a "reorganization" within the meaning of Section 368(a) of the U.S. Code, Delrina will recognize no gain or loss for United States federal income tax purposes as a result of the Arrangement.

    RECEIPT OF EXCHANGEABLE SHARES

    All Delrina shareholders will initially receive Exchangeable Shares, Voting Rights and Exchange Rights (and will convey certain of the Call Rights) pursuant to the Combination Agreement and the Plan of Arrangement. Although the matter is not free from doubt, upon receipt of Exchangeable Shares upon conversion of Delrina Common Shares, a United States Holder generally should not recognize gain or loss, except as otherwise provided herein. The tax basis of the Exchangeable Shares received by a United States Holder generally should be equal to the tax basis of the Delrina Common Shares converted pursuant to the Arrangement reduced by the tax basis allocated to (i) fractional share interests for which cash is received and (ii) Delrina Common Shares, if any, deemed to have been exchanged for the Voting Rights and Exchange Rights (as discussed below). The holding period of Exchangeable Shares in the hands of a United States Holder should include the holding period of the Delrina Common Shares converted pursuant to the Arrangement.

    Assuming that the United States Holders of Delrina Common Shares receiving Exchangeable Shares pursuant to the Arrangement will otherwise be entitled to nonrecognition treatment, any such holder will nevertheless recognize gain or loss equal to the difference, if any, between the amount of cash received in lieu of a fractional share interest and the tax basis of the Delrina Common Shares allocated to the holder's fractional share interest. Such gain or loss will constitute capital gain or loss and will be long-term capital gain or loss if the fractional share interest exchanged has been held for more than one year at the time cash is received in lieu thereof.

    Delrina believes that the Voting Rights and Exchange Rights received and any Call Rights deemed to be conveyed by Delrina shareholders pursuant to the Combination Agreement and the Arrangement will have only nominal value and, therefore, that their receipt or conveyance, as the case may be, will not result in any material United States federal income tax consequences. Further, the exchange of certain of the Call Rights for the Voting Rights and Exchange Rights may not be taxable to United States Holders because United States Holders and Symantec may be deemed to have granted purchase options to each other, which grants would not generally be treated as taxable events for United States federal income tax purposes. It is possible, however, that the IRS could take the position that the Voting Rights, Exchange Rights and Call Rights have greater than nominal value and that the transfer or receipt of such rights is taxable. In such event, the receipt of the Voting Rights and Exchange Rights and the conveyance of certain of the Call Rights could generate taxable gain or loss.

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
Such gain or loss would generally be capital gain or loss, unless the IRS were to assert that the Voting Rights, Exchange Rights or any other rights, such as the rights beneficially enjoyed by United States Holders under the Support Agreement, were transferred to the United States Holder by Delrina, and not by Symantec, in redemption of a portion of the United States Holder's Delrina Common Shares.

    If the IRS successfully asserts that the Voting Rights and Exchange Rights have greater than nominal value and such rights are deemed to have been transferred by Delrina rather than Symantec in redemption of Delrina Common Shares, a United States Holder would recognize dividend income equal to the value of such rights to the extent of the accumulated earnings and profits of Delrina (as determined under United States federal income tax principles) unless such deemed redemption is either "not essentially equivalent to a dividend" or "substantially disproportionate" (as such terms are defined in Section 302(b) of the U.S. Code). If the deemed redemption is "substantially disproportionate" or "not essentially equivalent to a dividend," any gain recognized by a United States holder would be capital gain. Holders should consult their tax advisors with respect to the potential tax consequences of the receipt of the Voting Rights and Exchange Rights pursuant to the Arrangement.

    REQUIREMENT OF NOTICE FILING

    Any United States Holder that receives the Exchangeable Shares in exchange for Delrina Common Shares will be required to file a notice with the IRS on or before the last date for filing a United States federal income tax return for the holder's taxable year in which the Arrangement occurs. The notice must contain certain information specifically enumerated in Section 7.367(b)-1 of the United States Treasury regulations, and United States Holders are advised to consult their tax advisors for assistance in preparing such notice.

    If a United States Holder required to give notice as described above fails to give such notice, and if the United States Holder further fails to establish reasonable cause for the failure, then the Commissioner of the IRS (the "Commissioner") will be required to determine, based on all the facts and circumstances, whether the conversion of Delrina Common Shares into Exchangeable Shares is eligible for nonrecognition treatment. In making this determination, the Commissioner may conclude (i) that the conversion is eligible for nonrecognition treatment, despite such noncompliance, (ii) that the conversion is eligible for nonrecognition treatment, provided that certain other conditions imposed by the United States Treasury regulations are satisfied, or (iii) that the conversion is not eligible for nonrecognition treatment and that any gain recognized will be taken into account for purposes of increasing the tax basis of the Exchangeable Shares received pursuant to the Combination Agreement and the Arrangement. Nevertheless, the failure of any one United States Holder to satisfy the foregoing notice requirements should not bar other United States Holders that do satisfy such requirements from receiving nonrecognition treatment with respect to the conversion of their Delrina Common Shares into Exchangeable Shares pursuant to the Arrangement.

    EXCHANGE OF EXCHANGEABLE SHARES

    It is anticipated that (subject to certain exceptions described below) a United States Holder that exercises such holder's rights to exchange the Exchangeable Shares for shares of Symantec Common Stock generally will recognize gain or loss on the receipt of the shares of Symantec Common Stock in exchange for such Exchangeable Shares. Such gain or loss will be equal to the difference between the fair market value of the shares of Symantec Common Stock at the time of the exchange and the United States Holder's tax basis in the Exchangeable Shares exchanged therefor. The gain or loss will be capital gain or loss, except that, with respect to any declared but unpaid dividends on the Exchangeable Shares, ordinary income may be recognized by the holder thereof. Capital gain or loss will be long-term capital gain or loss if the Exchangeable Shares (together with the pre-conversion Delrina Common Shares) have been held for more than one year at the time of the exchange. The United States Holder will take as such holder's tax basis in the shares of Symantec Common Stock the fair market value of the shares of Symantec Common Stock at the time of the exchange. The holding period of the shares of Symantec Common Stock received by the United States Holder in the exchange will begin on the day after the United States Holder receives the shares of Symantec Common Stock.

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
    In view of the likelihood of the recognition of gain or loss upon the exchange of Exchangeable Shares for shares of Symantec Common Stock, United States Holders may wish to consider delaying such exchange until such time as they intend to dispose of the shares of Symantec Common Stock receivable in exchange for their Exchangeable Shares or (as discussed below) until such time that Symantec owns at least 80 percent of all the then issued and outstanding Exchangeable Shares.

    Under certain limited circumstances, the exchange by a United States Holder of Exchangeable Shares for shares of Symantec Common Stock may be characterized as a tax-free exchange. First, an exchange of Exchangeable Shares for shares of Symantec Common Stock may be characterized as a tax-free exchange if, at the time of such exchange, (i) at least 80 percent of the then outstanding Exchangeable Shares are held by Symantec and (ii) in such exchange, Symantec, rather than Delrina, acquires the Exchangeable Shares in exchange for shares of Symantec Common Stock pursuant to the exercise of its Call Rights. In addition, a United States Holder that receives shares of Symantec Common Stock from Symantec upon the exercise by Symantec of the Redemption Call Right or the Liquidation Call Right generally should be entitled to nonrecognition treatment with respect to the exchange. In either case, the exchange would not be tax free unless certain other requirements are satisfied, which, in turn, will depend upon facts and circumstances existing at the time of the exchange and cannot be accurately predicted as of the date of this Joint Proxy Statement. If such exchange did qualify as a tax-free exchange, a United States Holder would take as such holder's tax basis in the shares of Symantec Common Stock such holder's tax basis in the Exchangeable Shares exchanged therefor. The holding period of the shares of Symantec Common Stock received by a United States Holder should include the holding period of the Exchangeable Shares exchanged therefor, which, in turn, should include the holding period of the Delrina Common Shares converted pursuant to the Combination Agreement and the Plan of Arrangement, provided that such Delrina Common Shares and Exchangeable Shares have been held as capital assets immediately prior to the Arrangement and the subsequent exchange, respectively.

    For United States federal income tax purposes, gain realized on the exchange of Exchangeable Shares for shares of Symantec Common Stock generally will be treated as United States source gain, except that, under the terms of the Tax Treaty, such gain may be treated as sourced in Canada. Any Canadian tax imposed on the exchange will be available as a credit against United States federal income taxes, subject to applicable limitations. A United States Holder that is ineligible for a foreign tax credit with respect to any Canadian tax paid may be entitled to a deduction therefor in computing United States taxable income.

    DISTRIBUTIONS ON THE EXCHANGEABLE SHARES

    A United States Holder of Exchangeable Shares generally will be required to include in gross income as ordinary income dividends paid on the Exchangeable Shares to the extent paid out of the earnings and profits of Delrina, as determined under United States federal income tax principles. Such dividends generally will be treated as foreign source passive income for foreign tax credit limitation purposes. Under the current Tax Treaty, such distributions will be subject to Canadian withholding tax at a maximum rate of 15 percent. Subject to certain limitations of United States federal income tax law, a United States Holder should generally be entitled to either a credit against such holder's United States federal income tax liability or a deduction in computing United States taxable income for Canadian income taxes withheld from distributions with respect to the Exchangeable Shares.

    DISSENTERS

    A United States Holder who exercises such holder's right to dissent from the Arrangement will recognize gain or loss on the exchange of such holder's Delrina Common Shares for cash in an amount equal to the difference between the amount of cash received and such holder's basis in the Delrina Common Shares. Such gain or loss will be capital gain or loss if the Delrina Common Shares were held

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
as capital assets at the time of the Effective Time of the Arrangement and will be long-term capital gain or loss if the Delrina Common Shares have been held for more than one year at the time of the Arrangement.

    PASSIVE FOREIGN INVESTMENT COMPANY CONSIDERATIONS

    For United States federal income tax purposes, Delrina generally will be classified as a passive foreign investment company (a "PFIC") for any taxable year during which either (i) 75 percent or more of its gross income is passive income (as defined for United States federal income tax purposes) or (ii) on average for such taxable year, 50 percent or more of its assets (by value) produce or are held for the production of passive income. For purposes of applying the foregoing tests, the assets and gross income of Delrina's significant subsidiaries will be attributed to Delrina.

    While there can be no assurance with respect to the classification of Delrina as a PFIC, Delrina believes that it did not constitute a PFIC during its taxable years ending prior to consummation of the Arrangement. Currently, Delrina and Symantec intend to endeavor to cause Delrina to avoid PFIC status in the future, although there can be no assurance that they will be able to do so or that their intent will not change. Moreover, in connection with the transactions contemplated herein, U.S. Counsel will not be rendering an opinion with regard to Delrina's status as a PFIC.

    For purposes of applying the 50 percent asset test following the Arrangement, Delrina's assets must be measured by their adjusted tax bases (as calculated in order to compute earnings and profits for United States federal income tax purposes) instead of by value, subject to certain adjustments. As a result, it is possible that Delrina will be a PFIC for taxable years ending after the Arrangement even though less than 50 percent of Delrina's assets (measured by the fair market value of such assets) do not constitute passive assets. After the Arrangement, Delrina intends to monitor its status regularly, and promptly following the end of each taxable year Delrina will notify United States Holders of Exchangeable Shares if it believes that Delrina was a PFIC for that taxable year.

    Although the matter is not free from doubt, if Delrina were a PFIC at any time during a particular United States Holder's holding period for its Delrina Common Shares, and the United States Holder had not made an election to treat Delrina as a qualified electing fund (a "QEF") under Section 1295 of the U.S. Code (a "QEF Election"), then the IRS might take the position that such United States Holder is required to recognize gain upon the conversion of its Delrina Common Shares into Exchangeable Shares. In the event that gain recognition were so required, the amount of such gain would be equal to the excess of the fair market value of the Delrina Common Shares over their adjusted tax bases.
Further, in such event, any exchange of Exchangeable Shares for shares of Symantec Common Stock would be taxable under the rules described below.

    If Delrina is a PFIC following the Arrangement during a United States Holder's holding period for such holder's Exchangeable Shares, and the United States Holder does not make a QEF Election, then (i) the United States Holder would be required to allocate income recognized upon receiving certain excess dividends with respect to, and gain recognized upon the disposition of, such United States Holder's Exchangeable Shares (including upon the exchange of Exchangeable Shares for shares of Symantec Common Stock) ratably over the United States Holder's holding period for such Exchangeable Shares, (ii) the amount allocated to each year other than (x) the year of the excess dividend payment or disposition of the Exchangeable Shares or (y) any year prior to the beginning of the first taxable year of Delrina for which it was a PFIC, would be subject to tax at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which such income is allocated, and an interest charge would be imposed upon the resulting tax attributable to each such year (which charge would accrue from the due date of the return for the taxable year to which such tax was allocated), and (iii) gain recognized upon the disposition of the Exchangeable Shares would be taxable as ordinary income.

    If a United States Holder makes a QEF Election, then the United States Holder generally will be currently taxable on such holder's pro rata share of Delrina's ordinary earnings and net capital gains

(at ordinary income and capital gains rates respectively) for each taxable year of Delrina in which Delrina is classified as a PFIC, even if no dividend distributions are received by such United States Holder, unless such United States Holder makes an election to defer such taxes. If Delrina believes that it was a PFIC for a taxable year, it will provide United States Holders of Exchangeable Shares with information sufficient to allow such holders to make a QEF Election and report and pay any current or deferred taxes due with respect to their pro rata shares of Delrina's ordinary earnings and profits and net capital gains for such taxable year. United States Holders should consult their tax advisors concerning the merits and mechanics of making a QEF Election and other relevant tax considerations if Delrina is a PFIC for any taxable year.

    The foregoing summary of the possible application of the PFIC rules to Delrina and the United States Holders of Delrina Common Shares is only a summary of certain material aspects of those rules. Because the United States federal tax consequences to a United States Holder of Delrina Common Shares under the PFIC provisions are significant, United States Holders of Delrina Common Shares are urged to discuss those consequences with their tax advisors.

SHAREHOLDERS NOT RESIDENT IN OR CITIZENS OF THE UNITED STATES

    The following summary is applicable to holders of Delrina Common Shares that are not United States Holders ("non-United States Holders").

    A non-United States Holder generally will not be subject to United States federal income tax on gain (if any) recognized on the receipt of the Exchangeable Shares, on the sale or exchange of the Exchangeable Shares, or on the receipt or sale of shares of Symantec Common Stock unless such gain is effectively connected with a United States trade or business or, in the case of gains recognized by an individual, such individual is present in the United States for 183 days or more and has a "tax home" (as defined in the U.S. Code) during the taxable year.

    Dividends received by a non-United States Holder with respect to the Exchangeable Shares should not be subject to United States withholding tax, and Delrina and Symantec do not intend that Delrina or Symantec will withhold any amounts in respect of such tax from such dividends. There is some possibility, however, that the IRS may assert that United States withholding tax is payable with respect to dividends paid on the Exchangeable Shares to non-United States Holders. In such case, holders of Exchangeable Shares could be subject to United States withholding tax at a rate of 30 percent, which rate may be reduced by an applicable income tax treaty in effect between the United States and the non-United States Holder's country of residence (15 percent on dividends paid to residents of Canada under the Tax Treaty).

    Dividends received by a non-United States Holder with respect to the Symantec Common Stock generally will be subject to United States withholding tax at a rate of 30 percent, which rate may be subject to reduction by an applicable income tax treaty (15 percent on dividends paid to residents of Canada under the Tax Treaty).

           DELRINA MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

    Delrina designs, develops, markets and supports software products and services in the fax and data communications, electronic forms, and consumer software markets. Founded in 1988, Delrina operates from headquarters in Toronto, Ontario, Canada. Delrina also has offices in the United States, the United Kingdom, France, Germany and Barbados. Delrina's business strategy is to establish technical and market leadership in niche markets with mass market appeal.

    Results for fiscal 1995 reflect a period when Delrina grew in sales volume, product offerings and total employment. During the year Delrina invested in building the infrastructure to take advantage of the launch of Windows 95, including hiring and training the necessary people. As a result, operating expenses increased considerably. In addition, the anticipated launch of Windows 95 has caused customers to delay software purchases. Delrina believes that these factors had an adverse effect on its results of operations for the year.

    In October 1994, Delrina acquired Boston-based AudioFile, Inc. (now known as Delrina (Boston) Corporation), a producer of PC voice/telephony technology, best known for its product "Talkworks"-TM-. Subsequent to the acquisition, Delrina has initiated substantial development efforts focused on integrating the Audiofile technology into Delrina's communication products. The purchase price consisted of approximately C$2.0 million in cash.

    In March 1995, Delrina acquired all of the outstanding shares of Toronto-based CRS Online, Inc. ("CRS"), Canada's largest bulletin board operator with a subscriber base of approximately 10,000 people. CRS recently began to offer Internet access to its customers and is planning to add features to enhance its services. The purchase price of approximately C$1.8 million was satisfied by the issuance of 94,500 Delrina Common Shares.

    In May 1995, Delrina acquired a minority equity interest in Ex Machina, Inc. ("Ex Machina") of New York City, a producer of PC-based wireless messaging and paging software, for C$2.8 million. Delrina believes that wireless technology will become a strategic component in some of its future products. Delrina has also entered into a licensing agreement with Ex Machina to bundle or incorporate Ex Machina's WinPage, Notify or Reach Me products lines into Delrina's communications products.

    Delrina cannot yet determine its revenue and losses for the fiscal quarter ended September 30, 1995. However, based on the limited information currently available to Delrina, Delrina anticipates that revenue for the September 30, 1995 quarter will be significantly less (by at least 20%, although the reduction could be substantially greater) than revenue for the June 30, 1995 quarter principally because Delrina did not ship its Windows 95 products in the September quarter. As Delrina has continued to invest heavily in the development of products designed specifically for Windows 95, it does not expect expenses in the September quarter to be lower than those incurred in the June quarter. Accordingly, Delrina expects that it will incur a net loss in the September 30, 1995 fiscal quarter which will be substantially greater than the net loss incurred in the June 30, 1995 fiscal quarter.

RESULTS OF OPERATIONS

    The following table sets forth, for the fiscal periods indicated, the percentages which selected income statement items bear to net revenues.

                                                                               YEAR ENDED JUNE 30,
                                                                         -------------------------------
                                                                           1995       1994       1993
                                                                         ---------  ---------  ---------
Revenue
  Sales................................................................      100.0%     100.0%     100.0%

Cost of sales..........................................................       25.2       25.1       29.5
Gross margin...........................................................       74.8       74.9       70.5

Research and development...............................................       10.5        6.7        4.7
Sales and marketing....................................................       44.3       33.2       38.3
Administrative and general.............................................       12.9       12.2       13.6
Foreign exchange (gain) loss...........................................       (0.8)      (2.8)       0.3
Interest income........................................................        2.4        1.3        1.4
Purchased research and development.....................................         --         --       28.9
Provision for income taxes.............................................        3.4       10.3        6.4
Net income (loss)......................................................        6.9       16.6      (20.3)

    SALES

    Delrina operates in a single industry segment: the development and sale of computer software products. Sales consists of gross sales to distributors, original equipment manufacturers ("OEMs"), large retailers, corporate accounts and individuals via telephone and direct marketing, less an allowance for returns.

    Sales increased to C$132.9 million in fiscal 1995 from C$101.1 million in fiscal 1994 and C$53.2 million in 1993, representing annual increases of 31% and 111%, respectively. Sales have continued to grow primarily due to increased aggregate unit sales as opposed to price increases. Sales growth in fiscal 1995 was driven by growth in fax and communications software products such as WinFax Pro 4.0, Delrina Communications Suite 2.1 and WinFax Pro for Networks. Sales of such products represented approximately 74% of sales in fiscal 1995, as compared to 75% in fiscal 1994. Electronic forms software represented 20% of sales in fiscal 1995, as compared to 18% in fiscal 1994, with the increase resulting from the introduction of FormFlow 1.1 and PerForm for Windows. Sales of other products and services represented 6% of net sales in fiscal 1995 as compared to 7% in fiscal 1994.

    In fiscal 1994, sales of fax and communications software rose to 75% of aggregate sales from 63% in the prior year primarily as a result of the introduction of WinFax Pro 4.0. Sales of forms software also rose but declined as a percentage of aggregate sales from 31% in fiscal 1993 to 18% in fiscal 1994, as a result of this significant rise in sales of fax and communications software. Sales from other products also grew, constituting 7% of 1994 net sales as compared to 6% of 1993 net sales. Delrina expects that fax and communications software will continue to represent a substantial majority of aggregate sales for fiscal 1996 with the introduction of new products for Windows 95.

    International sales (outside Canada and the United States) have grown from approximately 3% of sales in fiscal 1993 to 10% in fiscal 1994 and 20% of sales in fiscal 1995. This has resulted primarily from the introduction of localized versions of many of Delrina's products and the expansion of operations in Europe. Delrina believes international sales will continue to increase, and may increase as a percentage of sales, as Delrina's initiates new geographic diversification initiatives. When compared to fiscal 1994, the weaker Canadian dollar relative to other currencies is estimated to have increased fiscal 1995 net revenues by approximately C$5.0 million dollars. Similarly, the weaker Canadian dollar positively affected fiscal 1994 net revenues by approximately C$6.0 million compared to fiscal 1993.

    Delrina is devoting substantial efforts to the development of software products that are specifically designed to operate on Windows 95. Windows 95 seeks to deliver a more robust and stable operating environment for PC users and independent software developers, especially with respect to communications software. Microsoft has incorporated certain basic fax functions in Windows 95 that may or may not affect the demand for Delrina's fax and communications products. Should market acceptance not be achieved by Windows 95, or should Delrina be unable to successfully, or in a timely manner ship products that function under Windows 95, or should its products not be perceived as containing sufficient additional functionality over that contained in Windows 95, Delrina's future revenues would be adversely affected. Delrina expects that its WinFax 7.0 for Windows 95 product will have been shipped to retail channels by November 15, 1995. Delrina does not expect to have shipped Windows 95-compatible versions of its other software products prior to November 15, 1995. The delay in the release date of WinFax 7.0 has had an adverse effect on Delrina's revenues for the fiscal quarter ended September 30, 1995, but, assuming the current expected release date is met, Delrina expects that revenues will increase during the fiscal quarter ending December 31, 1995. However, an unexpected delay in the release of WinFax 7.0, or delays in the release of Windows 95-compatible versions of Delrina's other software products, could have an adverse effect on Delrina's revenues for the fiscal quarter ending December 31, 1995. If the delays were to be significant, the effect could be material.

    In response to growing demand for enhanced communications services, Delrina began offering Fax Broadcast and Fax MailBox services during the 1994 fiscal year. Delrina believes that these enhanced fax services may create an additional revenue stream. As a recent entrant in the communications services market, Delrina has neither been a major supplier in this market nor has it previously competed with companies already in these businesses. The communications services market is characterized by lower gross margins than the fax and communications software market, and is characterized by intense competition, rapid technological changes, pricing volatility and low customer loyalty. Accordingly, there is uncertainty regarding customer acceptance of Delrina's services.

    In fiscal 1995, Delrina introduced Echo Lake 1.0 to its portfolio of consumer software titles. Echo Lake is a family album which allows users to utilize the multi-media capabilities of their PC to record their personal and family stories. The consumer software market is characterized by lower gross margins than the fax and communications software market, and is characterized by intense competition, rapid technological changes and pricing volatility and alternative selling programs. Accordingly, while there have been a number of favorable reports by industry analysts, there is uncertainty regarding customer acceptance of this product.

    The markets in which Delrina operates are highly competitive and subject to rapid changes in technology. The strategic directions of major PC hardware manufacturers and operating environment developers are also subject to change. Delrina competes with other software vendors for access to distribution channels, retail shelf space and the attention of customers. During fiscal 1994 Delrina adopted the strategy of bundling several products and/or services into a suite package. Delrina believes that bundling several "best-of-breed" software products, at an attractive price, will produce increased sales and brand loyalty. However, the bundling of fax and communications software products by Delrina may encourage competitors to bundle some or all of their products and offer them at a reduced price. These actions may result in increased price competition.

    Delrina's quarterly operating results have fluctuated as a result of a number of factors, including overall trends in the economy, new product announcements and introductions by Delrina and its competitors, pricing, distributor ordering patterns, consumer buying patterns, product returns and reserves, expansion of Delrina's international operations, marketing expenditures, research and development expenditures and exchange rate fluctuations. Products are generally shipped as orders are received and, accordingly, Delrina has historically operated with little backlog. Sales in any quarter are therefore dependent on orders booked and shipped in that quarter, and any decline in orders would have an impact on results in that quarter. In addition, a substantial portion of quarterly orders are received and booked in the third month of the quarter. As a result, Delrina may not learn of a sales shortfall until late in the fiscal quarter, which could result in an immediate and adverse effect on the trading price of Delrina Common Shares Delrina's business also has certain seasonal elements, with government sales occurring primarily in the first fiscal quarter and stronger consumer software sales occurring in the Christmas holiday season. Quarterly results in the future may be influenced by these or other factors, including possible delays in the shipment of new products and, accordingly, there may be significant variations in Delrina's quarterly operating results. Due to these factors Delrina's future earnings may be subject to significant volatility, particularly on a quarterly basis.

    Delrina estimates and maintains reserves for product returns. Product returns occur when Delrina introduces upgrades, new versions and discontinues products. In addition, competitive factors require Delrina to offer rights of return for products that distributors or retail stores are unable to sell. Delrina has set its reserves for returns in accordance with historical experience. Setting reserves involves making judgments about future competitive conditions and product life cycles. Those judgments involve evaluating information that often is unclear or in conflict. There can be no assurance that historical experience will be an accurate guide for future levels of product returns.

    Approximately 23% and 10% or a total of 33% of Delrina's revenues in fiscal 1995 were from sales to two large distributors. These customers tend to make the great majority of their purchases at the end of each fiscal quarter, in part because they are able or believe they are able to negotiate lower prices and more favorable terms. This end-of-quarter buying pattern means that forecasts of quarterly financial results are particularly vulnerable to the risk that they will not be achieved, either because expected sales do not occur or because they occur at lower prices or on less favorable terms to Delrina. Delrina's distributors also carry the products of Delrina's competitors, many of whom have greater financial resources than Delrina. These customers have limited capital to invest in inventory and their decisions to purchase products and to allocate critical shelf space, is partly a function of pricing, terms and special promotions offered by Delrina and its competitors.

    COST OF SALES AND GROSS MARGIN

    Cost of sales includes manufacturing expenses, the purchase and duplication of diskettes and CD-ROM's, production of technical manuals and associated materials, freight, provisions for obsolete inventory, plus, in most cases, royalties paid to third party software developers for the use of certain software technologies. Cost of sales amounted to approximately 25% of net sales in fiscal 1995 compared to 25% and 30% of net sales in fiscal 1994 and 1993 respectively. Gross margin improvements from fiscal 1993 to 1994 were primarily achieved through ongoing production cost control efforts. Production cost controls were achieved primarily in the areas of duplication, assembly, packaging and shipping.

    The PC business software market has been subject to rapid changes that can be expected to continue. Future technology or market changes, including the release and market acceptance of Windows 95, may cause certain products to become obsolete more quickly than expected. This may result in an increase in required inventory reserves and, therefore, reduced gross margins and net income. In addition, as part of the software creation process, modifications may have to be made to shipping versions of Delrina's products. This may result in significant inventory rework costs.

    In future periods, changes in technology, sales mix and competition, including the release and acceptance of Windows 95, may affect Delrina's gross margins as a percentage of net sales. Sales mix affects costs since certain sales require the shipment of prepackaged disks and documentation, while others require either minimal disks and documentation, or make the customer responsible for all reproduction expenses.

    RESEARCH AND DEVELOPMENT

    Research and development costs consist principally of personnel, facility and equipment costs required to conduct Delrina's development projects and contracted development efforts. Delrina capitalizes its internal software development costs in accordance with Canadian GAAP. During fiscal 1995, research and development expenditures increased to C$13.9 million from C$6.8 million in fiscal 1994, or an increase of 104%. As a percentage of sales, research and development expenses rose from

6.7% to 10.5%. The increase is attributable to an increase in the number and scope of development projects undertaken, including localization of products for foreign markets and new product development in anticipation of the launch of Windows 95. Research and development expenses increased from C$2.2 million in fiscal 1993 to C$6.8 million in fiscal 1994, or an increase of 204%. As a percentage of sales, research and development expenses rose from 4.7% to 6.7%, reflecting continued development of new products.

    The market for Delrina's products is characterized by continuing technological change. Management believes that continued investment and support of research and development efforts must remain a priority in order to remain competitive and to maintain sales growth. Accordingly, Delrina anticipates that research and development expenses will increase in fiscal 1996 in order to complete products scheduled for release, as well as to translate and localize foreign-language versions of products and to develop new products. Additionally, Delrina intends to continue recruiting experienced software developers while at the same time considering the acquisition of complementary software businesses and technologies.

    While Delrina believes its research and development expenditures will result in successful product introductions, including products being developed for Windows 95, the uncertain outcome of software development projects means that increased research and development efforts will not necessarily result in successful product introductions due to technical difficulties, market conditions, competitive products and other factors.

    SALES AND MARKETING

    Sales and marketing expenses include salaries, sales commissions, travel expenses and facility costs for Delrina's marketing, sales, technical support and customer support personnel. Programs aimed at increasing sales, such as advertising, trade shows and promotional programs designed for specific sales channels are also included. Sales and marketing expenses increased to C$58.9 million in fiscal 1995 from C$33.6 million in fiscal 1994 and C$18.4 million in fiscal 1993. On an annual basis these expenses increased as a percentage of sales to 44% in fiscal 1995 from 33% and 38% in 1994 and 1993 respectively.

    The increase in sales and marketing expenses in fiscal 1995 is primarily attributable to the promotion of new products and versions, increased headcount associated with Delrina's expansion in Europe, the expansion of Delrina's sales and marketing force and an increase in corporate marketing activities. The decline in sales and marketing expenses as a percentage of sales from fiscal 1993 to fiscal 1994 is primarily due to the rapid increase in sales in fiscal 1994.

    Delrina believes substantial sales and marketing efforts are essential to achieve revenue growth and to maintain and enhance its competitive position. Accordingly, with the continued introduction of new and upgraded products as well as the expansion of its international operations, Delrina expects the expenses associated with these efforts to increase in dollar amount and to continue to constitute its most significant operating expense.

    ADMINISTRATIVE AND GENERAL

    Administrative and  general  expenses  include  the  financial,  information systems, human resources, legal and administrative operations of Delrina. Administrative and general expenses increased to C$17.1 million in fiscal 1995 from C$12.2 million in 1994 and C$6.5 million in 1993. On an annual basis, these expenses expressed as a percentage of sales have remained relatively steady at 13% in fiscal 1995 and 12% and 14% in 1994 and 1993 respectively. Increased spending on administrative and general expenses has been primarily attributable to the hiring of additional personnel, increased communication costs and the implementation of systems associated with supporting the overall company infrastructure.

    PURCHASED RESEARCH AND DEVELOPMENT

    In October 1992, Delrina acquired Amaze, Inc., a developer of content publishing software. A significant portion of the purchase price was allocated to purchased research and development, resulting in a charge of C$9.7 million to Delrina's operations in 1993. This charge is not deductible for income tax purposes. Under Canadian GAAP at that time, the portion of the purchase price allocated to purchased research and development was expensed in August 1994. In August 1994, Canadian GAAP was amended to require that such technology in process be capitalized and amortized. Accordingly, the purchased research and development components of the acquisitions made by Delrina in fiscal 1995 were capitalized.

    In June 1993, Delrina successfully concluded the acquisition of certain strategic software technologies for a purchase price of C$4.4 million which have been incorporated into versions of Delrina's existing products. As the acquired technologies did not meet with Delrina's criteria for capitalization, C$4.2 million of the purchase price was allocated to purchased research and development and charged to operations during fiscal 1993.

    FOREIGN EXCHANGE

    Delrina conducts business in many countries and transacts sales and incurs expenses in a variety of foreign currencies. The foreign exchange gain/loss costs are primarily due to the fluctuations that arise on the revaluation of assets and liabilities held in foreign currencies to Canadian dollars at the balance sheet date.

    Approximately 94% of sales in 1995, 93% of sales in 1994 and 90% of sales in 1993 were derived from sales denominated in foreign currencies. During fiscal 1995, the Canadian dollar fluctuated significantly as against other currencies. These fluctuations resulted in a net overall foreign exchange gain of C$1.0 million for fiscal 1995. The relatively weak Canadian dollar during fiscal 1994 resulted in a substantial exchange gain of C$2.8 million compared to a loss of C$0.2 million in fiscal 1993. The effect of currency fluctuations versus the Canadian dollar are partly offset to the extent that expenses of Delrina are incurred and paid for in foreign currencies. These balances mitigate a portion of Delrina's exposure to foreign currency adjustments by substantially offsetting assets denominated in foreign currencies with liabilities denominated in the same currency. This acts as a natural hedge in diminishing Delrina's transaction exposure.

    In order to facilitate more meaningful comparison of Delrina's results with comparable software companies, effective July 1, 1995, Delrina changed its reporting currency from Canadian to U.S. dollars. As substantially all of Delrina's sales, assets and liabilities are in U.S. dollars, Delrina expects that foreign exchange fluctuations in future periods will not be as significant.

    There can be no assurance that these strategies will be effective or that transaction losses can be minimized or forecasted accurately. Delrina does not hedge either its translation risk or its economic risk. Thus, fluctuations in exchange rates could affect Delrina's consolidated results of operations and financial condition in any particular financial period.

    INTEREST INCOME

    Interest income consists of income earned on cash and marketable securities balances held throughout the year. Interest income increased to C$3.2 million in fiscal 1995, compared with C$1.3 million and C$0.6 million in fiscal 1994 and 1993 respectively. Interest income increased from prior years due to rising interest rates and higher average cash balances.

    INCOME TAXES

    Delrina's effective tax rate continued to vary from the statutory tax rate of 44%. An analysis of the difference between the Canadian statutory and the effective income tax rate is presented in Note 5 to the Delrina Consolidated Financial Statements. Delrina has available material Investment Tax Credits ("ITCs"). These ITCs are used to reduce current and future federal taxes payable. Delrina expects that under current tax laws, it will continue to generate additional tax allowances and credits directly related to Delrina's ongoing research and development efforts.

    LEGAL PROCEEDINGS

    Delrina is involved in various litigation incidental to its business. An adverse result in any of such litigation could have a material adverse impact on Delrina. See Note 11 to the Delrina Consolidated Financial Statements.

    LIQUIDITY AND CAPITAL RESOURCES

    Working capital, which consists principally of cash and short-term investments and accounts receivable, was C$68.7 million at June 30, 1995, compared to C$73.3 million at June 30, 1994. Cash and short-term investments decreased C$25.9 million to C$36.6 million at June 30, 1995, primarily as a result of the investing activities described below. A substantial portion of Delrina's cash and short-term investments is invested in high grade discount commercial paper. Delrina has no long term debt and at present has no commitments or agreements which will require that long term debt be incurred.

    Accounts receivable increased by C$15.1 million to C$36.1 million in fiscal 1995, primarily due to the increasing product revenues. Days sales outstanding increased to 105 days at June 30, 1995, up from 53 days at June 30, 1994. The high days sales outstanding resulted primarily from the granting to many of Delrina's distributors extended payment terms in order to allow them to effectively market Delrina's products and to retain shelf space. Bad debts written off totaled approximately C$0.2 million in fiscal 1995 and C$0.5 million in fiscal 1994. Delrina's credit department constantly monitors the financial stability of all its distributors and takes the appropriate actions to collect accounts receivable from those with deteriorating financial positions.

    The main sources of cash outflow in fiscal 1995 were cash used for investing activities, including C$10.0 million used to purchase property and equipment, C$6.4 million used to acquire complementary software technologies, the investment of C$8.7 million in capitalized software and the use of C$1.1 million in operations. This decrease in cash was offset by the cash provided by the exercise of employee and other stock options of C$2.2 million. Delrina anticipates that capital expenditures for computer and office equipment for fiscal 1996 will continue to grow as computer systems are upgraded to take advantage of new technologies and to support Windows 95. As technology changes rapidly in the computer software industry, Delrina cannot predict what expenditures for technology acquisitions it will make in future fiscal periods. Delrina thus cannot assess how much of its cash reserves it is planning to spend on technology acquisitions in future periods.

    The two primary sources of cash flow in fiscal 1994 were C$13.4 million of cash generated by operations and C$40.2 million in net proceeds from the issuance of 1.5 million common shares by way of a public offering in February 1994. This increase was partially offset by cash used for investing activities, including C$6.4 million to purchase property and equipment, C$1.6 million to acquire complementary software technologies and the investment of C$3.5 million in research and development

    Delrina's principal commitments at June 30, 1995 consisted of obligations under operating leases and certain royalty agreements with minimum payment clauses.

    Delrina has a C$2.0 million bank line of credit with a Canadian chartered bank, which may be used from time to time to facilitate short-term cash flow. At June 30, 1995, there were no borrowings outstanding under this credit facility.

    It is anticipated that significant expenses will be incurred by Delrina in connection with the Transaction. See Note 13 to the Delrina Consolidated
Financial Statements. These expenses principally include fees for legal, accounting and financial advisory services, as well as severance, relocation and facilities costs related to the Transaction. These expenses will have a significant adverse impact on Delrina's future profitability and financial resources. Based on management's assumptions regarding future events, including the successful closing of the Transaction, Delrina believes its financial reserves and funds provided by ongoing operations will be sufficient to satisfy its current anticipated cash requirements for fiscal 1996.

                         INFORMATION CONCERNING DELRINA

BUSINESS

    GENERAL

    Delrina designs, develops, markets and supports software products and services in the fax and data communications, electronic forms and consumer software markets. Delrina's business strategy is to establish technical and market leadership in niche markets with mass market appeal.

    Delrina was formed by the June 28, 1985 amalgamation, under the OBCA, of Carolian Systems International Inc. ("Carolian") and a wholly-owned subsidiary. In July 1988, Carolian acquired a majority interest in Delrina Technology Inc. and subsequently became its sole shareholder. In November 1989, Carolian changed its name to Delrina Corporation.

    Delrina's subsidiaries, all of which are directly or indirectly wholly owned, and their respective jurisdictions of incorporation are as follows:

SUBSIDIARY                                                    JURISDICTION
----------------------------------------------------------  -----------------
Delrina (Delaware) Corporation                              Delaware
Delrina (US) Corporation                                    California
Delrina (Washington) Corporation                            Washington
Delrina (Seattle) Corporation                               Washington
Delrina (Boston) Corporation                                Massachusetts
Delrina (Canada) Corporation                                Ontario
CRS Online Ltd.                                             Ontario
1087013 Ontario Limited                                     Ontario
Delrina (Wyoming) Limited Liability Company                 Wyoming
Delrina (International) Corporation                         Barbados
Delrina (U.K.) Corporation Limited                          England
Delrina (Germany) GmbH                                      Germany
Delrina (France) Corporation SARL                           France

    In 1988, Delrina introduced its first product in the PC forms software market and in 1990 introduced its first product in the PC fax software market. Delrina has updated and improved these products to meet the changing needs in their respective markets and anticipates that it will continue to develop and market products in these categories. Since the introduction of its first PC software product in 1988, Delrina has shipped or licensed over ten million units of PC software worldwide.

    Delrina's major products can be used on all popular PCs and run on the Windows graphical user interface ("GUI"). Certain of Delrina's products also support DOS and Macintosh operating systems.

    THE PC FAX SOFTWARE MARKET

    Fax technology emerged during the 1980's as a simple, inexpensive method for image based point-to-point document transmission and, as a result, faxing has become ubiquitous in the business environment. As PCs and faxing have proliferated, PCs have increasingly been used to transmit, receive and manage fax transmissions. PC faxing enables users to transmit output to any fax machine (including to any computer equipped with fax software and a fax modem), while allowing PC users with a fax modem to receive and save faxes to disk.

    The combination of PC fax software and declining hardware component costs has resulted in fax modems being bundled with an increasing number of new desktop and portable PCs. PC faxing has distinct advantages over the fax machine, including greater convenience, document quality, confidentiality, portability, ability to store and edit faxes in the computer and lower operational and supply costs. The decline in price of fax modems and boards has accelerated the growth of the installed base of fax-capable PCs. Fax products designed for personal computer networks and wireless communications are expected to facilitate further growth.

    THE PC DATA COMMUNICATIONS SOFTWARE MARKET

    PCs and computer networks are becoming the focal point for gaining access to and managing many kinds of communication services. An example of the convergence of computers and telecommunications is the Internet, which was created by the United States military as a backup national communications network and which initially was primarily used by academics to share information. The Internet has now become an increasingly important business tool that now links individuals in more than 100 countries.

    Delrina believes that facsimile transmission technology will be a key element in computer/ telecommunications integration, particularly in the area of messaging, and that data communications software including transmission, receipt and management software and services, will become a critical factor in delivering enhanced productivity for the extended electronic communication network.

    THE COMMUNICATIONS SERVICES MARKET

    The desire of PC users to communicate data to a wide group of recipients, the proliferation of electronic mail networks and the mobility of users have laid the foundation for a new class of software driven communications services accessible to PC users. These include fax broadcast, fax mailbox and related ancillary services which provide greater efficiency and productivity than traditional alternatives.

    THE PC FORMS SOFTWARE MARKET

    Businesses and other organizations worldwide generate billions of forms annually, most of which are paper forms. Forms automation offers substantial efficiencies and cost savings in capturing, storing and distributing information by ensuring timely, accurate one-step data entry and retrieval. The PC based forms processing market encompasses forms software products which are designed to replace conventional means of producing and using pre-printed forms (i.e. software for designing, filling-in and printing forms) and forms-based workflow development tools which are designed to integrate electronic forms with networks, electronic mail and enterprise-wide data bases to enhance business workflows.

    PC forms software automates the design, modification, storage, filling-in, printing, communication and management of high quality business forms and data on PCs. A high-end forms processing solution can serve users throughout the various stages of forms automation, including forms design, print-on-demand, electronic filing, data storage and retrieval and electronic transmission and routing.

    The rapid development of standards for PC graphical computing, networking and databases continues to create increased interest in PC forms software. A combination of the increasing replacement of mini and mainframe computers by PCs and increased publication of software for business applications, client/server development tools, databases and electronic mail systems are expected to facilitate further growth.

    CONSUMER SOFTWARE MARKET

    The consumer software market has grown significantly over the past few years as a result of several major trends. These trends include: the increasing installed base of PCs in the home, the improved multimedia capabilities of PCs and the increasing demand for a greater number of value-priced software applications in order to take full advantage of these multimedia capabilities. In addition, consumers are exposed to software purchase opportunities from a wide variety of sources and with increased frequency.

    Further, the convergence of the utility-orientation of the computer with the information-delivery function of the computer has created new opportunities in electronic content publishing. Delivery vehicles at the low end of the market include theme-based screen savers and on the high-end include fully-functional, self-contained delivery applications such as calendars, time managers, games, education titles and personal newspaper applications.

    PRODUCTS AND SERVICES

    Delrina's products and services are organized into five product groups: PC fax software; data communications software; communications services; PC forms software and consumer software. The following table summarizes Delrina's principal products (both existing and to be shipped) by product group and the operating systems on which they run:

PRINCIPAL PRODUCTS                                                            OPERATING SYSTEM(S)
------------------------------------------------------------------------  ----------------------------
PC FAX SOFTWARE
    WinFax 7.0 for Windows 95                                             Windows 95
     (not yet shipped)
    Delrina NET SatisFAXtion                                              Windows
    WinFax PRO 4.0                                                        Windows
    WinFax Lite                                                           Windows
    DosFax Lite                                                           MS-DOS
    DosFax PRO 2.0                                                        MS-DOS
    Delrina FaxPRO 1.5 for Macintosh                                      Macintosh
    WinFax PRO for Networks                                               Windows

DATA COMMUNICATIONS SOFTWARE
    WinComm 7.0 for Windows 95                                            Windows 95
     (not yet shipped)
    CyberJack 7.0 for Windows 95                                          Windows 95
     (not yet shipped)
    WinComm PRO 7.0 for Windows 95                                        Windows 95
     (not yet shipped)
    WinComm PRO                                                           Windows
    Delrina CommSuite 7.0 for Windows 95                                  Windows 95
     (not yet shipped)
    Delrina CommSuite for Networks                                        Windows
    Delrina Communications Suite                                          Windows

COMMUNICATIONS SERVICES
    Delrina Fax MailBox Service                                           Windows
    Delrina Fax Broadcast Service                                         Windows

PC FORMS SOFTWARE
    FormFlow                                                              Windows/Unix/MS-DOS
    PerForm for Windows                                                   Windows

CONSUMER SOFTWARE
    Echo Lake 1.0                                                         Windows/Macintosh
    Delrina Flintstones Screen Saver                                      Windows/Macintosh
    Delrina Far Side Screen Saver                                         Windows/Macintosh
    Delrina Intermission 4.0 Screen Saver                                 Windows/Macintosh
    Dilbert Screen Saver                                                  Windows/Macintosh
    Delrina Opus 'n Bill Screen Saver (2 titles)                          Windows/Macintosh

    DELRINA'S PC FAX SOFTWARE

    To date, Delrina has sold over ten million copies of its PC fax software products and it believes it is the leader in the PC fax software market. Delrina's fax software products have won over 30 industry awards, including the 1993 PC/COMPUTING Usability Award, the WINDOWS MAGAZINE Reader's Choice Award, the Best Buy Award from PC TODAY in the United Kingdom and the WINner Award from WINDOWS MAGAZINE in Germany.

    Delrina believes that its PC fax software products provide a combination of distinguishing features including cost effectiveness, ease of use, extensive compatibility with modems and PC operating systems, flexibility, customization options and a wide variety of applications including phonebooks, document management and optical character recognition.

    Delrina has developed PC fax software products that optimize personal productivity for different levels of PC fax usage. Delrina markets different products for different types for users (e.g. LITE, PRO and Network versions) and within each version there are varying degrees of functionality. For instance, a novice using "PRO", can begin faxing almost immediately, while the product's feature set is intended to satisfy the needs of more demanding users. In addition, Delrina has introduced a network version of its fax software, allowing multiple users access to the fax modem resources of a local area network ("LAN") in a cost effective and controlled fashion. Delrina has also recently integrated its fax software with an easy to use data communications package which allows a user to run both fax and data communications applications at the same time. Delrina intends to add varying degrees of voice capability to its products.

    WinFax PRO 7.0, expected to be shipped in the second quarter of fiscal 1996, is intended to allow users to send, receive and manage faxes in Windows 95. WinFax Pro 7.0 is expected to provide true background faxing, which will allow users to continue working on other applications while sending a fax, and enhanced file compression, which will increase the speed at which faxes are transmitted. Other features include "Delrina Pager" which is expected to allow a computer to page a user to alert him or her of incoming voice and fax messages, and "call identify" which will allow a user to view the incoming fax or phone number on the user's computer screen before answering the phone. In order to use the call identity feature of WinFax PRO 7.0, users must subscribe to their local telephone company's service.

    Delrina NET SatisFAXtion is a network fax product focused on the larger corporate marketplace. While WinFax PRO for Networks focuses on the workgroup or departmental level, Delrina NET SatisFAXtion is focused on the enterprise. Delrina NET SatisFAXtion provides enterprise users with the same capabilities as WinFax PRO for Networks. Requiring a dedicated fax server computer, NET SatisFAXtion delivers security, auditing and detailed billing features required in the enterprise environment.

    WinFax PRO 4.0 marked a major upgrade in features and functionality to Delrina's award winning fax software products. The added features and enhancements include a new streamlined, drag-and-drop interface, a "customizable" phone book and an enhanced viewer which enables users to "clean up" faxes or quickly rotate any faxes that have been received upside down. WinFax PRO 4.0 combines advanced faxing features such as functionality for mobile users and integration with popular e-mail systems with relative ease and usability. The fourth generation of WinFax also includes binary file transfer and "Microsoft at Work" capability which enables users with a class 1 modem to transmit not just images of documents, but the actual working files themselves. Delrina attributes much of its sustained market growth and significant increases in revenue to the introduction of WinFax PRO 4.0.

    WinFax Lite and DosFax Lite are OEM versions of Delrina's retail fax software products for Windows and DOS users, respectively, and have been bundled by over 100 PC and fax modem manufacturers and software vendors. These products offer basic fax functionality and can be upgraded to Delrina's full-featured retail products.

    DosFax PRO 2.0 is Delrina's DOS version of WinFax PRO. The product allows users to send, receive and manage all fax activities while working in any DOS application without interruption, offering easy to use Windows-like features in the DOS environment.

    Delrina FaxPRO 1.5 for Macintosh is Delrina's Macintosh version of WinFax PRO. The product allows users to send, receive and manage all fax activities while working in any Macintosh application without interruption. Delrina has also developed Clear Fax for Macintosh users which provides superior image quality output.

    WinFax PRO for Networks is Delrina's network version of WinFax PRO. While LANs have become widespread in many organizations, Delrina believes that only a small percentage of this installed base has a network fax system. WinFax PRO for Networks is a cost-effective, flexible and "expandable" solution to provide multi-user access to a network's fax modem resources in an efficient and controlled fashion. WinFax PRO for Networks is designed to work with most popular network operating systems including Novell NetWare, Novell NetWare Lite, Artisoft LANtastic and Microsoft Windows for Workgroups, without the need for a dedicated fax server. In addition, WinFax PRO for Networks offers comprehensive support for the most common e-mail packages, enabling users to receive faxes directly to their e-mail.

    DELRINA'S DATA COMMUNICATIONS SOFTWARE

    Delrina CommSuite 7.0, expected to be shipped in the second quarter of fiscal 1996, combines Delrina WinFax PRO 7.0, Delrina Cyberjack 7.0 and Delrina WinComm PRO 7.0 into one affordable suite. Specifically designed for Windows 95, the suite should enable users to perform true multitasking and multithreading, allowing them to send and receive faxes, voice mail, e-mail and pager messages completely in the background. Other features include drag and drop interface, easy-to-use help wizards, long filenames, MAP/TAPI support and UNIMODEM. Delrina CommSuite 7.0 is compatible with Microsoft Exchange and enables users to send and receive Internet e-mail. It is expected to provide voice and telephone capabilities which enable a PC to perform as a full-featured answering machine and advanced telephone. Finally, Delrina CommBar is expected to provide users instant access to the status of all communications activities.

    Delrina Cyberjack 7.0, expected to be shipped in the second quarter of fiscal 1996, will allow users to access the Internet on Windows 95 with a single point-and-click. Delrina Cyberjack 7.0 will include Internet e-mail and will come with an updatable guidebook to assist users to quickly access information through the Internet. Delrina Cyberjack 7.0 will allow a user to choose his or her own Internet service provider or will choose a provider automatically.

    Delrina WinComm PRO 7.0, expected to be shipped in the second quarter of fiscal 1996, will allow users to connect to hundreds of bulletin board systems and popular on-line services such as Compuserve. It will support the most popular file transfer protocols, terminal emulations and modems. WinComm PRO 7.0 will include user definable columns and rows, support for sound and a graphical interface format viewer to view files as they are downloaded. Other features are expected to include virus detect, a host mode, a Backscroll Buffer, split screen capability and a PKZIP manager to conserve valuable disk space.

    WinComm PRO features predefined links to most popular on-line services including MCI Mail, CompuServe, GEnie and AT&T Mail, and can be used to connect to bulletin boards, mainframes and remote PCs. WinComm PRO incorporates a powerful scripting language that allows users to completely customize and automate communications sessions, and features an on-line virus detector which checks for over 300 common viruses as files are downloaded.

    Delrina Communications Suite is a retail product that includes both WinFax PRO and WinComm PRO, integrating fax and data communications functionality. Delrina Communications Suite allows both fax communications and data communications software to address the same fax modem hardware without the technical difficulties that normally occur when fax and communications software are operated simultaneously.

    Delrina CommSuite for Networks 2.1 is the network version of Delrina Communications Suite and combines the network version of WinFax PRO with a network version of WinComm PRO. This product allows network users to utilize the same fax modem hardware for both network faxing and network data communications. Delrina believes that CommSuite for Networks is the first product available in the market with such capabilities.

    DELRINA'S COMMUNICATIONS SERVICES

    Delrina Communications Services was established by Delrina in November 1993 in response to customer demand, project differentiation, the projected growth and demand for enhanced communications services, the convergence of the PC and telecommunications services industries and the opportunity to leverage Delrina's installed base. Delrina's goal is to establish itself as a leading supplier of enhanced communications services that will enable desktop and mobile users to manage their fax, data and voice messages more easily and effectively.

    Delrina Fax MailBox Service offers subscribers a "virtual" fax mailbox with their own "800" number, eliminating the need to leave their PCs running all the time or the need to maintain an additional phone line for their fax device in order to always be able to receive a fax. Delrina Fax Mailbox Service receives and stores faxes until the subscriber decides to retrieve them. Subscribers can retrieve their faxes at any time directly into WinFax PRO 4.0 or higher, or by simply dialing into their mailbox by phone and forwarding all their faxes to any fax device. The Delrina Fax Mailbox Service allows users to retrieve faxes directly to their computer without the use of WinFax PRO. The service also includes a voice messaging capability and options for international access and paging notification.

    Delrina Fax Broadcast Service enables PC users to broadcast a fax message by using any industry standard modem and WinFax PRO 4.0 or Delrina Communications Suite software. Users can send a fax transmission to up to 500 recipients virtually simultaneously with a single toll-free call from their PC. Control of the distribution list is maintained on a real-time basis on the user's own PC, and broadcast faxes retain their original layout, formatting and quality. Delrina Fax Broadcast Service represents an efficient and cost-effective alternative to traditional methods of distributing printed information such as the postal service, courier, office fax machine or existing fax broadcast services. Users can subscribe for the service on a pay-as-you-use basis with billing made directly to a credit card or corporate account administered by Delrina.

    Bulletin Board Systems. In March 1995, Delrina acquired CRS Online Ltd. (formerly Canada Remote Systems, "CRS"), Canada's largest bulletin board system with approximately 10,000 subscribers. CRS recently began to offer Internet access to its customers. Current features include a comprehensive host of Internet services, such as PING, Finger, Gopher, FTP and Telnet. CRS is planning to release a web browser and inter relay chat functionality to enhance its bulletin board services. Delrina may dispose of the CRS assets but the effect of such disposal of assets would not be material to Delrina's business.

    DELRINA'S PC FORMS SOFTWARE

    Delrina has become a leader in the forms processing market by offering forms solutions for PCs and other hardware platforms ranging from simple forms design, filling and printing to comprehensive forms-based workflow automation solutions. With more than one million copies shipped to date, Delrina's forms software is sold to a variety of government departments and agencies and commercial organizations. Delrina's products have received numerous industry awards, including "Recommended" from Windows Magazine in June 1995, "Government Best Buy" from Federal Computer Week in March 1995, "World Class Award" from PC World in July 1995, "Editor's Choice -- Forms" from PC Magazine in May 1994, "Editor's Choice -- Workflow" from PC Magazine in June 1994 and "Best Forms Processing Software" from Infoworld -- Electronic Forms Review in May 1994.

    Delrina markets its forms software in two configurations, a Forms Starter-Kit and Forms Filler. Organizations wishing to create, customize or modify their forms electronically use the Starter-Kit for designing and testing electronic forms on a computer. After the electronic form is distributed, it can be filled in on-screen by anyone with a copy of Forms Filler. Delrina believes this configuration will enhance penetration of its forms software into major accounts because it delivers the appropriate functionality to meet the needs of different users in the organization.

    FormFlow is believed by Delrina to be the industry's most advanced PC-based forms solution for building workflow automation solutions which integrate forms design, database and electronic mail

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
applications. FormFlow is a LAN based workflow automation product which works in a heterogeneous enterprise environment supporting multi-vendor e-mail, operating systems and databases. FormFlow is unique in using the binary file transfer capabilities of WinFax PRO to enable users to send actual data files rather than the traditional bitmap images normally associated with conventional faxing. As a result, customers are currently able to create viable and affordable alternative electronic communications solutions. The product supports leading network-based e-mail systems including Microsoft Mail, Lotus cc:Mail and Notes and Banyan eMail. FormFlow also comes with a tracking application to let users keep up-to-date on the status of the forms routed across the network.

    In addition, FormFlow comes with ready-to-use forms applications including contact management, work order, customer lead tracking and personnel information. FormFlow, now in its sixth release, includes an advanced macro language called Intelligent Forms Language ("IFL") which enables users to develop and customize workflow solutions and to automate forms routing based upon established business rules and procedures. The product provides comprehensive support for most PC database formats including dBASE, Paradox, Clipper, ASCII, Oracle, Microsoft SQL Server, DB2 and OS/2 Data Manager and enables users to access multiple databases at the same time. FormFlow provides additional database connectivity to Lotus Notes, Oracle, Sybase and other databases through an industry database standard known as ODBC (open database connectivity).

    FormFlow allows people with little or no programming experience to quickly create sophisticated forms applications with conditional logic and deploy them across their organization using their existing heterogeneous networks, e-mail systems and databases. In 1994, FormFlow was awarded two PC MAGAZINE Editors' Choice Awards for both the electronic forms and workflow automation software categories.

    PerForm for Windows is Delrina's first forms designer specifically for the small office and home office market. It combines form design and fill-in capability in one product. PerForm for Windows generates forms automatically in response to questions posed by PerForm for Windows. As a result, forms design is simple, allowing small business to produce professional-looking forms easily.

    DELRINA'S CONSUMER SOFTWARE

    Delrina's consumer software unit was created in October 1992 when Delrina purchased Amaze, Inc. (now Delrina (Washington) Corporation) in order to take advantage of the growing trend in content-based consumer software. In fiscal 1994, Delrina established a foothold in this emerging market, and has expanded the product line to include multimedia applications.

    Echo Lake 1.0 takes advantage of multimedia technology to enable users to record their personal and family stories, complete with text, digitized photos, voice and sound clips, video capture and other media. Stories can be printed in a book format or copied to diskette as a read-only version that can be given to others. Echo Lake also includes the Inspirator, which contains 2,500 historical, trivia and interview-style questions, and Memory Starters, which assist users to "fill in the blanks". The CD-ROM release of Echo Lake also contains a significant amount of content, such as 250 historical photos, 250 clip art images, 250 sound bites and 86 video clips of the 20th century that can be incorporated into stories. Echo Lake is a place to create a personal multimedia album. It takes advantage of multimedia technologies supporting a photo-realistic and 3-D interface. It offers several ways in which users can create accounts of their life experiences and prepare copies of their personal "books" in print, or in electronic form to share with others on diskette or through on-line services.

    Delrina's  Screen  Savers   offer  Windows-   and  Macintosh-based   imaging
capabilities, with various content-based screen saver displays. These products take advantage of multimedia capabilities of PCs, including sound support. Delrina's screen saver titles include Delrina Intermission, The Flintstones, Gary Larson's The Far Side, Berkeley Breathed's Opus 'n Bill (2 titles) and Scott Adams' Dilbert.

    COMPETITION

    The long-term success of any software product is based principally on product features, performance, ease of use, reliability, hardware compatibility, operating system compatibility, brand name

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recognition, product reputation, levels  of advertising, pricing,  merchandising and training, quality of
customer support, timeliness of product upgrades, the lack of competing products being introduced by competitors and the capability of the software developer to introduce new complementary products.

    Delrina competes with other software vendors for access to distribution channels through OEMs or value-added resellers ("VARs"), retail shelf space and the attention of customers at the retail level and in corporate and government accounts. Delrina also competes with other software companies in its efforts to acquire software technology developed by third parties. Delrina believes that, in the future, competition in the industry will intensify as major software companies expand their product lines.

    In the past year pricing pressures have intensified in the PC software applications market and Delrina believes that price competition, with its attendant reduced profit margins, may become a more significant factor in the future. Site and enterprisewide licensing (permitting large volume customers to copy a program and its documentation for use within a particular site or within an enterprise at discounted prices), discount pricing for large volume distributors and retailers, product bundling promotions (whereby products of one vendor are bundled with the products of one or more others at a price significantly more attractive to the purchaser than buying each product separately) and competitive upgrade programs are potential forms of price competition that may become more prevalent. In addition, LAN versions of products are generally priced lower per user than individual copies of the same products. Delrina continues to review product pricing in response to market conditions.

    The PC software industry is dominated by Microsoft. Due to its market dominance and the fact that it is the publisher of the most prevalent PC operating platforms (DOS and Windows), and of the highly anticipated Windows 95 PC operating platform, Microsoft represents a competitive threat to all PC software vendors, including Delrina. It has the technical and financial ability to include, within DOS, Windows and Windows 95, applications which compete with Delrina's products. Windows 95 includes basic PC fax capabilities. The inclusion of enhanced fax, forms and/or enhanced communications applications in DOS, Windows or Windows 95 or the sale of such applications on a standalone basis by Microsoft could have a material adverse effect on Delrina's sales.

    With respect to many of the markets in which Delrina competes, some of Delrina's competitors have larger technical staffs, more established and larger marketing and sales organizations, larger established customer bases and significantly greater financial resources than Delrina. These advantages could be used by such competitors to support relatively long-term discount pricing, saturation marketing and marketing promotions in order to achieve market share.

    PC FAX SOFTWARE. Delrina believes it is the PC fax software market leader based on sales performance and industry awards received. The wide acceptance of PC faxing among end users has encouraged a great number of product entries. Delrina believes that there are at least 25 competing products available in the market. Delrina's WinFax PRO 4.0 competes principally with products from Phoenix Corp., Traveling Software Inc. and SofNet Inc.

    It is Delrina's objective that Delrina WinFax PRO 7.0 for Windows 95 be the first fully functional fax application to take full advantage of Windows 95. WinFax PRO 7.0 has been specifically built to run under Windows 95, using many of the technologies supported in Windows 95 such as MAPI, TAPI and OLE 2.0. Microsoft's "Windows for Workgroups" and Windows 95 provide basic fax functionality with capabilities comparable to WinFax Lite. Upgrades to Windows 95 may include capabilities similar to more advanced versions of WinFax.

    Although Delrina believes that there are no clear leaders in the stand-alone software-only fax software market for Macintosh, Delrina believes that Global Village Inc. has a strong position in this segment of the fax software market based on its sales of modems with which it bundles fax software products for Macintosh.

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
    PC DATA COMMUNICATIONS SOFTWARE. Delrina believes that it is among the leaders in the PC data communications software market based on sales performance. As with PC fax software, the wide acceptance of data communications software by end users has encouraged a large number of product entries. Delrina believes that the products which principally compete with its products in this market include DataStorm Inc.'s ProComm and DCA Inc.'s Crosstalk. Microsoft, which has introduced low-level communications capabilities in its current products, is also a competitor in the PC data communications software market. Delrina believes that future upgrades of Windows or Windows 95 may include enhanced data communications capabilities.

    With the introduction of Cyberjack, Delrina will enter the highly competitive and rapidly changing Internet products market. Delrina believes that Cyberjack will principally compete with Netscape's Netscape Navigator, Spry/Compuserve's Internet in a Box, NetManage's Internet Chameleon, Quarterdeck's Internet Suite and Wollongong's Emissary, as well as Internet access products offered by operating systems vendors IBM and Microsoft and commercial information service providers Compuserve, America Online and Prodigy.

    COMMUNICATIONS SERVICES. Delrina believes that it will continue to face competition in the communications services market from both computer hardware and software producers in addition to members of the on-line services and telephone and telecommunications industries. Delrina believes that Microsoft may enhance the communications services it currently provides in connection with its software products.

    PC FORMS SOFTWARE. While Delrina believes it is the PC forms software market leader based on the sales performance and industry awards received in respect of its PerForm and FormFlow software product lines, other companies have introduced competing products. Delrina believes that its major competitors in the PC forms and workflow software market include Word-Perfect Corporation (Novell), Lotus Corporation, Microsoft and JetForm Corporation.

    As the PC forms market evolves, it is increasingly attracting a mix of technology-related companies. Companies such as Apple Computer, Microsoft, Banyan and Reach, Inc. are introducing products that approach the use of forms from the e-mail work flow perspective.

    CONSUMER SOFTWARE. Delrina obtains a competitive advantage for its content-based consumer products to the extent it obtains exclusive licenses for the content used in such software products. Terms for such licenses range from one to five years. Apart from content, competition between software vendors currently focuses on the delivery vehicle (e.g. the screen saver, calendar or diary). Delrina believes that the Opus'n Bill, Dilbert and Intermission screen savers have developed strong customer recognition. Delrina believes that its principal competitors in the consumer content software market are Berkeley Systems Inc. and Individual Software, Inc.

    Delrina may derive a competitive advantage in the multimedia market from its introduction of Echo Lake. Other than associated software products like family tree products, Delrina believes that no significant competition exists for Echo Lake. Echo Lake is designed to capitalize on the home multimedia marketplace and the trend for new applications in this market.

    MARKETING, SALES AND DISTRIBUTION

    Delrina's products are sold to and used by a broad customer base, including businesses, educational institutions, government departments and individuals. Delrina's marketing strategy targets five principal areas of product revenue:
(i) distribution to retail outlets through distributors; (ii) large corporations; (iii) government agencies; (iv) OEMs, VARs and system integrators; and (v) international sales (comprising all sales outside of North America).

    In North America, Delrina's products are distributed to retail outlets primarily by major independent distributors such as Merisel Inc. and Ingram Micro Inc. Delrina employs a distribution sales team to work closely with its distributor accounts on the management of orders, inventory levels, sell-through to retailers, as well as promotions and marketing activities.

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
    Delrina has agreements with various OEMs whereby Delrina's products can be bundled with the products of such manufacturers, or otherwise can be made available to the manufacturers' customers. Delrina has signed OEM agreements with numerous manufacturers who bundle Delrina's fax and/or content publishing software with their products, including IBM, Compaq, AST Research and Intel. Delrina has also established strategic marketing agreements with a number of Fortune 500 companies, that resell and support Delrina's forms software, including AT&T/GIS and General Electric Information Services.

    Delrina maintains a comprehensive program to expand its base of third-party consultants, such as developers, VARs, system integrators, LAN consultants, forms designers and trainers, who are developing applications or providing services with Delrina's software. This program provides a complimentary library of software, training, priority technical support, comprehensive technical information, developer forums, BETA program participation, and sales lead generation and referrals.

    Delrina also sells directly to corporate and government customers, with a sales force of 109 at June 30, 1995. Direct sales have resulted in major sales to international companies and government agencies.

    Delrina employs telemarketing and direct mail programs to offer existing and potential end users relatively low-cost enhancements to Delrina's products and offers users of its products an on-line registration capability. Delrina advertises regularly in selected computer user publications and periodically introduces promotions and incentive offers, such as customer rebates and special pricing for the purchase of upgrades. Delrina also participates at major international trade shows, professional conferences and PC user group events to reach its target markets.

    Delrina opened its first sales office outside of North America near London, England in 1990, which as of June 30, 1995 employed 52 full-time staff. In January 1993, Delrina established a sales office near Paris, France, which as of June 30, 1995 had 6 full-time staff, and Delrina established its third European office in 1994 by opening an office near Munich, Germany, which had 19 full-time staff as of June 30, 1995. These operations work with major local distributors and resellers and undertake direct sales to large organizations in their respective markets. Delrina's products are also sold through distributors in 29 other countries. Delrina has also established programs to "localize" products for various foreign markets. By the end of fiscal 1995, Delrina had localized more than ten new products in up to seven languages. These international sales efforts have resulted in rising revenue from international sales. For the fiscal year ended June 30, 1995, sales outside of North America accounted for approximately 20% of Delrina's overall revenue, up from approximately 10% in fiscal 1994.

    U.S. GOVERNMENT SALES

    Delrina also sells its forms software to various departments and agencies of the U.S. federal government. From 1989 to 1995, Delrina was an approved subconractor under a companion contract (the "Companion Contract") awarded by the U.S. Department of Defense to Government Technology Services Inc. as prime contractor. The Companion Contract served as the vehicle for Delrina to supply forms software products, such as Delrina's PerForm, to over 400,000 users in the U.S. government. The Companion Contract expired in September 1995. However, Delrina is presently an approved subcontractor under the Sustaining Base Information Systems ("SBIS") Contract awarded by the U.S. Army to Loral Corporation as prime contractor. Delrina does not expect that the expiry of the Companion Contract and its effective replacement (from the perspective of Delrina's ability to sell its forms software to various departments and agencies of the U.S. federal government) by the SBIS Contract to have a material effect on Delrina's future operating results.

    Delrina's PC forms software has been added to the General Sales Administration ("GSA") schedule master order list. The products on the GSA list are sold to the U.S. government through Delrina's distributors. In fiscal 1995, sales to the U.S. government represented approximately 10% of Delrina's revenues.

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
    Delrina   has  also  installed  an   on-line  electronic  forms  service  in
Washington, D.C. to allow DoD users to share the electronic forms they have developed using PerForm with other PerForm users in the U.S. government.

    RESEARCH AND DEVELOPMENT

    The software industry is characterized by frequent changes in technology and user preferences. Accordingly, Delrina must be able to provide new software products and modify and enhance existing products on a timely and continuing basis to be competitive. To accomplish this objective, Delrina employs a strategy of both internally developing software and, where appropriate, acquiring technology that will, in most cases, be enhanced by Delrina. Delrina believes that its ability to maintain technological competitiveness will depend in large part upon its ability to successfully enhance its existing products, develop new products and acquire complementary technologies and products in a timely manner. In general, Delrina expects to release major revisions to its key products approximately every 12 to 24 months.

    Delrina uses an integrated approach to product development which includes coordination of groups involved in marketing, research and development and quality assurance. Among other projects, Delrina is currently integrating voice capability with fax. Currently, WinFax Lite offers voice and fax capability. In addition, new foreign language versions of Delrina's key products are under development.

    The introduction of new or enhanced products requires Delrina to manage the transition from older, displaced products in order to minimize disruption in customer ordering patterns, avoid excessive levels of older product inventories and ensure that adequate supplies of new products can be delivered to meet customer demand. Delrina manages the transition to the new versions by taking a number of actions, including (1) notifying its distributors and other industry participants of the upcoming version in advance of its release, (2) instituting a limited return policy on existing versions following the launch of new versions and (3) notifying its third party manufacturers of anticipated product requirements. The length of Delrina's product development cycle has generally been greater than Delrina originally expected. Although such delays have undoubtedly had a material effect on Delrina's business, Delrina is not able to quantify the magnitude of revenues that were deferred or lost as a result of any particular delay, because Delrina is not able to predict the amount of revenues that would have been obtained had the original development expectations been met. Delays in product development, including products being developed for Windows 95, are likely to occur in the future and could have a material adverse effect on the amount and timing of future revenues.

    Delrina is committed to devoting significant resources to research and development activities. As of June 30, 1995, Delrina employed 247 people in its research and development group. Internal research and development activities are focused on the continued enhancement of forms and fax communications software and consumer software, with increasing emphasis on other types of communications software and services.

    In fiscal 1994 and 1995, Delrina's research and development expenditures totalled approximately C$6,806,000 and C$13,904,000, respectively.

    CUSTOMER SERVICE AND TECHNICAL SUPPORT

    Delrina believes that providing high quality technical support and customer service are important elements of the value that it provides its users. Delrina's technical support staff provides generally free unlimited support. In addition, end users can receive responses to inquiries via fax through an automated technical response system. A forum on the CompuServe Information System (commonly referred to as a bulletin board) is maintained in addition to Delrina's own electronic bulletin board service to provide users with a mechanism to provide feedback as well as receive technical updates and notes. Delrina has dedicated substantial resources to customer service and technical support, including, at June 30, 1995, 181 full and part-time employees, representing approximately 23% of its workforce.

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    MATERIALS AND COMPONENTS

    The principal materials and components used in Delrina's products include computer diskettes, user manuals and marketing materials. Manufacturing involves the duplication of computer media, user manuals and marketing materials, assembly of components, spot testing of the product and final packaging. Virtually all duplication, assembly and packaging of Delrina's products are currently performed by several third party production companies in accordance with Delrina's specifications. Delrina and such third party producers perform documentation and quality analysis functions. Delrina believes there is an adequate supply of, and source for, the raw materials used in its products and that multiple sources are available for media duplication, manual printing and final packaging.

    Delrina's products are generally shipped as orders are received and accordingly, Delrina has historically operated with only a small backlog of orders and inventory.

    LICENSES AND PRODUCT PROTECTION

    Delrina relies on a combination of contract provisions, technical measures, copyright and restricted access to its trade secrets to establish and protect proprietary rights in its technology. As is customary in the industry, Delrina licenses its software products to most end-user customers by way of a "shrink wrap" license. The terms of this license permit the purchaser to use the product on a single computer or the number of computers specified in the package/documentation accompanying the license, and to make a back-up copy. The purchaser is prohibited from providing the product or copies to additional users. Shrink wrap licenses have been found to be unenforceable under laws of certain jurisdictions. With certain large volume end users, Delrina has negotiated specific end-user license agreements.

    Delrina's software products are generally furnished to end users only in object code form. Due to the nature of Delrina's business, Delrina believes that the unauthorized copying of its object code by end users or competitors is not a significant concern, but that access to its source code by a competitor might enable the competitor to learn aspects of Delrina's technology. Accordingly, Delrina restricts access to the source code for its software products. In those limited cases where Delrina makes its source code available to third parties, it does so only where the third party agrees to maintain the confidentiality of the source code. In addition, while Delrina usually does not register any of its copyrights, it generally includes copyright notices in its software. Despite these precautions, it may be possible for a third party to copy or otherwise obtain and use Delrina's products or technology without authorization. In addition, effective copyright and trade secret protection may be unavailable or limited in certain foreign countries. Delrina believes that, due to the rapid pace of innovation within its industry, factors such as the technological expertise and creative skills of its personnel are more important to establishing and maintaining technological leadership than are the various legal protections of its technology.

    As the number of software products in the industry increases and the functionality of these products further overlaps, Delrina believes that software developers will become increasingly subject to infringement claims. This risk is potentially greater for companies, such as Delrina, that obtain certain of their products through publishing agreements or acquisitions, since they have less direct control over the development of those products. Additionally, an increasing number of software patents are being issued, some of which are very broad in nature. This increases the risk that Delrina's products may be subject to claims of patent infringement. Although such claims may ultimately prove to be without merit, they can be time consuming and expensive to defend.

    EMPLOYEES

    As at June 30, 1995, Delrina had a total of approximately 760 full-time employees, including 247 in research and development, 181 in customer service and technical support, 174 in sales and marketing and 154 in administration and operations. None of the employees is subject to a collective bargaining agreement. Delrina believes that its employee relations are good. Most key employees are

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shareholders in Delrina.  Delrina has  confidentiality agreements  with all  key employees and contractors for non-disclosure and safeguarding source code, knowledge and information regarding Delrina's business.

PROPERTIES

    Delrina's principal locations, all of which are leased, are as follows:

                                                                           APPROXIMATE SIZE   EXPIRATION OF
           LOCATION                              PURPOSE                   (IN SQUARE FEET)     LEASE(S)
-------------------------------  ----------------------------------------  ----------------  ---------------
CANADA
Toronto, Ontario                 Corporate Headquarters                           90,000        1996 to 2004
                                 Administration, marketing,
                                 research and development
                                 and support
UNITED STATES
San Jose, California             Sales, support and administration                45,000                2000
Bellevue, Washington             Sales, support and administration                 8,000                1996
McLean, Virginia                 Sales, support and administration                 4,000                1998
Boston, Massachusetts            Sales, support and administration                 4,500                1996
INTERNATIONAL
Borehamwood, Hertfordshire,      Sales, support and administration                 7,200                1999
 England
Grunwald, Germany                Sales, support and administration                 3,000                1996

LEGAL PROCEEDINGS

    CAROLIAN. Delrina has been involved in ongoing litigation to combat infringement of the intellectual property of a former division, Carolian, which division was sold in March 1993. On February 12, 1993 the Ontario Court (General Division) declined to grant a permanent injunction to Delrina, after having previously granted a preliminary injunction. The defendants subsequently filed a claim for damages allegedly resulting from the preliminary injunction granted in favor of Delrina. The defendants allege damages of approximately C$6,000,000, for lost revenues during the time in which the preliminary injunction was in place. The defendants have not yet provided evidence of the basis for the calculation of the amount of damages claimed, which, if awarded, would be material. Delrina intends to appeal the decision of the court not to grant a permanent injunction to Delrina and to contest the amount of damages, if any, sustained by the defendants. A date has not yet been set for the hearing regarding the defendant's claim for damages. This matter is in its early stages and Delrina believes that it has meritorious defenses and intends to vigorously defend all of the claims.

    AUDIOFAX. On April 25, 1995, AudioFAX, Inc. ("AudioFAX") instituted a civil action against Delrina, Delrina (Canada) Corporation ("Delrina Canada") and Delrina (US) Corporation in the United States District Court for the Northern District of Georgia. In its complaint, AudioFAX alleges that all three of the defendants have infringed two United States patents and certain copyrights of AudioFAX, that Delrina and Delrina Canada have infringed a Canadian patent of AudioFAX and that Delrina Canada has breached a non-disclosure agreement and misappropriated trade secrets of AudioFAX. The patents at issue appear to be directed to certain enhanced facsimile services using a store and forward facility. On June 14, 1995, the defendants filed (i) motions to dismiss the Canadian patent infringement and copyright infringement claims, (ii) a motion for a more definitive statement of the patent infringement claims and (iii) a partial answer directed to the claims of breach of the non-disclosure agreement and misappropriation of trade secrets. On June 28, 1995, AudioFAX filed oppositions to the three motions. On July 17, 1995, Delrina served reply memoranda in support of its motions to dismiss. On July 26, 1995, AudioFAX filed a motion for leave to amend its complaint. The defendants have consented to the filing of the amended complaint by AudioFAX and have agreed to withdraw their motions to dismiss the copyright infringement claim and for a more definite statement of the patent infringement claims. The parties have also agreed that the defendants' answer to the copyright and patent infringement claims will be due 20 days after the defendants' motion to dismiss the Canadian patent infringement claim is decided. Both AudioFAX and the defendants have initiated discovery by serving document requests and interrogatories. Additionally, Delrina has received a letter from AudioFAX that an additional patent will be issued and that it intends to amend its complaint to cover infringement claims relating to WinFax PRO at that time. This matter is in its early stages and Delrina believes that it has meritorious defenses and intends to vigorously defend all of the claims.

    IBM. Delrina received a letter dated June 8, 1995, from International Business Machines Corporation ("IBM") identifying twelve United States patents of IBM and offering to grant Delrina a license under the patents. Delrina and its outside patent counsel are reviewing the patents to determine the appropriate response.

    GREENTREE. During August 1995, Greentree Software Inc. ("Greentree") instituted a civil action against a predecessor corporation to Delrina Canada in the United States District Court for the Northern District of California. In its complaint, Greentree claims unspecified damages for alleged misrepresentations and negligent misrepresentations regarding the performance of Delrina's FormFlow software, as well as breach of an oral agreement. Delrina believes that it has meritorious defenses and intends to vigorously defend all of the claims.

    Given the importance of intellectual property for a technology company, from time to time, actions have been threatened or commenced against Delrina and certain of its affiliates, alleging patent infringement, copyright infringement, misuse of certain confidential information, breach of trust and unlawful interference with the plaintiff's business relationships. The plaintiffs' claims may include a request for an injunction which would, among other things, prevent Delrina from marketing any or all of its primary products or services. In each case Delrina retains counsel and vigorously contests the claim, and any request for an injunction or damages. There is no such case at present, which Delrina, after consultation with its litigation counsel, believes it will not be able to successfully defend. However, in the event that in any such case the plaintiff succeeded in obtaining an injunction or judgment against Delrina, the injunction or judgment could, depending upon its terms, have a material adverse effect on Delrina.

DIRECTORS AND MANAGEMENT

    The directors and executive officers of Delrina, as well as certain information regarding each of them, including the number of Delrina Common Shares beneficially owned or over which control or direction is exercised by each of them as of September 30, 1995, is set out in the following table.

                                                                                                  NUMBER OF
                                                                                                DELRINA COMMON
  NAME AND MUNICIPALITY OF RESIDENCE         AGE                     POSITION                    SHARES HELD
---------------------------------------      ---      ---------------------------------------  ----------------
Dennis Bennie (1)(2)                             42   Chairman of the Board of Directors and        1,024,115
 North York, Ontario                                   Chief Executive Officer
Mark Skapinker                                   41   President and Director                          625,765
 Toronto, Ontario
Albert Amato                                     37   Executive Vice President, Chief                 678,065
 Toronto, Ontario                                      Technology Officer and Director
Michael Cooperman                                44   Chief Financial Officer,                              0
 Thornhill, Ontario                                    Secretary-Treasurer and Director
George H. Clute (1)(2)                           46   Director                                              0
 Issaquah, Washington
Peter M. Farlinger (1)(2)                        56   Director                                         40,000
 Desboro, Ontario
Ashok Rao (2)                                    46   Director                                              0
 Mercer Island, Washington
Louis Ryan                                       39   Executive Vice President, World Sales           264,556
 San Jose, California

------------------------
(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

    Mr. Bennie co-founded Delrina and has served as Chairman of the Board of Directors and Chief Executive Officer since June 1988. He oversees all international expansion and financial activities. Prior to joining Delrina, Mr. Bennie co-founded and served as President of Ingram Software Ltd., one of Canada's largest software distributors, from 1984 to 1988.

    Mr. Skapinker co-founded Delrina and has served as President and a member of the Board of Directors since November 1989. He oversees all corporate development, marketing, market research/ product direction and communication services. Prior to joining Delrina, he managed all product development efforts at Batteries Included Inc. (a software publisher, subsequently acquired by Electronic Arts, Inc.) from 1984 to 1987. From 1987 to 1989, he was an executive officer of Schematix Computer Systems Inc.

    Mr. Amato co-founded Delrina and has served as Executive Vice-President, Chief Technology Officer and a member of the Board of Directors since November 1989. He is responsible for all product research and development activities. Prior to joining Delrina, Mr. Amato was a development analyst at the IBM Research Laboratory in Toronto from 1983 to 1987. From 1987 to 1989, he was an executive officer of Schematix Computer Systems Inc.

    Mr. Cooperman joined Delrina in April 1988 as acting Chief Financial Officer and has served as a member of the Board of Directors since November 1989 and as Secretary-Treasurer since October 1992. Mr. Cooperman directs all financial management and regulatory activities. Prior to joining Delrina he was Vice President of Finance at Ingram Software Ltd. from 1986 to 1988.

    Mr. Clute has served as a member of the Board of Directors since October 1992. Mr. Clute is a venture capitalist with over 20 years experience in the financing and development of emerging growth companies. He is a founding general partner of Rainier Venture Partners and Olympic Venture Partners, venture capital funds based in the Pacific Northwest United States. Mr. Clute's experience includes corporate finance and corporate banking positions with The First National Bank of Chicago and Rainier National Bank. Mr. Clute also serves on the board of directors of Logic Modelling, Inc.

    Mr. Farlinger has served as a member of the Board of Directors since September 1988. Mr. Farlinger is a private investor and has served as President of the Urban Development Institutes of both Ontario and Canada.

    Mr. Rao has served as a member of the Board of Directors since October 18, 1994. Mr. Rao is the Chief Executive Officer of Mid-Com Communications and has served in such capacity since 1990.

    Mr. Ryan co-founded Delrina and had served as Senior Vice-President, U.S. Sales and Operations from November 1989 to January 1994 when he was appointed to his current position. Mr. Ryan oversees all sales activities and programs. He also manages Delrina's operations in San Jose, California. Prior to joining Delrina, Mr. Ryan was Director of Sales for Borland International Inc., from 1985 to 1988 and was a co-founder and Vice President of Sales for Living Videotext (subsequently acquired by Symantec) from 1983 to 1985.

EXECUTIVE COMPENSATION

    COMPOSITION OF THE COMPENSATION COMMITTEE

    During the fiscal year ended June 30, 1995, the Compensation Committee of the Delrina Board of Directors was composed of Dennis Bennie, the Chairman and Chief Executive Officer of Delrina, and George Clute, Peter Farlinger and Ashok Rao, each of whom is an outside and unrelated director (See "-- Statement of Corporate Governance Practices").

    REPORT ON EXECUTIVE COMPENSATION

    The overall goal of Delrina's compensation program is to ensure that executive compensation is consistent with Delrina's business plans, strategies and goals. The specific goals of the Compensation Committee are to ensure that the necessary policies and processes are in place to ensure that management of Delrina is fairly and competitively compensated. Individual executive compensation includes  base  salary, bonus  and  stock option  components.  Each component links pay with performance and reinforces specific job and organization requirements. Compensation guidelines with respect to the three components are established for employment positions based on job responsibilities and an annual review of compensation practices for comparable positions at comparable companies, including high technology companies of a similar size and scope.

    Base salary is recognition for discharging job responsibilities and reflects the executive's performance over time. Individual salary adjustments take into account performance contributions. Bonus awards recognize and reward accomplishments in a given year measured against specific quantitative goals of Delrina, including, in particular, earnings per share. Grants under the Delrina Option Plans are intended to provide long-term rewards linked directly to the performance of Delrina Common Shares. Delrina Options are granted based on the level of executive responsibility and competitive compensation practices. The grant of Delrina Options effectively integrates the long-term interests of critical employees with those of Delrina's shareholders. The Delrina Option
Plans reinforce an ownership perspective and encourage the loyalty of key executives.

    The Compensation Committee is responsible for recommending to the Delrina Board of Directors the compensation for Dennis Bennie, the Chairman and Chief Executive Officer of Delrina. This is achieved by taking into account various factors and criteria, including an annual evaluation of his performance against predetermined goals and criteria. The Compensation Committee reviews and approves the compensation of the Chief Executive Officer without him being present. The Compensation Committee also annually reviews with the Chief Executive Officer the performance of Delrina's other executive officers, and the relationship of their compensation to Delrina's performance.

    Presented by the Compensation Committee: Dennis Bennie, George Clute, Peter Farlinger and Ashok Rao.

    COMPENSATION OF CERTAIN OFFICERS The following table sets out certain information concerning compensation paid to the Chairman and Chief Executive Officer of Delrina and the four other most highly-compensated executive officers of Delrina (collectively, the "Named Executive Officers") for the three years ended June 30, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                  ANNUAL            LONG-TERM
                                                             COMPENSATION (1)    COMPENSATION (2)
                                                           --------------------  ----------------
                                                 FISCAL     SALARY      BONUS    DELRINA OPTIONS
         NAME AND PRINCIPAL POSITION              YEAR       (C$)       (C$)         GRANTED
----------------------------------------------  ---------  ---------  ---------  ----------------
Dennis Bennie                                        1995    210,000          0         50,000
 Chairman and Chief Executive                        1994    235,000    275,653         75,000
 Officer and Director                                1993    213,333    212,928              0
Mark Skapinker                                       1995    180,000          0              0
 President and Director                              1994    180,000    275,653         75,000
                                                     1993    181,250    212,928              0
Albert Amato                                         1995    180,000          0              0
 Executive Vice President, Chief                     1994    180,000    275,653         75,000
 Technology Officer and Director                     1993    181,250    212,928              0
Michael Cooperman                                    1995    135,000          0              0
 Chief Financial Officer, Secretary-                 1994    135,000     77,813        135,000
 Treasurer and Director                              1993    125,875          0              0
Louis Ryan                                           1995    178,841    194,845        115,000
 Executive Vice President, World Sales               1994    175,500    259,500         75,000
                                                     1993    115,710    112,111         50,000

------------------------

(1) No annual compensation which is required to be disclosed, other than salary or bonus, was paid to any of the Named Executive Officers. The value of perquisites and other benefits for each Named Executive Officer is less than the lesser of C$50,000 and 10% of total annual salary and bonus of such Named Executive Officer.

(2) Grants of Delrina Options were the only long-term compensation awards paid to any of the Named Executive Officers. There were no LTIP payouts nor any other compensation which is required to be disclosed.

    DELRINA OPTION GRANTS DURING THE FISCAL YEAR

    The following table sets out certain information concerning Delrina Options granted to the Named Executive Officers during the fiscal year ended June 30, 1995. No Delrina Options were granted during this period to Messrs. Skapinker, Amato or Cooperman. All Delrina Options indicated in the table were granted pursuant to the Delrina 1994 Stock Option Plan. All such Delrina Options have a term of five years, vested immediately upon granting and have an exercise price determined with reference to the closing market price of Delrina Common Shares on the business day preceding the date of grant.

                    DELRINA    PERCENTAGE OF
                    OPTIONS    TOTAL OPTIONS     EXERCISE     MARKET VALUE OF
                    GRANTED     GRANTED TO       PRICE PER     DELRINA COMMON
                    DURING       EMPLOYEES        DELRINA      SHARES AT DATE   DATE OF EXPIRATION OF
      NAME          PERIOD     DURING PERIOD   COMMON SHARE    OF GRANT (C$)        DELRINA OPTION
-----------------  ---------  ---------------  -------------  ----------------  ----------------------
Dennis Bennie         50,000         2.12%         17.625            881,250       August 19, 1999
Louis Ryan           115,000         4.89%         20.50           2,357,500      February 14, 2000

    DELRINA OPTION EXERCISES DURING THE FISCAL YEAR AND YEAR-END DELRINA OPTION VALUES

    The following table sets out certain information concerning option exercises by Named Executive Officers during the fiscal year ended June 30, 1995 and option values as of June 30, 1995. Value has been calculated as the difference between the market value of the underlying Delrina Common Shares as of the date of exercise or at June 30, 1995 and the exercise price.

                                                                              VALUE (IN C$) AT
                                                                                JUNE 30, 1995
                         SECURITIES                UNEXERCISED DELRINA         OF UNEXERCISED
                         ACQUIRED                  OPTIONS AT JUNE 30,          IN-THE-MONEY
                          DURING     AGGREGATE            1995                 DELRINA OPTIONS
         NAME             PERIOD    VALUE (C$)      (ALL EXERCISABLE)         (ALL EXERCISABLE)
-----------------------  ---------  -----------  -----------------------  -------------------------
Dennis Bennie                    0      n/a                200,000                  1,323,750
Mark Skapinker                   0      n/a                 150,000                  1,267,500
Albert Amato                     0      n/a                 150,000                  1,267,500
Michael Cooperman                0      n/a                 110,000                     48,750
Louis Ryan                 115,000    1,982,300             190,000                    131,250

    PERFORMANCE GRAPH

    The following graph compares the cumulative total return (assuming an investment of C$100 on July 1, 1990, and assuming reinvestment of dividends) on
(i) the Delrina Common Shares on the TSE, (ii) the TSE 300 Index and (iii) the TSE Technology Index for the period July 1, 1990 to June 30, 1995.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
   AMONG DELRINA CORPORATION, THE TSE 300 INDEX AND THE TSE TECHNOLOGY INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           TSE TECHNOLOGY   TSE 300 INDEX   DELRINA CORPORATION
6/90                   100             100                  100
6/91                   121             102                  238
6/92                   133             103                  190
6/93                   164             124                  808
6/94                   161             128                 1113
6/95                   201             149                 1210

* Assumes $100 invested on June 30, 1990 in stock or index, including reinvestment of dividends. Fiscal year ending June 30.

    COMPENSATION OF DIRECTORS

    During the fiscal year ended June 30, 1995, the directors of Delrina acting in such capacity were paid cash compensation in an aggregate amount of C$6,000. Outside directors are entitled to receive C$400 for each Delrina Board of Directors, Audit Committee, Compensation Committee, or Delrina shareholders meeting attended by them.

    DIRECTORS' AND OFFICERS' INSURANCE

    Delrina provides directors' and officers' liability insurance with a policy limit of US$10,000,000 per occurrence, subject to a deductible of US$25,000 per claim (excepting certain types of shareholder lawsuits, for which the deductible is US$250,000 per claim). This coverage is part of Delrina's general third-party liability risk insurance. The premium chargeable to Delrina in the fiscal year ended June 30, 1995 in connection with directors' and officers' liability insurance coverage is US$114,500, all of which was paid by Delrina. All of the persons listed under "INFORMATION CONCERNING DELRINA -- Management of Delrina" are insured under the directors' and officers' liability insurance policy.

INDEBTEDNESS OF DIRECTORS AND OFFICERS OF DELRINA

    No director or senior officer of Delrina (or any "associate" (as defined in the OBCA) of any such person) was indebted to Delrina or any of Delrina's subsidiaries in any manner or amount which would be required to be disclosed under the OBCA or the SECURITIES ACT (Ontario) during the fiscal year ended June 30, 1995.

INTERESTS OF MANAGEMENT OF DELRINA AND OTHERS IN CERTAIN TRANSACTIONS

    No director or senior officer of Delrina (or any "associate" or "affiliate" (as defined in the OBCA) of any such person) has had any material interest, direct or indirect, in any transaction during the fiscal year ended June 30, 1995, or any proposed transaction, involving Delrina that has materially affected or will materially affect Delrina or any of its affiliates and which would be required to be disclosed under the OBCA or the SECURITIES ACT (Ontario).

PRINCIPAL HOLDERS OF VOTING SECURITIES OF DELRINA

    The Delrina Common Shares are the only class of outstanding voting securities of Delrina. To the knowledge of the directors and officers of Delrina, there are no persons or companies which beneficially own, or exercise control or direction over, more than 10% of the outstanding Delrina Common Shares.

SHARE CAPITAL MATTERS

    Delrina is authorized to issue (i) an unlimited number of Delrina Common Shares without par value and (ii) an unlimited number of Preference Shares without par value, issuable in series.

    The following is a summary of the material rights, privileges, restrictions and conditions attached to the Delrina Common Shares and the Preference Shares.

    DELRINA COMMON SHARES

    The holders of Delrina Common Shares are entitled to receive notice of all meetings of the shareholders of Delrina other than meetings of holders on another class of shares, and to attend and vote thereat. The Delrina Common Shares carry one vote per share. In the event of the dissolution of Delrina, the holders of the Delrina Common Shares will be entitled to receive all of the property of Delrina.

    In connection with the Arrangement, the terms of the Delrina Common Shares will be amended to provide that, in addition to existing rights, in the event of the liquidation, dissolution or winding-up of Delrina or other distribution of assets of Delrina for the purpose of winding up its affairs, the holders of the Delrina Common Shares will be entitled to receive on a pro rata basis all of the assets of Delrina remaining after payment of all Delrina's liabilities and the return of capital in respect of the outstanding Preference Shares, if any, subject to the prior satisfaction of all obligations relating to the
Exchangeable Shares. See "COMPANIES AFTER THE COMBINATION -- Delrina Share Capital."

    PREFERENCE SHARES

    Preference Shares may be issued in series by the Delrina Board of Directors pursuant to a resolution fixing the number of shares, designation, rights, privileges, restrictions and conditions attaching to each series of Preference Shares. The Preference Shares of each series shall rank PARI PASSU with the Preference Shares of every other series, and shall rank prior to the Delrina Common Shares and over any other shares of Delrina ranking junior to the Preference Shares. Other than in certain prescribed circumstances, holders of Preference Shares shall not be entitled to receive notice of, attend or vote at any annual or special meeting of Delrina. In connection with the Arrangement, the Preference Shares will be deleted from Delrina's authorized share capital. See "THE TRANSACTION -- Transaction Mechanics and Description of Exchangeable Shares -- The Arrangement."

    PRIOR ISSUANCES OF SHARES

    From July 1, 1994 to June 30, 1995, Delrina issued a total of 527,786 Delrina Common Shares for an aggregate consideration of C$4,151,211. 94,500 of these shares were issued in connection with acquisitions completed by Delrina. 9,621 of these shares were issued pursuant to Delrina's Canadian and U.S. employee share purchase plans. The balance were issued pursuant to the exercise of options granted under the Delrina Option Plans, which are described further below.

    As of September 30, 1995, the only series of Preference Shares which has been authorized by Delrina is the Convertible Retractable Redeemable Preference Shares, Series A, of which 1,335,506 shares were previously authorized and issued, all of which were converted into Delrina Common Shares on July 22, 1991. As at September 30, 1995, 22,382,097 Delrina Common Shares and no Preference Shares were issued and outstanding.

    EXERCISE OF EMPLOYEE STOCK OPTIONS

    From July 1, 1994 to June 30, 1995, options to purchase 423,665 Delrina Common Shares granted under the Delrina Option Plans were exercised at prices between C$1.25 and C$18.00 per Delrina Common Share for aggregate proceeds to Delrina of C$2,058,374.

    DIVIDEND RECORD AND POLICY

    Delrina has not declared any dividends on the Delrina Common Shares to date and expects that future earnings will be retained to finance the growth of Delrina's business.

    TRADING HISTORY OF DELRINA COMMON SHARES

    Delrina Common Shares are currently listed on the TSE under the symbol "DC" and traded on the NNM under the symbol "DENAF". For information on the trading history of the Delrina Common Shares, see "COMPARATIVE MARKET PRICE DATA."

AUDITORS, TRANSFER AGENT AND REGISTRAR

    The independent auditors of Delrina are Price Waterhouse, Toronto. The transfer agent and registrar for the Delrina Common Shares is The R-M Trust Company, 393 University Avenue, 5th Floor, Toronto, Ontario M5C 2W9.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

    MANDATE OF THE DELRINA BOARD OF DIRECTORS

    The mandate of the Delrina Board of Directors is to manage the business and affairs of Delrina with a view to enhancing shareholder value, including ensuring the financial viability of the enterprise. The Delrina Board of Directors, in discharging its duty of stewardship of Delrina, expressly assumes responsibility for the following issues: (i) developing, reviewing and, where prudent, modifying the corporate strategy of Delrina; (ii) identifying, and developing a strategy to manage, the principal risks facing Delrina; (iii) recruiting, training and succession planning for senior management; (iv) ensuring timely and effective communication between Delrina and its shareholders and other stakeholders; (v) ensuring the integrity of the internal control systems and assessment processes for Delrina, its directors, management and employees; and (vi) developing Delrina's approach to corporate governance issues and establishing and implementing Delrina's corporate governance system.

    BOARD COMPOSITION AND INDEPENDENCE

    The Delrina Board of Directors currently consists of seven members, four of whom are senior officers of Delrina and three of whom are outside directors that the Delrina Board of Directors has determined are "unrelated directors," in that they are independent of management and free of any interest (other than interests arising from directors' fees or shareholdings in Delrina) or any business or other relationship which could, or could reasonably be perceived to, materially interfere with their ability to act in the best interests of Delrina. Delrina knows of no shareholder of Delrina holding more than 10% of the outstanding Delrina Common Shares.

    The Delrina Board of Directors does not currently contain a majority of unrelated directors, and the Chairman is currently an officer of Delrina. This composition is reflective of the entrepreneurial nature of Delrina, the relatively small size of its Board of Directors and the continuing influence of Delrina's four founders, three of whom, including the Chairman, serve on the Delrina Board of Directors. The Board believes that the value brought to the enterprise and its shareholders by the service and contributions of the senior management as directors fully justifies the current composition of the Delrina Board of Directors.

    The outside and unrelated directors will, in appropriate circumstances, meet separately from the inside directors as an AD HOC subcommittee of the Delrina Board of Directors. In addition, individual directors may, in appropriate circumstances and subject to the approval of the Compensation Committee, engage independent advisers at the expense of Delrina.

    BOARD COMMITTEES' RESPONSIBILITIES AND COMPOSITION

    The Audit Committee's responsibilities include: (i) reviewing Delrina's annual financial statements prior to the Delrina Board of Directors; (ii) assessment of Delrina's accounting practices and policies; (iii) responsibility for management reporting on internal control systems; and (iv) oversight of and liaison with Delrina's internal and external auditors. The Audit Committee is currently composed of three outside and unrelated directors and one inside director.

    The Compensation Committee's responsibilities include: (i) assessing the effectiveness of the Delrina Board of Directors and the Board committees, as well as assessing the individual directors; (ii) reviewing the adequacy and form of compensation of the directors and senior management of Delrina; (iii) proposing nominees for the Delrina Board of Directors to the full board; and
(iv) reporting on executive compensation in Delrina's public disclosure documents. The Compensation Committee is currently composed of three outside and unrelated directors and one inside director.

    While neither the Audit Committee nor the Compensation Committee is currently composed entirely of outside directors, the Delrina Board of Directors believes that each of these committees functions independently by virtue of its majority of outside and unrelated directors. Moreover, the Board of Directors believes that a valuable purpose is served by including the Chief Executive Officer, who is responsible for leading Delrina, on each of these committees.

    The Delrina Board of Directors has not historically had and does not currently have a separate nominating committee. Currently, the Compensation Committee takes an active role in considering nominees for the Delrina Board of Directors, but formal nominations are made by the Board. Each of these entities carefully considers the expertise required of, and the qualifications and experience brought by, a prospective new director prior to making any nominations.

    REVIEW OF CORPORATE GOVERNANCE ISSUES

    Should the Transaction receive the approval of Delrina shareholders and the Court and be completed, it is anticipated that all of the voting securities of Delrina will be held by Symantec, which will have the right to elect the Delrina Board of Directors. As a result, Delrina has not currently proposed or adopted any further corporate governance initiatives. Should the Transaction not be completed, as part of its mandate to develop Delrina's approach to corporate governance issues, the Delrina Board of Directors will revisit matters relating to Board and Board committee responsibilities, composition, recruiting and orientation, procedures, activities and assessment which have an impact on corporate governance issues, with special reference to the guidelines recommended by The Toronto Stock Exchange Committee on Corporate Governance in Canada and adopted by the TSE.

      SYMANTEC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

OVERVIEW

    Symantec develops, markets and supports a diversified line of application and system software products designed to enhance individual and workgroup productivity as well as manage networked computing environments. Founded in 1982, Symantec has offices in the United States, Canada, Australia, Japan and Europe.

    Due to a number of factors and risks, including the rapid change in hardware and software technology, market conditions, seasonality in the retail software market, the timing of product announcements, the release of new or enhanced products, the introduction of competitive products by existing or new competitors and the significant risks associated with acquisitions of companies, technology and software product rights, historical results and percentage relationships will not necessarily be indicative of the operating results of any future period. The release of Windows 95 by Microsoft is a particularly important event that increases the uncertainty and will likely increase the volatility of Symantec's operating results over the next year.

    Symantec's earnings and stock price have been and may continue to be subject to significant volatility, particularly on a quarterly basis. Symantec has previously experienced shortfalls in revenue and earnings from levels expected by securities analysts, which had an immediate and significant adverse effect on the trading price of Symantec's Common Stock. This may occur again in the future. Additionally, as a growing percentage of Symantec's revenues are generated from enterprise software products which are frequently sold through site licenses and which often occur late in the quarter, Symantec may not learn of revenue shortfalls until late in the fiscal quarter, which could result in an even more immediate and adverse effect on the trading price of Symantec's Common Stock.

    Furthermore, Symantec participates in a highly dynamic industry, which often results in significant volatility of Symantec's common stock price. In particular, the impact of, and investors' assessment of the impact of, Microsoft's new operating system on Symantec's business may result in a significant increase in the volatility of Symantec's stock price during the first year after the introduction of Windows 95.

    During the last three fiscal years, Symantec has acquired the following companies:

                                                                                  SHARES OF SYMANTEC  ACQUIRED COMPANY
                                                                                     COMMON STOCK      STOCK OPTIONS
COMPANIES ACQUIRED                                            DATE ACQUIRED             ISSUED            ASSUMED
-------------------------------------------------------  -----------------------  ------------------  ----------------
Intec Systems Corporation ("Intec")....................  August 31, 1994                  133,332            --
Central Point Software, Inc. ("Central Point").........  June 1, 1994                   4,029,429           707,452
SLR Systems, Inc. ("SLR")..............................  May 31, 1994                     170,093            --
Fifth Generation Systems, Inc. ("Fifth Generation")....  October 4, 1993                2,769,010            --
Contact Software International, Inc. ("Contact").......  June 2, 1993                   2,404,019           232,589
Certus International Corporation ("Certus")............  November 30, 1992                368,141            32,619
MultiScope, Inc. ("MultiScope")........................  September 2, 1992                253,075           125,089
The Whitewater Group, Inc. ("Whitewater")..............  September 2, 1992                 69,740             9,644

    All of these acquisitions were accounted for as poolings of interest. Accordingly, all financial information has been restated to reflect the combined operations of these companies and Symantec with the exception of Intec, SLR, MultiScope and Whitewater, which had results of operations that were not material to Symantec's consolidated financial statements.

RESULTS OF OPERATIONS

    The following table sets forth each item from the consolidated statements of operations as a percentage of net revenues and the percentage change in the total amount of each item for the periods indicated.

                                                                                               PERIOD TO PERIOD PERCENTAGE
                                                                                                   INCREASE (DECREASE)
                                                                                              ------------------------------
                                    THREE MONTHS ENDED                                          JUNE 1995
                                                                                                 QUARTER
                                         JUNE 30,                YEAR ENDED MARCH 31,          COMPARED TO     FISCAL 1995
                                  ----------------------  ----------------------------------    JUNE 1994      COMPARED TO
                                     1995        1994        1995        1994        1993        QUARTER       FISCAL 1994
                                    -----       -----       -----       -----       -----     -------------  ---------------
Net revenues....................        100%        100%        100%        100%        100%            8%              2%
Cost of revenues................         17          20          18          24          30           (10)            (24)
                                        ---         ---         ---         ---         ---
    Gross margin................         83          80          82          76          70            13              11
Operating Expenses:
  Research and development......         21          18          19          20          21            25              (2)
  Sales and marketing...........         42          43          44          50          52             7             (11)
  General and administrative....          5           5           5           8           9             9             (33)
  Acquisition, restructuring and
   other non-recurring
   expenses.....................      --             12           3          17           4             *             (83)
                                        ---         ---         ---         ---         ---
    Total operating expenses....         68          78          71          95          86            (5)            (24)
                                        ---         ---         ---         ---         ---
Operating income (loss).........         15           2          11         (19)        (16)          740               *
Interest income.................          2           1           1           1       --              194             126
Interest expense................         (1)         (1)         (1)         (1)      --              (21)             (4)
Other income (expense), net.....      --          --          --          --          --              (71)              *
                                        ---         ---         ---         ---         ---
Income (loss) before income
 taxes..........................         16           2          11         (19)        (16)          891               *
Provision (benefit) for income
 taxes..........................          3           1           2          (2)         (5)          583               *
                                        ---         ---         ---         ---         ---
Net income (loss)...............         13%          1%          9%        (17)%       (11)%       1,017%              *
                                        ---         ---         ---         ---         ---
                                        ---         ---         ---         ---         ---

                                    FISCAL 1994
                                    COMPARED TO
                                    FISCAL 1993
                                  ----------------
Net revenues....................           (5)%
Cost of revenues................          (23)
    Gross margin................            3
Operating Expenses:
  Research and development......          (10)
  Sales and marketing...........           (8)
  General and administrative....          (19)
  Acquisition, restructuring and
   other non-recurring
   expenses.....................          339
    Total operating expenses....            6
Operating income (loss).........           16
Interest income.................          (13)
Interest expense................           81
Other income (expense), net.....          (75)
Income (loss) before income
 taxes..........................
Provision (benefit) for income
 taxes..........................          (57)
Net income (loss)...............           46%

------------------------------

*    percentage change is not meaningful.

    NET REVENUES

    Net revenues increased 8% from US$83.1 million in the quarter ended June 30, 1994 to US$90.1 million in the current year's comparable quarter principally due to an increase in international revenues, secondarily, to an increase in site license revenue, which was partially offset by a decrease in upgrade revenues and to a lesser extent to a decrease in OEM product revenues. The increase in site license revenues during the quarter ended June 30, 1995, is primarily due to new enterprise products which are generally offered through site licenses. The decrease in upgrade revenues is primarily due to Symantec's decision not to upgrade several software products prior to the release of Windows 95.

    Net revenues increased 2% from US$328.3 million in fiscal 1994 to US$334.9 million in fiscal 1995. The increase in fiscal 1995 net revenues from the prior year was principally due to an increase in site license and distribution product revenues which was partially offset by a decrease in upgrade and OEM product revenues. The increase in site license revenues during fiscal 1995 was primarily due to the release of several new enterprise products which are generally sold through site licenses. The decrease in upgrade revenues is primarily due to several products which were intentionally not upgraded in anticipation of the release of Windows 95.

    Net revenues decreased 5% from US$344.6 million in fiscal 1993 to US$328.3 million in fiscal 1994. The decrease in fiscal 1994 net revenues from the prior year was principally due to the decrease in Central Point product revenues and lower distribution and OEM revenues which was partially offset by increased revenues from new product introductions, increased international revenues and increased upgrade and site license revenues.

    In March 1994, due to the market's concerns regarding Central Point's long-term viability and the announced acquisition of Central Point by Symantec, Central Point was unable to reasonably estimate future product returns from its distributors and resellers. In addition, there were high levels of inventory in the distribution channel which had been shipped into the channel prior to the acquisition. Central Point believed that there was a high risk of this inventory being returned. In accordance with Statement of Financial Accounting Standards No. 48, Central Point revenue and the related cost of revenue for fiscal 1994 for software shipments to Central Point's distributors and resellers was deferred until sold by the distributors or resellers to the end user.

    As a result, revenues relating to product inventory at Central Point's distributors and resellers as of March 31, 1994 were deferred until sold by the distributors or resellers to end users. This revenue and cost of revenue deferral resulted in a decrease in domestic net revenues of approximately US$5.0 million and international net revenues of approximately US$10.0 million and an increase in the fiscal 1994 loss before provision for income taxes of approximately US$12.3 million. Since the acquisition, Symantec has analyzed sell-through and product return information related to the Central Point products to determine when such products were being sold through to end users and Symantec believes that its marketing and sales programs were successful in moving the deferred channel inventory through to end users. In the March 1995 quarter Symantec was able to assess the remaining Central Point product returns in the domestic distribution channel and as a result recognized approximately US$3.0 million of domestic net revenue previously deferred by Central Point. In the June 1995 quarter, Symantec was able to assess the remaining Central Point product returns in the international distribution channel and as a result recognized approximately US$7.2 million of international net revenue and US$1.7 million of international cost of revenues previously deferred by Central Point.

    Symantec's products include enterprise products which are frequently sold through site licenses where a license for multiple workstations is sold to a customer at a negotiated price, and desktop software products which are generally sold through the distribution channel or directly to end-users. Enterprise product revenues are typically comprised of lower volume, high dollar site license transactions compared to desktop product revenues which are typically comprised of higher volume, low dollar pre-packaged product transactions. The prices of site licenses tend to vary based upon the individual products purchased, the number of units licensed and the number of workstations at the customer's site. There was no material impact to net revenues resulting from changes in desktop product pricing in any of the periods presented.

    Price competition is significant in the PC business software market and may continue to increase and become even more significant in the future, resulting in reduced profit margins. Should competitive pressures in the industry continue to increase, Symantec may be required to reduce software prices and/or increase its spending on sales, marketing and research and development as a percentage of net revenues, resulting in lower profit margins. In addition, aggressive pricing strategies of competitors in other software markets, some of whom have significantly more financial resources than Symantec, may further cause Symantec to reduce software prices and/or increase sales and marketing expenses on a number of Symantec's products.

    Net revenues from international sales increased from approximately US$29.6 million to US$41.2 million and represented 36% and 46% of total net revenues in the quarters ended June 30, 1994 and 1995, respectively. The increase in international sales is due primarily to the recognition of Central Point international net revenues previously deferred as mentioned above and, to a lesser degree, to increased sales of Symantec products in international markets. Net revenues from international sales grew from approximately US$106.8 million in fiscal 1993 to US$109.3 million in fiscal 1994 and to US$115.6 million in fiscal 1995 and represented 31%, 33% and 35% of net revenues, respectively. The increase in international sales from fiscal 1994 to fiscal 1995 is largely due to the favorable impact of the change in foreign currency exchange rates during fiscal 1995.

    During the June 1995 quarter, Symantec released The Norton Utilities for Windows 95 Preview and The Norton pcANYWHERE Access Server v. 2.0. During fiscal 1995, Symantec released several new or upgraded enterprise products, including The Norton Administrator for Networks v. 1.5, The Norton Enterprise Backup v. 1.0, The Norton pcANYWHERE Access Server v. 1.0, The Norton pcANYWHERE for Windows v. 2.0, Symantec Enterprise Developer v. 2.0, The Norton AntiVirus for Netware v. 2.0, ACT! Mobile Link for Windows v. 2.0, Symantec C++ v. 7.0 for Windows, Time Line for Windows v. 6.1, NetControl v. 1.0 and Symantec AntiVirus for Macintosh Administrator v. 4.0. Symantec also released a number of new or upgraded desktop products during fiscal 1995, including More PC Tools for DOS and Windows, Symantec AntiVirus for Macintosh v. 4.0, MacTools Pro v. 4.0, ACT!
v. 2.0 for Macintosh and ACT! v. 1.1 for the HP Palmtops, Disklock MAC v. 3.0 and The Norton Utilities for Macintosh v. 3.1.

    Enhanced product releases typically result in net revenue increases during the first three to six months following their introduction due to upgrade purchases by existing users, usually at discounted prices, and initial inventory purchases by Symantec's distributors. In addition, between the date Symantec announces a new version or new product and the date of release, distributors, dealers and end users often delay purchases, cancel orders or return products in anticipation of the availability of the new version or new product.

    Symantec's pattern of revenues and earnings may also be affected by a phenomenon known as "channel fill." Channel fill occurs following the introduction of a new product or a new version of a product as distributors buy significant quantities of the new product or version in anticipation of sales of such product or version. Following such purchases, the rate of distributors' purchases often declines in a material amount, depending on the rates of purchases by end users or "sell-through." The phenomenon of "channel fill" may also occur in anticipation of price increases or in response to sales promotions or incentives, some of which may be designed to encourage customers to accelerate purchases that might otherwise occur in later periods. Channels may also become filled simply because the distributors are unable to, or do not, sell their inventories to retail distribution or end users as anticipated. If sell-through does not occur at a sufficient rate, distributors will delay purchases or cancel orders in later periods or return prior purchases in order to reduce their inventories. Such order delays or cancellations can cause material fluctuations in revenues from one quarter to the next. The impact is somewhat mitigated by Symantec's deferral of revenue associated with inventories estimated to be in excess of levels deemed appropriate in the domestic distribution channel; however, net revenues may still be materially affected favorably or adversely by the effects of channel fill. Channel fill did not have a material impact on Symantec's revenues in the three months ended June 30, 1995 and 1994 or in fiscal 1995, 1994 or 1993 but may have a material impact in future periods, especially in periods where a large number of new products are introduced.

    Symantec   believes  that  many  of  its  customers  are  moving  toward  an enterprise-wide computing oriented environment where more desktop personal computers will be interconnected into large local-area and wide-area networks administered by corporate MIS departments. Symantec's entry into the enterprise software market is relatively new and as a result, Symantec is beginning to compete with companies with which it has not previously competed. As a result, there is uncertainty regarding customer acceptance of Symantec's products as Symantec has not been a major supplier in the enterprise market. These factors increase the uncertainty of forecasting financial results. While Symantec expects the market's shift toward enterprise products to continue, there can be no assurance that Symantec's enterprise products will be successful or will gain customer acceptance.

    With the expansion to enterprise-wide computing systems markets, Symantec believes that it must continue to develop relationships with and rely on systems integrators and other third-party vendors that provide consulting and integration services to customers and deliver products developed for this market segment. Furthermore, the length of the sales cycle with respect to enterprise products is longer and customers of enterprise products may take delivery of a product subject to integration and acceptance by such customer. In addition, a very high proportion of enterprise product sales are completed in the last few days of each quarter, in part because customers are able, or believe that they are able, to negotiate lower prices and more favorable terms. Each of these factors increase the risk that forecasts of quarterly financial results will not be achieved.

    Symantec's net revenues in the quarters ended June 30, 1995 and 1994 include sales to two large distributors. Approximately 22% and 11% or a total of 33% of Symantec's net revenues in fiscal 1995 were from sales to these two large distributors. These customers tend to make the great majority of their purchases at the end of the fiscal quarter, in part because they are able, or believe that they are able, to negotiate lower prices and more favorable terms. This end-of-period buying pattern means that forecasts of quarterly and annual financial results are particularly vulnerable to the risk that they will not be achieved, either because expected sales do not occur or because they occur at lower prices or on less favorable terms to Symantec. Symantec's distribution customers also carry the products of Symantec's competitors, some of which have greater financial resources than Symantec. The distributors have limited capital to invest in inventory and their decisions to purchase Symantec's products are partly a function of pricing, terms and special promotions offered by Symantec as well as by its competitors over which Symantec has no control and which it cannot predict.

    While Symantec's diverse product line has tended to lessen fluctuations in quarterly net revenues, these fluctuations have occurred recently and are likely to occur in the future. These fluctuations may be caused by a number of factors, including the timing of announcements and releases of new or enhanced versions of its products and product upgrades, the introduction of competitive products by existing or new competitors, reduced demand for any given product, the market's transition between operating systems, and the transition from a desktop PC environment to an enterprise-wide environment and may cause significant fluctuations in sales revenues and, accordingly, operating results.

    Symantec is devoting substantial efforts to the development of software products that are designed to operate on Windows 95. Microsoft may incorporate advanced utilities, including telecommunications, facsimile and data recovery utilities in future releases of Windows 95, that may decrease the demand for certain of Symantec's products, including those currently under development. Further, should Windows 95 not achieve market acceptance, or should Symantec be unable to successfully or timely develop products that operate under Windows 95, Symantec's future revenues and, accordingly, profitability would be immediately and significantly adversely affected. In addition, as the timing of delivery and adoption of many products is dependent on the adoption rate of Windows 95, which Symantec and securities analysts are unable to predict, Symantec's and securities analysts' ability to forecast Symantec's revenues is being adversely impacted. For all of the preceding reasons, there is a heightened risk that revenues and profits may not be in line with analysts' expectations in the periods following the introduction of Windows 95.

    In the quarter ending September 30, 1995, there is a substantial degree of uncertainty regarding analysts' revenue forecasts. Net revenues could be significantly less than expectations if market focus on Windows 95 by Symantec employees, software distributors, channel sales personnel, and software customers, generates a substantial adverse decline in the sales of products that are not specifically designed for Windows 95. Symantec expects a major share of its revenue in the September 1995 quarter may come from such products and so their continued market strength is important to attaining anticipated revenue levels. As Symantec has a limited experience base to estimate the sales of its Windows 95 products under the volatile market conditions that were expected after the new operating system was launched, including an unprecedented emphasis on marketing and channel sales, Symantec believes it is therefore not able to quantify the sales of its Windows 95 products with the degree of accuracy it normally achieves. Actual sales could be substantially higher than, or lower than, those included in analyst forecasts.

    During the September 1995 quarter Symantec released several new products which are designed to operate on Windows 95. Should acceptance of Windows 95 be slower than expected, there would be a material and substantial adverse impact on the revenues and profitability of Symantec.

    The length of Symantec's product development cycle has generally been greater than Symantec originally expected. Although such delays have undoubtedly had a material adverse effect on Symantec's business, Symantec is not able to quantify the magnitude of revenues that were deferred or lost as a result of any particular delay because Symantec is not able to predict the amount of revenues that would have been obtained had the original development expectations been met. Delays in product development, including products being developed for Windows 95, are likely to occur in the future and could have a material adverse effect on the amount and timing of future revenues. Due to the inherent uncertainties of software development projects, Symantec does not generally disclose or announce the specific expected shipment date of Symantec's product introductions. In the event any such dates are disclosed or announced, they are necessarily subject to delays for the reasons discussed above.

    In addition, there can be no assurance that any products currently being developed by Symantec, including products being developed for Windows 95, will be technologically successful, that any resulting products will achieve market acceptance or that Symantec's products will be effective in competing with products either currently in the market or introduced in the future.

    During fiscal 1993, Symantec believes that its' revenues were adversely affected by an unexpected substantial price reduction in 486-based personal computers that caused a shift in customer spending from software to personal computer hardware. Symantec also believes that the shift was caused by the introduction of Windows 3.1, which requires more computing capability and computer memory. If the next class of personal computers, including those based on Intel's Pentium or P6 microprocessor or Motorola's Power-PC, are also rapidly reduced in price, there may be another unexpected shift in customer buying away from software and Symantec's products. In addition, Windows 95 requires significantly more computer memory than Windows 3.1 and if a shortage of computer memory components were to occur, there could be an adverse effect on the sales of computer hardware and software. Either of these events could result in significantly reduced revenues and a material adverse effect on Symantec's operating results. Symantec has noted that Pentium processors are being marketed aggressively by Intel. The introduction of Windows 95 and a decline in the price of Pentium processors could cause a shift in customer spending from software to personal computer hardware and could adversely impact Symantec's net revenues.

    Symantec estimates and maintains reserves for product returns. Increased product returns occur when Symantec introduces product upgrades and new products and discontinues certain software products. In addition, competitive factors require Symantec to offer increased rights of return for products that distributors or retail stores are unable to sell. Symantec has set its reserves for returns in accordance with historical product return experience. Setting reserves involves making significant judgments about future competitive conditions and product life cycles. Those judgments involve evaluating information that often is incomplete, unclear and in conflict. Symantec prepares detailed analyses of historical return rate experiences in its estimation of reserves for product returns. In addition to detailed historical return rates, Symantec's estimation of return reserves takes into consideration upcoming product upgrades, current market conditions, distributor and "superstore" inventory balances and sell-through volume and any other known factors that may impact anticipated product returns. Based upon returns experienced, Symantec's estimates have been materially accurate. However, there can be no assurance that historical experience will be an accurate guide for the future because the rate of returns is primarily a function of the competitive state of the market in the future and thus, in large part, is a function of the actions of Symantec's competitors, which Symantec cannot accurately anticipate.

    Symantec's product return reserve balances typically fluctuate from period to period based upon the level and timing of product upgrade releases. Product return reserve balances at June 30, 1995 were lower than reserve balances at June 30, 1994. The decrease in the product return reserve balance is primarily due to a reduction in upgrade revenues as a result of Symantec's decision not to upgrade several software products prior to the release of the Windows 95 operating systems. Product return reserve balances at March 31, 1995 were lower than reserve balances at March 31, 1994. This decrease

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was  primarily  due to  Central Point  product  shipments which  were previously deferred and subsequently sold through to the end users. The level of actual product returns and related product return reserves is largely a factor of the level of product sell-in (gross revenue) from normal sales activity and the replacement of obsolete quantities with the current version of Symantec's product. As a result, gross revenues generally move in the same direction as product returns. Changes in the levels of product returns and related product return reserves are generally offset by changing levels of gross revenue and, therefore, do not typically have a material impact on reported net revenues.

    Symantec operates with relatively little backlog; therefore, if near-term demand for Symantec's products weakens in a given quarter, there could be a material adverse effect on revenues and on Symantec's operating results.

    Symantec maintains a research and development facility in Santa Monica, California that was damaged during the January 1994 earthquake in Southern California. Much of Symantec's administration, sales and marketing, manufacturing facilities and research and development efforts are located on the west coast of the United States. Future earthquakes or other natural disasters could cause a significant disruption to Symantec's operations and may cause delays in product development that could adversely impact future revenues of Symantec.

    Also, Symantec's order entry department is located in Oregon, with shipments being made from a warehouse in California. Order entry and shipping is similarly separated in Europe. A disruption in communications between these facilities, particularly at the end of a fiscal quarter would likely result in an unexpected shortfall in revenues and could result in unexpected losses.

    During the March 1994 quarter, Symantec introduced a new product support program that provides a wide variety of free and fee-based technical support services to its customers. Symantec provides its customers with free support via electronic and automated services as well as 90 days complimentary free telephone support for certain of Symantec's products. In addition, Symantec offers both individual users and corporate customers a variety of fee-based support options for certain of Symantec's products, designed to meet their individual technical support requirements. Fee-based technical support services did not generate significant revenues in the three months ended June 30, 1995 and 1994 or in the years ended March 31, 1995 and 1994 and are not expected to generate material revenues in the near future.

    GROSS MARGIN

    Gross margin represents net revenues less cost of revenues. Cost of revenues consists primarily of manufacturing expenses, manuals, packaging, royalties paid to third parties under publishing contracts and amortization and write-off of capitalized software. Amortization of capitalized software, including amortization and the write-off of both purchased product rights and capitalized software development expenses, totaled US$0.9 million and US$1.1 million for the quarters ended June 30, 1995 and 1994, respectively, and totaled US$6.4 million, US$17.8 million and US$17.5 million for fiscal 1995, 1994 and 1993, respectively. The decrease in amortization and write-off of capitalized software costs in fiscal 1995 over fiscal 1994 and 1993 is due to the write-off of certain previously capitalized software costs by Central Point during fiscal 1994 and by Fifth Generation in fiscal 1993.

    Gross margins increased to 83% of net revenues in the quarter ended June 30, 1995 from 80% in the quarter ended June 30, 1994. The increase in the gross margin percentage was largely due to the growth in higher margin enterprise products which are typically offered through site licenses and is also due to Symantec's ability to manufacture Central Point products with a lower cost structure than Central Point was able to prior to the merger. Symantec believes that the gross margin percentage will remain near the current level unless there is a significant change in Symantec's net revenues.

    Gross margins increased to 82% of net revenues in fiscal 1995 from 76% and 70% in fiscal 1994 and 1993, respectively. The increase in the gross margin percentage in fiscal 1995 compared to fiscal 1994 was largely due to the growth in higher margin enterprise products which are typically sold through site licenses and is also due to Symantec's ability to manufacture Central Point products with

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a  lower cost structure than  Central Point was able to  prior to the merger. In
addition,  the  decrease  in   amortization  expense  of  capitalized   software
contributed to the increase in the gross margin percentage in fiscal 1995. The increase in the gross margin percentage in fiscal 1994 compared to fiscal 1993 was due to improvements in the gross margin percentage of Fifth Generation's products and the gradual shift in Symantec's product mix from desktop products toward higher margin enterprise products in fiscal 1994 which was partially offset by the decline in Central Point's gross margin percentage due to its software write-offs. This improvement in the gross margin percentage of Fifth Generation's products was largely due to the absence of significant software amortization and write-off of capitalized software by Fifth Generation during fiscal 1993. Additionally, Symantec was able to produce the Fifth Generation products with a lower cost structure than Fifth Generation was able to prior to the merger. Symantec believes that the gross margin percentage will remain near the current level unless there is a significant change in Symantec's net revenues.

    The microcomputer business software market has been subject to rapid changes that can be expected to continue. Future technology or market changes, including the release of Windows 95, may cause certain products to become obsolete more quickly than expected and thus may result in capitalized software write-offs and an increase in required inventory reserves and, therefore, reduced gross margins and net income. In addition, the modifications to computer software, including the correction of software bugs, may result in significant inventory rework costs, including the cost of replacing inventory in the distribution channel.

    On December 31, 1993, Symantec acquired certain technology for developing an architecture and tools to build client-server applications from DataEase International, Inc. in exchange for 391,456 shares of Symantec Common Stock and cancellation of the principal and accrued interest on a US$1.0 million outstanding note receivable. Symantec capitalized approximately US$7.7 million of purchased product rights as a result of this transaction.

    RESEARCH AND DEVELOPMENT EXPENSES

    Research and development expenses increased 25% to US$18.6 million or 21% of net revenues in the quarter ended June 30, 1995 from US$14.9 million or 18% of net revenues in the quarter ended June 30, 1994. The increase in research and development expenses is principally due to increased product development efforts in the network/communication utility, security utility and contact management product groups. Symantec has incurred significant research and development expenses on various software products designed to operate on the Windows 95 operating system. Symantec believes increased research and development expenditures will be necessary in order to remain competitive and expects future research and development expenses to increase in dollar amount.

    Research and development expenses decreased 2% to US$62.8 million or 19% of net revenues in fiscal 1995 from US$64.1 million or 20% of net revenues in fiscal 1994, and was US$71.1 million or 21% of net revenues in fiscal 1993. The decrease in research and development expenses in fiscal 1995 is principally due to the consolidation of product development efforts resulting from the acquisition of Central Point. The decrease in research and development expenses in fiscal 1994 was primarily due to lower spending on Symantec's security utility product development efforts resulting from the consolidation of the development efforts of Symantec and Fifth Generation and a US$2.0 million decrease in spending relating to Central Point products.

    Symantec believes increased research and development expenditures will be necessary in order to remain competitive and expects research and development expenses to increase in dollar amount.

    Research and development expenditures are charged to operations as incurred. Financial accounting rules requiring capitalization of certain internal software development costs did not materially affect Symantec in the periods presented.

    SALES AND MARKETING EXPENSES

    Sales and marketing expenses increased 7% to US$38.4 million or 42% of net revenues in the quarter ended June 30, 1995 from US$36.0 million or 43% of net revenues in the prior year's

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comparable quarter. The increase in sales and marketing expenses was principally due to an increase in marketing development expenses and commissions associated with higher revenues and also an increase in sales and marketing expenses associated with the expected release of Windows 95 products in August 1995.

    Sales and marketing expenses decreased 11% to US$147.6 million or 44% of net revenues in fiscal 1995 from US$165.1 million or 50% of net revenues in fiscal 1994. The decrease in fiscal 1995 was principally due to the elimination of duplicative sales organizations as a result of the acquisition of Central Point. Subsequent to the acquisition of Central Point by Symantec in fiscal 1995, various duplicative sales organizations were eliminated as a result of the combination of the companies. Sales and marketing expenses for fiscal 1994 decreased 8% over fiscal 1993 due to the elimination of duplicative sales organizations as a result of the acquisitions of Fifth Generation and Contact and the reduction of sales and marketing expenses incurred by Central Point.

    Symantec believes substantial sales and marketing efforts are essential to achieve revenue growth and to maintain and enhance Symantec's competitive position. Accordingly, with the continued expansion of its international operations, as well as the introduction of new and upgraded products, including products currently being developed for Windows 95, Symantec expects the expenses associated with these efforts to increase in dollar amount and to continue to constitute its most significant operating expense. There can be no assurance that these increased sales and marketing efforts will be successful. Symantec believes that Symantec's sales and marketing expenses will increase significantly in the September 1995 quarter to support the introduction of Windows 95 products.

    GENERAL AND ADMINISTRATIVE EXPENSES

    General and administrative expenses increased 9% from US$4.4 million or 5% of net revenues in the quarter ended June 30, 1994 to US$4.8 million or 5% of net revenues in the quarter ended June 30, 1995. The increase in general and administrative expenses was principally due to growth of Symantec's business and increased headcount.

    General and administrative expenses decreased 33% from US$25.2 million or 8% of net revenues in fiscal 1994 to US$17.0 million or 5% of net revenues in fiscal 1995. This decrease was principally due to benefits resulting from the consolidation of the general and administrative functions of Symantec and Central Point. Subsequent to the acquisition of Central Point by Symantec in fiscal 1995, various duplicative general and administrative functions were eliminated as a result of the combination of the companies. In addition, general and administrative expenses decreased due to the settlement of two class action lawsuits in fiscal 1994 resulting in a decrease in legal expenses during fiscal 1995.

    General and administrative expenses decreased 19% from US$31.1 million or 9% of net revenues in fiscal 1993 to US$25.2 million or 8% of net revenues in fiscal 1994. This decrease was principally due to benefits resulting from the consolidation of the general and administrative functions of Contact and Fifth Generation at Symantec's corporate headquarters, which was partially offset by increases in legal expenses associated with two class action lawsuits (See Note 10 of Notes to Symantec Consolidated Financial Statements).

    Future growth of Symantec is expected to result in an increase in the dollar amount of general and administrative spending from current levels.

    ACQUISITION, RESTRUCTURING AND OTHER EXPENSES

    ACQUISITION EXPENSES. In connection with the various acquisitions completed in fiscal 1995, 1994 and 1993 (see Summary of Significant Accounting Policies and Note 10 of Notes to Symantec's Financial Statements), significant acquisition expenses were incurred. These acquisition expenses principally included fees for legal, accounting and financial advisory services, the write-off of duplicative capitalized technology, the modification of certain development contracts and expenses related to

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the combination of the companies,  including the elimination of duplicative  and excess facilities and personnel. These charges approximated US$9.5 million, US$25.9 million and US$5.1 million in fiscal 1995, 1994 and 1993, respectively.

    In connection with the acquisitions of Central Point and SLR, Symantec recorded total acquisition charges of US$9.5 million in fiscal 1995. The charges included US$3.2 million for legal, accounting and financial advisory services, US$1.0 million for the write-off of duplicative product-related expenses and modification of certain development contracts, US$0.9 million for the elimination of duplicative and excess facilities, US$3.1 million for personnel severance and outplacement expenses, and US$1.3 million for the consolidation and discontinuance of certain operational activities and other acquisition-related expenses.

    During fiscal 1994, Central Point incurred US$16.0 million of expenses related to the restucturing of its operations. In the quarter ended June 30, 1994, Symantec incurred US$9.0 million of expenses related to the acquisition of Central Point. In the quarter ended June 30, 1995, Symantec recognized a reduction in accrued acquisition and restructuring expenses of US$2.3 million as actual costs incurred were less than costs previously accrued by the companies.

    The combined company expects to incur total acquisition expenses of approximately US$25 to US$30 million related to the combination of Delrina and Symantec.

    Symantec has completed a number of acquisitions and expects to acquire other companies in the future. In addition to the significant business risks associated with acquisitions, including the successful combination of the companies in an efficient and timely manner, the coordination of research and development and sales efforts, the retention of key personnel and the integration of the acquired products, Symantec typically incurs significant acquisition expenses for legal, accounting and financial advisory services, the write-off of duplicative technology and other expenses related to the combination of the companies. These expenses may have a significant adverse impact on Symantec's future profitability and financial resources.

    RESTRUCTURING EXPENSES. During fiscal 1994, Symantec implemented a plan to consolidate and centralize certain operational activities (See Note 10 of Notes to Symantec Consolidated Financial Statements). The plan was designed to reduce operating expenses and enhance operational efficiencies by centralizing certain order administration, technical support and customer service activities in Eugene, Oregon. In fiscal 1994, Symantec recorded a charge of US$4.7 million, which included US$1.1 million for the elimination of duplicative and excess facility expenses, US$1.5 million for the relocation of Symantec's existing operations and equipment, US$1.1 million for employee relocation expenses and US$1.0 million for employee severance payments. Symantec's centralization has been completed.

    During fiscal 1994, Central Point incurred US$16.0 million of expenses related to the restructuring of its operations in order to reduce its overall cost structure and to redirect its software development and marketing efforts away from the personal desktop computer market toward personal computer network markets. The charge included US$6.2 million for employee severance, outplacement and relocation expenses, US$5.6 million for the write-off of certain excess fixed and intangible assets, US$1.8 million for lease abandonments and facility relocation and US$2.4 million for the consolidation and discontinuance of certain operational activities and other related expenses. This centralization plan has been substantially completed.

    During fiscal 1993, Symantec recorded a US$4.4 million charge for expenses related to the restructuring of certain operational functions within Symantec. The plan was designed to reduce operating expenses and reallocate resources from DOS products to Windows and Development Tools products. This charge included US$1.0 million for the elimination of excess facilities, US$0.4 million for the relocation of certain employees and US$3.0 million for outplacement expenses and severance payments associated with the reduction in staffing. This restructuring has been completed.

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    During fiscal 1993, Central Point incurred US$0.7 million of charges related to the restructuring of its operations, including the sale of its manufacturing operations, personnel relocation and severance, and the write-off of certain property and equipment. This restructuring has been completed.

    OTHER EXPENSES. During February 1995, Symantec announced a plan to consolidate certain research and development activities. This plan is designed to gain greater synergy between Symantec's Third Generation Language and Fourth Generation Language development groups. As of the end of the June 1995 quarter Symantec has incurred US$2.2 million of the relocation costs for moving equipment and personnel. Symantec expects to incur remaining costs of US$1.8 to US$2.8 million for the relocation of the remaining activities, equipment and personnel from this consolidation. Symantec expects to complete this relocation by December 1995 with the bulk of the remaining costs occurring in the September 1995 quarter.

    During fiscal 1994, Symantec reached an agreement with the plaintiffs and Symantec's insurance carriers to settle two securities class actions and a related derivative lawsuit brought by stockholders of Symantec (See Note 10 of Notes to Symantec Consolidated Financial Statements). The combined settlement amount of the cases was US$19.0 million, approximately US$12.5 million of which was paid by Symantec's insurance carriers. Symantec recorded a charge in fiscal 1994 of US$6.5 million, representing Symantec's portion of the settlement.

    During fiscal 1993, Symantec recorded a US$2.6 million charge for estimated total legal fees expected to be incurred in connection with the Borland civil lawsuit and the related criminal prosecution (See Notes 10 and 11 of Notes to Symantec Consolidated Financial Statements).

    Symantec is involved in a number of other judicial and administrative proceedings incidental to its business (See Note 11 of Notes to Symantec
Consolidated Financial Statements). Symantec intends to defend all of these lawsuits vigorously and although an unfavorable outcome could occur in one or more of the cases, the final resolution of these lawsuits, individually or in the aggregate, is not expected to have a material adverse effect on the financial position of Symantec. However, depending on the amount and timing of an unfavorable resolution of these lawsuits, it is possible that Symantec's future results of operations or cash flows could be materially adversely effected in a particular period.

    In fiscal 1994, Central Point purchased from unrelated parties certain in-process software technologies for US$3.0 million which was immediately expensed. (See Note 10 of Notes to Symantec Consolidated Financial Statements).

    As of June 30, 1995, total accrued acquisition and restructuring expenses were US$5.2 million and included US$1.0 million for the modification of certain development contracts, US$1.3 million for the elimination of duplicative and excess facilities and US$2.9 million for the consolidation and discontinuance of certain operational activities and other acquisition related expenses. As of March 31, 1995, total accrued acquisition and restructuring expenses for all prior acquisitions and restructurings of Symantec were US$8.6 million and included US$1.1 million for the modification of certain development contracts, US$1.4 million for the elimination of duplicative and excess facilities, US$1.3 million for employee severance, outplacement and relocation expenses and US$4.8 million for the consolidation and discontinuance of certain operational activities and other acquisition-related expenses.

    INTEREST INCOME, INTEREST EXPENSE AND OTHER INCOME (EXPENSE)

    Interest income was US$1.6 million and US$0.6 million in the quarters ended June 30, 1995 and 1994, respectively. The increase in interest income is due to higher average invested cash balances and higher average interest rates on invested cash. Interest expense was US$0.4 million and US$0.6 million in the quarters ended June 30, 1995 and 1994, respectively. The decrease in interest expenses is principally due to the conversion of US$10.0 million of convertible subordinated debentures into 833,333 shares of Symantec common stock on April 26, 1995. Other expense was primarily comprised of foreign currency exchange losses from fluctuations in foreign currency exchange rates.

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    Interest income was  US$3.3 million,  US$1.5 million and  US$1.7 million  in fiscal 1995, 1994 and 1993, respectively. The increase in interest income in fiscal 1995 over fiscal 1994 is due to higher average invested cash balances and higher average interest rates on invested cash. Interest expense was US$2.4 million, US$2.5 million and US$1.4 million in fiscal 1995, 1994 and 1993, respectively. The increase in interest expenses in fiscal 1995 and 1994 over fiscal 1993 is principally due to interest expense on convertible subordinated debentures which were issued on April 2, 1993, which was partially offset by the retirement of acquired company debt. On April 26, 1995, convertible subordinated debentures totaling US$10.0 million were converted into 833,333 shares of Symantec Common Stock. As a result, interest expense is expected to decrease in fiscal 1996. Other expense was primarily comprised of foreign currency exchange losses from fluctuations in currency exchange rates.

    Symantec conducts business in various foreign currencies and is therefore subject to the transaction exposures that arise from foreign exchange rate movements between the dates that foreign currency transactions are recorded and the date that they are settled. Symantec utilizes some natural hedging to mitigate Symantec's transaction exposures and, effective December 31, 1993, Symantec commenced hedging some residual transaction exposures through the use of 30-day forward contracts. At June 30, 1995, there was a total of approximately US$27.4 million of outstanding forward exchange contracts. The net liability of forward contracts was approximately US$10.8 million at June 30, 1995. There have been no significant gains or losses to date with respect to these activities. Gains or losses would occur on 30-day forward contracts held by Symantec when changes in foreign currency exchange rates occur. These gains and losses have been largely offset by the transaction gains and losses resulting from foreign currency denominated cash, accounts receivable, intercompany balances and trade payables. There can be no assurance that these strategies will continue to be effective or that transaction gains or losses can be minimized or forecasted accurately. Symantec does not hedge its translation risk.

    INCOME TAXES

    The effective income tax provision for the three months ended June 30, 1995 was 20% which compared to an effective income tax provision of 29% in the prior year's comparable period. The low provision rate for the three months ended June 30, 1995 was primarily attributable to unbenefitted prior year losses from Central Point and certain foreign earnings taxed at lower rates. Symantec expects its tax rate to return to 30-35% as these benefits are exhausted, and as a result of the combination with Delrina.

    Symantec's effective income tax rate for fiscal 1995 was 26%, which compared to an effective income tax benefit rate of 11% in fiscal 1994 and 29% in fiscal 1993. The 1995 income tax rate of 26% is lower than the statutory rate primarily due to the benefit of preacquisition losses of Central Point and certain foreign earnings taxed at lower rates, which were partially offset by Central Point acquisition costs that were not deductible for income tax purposes.

    A net deferred tax asset of approximately US$9.9 million is reflected in the financial statements. Approximately US$25 million of future U.S. taxable income will be necessary to realize this net deferred tax asset. While there can be no assurance that future income will be sufficient to realize this benefit, management believes that this benefit will be realized in the near future based on projected income from new and existing products. A valuation allowance of US$28.9 million was provided in the financial statements. The valuation allowance consists primarily of US$14.7 million for Central Point preacquisition losses and US$11.1 million for non-benefited stock option deductions, the benefit of which will be credited to equity when realized. The remaining portion of the valuation allowance represents net operating loss carryforwards of various acquired companies that are limited under the "change of ownership" rules of U.S. Code Section 382.

LIQUIDITY AND CAPITAL RESOURCES

    Cash and short-term investments increased US$8.5 million from US$105.2 million at March 31, 1995 to US$113.7 million at June 30, 1995, largely due to cash provided by operating activities, net proceeds from the sales of common stock and the exercise of stock options which was partially offset by

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cash  expenditures  for  capital  equipment.  Net  cash  provided  by  operating activities was US$10.4 million and was comprised of Symantec's net income of US$11.7 million and an increase in non-cash related expenses of US$6.6 million which was partially offset by a decrease in net assets and liabilities of US$7.9 million.

    Trade accounts receivable decreased US$4.5 million from US$54.0 million at March 31, 1995 to US$49.5 million at June 30, 1995 primarily due to improved cash collections. The large decline in other accrued expenses from US$51.8 million at March 31, 1995 to US$40.2 million at June 30, 1995 was principally due to the recognition of international net revenues previously deferred by Central Point.

    Symantec has a US$10.0 million line of credit that expires in October 1995. The line of credit is available for general corporate purposes and bears interest at the banks' reference (prime) interest rate (9.0% at June 30, 1995), the U.S. offshore rate plus 1.5%, a CD rate plus 1.5% or LIBOR plus 1.5%, at Symantec's discretion. The line of credit requires bank approval for the payment of cash dividends. Borrowings under this line are unsecured and are subject to Symantec maintaining certain financial ratios and profits. At June 30, 1995, there was approximately US$0.5 million of outstanding standby letters of credit under this line of credit. There were no borrowings outstanding under this line at June 30, 1995. Symantec was in compliance with the debt covenants at June 30, 1995. Company acquisitions in the future, including the pending acquisition of Delrina, may cause Symantec to be in violation of the line of credit covenants; however, Symantec believes that if the line of credit were canceled or amounts were not available under the line, there would not be a material adverse impact on the financial results, liquidity or capital resources of Symantec.

    Symantec may utilize significant amounts of cash in connection with the Transaction and the potential acquisition of additional companies and software product rights in the future. Should Symantec sustain significant losses, there can be no assurances that the bank line of credit, which is available through October 1995, would remain available. Additionally, Symantec could be required to reduce operating expenses, which could result in further product delays; reassess acquisition opportunities, which could negatively impact Symantec's growth objectives; and/or pursue further financing options. Symantec believes existing cash and short-term investments will be sufficient to fund operations for the next year.

                        INFORMATION CONCERNING SYMANTEC

BUSINESS

    GENERAL

    Symantec develops, markets and supports a diversified line of application and system software products designed to enhance individual and workgroup productivity as well as manage networked computing environments. Approximately 80% of Symantec's net revenues are derived from products that operate on Microsoft MS-DOS or Windows operating systems for IBM and IBM-compatible personal computers. Symantec also offers products for use on the Apple Macintosh and IBM OS/2 operating systems.

    Symantec's predecessor, C&E Software, Inc., a California corporation, and that predecessor's operating subsidiary, Symantec Corporation, a California corporation, were formed in September 1983 and March 1982, respectively. Symantec was incorporated in Delaware in April 1988 in connection with the September 1988 reincorporation of Symantec's predecessor and its operating subsidiary into a single Delaware corporation.

    Since Symantec's initial public offering on June 23, 1989, Symantec has completed acquisitions of the following companies:

                                                                             SOFTWARE OR ACTIVITY
              COMPANIES ACQUIRED                      DATE ACQUIRED                ACQUIRED
-----------------------------------------------  -----------------------  --------------------------
Intec Systems Corporation                        August 31, 1994          Applications
Central Point Software, Inc.                     June 1, 1994             Utilities
SLR Systems, Inc.                                May 31, 1994             Development Tools
Fifth Generation Systems, Inc.                   October 4, 1993          Utilities
Contact Software International, Inc.             June 2, 1993             Applications
Certus International Corporation                 November 30, 1992        Utilities
MultiScope, Inc.                                 September 2, 1992        Development Tools
The Whitewater Group, Inc.                       September 2, 1992        Development Tools
Symantec (UK) Ltd. ("Symantec UK")               April 3, 1992            Marketing Entity
Zortech Ltd. ("Zortech")                         August 31, 1991          Development Tools
Dynamic Microprocessor Associates, Inc. ("DMA")  August 30, 1991          Utilities
Leonard Development Group Inc. ("Leonard")       August 30, 1991          Applications
Peter Norton Computing, Incorporated ("Norton")  August 31, 1990          Utilities

    All of these acquisitions were accounted for as poolings of interest. Accordingly, all financial information has been restated to reflect the combined operations of these companies and Symantec with the exception of Intec, SLR, MultiScope and Whitewater, which had results of operations that were not material to Symantec's consolidated financial statements.

    Symantec's strategy is to develop and market products that are, or may become, leaders in their respective categories, maintain a broad product line across multiple platforms and develop and market a strong product offering for the enterprise or networked computing environment. Symantec's early products were primarily productivity applications, such as Q&A, a non-programmable database, and Time Line, a sophisticated project management program. In 1989, Symantec expanded its business into utility products, initially with Macintosh utilities products, and then into DOS utilities in fiscal 1991 with the acquisition of Norton, the developer of Norton Utilities and Norton Commander. In fiscal 1992, Symantec acquired DMA, the developer of pcANYWHERE and in

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
fiscal 1993, Symantec acquired Certus, the developer of Novi, an Anti-virus product that was merged into The Norton AntiVirus. In fiscal 1992 and 1993,
Symantec acquired three development tools companies (Zortech, Whitewater and MultiScope) and expanded its development tools business into the DOS and Windows object-oriented programming markets. In fiscal 1994, Symantec continued this expansion into the application development market with the acquisition of certain technology for developing an architecture and tools to build client-server applications from DataEase International, Inc. Also in fiscal 1994, Symantec added to its internal development of network utilities with the acquisition of Fifth Generation, which had certain network utility products under development. The acquisition of Contact in fiscal 1994 expanded Symantec's product line with the addition of ACT!, a contact management product. The acquisition of Central Point in fiscal 1995 added a number of desktop and enterprise utility products to Symantec's product offerings, including Mac Tools, PC Tools, XTree Gold and Central Point AntiVirus. Many of the products acquired through the acquisition of Central Point were duplicative of products marketed by Symantec prior to the acquisition. As a result, the comparison of future Company revenues to historical revenues on a pooled basis may be adversely impacted by the elimination of duplicative products.

    Symantec believes that the prevailing trends in the software industry are movements by companies to downsize from mainframes and minicomputers to microcomputers; a continuation of the move to graphical user interfaces, as demonstrated by the strong demand for Windows products; a move to networked environments of microcomputers; and a move to object-oriented programming among software developers. As a result, Symantec is currently expanding its development of network management utilities and applications that support network and workgroup computing and is continuing its development of object-oriented programming tools.

    While Symantec's diverse product line has tended to lessen fluctuations in quarterly net revenues, such fluctuations have occurred recently and are likely to occur in the future. These fluctuations may be caused by a number of factors, including new product introductions and product upgrades, reduced demand for any given product, the market's transition between operating systems, (including the market's acceptance and transition to Windows 95 and a transition from a desktop PC environment to an enterprise-wide networked environment).

    Symantec has a 52/53-week fiscal accounting year. Accordingly, all references as of and for the periods ended March 31, 1995, 1994 and 1993 reflect amounts as of and for the periods ended March 31, 1995, April 1, 1994, and April 2, 1993, respectively.

    PRODUCTS AND SERVICES

    Symantec's products, comprising both application software and system software, are currently organized into seven product groups: advanced utilities, security utilities, network/communications utilities, contact management, development tools, project management/productivity applications and client-server technology. The following table summarizes Symantec's principal products by product group and the operating system(s) on which they run:

                 PRINCIPAL PRODUCTS                                        OPERATING SYSTEM(S)
----------------------------------------------------  --------------------------------------------------------------
ADVANCED UTILITIES
  The Norton Utilities                                Windows, MS-DOS, Macintosh
  The Norton Utilities for Windows 95                 Windows 95
  The Norton Utilities Administrator                  Windows, MS-DOS
  The Norton Navigator                                Windows 95
  The Norton Commander                                MS-DOS
  The Norton Desktop for Windows                      Windows
  PC Tools                                            Windows, MS-DOS
  Mac Tools                                           Macintosh, Power Macintosh
  SuperDoubler                                        Macintosh
  Suitcase                                            Macintosh
  XTreeGold                                           Windows, MS-DOS
SECURITY UTILITIES
  The Norton AntiVirus                                MS-DOS, Windows
  The Norton Anti Virus for Windows 95                Windows 95
  The Norton AntiVirus for NetWare                    Windows, MS-DOS, Macintosh
  Central Point Antivirus                             Windows, MS-DOS, Macintosh, OS/2
  Symantec AntiVirus for Macintosh (SAM)              Macintosh
  Symantec AntiVirus for Macintosh (SAM)              Macintosh
   Administrator
  The Norton Enterprise Backup                        Windows, MS-DOS
  The Norton Backup                                   Windows, MS-DOS
  Fastback Plus-TM-                                   Windows, MS-DOS, Macintosh
  The Norton Disklock                                 Windows, MS-DOS, Macintosh
NETWORK/COMMUNICATIONS UTILITIES
  The Norton pcANYWHERE                               Windows, MS-DOS
  The Norton pcANYWHERE Access Server                 OS/2
  The Norton Administrator for Networks               Windows
CONTACT MANAGEMENT
  ACT!                                                Windows, MS-DOS, Macintosh, Power Macintosh
  ACT! Mobile Link                                    Windows
DEVELOPMENT TOOLS
  Symantec C++                                        Windows, MS-DOS, Windows 95, Macintosh, Power Macintosh
  THINK C                                             Macintosh
PROJECT MANAGEMENT/PRODUCTIVITY APPLICATIONS
  TimeLine                                            Windows, MS-DOS
  Q&A                                                 Windows, MS-DOS
CLIENT-SERVER TECHNOLOGY
  Symantec Enterprise Developer                       Windows

    ADVANCED UTILITIES

    The Norton Utilities/The Norton Utilities Administrator are a set of "tools" with both MS-DOS and Windows components designed to address the system-level operations of an IBM-compatible personal computer. The Norton Utilities product provides disk and data recovery, security, performance optimization, system and
 .ini-file monitoring and preventive maintenance functions. The Norton Utilities can restore the structure of a disk and files under certain conditions and can also provide for file de-fragmentation, system operation information, file unerasing and other file, performance and operations improvements. The Norton Utilities for Macintosh is similar to The Norton Utilities for MS-DOS. The Norton Utilities Administrator is a network version of The Norton Utilities.

    Norton Utilities for Windows 95 is a 32-bit utility that provides continuous system protection and data recovery for Windows 95. Norton Utilities for Windows 95 is specifically designed to leverage Windows 95 architecture and deliver a true 32-bit utilities solution. Norton Utilities for Windows 95 is an automated and advanced set of data and system preparation, protection and recovery tools for Windows 95.

    Norton Navigator is a set of 32-bit file management tools and desktop enhancements for Windows 95 to manage files and move around the new desktop in Windows 95. Integrated with Windows 95, Norton Navigator is a natural extension of the new operating system, designed to enhance speed, functionality and operating convenience. By extending Windows 95's basic capabilities, Norton
Navigator lets users quickly find files and programs, and configure their systems to improve productivity.

    The Norton Commander is an MS-DOS shell designed to provide a character-based graphical approach and mouse capability for MS-DOS operations such as copy, move and delete. The Norton Commander includes an MCI mail facility, file compression and Commander Link, a PC-to-PC file transfer function. The Norton Commander includes a wide range of file viewers, application launching functions and a customizable menuing facility.

    The Norton Desktop for Windows/PC Tools for Windows gives the user easy access and maneuverability within the Windows environment by integrating the functionality of the Windows' Program Manager and File Manager. The Norton Desktop for Windows enables the user to access a number of integrated tools including Norton Backup, Norton AntiVirus, Deskedit, Unerase, Superfind, Norton Disk Doctor, SmartErase, Sleeper, Batch Builder, Keyfinder and Icon Editor. From the integrated file manager the user can also launch, copy, move, view and delete a file or application by clicking and dragging icons on the desktop. PC Tools for Windows includes CrashGuard, System Consultant, File Companions, INI-Consultant, AutoSync, DiskFix and Optimizer.

    SuperDoubler automatically and transparently increases hard disk space through file compression. SuperDoubler includes accelerated background copying and deleting for the Macintosh .

    Suitcase is a resource management tool for the Macintosh operating system. Suitcase helps organize and access font, DA, sound and FKEY resources.

    XTreeGold is a full-featured file manager which includes full keystroke capability in order to take advantage of its powerful shortcuts.

    SECURITY UTILITIES

    The Norton AntiVirus/The Norton AntiVirus for NetWare/Central Point AntiVirus/Symantec AntiVirus for Macintosh ("SAM") are programs for the protection, detection and elimination of computer viruses under the MS-DOS, Windows, Macintosh and OS/2 operating systems. They provide virus protection, detection and repair capability, recognize virus-like behavior and prevent most known or unknown viruses from infecting a system. They detect viruses and disinfect infected files and disks during normal computer use. They also detect and disinfect floppy boot-track viruses, stealth and encrypted viruses and remove active viruses from memory. Norton AntiVirus is also available for Novell's operating system as an NetWare Loadable Module ("NLM") and is known as The Norton AntiVirus for NetWare. The NLM can scan MS-DOS, Windows, and Macintosh file types.

    Norton AntiVirus for Windows 95 is a full 32-bit virus protection product specifically designed for Windows 95. Norton AntiVirus for Windows 95 supports the Windows 95 interface, and is designed to prevent viruses with a unique, comprehensive, multi-layered line of defense that combines scanning, virus sensing, and inoculation. Operating unobtrusively in the background, Norton AntiVirus for Windows 95 automatically and continuously scans the system.

    Symantec AntiVirus for Macintosh (SAM) Administrator is an application which provides centralized network distribution and maintenance of the Symantec
AntiVirus for Macintosh. Its configurable network installation and upgrade capabilities enable administrators to ensure that all remote networked Macintosh systems are completely protected.

    The Norton Enterprise Backup is a WAN-based data management software tool that reduces the administrative burden of data management with a centrally-managed server and workstation product that can automatically and dynamically use backup resources across multiple servers, LANs and WANs. Norton Enterprise Backup will also redirect the backup process to other tape drives if one drive becomes full or breaks. It is also easy to restore information or a whole disk drive with Norton Enterprise Backup.

    The Norton Backup and Fastback Plus are hard disk backup programs. The Norton Backup and Fastback Plus provide automatic program installation and configuration, point and shoot file selection and user-level options. Both MS-DOS and Windows versions of both products are available. A Macintosh version of Fastback is also available.

    The Norton DiskLock protects PC and Macintosh computers from unwanted intrusion. Disklock provides boot protection to prevent unauthorized users from accessing a PC's hard disk drive. In addition to full disk access control, The Norton DiskLock allows for basic password protection and selective locking to secure individual files or folders in a shared environment. The Norton DiskLock provides SpeedCrypt for especially sensitive data and is available in MS-DOS, Windows and Macintosh versions.

    The Norton Administrator for Networks is a single solution to reduce network management costs substantially through the automation of key manually intensive LAN administration tasks. Its key features include full integration of hardware and software inventory, software distribution, license monitoring and metering and the automation of costly LAN administration tasks. It supports all major operating systems and provides the ability to add in Norton AntiVirus, pcANYWHERE remote control technology, Norton Utilities Administrator and Norton Disklock Administrator.

    COMMUNICATIONS UTILITIES

    The Norton pcANYWHERE offers reliable, fast and flexible PC-to-PC remote computing via serial or modem connection. The Norton pcANYWHERE lets the user remotely control one PC from the keyboard of another. The offsite remote PC, laptop or PC terminal controls the operation of the distant host PC. The software allows the user to run any MS-DOS or Windows application remotely, transfer files and perform other data operations. In addition to allowing a user to remotely run a distant PC, pcANYWHERE optionally allows users at the host (distant) machine to view the operations being conducted from the remote site. This makes pcANYWHERE ideal for support of users as a remote helpdesk function for both problem solving and application training.

    The Norton pcANYWHERE Access Server allows network administrators to centrally manage multiple remote control sessions. The Norton pcANYWHERE Access Server provides mobile users with simple, efficient and secure access to networks.

    CONTACT MANAGEMENT

    ACT! is an easy-to-use contact database with a graphical activity schedule, a full-featured word processor and a report generator. ACT! manages and integrates a user's contacts, calendar and communication through the use of integrated e-mail messaging.

    ACT! Mobile Link is an add-on product to ACT! for Windows. ACT! Mobile Link automates communication between individuals in the office and mobile professionals by providing the ability to remotely access and exchange contact information. It supports data maintained centrally as well as using e-mail to synchronize two or more users of the same database and calendar.

    DEVELOPMENT TOOLS

    Symantec C++ is a set of professional programming tools for C++ and provides support for developing MS-DOS, Windows and Macintosh applications. The MS-DOS and Windows version includes enhanced 32-bit development support, including 32-bit MFC on CD-ROM. It supports full template debugging and features a hierarchical project management system with full dependency tracking. The Macintosh version includes a new version of THINK Class Library (TLC 2.0), which allows developers to write applications that are portable to PowerPC microprocessor-based Macintoshes. Symantec C++ for Macintosh also includes Bedrock exception-handling and THINK Inspector that allows quick debugging.

    THINK C provides users with an integrated set of tools, including a C compiler, to develop software in C for the Macintosh. The product consists of five main components: a text editor that allows a programmer to enter and modify text files of statements in human-readable C programming language (source code); a compiler that translates files of statements in C source code into binary instruction modules that a computer can execute (object code); a linker that enables separate object code modules to be combined to form a complete program; a source level debugger to support the testing of software while it is being developed; and a project manager that automates the management of all of these processes.

    PROJECT MANAGEMENT/PRODUCTIVITY APPLICATIONS

    Time  Line   is  a   SQL-based   client-server  solution   that   integrates
multi-project management with a business environment. It is a project organizing, scheduling and resource allocation program. Time Line uses the critical path method to determine project schedules, performs resource leveling and lead/lag scheduling and presents information in PERT, Gantt and actual versus planned formats.

    Q&A is an easy-to-use, integrated database management and word processing program with sophisticated report generation capabilities. Q&A also has a natural language interface that allows the user to request reports from a database using plain English sentences instead of database commands.

    CLIENT-SERVER TECHNOLOGY

    Symantec Enterprise Developer is the next generation of client-server application development tools for creating complex distributed database applications. Symantec Enterprise Developer utilizes a repository based, business model driven development approach that allows a corporation to model its business needs. Symantec Enterprise Developer's SCALE architecture leverages these models to automate the application development process. Since business needs are captured in a centralized model stored in a repository, they can easily be maintained and modified as needed.

    DISTRIBUTION, SALES AND SUPPORT

    Symantec markets its products domestically and in major foreign markets, primarily through independent software distributors and major retail chains.

    DOMESTIC SALES

    Symantec's sales strategy is to use a direct field sales force that works with businesses to encourage them to adopt Symantec's products as corporate standards. Symantec also employs a distribution sales group to work closely with its major distributor and reseller accounts on the management of orders, inventory level and sell-through to retailers, as well as promotions and selling activities. Symantec's telemarketing sales group manages and supports major dealer and corporate end user accounts. Symantec's sales personnel are located in major metropolitan areas. At March 31, 1995, Symantec had approximately 110 people in its domestic direct field sales and telemarketing groups.

    With the expansion to enterprise-wide computing systems markets, Symantec believes that it must develop relationships with customers, deliver products developed for this market segment, continue to invest in its direct sales force and expand its value-added reseller program.

    Symantec maintains distribution relationships with a number of major independent software distributors, including Ingram Micro D, Inc. ("Ingram Micro D") and Merisel Americas, Inc. ("Merisel"). These distributors stock Symantec's products in inventory for redistribution to independent dealers, consultants and other resellers. Symantec also maintains relationships with many of the major computer and software retailing organizations in the United States, including Egghead Discount Software ("Egghead"), Corporate Software, Inc., Software Spectrum, Inc. and PC Connection, Inc. Symantec markets to each of these retail accounts either directly or through one of its authorized national distributors. Like many other software companies, Symantec also sells product upgrades and certain of its products directly to end users through direct mail campaigns. In addition, Symantec has site licensed many of its products to corporate customers.

    Approximately 33% of Symantec's net revenues in the year ended March 31, 1995 was derived from Symantec's two largest accounts - Ingram Micro D and Merisel. Ingram Micro D represented 22%, 17% and 15% of Symantec's net revenues in fiscal 1995, 1994 and 1993, respectively. Merisel represented 11%, 13% and 13% of Symantec's net revenues in fiscal 1995, 1994 and 1993, respectively.

    Symantec's return policy allows its distributors, subject to certain limitations, to return purchased products in exchange for new products or for credit towards future purchases. Individual end users may return products through dealers and distributors within a reasonable period from the date of purchase for a full refund, and retailers may return older versions of products. Various distributors and resellers may have more liberal return policies that may negatively impact the level of products which are returned to Symantec. Product returns most frequently occur when Symantec introduces upgrades and new versions of products or when distributors order too much product. In addition, competitive factors often require Symantec to offer rights of return for products that distributors or retail stores are unable to sell. Symantec has experienced and may experience in the future, significant increases in product returns above historical levels from customers of acquired companies after the acquisition is completed.

    Symantec prepares detailed analyses of historical return rate experiences in its estimation of anticipated returns and maintains reserves for product returns. In addition to detailed historical return rates, Symantec's estimation of return reserves takes into consideration upcoming product upgrades, current market conditions, customer inventory balances and any other known factors that could impact anticipated returns. Based upon returns experienced, Symantec's estimates have been materially accurate. The impact of actual returns net of such provisions has not had a material effect on Symantec's liquidity as the returns typically result in the issuance of credit towards future purchases as opposed to cash payments to the distributors. Symantec's marketing activities include advertising in trade, technical and business publications; cooperative marketing with distributors, resellers and dealers; periodic direct mailings to customers and prospective customers; and participation in trade and computer shows. Additionally, Symantec typically offers two types of rebate programs, volume incentive rebates and rebates to end users. Volume incentive rebates are made available to Symantec's largest distributors and resellers whereby the distributor or reseller earns a rebate as a pre-determined percentage of their purchases of Symantec's products. Volume incentive rebates are accrued when revenue is recorded. The amount of these rebates has been consistent for all periods presented and has not had a material impact on Symantec's liquidity. Symantec from time to time offers rebates to end users who purchase Symantec's products. During fiscal 1995, Symantec offered rebates to end users who purchased either pcANYWHERE or The Norton AntiVirus. End user

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
rebates are accrued when revenue is recorded. These end user rebates have been offered on a limited basis and have not been material to Symantec's results of operations or liquidity in fiscal 1995, 1994 and 1993.

    INTERNATIONAL SALES

    International revenues represented approximately 35%, 33% and 31% of Symantec's net revenues in fiscal 1995, 1994 and 1993, respectively. At March 31, 1995, Symantec had approximately 117 sales, marketing and related personnel in its international sales organization.

    Most of Symantec's revenues from Canada (which accounted for 3% of Symantec's net revenues in fiscal 1995) are derived from sales by affiliates of Symantec's major U.S. distributors. In other countries, Symantec sells its products through authorized distributors. In some countries these distributors are restricted to specified territories. Symantec typically adapts products for local markets, including translating the documentation and software where necessary, and prepares comprehensive marketing programs for each local market.

    Symantec has established offices in Australia, Brazil, Canada, France, Germany, Holland, Italy, Japan, Mexico, Russia, Sweden, Switzerland, Taiwan and the United Kingdom. These local offices facilitate Symantec's marketing and distribution in international markets. Symantec's international operations are subject to certain risks common to foreign operations, such as government regulations, import restrictions, currency fluctuations, repatriation restrictions and, in certain jurisdictions, reduced protection for Symantec's copyrights and trademarks. Information with respect to international operations and export sales may be found in Note 12 of Notes to Symantec Consolidated Financial Statements.

    CUSTOMER SUPPORT

    During the March 1994 quarter, Symantec introduced a new product support program that provides a wide variety of free and fee-based technical support services to its customers. Symantec provides its customers with free support via electronic and automated services as well as 90 days complimentary free telephone support for selected products. Symantec accrues the cost of providing this free support at the time of product sale. In addition, Symantec offers both individual users and corporate customers a variety of fee-based options designed to meet their individual technical support requirements. Fee-based technical support services did not generate material revenues in fiscal 1995 or 1994 and are not expected to generate material revenues in the near future.

    PRODUCT DEVELOPMENT AND ACQUISITIONS

    Symantec uses a multiple products sourcing strategy that includes internal development, acquisitions of product lines or companies and licensing from third parties. Development of new products and enhancement of existing products are typically performed by Symantec in individual product groups. Each group's responsibilities include design, development, documentation and quality assurance. Outside contractors are used for certain aspects of the product development process.

    Symantec uses strategic acquisitions, as necessary, to provide certain technology and products for its overall product strategy. Symantec has completed a number of acquisitions of companies and products and expects to acquire other companies and products in the future. In addition to the significant business risks associated with acquisitions, which include the successful combination of the companies in an efficient and timely manner, the coordination of research and development and sales efforts, the retention of key personnel and the integration of the acquired products, Symantec frequently incurs significant acquisition expenses for legal, accounting and financial advisory services and other costs related to the combination of the companies. These costs have in the past had and may, with respect to possible future acquisitions, have a significant adverse impact on Symantec's profitability and financial resources. There can be no assurance that any of Symantec's acquisitions will be successfully assimilated into Symantec's operations. In addition, the comparison of future Symantec revenues, expenses and profitability to historical revenues, expenses and profitability on a pooled basis may be adversely impacted by the elimination of duplicative products and operating activities.

    Symantec is devoting substantial efforts to the development of software products that are designed to operate on Windows 95. Symantec is also devoting substantial efforts to the development of products for networked operating environments and network management. Due to the inherent uncertainties of software development projects, there can be no assurance that products currently being developed by Symantec, including products being developed for Windows 95, will be technologically successful, that any resulting products will achieve market acceptance or that Symantec will be effective in competing with products currently in the market. There can also be no assurance that Symantec will elect to develop software products for the operating environments that ultimately are accepted by the marketplace, including Windows 95. Development for networked operating environments is more complex than development for the desktop and requires a higher level of research and development expenditures. As a consequence of the complexity of developing products for networked operating environments and operating systems using graphical user interfaces and Symantec's emphasis on technical excellence, Symantec has experienced delays in the development and delivery of its products and is likely to experience such delays in the future. Any such delays could result in a loss of competitiveness of Symantec's products and could adversely affect Symantec and its financial results.

    Symantec's total research and development expenses were approximately US$62.8 million, US$64.1 million and US$71.1 million in fiscal 1995, 1994 and 1993, respectively. Research and development expenditures are charged to operations as incurred. The decrease in research and development expenses in fiscal 1995 is principally due to the consolidation of product development efforts resulting from the acquisition of Central Point. Financial accounting rules requiring capitalization of certain software development costs have not materially affected Symantec.

    Norton Commander, Norton Backup, Norton Enterprise Backup, Norton Dislock, Fastback Plus-TM- and elements of certain other programs are licensed from third-party developers.

    COMPETITION

    The microcomputer software market is intensely competitive and is subject to rapid changes in technology and in the strategic direction of major microcomputer hardware manufacturers and operating system providers. Symantec's competitiveness depends on its ability to enhance its existing products and to offer new products on a timely basis. Symantec has more limited resources than certain of its competitors, and must restrict its product development efforts to a relatively small number of projects. Further, Symantec has less experience in the enterprise/network market than many of it competitors and fewer relationships and less experience with systems integrators and other third-party vendors that provide consulting and implementation services necessary to sell many of these products.

    Historically, much of Symantec's revenues were derived from products using the MS-DOS operating system and its character-based interface, which has been largely supplanted by the Windows operating environment. With the introduction of Windows 95, Symantec's ability to generate revenue from many of its current products will depend on its ability to develop new versions and enhancements of those products in a timely manner for the Windows 95 operating system and/or other operating systems that may gain market acceptance. Symantec has experienced delays in the development and delivery of its products and may experience such delays in the future, which would result in a loss of competitiveness of Symantec's products and could adversely affect Symantec and its financial results.

    Operating system vendors such as Microsoft have added features to new versions of their products that provide some of the same functionality traditionally offered in Symantec's utilities products. Symantec believes this trend may continue. Microsoft may incorporate advanced utilities in Windows 95 that may decrease the demand for certain of Symantec's products, including those currently under development. While Symantec plans to continue to improve its utilities products with a view toward providing enhanced functionality over what may be provided in operating systems, there is no assurance that these efforts will be successful or that such improved products will be accepted by software users. Symantec will also attempt to work with operating system vendors in an effort to make its utilities products compatible with those operating systems, yet differentiate those utilities products from features included in the operating systems. However, there is no assurance that these efforts will be successful.

    Because of the breadth of its product line, Symantec competes with at least one product from many of the major independent software vendors, including Borland, Cheyenne Software, Inc. ("Cheyenne"), Claris Corporation, Computer Associates International, Inc. ("Computer Associates"), Gupta Corporation ("Gupta"), Intel Corporation ("Intel"), Lotus Development Corporation ("Lotus"), McAfee Associates, Inc. ("McAfee"), Microsoft, Novell, Inc. ("Novell") and Software Publishing Corporation ("Software Publishing").

    For example, The Norton Enterprise Backup competes with ARCserve from Cheyenne, Network Archivist from Palindrome and Backup Exec from Arcada Software, Inc. The Norton Administrator for Networks competes with Microsoft System Management Server from Microsoft and LanDesk from Intel. Symantec
Enterprise Developer competes with PowerBuilder from Sybase, Inc. and SQL Windows from Gupta. Norton Utilities and Norton Backup compete with operating systems, such as Microsoft's MS-DOS, IBM's DOS and Novell's DR-DOS, which offer file recovery, anti-virus and backup features as well as products from independent utilities vendors. Norton AntiVirus and Central Point Antivirus compete with Viruscan from McAfee. Symantec's The Norton pcANYWHERE competes mainly with Laplink from Traveling Software, Carbon Copy from Microcom, Close Up from Norton Lambert and NetRemote from McAfee. ACT! and 1st ACT! compete with Lotus Organizer for Windows from Lotus, Maximizer from Modatech Systems, Inc. and many other personal information managers produced by various software developers. Symantec C++ competes with C++ compilers from Borland and Microsoft. Norton Desktop for Windows and PC Tools for Windows compete with Dashboard from Starfish Software. Time Line competes most directly with Microsoft Project from Microsoft, SuperProject from Computer Associates and Harvard Project Manager from Software Publishing. In addition, these and other Company products compete less directly with a number of other products that offer levels of functionality different from those offered by Symantec's products or that were designed for a somewhat different group of end users.

    Symantec also competes with microcomputer hardware manufacturers that develop their own software products. Further, Symantec competes with other microcomputer software companies for access to the channels of retail distribution and for the attention of customers at the retail level and in corporate accounts. Finally, Symantec competes with other software companies in its efforts to acquire products or companies and to publish software developed by third parties. Symantec believes that, in the next few years, competition in the industry will intensify as most major software companies expand their product lines into additional product categories. Some of Symantec's competitors have substantially greater financial, marketing and technological resources than Symantec.

    Price competition is significant in the microcomputer business software market and may continue to increase and become even more significant in the future, resulting in reduced profit margins. Additionally, should competitive pressures in the industry increase, Symantec may have to increase its spending on sales and marketing as a percentage of revenues, resulting in lower profit margins.

    MANUFACTURING AND BACKLOG

    Symantec's product development organization produces a set of master diskettes and documentation for each product. Most of Symantec's domestic manufacturing is performed by outside contractors under supervision of Symantec's manufacturing organization. Purchasing of most raw materials and most fulfillment of orders is done by Symantec personnel in Symantec's Sunnyvale, California facility. The manufacturing steps that are subcontracted to outside organizations include the duplication of diskettes and CD-ROM's, printing of documentation materials and assembly of the final package. Symantec performs diskette duplication and assembly of the final package in its Dublin, Ireland, manufacturing facility for most products distributed outside of the United States and Canada.

    Symantec is often able to acquire materials on a volume-discount basis and has multiple sources of supply for certain materials. To date, Symantec has not experienced any material difficulties or delays in production of its software and related documentation and packaging. However, shortages may occur in the future. For example, shortages of certain materials may occur when Microsoft introduces new operating systems such as Windows 95.

    Symantec normally ships products within one week after receiving an order. Thus, Symantec does not consider backlog to be a significant indicator of future performance.

    PRODUCT PROTECTION

    Symantec regards its software as proprietary and relies on a combination of copyright, patents, trade secret and trademark laws, license agreements and technical measures in an attempt to protect its rights. Despite these precautions, it may be possible for unauthorized third parties to copy aspects of Symantec's products or to obtain and use information that Symantec regards as proprietary. All of Symantec's products are protected by copyright, and Symantec has several patents and patent applications pending. However, existing patent and copyright laws afford limited practical protection. In addition, the laws of some foreign countries do not protect Symantec's proprietary rights in its products to the same extent as do the laws of the United States. Symantec's products are not copy protected.

    As the number of software products in the industry increases and the functionality of these products further overlaps, Symantec believes that software developers will become increasingly subject to infringement claims. This risk is potentially greater for companies, such as Symantec, that obtain certain of their products through publishing agreements or acquisitions, since they have less direct control over the development of those products. Additionally, an increasing number of software patents are being issued, some of which are very broad in nature. This increases the risk that Symantec's products may be subject to claims of patent infringement. Although such claims may ultimately prove to be without merit, they can be time consuming and expensive to defend. Symantec is currently involved in several lawsuits involving trade secret or patent disputes (See "-- Legal Proceedings").

    EMPLOYEES

    As of September 30, 1995, Symantec employed 1,700 people, including 823 in sales, marketing and related staff activities, 540 in product development and 337 in management, manufacturing, administration and finance. None of the employees is represented by a labor union and Symantec has experienced no work stoppages. Symantec believes that its employee relations are good.

    Competition in recruiting personnel in the software industry is intense. Symantec believes that its future success will depend in part on its ability to recruit and retain highly skilled management, marketing and technical personnel.

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
PROPERTIES

    Symantec's principal locations, all of which are leased, are as follows:

                                                                                    APPROXIMATE SIZE  EXPIRATION
           LOCATION                                   PURPOSE                       (IN SQUARE FEET)   OF LEASE
-------------------------------  -------------------------------------------------  ----------------  -----------
DOMESTIC
Cupertino, California
  Corporate Headquarters         Administration, sales and marketing and research          87,000        1998
                                  and development
  Development Tools              Development                                               42,000        2000
                                                                                                       (2001 for
                                                                                                      one floor)
Sunnyvale, California            Manufacturing                                             78,000        1998
Santa Monica, California         Research and development and marketing                    81,000        2000
Santa Monica, California         Research and development                                  31,000        2000
Novato, California               Research and development and marketing                    28,000        1996
Bedford, Massachusetts           Research and development and marketing                    13,000        1997
Eugene, Oregon                   Customer service and technical support                   106,000        1999
Baton Rouge, Louisiana*          Research and development and marketing                    48,000        1995
Beaverton, Oregon                Research and development and marketing                    45,000        1997
Huntington, New York             Research and development and marketing                    24,000        2000
Richardson, Texas                Research and development and marketing                     4,000        1998
Shelton, Connecticut**           Research and development and marketing                    21,000        1998
St. Louis, Missouri              Research and development                                   3,000        1996
INTERNATIONAL
Leiden, Holland                  Administration, sales and marketing                       15,000        1997
Dublin, Ireland                  Manufacturing and translations                            44,000        2026

------------------------
 * Symantec is currently in the process of closing this facility and has entered into another lease for 3,000 square feet in Baton Rouge, Louisiana, which expires in 1998.

**  Symantec is currently planning to close this facility.

    Symantec's principal administrative, sales and marketing facility as well as certain research and development and support facilities are located in Cupertino, California. Symantec leases a number of additional facilities for marketing and research and development in the United States and for marketing in Europe, Australia, Japan and Canada. Symantec believes its facilities are adequate for its current needs and additional or substitute space will be available as needed to accommodate any expansion of its operations.

LEGAL PROCEEDINGS

    On May 19, 1995, Personal Computer Peripherals Corporation ("PCPC") filed a lawsuit in the U.S. District Court for the District of Delaware against Symantec and five other companies, alleging that the defendants' products for backing up data on a computer network infringe a patent held by PCPC. The complaint seeks unspecified damages and an injunction preventing the sale of infringing products. Symantec believes that the complaint has no merit.

    On December 30, 1994, Software Engineering Carmel ("Carmel") filed a lawsuit in the U.S. District Court for the District of Oregon against Central Point, a wholly-owned subsidiary of Symantec. Carmel developed and maintains the anti-virus program distributed by Central Point. The complaint alleges that Central Point breached its contract with Carmel by not fulfilling an implied obligation under the contract to use its best efforts or, alternatively, its reasonable efforts to market the anti-virus program developed by Carmel. The complaint also alleges that Central Point violated the non-competition provision in its agreement, by selling a competing anti-virus program, apparently based on Symantec's sale of its own anti-virus product. The complaint seeks damages in the amount of US$6.75 million and a release of Carmel from its obligation not to sell competing products. Symantec believes the complaint has no merit.

    On  September 3,  1992, Borland  filed a lawsuit  in the  Superior Court for
Santa Cruz County, California against Symantec, Gordon E. Eubanks, Jr. (Symantec's President and Chief Executive Officer) and Eugene Wang (an Executive Vice President of Symantec who is a former employee of Borland). The complaint, as amended, alleges misappropriation of trade secrets, unfair competition, inducing breach of contract, interference with prospective economic advantage and unjust enrichment. Borland alleged that prior to joining Symantec, Mr. Wang transmitted to Mr. Eubanks confidential information concerning Borland's product and marketing plans. Borland claims damages in an unspecified amount. Symantec has denied the allegations of Borland's complaint and contends that Borland has suffered no damages from the alleged actions. Borland obtained a temporary restraining order and a preliminary injunction prohibiting the defendants from using, disseminating or destroying any Borland proprietary information or trade secrets. Symantec filed a cross complaint against Borland alleging that Borland had committed abuse of process and defamation in publishing statements that Symantec had acted in contempt of a temporary restraining order. The case is not being actively prosecuted at this time pending the outcome of the criminal proceedings, discussed below. Symantec believes the claims have no merit.

    On September 2, 1992, the Scotts Valley, California police department, operating with search warrants for Borland proprietary and trade secret information, searched Symantec's offices and the homes of Messrs. Eubanks and Wang and removed documents and other materials. On February 26, 1993, criminal indictments were filed against Messrs. Eubanks and Wang for allegedly violating various California Penal Code Sections relating to the misappropriation of trade secrets and unauthorized access to a computer system. On August 23, 1993, the court recused the District Attorney's Office from prosecution of the action. On October 5, 1993, the State Attorney General and the District Attorney's Office filed a Notice of Appeal of the Order, and that appeal was argued on July 11, 1995. The decision recusing the District Attorney's office from prosecution of the action was reversed on September 8, 1995. The defendants intend to petition the appellate court for a review of the decision. Symantec believes the criminal charges against Messrs. Eubanks and Wang have no merit.

    On June 11, 1992, Dynamic Microprocessor Associates, Inc. ("DMA"), a wholly-owned subsidiary of Symantec, commenced an action against EKD Computer Sales & Supplies Corporation ("EKD"), a former licensee of DMA and Thomas Green, a principal of EKD, for copyright infringement, violations of the Lanham Act, trademark infringement, misappropriation, deceptive acts and practices and unfair competition and breach of contract. On July 14, 1992, the Suffolk County sheriff's department conducted a search of EKD's premises and seized and impounded thousands of infringing articles. On July 21, 1992, the court issued a preliminary injunction against EKD and Mr. Green, enjoining them from manufacturing, marketing, distributing, copying or purporting to license DMA's pcANYWHERE III or using DMA's marks.

    On July 20, 1992 and in a subsequent amendment, EKD and Mr. Green answered Symantec's complaint denying all liability and asserting counterclaims against Symantec and Lee Rautenberg, who was formerly President of DMA. In May 1993, EKD and Mr. Green were granted permission to file a Second Amended Answer and counterclaims that dropped every previously raised claim and now allege that DMA obtained the temporary restraining order and preliminary injunction in bad faith and that DMA, Symantec and Mr. Rautenberg breached certain license agreements and violated certain federal and New York State antitrust laws. In February 1995, DMA was granted leave to file an Amended Complaint, which EKD subsequently responded to by a Third Amended Answer and Counterclaims virtually identical to EKD's Second Amended pleading. Symantec believes the charges made by EKD and Mr. Green have no merit.

    Subsequent to the acquisition of DMA by Symantec, Peter Byer, a former sales and marketing employee of DMA, filed a lawsuit in the Supreme Court of the State of New York against DMA, Symantec and Lee Rautenberg. The lawsuit alleges that Peter Byer was orally promised an 8% equity interest in DMA in connection with his performance of services, that he was underpaid commissions under DMA's commission plan, and that DMA was unjustly enriched because it paid Mr. Byer less than the fair value of his services. The lawsuit seeks damages of at least US$5.3 million. Symantec believes the charges have no merit. Furthermore, Mr. Rautenberg and the other stockholders of DMA have an obligation to indemnify Symantec for any liabilities resulting from this action.

    Symantec is involved in other judicial and administrative proceedings incidental to its business. Symantec intends to defend all of the aforementioned pending lawsuits vigorously and although an adverse decisions (or settlements) may occur in one or more of the cases, the final resolution of these lawsuits, individually or in the aggregate, is not expected to have a material adverse effect on the financial position of Symantec. However, depending on the amount and timing of an unfavorable resolution of these lawsuits, it is possible that Symantec's future results of operations or cash flows could be materially adversely affected in a particular period.

DIRECTORS AND MANAGEMENT

    The directors, executive officers and key employees of Symantec are as follows:

            NAME                  AGE                             POSITION
----------------------------      ---      -------------------------------------------------------
Gordon E. Eubanks, Jr.                48   President, Chief Executive Officer and Director
Robert R. B. Dykes                    46   Executive Vice President, Worldwide Operations and
                                            Chief Financial Officer
John C. Laing                         45   Executive Vice President, Worldwide Sales
Eugene Wang                           39   Executive Vice President, Applications and Development
                                            Tools
Mark Bailey                           36   Senior Vice President of Business Development
Ted Schlein                           31   Vice President, Enterprise Solutions
Ellen W. Taylor                       57   Vice President and General Manager, Peter Norton
                                            Computing Group
Derek Witte                           38   Vice President and General Counsel
Carl D. Carman (1)                    59   Chairman of the Board and Director
Charles M. Boesenberg                 47   Director
Walter W. Bregman (2)                 61   Director
Robert S. Miller (1)                  53   Director
Leslie L. Vadasz (2)(3)               58   Director

------------------------
(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Served as member of the Audit Committee until September 1994.

    Directors hold office until the next annual meeting of stockholders and until their successors have been elected and qualified or until their earlier resignation or removal. Executive officers are chosen by and serve at the discretion of the Board of Directors. There is no family relationship between any director or executive officer of Symantec and any other director or executive officer of Symantec.

    GORDON E. EUBANKS, JR. is the President and Chief Executive Officer of Symantec. He has served as a director of Symantec since November 1983 and as the President and Chief Executive Officer of Symantec since October 1986. Mr. Eubanks also served as Symantec's Chairman of the Board from

November 1983 to October 1986 and from November 1990 to January 1993. Previously, Mr. Eubanks was Vice President of Digital Research Inc.'s commercial systems division, where he was responsible for the development and marketing of all system software products. He left Digital Research in September 1983. Mr. Eubanks founded Compiler Systems, Inc. and authored its products: CBASIC, one of the first successful languages on personal computers, and CB80, a compiled version of CBASIC. Compiler Systems was acquired by Digital Research in August of 1981. Mr. Eubanks received his Bachelor of Science degree in Electrical Engineering from Oklahoma State University. He received his Masters degree in Computer Science from Naval Postgraduate School in Monterey, California. Mr. Eubanks was a commissioned officer in the United States Navy from 1970 to 1979 serving in the Nuclear Submarine Force. Mr. Eubanks is also a director of NetFRAME Systems, Inc. and Truevision, Inc. He is a member of the IEEE and ACM.

    On February 26, 1993, criminal indictments were filed against Mr. Eubanks for allegedly violating various California Penal Code Sections relating to the misappropriation of trade secrets and unauthorized access to a computer system. Symantec believes that the charges have no merit.

    ROBERT R. B. DYKES is Executive Vice President, Worldwide Operations and Chief Financial Officer. Mr. Dykes joined Symantec in October 1988. From April 1984 to October 1988, Mr. Dykes was the Chief Financial Officer at Adept Technology, Inc., a robotics firm, where he oversaw all financial procedures and reporting and developed venture capital and funding strategies. From July 1983 to April 1984, Mr. Dykes was with Xebec, a publicly held Winchester disk drive controller manufacturer, most recently as Chief Financial Officer. Prior to Xebec, Mr. Dykes spent 12 years in various financial positions at Ford Motor Company in New Zealand and Australia and with its Finance Staff in Dearborn, Michigan, most recently as manager of the marketing budgets for the Ford and Lincoln Mercury car divisions. Mr. Dykes holds a Bachelor of Commerce and Administration degree from Victoria University in Wellington, New Zealand. Mr. Dykes is on the board of directors of Flextronics International, Ltd. Mr. Dykes is chairman of the CFO committee of the Software Publishers Association.

    JOHN C. LAING is Executive Vice President, Worldwide Sales. Mr. Laing joined Symantec in March 1989 as Vice President/Sales. Before joining Symantec, Mr. Laing served as Regional Director for Apple Computer, Inc., a microcomputer manufacturer, in the Midwest. In that position his responsibilities included managing Apple's sales, marketing and support activities within Illinois, Wisconsin and Northern Indiana. Prior to joining Apple in July 1986, Mr. Laing served as Vice President and General Manager at ECZEL Corporation, a division of Crown Zellerbach Corporation. Mr. Laing spent the majority of his earlier career at Xerox Corporation, where he served in a variety of sales and sales management positions over a ten-year period. Mr. Laing is a director of Macromedia, Inc., a multimedia software developer, and the Software Publishers Association.

    EUGENE WANG is Executive Vice President, Applications and Development Tools. Mr. Wang joined Symantec in September 1992. From September 1988 to September 1992, Mr. Wang held a number of management positions at Borland International, Inc. At the time of his departure from Borland, Mr. Wang was the vice president and general manager of languages, and was responsible for the product management and marketing of four product lines. From 1983 to September 1988, Mr. Wang worked for Gold Hill Computers, Inc. During that time, Mr. Wang became the vice president of marketing and a director. Mr. Wang holds a Bachelor of Science degree in computer science from the University of California at Berkeley.

    On February 26, 1993, criminal indictments were filed against Mr. Wang for allegedly violating various California Penal Code Sections relating to the misappropriation of trade secrets and unauthorized access to a computer system. Symantec believes that the charges have no merit.

    MARK BAILEY is Senior Vice President of Business Development at Symantec Corporation. Mr. Bailey has led Symantec's mergers and acquisitions effort since December 1989. Prior to that Mr. Bailey was an associate partner with one of the early investors in Symantec, Kleiner Perkins

Caufield & Byers. Before attending graduate school, Mr. Bailey worked at Hewlett Packard. Mr. Bailey received a bachelor of science degree in electrical engineering and computer science from Princeton University and an MBA from Harvard University's Graduate School of Business Administration.

    TED SCHLEIN is Vice President, Enterprise Solutions and is responsible for overseeing the marketing and development of enterprise products, focusing on network management and client/server front-end development tools and their supporting technologies. Mr. Schlein has been an employee of Symantec since June 1986, and during that time has served in a variety of management positions, including Vice President, Business Development, Vice President, European Business Development and Vice President, Data Management Group. Mr. Schlein holds a Bachelor of Science degree in Economics from the University of Pennsylvania.

    ELLEN W. TAYLOR is Vice President and General Manager, Desktop Utility Products. Ms. Taylor joined Symantec in 1991 and is responsible for all development activities pertaining to Symantec's utility products. From 1987 until joining Symantec, Ms. Taylor was vice president, product marketing at Interleaf, Inc. Ms. Taylor also worked at Computer Associates from 1980 until 1987 as manager of several departments, including special projects, operating systems support, quality assurance, documentation and product resources. Ms. Taylor holds a Bachelor of Arts in psychology from San Diego State University and an associates degree in computer science from Palomar College, San Marcos, California. Ms. Taylor has tendered a resignation from her current position with Symantec effective October 16, 1995.

    DEREK WITTE is Vice President and General Counsel. Mr. Witte joined Symantec in October 1990. From October 1987 until joining Symantec, Mr. Witte was Associate General Counsel and later Director of Legal Services for Claris Corporation, a software subsidiary of Apple. Between January and October 1987, Mr. Witte was Assistant General Counsel at Worlds of Wonder, Inc. Previously Mr. Witte practiced law with the San Francisco based law firms of Brobeck, Phleger & Harrison and Heller Ehrman White and McAuliffe during the periods between 1981 and 1983 and 1983 and 1987, respectively. Mr. Witte holds a law degree and a Bachelor of Arts degree in Economics from the University of California at Berkeley. Mr. Witte has been a member of the California bar since 1981.

    CARL D. CARMAN has been a director of Symantec since May 1984. Mr. Carman was appointed as Symantec's Chairman of the Board in January 1993. Mr. Carman first became a director of Symantec when he was elected to represent Masters Fund, a venture capital firm, on the Board. Mr. Carman has been a partner in Hill, Carman Ventures, a venture capital firm, since April 1989. Mr. Carman has also been a partner in Masters Fund since October 1983. Prior to founding Masters Fund in October 1983, he served from October 1979 to October 1983 as a Vice President of Research and Development and then as Executive Vice President of Technology at NBI, an office automation manufacturing company. Prior to that, Mr. Carman was the Vice President of Engineering at Data General Corporation. Mr. Carman holds a Bachelor of Science degree in Engineering from the University of Kentucky.

    CHARLES M. BOESENBERG has been a director of Symantec since June 16, 1994, and provides certain consulting services to Symantec. Mr. Boesenberg is currently the President and Chief Executive Officer of Ashtech, Inc., a position that he assumed in January 1995. Mr. Boesenberg was an Executive Vice President of Symantec from June 1, 1994, when Symantec acquired Central Point Software, Inc. and continued in that capacity until December 1994. In February of 1992, Mr. Boesenberg joined Central Point as its President and Chief Operating Officer, and was elected as its Chief Executive Officer and Chairman in March 1992, and continued in those positions until the acquisition of Central Point by Symantec. From February 1989 to June 1991, Mr. Boesenberg was the Executive Vice President, Marketing of MIPS Computers Systems, Inc., a semiconductor and computer systems company, and from July 1991 to January 1992, he was the President of that company. From February 1987 to February 1991, Mr. Boesenberg was the Senior Vice President of U.S. Sales and Marketing at Apple Computer. Mr. Boesenberg holds a Bachelor of Science in mechanical engineering from Rose Hulman Institute of Technology and an Master of Science in business administration from Boston University. Mr. Boesenberg is also a director of AER Energy Resources Inc. and Merix Corporation.

    WALTER W. BREGMAN has been a director of Symantec since his appointment by the Board in October 1988. Mr. Bregman has been Chairman and co-CEO of S&B Enterprises, a consulting firm, since March 1988, and since December 1992 has been President and CEO of Golf Scientific, Inc., a company which produces and sells golf instructional equipment. From July 1985 until June 1987, Mr. Bregman was President and owner of the Cormorant Beach Club. During the period from March 1979 through February 1985, Mr. Bregman was President, Playtex U.S.; President, Playtex Products; President, International Playtex, Inc.; member of the Board, Senior Vice President, Esmark; and Senior Vice President, Beatrice Inc. He has also been Vice President of Marketing and Advertising of Gallo Winery and President of NCK, Inc., an advertising agency in Europe. Mr. Bregman holds a Bachelor of Arts in English from Harvard College. Mr. Bregman is also a director and Chairman of the Board of RasterOps Corporation.

    ROBERT S. MILLER has been a director of Symantec since his appointment by the Board in September of 1994. Mr. Miller currently devotes substantially all of his time to his duties as Chairman of the Board of Morrison-Knudsen Corporation, and the remainder of his time to performing his duties as a director of a number of other large corporations. From April 1992 until February 1993 he was a senior partner at James D. Wolfensohn, Inc., a New York investment banking firm. From 1979 until March 1992, he was an executive of Chrysler Corporation, where he served in various capacities, including as Vice Chairman of the Board and Chief Financial Officer. Mr. Miller holds a Bachelor of Arts in Economics from Stanford University, a law degree from Harvard Law School and a Masters of Business Administration from Stanford University's Graduate School of Business. In addition to serving as the Chairman of the Board of Morrison-Knudsen Corporation, Mr. Miller is also a director of Fluke Corporation, Federal Mogul Corporation, Pope & Talbot Inc. and Coleman Company.

    LESLIE L. VADASZ has been a director of Symantec since his appointment by the Board in June 1991. Mr. Vadasz is Senior Vice President of Intel Corporation and has been an employee of Intel since it was founded in 1968. Mr. Vadasz has held a variety of Engineering Management and General Management roles, and currently is Director of Corporate Business Development of Intel. Mr. Vadasz holds a Bachelor of Science in Electrical Engineering from McGill University and is a fellow of the IEEE. Mr. Vadasz is also a director of Intel Corporation.

DESCRIPTION OF CAPITAL STOCK

    See description of the capital stock of Symantec under "THE COMPANIES AFTER THE TRANSACTION -- Symantec Share Capital."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of September 30, 1995, or as otherwise specified, with respect to the beneficial ownership of Symantec Common Stock by (i) each stockholder known by Symantec to be the beneficial owner of more than 5% of Symantec Common Stock, (ii) each director of Symantec, (iii) each executive officer of Symantec named in the Summary Compensation Table (see "Compensation of Executive Officers" below), and (iv) all current executive officers and directors of Symantec as a group.

                                                                                                   PRO FORMA BENEFICIAL
                                                                                                     OWNERSHIP AFTER
                                                            AMOUNT AND NATURE OF                     TRANSACTION (2)
NAME AND ADDRESS                                                 BENEFICIAL          PERCENT     ------------------------
OF BENEFICIAL OWNER                                            OWNERSHIP (1)         OF CLASS         #           (%)
---------------------------------------------------------  ----------------------  ------------  -----------  -----------
FMR Corporation (3) .....................................          4,352,720             11.1%     4,352,720        8.2%
 82 Devonshire Street
 Boston, MA 02109
Ardsley Advisory Partners (4) ...........................          2,689,000              6.8%     2,689,000        5.1%
 646 Steamboat Road
 Greenwich, CT 06830
Gordon E. Eubanks, Jr. (5)...............................            398,205              1.0%       398,205       *
John C. Laing (6)........................................            189,616            *            189,616       *
Robert R.B. Dykes (7)....................................             86,504            *             86,504       *
Charles Boesenberg (8)...................................             85,533            *             85,533       *
Carl D. Carman (9).......................................            101,250            *            101,250       *
Walter W. Bregman (10)...................................             74,750            *             74,750       *
Leslie L. Vadasz (11)....................................             79,750            *             79,750       *
Eugene Wang (12).........................................             55,833            *             55,833       *
Robert S. Miller (13)....................................             24,000            *             24,000       *
Ellen Taylor (14)........................................              6,489            *              6,489       *
All current Symantec executive officers and directors as
 a group (13 persons) (17)...............................          1,302,612              3.2%     1,302,612        2.4%

------------------------

  * Less than 1%.

 (1) The information above is based upon information supplied by officers and directors, and, with respect to principal stockholders, Schedules 13G and 13D (if any) filed with the SEC. Unless otherwise indicated below, the persons named in the table had sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

 (2) Assumes a total of 13,615,636 Exchangeable Shares of Delrina will be issued in the Transaction which will be exchanged for an equal number of shares of Symantec Common Stock.

 (3) Based on information provided by FMR Corporation to Symantec in a letter dated July 29, 1995.

 (4) Based on information as of September 30, 1995 provided by Ardsley Advisory Partners to Symantec.

 (5) Includes 275,000 shares subject to options exercisable within 60 days.

 (6) Includes 174,291 shares subject to options exercisable within 60 days.

 (7) Includes 32,500 shares subject to options exercisable within 60 days.

 (8) Represents 82,535 shares subject to options exercisable within 60 days.
 (9) Represents 101,250 shares subject to options exercisable within 60 days.

(10) Represents 69,750 shares subject to options exercisable within 60 days.

(11) Includes 79,750 shares subject to options exercisable within 60 days.

(12) Includes 55,833 shares subject to options exercisable within 60 days.

(13) Includes 22,000 shares subject to options exercisable within 60 days.

(14) Includes 6,094 shares subject to options exercisable within 60 days.

(15) Includes 1,067,549 shares subject to options exercisable within 60 days, including the options described in notes (5)-(14).

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Symantec and its subsidiaries during each of the fiscal years ended on or about March 31, 1993, 1994 and 1995 to Symantec's Chief Executive Officer and Symantec's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the fiscal year ended March 31, 1995. This information includes the dollar values of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. Symantec does not grant stock appreciation rights and has no other long term compensation benefits.

    SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                      ANNUAL COMPENSATION                    COMPENSATION
                                     ------------------------------------------------------  -------------
                                                                              OTHER ANNUAL       STOCK           ALL OTHER
     NAME & PRINCIPAL POSITION         YEAR      SALARY(US$)    BONUS(US$)    COMPENSATION    OPTIONS (#)   COMPENSATION (US$)
-----------------------------------  ---------  -------------  ------------  --------------  -------------  -------------------
Gordon E. Eubanks                         1995     350,000         187,842        1,940(3)            0            15,509(5)
 President and Chief                      1994     329,167         116,470        5,500(3)      200,000            16,671(5)
 Executive Officer                        1993     257,680          47,398        2,750(3)            0            20,827(5)
Robert R.B. Dykes                         1995     296,667         109,514        3,249(3)       30,000             3,210(6)
 EVP World-Wide                           1994     270,833          81,516        9,898(3)      110,000             3,690(6)
 Operations & CFO                         1993     238,542          29,127        9,673(3)            0             1,688(6)
John C. Laing                             1995     337,669          47,882          825(3)       23,000            29,390(7)
 EVP World-Wide Sales                     1994     338,711(1)       35,843        2,981(3)       20,000            30,669(7)
                                          1993     335,684(1)       10,869          849(3)      190,000(4)         28,264(7)
Eugene Wang                               1995     246,667          64,013        2,288(3)       20,000             4,920(8)
 EVP Applications and                     1994     240,000          55,301            0               0             6,590(8)
 Development Tools                        1993     140,000(2)       28,183            0         100,000             4,320(9)
Ellen Taylor                              1995     195,417          71,801        3,050(3)       12,000             4,700(10)
 VP and Gen. Mgr.,                        1994     154,042          58,459            0          37,000             5,203(10)
 Peter Norton Group                       1993     106,964          15,388            0          33,000             2,865(10)

------------------------

 (1) Includes   commissions   of   US$151,186,   US$142,044   and    US$137,669,
     respectively, for each of 1993, 1994 and 1995.

 (2) Represents a partial year's salary for the fiscal year ending April 1, 1994 (employment began September 1, 1993).

 (3) Automobile allowance.

 (4) Includes an original grant of an option to purchase 75,000 shares in April 1992 that was repriced in September 1992. The remaining shares represent options granted prior to April 1992 that were repriced in September 1992.

 (5) Includes US$19,139 of interest forgiven in 1993, US$13,880 of interest forgiven in 1994 and US$12,361 of interest forgiven in 1995, US$1,688, US$2,791 and US$3,148, respectively, of matching contributions to Symantec's 401(k) plan in 1993, 1994 and 1995.

 (6) Consists of US$1,688, US$3,690 and US$3,210, respectively of matching contributions to Symantec's 401(k) plan in 1993, 1994 and 1995.

 (7) Consists of US$26,331 of mortgage assistance in each of 1993, 1994 and 1995, and US$1,933, US$4,338 and US$3,059, respectively, of matching contributions to Symantec's 401(k) plan in 1993, 1994 and 1995.

 (8) Includes US$6,590 and US$4,920 of matching contributions to Symantec's 401(k) plan in 1994.

 (9) Relocation assistance.

(10) Consists of US$2,865, US$5,203, and US$4,700, respectively, of matching contributions to Symantec's 401(k) plan in 1993, 1994 and 1995.

    OPTION GRANTS IN FISCAL 1995

    The following table sets forth further information regarding individual grants of options to purchase Symantec Common Stock during the fiscal year ended March 31, 1995 to each of the executive officers named in the Summary Compensation Table above. All grants were made pursuant to the Stock Option Plan. In accordance with the rules of the SEC, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of Symantec's Common Stock and overall market conditions. There can be no assurances that the potential realizable values shown in this table will be achieved.

                                                                                           POTENTIAL REALIZABLE
                                                                                                  VALUE
                                                  INDIVIDUAL GRANTS                      AT ASSUMED ANNUAL RATES
                              ---------------------------------------------------------       OF STOCK PRICE
                               # SHARES        % OF TOTAL                                      APPRECIATION
                              UNDERLYING     OPTIONS GRANTED     EXERCISE                  FOR OPTION TERM (3)
                                OPTIONS      TO EMPLOYEES IN       PRICE     EXPIRATION  ------------------------
NAME                          GRANTED (1)    FISCAL YEAR (2)     (US$/SHR)      DATE         5%           10%
----------------------------  -----------  -------------------  -----------  ----------  -----------  -----------
Gordon Eubanks..............           0               0%           N/A         N/A                0            0
Robert Dykes................      30,000              1.0     % $     10.50     6/30/04  $   198,101  $   502,029
John Laing..................      23,000              0.8     % $     10.50     6/30/04  $   151,878  $   384,889
Eugene Wang.................      20,000              0.7     % $     10.50     6/30/04  $   132,067  $   334,686
Ellen Taylor................      12,000              0.4     % $   17.6875    11/15/04  $   133,483  $   338,271

------------------------

(1) Stock options are granted with an exercise price equal to the fair market value of Symantec Common Stock on the date of grant. Options granted under the Stock Option Plan generally become exercisable 25% after the first year and ratably in monthly increments over the succeeding three years. Options lapse after ten years or, if earlier, 90 days after termination of employment.

(2) Symantec granted options on a total of 2,971,000 shares to employees and consultants in fiscal 1995.

(3) The 5% and 10% assumed rates of annual compound stock price appreciation are mandated by rules of the SEC and do not represent Symantec's estimate or projection of future Symantec Common Stock prices.

    AGGREGATE OPTION EXERCISES IN FISCAL 1995 AND MARCH 31, 1995 OPTION VALUES

                                                                 NUMBER OF SHARES
                                                              UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                                               OPTIONS AT MARCH 31,       IN-THE-MONEY OPTIONS
                                                                       1995            AT MARCH 31, 1995 (US$)(1)
                                  SHARES                     ------------------------  --------------------------
                               ACQUIRED ON       VALUE            EXERCISABLE /              EXERCISABLE /
NAME                           EXERCISE (#)  REALIZED (US$)       UNEXERCISABLE              UNEXERCISABLE
-----------------------------  ------------  --------------  ------------------------  --------------------------
Gordon Eubanks...............       --             --            350,832/104,168       $     4,955,149/$1,113,288
Robert Dykes.................       --             --            107,916/ 82,084       $        943,977/$ 944,772
John Laing...................       15,000    $    131,875       162,770/ 53,730       $      2,718,191/$ 661,527
Eugene Wang..................       25,000    $    172,500        37,500/ 57,500       $        466,412/$ 725,150
Ellen Taylor.................        8,888    $     67,374        15,852/ 36,667       $        123,933/$ 264,022

------------------------

(1) The valuations shown above for unexercised in-the-money options are based on the difference between the option exercise price and the fair market value of the stock on March 31, 1995 (US$23.4375 per share). These values have not been, and may never be, realized.

(2) The value realized for option exercises is the aggregate fair market value of Symantec Common Stock on the date of exercise less the exercise price.

    EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    In December 1991, Symantec entered into agreements with each of Robert R.B. Dykes, its Executive Vice President, Worldwide Operations and Chief Financial Officer, and John C. Laing, its Executive Vice President, Worldwide Sales providing for certain benefits to such executives in the event their employment is terminated without cause within one year after the occurrence of a merger, consolidation or similar transaction that results in a change in control of Symantec. "Change of control" includes (a) any consolidation or merger of Symantec with or into any other corporation or corporations in which the stockholders of Symantec immediately prior to the consolidation or merger do not retain a majority of the voting power of the surviving corporation, (b) a change in the majority of the Board resulting from any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, or any sale of all or substantially all of the assets of Symantec. If, within one year after a change in control, Messrs. Dykes' or Laing's employment is terminated other than for cause or disability, Messrs. Dykes and/or Laing, as the case may be, would be entitled to receive severance pay equal to his base salary as of the date of such termination in accordance with Symantec's normal payroll practices for a period of one year, to have all unvested stock options become fully vested and exercisable in accordance with their terms notwithstanding any vesting schedule in such options to the contrary, and to have benefits provided to him as of the date of such termination under Symantec's health, dental, life, disability and other benefit plans continued for a period of one year. In addition, if any such payments would be subject to the tax imposed by Section 4999 of the U.S. Code, Messrs. Dykes and Laing would be entitled to receive additional amounts such that the net amount of the payments and benefits, after deduction of taxes, would be equal to the total aggregate original amount of the payments and benefits payable.

    On June 1, 1994, Symantec entered into an Employment and Consulting Agreement with Charles M. Boesenberg (the "Employment Agreement") in connection with the acquisition by Symantec of Central Point, which was subsequently amended in December 1994. The Employment Agreement, as amended, provided for an employment period which began June 1, 1994 and continued to December 31, 1994 (the "Initial Employment Period"), and a period during which Mr. Boesenberg would act as a consultant to Symantec, beginning with the termination of his employment and continuing until January 1, 1996 (the "Consulting Period"). Mr. Boesenberg's base compensation during the Initial Employment Period was US$235,000 per year; the base compensation during the Consulting Period is US$360,000 per year. Mr. Boesenberg's compensation for the Consulting Period reflects compensation that would otherwise have been payable to Mr. Boesenberg under a pre-existing agreement with Central Point Software, Inc. due to the change in control of Central Point that was effected by Symantec's acquisition of Central Point. Under the Employment Agreement,

Mr. Boesenberg waived all rights to receive compensation under that pre-existing agreement. In addition to base compensation, the Employment Agreement provided for Mr. Boesenberg to receive bonuses of US$31,250 per quarter in the Initial Employment Period based on quarterly targets, and adjusted upward or downward based on a formula relating to the revenue and expenses of Symantec's Central Point business unit. Pursuant to the Employment Agreement Mr. Boesenberg received an additional bonus of US$25,000 because Symantec's Central Point business unit fully met its revenue goals for at least three quarters during the Initial Employment Period. Bonuses paid under the Employment Agreement were in lieu of bonuses that Mr. Boesenberg would otherwise have been eligible for under Symantec's management bonus plan. Mr. Boesenberg also received an option to purchase 50,000 shares of Symantec Common Stock, with an exercise price based on the fair market value on the date of grant, which vested as to 33,333 shares based upon the attainment of certain financial goals in each of the quarters ending September 30, 1994 and December 30, 1994. The Employment Agreement also provided that each outstanding option previously granted to Mr. Boesenberg by Central Point was immediately exercisable for an additional number of shares equal to that number of shares for which each such option would have become exercisable during the two years after the date of the acquisition. The exercisability of these additional shares reflects rights Mr. Boesenberg had under a pre-existing agreement with Central Point due to the change in control of Central Point that was effected by Symantec's acquisition of Central Point. Mr. Boesenberg also received an option to purchase 14,000 shares of Symantec Common Stock in March 1995 under Symantec's 1988 Employees Stock Option Plan, and an option to purchase 16,000 shares of Symantec Common Stock under Symantec's 1993 Directors Stock Option Plan in January 1995. Pursuant to the Employment Agreement, Mr. Boesenberg was also reimbursed for relocation expenses of approximately US$134,000 incurred in moving from the Portland, Oregon area to Saratoga, California, and allowed to keep certain office equipment used by him. This reimbursement was in lieu of a comparable reimbursement that would have been provided pursuant to the pre-existing agreement with Central Point referred to above. The Employment Agreement also provides that Mr. Boesenberg may not compete, directly or indirectly, with Symantec in the area of computer utility software for a period of four years. During the Consulting Period, Mr. Boesenberg has provided Symantec with advice on employee compensation and has been substantially involved in assisting Symantec in defending lawsuits arising from the business of Central Point.

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the fiscal year ending March 31, 1995, Symantec's Compensation Committee initially consisted of Walter W. Bregman and L. John Doerr. Mr. Doerr resigned from the Board on September 27, 1994, and Leslie L. Vadasz was appointed to fill the vacancy on the Compensation Committee created by Mr. Doerr's resignation. None of Mr. Bregman, Mr. Doerr or Mr. Vadasz has ever been an officer of Symantec or any of its subsidiaries, and none has any relationship with Symantec requiring disclosure under any paragraph of Item 404 of Regulation S-K.

                      REPORT OF THE COMPENSATION COMMITTEE
                      AND BOARD ON EXECUTIVE COMPENSATION

    COMPENSATION COMMITTEE POLICY

    The Compensation Committee (the "Committee") acts on behalf of the Board to establish the general compensation policies for Symantec's executive officers, including the salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers. The Committee also administers Symantec's quarterly bonus program. The Board administers awards to executive officers under the Stock Option Plan. During Committee or Board meetings, all discussions regarding compensation of the CEO are held without his attendance. Similarly, none of the other named executive officers are present during discussions regarding their compensation.

    The Board and the Committee believe that the compensation of the CEO and Symantec's other executive officers should be based to a substantial extent on Symantec's performance. Consistent with this philosophy, a designated portion of the compensation of each executive is contingent upon

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
corporate performance and adjusted where appropriate, based on an executive's performance against personal performance objectives. Each executive officer's performance for the past fiscal year and objectives for the current year are reviewed, together with the executive's responsibility level and Symantec's fiscal performance versus objectives and potential performance targets for the current year. When establishing salaries, bonus levels and stock option awards for executive officers, the Committee considers: (1) Symantec's financial performance during the past year and recent quarters, (2) the individual's performance during the past year and recent quarters, and (3) the salaries of executive officers in similar positions of companies of comparable size and other companies within the computer industry. With respect to executive officers other than the CEO, the Committee places considerable weight upon the recommendations of the CEO. In general, for the fiscal year ended March 31, 1995, no one factor was given greater consideration in determining compensation than any other factor. The method for determining compensation varies from case to case based on a discretionary and subjective determination of what is appropriate at the time.

    Symantec's Human Resources department obtains from an independent consultant executive compensation data from other high technology companies, including high technology companies of a similar size, and in fiscal 1995 provided this data to the Board and the Committee for their consideration in connection with the determination of levels of compensation and stock option awards. The companies included in the sample from which this data was derived included companies present in the S&P High Tech Index (used for purposes of the returns data presented in "Company Stock Price Performance" below), but the sample was not intended to correlate with this index. For fiscal 1995, Symantec did not set target compensation levels for executive compensation based on this survey, but used this data for informational purposes only. Changes to compensation levels were established based on discretionary judgments made by the Compensation Committee and with respect to executive officers other than the CEO, by the CEO.

    COMPENSATION OF EXECUTIVE OFFICERS DURING FISCAL 1995

    During the fiscal year ended March 31, 1995, salaries for executive officers began at levels established in the prior year. The salaries of Messrs. Laing, Dykes and Wang remained the same or increased moderately (less than 10%). The salaries of Ms. Taylor and Mr. Schlein increased more significantly (between 17% and 23%) in recognition of increased responsibilities undertaken during the period.

    Bonuses for executive officers are paid pursuant to Symantec's quarterly bonus program. Under the quarterly bonus program, a bonus pool is established by the Board each quarter. The pool for the quarterly bonus program, plus a pool for non-management profit sharing is increased, on a pro rata basis, by a percentage of operating income in excess of Symantec's plan for the quarter, and is reduced if operating income falls below Symantec's plan. Target bonuses are assigned for each executive officer (expressed as a percentage of the executive officer's base salary), and performance objectives are established as a basis for determining performance. The Committee determines the amount payable to the CEO, and the CEO allocates the remainder of the pool to the remaining participants (including executive officers), all based on each participant's performance during the quarter. The total of individual bonuses is controlled by the overall bonus pool, as adjusted by factors relating to earnings and individual performance.

    Under the quarterly bonus program, bonuses for executive officers are determined based on overall corporate performance, group performance and individual performance. These factors receive approximately equal weighting, but subjective factors can alter the weighting in any specific case. Overall corporate performance is judged based primarily on operating profit/loss, excluding non-recurring charges. Group performance is judged based on a variety of factors, including ability to achieve budgeted revenue and expense levels, and to release new products and upgrades to existing products on a timely basis. Individual performance is judged based on a variety of factors, including ability to achieve individual performance goals. Because the pool of funds available for bonuses is determined by corporate financial performance, bonuses can be significantly affected if corporate

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
financial performance falls short of desired objectives. Overall corporate performance determines the pool of funds available for bonuses; individual and group performance ratings determine actual payouts. While bonuses are determined largely based on the total amount of the pool, individual and group performance ratings reflect a variety of subjective considerations.

    The specific financial and business objectives established under the quarterly bonus program are confidential commercial and business information. As such, such information need not be disclosed pursuant to Instruction 2 to Item 402(k) of Regulation S-K. Nevertheless, the general criteria taken into account by Symantec in awarding bonuses in fiscal year 1995 included Symantec's ability to achieve budgeted revenue levels, to stay within budgeted expense levels and to release new products and upgrades to existing products on a timely basis.

    Bonuses to Messrs. Dykes and Laing during the fiscal year ended March 31, 1995 increased significantly from the prior year, reflecting the good overall performance of Symantec in meeting desired targets and objectives. Ms. Taylor's bonus increased moderately, and Mr. Wang's bonus remained approximately the same, reflecting the relative performance of their groups in meeting desired targets and objectives. Symantec establishes its financial objectives in connection with its normal financial budgeting process. Approximately every six months, a budget is established for the following four fiscal quarters. During each six-month budget cycle, changes to the budgets are made to reflect changed conditions. In addition, the budgets may be modified in between normal budget cycles if significant events occur. Symantec's performance with respect to operating profit/loss is the primary financial objective considered in determining compensation for executive officers, although subjective factors, such as ability to meet project schedules and ship products in accordance with those schedules are also considered for executive officers with management responsibility for product groups. While Symantec did not fully meet its budgeted goals during the first and second quarters of the fiscal year, Symantec substantially achieved its financial performance goals for the 1995 fiscal year as a whole.

    STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS IN FISCAL 1995

    The Board periodically reviews the number of vested and unvested options held by executive officers and makes stock option grants to executive officers to provide greater incentives to those officers to continue their employment with Symantec and to strive to increase the value of Symantec Common Stock. Stock options typically have been granted to executive officers when the executive first joins Symantec, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. When making stock option grants for executive officers, the Board considers Symantec's performance during the past year and recent quarters, the responsibility level and performance of the executive officer, prior option grants to the executive officer and the level of vested and unvested options. The stock options generally become exercisable over a four-year period, and have exercise prices equal to the fair market value of Symantec Common Stock on the date of grant.

    During the fiscal year ended March 31, 1995, the Board, based on recommendations from the Compensation Committee, made certain stock option grants to executive officers (see "Option Grants in Fiscal 1995"). The general purpose of these grants was to provide greater incentives to these executive officers to continue their employment with Symantec and to strive to increase the long-term value of Symantec Common Stock. Specific stock option grants made by the Board, upon recommendation of the Compensation Committee, during Symantec's fiscal year 1995 were based on past performance, anticipated future contribution and ability to impact corporate and/or business unit results, consistency within the executive's peer group, prior option grants to the executive officer and the level of vested and unvested options. Symantec does not set specific target levels for options granted to named executive officers or for Mr. Eubanks. The number of stock options awarded is based on a discretionary and subjective determination by the Compensation Committee of what they believe is appropriate for each officer, with consideration given by the Compensation Committee to the foregoing factors. The relative importance of these factors varies from case to case based on a discretionary and subjective determination by the Compensation Committee of what is appropriate at the time. In fiscal 1995, the primary factor considered in granting the options to executive officers was the number of unvested options held by the executive officers.

    FISCAL 1995 CEO COMPENSATION

    Compensation for the CEO is determined through a process similar to that discussed above for executive officers in general.

    During the fiscal year ended March 31, 1995, the salary for the CEO began at a level established in the prior year. In addition, the Board, based on the recommendation of the Compensation Committee approved a moderate increase in Mr. Eubanks' base salary (less than 10%).

    Mr. Eubanks' bonuses are determined on the same basis as bonuses for other executive officers, except that no group performance factor is considered (i.e., overall corporate performance is used in lieu of group performance). Bonuses paid to Mr. Eubanks increased significantly from levels of the prior fiscal year, reflecting the good performance of Symantec in meeting desired targets and objectives. As noted above, Symantec's financial performance was measured primarily with respect to operating profit/loss. While Symantec did not fully meet its budgeted goals during the first and second quarters of the fiscal year, Symantec substantially achieved its financial performance goals for the 1995 fiscal year as a whole.

    STOCK OPTIONS GRANTED TO CEO IN FISCAL 1995

    The Board periodically reviews the number of vested and unvested options held by the CEO and makes stock option grants to the CEO to provide greater incentives to him to continue his employment with Symantec and to strive in increase the value of Symantec Common Stock. When making stock option grants to the CEO, the Board considers Symantec's performance during the past year and recent quarters, the performance of the CEO, prior option grants to the CEO and the level of vested and unvested options. The stock options generally become exercisable over a four-year period, and have exercise prices equal to the fair market value of Symantec Common Stock on the date of grant.

    During the fiscal year ended March 31, 1995, Mr. Eubanks did not receive any additional options. The primary consideration for not making a new grant was the number of unvested options held by Mr. Eubanks.

    CHANGES TO TAX LAW -- LIMITS ON EXECUTIVE COMPENSATION

    The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the U.S. Code. Section 162(m) limits deductions for certain executive compensation in excess of US$1 million. Certain types of compensation are deductible only if performance criteria are specified in detail, and payments are contingent on stockholder approval of the compensation arrangement. Symantec believes that it is in the best interests of its stockholders to structure its compensation plans to achieve maximum deductibility under Section 162(m) with minimal sacrifices in flexibility and corporate objectives. To that end, the Stock Option Plan has been amended to ensure continued deductibility under Section 162(m). With respect to non-equity compensation arrangements, the Compensation Committee has reviewed the terms of those arrangements most likely to be subject to Section 162(m) and believes that at this time no changes are necessary. The Committee will continue to monitor this situation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that Symantec may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m); deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation.

  BOARD OF DIRECTORS    COMPENSATION COMMITTEE

Charles M. Boesenberg   Walter W. Bregman
Walter W. Bregman       Leslie L. Vadasz
Carl D. Carman
Gordon E. Eubanks, Jr.
Robert S. Miller
Leslie L. Vadasz

COMPANY STOCK PRICE PERFORMANCE

    The graph below compares the cumulative total stockholder return on Symantec Common Stock from March 31, 1990 to the present with the cumulative total return on the S&P 500 Composite Index and the S&P High Technology Index over the same period (assuming the investment of US$100 in Symantec Common Stock and in each of the other indices on March 31, 1990, and reinvestment of all dividends). The past performance of Symantec's Common Stock is no indication of future performance.

                              SYMANTEC CORPORATION
                     COMPARISON OF CUMULATIVE TOTAL RETURN
                        MARCH 31, 1990 TO MARCH 31, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            S&P HIGH TECH COMPOSITE S&P 500   SYMANTEC CORPORATION
3/90                                     100                    100        100
3/91                                     109                    114        241
3/92                                     112                    127        428
3/93                                     123                    129        146
3/94                                     144                    149        156
3/95                                     183                    172        230

------------------------
(1) The graph assumes that US$100.00 was invested in Symantec Common Stock and in each Index on March 31, 1990.

(2) The total return for each of Symantec Common Stock, the S&P 500 and the S&P High Tech Composite assumes the reinvestment of dividends, although dividends have not been declared on Symantec's Common Stock. Historical returns are not necessarily indicative of future performance.

    The graph below compares the cumulative total shareholder return on Symantec Common Stock from June 30, 1989 (the date of Symantec's initial public offering was June 23, 1989) to the present with the cumulative total return on the S&P 500 Composite Index and the S&P High Technology Index over the same period (assuming the investment of US$100 in Symantec Common Stock and in each of the other indices on June 30, 1989, and reinvestment of all dividends). Symantec has provided this additional data to provide the perspective of a longer time period which is consistent with Symantec's history as a public company. The past performance of Symantec's Common Stock is no indication of future performance.

                     COMPARISON OF CUMULATIVE ANNUAL RETURN
                        JUNE 30, 1989 TO MARCH 31, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            S&P HIGH TECH COMPOSITE    S&P 500   SYMANTEC CORPORATION
6/89                             100        100                    100
3/90                             101        109                    174
3/91                             110        125                    420
3/92                             112        138                    743
3/93                             124        160                    224
3/94                             145        162                    272
3/95                             184        187                    400

------------------------
(1) Symantec's initial public offering was on June 23, 1989. Data is shown beginning June 30, 1989 because data for cumulative returns on the S&P 500 and the S&P High Tech Composite indices are available only at month end.

(2) The graph assumes that US$100 was invested in Symantec's Common Stock and in each Index on June 30, 1989.

(3) The total return for each of Symantec Common Stock, the S&P 500 and the S&P High Tech Composite assumes the reinvestment of dividends, although dividends have not been declared on Symantec Common Stock. Historical returns are not necessarily indicative of future performance.

CERTAIN TRANSACTIONS

    In March 1989, Symantec sold 45,000 shares of Symantec Common Stock to Gordon E. Eubanks, Jr., at a per share price of US$2.67. Mr. Eubanks paid for the shares with a US$120,000, 9% promissory note payable in four years. On March 23, 1993, the promissory note representing this indebtedness became due and was replaced with a new nine-year promissory note, bearing interest at 6%. So as long as Mr. Eubanks remains employed by Symantec, accrued interest on the note will be forgiven annually and Symantec will pay Mr. Eubanks the amount of his tax liability on such forgiveness. As of March 31, 1995, the outstanding principal balance on this note was US$120,000.

    In August 1989, Symantec entered into a Housing Assistance Agreement with John C. Laing, whereby Symantec agreed to pay Mr. Laing US$2,194 per month towards the mortgage on his residence until July 1, 1996, unless certain events occur, including the sale of the residence or Mr. Laing's termination of employment with Symantec. If the residence is sold, Mr. Laing must pay Symantec approximately 20% of any gain on such sale, and, if the residence is not sold by July 1, 1996, Mr. Laing must pay Symantec approximately 20% of any appreciation in the value of the residence as of that date.

    In connection with the merger of Peter Norton Computing, Inc. with and into Symantec in August 1990, (the "Norton Merger"), Symantec and Peter Norton, who was a member of the Board until September 1994, entered into a Publicity Agreement pursuant to which Mr. Norton has granted to Symantec a perpetual, exclusive license to use his name and image for computer software products for a royalty equal to the greater of 1% of net sales of products bearing Mr. Norton's name or 0.4% of the suggested retail price of such products. Mr. Norton also has agreed to make himself available until August 31, 1995 for certain personal appearances, press conferences and other public appearances. Mr. Norton may terminate the agreement if Symantec fails to pay Mr. Norton an average of at least US$30,000 of royalties in any three consecutive years. For the fiscal years ended April 2, 1993, April 1, 1994 and March 31, 1995 the amount of these royalties payable to Mr. Norton was approximately US$1.4 million, US$1.6 million and US$1.9 million, respectively.

    As a condition of the Norton Merger, Symantec amended its present Registration Rights Agreement, to include Mr. Norton as a holder (collectively, the "Holders"), thereby extending to Mr. Norton certain rights to register the shares of Symantec Common Stock received in the Norton Merger under the Securities Act. The Registration Rights Agreement entitles the Holders, whenever Symantec proposes to register any of its securities under the Securities Act, either for its own account or the accounts of its security holders, to notice of such registration and to include shares of such Common Stock therein, subject to certain conditions and limitations. The Holders of a majority of the shares with registration rights may require Symantec, on not more than two occasions with respect to registration on forms other than Form S-3 (Mr. Norton being only allowed to make one such demand) and on an unlimited number of occasions with respect to registrations on Form S-3, to register all or a part of their registrable shares under the Securities Act, and Symantec is required to use its best efforts to effect such registration, subject to certain conditions and limitations. Generally, Symantec is required to bear the expense of all such registrations (other than those on Form S-3) except for underwriting discounts and commissions. The foregoing registration rights under the amended Registration Rights Agreement will terminate on January 1, 2000. Accordingly, Mr. Norton has the right to cause Symantec to use its best efforts to register some or all of his shares for resale.

    Symantec has  adopted provisions  in its  certificate of  incorporation  and by-laws that limit the liability of its directors and provide for indemnification of its officers and directors to the full extent permitted under Delaware law. Under Symantec's Certificate of Incorporation, and as permitted under the DGCL, directors are not liable to Symantec or its stockholders for monetary damages arising from a breach of their fiduciary duty of care as directors, including such conduct during a merger or tender offer. In addition, Symantec has entered into separate indemnification agreements with its directors and officers that could require Symantec, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers. Such provisions do not, however, affect liability for any breach of a director's duty of loyalty to Symantec or its stockholders, liability for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, liability for transactions in which the director derived an improper personal benefit or liability for the payment of a dividend in violation of Delaware law. Such limitation of liability also does not limit a director's liability for violation of, or otherwise relieve Symantec or its directors from the necessity of complying with, federal or state securities laws or affect the availability of equitable remedies such as injunctive relief or rescission.

                        COMPARISON OF STOCKHOLDER RIGHTS

    In the event that the Transaction is consummated, holders of Delrina Common Shares will, upon the Effective Time, have their Delrina Common Shares exchanged for Exchangeable Shares. They will have the right to retract these shares for an equivalent number of shares of Symantec Common Stock. Symantec is a corporation organized under the Delaware General Corporation Law ("DGCL"). While the rights and privileges of shareholders of an Ontario corporation are, in many instances, comparable to those of stockholders of a Delaware corporation, there are certain differences. These differences arise from differences between Ontario and Delaware law, between the OBCA and DGCL and between the Delrina Articles and Delrina Bylaws and the Symantec Certificate and Symantec Bylaws. For a description of the respective rights of the holders of Delrina Common Shares and Symantec Common Stock, see, respectively, "INFORMATION CONCERNING DELRINA -- Share Capital Matters" and "INFORMATION CONCERNING SYMANTEC -- Description of Capital Stock."

VOTE REQUIRED FOR EXTRAORDINARY TRANSACTIONS

    Under the OBCA, certain extraordinary corporate actions, such as certain amalgamations, continuances, and sales, leases or exchanges of all or substantially all the property of a corporation other than in the ordinary course of business, and other extraordinary corporate actions such as liquidations, dissolutions and (if ordered by a court) arrangements, are required to be approved by special resolution. A special resolution is a resolution passed at a meeting by not less than two-thirds of the votes cast by the shareholders entitled to vote on the resolution. In certain cases, a special resolution to approve an extraordinary corporate action is also required to be approved separately by the holders of a class or series of shares.

    The DGCL requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon to authorize any merger, consolidation, dissolution or sale of substantially all of the assets of a corporation, except that, unless required by its certificate of incorporation, (a) no authorizing stockholder vote is required of a corporation surviving a merger if (i) such corporation's certificate of incorporation is not amended by the merger, (ii) each share of stock of such corporation will be an identical share of the surviving corporation after the merger, and (iii) the number of shares to be issued in the merger does not exceed 20% of such corporation's outstanding common stock immediately prior to the effective date of the merger; and (b) no authorizing stockholder vote is required of a corporation to authorize a merger with or into a single direct or indirect wholly-owned subsidiary of such corporation (provided certain other limited circumstances apply). The Symantec Certificate does not require a greater percentage vote for such actions. Stockholder approval is also not required under the DGCL for mergers or consolidations in which a parent corporation merges or consolidates with a subsidiary of which it owns at least 90% of the outstanding shares of each class of stock.

AMENDMENT TO GOVERNING DOCUMENTS

    Under the OBCA, any amendment to the articles generally requires approval by special resolution, which is a resolution passed by a majority of not less than two-thirds of the votes cast by shareholders entitled to vote on the resolution. The OBCA provides that unless the articles or by-laws otherwise provide, the directors may, by resolution, make, amend or repeal any by-laws that regulate the business or affairs of a corporation. Where the directors make, amend or repeal a by-law, they are required under the OBCA to submit the by-law, amendment or repeal to the shareholders at the next meeting of shareholders, and the shareholders may confirm, reject or amend the by-law, amendment or repeal by an ordinary resolution, which is a resolution passed by a majority of the votes cast by shareholders entitled to vote on the resolution.

    The DGCL requires a vote of the corporation's board of directors followed by the affirmative vote of a majority of the outstanding stock entitled to vote for any amendment to the certificate of

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incorporation, unless a greater level of approval is required by the certificate of incorporation. The Symantec Certificate does not require a greater level of approval for an amendment thereto. If an amendment would have the effect of altering the powers, preferences or special rights of a particular class or series of stock, the class or series shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. The DGCL also states that the power to adopt, amend or repeal the by-laws of a corporation shall be in the stockholders
entitled  to  vote,  provided  that  the  corporation  in  its  certificate   of
incorporation may confer such power on the corporation's board of directors. The Symantec Certificate expressly authorizes the Symantec Board of Directors and the stockholders to adopt, amend or repeal the Symantec Bylaws.

DISSENTERS' RIGHTS

    The OBCA provides that shareholders of an Ontario corporation entitled to vote on certain matters are entitled to exercise dissent rights and to be paid the fair value of their shares in connection therewith. The OBCA does not distinguish for this purpose between listed and unlisted shares. Such matters include (a) any amalgamation with another corporation (other than with certain affiliated corporations); (b) an amendment to the corporation's articles to add, change or remove any provisions restricting the issue, transfer or ownership of shares; (c) an amendment to the corporation's articles to add, change or remove any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise; (d) a continuance under the laws of another jurisdiction; (e) a sale, lease or exchange of all or substantially all the property of the corporation other than in the ordinary course of business; (f) a court order permitting a shareholder to dissent in connection with an application to the court for an order approving an arrangement proposed by the corporation; or (g) certain amendments to the articles of a corporation which require a separate class or series vote, provided that a shareholder is not entitled to dissent if an amendment to the articles is effected by a court order approving a reorganization or by a court order made in connection with an action for an oppression remedy. Under the OBCA, a shareholder may, in addition to exercising dissent rights, seek an oppression remedy for any act or omission of a corporation which is oppressive, unfairly prejudicial to or that unfairly disregards a shareholder's interest.

    Under the DGCL, holders of shares of any class or series have the right, in certain circumstances, to dissent from a merger or consolidation by demanding payment in cash for their shares equal to the fair value (excluding any appreciation or depreciation as a consequence or in expectation of the transaction) of such shares, as determined by agreement with the corporation or by an independent appraiser appointed by a court in an action timely brought by the corporation or the dissenters. The DGCL grants dissenters' appraisal rights only in the case of mergers or consolidations and not in the case of a sale or transfer of assets or a purchase of assets for stock regardless of the number of shares being issued. Further, no appraisal rights are available for shares of any class or series listed on a national securities exchange or designated as a national market system security on Nasdaq or held of record by more than 2,000 stockholders, unless the agreement of merger or consolidation converts such shares into anything other than (a) stock of the surviving corporation, (b) stock of another corporation which is either listed on a national securities exchange or designated as a national market system security on Nasdaq or held of record by more than 2,000 stockholders, (c) cash in lieu of fractional shares, or (d) some combination of the above.

OPPRESSION REMEDY

    The OBCA provides an oppression remedy that enables the court to make any order, both interim and final, to rectify the matters complained of, if the Director appointed under section 278 of the OBCA or the OSC is satisfied upon application by a complainant (as defined below) that: (i) any act or omission of the corporation or an affiliate effects or threatens to effect a result; (ii) the business or affairs of the corporation or an affiliate are, have been or are threatened to be carried on or conducted in a manner; or (iii) the powers of the directors of the corporation of an affiliate are, have been or are threatened to be exercised in a manner, that is oppressive or unfairly prejudicial to or that unfairly disregards the interest of any security holder, creditor, director or officer of the corporation. A complainant includes: (a) a present or former registered holder or beneficial owner of securities of a

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corporation  or  any of  its  affiliates; (b)  a  present or  former  officer or director of the corporation or any of its affiliates; and (c) any other person who in the discretion of the court is a proper person to make such application.

    Because of the breadth of the conduct which can be complained of and the scope of the court's remedial powers, the oppression remedy is very flexible and is sometimes relied upon to safeguard the interests of shareholders and other complainants with a substantial interest in the corporation. Under the OBCA, it is not necessary to prove that the directors of a corporation acted in bad faith in order to seek an oppression remedy. Furthermore, the court may order the corporation to pay the interim expenses of a complainant seeking an oppression remedy, but the complainant may be held accountable for such interim costs on final disposition of the complaint (as in the case of a derivative action). The DGCL does not provide for a similar remedy.

DERIVATIVE ACTION

    Derivative actions may be brought in Delaware by a stockholder on behalf of, and for the benefit of, the corporation. The DGCL provides that a stockholder must aver in the complaint that he or she was a stockholder of the corporation at the time of the transaction of which he or she complains. A stockholder may not sue derivatively unless he or she first makes demand on the corporation that it bring suit and such demand has been refused, unless it is shown that such demand would have been futile.

    Under the OBCA, a complainant may apply to the court for leave to bring an action in the name of and on behalf of a corporation or any subsidiary, or to intervene in an existing action to which any such body corporate is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of the body corporate. Under the OBCA, no action may be brought and no intervention in an action may be made unless the complainant has given 14 days' notice to the directors of the corporation or its subsidiary of the complainant's intention to apply to the court and the court is satisfied that (a) the directors of the corporation or its subsidiary will not bring, diligently prosecute or defend or discontinue the action; (b) the complainant is acting in good faith; and (c) it appears to be in the interests of the corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued. Where a complainant makes an application without having given the required notice, the OBCA permits the court to make an interim order pending the complainant giving the required notice, provided that the complainant can establish that at the time of seeking the interim order it was not expedient to give the required notice.

    Under the OBCA, the court in a derivative action may make any order it thinks fit. Additionally, under the OBCA, a court may order a corporation or its subsidiary to pay the complainant's interim costs, including reasonable legal fees and disbursements. Although the complainant may be held accountable for the interim costs on final disposition of the complaint, it is not required to give security for costs in a derivative action.

SHAREHOLDER CONSENT IN LIEU OF MEETING

    Under the DGCL, unless otherwise provided in the certificate of incorporation, any action required to be taken or which may be taken at an annual or special meeting of stockholders may be taken without a meeting if a consent in writing is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote were present and voted. The Symantec Certificate does not contain any special provision relating to action by written consent. Under the OBCA, shareholder action without a meeting may only be taken by written resolution signed by all shareholders who would be entitled to vote thereon at a meeting.

DIRECTOR QUALIFICATIONS

    A majority of the directors of an OBCA corporation generally must be resident Canadians but where a corporation has only one or two directors, that director or one of the two directors, as the case

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may  be,  must be  a resident  Canadian. The  OBCA also  requires that  at least one-third of the directors of a corporation whose securities are publicly traded must not be officers or employees of the corporation or any of its affiliates. The DGCL does not have comparable requirements.

FIDUCIARY DUTIES OF DIRECTORS

    Directors of corporations governed by the OBCA have fiduciary obligations to the corporation. Directors of corporations incorporated or organized under the DGCL have fiduciary obligations to the corporation and its shareholders. Pursuant to these fiduciary obligations, the directors must act in accordance with the so-called duties of "due care" and "loyalty". Under the DGCL, the duty of care requires that the directors act in an informed and deliberative manner and to inform themselves, prior to making a business decision, of all material information reasonably available to them. The duty of loyalty must be summarized as the duty to act in good faith in a manner which the directors reasonably believe to be in the best interests of the stockholders. It requires that there be no conflict between duty and self-interest.

    Under the OBCA, the duty of loyalty requires directors of an Ontario corporation to act honestly and in good faith with a view to the best interests of the corporation, and the duty of care requires that the directors exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

    Under the OBCA, a corporation may indemnify a director or officer, a former director or officer or a person who acts or acted at the corporation's request as a director or officer of a body corporate of which the corporation is or was a shareholder or creditor, and his or her heirs and legal representatives (an "Indemnifiable Person"), against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of such corporation or such body corporate, if: (a) he or she acted honestly and in good faith with a view to the best interests of such corporation; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. An Indemnifiable Person is entitled to such indemnity from the corporation if he or she was substantially successful on the merits in his or her defense of the action or proceeding and fulfilled the conditions set out in (a) and (b), above. A corporation may, with the approval of a court, also indemnify an Indemnifiable Person in respect of an action by or on behalf of the corporation or body corporate to procure a judgment in its favor, to which such person is made a party by reason of being or having been a director or an officer of the corporation or body corporate, if he or she fulfills the conditions set out in
(a) and (b), above. The Delrina Bylaws provide for indemnification of directors and officers to the fullest extent authorized by the OBCA.

    The DGCL provides that a corporation may indemnify its present and former directors, officers, employees and agents (each, an "indemnitee") against all reasonable expenses (including attorneys' fees) and, except in actions initiated by or in the right of the corporation, against all judgments, fines and amounts paid in settlement in actions brought against them, if such individual acted in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The corporation shall indemnify an indemnitee to the extent that he or she is successful on the merits or otherwise in the defense of any claim, issue or matter associated with an action. The Symantec Certificate provides for indemnification of directors and officers to the fullest extent authorized by the DGCL.

    The DGCL allows for the advance payment of an indemnitee's expenses prior to the final disposition of an action, provided that the indemnitee undertakes to repay any such amount advanced if it is

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later  determined that  the indemnitee is  not entitled  to indemnification with regard to the action for which the expenses were advanced. Neither the OBCA nor the Delrina Bylaws expressly provides for such advance payment.

    Symantec has entered into Indemnity Agreements with each of its directors and executive officers.

DIRECTOR LIABILITY

    The DGCL provides that the charter of a corporation may include a provision which limits or eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided such liability does not arise from certain proscribed conduct, including acts or omissions not in good faith or which involve intentional misconduct or breach of the duty of loyalty. The Symantec Certificate contains a provision limiting the liability of its directors to the fullest extent permitted by the DGCL. The OBCA does not permit any such limitation of a director's liability.

ANTI-TAKEOVER PROVISIONS AND INTERESTED STOCKHOLDER TRANSACTIONS

    The DGCL prohibits, in certain circumstances, a "business combination" between the corporation and an "interested stockholder" within three years of the stockholder becoming an "interested stockholder." An "interested stockholder" is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the prior three-year period. A "business combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 10% of the consolidated assets of the corporation and certain transactions that would increase the interested stockholder's proportionate share ownership in the corporation. This provision does not apply where: (i) the business combination or the transaction which resulted in the stockholder becoming an interested stockholder is approved by the corporation's board of directors prior to the time the interested stockholder acquired such 15% interest; (ii) upon the consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation excluding, for the purpose of determining the number of shares outstanding, shares held by persons who are directors and also officers and by employee stock plans in which participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered; (iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the outstanding votes entitled to be cast by disinterested stockholders at an annual or special meeting; (iv) the corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of the Nasdaq Stock Market, or held of record by more than 2,000 stockholders unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder; (v) the corporation has opted out of this provision; or (vi) in certain other limited circumstances. Symantec has not opted out of this provision.

    The OBCA does not contain a comparable provision with respect to business combinations. However, policies of certain Canadian securities regulatory authorities, including Policy 9.1 of the OSC ("Policy 9.1"), contain requirements in connection with related party transactions. A related party transaction means, generally, any transaction by which an issuer, directly or indirectly, acquires or transfers an asset or acquires or issues treasury securities or assumes or transfers a liability from or to, as the case may be, a related party by any means in any one or any combination of transactions. "Related party" is defined in Policy 9.1 and includes directors, senior officers and holders of at least 10% of the voting securities of the issuer.

    Policy 9.1 requires more detailed disclosure in the proxy material sent to security holders in connection with a related party transaction, and, subject to certain exceptions, the preparation of a formal valuation of the subject matter of the related party transaction and any non-cash consideration offered therefor and the inclusion of a summary of the valuation in the proxy material. Policy
9.1 also

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requires,  subject to certain exceptions, that  the minority shareholders of the issuer separately approve the transaction, by either a simple majority or two-thirds of the votes cast, depending on the circumstances.

                        DISSENTING SHAREHOLDERS' RIGHTS

DELRINA

    Section 185 of the OBCA provides shareholders with the right to dissent from certain resolutions of a corporation which effect extraordinary corporate transactions or fundamental corporate changes. The Interim Order and the Final Order provide Delrina shareholders with the right to dissent from the Arrangement Resolution pursuant to section 185 of the OBCA and the Plan of Arrangement.

    Any Delrina shareholder who dissents from the Arrangement Resolution in compliance with section 185 of the OBCA and the Plan of Arrangement will be entitled, in the event the Arrangement becomes effective, to be paid by Delrina the fair value of the Delrina Common Shares held by such dissenting Delrina shareholder determined as of the close of business on the day before the Arrangement Resolution is adopted.

    A Delrina shareholder who wishes to dissent must send to Delrina, no later than the termination of the Delrina Shareholders Meeting (or any adjournment thereof), written objection to the Arrangement Resolution (a "Dissent Notice"). The filing of a Dissent Notice does not deprive a Delrina shareholder of the right to vote; however, the OBCA provides, in effect, that a Delrina shareholder who has submitted a Dissent Notice and who votes in favor of the Arrangement Resolution will no longer be considered a dissenting Delrina shareholder with respect to that class of shares voted in favor of the Arrangement Resolution. The OBCA does not provide, and Delrina will not assume, that a vote against the Arrangement Resolution or an abstention constitutes a Dissent Notice but a Delrina shareholder need not vote his or her Delrina Common Shares against the Arrangement Resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxyholder to vote in favor of the Arrangement Resolution does not constitute a Dissent Notice; however, any proxy granted by a Delrina shareholder who intends to dissent, other than a proxy that instructs the proxyholder to vote against the Arrangement Resolution, should be validly revoked (see "THE MEETINGS -- GENERAL PROXY INFORMATION -- Delrina -- Revocation of Proxy") in order to prevent the proxyholder from voting such Delrina Common Shares in favor of the Arrangement Resolution and thereby disentitling the Delrina shareholder from his or her right to dissent. Under the OBCA, there is no right of partial dissent and, accordingly, a dissenting Delrina shareholder may only dissent with respect to all Delrina Common Shares held by him or her on behalf of any one beneficial owner and which are registered in the name of the dissenting Delrina shareholder.

    Delrina is required, within 10 days after the Delrina shareholders adopt the Arrangement Resolution, to notify each Delrina shareholder who has filed a Dissent Notice that the Arrangement Resolution has been adopted, but such notice is not required to be sent to any Delrina shareholder who voted for the Arrangement Resolution or who has withdrawn his or her Dissent Notice.

    A dissenting Delrina shareholder who has not withdrawn his or her Dissent Notice must then, within 20 days after receipt of notice that the Arrangement Resolution has been adopted or, if he or she does not receive such notice, within 20 days after he or she learns that the Arrangement Resolution has been adopted, send to Delrina a written notice (a "Payment Demand") containing his or her name and address, the number of Delrina Common Shares in respect of which he or she dissents, and a demand for payment of the fair value of such Delrina Common Shares. Within 30 days after sending a Payment Demand, the dissenting Delrina shareholder must send to the Delrina transfer agent the certificates representing the Delrina Common Shares in respect of which he or she dissents. A dissenting Delrina shareholder who fails to send certificates representing the Delrina Common Shares in respect of which he or she dissents forfeits his or her right to make a claim under section 185 of the

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OBCA. The Delrina  transfer agent  will endorse on  share certificates  received from a dissenting Delrina shareholder a notice that the holder is a dissenting Delrina shareholder and will forthwith return the share certificates to the dissenting Delrina shareholder.

    On sending a Payment Demand to Delrina, a dissenting Delrina shareholder ceases to have any rights as a Delrina shareholder, other than the right to be paid the fair value of his or her Delrina Common Shares as determined under section 185 of the OBCA, except where:

        (a) the dissenting Delrina shareholder withdraws his or her Payment Demand before Delrina makes an offer to him or her pursuant to the OBCA;

        (b) Delrina fails to make an offer as hereinafter described and the dissenting Delrina shareholder withdraws his or her Payment Demand; or

        (c) the Arrangement does not proceed;

in which case his or her rights as a Delrina shareholder are reinstated as of the date he or she sent the Payment Demand.

    Delrina is required, not later than seven days after the later of the effective date of the Arrangement or the date on which Delrina received the Payment Demand of a dissenting Delrina shareholder, to send to each dissenting Delrina shareholder who has sent a Payment Demand a written offer to pay ("Offer to Pay") for his or her Delrina Common Shares in an amount considered by the Delrina Board of Directors to be the fair value thereof, accompanied by a statement showing the manner in which the fair value was determined. Every Offer to Pay must be on the same terms. Delrina must pay for the Delrina Common Shares of a dissenting Delrina shareholder within 10 days after an offer made as aforesaid has been accepted by a dissenting Delrina shareholder, but any such offer lapses if Delrina does not receive an acceptance thereof within 30 days after the Offer to Pay has been made.

    If Delrina fails to make an Offer to Pay for a dissenting Delrina shareholder's Delrina Common Shares, or if a dissenting Delrina shareholder fails to accept an offer which has been made, Delrina may, within 50 days after the effective date of the Arrangement or within such further period as a court may allow, apply to a court to fix a fair value for the Delrina Common Shares of dissenting Delrina shareholders. If Delrina fails to apply to a court, a dissenting Delrina shareholder may apply to a court for the same purpose within a further period of 20 days or within such further period as a court may allow. A dissenting Delrina shareholder is not required to give security for costs in such an application.

    Upon an application to a court, all dissenting Delrina shareholders whose Delrina Common Shares have not been purchased by Delrina will be joined as parties and bound by the decision of the court, and Delrina will be required to notify each affected dissenting Delrina shareholder of the date, place and consequences of the application and of his or her right to appear and be heard in person or by counsel. Upon any such application to a court, the court may determine whether any person is a dissenting Delrina shareholder who should be joined as a party, and the court will then fix a fair value for the Delrina Common Shares of all dissenting Delrina shareholders. The final order of a court will be rendered against Delrina in favor of each dissenting Delrina shareholder and for the amount of the fair value of his or her Delrina Common Shares as fixed by the court. The court may, in its discretion, allow a reasonable rate of interest on the amount payable to each dissenting Delrina shareholder from the effective date of the Arrangement until the date of payment.

    The above is only a summary of the dissenting shareholder provisions of the OBCA, which are technical and complex. It is suggested that any Delrina shareholder wishing to avail himself or herself of his or her rights under those provisions seek his or her own legal advice as failure to comply strictly with the provisions of the OBCA may prejudice his or her right of dissent. For a general summary of certain income tax implications to a dissenting Delrina shareholder, see "INCOME TAX CONSIDERATIONS TO DELRINA SHAREHOLDERS -- Canadian Federal Income Tax Considerations to

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Delrina  Shareholders -- Dissenting Shareholders" and "INCOME TAX CONSIDERATIONS
TO DELRINA SHAREHOLDERS -- United States Federal Income Tax Considerations to Delrina Shareholders -- Dissenting Shareholders."

SYMANTEC

    Under the DGCL, holders of Symantec Common Stock who object to the Transaction will not be entitled to demand appraisal of, or to receive payment for, their Symantec Common Stock.

         ADDITIONAL MATTERS FOR CONSIDERATION OF SYMANTEC STOCKHOLDERS

PROPOSAL NO. 2 -- APPROVAL OF AN AMENDMENT TO SYMANTEC'S CERTIFICATE OF INCORPORATION

    At the Symantec Stockholders Meeting, Symantec's stockholders will be asked to consider and act upon a proposal to amend Symantec's Certificate of Incorporation to increase by 30,000,000 (from 70,000,000 to 100,000,000) the number of shares of Common Stock, par value US$0.01, authorized for issuance and to create a new class of stock, designated Special Voting Stock, par value US$1.00 per share, and to authorize one share for issuance thereunder. This amendment was adopted by Symantec's Board on July 5, 1995.

    Symantec's authorized capital stock currently consists of a total of 71,000,000 shares, including 70,000,00 shares of Common Stock, par value US$0.01 per share and 1,000,000 shares of Preferred Stock, par value US$0.01 per share. There are no shares of Symantec's Preferred Stock outstanding. There are no preemptive rights associated with any of Symantec's capital stock. As of September 30, 1995, there were outstanding 39,315,019 shares of Symantec Common Stock and options to purchase approximately 7,039,677 shares of Symantec's Common Stock.

PROPOSED AMENDMENT

    The amendment to Symantec's Certificate of Incorporation, if approved, would increase by 30,000,000 (from 70,000,000 to 100,000,000) the number of shares of Common Stock, par value US$0.01, authorized for issuance by Symantec. Symantec's Board believes that it is desirable for Symantec to have additional authorized but unissued shares of Symantec's Common Stock to provide shares to be issued upon exchange of the Exchangeable Shares from time to time after the Transaction and upon exercise of Delrina Options assumed by Symantec in the Transaction, and to provide flexibility to act promptly with respect to acquisitions, public and private financings, and other appropriate corporate purposes. Approval of the increase at the Symantec Stockholders Meeting will eliminate the delays and expense that otherwise would be incurred if stockholder approval were required to increase the authorized number of shares of Symantec's Common Stock for possible future transactions involving the issuance of additional shares. However, the rules of the National Association of Securities Dealers, Inc. governing corporations with securities listed on the NNM would still require stockholder approval by a majority of the total votes cast in person or by proxy prior to the issuance of designated securities where (1) the issuance would result in a change of control of the issuer, (2) in connection with the acquisition of the stock or assets of another company if an affiliate of the issuer has certain interlocking interests with Symantec to be acquired or where the issuer issues more than 20% of its currently outstanding shares or (3) in connection with a transaction other than a public offering involving the sale or issuance of more that 20% of the common stock or voting power outstanding before the issuance.

    The additional Symantec Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Symantec Common Stock. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Symantec Common Stock except for effects incidental to increasing the number of shares of Symantec's Common Stock outstanding, including possible dilution of the equity interests of existing stockholders or reduction of the proportionate voting power of existing stockholders. In addition, the issuance of additional shares could have the effect of making it more difficult for a third party to acquire a majority of the outstanding voting stock of Symantec, thereby delaying, deferring or preventing a change in control of Symantec. If the amendment is adopted, it will become effective upon filing the Symantec Certificate with the Secretary of State of the State of Delaware.

    If the Transaction is approved, Symantec will issue up to 13,700,000 shares of Symantec Common Stock from time to time in exchange for Exchangeable Shares. With regard to the remaining additional shares authorized, the Symantec Board of Directors desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, effecting future stock splits, establishing strategic relationships with other companies and expanding Symantec's business or product lines through the acquisition of other businesses or products. Symantec does believe that it is probable that it will engage in acquisitions in the future in order to expand Symantec's business or product lines through the acquisition of other businesses or products, and that additional shares will be issued in connection with such acquisitions. Stockholders have no preemptive rights to subscribe to additional shares when issued. The share of Special Voting Stock will be issued to the Trustee at the Effective Time to give holders of Exchangeable Shares the same voting power as if they held Symantec Common Stock. See "THE COMPANIES AFTER THE TRANSACTION -- Voting and Exchange Trust Agreement." A copy of the Symantec Certificate, as proposed to be amended, is included as Annex G hereto.

                  THE BOARD RECOMMENDS A VOTE "FOR" AMENDMENT
                  OF SYMANTEC'S CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 3 -- ELECTION OF DIRECTORS

    At the Symantec Stockholders Meeting, the six current members of the Board will be nominated for reelection. These nominees are Charles M. Boesenberg, Walter W. Bregman, Carl D. Carman, Gordon E. Eubanks, Jr., Robert S. Miller and Leslie L. Vadasz. Each of these directors was elected at Symantec's annual meeting of stockholders on November 21, 1994.

    Each director will hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The size of Symantec's Board is currently set at six members. Shares represented by the accompanying proxy will be voted for the election of the six nominees recommended by Symantec's management unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. Symantec is not aware of any nominee who will be unable to or for good cause will not serve as a director. There is no family relationship between any director or executive officer of Symantec and any other director or executive officer of Symantec.

    For certain information about the current directors, see "INFORMATION CONCERNING SYMANTEC -- Directors and Management."

    Effective upon the Effective Time, the size of Symantec's Board will be increased to eight members and Dennis Bennie and Mark Skapinker will be appointed to the Symantec Board. These individuals will be nominated for reelection at the stockholders meeting following the fiscal year ending March 31, 1996. Information regarding Messrs. Bennie and Skapinker is located under the Section "INFORMATION CONCERNING DELRINA -- Directors and Management."

BOARD MEETINGS AND COMMITTEES

    During the fiscal year ended March 31, 1995, the Board of Symantec held a total of eight meetings. The Board has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing a similar function.

    Messrs. Carman and Miller are currently the members of Symantec's Audit Committee, which met four times during the fiscal year ended March 31, 1995. The Audit Committee meets with Symantec's outside auditors and reviews Symantec's accounting policies and internal controls.

    Messrs. Bregman and Vadasz are currently the members of Symantec's Compensation Committee, which met five during the fiscal year ended March 31, 1995. The Compensation Committee recommends cash-based compensation for executive officers of Symantec.

DIRECTORS' COMPENSATION

    Messrs. Bregman and Miller each received US$6,000 in fiscal 1995 for attending Board meetings. Messrs. Bregman, Miller and Vadasz are entitled to receive US$1,500 per meeting of the Board or a Committee of the Board which they attend. All members of the Board are reimbursed for invoiced out-of-pocket expenses that they incur in attending Board meetings.

    Mr. Boesenberg, who was also an executive officer of Symantec during fiscal 1995, has an employment and consulting agreement with Symantec that states the terms of his compensation. Pursuant to that agreement, Mr. Boesenberg was an employee of Symantec until December 31, 1994, and since that time has been a consultant to Symantec.

    Mr. Bregman began to provide services to Symantec as a marketing consultant in July 1995. In exchange for these services, Mr. Bregman has been included for coverage under Symantec's Employee Medical Plan.

    During fiscal 1995, Messrs. Bregman and Vadasz each received a non-qualified stock option to purchase 11,250 shares of Symantec's Common Stock at an exercise price of US$15.25 per share. During fiscal 1995, Mr. Miller received a non-qualified stock option to purchase 16,000 shares of Symantec's Common Stock at an exercise price of US$15.375 per share. During fiscal 1995, Mr. Carman received a non-qualified stock option to purchase 20,000 shares of Symantec's Common Stock at an exercise price of US$15.25 per share. Each of these options were granted automatically, pursuant to the 1993 Directors Plan. During fiscal 1995, Mr. Boesenberg, who was an executive officer of Symantec until December 31, 1994, and continues to provide consulting services to Symantec, was granted an incentive stock option to purchase 9,302 shares of Symantec's Common Stock at an exercise price of US$10.75 and non-qualified stock options to purchase an aggregate of 54,698 shares of Symantec's Common Stock at a weighted average exercise price of US$12.99 under the Stock Option Plan, and a non-qualified option to purchase 16,000 shares of Symantec's Common Stock at an exercise price of US$17.5625 per share under the 1993 Directors Plan. Until September 1994, the 1993 Directors Plan provided for an automatic initial grant of options for 30,000 shares of Symantec's Common Stock to each new non-employee director and automatic annual grants of options for 11,250 shares of Symantec's Common Stock to each continuing non-employee director other than the Chairman, and 20,000 shares of Symantec's Common Stock to the Chairman. Effective in September 1994, the 1993 Directors Plan was amended to reduce the initial grant to new directors from 30,000 to 16,000 shares, to reduce the annual grant for continuing non-employee directors other than the Chairman from 11,250 to 6,000 shares, and to reduce the total number of shares authorized for issuance from 600,000 to 450,000 shares. The annual grant to the Chairman remains at 20,000 shares.

                   THE BOARD RECOMMENDS A VOTE "FOR" ELECTION
                    OF EACH OF THE SIX NOMINATED DIRECTORS.

PROPOSAL NO. 4 -- APPROVAL OF AMENDMENT TO SYMANTEC'S 1989 EMPLOYEE STOCK PURCHASE PLAN

    At the Symantec Stockholders Meeting, Symantec's stockholders will be asked to consider a proposal to amend the Stock Purchase Plan to increase the number of shares authorized for issuance under the Stock Purchase Plan from 1,500,000 to 2,000,000.

    The Board believes that the increase in shares available under the Stock Purchase Plan is in the best interests of Symantec. The purpose of the Stock Purchase Plan is to provide employees of Symantec with a convenient means to acquire an equity interest in Symantec through payroll deductions, and to provide an incentive for continued employment. The Board believes that the additional reserve of shares from which shares may be issued is needed to ensure that Symantec can meet those goals.

PROPOSED AMENDMENT

    The amendment to the Stock Purchase Plan, if approved, would increase the number of shares of Symantec's Common Stock that may be issued under the Stock Purchase Plan from 1,500,000 to 2,000,000. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the U.S. Code. The shares awarded under the Stock Purchase Plan come from authorized but unissued shares of Symantec Common Stock. As of September 30, 1995, a total of 1,207,589 shares of Symantec Common Stock had been issued pursuant to the Stock Purchase Plan, at an average purchase price of US$10.09 per share, and approximately 1,700 employees were eligible to participate in the Stock Purchase Plan. A summary of the history and principal provisions of the Stock Purchase Plan follows; the summary is qualified in its entirety by reference to the full text of the Stock Purchase Plan, which is included as Annex K hereto.

    The number of persons employed by Symantec and eligible to participate in the Stock Purchase Plan has increased, and is expected to increase further over the next year, including as a result of the consummation of the Transaction. If the Combination Agreement is approved, employees of Delrina and its affiliates will also be eligible to participate under the Stock Purchase Plan. In addition, the amount of Symantec Common Stock outstanding will increase significantly due to the issuance of Symantec shares to the shareholders of Delrina. Currently, there are approximately 1,700 employees eligible to participate and 39 million shares outstanding. If the Transaction is approved, the number of employees eligible to participate will increase by approximately 550, or nearly 35%, and the number of shares of Symantec Common Stock outstanding is expected to increase by approximately 15 million shares, or nearly 40%. As a result, the number of shares currently authorized will not be sufficient to meet future needs under the Stock Purchase Plan.

    Because benefits under the Stock Purchase Plan will vary depending on participants' elections and the fair market value of Symantec's Common Stock at various future dates, it is not possible to determine exactly what benefits might be received by Symantec's directors, executive officers and other employees following the adoption of the proposed amendment to the Stock Purchase Plan. The following table summarizes the benefits that were received by various persons under the Stock Purchase Plan in the fiscal year ended March 31, 1995:

AMENDED PLAN BENEFITS

                       1989 EMPLOYEE STOCK PURCHASE PLAN

                                                      U.S. DOLLAR    NUMBER OF
                 NAME AND POSITION                       VALUE        SHARES
---------------------------------------------------  -------------  -----------
Gordon E. Eubanks, Jr.                               $       2,956       1,877
Robert R.B. Dykes                                    $       2,944       1,869
John C. Laing                                        $       2,944       1,869
Eugene Wang                                          $           0           0
Ellen Taylor                                         $       4,001         791
Charles Boesenberg                                   $      16,304       1,907
Executive Group (seven persons)                      $      32,251      10,766
Non-executive director group (five persons)                      0           0
Non-executive officer employee group                 $   1,632,934     321,922

    Dollar value is based on the difference between the purchase price of the shares (85% of the lesser of the fair market value of the shares on the first day of the two-year offering period or the fair market value on the last business day of the six-month purchase period, as described in more detail in the following summary) and the closing sales price of the Symantec Common Stock on the immediately preceding business day.

SUMMARY OF STOCK PURCHASE PLAN

    The following is a summary of the principal provisions of the Stock Purchase Plan as proposed to be amended. Tax information related to the Stock Purchase Plan follows this summary.

    GENERAL. The Stock Purchase Plan, was adopted by the Board of Directors on October 24, 1989 and approved by the shareholders on August 28, 1990. The Stock Purchase Plan was amended in 1992 to increase the number of shares available for issuance from 600,000 to 700,000, in 1993 to increase the number of shares available for issuance from 700,000 to 1,100,000, and in 1994 to increase the number of shares available from 1,100,000 to 1,500,000. If Proposal No. 4 is adopted, the number of shares available for issuance will be increased to 2,000,000. The shares awarded under the Stock Purchase Plan come from authorized but unissued shares of Symantec Common Stock. Symantec intends that the Stock Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the U.S. Code. The Stock Purchase Plan was implemented on January 1, 1990 with the initial Purchase Period (as defined below) being nine months instead of the customary six months.

    ADMINISTRATION. The Stock Purchase Plan permits either the Board of Directors or a committee appointed by the Board to administer the Stock Purchase Plan. The Stock Purchase Plan requires the Board of Directors to establish a committee of at least three members to administer the Stock Purchase Plan unless a majority of the Board of Directors is comprised of "Disinterested Persons," as defined in Rule 16b-3, each of whom is ineligible to participate in the Stock Purchase Plan. Currently this requires that a majority of the Board of Directors or all of the members of the committee that administers the Stock Purchase Plan be ineligible to participate in any discretionary stock plans of Symantec. The Stock Purchase Plan is currently administered by the Board of Directors. References herein to the "Committee" mean either the committee appointed to administer the Stock Purchase Plan or the Board of Directors if no committee continues to have authority to do so. The interpretation by the Committee of any of the provisions of the Stock Purchase Plan or of any option granted under it is final and conclusive.

    ELIGIBILITY.    All  employees  of  Symantec  (including  directors  who are employees), or any parent or subsidiary thereof, are eligible to participate in the Stock Purchase Plan, except the following:

        (a) employees who are not employed by Symantec on the fifteenth day of the month before the beginning of an Offering Period;

        (b) employees who are customarily employed for less than twenty hours per week;

        (c) employees who are customarily employed for less than five months in a calendar year;

        (d) employees who own or hold options to purchase, or who as a result of participation in the Stock Purchase Plan would own stock or hold options to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Symantec pursuant to Section 425(d) of the U.S. Code.

    Each offering of Symantec Common Stock under the Stock Purchase Plan is for a period of 24 months (the "Offering Period"). Offering Periods commence on the first day of January and July of each year. The first day of each Offering Period is the "Offering Date" for such Offering Period. An employee cannot participate simultaneously in more than one Offering Period. The Committee has the power to change the duration of Offering Periods without stockholder approval. Each Offering Period consists of four six-month exercise periods (each a "Purchase Period") commencing on the first day of January and July of each year, provided that, for the initial Offering Period, the first two Purchase Periods commenced on January 1, 1990 and October 1, 1990 and ended on September 30, 1990 and December 31, 1990, respectively. The last business day of each Purchase Period is the "Exercise Date." All accrued payroll deductions of each participant are applied to the purchase of shares in accordance with the terms of the Stock Purchase Plan at the end of each six-month Purchase Period.

    Employees participate in the Stock Purchase Plan during each pay period through payroll deductions. An employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the employee's W-2 compensation, unreduced by the amount by which the employee's salary is reduced pursuant to Sections 125 or 401(k) of the U.S. Code. Eligible employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. Once enrolled, a participating employee will automatically participate in each succeeding Offering Period unless such employee withdraws from the Offering Period or the Stock Purchase Plan. After the rate of payroll deductions for an Offering Period has been set by an employee, that rate continues to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the employee is automatically enrolled) unless otherwise changed by the employee. The employee may increase or lower the rate of payroll deductions for any upcoming Purchase Period, but may only lower the rate of payroll deductions during the current Purchase Period. Not more than one change may be made effective during any one Purchase Period.

    PURCHASE PRICE. The purchase price of shares that may be acquired in any Offering Period under the Stock Purchase Plan is 85% of the lesser of (a) the fair market value of the shares on the Offering Date, or (b) the fair market value of the shares on the applicable Exercise Date. The fair market value of the Common Stock on a given date is the closing sales price of the Common Stock on the immediately preceding business day as quoted on the NNM and reported in The Wall Street Journal. On September 30, 1995, the fair market value of Symantec Common Stock (as determined by the closing price on the NNM on the last trading day prior to such date) was US$30.00.

    PURCHASE OF STOCK; EXERCISE OF OPTION. The number of whole shares an employee is able to purchase in any Purchase Period within an Offering Period is determined by dividing the total amount of payroll deductions withheld from the employee during the Purchase Period pursuant to the Stock Purchase Plan by the price for each share determined as described above. The purchase takes place automatically on the Exercise Date. Any cash balance remaining in an employee's account following the purchase is refunded to the employee as soon as practicable; however, any such cash balance representing a fractional share may be applied to the purchase of additional shares in the immediately succeeding Purchase Period. No employee is permitted to purchase more than (i) 200% of the number of shares determined by using 85% of the fair market value of a share of Symantec Common Stock on the Offering Date as the denominator or (ii) the maximum number of shares set by the Committee.

    WITHDRAWAL. An employee may withdraw from any Offering Period or from the Stock Purchase Plan. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the employee enrolls in the new Offering Period in the same manner as for initial participation in the Stock Purchase Plan. An employee may also participate in a current Purchase Period under an Offering Period and enroll in the next Offering Period by (i) withdrawing from participation in the current Offering Period effective as of the last day of the concurrent Purchase Period and (ii) enrolling in the new Offering Period. If the purchase price (as defined below) for an Offering Period is lower than the purchase price for a concurrent Offering Period that commenced earlier, then all participating employees will be automatically withdrawn from such earlier commencing Offering Period and re-enrolled in the lower-priced Offering Period.

    TERMINATION OF EMPLOYMENT. Termination of an employee's employment for any reason, including retirement or death, cancels his or her participation in the Stock Purchase Plan immediately. In such event, the payroll deductions credited to the employee's account will be returned to such employee or, in the case of death, to the employee's legal representative.

    ADJUSTMENT UPON CHANGES IN CAPITALIZATION. The number of shares subject to any option, and the number of shares issuable under the Stock Purchase Plan, are subject to adjustment in the event of a recapitalization of Symantec Common Stock. In the event of a proposed dissolution or liquidation of Symantec, or in the event of a proposed sale of all or substantially all of the assets of Symantec, or the merger of Symantec with or into another corporation, the Committee in its sole discretion may give each employee the right immediately to exercise all or any part of the employee's outstanding options, including options that would not otherwise then be exercisable. If Symantec issues additional securities to raise additional capital, no adjustment will be made in the number or price per share of the shares available under the Stock Purchase Plan. In the event any change is made in the capital structure of Symantec, such as a stock split or a stock dividend, that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of additional consideration by Symantec, appropriate adjustment will be made by Symantec in the number of shares available under the Stock Purchase Plan, the number of shares subject to outstanding options and in the purchase price per share, subject to any required action by the Board of Directors or stockholders of Symantec.

    U.S. FEDERAL INCOME TAX INFORMATION. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the U.S. Code.

    THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO SYMANTEC AND THE PARTICIPATING EMPLOYEE ASSOCIATED WITH THE PURCHASE OF SHARES UNDER THE STOCK PURCHASE PLAN. THE U.S. FEDERAL TAX LAWS MAY CHANGE AND THE U.S. FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN.

    TAX TREATMENT OF THE EMPLOYEE. Participating employees will not recognize income for U.S. federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of shares by gift or dies. Payroll deductions, however, remain fully taxable as ordinary income at the time the deduction is taken, and there is no deferral of the ordinary income tax assessed on these amounts.

    If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the employee dies while owning the shares, the employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 15% of the fair market value of the shares at the beginning of the Offering Period; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the employee has a long-term capital loss for the difference between the sale price and the purchase price.

    If the shares are sold, or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition"), within either the one-year or the two-year holding periods described above, the employee, realizes ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase was greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a capital gain or loss.

    Ordinary income recognized by a participant upon a disqualifying disposition constitutes taxable compensation that will be reported on the participant's W-2 form. The ordinary income should not constitute "wages" subject to withholding by Symantec; however, the IRS is presently studying this position and may require withholding in the future.

    Capital gains may be offset by capital losses and up to US$3,000 of capital losses may be offset annually again ordinary income.

    OMNIBUS BUDGET RECONCILIATION ACT OF 1993. The Omnibus Budget Reconciliation Act of 1993, enacted in August 1993, provides that the maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 28%. For this purpose, in order to receive long-term capital gain treatment, the stock purchased must be held for more than one year.

    TAX TREATMENT OF SYMANTEC. Symantec will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the employee recognizes ordinary income on a disqualifying disposition of the shares (but not if an employee meets the holding period requirements). The Omnibus Budget Reconciliation Act of 1993 denies deductions to companies for certain compensation paid to certain employees in excess of US$1 million. It is unclear whether the IRS will assert that ordinary income recognized on a disqualifying disposition will be subject to this limitation. Symantec will treat any transfer of record ownership of shares including a transfer to a broker or nominee or into "street name," as a disposition, unless it is notified to the contrary. In order to enable Symantec to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, employees are required to notify Symantec in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

    OFFICERS AND DIRECTORS. Shares purchased under the Stock Purchase Plan by affiliates of Symantec (that is, persons in a control relationship with Symantec) are subject to special restrictions on resale imposed by the Securities Act. Such shares can be resold only if registered for resale, sold under Rule 144 of the Commission or sold under another exemption from registration. Among other requirements, Rule 144 imposes volume limitations on resales.

               THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE
              AMENDMENT TO THE 1989 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 5 -- APPROVAL OF AMENDMENT TO SYMANTEC'S 1988 EMPLOYEES STOCK OPTION PLAN

    At the Symantec Stockholders Meeting, Symantec's stockholders will be asked to consider a proposal to amend the Stock Option Plan to increase the number of shares authorized for issuance under the Stock Option Plan from 12,700,000 to 13,700,000.

    The Board believes that the amendments to the Stock Option Plan are in the best interests of Symantec. The purpose of the Stock Option Plan is to provide employees of Symantec with a convenient means to acquire an equity interest in Symantec, to provide to employees incentives based upon an increase in the value of Symantec's Common Stock, and to provide an incentive for continued employment. The Board believes that the additional reserve of shares with respect to which shares may be issued is needed to ensure that Symantec can meet those goals.

PROPOSED AMENDMENT

    The proposed amendment to the increase the number of shares authorized for issuance under the Stock Option Plan would increase the number of shares of Symantec's Common Stock which may be subject to options issued under the Stock Option Plan from 12,700,000 to 13,700,000. All employees of Symantec and its subsidiaries (including employees who are also members of the Board), as well as certain consultants, are eligible to receive options under the Stock Option Plan. The Plan also imposes a limit of 1,200,000 shares in the aggregate number of shares that may be purchased by any individual participant pursuant to options granted during the term of the Stock Option Plan. In addition, the Stock Option Plan requires that any committee appointed by the Board to administer the Stock Option Plan meet the requirements of Section 162(m) of the U.S. Code.

    The number of persons employed by Symantec and eligible to participate in the Stock Option Plan has increased and is expected to increase further over the next year, including as a result of the consummation of the Transaction. If the Combination Agreement is approved, employees of Delrina and its affiliates will also be eligible to participate under the Stock Option Plan and the amount of Symantec Common Stock outstanding will increase significantly. Currently, there are approximately 1,700 employees eligible to participate and 39 million shares outstanding. If the Transaction is approved, the number of employees eligible to participate will increase by approximately 550, or nearly 35%, and the number of shares of Symantec Common Stock outstanding is expected to increase by approximately 14 million shares, or nearly 40%. As a result, the number of shares currently authorized will represent a significantly lower proportion of the outstanding shares, and will not be sufficient to meet future needs under the Stock Option Plan.

    The Stock Option Plan is intended to provide incentives for employees of and consultants to Symantec and its subsidiaries to promote the financial success and progress of Symantec. The shares awarded under the Stock Option Plan come from authorized but unissued shares of Symantec Common Stock. Without the 1,000,000 shares that are the subject of this proposal, there are a total of 12,700,000 shares of Symantec's Common Stock authorized for issuance upon the exercise of options granted under the Plan. As of September 30, 1995, a total of 5,127,336 shares had been purchased upon the exercise of options issued under the Stock Option Plan, and a total of 6,465,060 shares of Symantec Common Stock were subject to outstanding options that have been granted pursuant to the Stock Option Plan to an aggregate of approximately 1,600 persons leaving 1,107,604 shares reserved for grant of options under the Stock Option Plan. The outstanding options are exercisable at an average exercise price of US$15.93 per share. A summary of the history and principal provisions of the Stock Option Plan follows; the summary is qualified in its entirety by reference to the full text of the Stock Option Plan, which is included as Annex L hereto.

    Over the term of the Stock Option Plan up to September 30, 1995, a total of 19,495,386 options had been granted and options for a total of 7,902,989 shares had been canceled (including 3,128,290 shares canceled in connection with repriced options). During this same period, the following named executive officers had been granted options under the Stock Option Plan to purchase shares of Symantec's Common Stock as follows: Gordon E. Eubanks, Jr., 635,000 shares (including 75,000 shares repriced in 1988 and counted as a separate grant); Robert R.B. Dykes, 340,000 shares; John C. Laing, 403,000 shares (including 115,000 shares repriced in 1992 and counted as a separate grant); Ellen Taylor, 106,000 shares (including 28,500 shares repriced in 1992 and counted as a separate grant); and Eugene Wang, 120,000 shares. Symantec's current executive officers, as a group (seven persons), had been granted options to purchase 1,897,362 shares (including 258,900 shares that were repriced and counted as separate grants). During the same period, all employees and consultants other than the current executive officers had been granted options to purchase 17,136,741 shares (including 2,870,390 shares that were repriced and counted as separate grants). Options outstanding under the Stock Option Plan have expiration dates ranging from October 15, 1996 to September 15, 2005 (subject to earlier termination if an optionee's association with Symantec terminates).

    Because benefits under the Stock Option Plan will vary depending on the timing of participants' exercise decisions and on the fair market value of Symantec's Common Stock at various future dates, it is not possible to determine exactly what benefits might be received by Symantec's directors, executive officers and other employees following the adoption of the proposed amendment to the Stock Option Plan. The following table summarizes the options that were received by various persons under the Stock Option Plan in the fiscal year ended March 31, 1995.

AMENDED PLAN BENEFITS

                          1988 EMPLOYEES STOCK OPTION PLAN

                                                                           NUMBER OF    EXERCISE PRICE
NAME AND POSITION                                                           SHARES         (US$)(2)
------------------------------------------------------------------------  -----------  ----------------
Gordon E. Eubanks, Jr...................................................            0        N/A
Robert R.B. Dykes.......................................................       30,000  $10.50
John C. Laing...........................................................       23,000  $10.50
Eugene Wang.............................................................       20,000  $10.50
Ellen Taylor............................................................       12,000  $17.6875
Executive Group (seven persons).........................................       97,000  $10.50-$17.69
Non-executive director group (five persons).............................            0        N/A
Non-executive officer employee group....................................    2,619,293  $10.06-$23.75

------------------------
(1) Future grants are discretionary and future exercise prices are unknown, since they are based on fair market value on the date of the grant.

(2) It is not possible to determine the value of these benefits because the benefits will depend upon exercise decisions by participants and the fair market value of Symantec's Common Stock at various future dates following the adoption of the proposed amendment to the Stock Option Plan.

SUMMARY OF EMPLOYEES STOCK OPTION PLAN

    The following is a summary of the principal provisions of the Stock Option Plan (herein the "Option Plan") as proposed to be amended. Tax information related to the Option Plan follows this summary.

    GENERAL. The Stock Option Plan was adopted by Symantec's Board of Directors on June 1, 1988 and approved by Symantec's stockholders on May 31, 1988. In January 1990, the Board approved an amendment to the Stock Option Plan to ensure that the Stock Option Plan complied with certain U.S. federal securities laws and to implement certain additional payment alternatives. On April 26, 1990, the Board approved an amendment to the Stock Option Plan increasing the number of shares of Symantec's Common Stock that may be subject to options granted under the Stock Option Plan from a total of 2,640,120 shares to a total of 5,100,000 shares (adjusted for the stock split approved by Symantec's Stockholders on October 3, 1991) and permitting employees who are also directors of Symantec to participate in the Option Plan. This increase was approved by Symantec's stockholders on August 28, 1990. On April 25, 1991, the Board approved an amendment to the Stock Option Plan increasing the number of shares of Symantec's Common Stock that may be subject to options granted under the Stock Option Plan from a total of 5,100,000 shares to a total of 5,800,000 shares. This increase was approved by Symantec's stockholders on October 3, 1991. On March 26, 1992, the Board approved an amendment to the Stock Option Plan increasing the number of shares of Symantec's Common Stock that may be subject to options granted under the Stock Option Plan from a total of 5,800,000 shares to a total of 8,700,000 shares. This increase was approved by Symantec's stockholders on September 23, 1992. On August 18, 1994, the Board approved an amendment to the Stock Option Plan increasing the number of shares of Symantec's Common Stock that may be subject to options granted under the Stock Option Plan from a total of 8,700,000 shares to a total of 12,700,000 shares, and to amend the Stock Option Plan to provide that no individual is eligible to receive more than 1,200,000 shares at any time during the term of the option plan pursuant to the grant of options thereunder, and to make certain other changes. This increase and the amendment were approved by Symantec's stockholders on November 21, 1994. If Proposal No. 5 is approved, a total of 13,700,000 shares of Symantec's Common Stock may be subject to options granted under the Stock Option Plan. The Stock Option Plan provides for the issuance of ISOs to officers and other employees of Symantec (or any subsidiary or parent of Symantec) and NQSOs to officers, other employees, consultants and independent contractors of Symantec (or any parent, subsidiary or affiliate of Symantec).

    ADMINISTRATION. The Option Plan permits either the Board of Directors or a committee appointed by the Board to administer the Option Plan. If the Board establishes such a committee, the committee must consist of at least three members, each of whom are "disinterested persons" as that term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in the event grants are made to officers or directors. Members of the Committee must also be "outside directors" as that term is defined in Section 162(m) of the U.S. Code. Currently, the Board of Directors administers the Option Plan, except that it has delegated to Gordon E. Eubanks, Jr. the authority to make option grants to employees, independent contractors and consultants who are not corporate officers or directors subject to certain share limitations imposed by the Board of Directors. References herein to the "Committee" mean either the committee appointed to administer the Option Plan or the Board. The interpretation by the Committee of any of the provisions of the Option Plan or any option granted under the Option Plan is final and conclusive.

    ELIGIBILITY. The Option Plan currently provides that options may be granted to employees, officers, consultants and independent contractors of Symantec or of any parent, subsidiary or affiliate of Symantec as the Committee may determine. An optionee may hold more than one option under the Option Plan. As of September 30, 1995, approximately 1,600 persons were eligible to receive stock options under the Option Plan.

    STOCK. The stock subject to options under the Option Plan consists of shares of Symantec authorized but unissued Common Stock. The aggregate number of shares that may be issued under options pursuant to the Option Plan is 12,700,000 shares (or, if the proposed amendment is approved, 13,700,000 shares). In the event that any outstanding option under the Option Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be available for the grant of options under the Option Plan.

    TERMS OF OPTIONS. Subject to the terms and conditions of the Option Plan, the Committee, in its discretion, determines for each option whether the option is to be an ISO or an NQSO, the number of shares for which the option will be granted, the exercise price of the option, the periods during which the option may be exercised, and other terms and conditions. Each option is evidenced by an option grant in such form as the Committee approves and is subject to the following conditions, in addition to those described elsewhere herein or in the Option Plan:

        (a) NUMBER OF SHARES: Each option states the number of shares to which it pertains.

        (b) OPTION PRICE: Each option states the option exercise price, which may not be less than 100% of the fair market value of the shares of Common Stock on the date of the grant. On September 30, 1995, the fair market value of Symantec Common Stock (as determined by the closing price on the NNM on the last trading day prior to such date) was US$30.00.

        (c) FORM OF PAYMENT: The option exercise price is typically payable in cash or by check, but may also be payable, at the discretion of the Committee, in a number of other forms of consideration, including fully paid shares of Symantec Common Stock, promissory note, by waiver of compensation due or accrued to an optionee for services rendered, through a "same day sale," through a "margin commitment," or through any combination of the foregoing.

        (d) TERM OF EXERCISE OF OPTIONS: Under the Option Plan, options are permitted to be exercisable for up to ten years, except that an ISO granted to a 10% stockholder can be exercisable only for five years. Most of the options that have been granted under the Option Plan are exercisable for ten years. Options granted under the Option Plan generally vest and become exercisable at a rate of 25% one year after the date of grant, and then ratably in monthly increments over the succeeding three years of employment. All options granted under the Option Plan prior to November 18, 1988 were immediately exercisable, with the shares purchased being subject to a repurchase option on termination of employment at the original purchase price in favor of Symantec that lapsed over time, based on a vesting schedule similar to the one currently in use.

        (e) LIMITATIONS ON ISOS: An individual will not be eligible to receive an ISO unless such individual is an employee of Symantec or of a parent or subsidiary of Symantec. The aggregate fair market value (determined as of the time an option is granted) of the shares with respect to which ISOs are exercisable for the first time by an optionee during any calendar year may not exceed US$100,000.

        (f) LIMITATIONS ON MAXIMUM NUMBER OF SHARES GRANTED: The stock subject to options under the Option Plan consists of shares of Symantec authorized but unissued Common Stock. No individual is eligible to receive more than 1,200,000 shares at any time during the term of the option plan pursuant to the grant of options thereunder.

        (g) TERMINATION OF EMPLOYMENT: If an optionee ceases to be employed by Symantec, or a parent, subsidiary or affiliate of Symantec, the optionee typically has three months to exercise any then-exercisable options; provided, however, that the exercise period may be extended to prevent an optionee subject to Section 16(b) of the Exchange Act from having a matching purchase and sale. A twelve month exercise period applies in cases of disability and death.

        (h) TRANSFERABILITY: An option generally is not transferable, and is exercisable during the optionee's lifetime only by the optionee.

        (i) RECAPITALIZATION: The number of shares subject to any option, and the number of shares issuable under the Option Plan, are subject to adjustment in the event of a stock dividend, stock split, reverse stock split or similar change relating to Symantec Common Stock without consideration. In the event of a dissolution or liquidation of Symantec, a merger in which Symantec does not survive (other than a merger with a wholly owned subsidiary or where there is no substantial change in the stockholders of the corporation and the options granted are assumed by the successor corporation), a sale of all or substantially all of Symantec's assets or any other transaction that qualifies as a "corporate transaction" under Section 424(a) of the U.S. Code, all outstanding options accelerate and will become exercisable in full prior to (and expire on) the consummation of such event, on such conditions as the Committee determines, unless a successor company assumes them in full or substitutes substantially equivalent options.

        (j) RIGHTS AS STOCKHOLDER: An optionee has no rights as a stockholder with respect to any shares covered by an option until the option has been validly exercised.

        (k) OTHER PROVISIONS: The option grant and exercise agreements authorized under the Option Plan, which may be different for each option, may contain such other provisions as the Committee deems advisable, including without limitation: (1) restrictions upon the exercise of the option; and (2) a right of repurchase in favor of Symantec to repurchase unvested shares held by an optionee upon termination of the optionee's employment at the original purchase price.

    AMENDMENT OF THE OPTION PLAN. The Committee, to the extent permitted by law, and with respect to any shares at the time not subject to options, may suspend or discontinue the Option Plan or revise or amend the Option Plan in any respect whatsoever; provided that the Committee may not, without approval of the stockholders, amend the Option Plan in a manner that requires stockholder approval pursuant to the U.S. Code or the regulations thereunder or pursuant to Rule 16b-3.

    TERM OF THE OPTION PLAN. Options may be granted pursuant to the Option Plan from time to time until June 1, 1998, ten years from the date the Option Plan was adopted by the Board of Directors.

    U.S. FEDERAL INCOME TAX INFORMATION. Options so designated under the Option Plan are intended to qualify as ISOs. All options that are not designated as ISOs are intended to be NQSOs.

    THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO SYMANTEC AND PARTICIPATING EMPLOYEES ASSOCIATED WITH STOCK OPTIONS GRANTED UNDER THE OPTION PLAN. THE U.S. FEDERAL TAX LAWS MAY CHANGE AND THE U.S. FEDERAL, STATE AND

LOCAL TAX CONSEQUENCES FOR ANY OPTIONEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK
THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE OPTION PLAN.

    TAX TREATMENT OF THE OPTIONEE

    INCENTIVE STOCK OPTIONS. An optionee will recognize no income upon grant of an ISO and will incur no tax upon exercise of an ISO unless the optionee is subject to the alternative minimum tax. If the optionee holds the shares purchased upon exercise of the ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the option grant date, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

    If the optionee disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the option exercise price and the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such ISO Shares), will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the optionee.

    ALTERNATIVE MINIMUM TAX. The difference between the exercise price and fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax ("AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is currently 26% of an individual taxpayer's alternative minimum taxable income (28% percent in the case of alternative minimum taxable income in excess of US$175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount (US$45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

    NONQUALIFIED STOCK OPTIONS. An optionee will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO the optionee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the optionee's purchase price. The included amount must be treated as ordinary income by the optionee and may be subject to income tax withholding by Symantec (either by payment in cash or withholding out of the optionee's salary). The Omnibus Budget Reconciliation Act of 1993 has increased the required flat federal withholding rate to 28% effective with respect to taxable years beginning after December 31, 1993. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

    OMNIBUS BUDGET RECONCILIATION ACT OF 1993. The Omnibus Reconciliation Act of 1993 provides that the maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum rate of 28%. For this purpose, in order to receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains will continue to be offset by capital losses and up to US$3,000 of capital losses may be offset annually against ordinary income. The Omnibus Reconciliation Act of 1993 also increased the AMT to 26% (28% for alternative minimum taxable income in excess of US$175,000) of an individual taxpayer's alternative minimum taxable income, effective with respect to taxable years beginning after December 31, 1992.

    ESTIMATED TAXES. Estimated tax payments may be due on amounts an optionee includes in income if the income recognition event occurs before the last month of his or her taxable year and no other exceptions to the underpayment of estimated tax penalties applies. Generally, estimated taxes must be paid with respect to regular and alternative minimum tax liabilities if the amount of a taxpayer's withheld taxes together with any estimated taxes is less than 90 percent of that taxpayer's total regular or alternative minimum tax liability for the year, unless an exception applies.

    TAX TREATMENT OF SYMANTEC. Symantec will be entitled to a deduction in connection with the exercise of an NQSO by a domestic employee or other person to the extent that the optionee recognizes ordinary income. Symantec will be entitled to a deduction in connection with the disposition of shares acquired under an ISO only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares. The IRS is currently considering regulations that would require companies to withhold taxes from an optionee in the even that the optionee makes a disqualifying disposition of shares acquired under an ISO.

    OFFICERS AND DIRECTORS. Shares purchased under the Option Plan by affiliates of Symantec (that is, persons in a control relationship with Symantec) are subject to special restrictions on resale imposed by the Securities Act. Such shares can be resold only if registered for resale, sold under Rule 144 of the Commission or sold under another exemption from registration. Among other requirements, Rule 144 imposes volume limitations on resales.

               THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE
               AMENDMENT TO THE 1988 EMPLOYEES STOCK OPTION PLAN.

PROPOSAL NO. 6 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board has selected Ernst & Young LLP as its principal independent auditors to perform the audit of Symantec's financial statements for fiscal 1996, and the stockholders are being asked to ratify such selection. Ernst & Young LLP audited Symantec's financial statements for Symantec's fiscal years ended March 31, 1989, 1990 and 1991, April 3, 1992, April 2, 1993, April 1, 1994
and March 31, 1995. Representatives of Ernst & Young LLP will be present at the Symantec Stockholders Meeting, will be given an opportunity to make a statement at the Symantec Stockholders Meeting if they desire to do so, and will be available to respond to appropriate questions.

               THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION
                     OF THE SELECTION OF ERNST & YOUNG LLP

COMPLIANCE UNDER SECTION 16(A) OF THE EXCHANGE ACT

    Section 16 of the Exchange Act requires Symantec's directors and officers, and persons who own more that 10% of Symantec's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the NNM. Such persons are required by SEC regulation to furnish Symantec with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms furnished to Symantec and written representation from the executive officers and directors, Symantec believes that all Section 16(a) filing requirements were met in fiscal 1995.

STOCKHOLDER PROPOSALS

    Stockholder proposals for inclusion in the proxy statement and form of proxy relating to Symantec's 1996 Annual Meeting of Stockholders must be received by Symantec a reasonable time before a solicitation is made, and in any event not later than June 17, 1996.

OTHER BUSINESS

    The Board does not presently intend to bring any other business before the Symantec Stockholders Meeting and, so far as is known to the Board, no matters are to be brought before the Symantec Stockholders Meeting except as specified in the notice of the Symantec Stockholders Meeting. As to any business that may properly come before the Symantec Stockholders Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

DISCLAIMER REGARDING INCORPORATION BY REFERENCE OF THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PRICE PERFORMANCE GRAPH

    THE INFORMATION SHOWN IN THE SECTIONS ENTITLED "REPORT OF THE COMPENSATION COMMITTEE AND BOARD ON EXECUTIVE COMPENSATION" AND "COMPANY STOCK PRICE PERFORMANCE" SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING BY SYMANTEC WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT SYMANTEC INCORPORATES THIS INFORMATION BY SPECIFIC REFERENCE, AND SUCH INFORMATION SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

          ADDITIONAL MATTERS FOR CONSIDERATION BY DELRINA SHAREHOLDERS

    In addition to consideration of and voting on the Arrangement Resolution, at the Delrina Shareholders Meeting the shareholders of Delrina will be asked to vote on the following additional matters.

ELECTION OF DIRECTORS

    Under the articles of incorporation of Delrina, the Delrina Board of Directors consists of a minimum of three members and a maximum of eleven members; the number of directors within such range is to be determined by the Delrina Board of Directors from time to time. The number of directors is currently fixed at seven.

    The persons named in the enclosed form of proxy intend to vote for the reelection of the seven current directors of Delrina. Certain information regarding these individuals is set out above under "INFORMATION CONCERNING DELRINA -- Directors and Management" and "-- Executive Compensation."

    IT IS NOT ANTICIPATED THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE AS DIRECTORS BUT IF THAT SHOULD OCCUR FOR ANY REASON PRIOR TO THE DELRINA SHAREHOLDERS MEETING, THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY SHALL BE ENTITLED TO VOTE FOR ANY OTHER NOMINEES IN THEIR DISCRETION.

    Each director elected will hold office until the next annual meeting of shareholders or until a successor is duly elected or appointed. It is anticipated that those directors who are currently members of the Compensation Committee and/or Audit Committee of the Delrina Board of Directors will continue in those positions.

    If the Transaction is completed, each member of the Delrina Board of Directors immediately prior to the Effective Time will resign effective as of the Effective Time, and Delrina's sole voting shareholder Symantec will appoint new directors to the Delrina Board of Directors effective as of the Effective Time.

APPOINTMENT OF AUDITORS

    The persons designated in the enclosed form of proxy intend to vote for the reappointment of Delrina's current independent auditors, Price Waterhouse, as independent auditors of Delrina and to authorize the directors to fix their remuneration.

    If the Transaction is completed, it is expected that Ernst & Young LLP will become the independent auditors of Symantec and all of its subsidiaries, including Delrina, after the Effective Time.

                                 LEGAL MATTERS

    Certain legal matters in connection with the Transaction will be passed upon by Skadden, Arps, Slate, Meagher & Flom, New York, New York, and Osler, Hoskin & Harcourt, Toronto, Ontario, on behalf of Delrina, and by Fenwick & West, Palo Alto, California, and Davies, Ward & Beck, Toronto, Ontario, on behalf of Symantec.

                                    EXPERTS

    The consolidated financial statements of Delrina included herein have been audited by Price Waterhouse, Chartered Accountants, independent auditors, as set forth in their report included herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

    The consolidated financial statements of Symantec included herein have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included herein which, as to fiscal 1993 is based in part on the report of KPMG Peat Marwick LLP, independent accountants, as it relates to Fifth Generation Systems, Inc.'s ("Fifth Generation") consolidated financial statements for the year ended December 31, 1992, which report is included in the Symantec Annual Report on Form 10-K for the year ended March 31, 1995 filed with the SEC. Such consolidated financial statements of Symantec and Fifth Generation referred to above are included and/or incorporated herein by reference in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing. The report of Ernst & Young LLP insofar as it relates to amounts included for Fifth Generation is based solely upon the report of KPMG Peat Marwick LLP. The report of KPMG Peat Marwick LLP referred to above contains an explanatory paragraph that states that Fifth Generation's recurring losses and maturity of long term debt raise substantial doubt about Fifth Generation's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of that uncertainty.

                             AVAILABLE INFORMATION

    Symantec and Delrina are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information with the SEC. The reports, proxy statements and other information filed by Symantec and Delrina with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at Seven World Trade Center, 13th Floor, New York, New York 10048 and at Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Copies of such material also can be obtained from the Public
Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, material filed by Symantec and Delrina can be inspected at the offices of the National Association of Securities Dealers, Inc., Reports Section, 1735 K Street, N.W., Washington, D.C. 20006.

                                          By Order of the Board of Directors
                                          --------------------------------------
                                          Derek P. Witte
                                          VICE PRESIDENT AND GENERAL COUNSEL

                         APPROVAL OF PROXY STATEMENT BY
                           DELRINA BOARD OF DIRECTORS

    The contents of this joint management information circular and proxy statement and the sending thereof to the shareholders of Delrina have been approved by the Delrina Board of Directors.

                                          By Order of the Delrina Board of
                                          Directors
                                          --------------------------------------
                                          Michael Cooperman, Secretary

October 17, 1995
Toronto, Ontario

                     INDEX TO DELRINA FINANCIAL STATEMENTS

                                                                                                               PAGE
                                                                                                             ---------
AUDITED FINANCIAL STATEMENTS...............................................................................        F-1
Report of Price Waterhouse, Chartered Accountants..........................................................        F-1
Consolidated Balance Sheets at June 30, 1995 and 1994......................................................        F-2
Consolidated Statements of Operations for the years ended June 30, 1995, 1994 and 1993.....................        F-3
Consolidated Statements of Retained Earnings (Deficit) for the years ended June 30, 1995, 1994 and 1993....        F-4
Consolidated Statements of Changes in Financial Position for years ended June 30, 1995, 1994 and 1993......        F-5
Notes to Consolidated Financial Statements.................................................................        F-6


                                        INDEX TO SYMANTEC FINANCIAL STATEMENTS

                                                                                                               PAGE
                                                                                                             ---------
AUDITED FINANCIAL STATEMENTS...............................................................................       F-17
Report of Ernst & Young LLP, Independent Auditors..........................................................       F-17
Report of KPMG Peat Marwick LLP, Independent Auditors......................................................       F-18
Consolidated Balance Sheets as of March 31, 1995 and 1994..................................................       F-19
Consolidated Statements of Operations for the years ended March 31, 1995, 1994, and 1993...................       F-20
Consolidated Statements of Stockholders' Equity for the years ended March 31, 1995,
 1994 and 1993.............................................................................................       F-21
Consolidated Statements of Cash Flow for the years ended March 31, 1995, 1994
 and 1993..................................................................................................       F-22
Notes to Consolidated Financial Statements.................................................................       F-23

UNAUDITED INTERIM FINANCIAL STATEMENTS.....................................................................       F-38
Consolidated Balance Sheets as of June 30, 1995 and March 31, 1995.........................................       F-38
Consolidated Statements of Income for the three months ended June 30, 1995 and 1994........................       F-39
Consolidated Statements of Cash Flow for the three months ended June 30, 1995
 and 1994..................................................................................................       F-40
Notes to Consolidated Financial Statements.................................................................       F-41

                                     F-(i)

                                AUDITORS' REPORT

To the Shareholders of Delrina Corporation

    We have audited the consolidated balance sheets of Delrina Corporation as at June 30, 1995 and 1994 and the consolidated statements of operations, retained earnings (deficit) and changes in financial position for the years ended June 30, 1995, 1994 and 1993. These financial statements are the responsibility of the company's management. Our responsiblity is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

    In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at June 30, 1995 and 1994 and the results of its operations and the changes in its financial position for the years ended June 30, 1995, 1994 and 1993 in accordance with generally accepted accounting principles.

PRICE WATERHOUSE
Chartered Accountants, Toronto, Canada

August 8, 1995

                              DELRINA CORPORATION

                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS OF CANADIAN DOLLARS)

                                                                                                  JUNE 30
                                                                                          ------------------------
                                                                                             1995         1994
                                                                                          -----------  -----------
                                                      ASSETS
Current
  Cash and short-term investments.......................................................  $    36,553  $    62,449
  Accounts receivable...................................................................       36,079       21,210
  Inventories...........................................................................        7,221        3,671
  Deposits and prepaid expenses.........................................................        2,660        2,157
  Income taxes recoverable..............................................................        4,595      --
  Deferred income taxes.................................................................          344          406
                                                                                          -----------  -----------
                                                                                               87,452       89,893
                                                                                          -----------  -----------
Capital assets (Note 3).................................................................       14,423        7,579
Deferred development costs..............................................................        8,497        4,801
Acquired software products..............................................................        5,459        1,844
Investment tax credits recoverable......................................................        4,434        1,699
Other assets (Note 4)...................................................................        2,777          709
                                                                                          -----------  -----------
                                                                                          $   123,042  $   106,525
                                                                                          -----------  -----------


                                                   LIABILITIES
Current
  Accounts payable and accrued liabilities..............................................  $    18,430  $    14,777
  Income taxes payable..................................................................      --             1,857
  Deferred revenue......................................................................          462      --
                                                                                          -----------  -----------
                                                                                               18,892       16,634
Deferred income taxes...................................................................        1,588          641

                                               SHAREHOLDERS' EQUITY
Share capital (Note 6)..................................................................       95,048       90,896
Retained earnings (deficit).............................................................        7,514       (1,646)
                                                                                          -----------  -----------
                                                                                              102,562       89,250
                                                                                          -----------  -----------
                                                                                          $   123,042  $   106,525
                                                                                          -----------  -----------
                                                                                          -----------  -----------
Commitments and contingent liabilities (Notes 10 and 11)

                              DELRINA CORPORATION

                     CONSOLIDATED STATEMENTS OF OPERATIONS
        (IN THOUSANDS OF CANADIAN DOLLARS EXCEPT PER COMMON SHARE DATA)

                                                                                      YEARS ENDED JUNE 30
                                                                              -----------------------------------
                                                                                 1995         1994        1993
                                                                              -----------  -----------  ---------
REVENUE
  Sales.....................................................................  $   132,925  $   101,113  $  47,938
  Cost of sales.............................................................       33,545       25,383     14,136
                                                                              -----------  -----------  ---------
  Gross profit..............................................................       99,380       75,730     33,802
OPERATING EXPENSES
  Research and development..................................................       13,904        6,806      2,236
  Sales and marketing.......................................................       58,934       33,586     18,373
  Administrative and general................................................       17,089       12,289      6,488
  Purchased research and development........................................      --           --          13,852
  Foreign exchange (gain)/ loss.............................................       (1,017)      (2,850)       151
                                                                              -----------  -----------  ---------
                                                                                   88,910       49,831     41,100
                                                                              -----------  -----------  ---------
  Income/(loss) from operations.............................................       10,470       25,899     (7,298)
  Interest income...........................................................        3,190        1,299        646
                                                                              -----------  -----------  ---------
  Income /(loss) before income taxes........................................       13,660       27,198     (6,652)
  Income taxes (Note 5).....................................................        4,500       10,380      3,059
                                                                              -----------  -----------  ---------
  Net income/(loss) for the year............................................  $     9,160  $    16,818  $  (9,711)
                                                                              -----------  -----------  ---------
                                                                              -----------  -----------  ---------
  Earnings/(loss) per common share
    Basic (Note 9)..........................................................     42 CENTS     82 CENTS  (57 CENTS)
    Fully diluted (Note 9)..................................................     38 CENTS     76 CENTS     n/a
                                                                              -----------  -----------  ---------
                                                                              -----------  -----------  ---------
  Weighted average shares outstanding
    Basic...................................................................       22,017       20,459     17,201
    Fully diluted...........................................................       24,260       22,260     n/a
                                                                              -----------  -----------  ---------
                                                                              -----------  -----------  ---------

                              DELRINA CORPORATION

             CONSOLIDATED STATEMENTS OF RETAINED EARNINGS (DEFICIT)
                       (IN THOUSANDS OF CANADIAN DOLLARS)

                                                                                       YEARS ENDED JUNE 30
                                                                                ---------------------------------
                                                                                  1995        1994        1993
                                                                                ---------  ----------  ----------
Deficit, beginning of year....................................................  $  (1,646) $  (16,762) $   (6,612)
Net income (loss) for the year................................................      9,160      16,818      (9,711)
Share issue expenses (net of income taxes: Nil; 1994: $1,356; 1993: $328).....     --          (1,702)       (439)
                                                                                ---------  ----------  ----------
Retained earnings (deficit), end of year......................................  $   7,514  $   (1,646) $  (16,762)
                                                                                ---------  ----------  ----------
                                                                                ---------  ----------  ----------

                              DELRINA CORPORATION

            CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION
                       (IN THOUSANDS OF CANADIAN DOLLARS)

                                                                                     YEARS ENDED JUNE 30
                                                                              ----------------------------------
                                                                                 1995        1994        1993
                                                                              ----------  ----------  ----------
OPERATING ACTIVITIES
  Net income (loss) for the year............................................  $    9,160  $   16,818  $   (9,711)
    Amortization of capital assets..........................................       3,196       1,619         733
    Amortization of deferred development costs..............................       4,962       2,301         744
    Amortization of acquired software products..............................       2,353       1,495         369
    Deferred income taxes...................................................       1,396         388       2,118
    Gain on disposal of division............................................      --          --             (13)
  Purchased research and development included under investing activities....      --          --          13,852
  Changes in non cash working capital and other components net of amounts included under acquisition of subsidiaries
    Accounts receivable.....................................................     (14,857)    (14,229)     (2,443)
    Inventories.............................................................      (3,549)     (2,155)       (407)
    Deposits and prepaid expenses...........................................        (495)       (822)       (746)
    Deferred support fees...................................................      --          --            (139)
    Accounts payable and accrued liabilities................................       3,184       6,504        (801)
    Income taxes payable/recoverable........................................      (6,452)      1,495         471
    Deferred revenue........................................................         (24)     --          --
                                                                              ----------  ----------  ----------
  Cash (used in) provided by operating activities...........................      (1,126)     13,414       4,027
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------
INVESTING ACTIVITIES
    Purchase of capital assets..............................................      (9,682)     (6,355)     (1,937)
    Purchase of acquired software...........................................      (2,131)     (1,612)     (4,367)
    Deferred development costs (net of investment tax credits recognized of
     $617; 1994: $811; 1993: $1,339)........................................      (8,529)     (3,544)     (2,391)
    Investment tax credits recoverable......................................      (2,735)       (856)       (843)
    Acquisition of subsidiaries (Note 2)....................................      (3,776)     --          (5,533)
    Other...................................................................      (2,068)        (33)        (17)
                                                                              ----------  ----------  ----------
  Cash used in investing activities.........................................     (28,921)    (12,400)    (15,088)
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------
FINANCING ACTIVITIES
    Issue of common shares for cash.........................................       2,237       2,662         965
    Issue of common shares by public offering (net of related costs of
     $3,058)................................................................      --          40,188      --
    Issue of common shares to acquire technology in process.................      --          --           3,739
    Issue of special warrants -- for cash (net of related costs of $766)....      --          --          11,702
    Issue of common shares to acquire subsidiary............................       1,914      --           5,075
    Repayment of loan receivable from director..............................      --             170      --
                                                                              ----------  ----------  ----------
Cash provided by financing activities.......................................       4,151      43,020      21,481
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------
(Decrease) increase in cash during the year.................................     (25,896)     44,034      10,420
Cash and short-term investments, beginning of year..........................      62,449      18,415       7,995
                                                                              ----------  ----------  ----------
Cash and short-term investments, end of year................................  $   36,553  $   62,449  $   18,415
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------

                              DELRINA CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
    The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada and reflect the following accounting policies:

    BASIS OF CONSOLIDATION

    The consolidated financial statements include the accounts of the company and its subsidiaries. Acquisitions are accounted for using the purchase method.

    REVENUE RECOGNITION

    Revenue from the sale of products is recognized at the time of the shipment to the customer and is net of discounts and allowances for estimated future returns.

    CAPITAL ASSETS

    Capital assets are stated at cost. Amortization is provided on computer equipment using the straight-line basis over five years. Amortization is provided on office equipment and furniture and fixtures using the diminishing balance basis at the rates of 30% and 20% per annum, respectively. Leasehold improvements are amortized using the straight-line basis over the terms of the respective leases.

    INVENTORIES

    Finished goods are valued at the lower of cost and net realizable value. Components on hand are valued at the lower of cost and replacement cost.

    ACQUIRED SOFTWARE PRODUCTS

    Acquired software products are stated at cost and amortized on the straight-line basis over a period of three years.

    RESEARCH AND DEVELOPMENT COSTS

    When management determines that a new product is technologically feasible, costs relating to further development of that product are deferred until commercial production commences. These costs are then amortized on a straight-line basis over three years, which is the estimated average sales life of the products.

    Research costs are expensed as incurred.

    TRANSLATION OF FOREIGN CURRENCIES

    Transactions denominated in foreign curriencies and accounts of foreign subsidiaries (all of which are considered integrated with the company's domestic operations) are translated using the temporal method. Under this method, monetary assets and liabilities are translated at rates in effect at the balance sheet date and non-monetary assets and liabilities at historical rates. Income and expenses are translated at average rates prevailing during the year. Exchange gains or losses arising from the translation are included in operations.

2.  ACQUISITIONS
    On March 10, 1995, the company issued 94,500 shares, which after adjustments, were used to acquire all of the issued and outstanding shares of CRS Online Ltd., a company engaged in the business of providing private electronic bulletin board services.

    The   purchase  price  of  $1,790,000  has  been  allocated  to  assets  and liabilities with fair values of $2,338,000 and $548,000 respectively.

    Also on October 28, 1994, the company acquired all of the outstanding shares of Audiofile Inc., a company engaged in the development of voice technology.

                              DELRINA CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  ACQUISITIONS (CONTINUED)
    The purchase price was satisfied by cash consideration of $1,986,000, and has been allocated to assets and liabilities with fair values of $2,182,000 and $196,000 respectively.

    These transactions have been  accounted for using  the purchase method,  and
results   of  operations  have  been  included  in  the  consolidated  financial statements from the dates of acquisition.

    The majority of the purchase price in both transactions has been allocated to acquired software.

3.  CAPITAL ASSETS

                                                                                                 NET JUNE 30
                                                                               ACCUMULATED   --------------------
                                                                      COST     AMORTIZATION    1995       1994
                                                                    ---------  ------------  ---------  ---------
                                                                         (IN THOUSANDS OF CANADIAN DOLLARS)
Computer equipment................................................  $  13,511   $    4,156   $   9,355  $   4,547
Office equipment..................................................      3,598        1,208       2,390      1,435
Furniture and fixtures............................................      1,836          438       1,398        957
Leasehold improvements............................................      1,886          606       1,280        640
                                                                    ---------  ------------  ---------  ---------
                                                                    $  20,831   $    6,408   $  14,423  $   7,579
                                                                    ---------  ------------  ---------  ---------
                                                                    ---------  ------------  ---------  ---------

    Amortization amounted to $3,196 in 1995; $1,619 in 1994 and $733 in 1993.

4.  OTHER ASSETS
    Other assets in 1994 consisted of an interest free note receivable from a former director, which was repaid during 1995.

5.  INCOME TAXES

                                                                                    YEARS ENDED JUNE 30
                                                                              -------------------------------
                                                                                1995       1994       1993
                                                                              ---------  ---------  ---------
                                                                                 (IN THOUSANDS OF CANADIAN
                                                                                         DOLLARS)
Current.....................................................................  $   3,104  $   9,994  $     941
Deferred....................................................................      1,396        386      2,118
                                                                              ---------  ---------  ---------
                                                                              $   4,500  $  10,380  $   3,059
                                                                              ---------  ---------  ---------
                                                                              ---------  ---------  ---------

    The income tax provision reported differs from the amount computed by applying the combined Canadian Federal and Provincial statutory rate to income
(loss) before taxes. The reasons for this difference and the related tax effects are as follows:

                                                                                   YEARS ENDED JUNE 30
                                                                             -------------------------------
                                                                               1995       1994       1993
                                                                             ---------  ---------  ---------
                                                                                (IN THOUSANDS OF CANADIAN
                                                                                        DOLLARS)
Statutory tax rate.........................................................      44.34%     44.34%     44.34%
                                                                             ---------  ---------  ---------
Expected income tax provision (recovery)...................................  $   6,057  $  12,060  $  (2,950)
Purchased research and development not tax deductible......................     --         --          6,142
Amortization of acquired software not deductible...........................        553        298        164
Provincial research and development allowance..............................       (666)      (547)      (131)
Differences in tax rates of other countries................................     (1,663)      (981)    --
Non-capital tax loss.......................................................     --           (166)    --
Other......................................................................        219       (284)      (166)
                                                                             ---------  ---------  ---------
                                                                             $   4,500  $  10,380  $   3,059
                                                                             ---------  ---------  ---------
                                                                             ---------  ---------  ---------

                              DELRINA CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INCOME TAXES (CONTINUED)
    The company computes and records income taxes currently payable based upon the determination of taxable income which may differ from pretax accounting income. Differences arise from recording in pretax accounting income, transactions which enter the determination of taxable income in another period. The tax effect of these timing differences is recognized by adjustment of the provision for income taxes.

    During the year, the company recognized the benefit of approximately $2,599,000; 1994: $2,702,000; 1993: $1,300,000 of investment tax credits resulting from research and development expenditures incurred in the fiscal year. Of this amount, approximately $1,982,000; 1994: $1,892,000; 1993: $670,000 has been recognized in the statement of operations, and the balance has been recorded as a reduction of deferred development costs.

6.  SHARE CAPITAL

    AUTHORIZED

    Unlimited number of common and preference shares

    A summary of the changes during the years in issued and fully paid common shares is as follows:

                                                                  NUMBER OF
                                                                    SHARES         AMOUNT
                                                                  ----------  -----------------
                                                                              (IN THOUSANDS OF
                                                                              CANADIAN DOLLARS)
Balance June 30, 1992...........................................  15,333,446  $        22,741
Issued for cash during the year on the exercise of options......     483,696              716
Issued for services rendered during the year....................      77,407              249
Issued on acquisition of a subsidiary...........................   1,749,890            5,075
Issued on acquisition of research and development...............     299,141            3,739
                                                                  ----------         --------
Balance June 30, 1993...........................................  17,943,580           32,520

1,750,000 warrants converted into common shares.................   1,750,000           12,469
1,500,000 common shares issued by public offering...............   1,500,000           43,246
Issued for cash during the year on the exercise of options......     577,495            2,369
Issued for cash during the year pursuant to the employee share
 purchase plan..................................................       6,355              141
Other shares issued during the year.............................      15,500              151
                                                                  ----------         --------
Balance June 30, 1994...........................................  21,792,930           90,896

Issued on acquisition of subsidiary.............................      94,500            1,914
Issued for cash during the year on the exercise of options......     423,665            2,060
Issued for cash during the year persuant to the employee share
 purchase plan..................................................       9,621              178
                                                                  ----------         --------
Balance June 30, 1995...........................................  22,320,716  $        95,048
                                                                  ----------         --------
                                                                  ----------         --------

    On February 24, 1994, the company issued by way of a public offering 1,500,000 common shares for US $32,062,500 (Cdn $43,245,900).

    On March 3, 1993, the company issued by way of private placement 1,750,000 special warrants for $12,468,750. Each special warrant entitled the holder thereof to acquire one common share of the company, without payment of any additional amount at the time of the exercise. The special warrants were exercised on July 5, 1993.

                              DELRINA CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.  SHARE CAPITAL (CONTINUED)
    Under a share option arrangement, options are outstanding to directors, senior officers, and employees entitling the holders to purchase an aggregate of 2,374,035; 1994: 1,838,907; 1993: 1,774,301 common shares from treasury at prices ranging from $1.38 to $28.75 per share. These options expire at various dates from July 1995 to December 2001.

    The company has employee stock purchase plans for both its Canadian and U.S. employees, meeting certain eligibility criteria. Under these plans, employees may purchase shares of the Company's common stock, subject to certain limitations, at 10% less than the average fair market value as defined in the plans. A total of 20,000 shares has been reserved for issuance under each of the Canadian and U.S. plans.

7.  INFORMATION BY GEOGRAPHIC AREA
    The company operates within one dominant segment, the development and sale of computer software products.

                                                CANADIAN       U.S.      INTERNATIONAL
                                               OPERATIONS   OPERATIONS    OPERATIONS   ELIMINATIONS  CONSOLIDATED
                                               -----------  -----------  ------------  ------------  ------------
YEAR ENDED JUNE 30, 1995
Net revenues:
  Customers..................................   $   8,252   $    98,507   $   26,166    $   --        $  132,925
  Intercompany...............................          33         4,424       19,029       (23,486)       --
                                               -----------  -----------  ------------  ------------  ------------
Total........................................       8,285       102,931       45,195       (23,486)      132,925
                                               -----------  -----------  ------------  ------------  ------------
Operating income.............................       3,558         6,323        3,779        --            13,660
Identifiable assets..........................      69,645        40,923       12,474        --           123,042
                                               -----------  -----------  ------------  ------------  ------------
Liabilities..................................      11,302         6,306        2,872        --            20,480
                                               -----------  -----------  ------------  ------------  ------------
Translation loss.............................      --               141          306        --               447
                                               -----------  -----------  ------------  ------------  ------------
                                               -----------  -----------  ------------  ------------  ------------
YEAR ENDED JUNE 30, 1994
Net revenues:
  Customers..................................       7,569        83,894        9,650        --           101,113
  Intercompany...............................       7,872         2,042        3,776       (13,690)       --
                                               -----------  -----------  ------------  ------------  ------------
Total........................................      15,441        85,936       13,426       (13,690)      101,113
                                               -----------  -----------  ------------  ------------  ------------
Income before income taxes...................      13,788        12,537          873        --            27,198
                                               -----------  -----------  ------------  ------------  ------------
Identifiable assets..........................      66,447        36,255        3,823        --           106,525
                                               -----------  -----------  ------------  ------------  ------------
Liabilities..................................       9,951         5,633        1,691        --            17,275
                                               -----------  -----------  ------------  ------------  ------------
Translation gain (loss)......................      --               168          (67)       --               101
                                               -----------  -----------  ------------  ------------  ------------
                                               -----------  -----------  ------------  ------------  ------------

                              DELRINA CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.  INFORMATION BY GEOGRAPHIC AREA (CONTINUED)

                                                CANADIAN       U.S.      INTERNATIONAL
                                               OPERATIONS   OPERATIONS    OPERATIONS   ELIMINATIONS  CONSOLIDATED
                                               -----------  -----------  ------------  ------------  ------------
YEAR ENDED JUNE 30, 1993
Net revenues:
  Customers..................................   $   8,252   $    38,253   $    1,433    $   --        $   47,938
  Intercompany...............................      20,443           214       --           (20,657)       --
                                               -----------  -----------  ------------  ------------  ------------
Total........................................      28,695        38,467        1,433       (20,657)       47,938
                                               -----------  -----------  ------------  ------------  ------------
Operating income (loss)......................       7,380           211         (247)         (144)        7,200
                                               -----------  -----------  ------------  ------------  ------------
Purchased research and development...........                                                            (13,852)
Loss before income taxes.....................                                                             (6,652)
                                                                                                     ------------
Identifiable assets..........................      24,513        12,868          792          (144)       38,029
                                               -----------  -----------  ------------  ------------  ------------
Liabilities..................................       6,821         2,965          186        --             9,972
                                               -----------  -----------  ------------  ------------  ------------
Translation loss.............................      --              (433)        (118)       --              (551)
                                               -----------  -----------  ------------  ------------  ------------
                                               -----------  -----------  ------------  ------------  ------------

8.  MAJOR CUSTOMERS
    In fiscal 1995, two customers accounted for approximately 23% and 10% of sales respectively (1994: 21% and 11% respectively). In fiscal 1993, one customer accounted for approximately 16% of sales.

9.  EARNINGS (LOSS) PER COMMON SHARE
    The earnings (loss) per common share has been calculated using the weighted average number of common shares outstanding during the year. The 1,750,000 special warrants have been included in the calculation of the loss per share for 1993. For fiscal 1993 the exercising of stock options would be antidilutive.

10. COMMITMENTS
    The company is committed to payments under operating leases and other commitments as follows:

                               (IN THOUSANDS OF CANADIAN
                                        DOLLARS)
                            --------------------------------
1996......................             $    2,713
1997......................                  1,671
1998......................                  1,090
1999......................                    951
2000......................                    766
2001 through to 2005......                  1,373

11. CONTINGENT LIABILITIES

    CAROLIAN

    Delrina has been involved in ongoing litigation to combat infringement of the intellectual property of a former division, Carolian, which was sold in March 1993. On February 12, 1993 the Ontario Court (General Division) declined to grant a permanent injunction to Delrina. The defendants subsequently filed a claim for damages allegedly resulting from the preliminary injunction granted in favor of Delrina. The defendants allege damages of approximately Cdn$6,000,000, for lost revenues during the time in which the preliminary injunction was in place. The defendants have not yet provided evidence of the basis for the calculation of the amount of damages claimed, which, if awarded, would

                              DELRINA CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11. CONTINGENT LIABILITIES (CONTINUED)
be material. Delrina intends to appeal the decision of the court not to grant a permanent injunction to Delrina and to contest the amount of damages, if any, sustained by the defendants. A date has not yet been set for the hearing regarding the defendants' claim for damages.

    AUDIOFAX

    On April 25, 1995, AudioFAX, Inc. ("AudioFAX") instituted a civil action against Delrina, Delrina (Canada) Corporation ("Delrina Canada") and Delrina
(US) Corporation in the United States District Court for the Northern District of Georgia. In its complaint, AudioFAX alleges that all three of the defendants have infringed two United States patents and certain copyrights of AudioFAX, that Delrina and Delrina Canada have infringed a Canadian patent of AudioFAX and that Delrina Canada has breached a non-disclosure agreement and misappropriated trade secrets of AudioFAX. The patents at issue are directed to certain enhanced facsimile services using a store and forward facility. On June 14, 1995, the defendants filed (i) motions to dismiss the Canadian patent infringement and copyright infringement claims, (ii) a motion for a more definitive statement of the patent infringement claims and (iii) a partial answer directed to the claims of breach of the non-disclosure agreement and misappropriation of trade secrets. On June 28, 1995, AudioFAX filed oppositions to the three motions. On July 17, 1995, Delrina served reply memoranda in support of its motions to dismiss. This matter is in its early stages and Delrina believes that it has meritorious defenses and intends to vigorously defend all of the claims.

    IBM

    Delrina received a letter dated June 8, 1995, from International Business Machines Corporation ("IBM") identifying alleged infringements of 12 United States patents of IBM and offering to grant Delrina a license under the patents. Delrina's outside patent counsel is reviewing the patents to determine the appropriate response.

    GREENTREE

    During August 1995, Greentree Software, Inc. ("Greentree") instituted a civil action against Delrina Technology, Inc. (name changed to Delrina (Canada) Corporation on June 8, 1988) in the United States District Court for the Northern District of California. In its complaint, Greentree claims unspecified damages for alleged misrepresentations and negligent misrepresentations regarding the performance of Delrina's FormFlow software, as well as a breach of an oral agreement. Delrina (Canada) Corporation believes that it has meritorious defenses and intends to vigorously defend all of the claims.

    Neither management nor the company's legal counsel is able to make a reasonable estimate of the liabilities, if any, which might result from these actions. Any settlement or judgement resulting from these lawsuits may be material.

    Given the importance of intellectual property for a technology company, from time to time, actions have been threatened or commenced against Delrina and certain of its affiliates, alleging patent infringement, copyright infringement, misuse of certain confidential information, breach of trust and unlawful interference with the plaintiffs' business relationships. The plaintiffs' claims may include a request for an injunction which would, among other things, prevent Delrina from marketing any or all of its primary products or services. In each case Delrina retains counsel and vigorously contests the claim, and any request for an injunction or damages. There is no such case at present, which Delrina, after consultation with its litigation counsel, believes it will not be able to successfully defend. However, in the event that in any such case the plaintiff succeeded in obtaining an injunction or judgement against Delrina, the injunction or judgement could, depending upon its terms, have a material, adverse effect on Delrina.

                              DELRINA CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. CANADIAN AND UNITED STATES ACCOUNTING POLICY DIFFERENCES
    These financial statements have been prepared in accordance with Canadian generally accepted accounting principles (GAAP). In certain aspects GAAP as applied in the United States differs from Canadian GAAP.

    CONSOLIDATED BALANCE SHEETS

    Costs related to the issue of shares and special warrants under US GAAP are recorded as a reduction of the proceeds from issue, rather than a charge to deficit under Canadian GAAP.

    Share capital and deficit per the financial statements are reconciled to US GAAP as follows:

                                                                                                JUNE 30
                                                                                         ----------------------
                                                                                            1995        1994
                                                                                         -----------  ---------
                                                                                            (IN THOUSANDS OF
                                                                                           CANADIAN DOLLARS)
Share capital (per financial statements)...............................................  $    95,048  $  90,896
Costs related to issue of shares and warrants..........................................       (2,569)    (2,569)
                                                                                         -----------  ---------
Share capital (per US GAAP)............................................................       92,479     88,327
                                                                                         -----------  ---------
Retained earnings (deficit) (per financial statements).................................        7,514     (1,646)
Costs related to issue of shares and warrants..........................................        2,569      2,569
                                                                                         -----------  ---------
Retained earnings (deficit) (per US GAAP)..............................................       10,083        923
                                                                                         -----------  ---------
Shareholders' equity (per US GAAP).....................................................  $   102,562  $  89,250
                                                                                         -----------  ---------
                                                                                         -----------  ---------

Under US GAAP, cash and cash equivalents include only short-term investments with original maturities of three months or less, whereas under Canadian GAAP cash and short-term investments include short-term investments having maturities extending to 12 months.

    Cash and short-term investments per the financial statements is reconciled to US GAAP as follows:

                                                                                                 JUNE 30
                                                                                           --------------------
                                                                                             1995       1994
                                                                                           ---------  ---------
                                                                                             (IN THOUSANDS OF
                                                                                            CANADIAN DOLLARS)
Cash and short-term investments (per financial statements)...............................  $  36,553  $  62,449
Short-term investments...................................................................     26,360     41,479
                                                                                           ---------  ---------
Cash and cash equivalents (per US GAAP)..................................................  $  10,193  $  20,970
                                                                                           ---------  ---------
                                                                                           ---------  ---------

    Under Canadian GAAP, deferred development costs are amortized on a straight-line basis over three years, which is the estimated average sales life of the products. Under US GAAP, the amortization shall be the greater of (a) the ratio that current revenues for a product bears to the total of current and anticipated future revenue for the product and (b) the straight-line method.
Based on this method, the amortization of deferred development costs would increase by $642,000.

    Since August 1994, under Canadian GAAP, companies must capitalize the fair value of research and development in process acquired in a business combination. Under US GAAP such acquired research and development in process is expensed. In connection with the business acquisitions during the year, the company allocated $1,989,000 to technology-in-process which is expensed under US GAAP. The net effect after amortization is a reduction of acquired software products of $1,547,000.

                              DELRINA CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. CANADIAN AND UNITED STATES ACCOUNTING POLICY DIFFERENCES (CONTINUED) The accounts affected are reconciled as follows

                                                                                                   JUNE 30
                                                                                             --------------------
                                                                                               1995       1994
                                                                                             ---------  ---------
                                                                                               (IN THOUSANDS OF
                                                                                              CANADIAN DOLLARS)
Deferred development costs (per financial statements)......................................  $   8,497  $   4,801
Additional amortization....................................................................        642     --
                                                                                             ---------  ---------
Deferred development costs (per US GAAP)...................................................  $   7,855  $   4,801
                                                                                             ---------  ---------
                                                                                             ---------  ---------
Acquired software products (per financial statements)......................................  $   5,459  $   1,844
Purchased research and development expensed................................................      1,547     --
                                                                                             ---------  ---------
Acquired software products (per US GAAP)...................................................  $   3,912  $   1,844
                                                                                             ---------  ---------
                                                                                             ---------  ---------

    OTHER DISCLOSURE

    Allowance   for  doubtful  accounts  Included  in  accounts  receivable  are allowances for doubtful accounts of $893,000; 1994: $664,000.

    INVENTORIES

    Included in inventories are the following amounts:

                                                                                                   JUNE 30
                                                                                             --------------------
                                                                                               1995       1994
                                                                                             ---------  ---------
                                                                                               (IN THOUSANDS OF
                                                                                              CANADIAN DOLLARS)
Finished goods.............................................................................  $   3,359  $   1,386
Raw materials..............................................................................      3,862      2,285
                                                                                             ---------  ---------
                                                                                             $   7,221  $   3,671
                                                                                             ---------  ---------
                                                                                             ---------  ---------

    ACCOUNTS PAYABLE

    Included in accounts payable are the following amounts:

                                                                                                 JUNE 30
                                                                                           --------------------
                                                                                             1995       1994
                                                                                           ---------  ---------
                                                                                             (IN THOUSANDS OF
                                                                                            CANADIAN DOLLARS)
Trade payables...........................................................................  $  13,103  $  10,954
Accrual for employee performance incentives..............................................  $     885  $   2,405

                              DELRINA CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. CANADIAN AND UNITED STATES ACCOUNTING POLICY DIFFERENCES (CONTINUED) CONSOLIDATED STATEMENT OF OPERATIONS

    Reconciliation  of  net  income  between  accounting  principles   generally
accepted in Canada and the United States

                                                                                         YEARS ENDED JUNE 30
                                                                                   -------------------------------
                                                                                     1995       1994       1993
                                                                                   ---------  ---------  ---------
                                                                                          (IN THOUSANDS OF
                                                                                          CANADIAN DOLLARS)
Net income (loss) as reported....................................................  $   9,160  $  16,818  $  (9,711)
Additional amortization of deferred development costs............................       (642)    --         --
Purchased research and development expensed......................................     (1,547)    --         --
Adjustments relating to the liability method of accounting for income taxes......       (232)       330     --
                                                                                   ---------  ---------  ---------
Net income in accordance with US GAAP............................................  $   6,739  $  17,148  $  (9,711)
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
Earnings (loss) per common share.................................................        .31   NTS       .84   NTS (.57 CENTS)
Fully diluted earnings per share.................................................        .28   NTS       .77   NTS       n/a

    The cumulative adjustment related to the accounting for income taxes in accordance with US GAAP is an increase in retained earnings of $98,000.

    At June 30, 1995, deferred tax assets and liabilities are as follows:

                                                                                               ASSETS    LIABILITIES
                                                                                              ---------  -----------
Accounting provisions not deductible for tax purposes.......................................  $   2,089   $  --
Capital cost allowance in excess of amortization............................................     --           1,004
Deferred development costs..................................................................     --           2,076
Investment tax credits......................................................................     --           1,951
Net operating loss carry forwards...........................................................        486      --
Share issue costs...........................................................................        955      --
Acquired software...........................................................................        355      --
                                                                                              ---------  -----------
                                                                                              $   3,885   $   5,031
                                                                                              ---------  -----------
                                                                                              ---------  -----------

                                                                                    CANADIAN     FOREIGN     TOTAL
                                                                                   -----------  ---------  ---------
Net income before tax in accordance with US GAAP.................................   $   2,916   $   8,555  $  11,471
Taxation
  Current........................................................................         899       2,201      3,100
  Deferred.......................................................................         952         680      1,632
                                                                                   -----------  ---------  ---------
                                                                                    $   1,851   $   2,881  $   4,732
                                                                                   -----------  ---------  ---------
                                                                                   -----------  ---------  ---------

    CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION

    Under Canadian GAAP, all important aspects of financing and investing activities should be disclosed in the statement of changes in financial position, while under US GAAP, important aspects of financing and investing activities that do not result in cash flows should be excluded from the statement and disclosed separately.

                              DELRINA CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. CANADIAN AND UNITED STATES ACCOUNTING POLICY DIFFERENCES (CONTINUED)
    The following transactions which did not result in cash flows would have been excluded from the financing and investing activities in the statements of changes in financial position under US GAAP:

    In fiscal 1993, 1,749,890 common shares, at a value of $5,074,681 were issued to acquire all the shares of a corporation and 299,141 common shares, at a value of $3,739,263 were issued to acquire research and development.

    In fiscal 1995, 94,500 common shares, at a value of $1,914,000 were issued in connection with the acquisition of all the shares of a corporation.

    The statement of changes in financial position per the financial statements is reconciled to US GAAP as follows:

                                                                                     YEARS ENDED JUNE 30
                                                                              ----------------------------------
                                                                                 1995        1994        1993
                                                                              ----------  ----------  ----------
                                                                              (IN THOUSANDS OF CANADIAN DOLLARS)
Operating activities (per financial statements).............................  $   (1,126) $   13,414  $    4,027
                                                                              ----------  ----------  ----------
Operating activities (per US GAAP)..........................................      (1,126)     13,414       4,027
                                                                              ----------  ----------  ----------
Investing activities (per financial statements).............................     (28,921)    (12,400)    (15,088)
Acquired research and development...........................................      --          --           3,739
Acquisition of subsidiary...................................................       1,914      --           5,075
Purchases of short-term investments.........................................     (68,336)    (41,479)     --
Sales of short-term investments.............................................      83,456      --           5,838
                                                                              ----------  ----------  ----------
Investing activities........................................................     (11,887)    (53,879)       (436)
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------
Financing activities (per financial statements).............................       4,151      43,020      21,481
Issue of common shares to acquire research and development..................      --          --          (3,739)
Issue of common shares to acquire subsidiary................................      (1,914)     --          (5,075)
                                                                              ----------  ----------  ----------
Financing activities (per US GAAP)..........................................       2,237      43,020      12,667
                                                                              ----------  ----------  ----------
Increase (decrease) in cash during year (per US GAAP).......................     (10,777)      2,555      16,258
Cash and cash equivalents, beginning of year (per US GAAP)..................      20,970      18,415       2,157
                                                                              ----------  ----------  ----------
Cash and cash equivalents, end of year (per US GAAP)........................  $   10,193  $   20,970  $   18,415
                                                                              ----------  ----------  ----------
Payment of taxes............................................................  $    9,374  $    6,554  $       94
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------

13. SUBSEQUENT EVENTS

    COMBINATION AGREEMENT

    On July 5, 1995, the Company signed a definitive combination agreement (the "Agreement") with Symantec Corporation ("Symantec"). Consummation of the Agreement is subject to a number of conditions, including regulatory clearances in Canada and the United States, judicial clearance in Canada and formal approval by the shareholders of both companies. It is anticipated that the transaction will close during November 1995.

    Symantec, a Delaware corporation, develops, markets and supports a diversified line of application and system software products designed to enhance individual and workgroup productivity as well as manage networked computing environments. Symantec's product groups include advanced utilities, security utilities, network/communications utilities, contact management, development tools, project management/productivity applications and client-server technology. Symantec's principal executive offices are located in Cupertino, California.

                              DELRINA CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

13. SUBSEQUENT EVENTS (CONTINUED)
    THE TRANSACTION

    Under the terms of the Agreement, at the effective time, Delrina shareholders will receive for each Delrina common share held, 0.61 of a Delrina Exchangeable Share. At any time during a period of seven years from the effective time, holders of the Exchangeable Shares will be entitled to retract any or all such Exchangeable Shares and to receive an equivalent number of shares of Symantec Common Stock. Holders will also receive an additional amount equivalent to all declared and unpaid dividends on such Exchangeable Shares.

    Pursuant to the Agreement, at the effective time, Delrina will undergo a reorganization of its capital whereby; (1) Delrina will authorize a new series of Delrina Preferred Shares, the Series A Preferred Shares; (2) Delrina will issue one Series A Preferred Share to Symantec in exchange for one share of Symantec Common Stock; (3) the existing Delrina Common Shares will be converted into shares of a new class of non-voting Exchangeable Shares of Delrina at a ratio of .61 of an Exchangeable Share per Delrina Common Share; and (4) the Series A Preferred Share held by Symantec will be converted into a Delrina Common Share.

    In addition, Symantec will authorize and issue a special voting share to a trustee for the benefit of the holders of the Delrina Exchangeable Shares and the trustee will hold such share pursuant to the terms of a voting and exchange trust agreement for the benefit of the holders of the Delrina Exchangeable Shares. The holder of the special voting share will be entitled at Symantec stockholder meetings to exercise a number of votes equal to the number of Delrina Exchangeable Shares outstanding at such time and not owned by Symantec or one of its affiliates. These voting rights will be exercised by the trustee only on instructions received from time to time from the holders of the Delrina Exchangeable Shares not owned by Symantec or one of its affiliates.

    The  transaction   is   anticipated   to  be   accounted   for   using   the
pooling-of-interests method of accounting under United States generally accepted accounting principles.

14. RELATED PARTY TRANSACTIONS
    During the year, the company incurred billing and customer service fees in the amount of $380,000 (1994: $64,000) from a company the President and CEO of which is a Director of Delrina. Included in accounts payable is $167,000 (1994:
NIL) owing to this company.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Stockholders
Symantec Corporation

    We have audited the accompanying consolidated balance sheets of Symantec Corporation as of March 31, 1995 and 1994, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended March 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of Fifth Generation Systems, Inc., which statements reflect a net loss constituting approximately 39% of the related 1993 consolidated financial statement total. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for Fifth Generations Systems, Inc., is based solely on the report of the other auditors.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

    In our opinion, based on our audits and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Symantec Corporation at March 31, 1995 and 1994, and the consolidated results of its operations and its cash flows for each of the three years in the period ended March 31, 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

San Jose, California
April 21, 1995

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Fifth Generation Systems, Inc.

    We have audited the consolidated balance sheet of Fifth Generation Systems, Inc. (the Company) and subsidiaries as of December 31, 1992 and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Fifth Generation Systems, Inc. and subsidiaries at December 31, 1992, and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principals.

    The accompanying consolidated financial statements have been prepared assuming that Fifth Generation Systems, Inc. and subsidiaries will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, substantially all of the Company's debt matured May 15, 1993 and redemption of one half of the redeemable preferred stock is redeemable June 30, 1993. In addition, the Company suffered substantial losses from operations for the year ended December 31, 1992. These situations raise substantial doubt about the entity's ability to continue as a going concern. Management's plans in regard to these matters are also described in note 1. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of reported asset amounts or the amounts and classification of liabilities that might result from the outcome of this uncertainty.

                                          KPMG PEAT MARWICK LLP

August 6, 1993
Baton Rouge, Louisiana

                              SYMANTEC CORPORATION
                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                                                 MARCH 31,
                                                                                          ------------------------
                                                                                             1995         1994
                                                                                          -----------  -----------
                                                                                               (IN THOUSANDS)
Current assets:
  Cash and short-term investments.......................................................  $   105,188  $    60,534
  Trade accounts receivable.............................................................       53,986       48,342
  Inventories...........................................................................        4,177        7,842
  Deferred income taxes.................................................................        9,939       17,975
  Other.................................................................................        6,339       13,660
                                                                                          -----------  -----------
    Total current assets................................................................      179,629      148,353
Equipment and leasehold improvements....................................................       28,880       25,369
Purchased intangibles...................................................................        8,274       11,228
Other...................................................................................        4,532        3,842
                                                                                          -----------  -----------
                                                                                          $   221,315  $   188,792
                                                                                          -----------  -----------
                                                                                          -----------  -----------
                                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable......................................................................  $    17,919  $    27,556
  Accrued compensation and benefits.....................................................       12,347       12,257
  Other accrued expenses................................................................       51,789       57,745
  Income taxes payable..................................................................        2,006          367
  Current portion of long-term obligations..............................................          524          847
                                                                                          -----------  -----------
    Total current liabilities...........................................................       84,585       98,772
Convertible subordinated debentures.....................................................       25,000       25,000
Long-term obligations...................................................................          408          966
Commitments and contingencies
Stockholders' equity:
  Preferred stock (authorized: 1,000; issued and outstanding: none).....................      --           --
  Common stock (authorized: 70,000; issued and outstanding: 37,175
   and 34,990 shares)...................................................................          372          350
  Capital in excess of par value........................................................      177,418      157,637
  Notes receivable from stockholders....................................................         (144)        (149)
  Cumulative translation adjustment.....................................................       (2,860)      (2,183)
  Accumulated deficit...................................................................      (63,464)     (91,601)
                                                                                          -----------  -----------
    Total stockholders' equity..........................................................      111,322       64,054
                                                                                          -----------  -----------
                                                                                          $   221,315  $   188,792
                                                                                          -----------  -----------
                                                                                          -----------  -----------

The accompanying Summary of Significant Accounting Policies and Notes to Consolidated Financial Statements are an integral part of these statements.

                              SYMANTEC CORPORATION
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                   YEAR ENDED MARCH 31,
                                                           -------------------------------------
                                                              1995         1994         1993
                                                           -----------  -----------  -----------
                                                             (IN THOUSANDS, EXCEPT NET INCOME
                                                                     (LOSS) PER SHARE)

Net revenues.............................................  $   334,867  $   328,299  $   344,626
Cost of revenues.........................................       60,830       80,388      104,706
                                                           -----------  -----------  -----------
  Gross margin...........................................      274,037      247,911      239,920
Operating expenses:
  Research and development...............................       62,761       64,088       71,106
  Sales and marketing....................................      147,647      165,052      178,903
  General and administrative.............................       16,953       25,196       31,134
  Acquisition, restructuring and other
   expenses..............................................        9,545       56,094       12,773
                                                           -----------  -----------  -----------
    Total operating expenses.............................      236,906      310,430      293,916
                                                           -----------  -----------  -----------
Operating income (loss)..................................       37,131      (62,519)     (53,996)
Interest income..........................................        3,334        1,478        1,693
Interest expense.........................................       (2,419)      (2,517)      (1,389)
Other income (expense), net..............................          327         (419)      (1,659)
                                                           -----------  -----------  -----------
Income (loss) before income taxes........................       38,373      (63,977)     (55,351)
Provision (benefit) for income taxes.....................        9,873       (7,010)     (16,256)
                                                           -----------  -----------  -----------
Net income (loss)........................................  $    28,500  $   (56,967) $   (39,095)
                                                           -----------  -----------  -----------
                                                           -----------  -----------  -----------
Net income (loss) per share -- primary...................  $      0.77  $     (1.69) $     (1.22)
                                                           -----------  -----------  -----------
                                                           -----------  -----------  -----------
Net income (loss) per share -- fully diluted.............  $      0.71  $     (1.69) $     (1.22)
                                                           -----------  -----------  -----------
                                                           -----------  -----------  -----------
Shares used to compute net income (loss)
 per share -- primary....................................       37,383       33,790       32,131
                                                           -----------  -----------  -----------
                                                           -----------  -----------  -----------
Shares used to compute net income (loss)
 per share -- fully diluted..............................       41,693       33,790       32,131
                                                           -----------  -----------  -----------
                                                           -----------  -----------  -----------

The accompanying Summary of Significant Accounting Policies and Notes to Consolidated Financial Statements are an integral part of these statements.

                              SYMANTEC CORPORATION
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                       NOTES                    RETAINED
                                                        CAPITAL IN  RECEIVABLE   CUMULATIVE     EARNINGS       TOTAL
                                             COMMON     EXCESS OF   FROM STOCK-  TRANSLATION  (ACCUMULATED  STOCKHOLDERS'
                                              STOCK     PAR VALUE     HOLDERS    ADJUSTMENT     DEFICIT)       EQUITY
                                           -----------  ----------  -----------  -----------  ------------  ------------
                                                                          (IN THOUSANDS)
Balances, March 31, 1992.................   $     312   $  100,929   $    (275)   $     156    $   29,927    $  131,049
  Acquisition of MultiScope and
   Whitewater:
    Issued 323 shares of common stock....           3        5,004      --           --            --             5,007
    Accumulated deficit..................      --           --          --           --            (6,951)       (6,951)
  Net loss...............................      --           --          --           --           (39,095)      (39,095)
  Certus net loss for the quarter ended
   March 31, 1992........................      --           --          --           --            (1,015)       (1,015)
  Contact net loss for the quarter ended
   June 30, 1992.........................      --           --          --           --                92            92
  Issued common stock:
   1,197 shares under stock plans........          12        6,475      --           --            --             6,487
  Repayments on notes....................      --           --              58       --            --                58
  Other equity transactions of acquired
   companies.............................      --           18,197      --           --            --            18,197
  Distributions to stockholders of
   acquired companies....................      --           --          --           --              (162)         (162)
  Translation adjustment.................      --           --          --             (794)       --              (794)
  Income tax benefit related to stock
   options...............................      --            3,770      --           --            --             3,770
                                                -----   ----------  -----------  -----------  ------------  ------------
Balances, March 31, 1993.................         327      134,375        (217)        (638)      (17,204)      116,643
  Net loss...............................      --           --          --           --           (56,967)      (56,967)
  Fifth Generation net loss for the
   quarter ended March 31, 1993..........      --           --          --           --           (16,390)      (16,390)
  XTree net loss for the six months ended
   March 31, 1993........................      --           --          --           --            (1,040)       (1,040)
  Issued common stock:
    1,870 shares under stock plans.......          19       13,725      --           --            --            13,744
    391 shares for acquisition of product
     rights..............................           4        6,496      --           --            --             6,500
  Repayments on notes....................      --           --              68       --            --                68
  Other equity transactions of acquired
   companies.............................      --            3,041      --           --            --             3,041
  Translation adjustment.................      --           --          --           (1,545)       --            (1,545)
                                                -----   ----------  -----------  -----------  ------------  ------------
Balances, March 31, 1994.................         350      157,637        (149)      (2,183)      (91,601)       64,054
  Acquisition of Intec and SLR:
    Issued 303 shares of common stock....           3           38      --           --            --                41
    Accumulated deficit..................      --           --          --           --              (363)         (363)
  Net income.............................      --           --          --           --            28,500        28,500
  Issued common stock:
    1,882 shares under stock plans.......          19       19,743      --           --            --            19,762
  Repayments on notes....................      --           --               5       --            --                 5
  Translation adjustment.................      --           --          --             (677)       --              (677)
                                                -----   ----------  -----------  -----------  ------------  ------------
Balances, March 31, 1995.................   $     372   $  177,418   $    (144)   $  (2,860)   $  (63,464)   $  111,322
                                                -----   ----------  -----------  -----------  ------------  ------------
                                                -----   ----------  -----------  -----------  ------------  ------------

The accompanying Summary of Significant Accounting Policies and Notes to Consolidated Financial Statements are an integral part of these statements.

                              SYMANTEC CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOW

                                                                                      YEAR ENDED MARCH 31,
                                                                                ---------------------------------
                                                                                   1995        1994       1993
                                                                                -----------  ---------  ---------
                                                                                         (IN THOUSANDS)
OPERATING ACTIVITIES:
  Net income (loss)...........................................................  $    28,500  $ (56,967) $ (39,095)
  Fifth Generation net loss for the quarter ended March 31, 1993..............      --         (16,390)    --
  XTree net loss for the six months ended March 31, 1993                            --          (1,040)    --
  Contact net loss for the quarter ended June 30, 1992........................      --          --             92
  Certus net loss for the quarter ended March 31, 1992........................      --          --         (1,015)
  Acquired companies' net assets..............................................         (322)        --     (1,944)
  Adjustments to reconcile net income (loss) to net cash provided by
   (used in) operations:
    Depreciation and amortization of equipment and leasehold improvements.....       13,363     15,122     17,113
    Amortization and write-off of capitalized software costs..................        6,442     17,793     17,503
    Write-off of equipment and leasehold improvements.........................        1,539      4,403       (337)
    Deferred income taxes.....................................................        8,073      1,409     (7,608)
    Net change in assets and liabilities:
      Trade accounts receivable...............................................       (3,265)     3,799      7,799
      Inventories.............................................................        3,891     (1,596)     3,926
      Other current assets....................................................        7,685     10,796    (11,227)
      Other assets............................................................           33        446       (392)
      Accounts payable........................................................      (10,383)    (2,602)     3,406
      Accrued compensation and benefits.......................................         (123)     1,608      1,328
      Accrued other expenses..................................................       (6,765)    27,864      8,375
      Income tax benefit related to stock options.............................      --          --          3,770
      Income taxes payable....................................................        1,430     (3,170)    (4,321)
                                                                                -----------  ---------  ---------
Net cash provided by (used in) operating activities...........................       50,098      1,475     (2,627)
                                                                                -----------  ---------  ---------
INVESTING ACTIVITIES:
  Capital expenditures........................................................      (17,701)    (9,103)   (21,123)
  Purchased intangibles.......................................................       (4,191)    (4,632)   (12,863)
  Purchases of short-term, available-for-sale investments.....................     (116,782)   (72,043)   (17,187)
  Maturities of short-term, available-for-sale investments....................       61,989     46,732     22,728
  Sales of fixed assets and other.............................................      --             149      2,941
                                                                                -----------  ---------  ---------
Net cash used in investing activities.........................................      (76,685)   (38,897)   (25,504)
                                                                                -----------  ---------  ---------
FINANCING ACTIVITIES:
  Principal payments on long-term obligations.................................         (889)   (12,459)   (34,726)
  Borrowings under long-term obligations......................................      --          --         59,673
  Distributions to stockholders of acquired companies.........................      --          --           (162)
  Net proceeds from sales of common stock and other...........................       19,767     16,853     24,742
                                                                                -----------  ---------  ---------
Net cash provided by financing activities.....................................       18,878      4,394     49,527
                                                                                -----------  ---------  ---------
Effect of exchange rate fluctuations on cash and cash equivalents.............       (2,430)      (761)      (632)
Increase (decrease) in cash and cash equivalents..............................      (10,139)   (33,789)    20,764
Beginning cash and cash equivalents...........................................       32,911     66,700     45,936
                                                                                -----------  ---------  ---------
Ending cash and cash equivalents..............................................  $    22,772  $  32,911  $  66,700
                                                                                -----------  ---------  ---------
                                                                                -----------  ---------  ---------
SUPPLEMENTAL CASH FLOW DISCLOSURES:
Income taxes paid (net of refunds) during the year............................  $    (7,578) $  (8,777) $   2,589
Interest paid on convertible subordinated debentures and
 long-term obligations........................................................        2,070      1,891      1,293

The accompanying Summary of Significant Accounting Policies and Notes to Consolidated Financial Statements are an integral part of these statements.

                              SYMANTEC CORPORATION
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

    Symantec develops, markets and supports a diversified line of application and system software products designed to enhance individual and workgroup productivity as well as manage networked computing environments.

PRINCIPLES OF CONSOLIDATION

    The accompanying consolidated financial statements include the accounts of Symantec Corporation and its wholly-owned subsidiaries ("Symantec" or the "Company"). All significant intercompany accounts and transactions have been eliminated.

BASIS OF PRESENTATION

    During fiscal 1995, 1994 and 1993, Symantec acquired various companies in transactions accounted for as poolings of interest. Accordingly, all financial information has been restated to reflect the combined operations of Symantec and the acquired companies with the exception of Intec, SLR, MultiScope and Whitewater. The results of operations of these companies were not material to Symantec's consolidated financial statements and, therefore, prior year amounts were not combined with Symantec's financial statements.

    Symantec has a 52/53-week fiscal accounting year. Accordingly, all references as of and for the periods ended March 31, 1995, 1994 and 1993 reflect amounts as of and for the periods ended March 31, 1995, April 1, 1994 and April 2, 1993, respectively.

FOREIGN CURRENCY TRANSLATION

    In general, the local currency is the functional currency of the Company's foreign subsidiaries. Assets and liabilities denominated in foreign currencies are translated using the exchange rate on the balance sheet dates. The cumulative translation adjustments resulting from this process are shown separately as a component of stockholders' equity. Revenues and expenses are translated using average exchange rates prevailing during the year. Foreign currency transaction gains and losses are not material and are included in the determination of net income (loss).

REVENUE RECOGNITION

    Symantec recognizes revenue upon shipment when no significant vendor obligations remain and collection of the receivable, net of provisions for estimated future returns, is probable. Prior to fiscal 1994, Central Point generally recognized revenue upon shipment, along with a provision for estimated returns. Due to significant changes in the market's perception of Central Point's long-term viability and the Agreement and Plan of Reorganization signed by Symantec and Central Point in fiscal 1994, Central Point was no longer able to reasonably estimate future returns from distributors and resellers. In accordance with Statement of Financial Accounting Standards No. 48, revenue and the related cost of revenue for 1994 for software shipments to these distributors and resellers was deferred until sold by the distributor or reseller to the end user. The effect of this revenue and cost of revenue deferral was to increase the 1994 loss before provision for income taxes.

    Amounts related to significant post-contract support agreements (generally product maintenance agreements) are deferred and recognized over the period of the agreements. The estimated cost of providing insignificant post-contract support (generally telephone support) is accrued at the time of the sale.

    In March 1994, due to the market's concerns regarding Central Point's long-term viability and the announced acquisition of Central Point by Symantec, Central Point was unable to reasonably estimate future product returns from its distributors and resellers. In addition, there were high levels of inventory in the distribution channel which had been shipped into the channel prior to the acquisition. Central Point believed that there was a high risk of this inventory being returned. In

                              SYMANTEC CORPORATION
             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) accordance with Statement of Financial Accounting Standards No. 48, Central Point revenue and the related cost of revenue for fiscal 1994 for software shipments to Central Point's distributors and resellers was deferred until sold by the distributors or resellers to the end user.

    As a result, revenues relating to product inventory at Central Point's distributors and resellers as of March 31, 1994 were deferred until sold by the distributors or resellers to end users. This revenue and cost of revenue deferral resulted in a decrease in domestic net revenues of approximately $5.0 million and international net revenues of approximately $10.0 million and an increase in the fiscal 1994 loss before provision for income taxes of approximately $12.3 million. Symantec's marketing and sales programs were successful in moving the domestic deferred channel inventory through to end users. Symantec has also been analyzing returns related to the Central Point products for the last four quarters to determine when such products were being sold through to end users and in the March 1995 quarter Symantec was able to assess the remaining Central Point product returns in the domestic distribution channel and as a result recognized approximately $3.0 million of domestic net revenue previously deferred by Central Point.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

    Symantec considers investments in highly liquid instruments purchased with an original maturity of 90 days or less to be cash equivalents. In fiscal 1995, the Company adopted Financial Accounting Standards Board Statement No. 115 ("SFAS 115"), "Accounting for Certain Investments in Debt and Equity Securities." All of the Company's cash equivalents and short-term investments, consisting principally of commercial paper and auction rate preferred bonds, are classified as available-for-sale as of the balance sheet date and are reported at fair value with unrealized gains and losses included in stockholders' equity. Realized gains and losses and declines in value judged to be other-than-temporary are included in interest income. The cost of securities sold is based upon the specific identification method. In accordance with SFAS No. 115, prior period financial statements have not been restated to reflect the change in accounting principle. The cumulative effect of adopting SFAS No. 115 was not material to the Company's financial statements.

INVENTORIES

    Inventories are valued at the lower of cost or market. Cost is principally determined using currently adjusted standards, which approximate actual cost on a first-in, first-out basis.

EQUIPMENT AND LEASEHOLD IMPROVEMENTS

    Equipment and leasehold improvements are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization is provided on a straight-line basis over the estimated useful lives of the respective assets, generally the shorter of the lease term or three to seven years.

PURCHASED INTANGIBLES

    Purchased intangibles are comprised of acquired software ("product rights") and are stated at cost less accumulated amortization. The cost of product rights represents the fair value of various software products acquired by Symantec. Amortization is provided on the greater of the straight-line basis over the estimated useful lives of the respective assets, generally three to five years, or on the basis of the ratio of current revenues to current revenues plus anticipated future revenues.

RESEARCH AND DEVELOPMENT EXPENSES

    Research and development expenditures are charged to operations as incurred.
Financial   accounting  rules  requiring   capitalization  of  certain  software
development costs have not materially affected the Company.

                              SYMANTEC CORPORATION
             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

    Income taxes are computed in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."

NET INCOME (LOSS) PER SHARE

    Net income (loss) per share is calculated using the treasury stock or the modified treasury stock method, as applicable. Common stock equivalents are attributable to outstanding stock options. Fully diluted earnings per share includes the assumed conversion of all of the outstanding convertible subordinated debentures.

CONCENTRATIONS OF CREDIT RISK

    Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of short-term investments and trade accounts receivable. The Company's investment portfolio is diversified and consists of investment grade securities. The credit risk in the Company's trade accounts receivable is substantially mitigated by the Company's credit evaluation process, reasonably short collection terms and the geographical dispersion of sales transactions.

                              SYMANTEC CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. -- BALANCE SHEET INFORMATION

                                                                                                  MARCH 31,
                                                                                           -----------------------
                                                                                              1995         1994
                                                                                           -----------  ----------
                                                                                               (IN THOUSANDS)
Cash, cash equivalents and short-term investments:
  Cash...................................................................................  $    12,325  $   15,718
  Cash equivalents.......................................................................       10,447      17,193
  Short-term investments.................................................................       82,416      27,623
                                                                                           -----------  ----------
                                                                                           $   105,188  $   60,534
                                                                                           -----------  ----------
                                                                                           -----------  ----------
Trade accounts receivable:
  Receivables............................................................................  $    58,188  $   52,676
  Less: allowance for doubtful accounts..................................................       (4,202)     (4,334)
                                                                                           -----------  ----------
                                                                                           $    53,986  $   48,342
                                                                                           -----------  ----------
                                                                                           -----------  ----------
Inventories:
  Raw materials..........................................................................  $       904  $    1,189
  Finished goods.........................................................................        3,273       6,653
                                                                                           -----------  ----------
                                                                                           $     4,177  $    7,842
                                                                                           -----------  ----------
                                                                                           -----------  ----------
Equipment and leasehold improvements:
  Computer equipment.....................................................................  $    49,983  $   39,804
  Office furniture and equipment.........................................................       19,659      20,723
  Leasehold improvements.................................................................        8,236       7,201
                                                                                           -----------  ----------
                                                                                                77,878      67,728
  Less: accumulated depreciation and amortization........................................      (48,998)    (42,359)
                                                                                           -----------  ----------
                                                                                           $    28,880  $   25,369
                                                                                           -----------  ----------
                                                                                           -----------  ----------
Purchased intangibles:
  Product rights.........................................................................  $    29,583  $   29,998
  Less: accumulated amortization.........................................................      (21,309)    (18,770)
                                                                                           -----------  ----------
                                                                                           $     8,274  $   11,228
                                                                                           -----------  ----------
                                                                                           -----------  ----------
Other accrued expenses:
  Acquisition and restructuring expenses.................................................  $     8,614  $   14,076
  Deferred revenue.......................................................................       22,556      23,612
  Marketing development funds............................................................        7,706       6,438
  Other..................................................................................       12,913      13,619
                                                                                           -----------  ----------
                                                                                           $    51,789  $   57,745
                                                                                           -----------  ----------
                                                                                           -----------  ----------

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 2. -- BUSINESS COMBINATIONS AND PURCHASED PRODUCT RIGHTS
    During the three fiscal years ended March 31, 1995, Symantec completed acquisitions of the following companies:

                                                                                        SHARES OF      ACQUIRED
                                                                                         SYMANTEC       COMPANY
                                                                                          COMMON     STOCK OPTIONS
COMPANIES ACQUIRED                                                 DATE ACQUIRED       STOCK ISSUED     ASSUMED
------------------------------------------------------------  -----------------------  ------------  -------------
Intec Systems Corporation ("Intec").........................  August 31, 1994              133,332        --
Central Point Software, Inc. ("Central Point")..............  June 1, 1994               4,029,429        707,452
SLR Systems, Inc. ("SLR")...................................  May 31, 1994                 170,093        --
Fifth Generation Systems, Inc. ("Fifth Generation").........  October 4, 1993            2,769,010        --
Contact Software International, Inc. ("Contact")............  June 2, 1993               2,404,019        232,589
Certus International Corporation ("Certus").................  November 30, 1992            368,141         32,619
MultiScope, Inc. ("MultiScope").............................  September 2, 1992            253,075        125,089
The Whitewater Group, Inc. ("Whitewater")...................  September 2, 1992             69,740          9,644

    All of these acquisitions were accounted for as poolings of interest. In connection with the acquisitions of the companies listed above, Symantec incurred significant acquisition expenses (See Note 10). Due to differing year ends of Symantec, Fifth Generation, Contact and Certus, financial information for dissimilar fiscal year ends was combined. Fifth Generation's fiscal year ended December 31, 1992 was combined with Symantec's fiscal year ended March 31, 1993. Accordingly, Fifth Generation's results of operations for the quarter ended March 31, 1993 were charged to stockholders' equity. Fifth Generation's net loss of $16.4 million for the quarter ended March 31, 1993 was largely due to the decline in net revenues to $1.9 million and the write-off of previously capitalized software costs. Contact's fiscal years ended June 30, 1993 and 1992 were combined with Symantec's fiscal years ended March 31, 1993 and 1992, respectively. Accordingly, Contact's results for the quarter ended June 30, 1992 were duplicated in the combined statements of operations for fiscal 1993 and 1992 and Contact's net loss for the quarter ended June 30, 1992, was credited to stockholders' equity. Contact's net revenues for the quarter ended June 30, 1992 were $3.4 million. Certus' fiscal year ended December 31, 1991 was combined with Symantec's fiscal year ended March 31, 1992. Accordingly, Certus' results of operations for the quarter ended March 31, 1992 were charged to stockholders' equity. Certus' net revenues for the quarter ended March 31, 1992 were $0.8 million.

    In addition, during the year ended March 31, 1994, Central Point acquired Executive Systems, Inc. ("XTree"), which was accounted for as a pooling of interest. Due to differing fiscal year ends of Central Point and XTree, financial information related to XTree's fiscal year ended September 30, 1992, was combined with financial information related to Central Point's year ended March 31, 1993. Accordingly, XTree's results of operations for the six months ended March 31, 1993, were charged to stockholders' equity. XTree reported net revenues of $6.9 million and a net loss of $1.0 million for the six months ended March 31, 1993.

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 2. -- BUSINESS COMBINATIONS AND PURCHASED PRODUCT RIGHTS (CONTINUED)
    The table below sets forth the composition of combined net revenues and net income (loss) for the pre-acquisition periods indicated. Information for the year ended March 31, 1995 with respect to Central Point reflects the two months ended June 1, 1994, the date Central Point was acquired. Net revenues and net income (loss) of Intec and SLR for the pre-acquisition periods were immaterial.

                                                                                     YEAR ENDED MARCH 31,
                                                                             -------------------------------------
                                                                                1995         1994         1993
                                                                             -----------  -----------  -----------
                                                                                        (IN THOUSANDS)
Net revenues:
  Symantec.................................................................  $   321,381  $   267,700  $   257,541
  Central Point............................................................       13,486       60,599       87,085
                                                                             -----------  -----------  -----------
                                                                             $   334,867  $   328,299  $   344,626
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------
Net income (loss):
  Symantec.................................................................  $    25,849  $   (11,112) $   (28,603)
  Central Point............................................................        2,651      (45,855)     (10,492)
                                                                             -----------  -----------  -----------
                                                                             $    28,500  $   (56,967) $   (39,095)
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------

    On December 31, 1993, Symantec acquired certain technology for developing an architecture and tools to build client-server applications from DataEase International, Inc. in exchange for 391,456 shares of Symantec common stock and cancellation of the principal and accrued interest on a $1.0 million outstanding note receivable. The Company capitalized approximately $7.7 million of purchased product rights as a result of this transaction.

NOTE 3. -- CASH EQUIVALENTS, SHORT-TERM INVESTMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS
    All cash equivalents and short-term investments have been classified as available-for-sale securities and as of March 31, 1995 consisted of the following:

                                                                             UNREALIZED  UNREALIZED  ESTIMATED
                                                                     COST      GAINS       LOSSES    FAIR VALUE
                                                                    -------  ----------  ----------  ----------
Tax-exempt commercial paper and agency discount notes.............  $ 7,452  $  --       $  --       $   7,452
Auction-rate preferred securities.................................    5,033     --               1       5,032
Taxable commercial paper..........................................   80,368         11      --          80,379
                                                                    -------      -----       -----   ----------
                                                                    $92,853  $      11   $       1   $  92,863
                                                                    -------      -----       -----   ----------
                                                                    -------      -----       -----   ----------

    All of the Company's available-for-sale securities as of March 31, 1995 have a contractual maturity of one year or less. For the year ended March 31, 1995, there were no material sales of available-for-sale securities. Fair values of cash, cash equivalents and short-term investments approximate cost due to the short period to maturity.

    Symantec utilizes some natural hedging to mitigate the Company's transaction exposures and effective December 31, 1993, the Company commenced hedging some residual transaction exposures through the use of 30-day foreign exchange forward contracts. The Company enters into foreign exchange forward contracts with financial institutions primarily to protect against currency exchange risks associated with certain firmly committed transactions. Fair value of foreign exchange forward contracts are based on quoted market prices. At March 31, 1995 there was a total notional amount of approximately $30.0 million of outstanding foreign exchange forward contracts all of which were less

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3. -- CASH EQUIVALENTS, SHORT-TERM INVESTMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) than 30 days old. The net liability of forward contracts was a notional amount of approximately $12.3 million at March 31, 1995. Fair value of foreign currency exchange forward contracts approximate cost due to the short period to maturity. The Company does not hedge its translation risk.

    The estimated fair value of the $25.0 million convertible subordinated debentures, was approximately $49.0 million at March 31, 1995. The estimated fair value was based on the total shares of common stock reserved for issuance upon conversion of the debentures at the closing price of the Company's common stock at March 31, 1995.

NOTE 4. -- CONVERTIBLE SUBORDINATED DEBENTURES
    On April 2, 1993, the Company issued convertible subordinated debentures totaling $25.0 million. The debentures bear interest at 7.75% payable semiannually and are convertible into Symantec common stock at $12 per share at the option of the investor. The debentures are due in three equal annual installments beginning in 1999 and are redeemable at the option of the investors in the event of a change in control of Symantec or the sale of all or substantially all of the assets of the Company or at the option of the Company at the face amount plus interest should the Company's then current stock price meet or exceed $16.80 per share. The holders are entitled to certain registration rights relating to the shares of common stock resulting from the conversion of the debentures. The Company has reserved 2,083,333 shares of common stock to be issued upon conversion of these debentures. The debentures limit the payment of cash dividends and the repurchase of capital stock to a total of $10.0 million plus 25% of cumulative net income subsequent to April 2, 1993.

    On April 26, 1995, convertible subordinated debentures totaling $10.0 million were converted into 833,333 shares of Symantec common stock.

NOTE 5. -- LINE OF CREDIT
    The Company has a $10.0 million bank line of credit that expires in October 1995. The line of credit is available for general corporate purposes and bears interest at the banks' reference (prime) interest rate (9.0% at March 31, 1995), the U.S. offshore rate plus 1.5%, a CD rate plus 1.5% or LIBOR plus 1.5%, at the Company's discretion. The line of credit requires bank approval for the payment of cash dividends. Borrowings under this line are unsecured and are subject to the Company maintaining certain financial ratios and profits. The Company was in compliance with the line of credit covenants as of March 31, 1995. At March 31, 1995, there was approximately $0.5 million of standby letters of credit outstanding under this line of credit. There were no borrowings outstanding under this line at March 31, 1995.

NOTE 6. -- COMMITMENTS
    Symantec leases all of its facilities and certain equipment under operating leases that expire at various dates through 2026.

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 6. -- COMMITMENTS (CONTINUED)
    The future fiscal year minimum operating lease commitments were as follows at March 31, 1995:

                                                (IN THOUSANDS)
                                               -----------------
1996.........................................  $           9,605
1997.........................................              8,000
1998.........................................              6,169
1999.........................................              3,014
2000.........................................              1,004
Thereafter...................................              7,017
                                               -----------------
                                               $          34,809
                                               -----------------
                                               -----------------

    Rent expense charged to operations totaled $7.8 million, $8.6 million and $8.8 million for the years ended March 31, 1995, 1994 and 1993, respectively.

NOTE 7. -- INCOME TAXES
    The components of the provision (benefit) for income taxes were as follows:

                                                                                        YEAR ENDED MARCH 31,
                                                                                  --------------------------------
                                                                                    1995       1994        1993
                                                                                  ---------  ---------  ----------
                                                                                           (IN THOUSANDS)
Current:
  Federal.......................................................................  $  --      $  (9,371) $   (8,900)
  State.........................................................................        100         60        (554)
  Foreign.......................................................................      1,737        818         935
                                                                                  ---------  ---------  ----------
                                                                                      1,837     (8,493)     (8,519)
Deferred:
  Federal.......................................................................      6,306      1,925      (6,641)
  State.........................................................................      1,730       (450)     (1,072)
  Foreign.......................................................................     --              8         (24)
                                                                                  ---------  ---------  ----------
                                                                                      8,036      1,483      (7,737)
                                                                                  ---------  ---------  ----------
                                                                                  $   9,873  $  (7,010) $  (16,256)
                                                                                  ---------  ---------  ----------
                                                                                  ---------  ---------  ----------

    The difference between the Company's effective income tax rate and the federal statutory income tax rate as a percentage of income (loss) before income taxes was as follows:

                                                                                       YEAR ENDED MARCH 31,
                                                                               -------------------------------------
                                                                                  1995         1994         1993
                                                                               -----------  -----------  -----------
Federal statutory rate.......................................................       35.0%       (34.0)%      (34.0)%
State taxes, net of federal benefit..........................................        3.1         (2.3)        (2.0)
Non-deductible acquisition expenses..........................................        3.0          2.0          0.8
Benefit of preacquisition losses of Central Point............................       (7.8)       --           --
Impact of foreign operations.................................................       (8.7)         0.4          3.3
Current year losses not benefited............................................      --            21.9          1.1
Other, net...................................................................        1.1          1.0          1.4
                                                                                   -----    -----------  -----------
                                                                                    25.7%       (11.0)%      (29.4)%
                                                                                   -----    -----------  -----------
                                                                                   -----    -----------  -----------

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 7. -- INCOME TAXES (CONTINUED)
    The principal components of deferred tax assets were as follows:

                                                                                            YEAR ENDED MARCH 31,
                                                                                           ----------------------
                                                                                              1995        1994
                                                                                           ----------  ----------
                                                                                               (IN THOUSANDS)
Tax credit carryforwards.................................................................  $    6,228  $    3,485
Net operating loss carryforwards.........................................................      14,123      13,726
Inventory valuation accounts.............................................................       1,122       1,920
Other reserves and accruals not currently tax deductible.................................       3,756       3,866
Accrued compensation and benefits........................................................       1,744       2,541
Deferred revenue.........................................................................       2,960       6,176
Sales incentive programs.................................................................         968       3,187
Allowance for doubtful accounts..........................................................         825       1,037
Acquired software........................................................................       3,563       3,621
Accrued acquisition, restructuring and other expenses....................................       2,264       5,337
Other....................................................................................       1,300       2,392
                                                                                           ----------  ----------
                                                                                               38,853      47,288
Valuation allowance......................................................................     (28,914)    (29,313)
                                                                                           ----------  ----------
                                                                                           $    9,939  $   17,975
                                                                                           ----------  ----------
                                                                                           ----------  ----------

    Approximately $11.1 million of the valuation allowance for deferred tax assets is attributable to stock option deductions, the benefit of which will be credited to equity when realized. The remaining portion of the valuation allowance is comprised primarily of $14.7 million for Central Point preacquisition losses and $3.1 million for net operating loss and tax credit carryforwards of other acquired companies that are limited under the "change of ownership" rules of Internal Revenue Code Section 382. The change in the valuation allowance for the years ended March 31, 1995 and 1994 was a net decrease of $0.4 million and a net increase of $27.4 million, respectively.

    Pretax  income  (loss)  from  foreign  operations  was  approximately  $22.3 million, $10.0 million and $(4.6) million for the years ended March 31, 1995, 1994 and 1993, respectively.

    At March 31, 1995, the Company had tax credit carryforwards of $6.2 million that expire in fiscal 1997 through 2010 and net operating loss carryforwards of $35.3 million that expire in fiscal 1999 through 2010.

NOTE 8. -- EMPLOYEE BENEFITS

    401(k) Plan Symantec maintains a salary deferral 401(k) plan for all of its domestic employees. The plan allows employees to contribute up to 15% of their pretax salary up to the maximum dollar limitation prescribed by the Internal Revenue Code. Symantec matches 50% of employees' contributions up to 6% of the employees' contribution. Company contributions under the plan were $1.2 million, $1.1 million and $0.8 million for the years ended March 31, 1995, 1994 and 1993, respectively.

    STOCK PURCHASE PLAN In October 1989, the Company established the 1989 Employee Stock Purchase Plan and has reserved 1.1 million shares of common stock for issuance under the plan. During fiscal 1995, Symantec shareholders approved an increase in the number of shares reserved for issuance under the Stock Purchase Plan from 1.1 million to 1.5 million. Subject to certain limitations, Symantec employees may purchase, through payroll deductions of 2 to 10% of compensation, shares of

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 8. -- EMPLOYEE BENEFITS (CONTINUED) common stock at a price per share that is the lesser of 85% of the fair market value as of the beginning of the offering period or the end of the purchase period. As of March 31, 1995, 1.0 million shares had been issued under the plan.

    STOCK OPTION PLANS The Company has reserved 13.8 million shares of its common stock for issuance as incentive and nonqualified stock options to employees, officers, directors, consultants and independent contractors, including an increase of 4.0 million shares approved in fiscal 1995 by Symantec's stockholders for issuance under the 1988 Employees Stock Option Plan. Options under the Company's option plans may be granted at prices not less than 100% of fair market value on the date of grant, have a maximum term of ten years and generally vest over a four-year period. In addition, the Company has reserved an additional 0.6 million shares of its common stock for issuance under acquired company option plans and acquired company warrants.

    During September 1992 the Board of Directors authorized the Company to offer to each employee with stock options having an exercise price greater than $11 (the "Old Options") the opportunity to amend the terms of the Old Options and reduce the exercise price to $11 per share (the fair market value of the Company's stock as of the offer date). Under the terms of this stock option repricing, no portion of any repriced option (the "Repriced Options") could be exercised until September 23, 1993 and each Repriced Option was converted to a nonqualified stock option. Options representing 3,128,290 shares of common stock were repriced. The President and Chief Executive Officer, the Executive Vice President, Worldwide Operations, and Chief Financial Officer and the members of the Board of Directors elected to exclude themselves from this stock option repricing.

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 8. -- EMPLOYEE BENEFITS (CONTINUED)
    Stock option and warrant activity was as follows:

                                                                             NUMBER          EXERCISE
                                                                            OF SHARES    PRICE PER SHARE
                                                                           -----------  ------------------
                                                                           (IN THOUSANDS, EXCEPT EXERCISE
                                                                                  PRICE PER SHARE)
Outstanding at March 31, 1992............................................       6,096   $    0.05 - $54.95
  Granted................................................................       2,691        3.14 -  64.65
  Exercised..............................................................        (658)       0.07 -  54.95
  Cancelled..............................................................      (1,456)       1.00 -  64.65
                                                                           -----------
Outstanding at March 31, 1993............................................       6,673        0.05 -  64.65
  Granted................................................................       3,362        0.07 -  21.01
  Exercised..............................................................      (1,347)       0.05 -  21.01
  Cancelled..............................................................      (1,125)       0.05 -  64.65
                                                                           -----------
Outstanding at March 31, 1994............................................       7,563        0.05 -  64.65
  Granted................................................................       2,971       10.06 -  23.75
  Exercised..............................................................      (1,554)       0.05 -  21.01
  Cancelled..............................................................      (1,439)       0.50 -  64.65
                                                                           -----------
Outstanding at March 31, 1995............................................       7,541        0.50 -  54.95
                                                                           -----------
                                                                           -----------


                                                                                      MARCH 31,
                                                                           -------------------------------
                                                                              1995             1994
                                                                           -----------       -------
                                                                                   (IN THOUSANDS)
Balances are as follows:
  Reserved for issuance...............................................................      9,893      7,752
  Available for future grants.........................................................      2,352        189
  Exercisable and vested..............................................................      3,335      3,120
  Exercised, subject to repurchase....................................................          1          1

NOTE 9. -- RELATED PARTY TRANSACTIONS
    As part of the acquisition of Peter Norton Computing, Incorporated ("Norton") in fiscal 1991, Symantec assumed Norton's perpetual exclusive license agreement with Mr. Norton, a member of Symantec's Board of Directors until his resignation on September 27, 1994, to use his name and image for computer software products. Under the terms of the license, Mr. Norton is entitled to receive a royalty equal to the greater of 1% of net sales or 0.4% of the suggested retail price of products bearing Mr. Norton's name. Mr. Norton may terminate the agreement if Symantec fails to pay Mr. Norton an average of at least $30,000 of royalties in any three consecutive years. Royalty expense under the agreement was $1.9 million, $1.6 million and $1.4 million for the years ended March 31, 1995, 1994 and 1993, respectively.

    Additionally, in connection with certain indemnification agreements entered into as part of the acquisition of Norton, Mr. Norton agreed to reimburse Symantec for certain litigation and acquisition costs in excess of specified amounts.

    The net amount payable to Mr. Norton pursuant to these agreements at March 31, 1995 and 1994 was $0.3 million and $0.9 million, respectively.

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 10. -- ACQUISITION, RESTRUCTURING AND OTHER EXPENSES
    Acquisition, restructuring and other expense consists of the following:

                                                                                       YEAR ENDED MARCH 31,
                                                                                  -------------------------------
                                                                                    1995       1994       1993
                                                                                  ---------  ---------  ---------
                                                                                          (IN THOUSANDS)
SLR acquisition.................................................................  $     545  $  --      $  --
Central Point acquisition.......................................................      9,000     --         --
Fifth Generation acquisition....................................................     --         15,000     --
Contact acquisition.............................................................     --          7,400     --
XTree acquisition...............................................................     --          3,514     --
Certus acquisition..............................................................     --         --          3,000
Whitewater acquisition..........................................................     --         --          1,648
MultiScope acquisition..........................................................     --         --            452
Centralization and restructuring expense........................................     --          4,700      4,400
Central Point restructuring charges.............................................     --         16,025        673
Purchased in-process research and development...................................     --          2,955     --
Class action lawsuit settlement.................................................     --          6,500     --
Civil lawsuit and related criminal legal fees...................................     --         --          2,600
                                                                                  ---------  ---------  ---------
Total acquisition, restructuring and other expenses.............................  $   9,545  $  56,094  $  12,773
                                                                                  ---------  ---------  ---------
                                                                                  ---------  ---------  ---------

    On August 31, 1994, Symantec completed the acquisition of Intec Systems Corporation ("Intec"). No significant acquisition expenses related to the combination of Symantec and Intec were incurred.

    In connection with the acquisitions of Central Point and SLR (See Notes 2 and 10), Symantec recorded total acquisition charges of $9.5 million in fiscal 1995. The charges included $3.2 million for legal, accounting and financial advisory services, $1.0 million for the write-off of duplicative product-related expenses and modification of certain development contracts, $0.9 million for the elimination of duplicative and excess facilities, $3.1 million for personnel severance and outplacement expenses, and $1.3 million for the consolidation and discontinuance of certain operational activities and other acquisition related expenses.

    In connection with the acquisitions of Fifth Generation and Contact by Symantec and the acquisition of XTree by Central Point (See Notes 2 and 10), the Company recorded total charges of $25.9 million in fiscal 1994. The charges included $4.3 million for legal, accounting and financial advisory services, $7.6 million for the write-off of duplicative product related expenses and modification of certain development contracts, $3.6 million for the elimination of duplicative and excess facilities, $5.3 million for personnel severance and outplacement expenses, and $5.1 million for the consolidation and discontinuance of certain operational activities and other acquisition related expenses.

    In connection with the acquisitions of Certus, Whitewater and MultiScope in fiscal 1993 (See Notes 2 and 10), Symantec incurred significant acquisition expenses for legal, accounting and financial advisory services and expenses related to the combination of the companies, including the elimination of duplicative and excess facilities and personnel. These expenses approximated $5.1 million in fiscal 1993.

    During fiscal 1994, Symantec implemented a plan to consolidate and centralize certain operational activities. The plan was designed to reduce operating expenses and enhance operational efficiencies by centralizing certain order administration, technical support and customer service activities in Eugene, Oregon. The Company recorded a charge of $4.7 million which included $1.1

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 10. -- ACQUISITION, RESTRUCTURING AND OTHER EXPENSES (CONTINUED)
million for the elimination of duplicative and excess facility expenses, $1.5 million for the relocation of the Company's existing operations and equipment, $1.1 million for employee relocation expenses and $1.0 million for employee severance payments. The Company's centralization has been completed.

    During fiscal 1994, Central Point incurred $16.0 million of expenses related to the restructuring of its operations in order to reduce its overall cost structure and to redirect its software development and marketing efforts away from the personal desktop computer market toward personal computer network markets. The charge included $6.2 million for employee severance, outplacement and relocation expenses, $5.6 million for the write-off of certain excess fixed and intangible assets, $1.8 million for lease abandonments and facility relocation and $2.4 million for the consolidation and discontinuance of certain operational activities and other related expenses. Of the total charges, $5.9 million resulted from the write-off of assets and $10.1 million involved cash outflows. This restructuring has been substantially completed.

    During fiscal 1993, Symantec recorded a $4.4 million charge for expenses relating to the restructuring of certain operational functions within the
Company. The plan was designed to reduce operating expenses and reallocate resources from DOS products to Windows and Development Tools products. This charge included $1.0 million for the elimination of excess facilities, $0.4 million for the relocation of certain employees and $3.0 million for outplacement expenses and severance payments associated with the reduction in staffing. This restructuring has been completed.

    During fiscal 1993, Central Point incurred $0.7 million of charges related to the restructuring of its operations, including the sale of its manufacturing operation, personnel relocation and severance, and the write-off of certain property and equipment. This restructuring has been completed.

    As of March 31, 1995, total accrued acquisition and restructuring expenses were $8.6 million and included $1.1 million for the modification of certain development contracts, $1.4 million for the elimination of duplicative and excess facilities, $1.3 million for employee severance, outplacement and relocation expenses and $4.8 million for the consolidation and discontinuance of certain operational activities and other acquisition related expenses.

    During fiscal 1994, Central Point purchased from unrelated parties certain in-process software technologies for approximately $3.0 million which was immediately expensed.

    During fiscal 1994, Symantec reached an agreement with the plaintiffs and Symantec's insurance carriers to settle two securities class action lawsuits and a related derivative lawsuit brought by stockholders of Symantec. The combined settlement amount of the cases was $19.0 million, approximately $12.5 million of which was paid by Symantec's insurance carriers. Symantec recorded a charge of $6.5 million representing Symantec's portion of the class action settlement.

    During fiscal 1993, the Company recorded a $2.6 million charge for estimated total legal fees expected to be incurred in connection with the Borland civil lawsuit and the related criminal prosecution (See Note 11).

NOTE 11. -- LITIGATION
    On May 19, 1995, Personal Computer Peripherals Corporation ("PCPC") filed a lawsuit in the U.S. District Court for the District of Delaware against Symantec and five other companies, alleging that the defendants' products for backing up data on a computer network infringe a patent held by PCPC. The complaint seeks an injunction preventing the sale of infringing products. Symantec believes that the complaint has no merit.

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 11. -- LITIGATION (CONTINUED)
    On December 30, 1994, Software Engineering Carmel ("Carmel") filed a lawsuit in the U.S. District Court for the District of Oregon against Central Point, a wholly owned subsidiary of the Company. Carmel developed and maintains the anti-virus program distributed by Central Point. The complaint alleges that Central Point breached its contract with Carmel by not fulfilling an implied obligation under the contract to use its best efforts or, alternatively, its reasonable efforts to market the anti-virus program developed by Carmel. The complaint also alleges that Central Point violated the non-competition provision in its agreement, by selling a competing anti-virus program, apparently based on Symantec's sale of its own anti-virus product. The complaint seeks damages in the amount of $6.75 million and a release of Carmel from its obligation not to sell competing products. Symantec believes the complaint has no merit.

    On September 3, 1992, Borland International, Inc. ("Borland") filed a lawsuit in the Superior Court for Santa Cruz County, California against Symantec, Gordon E. Eubanks, Jr. (Symantec's President and Chief Executive Officer) and Eugene Wang (an Executive Vice President of Symantec who is a former employee of Borland). The complaint, as amended, alleges misappropriation of trade secrets, unfair competition, inducing breach of contract, interference with prospective economic advantage and unjust enrichment. Borland alleged that prior to joining Symantec, Mr. Wang transmitted to Mr. Eubanks confidential information concerning Borland's product and marketing plans. Borland claims damages in an unspecified amount. Symantec has denied the allegations of Borland's complaint and contends that Borland has suffered no damages from the alleged actions. Borland obtained a temporary restraining order and a preliminary injunction prohibiting the defendants from using, disseminating or destroying any Borland proprietary information or trade secrets. Symantec filed a cross complaint against Borland alleging that Borland had committed abuse of process and defamation in publishing statements that Symantec had acted in contempt of a temporary restraining order. The case is not being actively prosecuted at this time pending the outcome of the criminal proceedings, discussed below. Symantec believes the claims have no merit.

    On September 2, 1992, the Scotts Valley, California police department, operating with search warrants for Borland proprietary and trade secret information, searched Symantec's offices and the homes of Messrs. Eubanks and Wang and removed documents and other materials. On February 26, 1993, criminal indictments were filed against Messrs. Eubanks and Wang for allegedly violating various California Penal Code Sections relating to the misappropriation of trade secrets and unauthorized access to a computer system. On August 23, 1993, the Court recused the District Attorney's Office from prosecution of the action. On October 5, 1993, the State Attorney General and the District Attorney's Office filed a Notice of Appeal of the Order. The matter is still pending in the appellate court. Symantec believes the criminal charges against Messrs. Eubanks and Wang have no merit.

    On June 11, 1992, Dynamic Microprocessor Associates, Inc. ("DMA"), a wholly-owned subsidiary of Symantec, commenced an action against EKD Computer Sales & Supplies Corporation ("EKD"), a former licensee of DMA and Thomas Green, a principal of EKD, for copyright infringement, violations of the Lanham Act, trademark infringement, misappropriation, deceptive acts and practices and unfair competition and breach of contract. On July 14, 1992, the Suffolk County sheriff's department conducted a search of EKD's premises and seized and impounded thousands of infringing articles. On July 21, 1992, the Court issued a preliminary injunction against EKD and Mr. Green, enjoining them from manufacturing, marketing, distributing, copying or purporting to license DMA's pcANYWHERE III or using DMA's marks.

    On July 20, 1992 and in a subsequent amendment, EKD and Mr. Green answered Symantec's complaint denying all liability and asserting counterclaims against Symantec and Lee Rautenberg, a

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 11. -- LITIGATION (CONTINUED)
former principal of DMA. In May 1993, EKD and Mr. Green were granted permission to file a Second Amended Answer and counterclaims that dropped every previously raised claim and now allege that DMA obtained the temporary restraining order and preliminary injunction in bad faith and that DMA, Symantec and Mr. Rautenberg breached certain license agreements and violated certain federal and New York State antitrust laws. In February 1995, DMA was granted leave to file an Amended Complaint, which EKD subsequently responded to by a Third Amended Answer and Counterclaims virtually identical to EKD's Second Amended pleading. Symantec believes the charges made by EKD and Mr. Green have no merit.

    Subsequent to the acquisition of DMA by Symantec, Peter Byer, a former sales and marketing employee of DMA, filed a lawsuit in the Supreme Court of the State of New York against DMA, Symantec and Lee Rautenberg (who was formerly President of DMA). The lawsuit alleges that Peter Byer was orally promised an 8% equity interest in DMA in connection with his performance of services, that he was underpaid commissions under DMA's commission plan, and that DMA was unjustly enriched because it paid Mr. Byer less than the fair value of his services. The lawsuit seeks damages of at least $5.3 million. Symantec believes the charges have no merit. Furthermore, Mr. Rautenberg and the other stockholders of DMA have an obligation to indemnify Symantec for any liabilities resulting from this action.

    Symantec is  involved  in  other  judicial  and  administrative  proceedings incidental to its business. The Company intends to defend all of the aforementioned pending lawsuits vigorously and although an adverse decisions (or settlements) may occur in one or more of the cases, the final resolution of these lawsuits, individually or in the aggregate, is not expected to have a material adverse effect on the financial position of the Company. However, depending on the amount and timing of an unfavorable resolution of these lawsuits, it is possible that the Company's future results of operations or cash flows could be materially adversely affected in a particular period.

NOTE 12. -- SEGMENT INFORMATION
    Symantec operates in the microcomputer software industry business segment. The Company markets its products in the United States and in foreign countries primarily through retail and distribution channels.

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 12. -- SEGMENT INFORMATION (CONTINUED)
INFORMATION BY GEOGRAPHIC AREA

                                                                                     YEAR ENDED MARCH 31,
                                                                             -------------------------------------
                                                                                1995         1994         1993
                                                                             -----------  -----------  -----------
                                                                                        (IN THOUSANDS)
Net revenues:
  Domestic operations:
    Domestic customers.....................................................  $   219,259  $   219,032  $   237,822
    Foreign customers......................................................       16,977       33,504       40,382
    Intercompany...........................................................        1,393          496          180
                                                                             -----------  -----------  -----------
                                                                                 237,629      253,032      278,384
  Foreign operations:
    Customers..............................................................       98,631       75,763       66,422
    Intercompany...........................................................           65           58          101
                                                                             -----------  -----------  -----------
                                                                                  98,696       75,821       66,523
  Eliminations.............................................................       (1,458)        (554)        (281)
                                                                             -----------  -----------  -----------
                                                                             $   334,867  $   328,299  $   344,626
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------
Operating income (loss):
  Domestic operations......................................................  $    15,625  $   (72,198) $   (49,528)
  Foreign operations.......................................................       22,299        9,984       (4,447)
  Eliminations.............................................................         (793)        (305)         (21)
                                                                             -----------  -----------  -----------
                                                                             $    37,131  $   (62,519) $   (53,996)
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------


                                                                                           MARCH 31,
                                                                             -------------------------------------
                                                                                1995         1994         1993
                                                                             -----------  -----------  -----------
                                                                                        (IN THOUSANDS)
Identifiable assets:
  Domestic operations......................................................  $   179,487  $   152,880  $   194,196
  Foreign operations.......................................................       41,828       35,912       36,698
                                                                             -----------  -----------  -----------
                                                                             $   221,315  $   188,792  $   230,894
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------

    Intercompany sales between geographic areas are accounted for at prices representative of unaffiliated party transactions.

SIGNIFICANT CUSTOMERS

    The following customers accounted for more than 10% of net revenues during fiscal 1995, 1994 and 1993:

                                                                                                     YEAR ENDED MARCH 31,
                                                                                             -------------------------------------
                                                                                                1995         1994         1993
                                                                                                -----        -----        -----
Ingram Micro D.............................................................................         22%          17%          15%
Merisel....................................................................................         11           13           13

                              SYMANTEC CORPORATION
                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                                          JUNE 30,     MARCH 31,
                                                                                            1995         1995
                                                                                         -----------  -----------
                                                                                              (IN THOUSANDS)

                                                                                         (UNAUDITED)
Current assets:
  Cash and short-term investments......................................................   $ 113,725   $   105,188
  Trade accounts receivable............................................................      49,525        53,986
  Inventories..........................................................................       3,313         4,177
  Deferred income taxes................................................................       8,172         9,939
  Other................................................................................       5,858         6,339
                                                                                         -----------  -----------
    Total current assets...............................................................     180,593       179,629
Equipment and leasehold improvements...................................................      31,703        28,880
Purchased intangibles..................................................................       7,684         8,274
Other..................................................................................       4,785         4,532
                                                                                         -----------  -----------
                                                                                          $ 224,765   $   221,315
                                                                                         -----------  -----------
                                                                                         -----------  -----------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable.....................................................................   $  16,225   $    17,919
  Accrued compensation and benefits....................................................      10,840        12,347
  Other accrued expenses...............................................................      40,208        51,789
  Income taxes payable.................................................................       2,886         2,006
  Current portion of long-term obligations.............................................         464           524
                                                                                         -----------  -----------
    Total current liabilities..........................................................      70,623        84,585
Convertible subordinated debentures....................................................      15,000        25,000
Long-term obligations..................................................................         293           408
Commitments and contingencies
Stockholders' equity:
  Preferred stock (authorized: 1,000 shares; issued and outstanding: none).............      --           --
  Common stock (authorized: 70,000; issued and outstanding: 38,599 and 37,175
   shares).............................................................................         386           372
  Capital in excess of par value.......................................................     193,772       177,418
  Notes receivable from stockholders...................................................        (144)         (144)
  Cumulative translation adjustment....................................................      (3,401)       (2,860)
  Accumulated deficit..................................................................     (51,764)      (63,464)
                                                                                         -----------  -----------
    Total stockholders' equity.........................................................     138,849       111,322
                                                                                         -----------  -----------
                                                                                          $ 224,765   $   221,315
                                                                                         -----------  -----------
                                                                                         -----------  -----------

          The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                              SYMANTEC CORPORATION

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                              THREE MONTHS ENDED
                                                                                                   JUNE 30,
                                                                                             --------------------
                                                                                               1995       1994
                                                                                             ---------  ---------
                                                                                                (IN THOUSANDS,
                                                                                               EXCEPT PER SHARE
                                                                                               DATA; UNAUDITED)
Net revenues...............................................................................  $  90,109  $  83,113
Cost of revenues...........................................................................     14,915     16,653
                                                                                             ---------  ---------
  Gross margin.............................................................................     75,194     66,460
Operating expenses:
  Research and development.................................................................     18,576     14,883
  Sales and marketing......................................................................     38,366     35,990
  General and administrative...............................................................      4,849      4,437
  Acquisition and restructuring expenses...................................................        (71)     9,545
                                                                                             ---------  ---------
    Total operating expenses...............................................................     61,720     64,855
                                                                                             ---------  ---------
Operating income...........................................................................     13,474      1,605
Interest income............................................................................      1,625        553
Interest expense...........................................................................       (439)      (558)
Other income (expense), net................................................................        (36)      (125)
                                                                                             ---------  ---------
Income before income taxes.................................................................     14,624      1,475
Provision for income taxes.................................................................      2,924        428
                                                                                             ---------  ---------
Net income.................................................................................  $  11,700  $   1,047
                                                                                             ---------  ---------
                                                                                             ---------  ---------
Net income per share -- primary............................................................  $    0.29  $    0.03
                                                                                             ---------  ---------
                                                                                             ---------  ---------
Net income per share -- fully diluted......................................................  $    0.28  $    0.03
                                                                                             ---------  ---------
                                                                                             ---------  ---------
Shares used to compute net income per share -- primary.....................................     40,603     35,941
                                                                                             ---------  ---------
                                                                                             ---------  ---------
Shares used to compute net income per share -- fully diluted...............................     42,381     35,941
                                                                                             ---------  ---------
                                                                                             ---------  ---------

          The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                              SYMANTEC CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOW

                                                                                             THREE MONTHS ENDED
                                                                                                  JUNE 30,
                                                                                           ----------------------
                                                                                              1995        1994
                                                                                           ----------  ----------
                                                                                               (IN THOUSANDS;
                                                                                                 UNAUDITED)
OPERATING ACTIVITIES:
  Net income.............................................................................  $   11,700  $    1,047
  Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization of equipment and
   leasehold improvements................................................................       3,914       3,381
  Amortization and write-off of capitalized software costs...............................         935       2,151
  Deferred income taxes..................................................................       1,767         156
  Net change in assets and liabilities:
    Trade accounts receivable............................................................       4,463       7,851
    Inventories..........................................................................         868       2,461
    Other current assets.................................................................         449      (1,088)
    Other assets.........................................................................          52          55
    Accounts payable.....................................................................      (1,645)    (10,920)
    Accrued compensation and benefits....................................................      (1,485)     (2,727)
    Accrued other expenses...............................................................     (11,566)      3,675
    Income taxes payable.................................................................         908         139
                                                                                           ----------  ----------
Net cash provided by operating activities................................................      10,360       6,181
                                                                                           ----------  ----------
INVESTING ACTIVITIES:
  Capital expenditures...................................................................      (6,809)     (2,595)
  Purchased intangibles..................................................................        (655)     (1,286)
  Purchases of short-term investments....................................................     (31,000)    (22,320)
  Proceeds from sales of short-term investments..........................................      25,158      10,800
                                                                                           ----------  ----------
Net cash used in investing activities....................................................     (13,306)    (15,401)
                                                                                           ----------  ----------
FINANCING ACTIVITIES:
  Principal payments on long-term obligations............................................        (173)       (238)
  Net proceeds from sales of common stock and other......................................       6,368       3,068
                                                                                           ----------  ----------
Net cash provided by financing activities................................................       6,195       2,830
                                                                                           ----------  ----------
Effect of exchange rate fluctuations on cash and cash equivalents........................        (554)       (948)
                                                                                           ----------  ----------
Increase (decrease) in cash and cash equivalents.........................................       2,695      (7,338)
Beginning cash and cash equivalents......................................................      22,772      32,911
                                                                                           ----------  ----------
Ending cash and cash equivalents.........................................................  $   25,467  $   25,573
                                                                                           ----------  ----------
                                                                                           ----------  ----------

          The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                              SYMANTEC CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. -- BASIS OF PRESENTATION
    The consolidated financial statements of Symantec Corporation ("Symantec" or the "Company") as of June 30, 1995 and for the three months ended June 30, 1995 and 1994 are unaudited and, in the opinion of management, contain all adjustments, consisting of only normal recurring items necessary for the fair presentation of the financial position and results of operations for the interim periods. These consolidated financial statements should be read in conjunction with the Consolidated Financial Statements and notes thereto included in Symantec's Annual Report on Form 10-K, as amended, for the year ended March 31, 1995. The results of operations for the three months ended June 30, 1995 are not necessarily indicative of the results to be expected for the entire year.

    Symantec   has  a  52/53-week  fiscal   accounting  year.  Accordingly,  all
references as of and for the periods ended June 30, 1995 and 1994 reflect amounts as of and for the periods ended June 30, 1995 and July 1, 1994, respectively.

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 2. -- BALANCE SHEET INFORMATION

                                                                                          JUNE 30,     MARCH 31,
                                                                                            1995          1995
                                                                                        ------------  ------------
                                                                                        (IN THOUSANDS; UNAUDITED)
Cash and short-term investments:
  Cash................................................................................  $     13,090  $     12,325
  Cash equivalents....................................................................        12,377        10,447
  Short-term investments..............................................................        88,258        82,416
                                                                                        ------------  ------------
                                                                                        $    113,725  $    105,188
                                                                                        ------------  ------------
                                                                                        ------------  ------------
Trade accounts receivable:
  Receivables.........................................................................  $     53,726  $     58,188
  Less: allowance for doubtful accounts...............................................        (4,201)       (4,202)
                                                                                        ------------  ------------
                                                                                        $     49,525  $     53,986
                                                                                        ------------  ------------
                                                                                        ------------  ------------
Inventories:
  Raw materials.......................................................................  $      1,392  $        904
  Finished goods......................................................................         1,921         3,273
                                                                                        ------------  ------------
                                                                                        $      3,313  $      4,177
                                                                                        ------------  ------------
                                                                                        ------------  ------------
Equipment and leasehold improvements:
  Computer equipment..................................................................  $     55,535  $     49,983
  Office furniture and equipment......................................................        20,080        19,659
  Leasehold improvements..............................................................         8,923         8,236
                                                                                        ------------  ------------
                                                                                              84,538        77,878
  Less: accumulated depreciation and amortization.....................................       (52,835)      (48,998)
                                                                                        ------------  ------------
                                                                                        $     31,703  $     28,880
                                                                                        ------------  ------------
                                                                                        ------------  ------------
Purchased intangibles:
  Product rights......................................................................  $     30,692  $     29,583
  Less: accumulated amortization......................................................       (23,008)      (21,309)
                                                                                        ------------  ------------
                                                                                        $      7,684  $      8,274
                                                                                        ------------  ------------
                                                                                        ------------  ------------

                                                                                          JUNE 30,     MARCH 31,
                                                                                            1995          1995
                                                                                        ------------  ------------
                                                                                        (IN THOUSANDS; UNAUDITED)
Other accrued expenses:
  Acquisition and restructuring expenses..............................................  $      5,182  $      8,614
  Deferred revenue....................................................................        14,728        22,556
  Marketing development funds.........................................................         8,347         7,706
  Other...............................................................................        11,951        12,913
                                                                                        ------------  ------------
                                                                                        $     40,208  $     51,789
                                                                                        ------------  ------------
                                                                                        ------------  ------------

NOTE 3. -- LINE OF CREDIT
    The Company has a $10.0 million bank line of credit that expires in October 1995. The line of credit is available for general corporate purposes and bears interest at the banks' reference (prime) interest rate (9.0% at June 30, 1995), the U.S. offshore rate plus 1.5%, a CD rate plus 1.5% or LIBOR plus 1.5%, at the Company's discretion. The line of credit requires bank approval for the payment of cash dividends. Borrowings under this line are unsecured and are subject to the Company maintaining certain financial ratios and profits. The Company was in compliance with the line of credit covenants

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3. -- LINE OF CREDIT (CONTINUED)
as of June 30, 1995. At June 30, 1995, there was approximately $0.5 million of standby letters of credit outstanding under this line of credit. There were no borrowings outstanding under this line at June 30, 1995.

NOTE 4. -- ACQUISITION AND RESTRUCTURING EXPENSES
    Acquisition and restructuring expenses consist of the following:

                                                                                     THREE MONTHS ENDED
                                                                                          JUNE 30,
                                                                                    --------------------
                                                                                      1995       1994
                                                                                    ---------  ---------
                                                                                       (IN THOUSANDS)
Relocation of certain research and development activities.........................  $   2,229  $  --
Central Point acquisition.........................................................     (2,300)     9,000
SLR acquisition...................................................................     --            545
                                                                                    ---------  ---------
  Total acquisition and restructuring expenses....................................  $     (71) $   9,545
                                                                                    ---------  ---------
                                                                                    ---------  ---------

    During February 1995, Symantec announced a plan to consolidate certain research and development activities. This plan is designed to gain greater synergy between the Company's Third Generation Language and Fourth Generation Language development groups. During the quarter ended June 30, 1995, the Company incurred $2.2 million for the relocation costs of moving equipment and personnel. The Company expects to incur remaining costs of $1.8 to $2.8 million for the relocation of the Company's existing research and development activities, equipment and personnel from Shelton, Connecticut to Cupertino, California. The Company expects to complete this relocation by December 1995.

    In connection with the acquisitions of Central Point Software, Inc. ("Central Point") and SLR Systems, Inc. ("SLR"), Symantec recorded total acquisition charges of $9.5 million in the quarter ended June 30, 1994. The charges included $3.2 million for legal, accounting and financial advisory services, $1.0 million for the write-off of duplicative product-related expenses and modification of certain development contracts, $0.9 million for the elimination of duplicative and excess facilities, $3.1 million for personnel severance and outplacement expenses, and $1.3 million for the consolidation and discontinuance of certain operational activities and other acquisition related expenses.

    During fiscal 1994, Central Point incurred $16.0 million of expenses related to the restucturing of its operations. In the quarter ended June 30, 1994, Symantec incurred $9.0 million of expenses related to the acquisition of Central Point. In the quarter ended June 30, 1995, the Company recognized a reduction in accrued acquisition and restructuring expenses of $2.3 million as actual costs incurred were less than costs previously accrued by the companies.

    As of June 30, 1995, total remaining accrued acquisition and restructuring expenses were $5.2 million and included $1.0 million for the modification of certain development contracts, $1.3 million for the elimination of duplicative and excess facilities and $2.9 million for the consolidation and discontinuance of certain operational activities and other acquisition related expenses.

NOTE 5. -- INCOME TAXES
    Income taxes are computed in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Symantec provides for income taxes during interim reporting periods based upon an estimate of its annual effective tax rate. This estimate reflects U.S. federal, state and foreign income taxes.

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 6. -- NET INCOME PER SHARE
    Net income per share is calculated using the treasury stock or the modified treasury stock method, as applicable. Common stock equivalents are attributable to outstanding stock options. Fully diluted earnings per share includes the assumed conversion of all of the outstanding convertible subordinated debentures.

NOTE 7. -- LITIGATION
    On May 19, 1995, Personal Computer Peripherals Corporation ("PCPC") filed a lawsuit in the U.S. District Court for the District of Delaware against Symantec and five other companies, alleging that the defendants' products for backing up data on a computer network infringe a patent held by PCPC. The complaint seeks unspecified damages and an injunction preventing the sale of infringing products. Symantec believes that the complaint has no merit.

    On December 30, 1994, Software Engineering Carmel ("Carmel") filed a lawsuit in the U.S. District Court for the District of Oregon against Central Point, a wholly owned subsidiary of the Company. Carmel developed and maintains the anti-virus program distributed by Central Point. The complaint alleges that Central Point breached its contract with Carmel by not fulfilling an implied obligation under the contract to use its best efforts or, alternatively, its reasonable efforts to market the anti-virus program developed by Carmel. The complaint also alleges that Central Point violated the non-competition provision in its agreement by selling a competing anti-virus program, apparently based on Symantec's sale of its own anti-virus product. The complaint seeks damages in the amount of $6.75 million and a release of Carmel from its obligation not to sell competing products. Symantec believes the complaint has no merit.

    On September 3, 1992, Borland International, Inc. ("Borland") filed a lawsuit in the Superior Court for Santa Cruz County, California against Symantec, Gordon E. Eubanks, Jr. (Symantec's President and Chief Executive Officer) and Eugene Wang (an Executive Vice President of Symantec who is a former employee of Borland). The complaint, as amended, alleges misappropriation of trade secrets, unfair competition, inducing breach of contract, interference with prospective economic advantage and unjust enrichment. Borland alleged that prior to joining Symantec, Mr. Wang transmitted to Mr. Eubanks confidential information concerning Borland's product and marketing plans. Borland claims damages in an unspecified amount. Symantec has denied the allegations of Borland's complaint and contends that Borland has suffered no damages from the alleged actions. Borland obtained a temporary restraining order and a preliminary injunction prohibiting the defendants from using, disseminating or destroying any Borland proprietary information or trade secrets. Symantec filed a cross complaint against Borland alleging that Borland had committed abuse of process and defamation in publishing statements that Symantec had acted in contempt of a temporary restraining order. The case is not being actively prosecuted at this time pending the outcome of the criminal proceedings, discussed below. Symantec believes that Borland's claims have no merit.

    On September 2, 1992, the Scotts Valley, California police department, operating with search warrants for Borland proprietary and trade secret information, searched Symantec's offices and the homes of Messrs. Eubanks and Wang and removed documents and other materials. On February 26, 1993, criminal indictments were filed against Messrs. Eubanks and Wang for allegedly violating various California Penal Code Sections relating to the misappropriation of trade secrets and unauthorized access to a computer system. On August 23, 1993, the Court recused the District Attorney's Office from prosecution of the action. On October 5, 1993, the State Attorney General and the District Attorney's Office filed a Notice of Appeal of the Order, and that appeal was argued on July 11, 1995. The parties are awaiting a decision on that appeal. Symantec believes the criminal charges against Messrs. Eubanks and Wang have no merit.

                              SYMANTEC CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 7. -- LITIGATION (CONTINUED)
    On June 11, 1992, Dynamic Microprocessor Associates, Inc. ("DMA"), a wholly-owned subsidiary of Symantec, commenced an action against EKD Computer Sales & Supplies Corporation ("EKD"), a former licensee of DMA and Thomas Green, a principal of EKD, for copyright infringement, violations of the Lanham Act, trademark infringement, misappropriation, deceptive acts and practices and unfair competition and breach of contract. On July 14, 1992, the Suffolk County sheriff's department conducted a search of EKD's premises and seized and impounded thousands of infringing articles. On July 21, 1992, the Court issued a preliminary injunction against EKD and Mr. Green, enjoining them from manufacturing, marketing, distributing, copying or purporting to license DMA's pcANYWHERE III or using DMA's marks.

    On July 20, 1992 and in a subsequent amendment, EKD and Mr. Green answered Symantec's complaint denying all liability and asserting counterclaims against Symantec and Lee Rautenberg, a former principal of DMA. In May 1993, EKD and Mr. Green were granted permission to file a Second Amended Answer and counterclaims that dropped every previously raised claim and now allege that DMA obtained the temporary restraining order and preliminary injunction in bad faith and that DMA, Symantec and Mr. Rautenberg breached certain license agreements and violated certain federal and New York State antitrust laws. In February 1995, DMA was granted leave to file an Amended Complaint, which EKD subsequently responded to by a Third Amended Answer and Counterclaims virtually identical to EKD's Second Amended pleading. Symantec believes that the claims asserted by EKD and Mr. Green have no merit.

    Subsequent to the acquisition of DMA by Symantec, Peter Byer, a former sales and marketing employee of DMA, filed a lawsuit in the Supreme Court of the State of New York against DMA, Symantec and Lee Rautenberg (who was formerly President of DMA). The lawsuit alleges that Peter Byer was orally promised an 8% equity interest in DMA in connection with his performance of services, that he was underpaid commissions under DMA's commission plan, and that DMA was unjustly enriched because it paid Mr. Byer less than the fair value of his services. The lawsuit seeks damages of at least $5.3 million. Symantec believes the claims have no merit. Furthermore, Mr. Rautenberg and the other stockholders of DMA have an obligation to indemnify Symantec for any liabilities resulting from this action.

    Symantec is involved in a number of other judicial and administrative proceedings incidental to its business. The Company intends to defend all of the aforementioned pending lawsuits vigorously and although an adverse decisions (or settlements) may occur in one or more of the cases, the final resolution of these lawsuits, individually or in the aggregate, is not expected to have a material adverse effect on the financial position of the Company. However, depending on the amount and timing of an unfavorable resolution of these lawsuits, it is possible that the Company's future results of operations or cash flows could be materially adversely affected in a particular period.

NOTE 8. -- SUBSEQUENT EVENT
    On July 6, 1995, Symantec announced a definitive agreement to acquire Delrina Corporation ("Delrina") for approximately 15 million shares of Symantec common stock. The Company expects to complete the acquisition in the quarter ending December 31, 1995 and expects to incur acquisition expenses related to the combination of the companies of approximately $25 to $30 million. The acquisition is expected to be accounted for as a pooling of interests.

                                    ANNEX A
                       FORM OF THE ARRANGEMENT RESOLUTION

         RESOLUTION FOR CONSIDERATION AT THE ANNUAL AND SPECIAL MEETING
                              OF THE SHAREHOLDERS
                                       OF
                              DELRINA CORPORATION
                              (THE "CORPORATION")

BE IT RESOLVED AS A SPECIAL RESOLUTION OF THE SHAREHOLDERS THAT:

1. The arrangement involving the Corporation (the "Arrangement") under section 182 of the BUSINESS CORPORATIONS ACT (Ontario) (the "OBCA"), as more particularly described in the Joint Management Information Circular and
    Proxy Statement of the Corporation and Symantec Corporation (the "Joint Proxy Statement") accompanying the notice of this meeting (as the Arrangement may be modified or amended) is hereby authorized, approved and adopted;

2. The plan of arrangement involving the Corporation, the full text of which is set out as Annex D to the Joint Proxy Statement (as the same may be or may have been amended), is hereby approved and adopted;

3. Notwithstanding the passing of this resolution by shareholders or the approval of the Ontario Court of Justice (General Division), the Board of Directors of the Corporation, without further notice to or approval of the shareholders, may decide not to proceed with the Arrangement or may revoke this resolution at any time prior to the Arrangement becoming effective pursuant to the OBCA;

4. Any two directors or officers of the Corporation are hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed and to deliver or cause to be delivered all such documents, agreements and instruments and to do or cause to be done all such other acts and things as such directors or officers of the Corporation shall determine to be necessary or desirable in order to carry out the intent of the foregoing paragraphs of this resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

                                    ANNEX B
                             COMBINATION AGREEMENT

                                    BETWEEN

                              SYMANTEC CORPORATION

                                      AND

                              DELRINA CORPORATION

                                  JULY 5, 1995

                               TABLE OF CONTENTS

                                                                                                                        PAGE
                                                                                                                      ---------
       1.             THE ARRANGEMENT...............................................................................        B-1
                 1.1  The Arrangement...............................................................................        B-1
                 1.2  Adjustments for Capital Changes...............................................................        B-2
                 1.3  Dissenting Shares.............................................................................        B-2
                 1.4  Delrina Options...............................................................................        B-2
                 1.5  Other Effects of the Arrangement..............................................................        B-3
                 1.6  Joint Management Information Circular/Proxy Statement; Registration Statement.................        B-3
                 1.7  Reorganization................................................................................        B-4
                 1.8  Pooling of Interests..........................................................................        B-4
                 1.9  Material Adverse Effect.......................................................................        B-4
                1.10  Currency......................................................................................        B-4
       2.             REPRESENTATIONS AND WARRANTIES OF DELRINA.....................................................        B-4
                 2.1  Organization; Good Standing; Qualification and Power..........................................        B-5
                 2.2  Capital Structure.............................................................................        B-5
                 2.3  Authority.....................................................................................        B-6
                 2.4  Securities Regulatory Authority Reports and Financial Statements..............................        B-7
                 2.5  Information Supplied..........................................................................        B-7
                 2.6  Compliance with Applicable Laws...............................................................        B-8
                 2.7  Litigation....................................................................................        B-8
                 2.8  ERISA and Other Compliance....................................................................        B-8
                 2.9  Absence of Undisclosed Liabilities............................................................       B-10
                2.10  Absence of Certain Changes or Events..........................................................       B-10
                2.11  Agreements....................................................................................       B-11
                2.12  No Defaults...................................................................................       B-13
                2.13  Certain Agreements............................................................................       B-13
                2.14  Taxes.........................................................................................       B-13
                2.15  Intellectual Property.........................................................................       B-14
                2.16  Products and Distribution.....................................................................       B-15
                2.17  Fees and Expenses.............................................................................       B-15
                2.18  Insurance.....................................................................................       B-15
                2.19  Ownership of Property.........................................................................       B-15
                2.20  Environmental Matters.........................................................................       B-15
                2.21  Interested Party Transactions.................................................................       B-16
                2.22  Board Approval................................................................................       B-16
                2.23  Vote Required.................................................................................       B-16
                2.24  Disclosure....................................................................................       B-16
                2.25  Fairness Opinion..............................................................................       B-17
                2.26  Restrictions on Business Activities...........................................................       B-17
                2.27  Pooling Matters...............................................................................       B-17
                2.28  Books and Records.............................................................................       B-17
                2.29  Government Contracts..........................................................................       B-17

                                                                                                                        PAGE
                                                                                                                      ---------
       3.             REPRESENTATIONS AND WARRANTIES OF SYMANTEC....................................................       B-17
                 3.1  Organization; Good Standing; Qualification and Power..........................................       B-18
                 3.2  Capital Structure.............................................................................       B-18
                 3.3  Authority.....................................................................................       B-19
                 3.4  SEC Reports and Financial Statements..........................................................       B-20
                 3.5  Information Supplied..........................................................................       B-20
                 3.6  Compliance with Applicable Laws...............................................................       B-20
                 3.7  Litigation....................................................................................       B-21
                 3.8  ERISA and Other Compliance....................................................................       B-21
                 3.9  Absence of Undisclosed Liabilities............................................................       B-22
                3.10  Absence of Certain Changes or Events..........................................................       B-22
                3.11  Agreements....................................................................................       B-24
                3.12  No Defaults...................................................................................       B-25
                3.13  Certain Agreements............................................................................       B-25
                3.14  Taxes.........................................................................................       B-25
                3.15  Intellectual Property.........................................................................       B-25
                3.16  Products and Distribution.....................................................................       B-26
                3.17  Fees and Expenses.............................................................................       B-26
                3.18  Insurance.....................................................................................       B-26
                3.19  Ownership of Property.........................................................................       B-26
                3.20  Environmental Matters.........................................................................       B-27
                3.21  Interested Party Transactions.................................................................       B-27
                3.22  Board Approval................................................................................       B-27
                3.23  Vote Required.................................................................................       B-27
                3.24  Disclosure....................................................................................       B-28
                3.25  Fairness Opinion..............................................................................       B-28
                3.26  Restrictions on Business Activities...........................................................       B-28
                3.27  Pooling Matters...............................................................................       B-28
                3.28  Books and Records.............................................................................       B-28
                3.29  Government Contracts..........................................................................       B-28
       4.             DELRINA COVENANTS.............................................................................       B-28
                 4.1  Advice of Changes.............................................................................       B-28
                 4.2  Maintenance of Business.......................................................................       B-29
                 4.3  Conduct of Business...........................................................................       B-29
                 4.4  Shareholder Approval..........................................................................       B-31
                 4.5  Delrina Affiliate Agreements..................................................................       B-31
                 4.6  Joint Proxy Statement.........................................................................       B-31
                 4.7  Regulatory Approvals..........................................................................       B-31
                 4.8  Necessary Consents............................................................................       B-31
                 4.9  Access to Information.........................................................................       B-31
                4.10  Satisfaction of Conditions Precedent..........................................................       B-32
                4.11  No Other Negotiations.........................................................................       B-32
                4.12  Representations of Shareholders...............................................................       B-33
                4.13  Employment and Noncompetition Agreements......................................................       B-33

                                                                                                                        PAGE
                                                                                                                      ---------
       5.             SYMANTEC COVENANTS............................................................................       B-33
                 5.1  Advice of Changes.............................................................................       B-33
                 5.2  Maintenance of Business.......................................................................       B-33
                 5.3  Conduct of Business...........................................................................       B-33
                 5.4  Stockholder Approval..........................................................................       B-34
                 5.5  Symantec Affiliate Agreements.................................................................       B-34
                 5.6  Joint Proxy Statement.........................................................................       B-34
                 5.7  Regulatory Approvals..........................................................................       B-35
                 5.8  Necessary Consents............................................................................       B-35
                 5.9  Access to Information.........................................................................       B-35
                5.10  Satisfaction of Conditions Precedent..........................................................       B-35
                5.11  Indemnification...............................................................................       B-35
                5.12  Listing.......................................................................................       B-36
                5.13  Employment and Employee Benefits After the Closing............................................       B-36
                5.14  Reorganization Procedures.....................................................................       B-36
       6.             CLOSING MATTERS...............................................................................       B-36
                 6.1  The Closing...................................................................................       B-36
                 6.2  Ancillary Documents/Reservation of Shares.....................................................       B-36
                 6.3  Exchange of Options...........................................................................       B-37
       7.             CONDITIONS PRECEDENT TO OBLIGATIONS OF DELRINA................................................       B-37
                 7.1  Accuracy of Representations and Warranties....................................................       B-37
                 7.2  Covenants.....................................................................................       B-37
                 7.3  Absence of Material Adverse Change............................................................       B-37
                 7.4  Compliance with Law...........................................................................       B-37
                 7.5  Government Consents...........................................................................       B-37
                 7.6  SEC Filings...................................................................................       B-37
                 7.7  Opinion of Symantec's Counsel.................................................................       B-37
                 7.8  Documents.....................................................................................       B-38
                 7.9  Shareholder Approval..........................................................................       B-38
                7.10  Symantec Approvals............................................................................       B-38
                7.11  No Legal Action...............................................................................       B-38
                7.12  Tax Opinion...................................................................................       B-38
                7.13  Pooling Opinion...............................................................................       B-38
                7.14  Court Approval................................................................................       B-38
                7.15  OSC, Etc......................................................................................       B-38
                7.16  Election to Symantec Board....................................................................       B-38
       8.             CONDITIONS PRECEDENT TO OBLIGATIONS OF SYMANTEC...............................................       B-38
                 8.1  Accuracy of Representations and Warranties....................................................       B-39
                 8.2  Covenants.....................................................................................       B-39
                 8.3  Absence of Material Adverse Change............................................................       B-39
                 8.4  Compliance with Law...........................................................................       B-39
                 8.5  Government Consents...........................................................................       B-39
                 8.6  SEC Filings...................................................................................       B-39
                 8.7  Opinion of Delrina's Counsel..................................................................       B-39
                 8.8  Documents.....................................................................................       B-39

                                                                                                                        PAGE
                                                                                                                      ---------
                 8.9  Stockholder Approval..........................................................................       B-39
                8.10  Delrina Approvals.............................................................................       B-39
                8.11  No Legal Action...............................................................................       B-40
                8.12  Delrina Option Agreements.....................................................................       B-40
                8.13  Pooling Opinion...............................................................................       B-40
                8.14  Affiliate Agreements..........................................................................       B-40
                8.15  Court Approval................................................................................       B-40
                8.16  OSC, Etc......................................................................................       B-40
                8.17  Shipment of WinFax 95.........................................................................       B-40
       9.             TERMINATION OF AGREEMENT......................................................................       B-40
                 9.1  Termination...................................................................................       B-40
                 9.2  Notice of Termination.........................................................................       B-41
                 9.3  Effect of Termination.........................................................................       B-41
                 9.4  Termination Fees..............................................................................       B-42
      10.             SURVIVAL OF REPRESENTATIONS...................................................................       B-42
      11.             MISCELLANEOUS.................................................................................       B-42
                11.1  Governing Law.................................................................................       B-42
                11.2  Assignment; Binding Upon Successors and Assigns...............................................       B-43
                11.3  Severability..................................................................................       B-43
                11.4  Counterparts..................................................................................       B-43
                11.5  Other Remedies................................................................................       B-43
                11.6  Amendment and Waivers.........................................................................       B-43
                11.7  Expenses......................................................................................       B-43
                11.8  Attorneys' Fees...............................................................................       B-43
                11.9  Notices.......................................................................................       B-43
               11.10  Construction of Agreement.....................................................................       B-44
               11.11  No Joint Venture..............................................................................       B-44
               11.12  Further Assurances............................................................................       B-44
               11.13  Absence of Third Party Beneficiary Rights.....................................................       B-44
               11.14  Public Announcement...........................................................................       B-44
               11.15  Entire Agreement..............................................................................       B-45

EXHIBITS
Exhibit 1.1       Plan of Arrangement
Exhibit 2.9       Delrina Balance Sheet
Exhibit 3.9       Symantec Balance Sheet
Exhibit 4.4       Form of Stock Option Agreement
Exhibit 4.5       Delrina Affiliates Agreement
Exhibit 4.13      Employment and Noncompetition Agreements
Exhibit 5.5       Symantec Affiliates Agreements
Exhibit 5.11(c)   Form of Indemnity Agreement
Exhibit 6.2(a)    Exchangeable Share Provisions
Exhibit
6.2(b)(i)         Support Agreement
Exhibit
6.2(b)(ii)        Voting and Exchange Trust Agreement
Exhibit
6.2(b)(iii)       Restated Certificate of Incorporation

                             COMBINATION AGREEMENT

    THIS COMBINATION AGREEMENT (this "AGREEMENT") is entered into as of July 5, 1995, by and between Symantec Corporation, a Delaware corporation ("SYMANTEC") and Delrina Corporation, an Ontario corporation ("DELRINA").

                                    RECITALS

    A. The respective Boards of Directors of Delrina and Symantec have approved the transactions contemplated by this Agreement, and the Board of Directors of Delrina has agreed to submit the Plan of Arrangement (as defined in Section 1.1) and other transactions contemplated hereby to its shareholders for approval.

    B. The Arrangement is intended to be treated as (i) a reorganization pursuant to the provisions of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "CODE"), (ii) a "pooling of interests" under United States generally accepted accounting principles ("US GAAP") and (iii) a reorganization of capital for purposes of section 86 of the Income Tax Act (Canada) (the "ITA").

    NOW, THEREFORE, the parties hereto hereby agree as follows:

    1.  THE ARRANGEMENT

    1.1 THE ARRANGEMENT. As promptly as practicable after the execution of this Agreement, Delrina will apply to the Ontario Court of Justice (General Division) (the "COURT") pursuant to section 182 of the Business Corporations Act (Ontario) (the "OBCA") for an interim order in Form and substance satisfactory to Symantec (such approval not to be unreasonably withheld or delayed) (the "INTERIM ORDER") providing for, among other things, the calling and holding of the Delrina Shareholders Meeting (as defined below) for the purpose of considering and, if deemed advisable, approving the arrangement (the "ARRANGEMENT") under section 182 of the OBCA and pursuant to the Agreement and Plan of Arrangement substantially in the Form of Exhibit 1.1 hereto (the "PLAN OF ARRANGEMENT"). If the Delrina shareholders approve the Arrangement, thereafter Delrina will take the necessary steps to submit the Arrangement to the Court and apply for a final order of the Court approving the Arrangement in such fashion as the Court may direct (the "FINAL ORDER"). At 12:01 a.m. (the "EFFECTIVE TIME") on the date (the "EFFECTIVE DATE") shown on the certificate of arrangement issued by the Director under the OBCA giving effect to the Arrangement, the following reorganization of capital shall occur and shall be deemed to occur in the following order without any further act or formality:

        (a) The articles of incorporation of Delrina shall be amended to authorize a class of exchangeable shares (the "EXCHANGEABLE SHARES") and one Series A Preferred Share of Delrina (the "SERIES A PREFERRED SHARE").

        (b) Delrina shall issue to Symantec one Series A Preferred Share in consideration of the issuance to Delrina of one share of the common stock, $.01 par value, of Symantec (the "SYMANTEC COMMON STOCK"). The stated capital of the Series A Preferred Share shall be equal to the fair market value, as determined by the board of directors of Delrina, of a share of Symantec Common Stock. No certificate shall be issued in respect of the Series A Preferred Share.

        (c) Each of the common shares of Delrina (the "DELRINA COMMON SHARES") (other than Delrina Common Shares held by holders who have exercised their rights of dissent in accordance with the Plan of Arrangement and who are ultimately entitled to be paid full value for such shares) will be exchanged for a number of Exchangeable Shares at an exchange ratio equal to 0.61 of an Exchangeable Share per Delrina Common Share (the "EXCHANGE RATIO"). Each holder of Delrina Common Shares (other than Delrina Common Shares held by holders who have exercised their rights of dissent in accordance with the Plan of Arrangement and who are ultimately entitled to be paid full value for such shares) will receive that whole number of Exchangeable Shares resulting from the exchange of such holder's Delrina Common Shares. In lieu of fractional

    Exchangeable Shares, each holder of a Delrina Common Share who otherwise would be entitled to receive a fraction of an Exchangeable Share shall be paid by Delrina an amount determined in accordance with the Plan of Arrangement.

        (d) Upon the exchange referred to in paragraph (c) above, each holder of a Delrina Common Share shall cease to be such a holder, shall have his name removed from the register of holders of Delrina Common Shares and shall become a holder of the number of fully paid Exchangeable Shares to which he is entitled as a result of the exchange referred to in paragraph (c) and such holder's name shall be added to the register of holders of Exchangeable Shares accordingly.

        (e) The stated capital of the Exchangeable Shares will be equal to the stated capital of the Delrina Common Shares immediately prior to the Arrangement.

        (f) The one outstanding Series A Preferred Share will be exchanged for one Delrina Common Share and the holder thereof shall cease to be a holder of the Series A Preferred Share, shall have its name removed from the register of holders of Series A Preferred Shares and shall become a holder of the one fully paid and non-assessable Delrina Common Share to which it is entitled as a result of the exchange referred to in this paragraph (f) and such holder's name shall be added to the register of holders of Delrina Common Shares accordingly.

        (g) The stated capital of the one Delrina Common Share shall be equal to the stated capital of the one Series A Preferred Share prior to the Arrangement.

    1.2 ADJUSTMENTS FOR CAPITAL CHANGES. If, prior to the Effective Time, Symantec or Delrina recapitalizes through a subdivision of its outstanding shares into a greater number of shares, or a combination of its outstanding shares into a lesser number of shares, or reorganizes, reclassifies or otherwise changes its outstanding shares into the same or a different number of shares of other classes, or declares a dividend on its outstanding shares payable in shares of its capital stock or securities convertible into shares of its capital stock, then the Exchange Ratio will be adjusted appropriately so as to maintain the relative proportionate interests of the holders of Delrina Common Shares and the holders of the shares of Symantec Common Stock.

    1.3 DISSENTING SHARES. Holders of Delrina Common Shares may exercise rights of dissent with respect to such shares in connection with the Arrangement pursuant to and in the manner set forth in section 185 of the OBCA and section
3.1 of the Plan of Arrangement (such holders referred to as "DISSENTING SHAREHOLDERS"). Delrina shall give Symantec (i) prompt notice of any written demands of a right of dissent, withdrawals of such demands, and any other instruments served pursuant to the OBCA and received by Delrina and (ii) the opportunity to participate in all negotiations and proceedings with respect to such rights. Delrina shall not, except with the prior written consent of Symantec, voluntarily make any payment with respect to any such rights or offer to settle or settle any such rights. All payments to Dissenting Shareholders shall be the sole responsibility of Delrina, and Symantec will not directly or indirectly provide any funds for the purposes of making payments to Dissenting Shareholders. In the event that Delrina does not have sufficient funds to make payments to Dissenting Shareholders, Delrina will undertake to borrow the funds necessary to make such payments from sources other than Symantec or any affiliate of Symantec.

    1.4  DELRINA OPTIONS.

    (a) EXCHANGE. At the Effective Time, after the actions described in Sections 1.1(a) through (g), each of the then outstanding options to purchase Delrina Common Shares (collectively, the "DELRINA OPTIONS") (including all outstanding options granted under Delrina's 1994 Stock Option Plan and the Delrina Stock Option Plan (the "DELRINA OPTION PLANS")) will, at the Effective Time, and without any further action on the part of any holder thereof, be exchanged for an option to purchase that number of shares of Symantec Common Stock determined by multiplying the number of Delrina Common Shares subject to such Delrina Option at the Effective Time by the Exchange Ratio, at an exercise price per share of Symantec Common Stock equal to the exercise price per share of such Delrina Option immediately prior to the Effective Time divided by the Exchange Ratio. If the foregoing calculation results in an exchanged Delrina Option being exercisable for a fraction of a share of Symantec Common Stock, then the number of shares of Symantec Common Stock subject to such option will be rounded down to the nearest whole number of shares and the total exercise price for the option will be reduced by the exercise price of the fractional share. The term, exercisability, vesting schedule, status as an "incentive stock option" under section 422 of the Code, if applicable, and all other terms and conditions of the Delrina Options will otherwise be unchanged. Continuous employment with Delrina or any of the Delrina Subsidiaries (as hereinafter defined) will be credited to an optionee of Delrina for purposes of determining the number of shares of Symantec Common Stock subject to exercise under an exchanged Delrina Option after the Effective Time.

    (b)  REGISTRATION.  Symantec will  cause the Symantec Common Stock  issuable upon exercise of the assumed Delrina Options to be registered on Form S-8 promulgated by the Securities and Exchange Commission (the "SEC") as soon as reasonably practicable after the Effective Time and will use its best efforts to maintain the effectiveness of such registration statement or registration statements for so long as such converted Delrina Options shall remain outstanding. With respect to those individuals who subsequent to the Arrangement will be subject to the reporting requirements under section 16(a) of the Exchange Act (as defined below), Symantec shall administer the Delrina Option Plans assumed pursuant to this Section in a manner that complies with Rule 16b-3 promulgated by the SEC under the Exchange Act. Symantec will reserve a sufficient number of shares of Symantec Common Stock for issuance upon exercise of the Delrina Options assumed by Symantec pursuant to this Section.

    1.5 OTHER EFFECTS OF THE ARRANGEMENT. At the Effective Time: (a) the bylaws of Delrina immediately prior to the Effective Time will continue as the bylaws of Delrina, subject to later amendment; (b) the directors of Delrina will be as designated by Symantec prior to the Effective Time; (c) the officers of Delrina will be as designated by Symantec prior to the Effective Time; (d) each Delrina Common Share and each Delrina Option outstanding immediately prior to the Effective Time will be exchanged as provided in Sections 1.1 and 1.4; and
(e) the Arrangement will, from and after the Effective Time, have all of the effects provided by applicable law, including, without limitation, the OBCA.

    1.6 JOINT MANAGEMENT INFORMATION CIRCULAR/PROXY STATEMENT; REGISTRATION STATEMENT. (a) As promptly as practicable after execution of this Agreement, Symantec and Delrina shall, if so required, prepare and file with the SEC a preliminary joint management information circular and proxy statement (the "JOINT PROXY STATEMENT"), together with any other documents required by the Securities Act of 1933, as amended (the "SECURITIES ACT") or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), in connection with the Arrangement. The Joint Proxy Statement shall constitute (i) the management information circular of Delrina with respect to the Delrina Shareholders Meeting relating to the Arrangement, (ii) the proxy statement of Symantec with respect to the meeting of stockholders of Symantec to be held with respect to the approval by Symantec's stockholders of the issuance of the Symantec Common Stock in connection with the issuance of Symantec Common Stock from time to time upon exchange of the Exchangeable Shares (the "SYMANTEC STOCKHOLDERS MEETING") and
(iii) the prospectus with respect to the issuance by Delrina of the Exchangeable Shares in connection with the Arrangement, which prospectus may, if Symantec's counsel or Delrina's counsel determines it is required by the Securities Act, be included in a registration statement filed by Delrina on Form F-4 or such other registration Form as may be applicable (collectively, the "FORM F-4"). As promptly as practicable after comments are received from the SEC thereon and after the furnishing by Symantec and Delrina of all information required to be contained therein, Symantec and Delrina shall cause the Joint Proxy Statement to be mailed to each company's shareholders. Notwithstanding anything in this Agreement to the contrary, Delrina shall be under no obligation to file the Form F-4 if Symantec shall have determined on the advice of its counsel that the issuance of the Exchangeable Shares pursuant to the Arrangement is exempt from the registration requirements of section 5 of the Securities Act by virtue of section 3(a)(10) thereof. If Symantec determines on the advice of its counsel that it is necessary to file a registration statement on Form S-3 (the "FORM S-3") in order to register the

Symantec Common Stock to be issued from time to time after the Effective Time upon exchange of the Exchangeable Shares, then Symantec shall file the Form S-3 with the SEC and use its best efforts to maintain the effectiveness of such registration for 7 years or for such shorter period as such Exchangeable Shares remain outstanding, and Symantec and Delrina shall use all reasonable efforts to cause the Form S-3 to become effective. Notwithstanding anything herein to the contrary, Symantec shall be under no obligation to file the Form S-3 if it shall have determined on the advice of its outside counsel that the issuance of shares of Symantec Common Stock upon exchange of the Exchangeable Shares after the Effective Time is exempt from the registration requirements of section 5 of the Securities Act by virtue of section 3(a)(9) thereof.

    (b) Each party shall promptly furnish to the other party all information concerning such party and its shareholders as may be reasonably required in connection with any action contemplated by this Section 1.6. The Joint Proxy Statement and, if required, the Form F-4 and Form S-3, shall comply in all material respects with all applicable requirements of law. Each of Symantec and Delrina will notify the other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Joint Proxy Statement or the Form F-4 or Form S-3 or for additional information, and will supply the other with copies of all correspondence with the SEC or its staff with respect to the Joint Proxy Statement or the Form F-4 or Form S-3. Whenever any event occurs which should be set forth in an amendment or supplement to the Joint Proxy Statement or the Form F-4 or Form S-3, Symantec or Delrina, as the case may be, shall promptly inForm the other of such occurrence and cooperate in filing with the SEC or its staff, and/or mailing to stockholders of Symantec and Delrina, such amendment or supplement.

    1.7 REORGANIZATION. The parties intend to adopt this Agreement and the Plan of Arrangement as a plan of reorganization under section 368(a)(1) of the Code, and the parties intend to adopt the Arrangement as a reorganization of capital of Delrina under section 86 of the ITA.

    1.8 POOLING OF INTERESTS. The parties intend that the Arrangement be treated as a "pooling of interests" under US GAAP. Promptly following the execution of this Agreement, Symantec and Delrina shall use their respective best efforts to obtain and deliver Affiliates Agreements from their respective affiliates, as contemplated by Section 4.5 and Section 5.5.

    1.9 MATERIAL ADVERSE EFFECT. In this Agreement, any reference to any event, change or effect being "MATERIAL" with respect to any entity or group of entities means any material event, change or effect related to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of such entity or group of entities. In this Agreement, the term "MATERIAL ADVERSE EFFECT" used with respect to a party means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of such party and its subsidiaries, taken as a whole; provided that a Material Adverse Effect shall not include any adverse effect resulting from (i) changes in general economic conditions or conditions generally affecting the personal computer application software industry or (ii) a decline in Delrina's consolidated gross sales revenues for the fiscal quarter ending September 30, 1995 to the extent that such decline is reasonably attributable to the failure of Delrina to have made the first customer shipment in commercial volumes to retail sales channels of its WinFax for Windows 95 product and its other Windows 95-compatible products prior to September 30, 1995.

    1.10   CURRENCY.    Unless  otherwise  specified,  all  references  in  this
Agreement to "dollars" or "$" shall mean United States dollars.

    2.  REPRESENTATIONS AND WARRANTIES OF DELRINA

    Except as set forth in a letter dated the date of this Agreement and delivered by Delrina to Symantec concurrently herewith (the "DELRINA DISCLOSURE LETTER"), Delrina hereby represents and warrants to Symantec that:

    2.1 ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER. Delrina and each of its subsidiaries (the "DELRINA SUBSIDIARIES") is a corporation (or, in the case of Delrina (Wyoming) Limited Liability
Company, is a limited liability company) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, other than in such jurisdictions where the failure so to qualify would not have a Material Adverse Effect on Delrina. Section 2.1 of the Delrina Disclosure Letter sets forth a correct and complete list of the Delrina Subsidiaries, the number of each subsidiary's outstanding capital stock owned by Delrina or another Delrina Subsidiary and a correct and complete list of each jurisdiction in which each of Delrina and each Delrina Subsidiary is duly qualified and in good standing to do business. Delrina has delivered to Symantec's counsel complete and correct copies of the certificate or articles of incorporation (or similar document) and bylaws of Delrina, in each case as amended to the date of this Agreement. Unless otherwise specified, all references in this Agreement to deliveries to Symantec or its counsel shall mean delivery to Symantec's internal General Counsel.

    2.2  CAPITAL STRUCTURE.

    (a) STOCK AND OPTIONS. The authorized capital stock of Delrina consists of an unlimited number of Delrina Common Shares, no par value, and an unlimited number of Preference Shares, no par value (the "DELRINA PREFERRED SHARES"). At the close of business on June 30, 1995, 22,320,716 Delrina Common Shares were issued and outstanding and no Delrina Common Shares were held by Delrina in its treasury. An aggregate of 2,927,773 Delrina Common Shares are reserved and authorized for issuance pursuant to the Delrina Option Plans in respect of which Delrina Options granted pursuant to the Delrina Option Plans to purchase a total of 2,374,035 Delrina Common Shares were outstanding as of June 30, 1995. An aggregate of 40,000 Delrina Common Shares are reserved and authorized for issuance pursuant to Delrina's Canadian and U.S. Employee Stock Purchase Plans. There are no outstanding Delrina Options that have not been granted under these plans. No Delrina Preferred Shares are issued or outstanding. All outstanding Delrina Common Shares have been duly authorized, validly issued, are fully paid and nonassessable and not subject to preemptive rights. All issued and outstanding shares of the capital stock of each of the Delrina Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to any right of rescission, and have been offered, issued, sold and delivered by Delrina in compliance with all registration, qualification and prospectus requirements (or applicable exemptions therefrom) of applicable federal, provincial and state securities laws. Except as set forth in Section
2.1 of the Delrina Disclosure Letter, Delrina does not have any subsidiaries or any equity interest, direct or indirect, in any corporation, partnership, joint venture or other business entity. With respect to each such Delrina Subsidiary, the Delrina Disclosure Letter lists all shareholders, the number of shares held by each shareholder, the number of directors (or local law equivalent) of such Delrina Subsidiary and the officers (or local law equivalent) of such Delrina Subsidiary. Delrina has provided to Symantec's counsel a correct and complete list of each Delrina Option outstanding as of the date hereof, including the name of the holder of such Delrina Option, the grant date of each Delrina Option, the Delrina Option Plan pursuant to which such Delrina Option was issued, the number of shares covered by such Delrina Option, the per share exercise price of such Delrina Option and the vesting schedule applicable to each such Delrina Option.

    (b)   NO  OTHER COMMITMENTS.   Except for  the Delrina  Options disclosed in
Section 2.2(a) above and listed in the Delrina Disclosure Letter, there are no options, warrants, calls, rights, commitments, conversion rights or agreements of any character to which Delrina or any of the Delrina Subsidiaries is a party or by which Delrina or any of the Delrina Subsidiaries is bound obligating Delrina or any of the Delrina Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock of Delrina or any of the Delrina Subsidiaries or securities convertible into or exchangeable for shares of capital stock of Delrina or any of the Delrina Subsidiaries, or obligating Delrina or any of the Delrina Subsidiaries to grant, extend or enter into any such option, warrant, call, right, commitment, conversion right or agreement. There are no voting trusts or other agreements or understandings to which Delrina is a party with respect to the voting of the capital stock of Delrina or any of the Delrina Subsidiaries.

    (c) REGISTRATION RIGHTS. Delrina is not under any obligation to register under the Securities Act any of its presently outstanding securities or any securities that may be subsequently issued.

    2.3  AUTHORITY.

    (a) CORPORATE ACTION. Delrina has all requisite corporate power and authority to enter into this Agreement and, subject to approval of this Agreement and the Arrangement by the shareholders of Delrina and approval by the Court, to perForm its obligations hereunder and to consummate the Arrangement and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by Delrina and, subject to approval of this Agreement and the Arrangement by the shareholders of Delrina and approval by the Court, the consummation by Delrina of the Arrangement and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Delrina. This Agreement has been duly executed and delivered by Delrina and this Agreement is the valid and binding obligation of Delrina, enforceable in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

    (b) NO CONFLICT. Neither the execution, delivery and performance of this Agreement or the Plan of Arrangement by Delrina, nor the consummation of the transactions contemplated hereby or thereby by Delrina nor compliance with the provisions hereof or thereof by Delrina will: (i) conflict with, or result in any violations of, the articles of incorporation or bylaws of Delrina or any equivalent document of any of the Delrina Subsidiaries, or (ii) result in any breach of or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Delrina or any of the Delrina Subsidiaries under, any term, condition or provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Delrina or any of the Delrina Subsidiaries or their respective properties or assets, other than any such breaches, defaults, losses, liens, security interests, charges or encumbrances which, individually or in the aggregate, would not have a Material Adverse Effect on Delrina; or (iii) except for the requirement under the OBCA that the Arrangement be approved by the holders of at least two-thirds (or such other proportion as may be set out in the Interim Order) of the outstanding Delrina Common Shares who are permitted to, and who, vote in accordance with the OBCA at the Delrina Shareholders Meeting, require the affirmative vote of the holders of greater than a majority of the issued and outstanding Delrina Common Shares.

    (c) GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (each a "GOVERNMENTAL ENTITY"), is required to be obtained by Delrina or any of the Delrina Subsidiaries in connection with the execution and delivery of this Agreement or the Plan of Arrangement or the consummation of the transactions contemplated hereby or thereby, except for: (i) the filing with the Ontario Securities Commission (the "OSC") and the Court and the mailing to shareholders of Delrina of the Joint Proxy Statement relating to the meeting of the shareholders of Delrina (the "DELRINA SHAREHOLDERS MEETING") to be held with respect to the approval by Delrina's shareholders of this Agreement and the Arrangement, (ii) the filing of the Form F-4 or the furnishing to the SEC of such reports and information under the Exchange Act and the rules and regulations promulgated by the SEC thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby (the "SEC FILINGS"); (iii) approval of the Court to the Arrangement and the filings of the Articles of Arrangement and any other required amalgamation, arrangement or other documents as required by the OBCA; (iv) such filings, authorizations, orders and approvals as may be required under state "control share acquisition," "anti-takeover" or other similar statutes and regulations (collectively, "State Takeover Laws"); (v) such filings, authorizations, orders and approvals as may be required under the Securities Act (Ontario) and other relevant Canadian securities statutes, any other applicable federal, provincial or state securities laws and the rules of the National Association of Securities Dealers, Inc. (the "NASD") or The Toronto Stock Exchange (the "TSE"); (vi) such filings and notifications as may be necessary under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"); (vii) required notices and filings under the Investment Canada Act and under the Competition Act (Canada); and (viii) where the failure to obtain such consents, approvals, etc., would not prevent or delay the consummation of the Arrangement or otherwise prevent Delrina from performing its obligations under this Agreement and would not reasonably be expected to have a Material Adverse Effect on Delrina.

    2.4  SECURITIES REGULATORY AUTHORITY REPORTS AND FINANCIAL STATEMENTS.

    (a) CANADIAN COMPLIANCE. Since June 30, 1993, Delrina has filed all forms, reports and documents with the OSC required to be filed by it pursuant to the Securities Act (Ontario) and the regulations promulgated thereunder and the applicable policies and rules of the OSC (collectively, the "DELRINA OSC
REPORTS"), all of which have complied in all material respects with all applicable requirements of such statute, regulations, policies and rules. None of the Delrina OSC Reports, at the time filed or as subsequently amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Delrina has delivered to Symantec's outside counsel correct and complete copies of each Delrina OSC Report.

    (b) SEC REPORTS. Delrina has delivered to Symantec's counsel correct and complete copies of each report, schedule, registration statement and definitive proxy statement (other than preliminary material) filed by Delrina with the SEC on or after June 30, 1993 (the "DELRINA SEC DOCUMENTS"), which are all the documents that Delrina was required to file with the SEC on or after such date. As of their respective dates or, in the case of registration statements, their effective dates (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), none of the Delrina SEC Documents (including all exhibits and schedules thereto and documents incorporated by reference therein) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Delrina SEC Documents complied when filed in all material respects with the then applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated by the SEC thereunder. Delrina has filed all material documents and agreements which were required to be filed as exhibits to the Delrina SEC Documents.

    (c) FINANCIAL STATEMENTS. The consolidated balance sheets and the consolidated statements of operations, retained earnings and cash flows (including the related notes thereto) of Delrina contained in the Delrina OSC Reports present fairly the consolidated financial position and the consolidated results of operations and cash flows of Delrina and its consolidated Delrina Subsidiaries as of the dates or for the periods presented therein in conformity with Canadian generally accepted accounting principles applied on a consistent basis during the periods involved, except as otherwise noted therein and subject in the case of quarterly financial statements to normal and recurring year-end audit adjustments.

    2.5 INFORMATION SUPPLIED. None of the information supplied or to be supplied by Delrina for inclusion or incorporation by reference in the Joint Proxy Statement (and, if filed, the Form F-4) will, at the time the Joint Proxy Statement is mailed to the shareholders of Delrina and at the time of the Delrina Shareholders Meeting (and, if filed, at the time the Form F-4 is declared effective), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Joint Proxy Statement will comply as to Form in all material respects with the provisions of the OBCA and applicable Canadian securities laws and the rules and regulations promulgated thereunder.

    2.6 COMPLIANCE WITH APPLICABLE LAWS. Except as disclosed in the Delrina OSC Reports filed prior to the date of this Agreement, the businesses of Delrina and the Delrina Subsidiaries are not being conducted in violation of any law, ordinance, regulation, rule or order of any Governmental Entity where such violation would have a Material Adverse Effect. Except as disclosed in the Delrina OSC Reports filed prior to the date of this Agreement, Delrina has not been notified by any Governmental Entity that any investigation or review with respect to Delrina or any of the Delrina Subsidiaries is pending or threatened, nor has any Governmental Entity notified Delrina of its intention to conduct the same. Delrina and the Delrina Subsidiaries have all material permits, licenses and franchises from Governmental Entities required to conduct their businesses as now being conducted, and are in material compliance with all such permits, licenses and franchises, except for those whose absence would not have a Material Adverse Effect on Delrina.

    2.7 LITIGATION. Except as disclosed in the Delrina OSC Reports filed prior to the date of this Agreement, there is no suit, action, arbitration, demand, claim or proceeding pending or, to the best knowledge of Delrina, threatened against Delrina or any of the Delrina Subsidiaries that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Delrina; nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Delrina or any of the Delrina Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Delrina. Delrina has made available to Symantec correct and complete copies of all correspondence prepared by its counsel for Delrina's auditors in connection with the last two completed audits of Delrina's financial statements and any such correspondence since the date of the last such audit.

    2.8  ERISA AND OTHER COMPLIANCE.

    (a) Delrina shall deliver to Symantec prior to Closing a list of all employees of Delrina and of any Delrina Subsidiary ("EMPLOYEES"), their salaries and the date and amount of their most recent salary increase. The Delrina Disclosure Letter identifies (i) each "employee benefit plan," as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), regardless of whether ERISA is applicable thereto, and (ii) all other Delrina Benefit Arrangements (as defined below) (including those sponsored by the federal or any provincial government of Canada), and all other material written or formal plans or agreements, if any, which currently provides compensation or benefits to any Employee or former employee of Delrina or any of the Delrina Subsidiaries (including any employment agreements entered into between Delrina or any of the Delrina Subsidiaries and any Employee and workers' compensation, unemployment compensation and other government-mandated programs) and which is currently or previously was maintained, contributed to or entered into by Delrina or any of the Delrina Subsidiaries under which Delrina or any of the Delrina Subsidiaries or any ERISA Affiliate (as defined below) thereof has any present obligation or liability (collectively, the "DELRINA EMPLOYEE PLANS"). For purposes of this Section 2.8, "ERISA Affiliate" shall mean any entity which is a member of (A) a "controlled group of corporations," as defined in section 414(b) of the Code, (B) a group of entities under "common control," as defined in section 414(c) of the Code, or (C) an "affiliated service group," as defined in section 414(m) of the Code, or treasury regulations promulgated under section 414(o) of the Code, any of which includes Delrina or any of the Delrina Subsidiaries. Copies of all Delrina Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and any summary plan descriptions shall have been delivered to Symantec or its counsel prior to Closing (as defined in Section 6.1), together with the three most recent annual reports (Form 5500, including, if applicable, schedule B thereto) prepared in connection with any such Delrina Employee Plan. All Delrina Employee Plans which individually or collectively would constitute an "employee pension benefit plan," as defined in section 3(2) of ERISA (collectively, the "DELRINA PENSION PLANS"), are identified as such in the Delrina Disclosure Letter. All contributions due from Delrina or any of the Delrina Subsidiaries through the Effective Time with respect to any of the Delrina Employee Plans has been or will be timely made as required under ERISA or any other applicable legislation or have been accrued on Delrina's or any such Delrina Subsidiary's financial statements as of March 31, 1995. Each Delrina Employee Plan is in compliance in all material respects with, and has been maintained in material compliance with its terms and with the requirements prescribed by, any and all statutes, orders, rules and regulations, including, without limitation, ERISA and the Code, which are applicable to such Delrina Employee Plans. Each Delrina Employee Plan that is required or intended to be qualified under applicable law or registered or approved by a governmental agency or authority has been so qualified, registered or approved by the appropriate governmental agency or authority, and nothing has occurred since the date of the last qualification, registration or approval to adversely affect, or cause, the appropriate governmental agency or authority to revoke, such qualification, registration or approval.

    (b) No Delrina Pension Plan constitutes, or has since the enactment of ERISA constituted, a "multiemployer plan," as defined in section 3(37) of ERISA. No Delrina Pension Plans are subject to Title IV of ERISA. No "prohibited transaction," as defined in section 406 of ERISA or section 4975 of the Code, has occurred with respect to any Delrina Employee Plan which is covered by Title I of ERISA which would result in a material liability to Delrina and the Delrina Subsidiaries taken as a whole, excluding transactions effected pursuant to a statutory or administrative exemption. Nothing done or omitted to be done and no transaction or holding of any asset under or in connection with any Delrina Employee Plan has or will make Delrina or any officer or director of Delrina subject to any material liability under Title I of ERISA or liable for any material Tax (as defined in Section 2.14) or penalty pursuant to sections 4972, 4975, 4976 or 4979 of the Code or section 502 of ERISA.

    (c) Any Delrina Pension Plan which is intended to be qualified under section 401(a) of the Code (a "DELRINA 401(a) Plan") is so qualified and has been so qualified during the period from its adoption to date, and the trust forming a part thereof is exempt from tax pursuant to section 501(a) of the Code. Delrina has delivered to Symantec or its counsel a complete and correct copy of the most recent Internal Revenue Service determination letter with respect to each Delrina 401(a) Plan.

    (d) Except  for  those  Delrina  Benefit  Arrangements  (as  defined  below)
regarding severance benefits or employment termination which exist under the employment laws, regulations or judicial decisions relating to employers in Canada and other jurisdictions in which Delrina or any Delrina Subsidiary has employees ("EMPLOYER LAWS"), the Delrina Disclosure Letter identifies each employment, consulting, severance or other similar contract, arrangement or policy and each plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' benefits, vacation benefits, severance benefits, disability benefits, death benefits, hospitalization benefits, retirement benefits, deferred compensation, profit-sharing, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits for employees, consultants or directors which (A) is not a Delrina Employee Plan, (B) is entered into, maintained or contributed to, as the case may be, by Delrina or any of the Delrina Subsidiaries and (C) covers any Employee or former employee of Delrina or any of the Delrina Subsidiaries. Such contracts, plans and arrangements as are described in this Section 2.8(d) are herein referred to collectively as the "DELRINA BENEFIT ARRANGEMENTS." Each Delrina Benefit Arrangement has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Delrina Benefit Arrangement. Delrina has delivered to Symantec or its counsel a complete and correct copy or description of each Delrina Benefit Arrangement. None of the Delrina Benefits Arrangements or Delrina Employee Plans promises or provides retiree medical or retiree insurance benefits to any person.

    (e) There has been no amendment to, written interpretation or announcement by Delrina or any of the Delrina Subsidiaries relating to, or change in employee participation or coverage under, any

Delrina Employee Plan or Delrina Benefit Arrangement that would increase materially the expense of maintaining such Delrina Employee Plan or Delrina Benefit Arrangement above the level of the expense incurred in respect thereof for the fiscal year ended June 30, 1995.

    (f) Delrina has provided, or will have provided prior to the Closing, to individuals entitled thereto all required notices and coverage pursuant to section 4980B of the Code and the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), with respect to any "qualifying event" (as defined in section 4980B(f)(3) of the Code) occurring prior to and including the Closing Date (as defined in Section 6.1), and no material Tax payable on account of section 4980B of the Code has been incurred with respect to any Employee or former employees (or their beneficiaries) of Delrina or any of the Delrina Subsidiaries.

    (g) No benefit payable or which may become payable by Delrina or any of the Delrina Subsidiaries pursuant to any Delrina Employee Plan or any Delrina Benefit Arrangement or as a result of or arising under this Agreement shall constitute an "excess parachute payment" (as defined in section 280G(b)(1) of the Code) which is subject to the imposition of an excise Tax under section 4999 of the Code or which would not be deductible by reason of section 280G of the Code.

    (h) Delrina and each Delrina Subsidiary is in compliance in all material respects with all applicable laws, agreements and contracts relating to employment, employment practices, wages, hours, and terms and conditions of employment, including, but not limited to, employee compensation matters, but not including ERISA.

    (i) Delrina and each Delrina Subsidiary believes it has good labor relations; nothing has come to Delrina's attention as a result of the negotiation or entering into of this Agreement that would lead Delrina to believe that the consummation of the transactions contemplated hereby will have a Material Adverse Effect on labor relations; and neither Delrina nor any Delrina Subsidiary has any knowledge that any of its or their key employees intends to leave its or their employ except to the extent such knowledge is obtained by Delrina through Symantec.

    (j) Neither Delrina or any of its Subsidiaries has an employment contract or material consulting agreement currently in effect that is not terminable at will (other than agreements with the sole purpose of providing for the confidentiality of proprietary information or assignment of inventions), except as such termination rights are limited under Employer Laws. All Employees and all officers and consultants of Delrina and the Delrina Subsidiaries having access to proprietary information of Delrina have executed and delivered to Delrina an agreement regarding the protection of such proprietary information and the assignment of inventions to Delrina; copies of the forms of all such agreements have been delivered or made available to Symantec's counsel.

    2.9 ABSENCE OF UNDISCLOSED LIABILITIES. At March 31, 1995 (the "DELRINA BALANCE SHEET DATE"), (i) neither Delrina nor any of the Delrina Subsidiaries had any liabilities or obligations of any nature (matured or unmatured, fixed or contingent) which were material to Delrina and the Delrina Subsidiaries, taken as a whole, and were not provided for in the consolidated balance sheet of Delrina at the Delrina Balance Sheet Date, a copy of which is attached hereto as
EXHIBIT 2.9 (the "DELRINA BALANCE SHEET"); and (ii) all reserves established by Delrina and set forth in the Delrina Balance Sheet were reasonably adequate.

    2.10  ABSENCE  OF CERTAIN CHANGES  OR EVENTS.   Except as  disclosed in  the
Delrina OSC Reports filed prior to the date of this Agreement, since the Delrina Balance Sheet Date there has not occurred:

        (a) any change in the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of Delrina and the Delrina Subsidiaries, that could reasonably be expected to have a Material Adverse Effect on Delrina;

        (b) any amendments or changes in the articles of incorporation or bylaws of Delrina;

        (c) any damage, destruction or loss, whether covered by insurance or not, that could reasonably be expected to have a Material Adverse Effect on Delrina;

        (d) any redemption, repurchase or other acquisition of Delrina Common Shares by Delrina (other than the repurchase of unvested shares at cost pursuant to arrangements with terminated employees or consultants), or any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to Delrina Common Shares;

        (e) any material increase in or material modification of the compensation or benefits payable or to become payable by Delrina to any of its directors or employees, except in the ordinary course of business consistent with past practice;

        (f) any material increase in or material modification of any bonus, pension, insurance or Delrina Employee Plan or Delrina Benefit Arrangement (including, but not limited to, the granting of stock options, restricted stock awards or stock appreciation rights) made to, for or with any of its employees, other than in the ordinary course of business consistent with past practice;

        (g) any acquisition or sale of a material amount of property or assets of Delrina, other than in the ordinary course of business consistent with past practice;

        (h) any alteration in any term of any outstanding security of Delrina;

        (i) (A) other than in the ordinary course of business consistent with past practice or other nonmaterial amounts, any incurrence, assumption or guarantee by Delrina of any debt for borrowed money; (B) any issuance or sale of any securities convertible into or exchangeable for debt securities of Delrina; or (C) any issuance or sale of options or other rights to acquire from Delrina, directly or indirectly, debt securities of Delrina or any securities convertible into or exchangeable for any such debt securities;

        (j) other than in the ordinary course of business consistent with past practice or other nonmaterial amounts, any creation or assumption by Delrina of any mortgage, pledge, security interest or lien or other encumbrance on any asset;

        (k) other than in the ordinary course of business consistent with past practice, any making of any loan, advance or capital contribution to or investment in any person other than (i) travel loans or advances made in the ordinary course of business of Delrina, (ii) other loans and advances in an aggregate amount which does not exceed $100,000 outstanding at any time and
    (iii) purchases on the open market of liquid, publicly traded securities;

        (l) any entering into, amendment of, relinquishment, termination or non-renewal by Delrina of any material contract, lease transaction, commitment or other right or obligation other than in the ordinary course of business;

        (m) any transfer or grant of a material right under the Delrina Intellectual Property Rights (as defined in Section 2.15 below), other than those transferred or granted in the ordinary course of business;

        (n) any labor dispute or charge of unfair labor practice (other than routine individual grievances), any activity or proceeding by a labor union or representative thereof to organize any employees of Delrina or any campaign being conducted to solicit authorization from employees to be represented by such labor union; or

        (o) any agreement or arrangement made by Delrina to take any action which, if taken prior to the date hereof, would have made any representation or warranty set forth in this Agreement materially untrue or incorrect as of the date when made unless otherwise disclosed.

    2.11 AGREEMENTS. Section 2.11 of the Delrina Disclosure Letter sets forth a list of any of the following written or oral contracts, agreements and other instruments, copies of each of which written contracts, agreements or instruments have been delivered to Symantec's counsel:

        (a) contract with or commitment to any labor union;

        (b) continuing contract for the future purchase, sale or manufacture of products, material, supplies, equipment or services requiring payment to or from Delrina or any Delrina Subsidiary in an amount in excess of $500,000 per annum (i) which is not terminable on 120 days' or less notice without cost or other liability at or at any time after the Effective Time or (ii) in which Delrina or such Delrina Subsidiary has granted or received manufacturing rights, most favored nations pricing provisions or exclusive marketing rights relating to any product, group of products or territory;

        (c) contract providing for the development of software for, or license of software to, Delrina, or other Intellectual Property Rights used or incorporated in one or more of the products referred to in Section 2.16 of the Delrina Disclosure Letter (other than software licensed to Delrina from a third party as to which Delrina has a fully-paid perpetual license to use and distribute as Delrina is currently doing without any restrictions or requirements as to how the Delrina Published Product is marketed, or that is generally available to the public from such third party at a per copy license fee of less than $5,000, but including any site or corporate license and each agreement providing for either the delivery of source code or the escrow of source code for the benefit of the licensee or any OEM, distribution or other agreement that requires Delrina to perform any ongoing development of software including updates and error corrections);

        (d) joint venture contract or other agreement which has involved or is reasonably expected to involve a sharing of profits or losses in excess of $25,000 per annum with any other party;

        (e) indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment for the borrowing of money, for a line of credit or for a leasing transaction of a type required to be capitalized in accordance with Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board;

        (f) lease or other agreement under which Delrina or any Delrina Subsidiary is lessee of or holds or operates any items of tangible personal property or real property owned by any third party and under which payments to such third party exceed $100,000 per annum;

        (g) agreement or arrangement for the sale of any assets, properties or rights having a value in excess of $25,000, other than in the ordinary course of business consistent with past practice;

        (h) agreement which restricts Delrina or any Delrina Subsidiary from engaging in any aspect of its business or competing in any line of business in any geographic area or in any functional area or that requires Delrina or any Delrina Subsidiary to distribute or use exclusively a third party technology or product;

        (i) agreement between or among Delrina or any Delrina Subsidiary regarding intercompany loans, revenue or cost sharing, ownership or license of Delrina IP Rights, intercompany royalties or dividends or similar matters;

        (j)    written  dealer,  distributor,  sales  representative,   original
    equipment manufacturer, value added remarketer or other agreement for the ongoing distribution of the Delrina Products (as defined in Section 2.16);

        (k) to the extent not identified in Section 2.8 of the Delrina Disclosure Letter, contract or commitment for the employment of any officer, employee or consultant or any other type of contract or understanding with any officer, employee or consultant which is not immediately terminable without cost or other liability (except for normal severance benefits available to employees generally as set forth in any Delrina Benefit Plan and except for limitations on such termination rights as exist under applicable Employer Laws;

        (l) any other loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement which is not otherwise disclosed elsewhere in the Delrina Disclosure Letter, the breach or termination of which would have a Material Adverse Effect on Delrina; and

        (m) Delrina IP Rights Agreement (as defined in Section 2.15 below) or other material agreements relating to Delrina Products (as defined in Section 2.16 below) other than any Delrina IP Rights Agreement or other such material agreement already identified in response to Section 2.11(c) above or elsewhere in the Delrina Disclosure Letter.

    2.12 NO DEFAULTS. Except as disclosed in the Delrina OSC Reports filed prior to the date of this Agreement, to Delrina's knowledge, neither it nor any of the Delrina Subsidiaries is in default under, and there exists no event, condition or occurrence which, after notice or lapse of time, or both, would constitute such a default by Delrina or any of the Delrina Subsidiaries under, any contract or agreement to which Delrina or any of the Delrina Subsidiaries is a party and which would, if terminated due to such default, have, insofar as can reasonably be foreseen, a Material Adverse Effect on Delrina.

    2.13 CERTAIN AGREEMENTS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of Delrina or any of the Delrina Subsidiaries from Delrina or any of the Delrina Subsidiaries, under any Delrina Employee Plan, Delrina Benefit Arrangement or otherwise, (ii) materially increase any benefits otherwise payable under any Delrina Employee Plan or Delrina Benefit Arrangement or (iii) result in the acceleration of the time of payment or vesting of any such benefits, including but not limited to the time of exercise of stock options.

    2.14 TAXES. Delrina and each of the Delrina Subsidiaries have timely filed, or caused to be filed, all Tax Returns (as defined below) required to be filed by them (all of which returns were correct and complete in all material respects) and have paid or withheld, or caused to be paid or withheld, all Taxes (as defined below) that are due and payable, and Blue has provided adequate accruals in accordance with Canadian generally accepted accounting principles in its Financial Statements for any Taxes that have not been paid, whether or not shown as being due on any returns. Since the Delrina Balance Sheet Date, no material Tax liability has been assessed, proposed to be assessed, incurred or accrued other than in the ordinary course of business. Neither Delrina nor any Delrina Subsidiary has received any written notification that any material issues have been raised (and are currently pending) by Revenue Canada, the Internal Revenue Service or any other taxing authority, including, without limitation, any sales tax authority, in connection with any of the Tax Returns referred to above, and no waivers of statutes of limitations have been given or requested with respect to Delrina or any of the Delrina Subsidiaries, in each case except for any such written notices or waivers which have not had and could not reasonably be expected to have a Material Adverse Effect. There are no material proposed (but unassessed) additional Taxes, none have been asserted and no Tax liens have been filed other than for Taxes not yet due and payable. None of Delrina or any of the Delrina Subsidiaries (i) has made an election to be treated as a "consenting corporation" under section 341(f) of the Code or (ii) is a "personal holding company" within the meaning of section 542 of the Code.

    As used in this Agreement, "TAX" and "TAXES" means, with respect to any entity, (A) all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all capital, gross receipts, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, utility, compensation, social security, workers' compensation, unemployment insurance or compensation, stamp, occupation, premium, property or windfall profits taxes, alternative or add-on minimum taxes, customs duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties or additional amounts imposed by any taxing authority (domestic or foreign) on such entity, and any interest, penalties, additional taxes and additions to tax imposed with respect to the foregoing, and
(B) any liability for the payment of any amount of the type described in the immediately preceding clause (A) as a result of being a "transferee" (within the meaning of section 6901 of the Code or any other applicable law) of another entity or a member of an affiliated or combined group. As used in this Agreement, "TAX RETURNS" means all returns relating to Taxes.

    2.15    INTELLECTUAL PROPERTY.   Except  in  each case  as disclosed  in the
Delrina OSC Reports filed prior to the date of this Agreement and subject to the matters disclosed in Section 2.7 of the Delrina Disclosure Letter:

        (a) Delrina and the Delrina Subsidiaries own, or have the right to use, sell or license all material Intellectual Property Rights (as defined below) necessary or required for the conduct of their respective businesses as presently conducted and as proposed to be conducted by Delrina as of the date hereof (such Intellectual Property Rights being hereinafter collectively referred to as the "DELRINA IP RIGHTS") and such rights to use, sell or license are reasonably sufficient for such conduct of their respective businesses;

        (b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute a material breach of any assignment, conveyance or agreement governing any Delrina IP Right significant to a product that accounted for more than 5% of Delrina's gross revenues for the nine months ended March 31, 1995 (the "DELRINA IP RIGHTS AGREEMENTS"), will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Delrina IP Right or materially impair the right of Delrina and/or the Delrina Subsidiaries to use, sell or license any Delrina IP Right or portion thereof (except where such breach, forfeiture or termination would not have a Material Adverse Effect on Delrina);

        (c) there are no royalties, honoraria, fees or other payments in excess of $100,000 payable by Delrina to any person by reason of the publication or distribution of the Delrina Published Products (as defined in Section 2.16 below) other than as set forth in the Delrina IP Rights Agreements listed in the Delrina Disclosure Letter;

        (d) neither the manufacture, marketing, license, sale or lawful use of any product currently licensed or sold by Delrina or any of the Delrina Subsidiaries or currently under development by Delrina or any of the Delrina Subsidiaries violates any license or agreement between Delrina or any of the Delrina Subsidiaries and any third party or infringes any Intellectual Property Right of any other party; and there is no pending or, to the best knowledge of Delrina, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any Delrina IP Right nor, to the best knowledge of Delrina, is there any basis for any such claim, nor has Delrina received any notice asserting that any Delrina IP Right or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party, nor, to the best knowledge of Delrina, is there any basis for any such assertion, except to the extent that such violation(s), or notice or basis therefor, have not had and could not reasonably be expected to have a Material Adverse Effect on Delrina; and

        (e) Delrina has taken reasonable and practicable steps designed to safeguard and maintain the secrecy and confidentiality of, and its proprietary rights in, all material Delrina IP Rights. All officers, employees involved in the development of products or product documentation and consultants of Delrina or any of the Delrina Subsidiaries have executed and delivered to Delrina or the Delrina Subsidiary an agreement regarding the protection of proprietary information and the assignment to Delrina or the Delrina Subsidiary of all Intellectual Property Rights arising from the services performed for Delrina or the Delrina Subsidiary by such persons; and copies of the forms of all such agreements have been delivered to Symantec's counsel. No current or prior officers, employees or consultants of Delrina claim an ownership interest in any Delrina IP Rights as a result of having been involved in the development of such property while employed by or consulting to Delrina, or otherwise.

    Delrina will deliver prior to Closing a list of all applications, registrations, filings and other formal actions made or taken pursuant to United States, Canadian, provincial, federal, state and foreign laws by Delrina to perfect or protect its interest in Delrina IP Rights, including, without limitation, all patents, patent applications, trademarks and service marks, trademark and service mark applications, copyrights and copyright applications and to the knowledge of Delrina, there is no cancellation, termination or expiration of any such registration or patent that is reasonably foreseeable and is not intended to be renewed or extended by Delrina, except where the failure to renew or extend would not have a Material Adverse Effect on Delrina. To the best of Delrina's knowledge, it is not using any confidential information or trade secrets of any former employer of any past or present employees.

    As used herein, the term "INTELLECTUAL PROPERTY RIGHTS" shall mean all worldwide industrial and intellectual property rights, including, without limitation, patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyright, copyright applications, mask works, franchises, licenses, know-how, trade secrets, customer lists, proprietary processes and formulae, all source and object code, algorithms, architecture, structure, display screens, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records.

    2.16 PRODUCTS AND DISTRIBUTION. Section 2.16 of the Delrina Disclosure Letter contains a complete list of all of the top five software products (by title, determined by aggregate sales receipts by Delrina or any of the Delrina Subsidiaries in fiscal 1994 and fiscal 1995 through March 31, 1995 from such title) published and/or distributed by Delrina or the Delrina Subsidiaries (the "DELRINA PUBLISHED PRODUCTS") and all material products under development or consideration by Delrina or with an estimated public availability date on or prior to March 31, 1996 (the "DELRINA PRODUCTS UNDER DEVELOPMENT" and, collectively with the Delrina Published Products, the "DELRINA PRODUCTS"). The Delrina Disclosure Letter sets forth, for each Delrina Product Under Development, the currently estimated public availability date (which Delrina believes to be reasonable).

    2.17 FEES AND EXPENSES. Except for the fees and expenses set forth in the Delrina Disclosure Letter payable to Broadview Associates, L.P., neither Delrina or any of the Delrina Subsidiaries has paid or become obligated to pay any fee or commission to any broker, finder or intermediary in connection with the transactions contemplated by this Agreement.

    2.18 INSURANCE. Delrina and the Delrina Subsidiaries maintain and at all times since January 1, 1993 have maintained fire and casualty, general liability, business interruption, product liability and sprinkler and water damage insurance that Delrina believes to be reasonably prudent for its business. Delrina will deliver prior to Closing a list of all such insurance policies presently in effect, and correct and complete copies of all such policies along with a history of claims made under such policies will have been provided to Symantec or its counsel prior to Closing.

    2.19 OWNERSHIP OF PROPERTY. Except (a) as disclosed in the Delrina OSC Reports filed prior to the date of this Agreement, (b) for liens for current Taxes not yet delinquent or (c) for liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen and the like, Delrina and each of the Delrina Subsidiaries owns its real and personal property free and clear of all security interests, mortgages, liens, charges, claims, options and encumbrances. All real and tangible personal property of Delrina and each of the Delrina Subsidiaries is generally in good repair and is operational and usable in the operations of Delrina, subject to ordinary wear and tear and subject to technical obsolescence. Neither Delrina nor any Delrina Subsidiary is in violation of any zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of owned or leased properties (the violation of which would have a Material Adverse Effect on its business or financial condition), or has received any notice of violation with which it has not complied, except where such violation would not have a Material Adverse Effect on Delrina.

    2.20  ENVIRONMENTAL MATTERS.

        (a) To Delrina's knowledge, during the period that Delrina and the Delrina Subsidiaries have leased or owned their respective properties or owned or operated any facilities, there have been no disposals, releases, emissions, spills, discharges or threatened releases of Hazardous Materials (as defined below) on, from or under such properties or facilities. Delrina has no actual knowledge of any presence, disposals, releases, emissions, spills, discharges or threatened releases of Hazardous Materials on, from or under any of such properties or facilities, which may have occurred prior to Delrina or any of the Delrina Subsidiaries having taken possession of any of such properties and facilities. For the purposes of this Agreement, insofar as properties and facilities in Canada are concerned, "HAZARDOUS MATERIALS" shall mean any pollutant, contaminant, chemical, deleterious substance or industrial, toxic or hazardous waste or substance and, insofar as properties and facilities in the United States are concerned, shall mean any hazardous or toxic substance, material or waste which is or becomes prior to the Closing regulated under, or defined as a "hazardous substance," "pollutant," "contaminant," "toxic chemical," "hazardous chemical" under, (1) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as amended ("CERCLA"); (2) any similar federal, state or local law; or (3) regulations promulgated under any of the above laws or statutes. Insofar as properties and facilities in the United States are concerned, the terms "disposal," "release" and "threatened release" shall have the definitions assigned thereto by CERCLA.

        (b) To Delrina's knowledge, none of the properties, facilities and operations of Delrina and the Delrina Subsidiaries is in violation of any federal, provincial, state, municipal and local laws, statutes, bylaws, ordinances, regulations and orders ("ENVIRONMENTAL LAWS") relating to protection of the environment, occupational health and safety, industrial hygiene or Hazardous Materials. During the time that Delrina or the Delrina Subsidiaries have owned or leased their respective properties and facilities, neither Delrina nor any of the Delrina Subsidiaries nor, to Delrina's knowledge, any third party, has used, generated, manufactured, processed, treated, disposed of, handled or stored on, under or about such properties or facilities or transported to or from such properties or facilities any Hazardous Materials.

        (c) There has been no litigation brought or threatened against Delrina or any of the Delrina Subsidiaries by, or any settlement reached by Delrina or any of the Delrina Subsidiaries with, any party or parties alleging the presence, disposal, emission, spill, discharge, release or threatened release of any Hazardous Materials on, from or under any properties or facilities.

    2.21 INTERESTED PARTY TRANSACTIONS. Except as disclosed in the Delrina OSC Reports filed prior to the date of this Agreement, no officer or director of Delrina or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the Securities Act) of any such person has had, either directly or indirectly, a material interest in: (i) any person or entity which purchases from or sells, licenses or furnishes to Delrina or any of the Delrina Subsidiaries any goods, property, technology or intellectual or other property rights or services; or (ii) any contract or agreement to which Delrina or any of the Delrina Subsidiaries is a party or by which it may be bound or affected.

    2.22 BOARD APPROVAL. The Board of Directors of Delrina has, as of the date hereof, (i) unanimously approved this Agreement and the Arrangement, (ii) determined that the Arrangement is in the best interests of the shareholders of Delrina and is on terms that are fair to such shareholders and (iii) recommended that the shareholders of Delrina approve this Agreement and the Arrangement.

    2.23 VOTE REQUIRED. The affirmative vote of two-thirds of the votes cast by the holders of the outstanding Delrina Common Shares entitled to be cast (or such other vote as may be set out in the Interim Order) is the only vote of the holders of any class or series of Delrina's capital stock necessary to approve this Agreement and the Arrangement.

    2.24 DISCLOSURE. No representation or warranty made by Delrina in this Agreement, nor any document, written information, statement, financial statement, certificate or Exhibit prepared and furnished or to be prepared and furnished by Delrina or its representatives pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contained any untrue statement of a material fact when made, or omitted to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

    2.25 FAIRNESS OPINION. Delrina's Board of Directors has received a written opinion from Broadview Associates, L.P. that the Exchange Ratio is fair to Delrina's shareholders from a financial point of view.

    2.26 RESTRICTIONS ON BUSINESS ACTIVITIES. There is no material agreement, judgment, injunction, order or decree binding upon Delrina or any Delrina Subsidiary that has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Delrina or any Delrina Subsidiary, any acquisition of property by Delrina or any Delrina Subsidiary or the conduct of business by Delrina or any Delrina Subsidiary as currently conducted.

    2.27 POOLING MATTERS. Neither Delrina nor any of its affiliates has, to Delrina's knowledge and based upon consultation with its independent auditors, taken or agreed to take any action that (without giving effect to this Agreement, the transactions contemplated hereby or actions related thereto, or any action taken or agreed to be taken by Symantec or any of its affiliates) would adversely affect the ability of Symantec to account for the business combination to be effected by the Arrangement as a pooling of interests under US GAAP.

    2.28 BOOKS AND RECORDS. The books, records and accounts of Delrina and its Subsidiaries (a) have been maintained in accordance with good business practices on a basis consistent with prior years, (b) are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of Delrina and (c) accurately and fairly reflect the basis for the Delrina Financial Statements. Delrina has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization; and (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with Canadian generally accepted accounting principles, US GAAP or any other criteria applicable to such statements and (ii) to maintain accountability for assets.

    2.29 GOVERNMENT CONTRACTS. All representations, certifications and disclosures made by Delrina to any Government Contract Party (as defined below) have been in all material respects current, complete and accurate at the times they were made. Delrina has no knowledge of, and has no reason to know of, any acts, omissions or noncompliance with regard to any applicable public contracting statute, regulation or contract requirement (whether express or incorporated by reference) relating to any of Delrina's contracts with any Government Contract Party (as defined below) in either case that have led to or could lead to, either before or after the Closing Date, (a) any claim or dispute involving Delrina and/or Symantec as successor in interest to Delrina and any Government Contract Party or (b) any suspension, debarment or contract termination, or proceeding related thereto. Delrina has no knowledge of, and has no reason to know of, any act or omission that relates to the marketing, licensing or selling to any Government Contract Party (as defined below) of any of Delrina technical data and computer software and that has led to or could lead to, either before or after the Closing Date (as defined in Section 6.1 below), any material cloud on any of Delrina's rights in and to its technical data and computer software. Except for (i) Canadian or provincial government incentives for certain nonmaterial employees, and (ii) research tax credits, all of Delrina's development of technical data and computer software was developed exclusively at private expense. For purposes of this Agreement, the term "GOVERNMENT CONTRACT PARTY" means any independent or executive agency, division, subdivision, audit group or procuring office of the Canadian or United States federal government, including any prime contractor of the federal government and any higher level subcontractor of a prime contractor of the federal government, and including any employees or agents thereof, in each case acting in such capacity.

    3.  REPRESENTATIONS AND WARRANTIES OF SYMANTEC

    Except as set forth in a letter dated the date of this Agreement and delivered by Symantec to Delrina concurrently herewith (the "SYMANTEC DISCLOSURE LETTER"), Symantec hereby represents and warrants to Delrina that:

    3.1 ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER. Symantec and each of its subsidiaries (the "SYMANTEC SUBSIDIARIES") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, other than in such jurisdictions where the failure so to qualify would not have a Material Adverse Effect on Symantec. The Symantec Disclosure Letter sets forth a correct and complete list of the Symantec Subsidiaries, the percentage of each such subsidiary's outstanding capital stock owned by Symantec or another subsidiary of Symantec and a correct and complete list of each jurisdiction in which each of Symantec and each Symantec Subsidiary is duly qualified and in good standing to do business. Symantec has delivered to Delrina's counsel complete and correct copies of the certificate of incorporation and bylaws of Symantec as amended to the date of this Agreement. Unless otherwise specified, all references in this Agreement to deliveries to Delrina or its counsel shall mean delivery to its outside counsel, Skadden, Arps, Slate, Meagher & Flom.

    3.2  CAPITAL STRUCTURE.

    (a) The authorized capital stock of Symantec consists of 70,000,000 shares of Symantec Common Stock, of which 38,599,353 shares were issued and outstanding as of June 30, 1995 (the "MEASUREMENT DATE") and 1,000,000 shares of Symantec Preferred Stock, of which there were no shares outstanding as of the Measurement Date. An aggregate of 12,700,000 shares of Symantec Common Stock are reserved and authorized for issuance pursuant to the Symantec 1988 Employees Stock Option Plan (the "SYMANTEC OPTION PLAN"), in respect of which options ("SYMANTEC OPTIONS") to purchase a total of 6,456,418 shares of Symantec Common Stock were outstanding as of the Measurement Date. Options or warrants to purchase an aggregate of 460,577 shares of Symantec Common Stock were outstanding on the Measurement Date to former employees or warrant holders of companies that have been acquired by Symantec. An aggregate of 600,000 shares of Symantec Common Stock are reserved and authorized for issuance pursuant to the Symantec 1988 Directors Stock Option Plan, of which options to purchase a total of 167,500 shares of Symantec Common Stock were outstanding as of the Measurement Date and an aggregate of 450,000 shares of Symantec Common Stock are reserved and authorized for issuance pursuant to the Symantec 1993 Directors Stock Option Plan (collectively, the "SYMANTEC DIRECTORS PLANS"), under which options to purchase 127,250 shares were outstanding as of the Measurement Date. An aggregate of 1,500,000 shares of Symantec Common Stock are reserved and authorized for issuance pursuant to the Symantec 1989 Employee Stock Purchase Plan (the "423 PLAN"), of which 1,207,529 have been issued as of the Measurement Date. As of the Measurement Date, there was $15,000,000 of debt outstanding, convertible at the option of the holders into a maximum of 1,250,000 shares of Symantec Common Stock. All issued and outstanding shares of Symantec Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to any preemptive rights or right of rescission, and have been offered, issued, sold and delivered by Symantec in compliance with all registration, qualification and prospectus requirements (or applicable exemptions therefrom) of applicable federal and state securities laws. Except as set forth in Section 3.2 of the Symantec Disclosure Letter, Symantec does not have any material subsidiaries or any material equity interest, direct or indirect, in any corporation, partnership, joint venture or other business entity. Except as set forth in Section 3.2 of the Symantec Disclosure Letter, all of the shares of capital stock of the Symantec Subsidiaries are owned by Symantec or a Symantec Subsidiary free and clear of all security interests, liens, claims, pledges, agreements, limitations in Symantec's voting rights, charges or other encumbrances of any nature whatsoever.

    (b) NO OTHER COMMITMENTS. Except for the Symantec Options and warrants disclosed in Section 3.2(a) above, there are no options, warrants, calls, rights, commitments, conversion rights or agreements of any character to which Symantec or any of the Symantec Subsidiaries is a party or by which Symantec or any of the Symantec Subsidiaries is bound obligating Symantec or any of the Symantec Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock of Symantec or any of the Symantec Subsidiaries or securities convertible into or exchangeable for shares of capital stock of Symantec or any of the Symantec Subsidiaries, or obligating Symantec or any of the Symantec Subsidiaries to grant, extend or enter into any such option, warrant, call, right, commitment, conversion right or agreement. There are no voting trusts or other agreements or understandings to which Symantec is a party with respect to the voting of the capital stock of Symantec or any of the Symantec Subsidiaries.

    (c) REGISTRATION RIGHTS. Except as set forth in the Symantec Disclosure Letter, Symantec is not under any obligation to register under the Securities Act any of its presently outstanding securities or any securities that may be subsequently issued.

    3.3  AUTHORITY.

    (a) CORPORATE ACTION. Symantec has all requisite corporate power and authority to enter into this Agreement and, subject to approval by the stockholders of Symantec of the issuance of Symantec Common Stock in connection with the Arrangement and upon exchange of the Exchangeable Shares and to approval of the Arrangement by the Court, to perform its obligations hereunder and to consummate the Arrangement and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by Symantec and, subject to approval by the stockholders of Symantec of the issuance of Symantec Common Stock in connection with the Arrangement and upon exchange of the Exchangeable Shares and to approval of the Arrangement by the Court, the consummation by Symantec of the Arrangement and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Symantec. This Agreement has been duly executed and delivered by Symantec and this Agreement is the valid and binding obligation of Symantec, enforceable in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

    (b) NO CONFLICT. Neither the execution, delivery and performance of this Agreement or the Plan of Arrangement by Symantec, nor the consummation of the transactions contemplated hereby or thereby by Symantec nor compliance with the provisions hereof or thereof by Symantec will: (i) conflict with, or result in any violations of the certificate of incorporation or bylaws of Symantec or any of the Symantec Subsidiaries; or (ii) result in any breach or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Symantec or any of the Symantec Subsidiaries under, any term, condition or provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Symantec or any of the Symantec Subsidiaries or their respective properties or assets, other than any such breaches, defaults, losses, liens, security interests, charges or encumbrances which, individually or in the aggregate, would not have a Material Adverse Effect on Symantec; or (iii) require the affirmative vote of the holders of greater than a majority of the issued and outstanding shares of Symantec Common Stock.

    (c) GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained by Symantec or any of the Symantec Subsidiaries in connection with the execution and delivery of this Agreement or the Plan of Arrangement or the consummation of the transactions contemplated hereby or thereby, except for: (i) the filing with the SEC of (A) the Form F-4 or the Form S-3 (if applicable) or (B) the Joint Proxy Statement relating to the Symantec Stockholders Meeting, and (C) such reports and information under the Exchange Act and the rules and regulations promulgated by the SEC thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby; (ii) the filing of the Plan of Arrangement with the Ministry of Consumer and Commercial Relations of the Province of Ontario and appropriate documents with the relevant authorities of other states in which Symantec is qualified to do business; (iii) such filings, authorizations, orders and approvals as may be required under State Takeover Laws; (iv) such filings, authorizations, orders and approvals as may be required under foreign laws, state securities laws and the Bylaws of the NASD; (v) such filings and notifications as may be necessary under the HSR Act; and (vi) where the failure to obtain such consents, approvals, etc., would not prevent or delay the consummation of the Arrangement or otherwise prevent Symantec from performing its obligations under this Agreement and would not reasonably be expected to have a Material Adverse Effect on Symantec.

    3.4  SEC REPORTS AND FINANCIAL STATEMENTS.

    (a) SEC REPORTS. Symantec has delivered to Delrina's counsel correct and complete copies of each report, schedule, registration statement and definitive proxy statement (other than preliminary material) filed by Symantec with the SEC on or after March 31, 1993 (the "SYMANTEC SEC DOCUMENTS"), which are all the documents that Symantec was required to file with the SEC on or after such date. As of their respective dates or, in the case of registration statements, their effective dates (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), none of the Symantec SEC Documents (including all exhibits and schedules thereto and documents incorporated by reference therein) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Symantec SEC Documents complied when filed in all material respects with the then applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated by the SEC thereunder. Symantec has filed all documents and agreements which were required to be filed as exhibits to the Symantec SEC Documents.

    (b) FINANCIAL STATEMENTS. The financial statements of Symantec included in the Symantec SEC Documents complied as to form in all material respects with the then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with US GAAP applied on a consistent basis during the periods involved (except as may have been indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q promulgated by the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, year-end audit adjustments) the consolidated financial position of Symantec and its consolidated Symantec Subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows (or changes in financial position prior to the approval of Statement of Financial Accounting Standards Number 95) for the respective periods then ended.

    3.5 INFORMATION SUPPLIED. None of the information supplied or to be supplied by Symantec for inclusion or incorporation by reference in the Joint Proxy Statement (and, if filed, the Form F-4 and Form S-3) will, at the date the Joint Proxy Statement is mailed to the stockholders of Symantec and at the time of the Symantec Stockholders Meeting (and, if filed, at the time the Form F-4 and Form S-3 are declared effective), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Joint Proxy Statement will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

    3.6 COMPLIANCE WITH APPLICABLE LAWS. Except as disclosed in the Symantec SEC Documents filed prior to the date of this Agreement, the businesses of Symantec and the Symantec Subsidiaries are not being conducted in violation of any law, ordinance, regulation, rule or order of any Governmental Entity where such violation would have a Material Adverse Effect. Except as disclosed in the Symantec SEC Documents filed prior to the date of this Agreement, Symantec has not been notified by any Governmental Entity that any investigation or review with respect to Symantec or any of the Symantec Subsidiaries is pending or threatened, nor has any Governmental Entity notified Symantec of its intention to conduct the same. Symantec and the Symantec Subsidiaries have all material permits, licenses and franchises from Governmental Entities required to conduct their businesses as now being conducted, and are in material compliance with all such permits, licenses and franchises, except for those whose absence would not have a Material Adverse Effect on Symantec.

    3.7 LITIGATION. Except as disclosed in the Symantec SEC Documents filed prior to the date of this Agreement, there is no suit, action, arbitration, demand, claim or proceeding pending or, to the best knowledge of Symantec, threatened against Symantec or any of the Symantec Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Symantec; nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Symantec or any of the Symantec Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Symantec. Symantec has made available to Delrina correct and complete copies of all correspondence prepared by its counsel for Symantec's auditors in connection with the last two completed audits of Symantec's financial statements and any such correspondence since the date of the last such audit.

    3.8  ERISA AND OTHER COMPLIANCE.

    (a) The Symantec Disclosure Letter identifies (i) each "employee benefit plan," as defined in section 3(3) of ERISA, and (ii) all other written or formal plans or agreements involving direct or indirect compensation or benefits in excess of $60,000 per person per annum (including any employment agreements entered into between Symantec or any of the Symantec Subsidiaries and any employee of Symantec or any of the Symantec Subsidiaries, but excluding workers' compensation, unemployment compensation and other government-mandated programs) currently or previously maintained, contributed to or entered into by Symantec or any of the Symantec Subsidiaries under which Symantec or any of the Symantec Subsidiaries or any ERISA Affiliate thereof has any present or future obligation or liability (collectively, the "SYMANTEC EMPLOYEE PLANS"). All Symantec Employee Plans which individually or collectively would constitute an "employee pension benefit plan," as defined in section 3(2) of ERISA (collectively, the "SYMANTEC PENSION PLANS"), are identified as such in the Symantec Disclosure Letter. All contributions due from Symantec or any of the Symantec Subsidiaries through the Effective Time with respect to any of the Symantec Employee Plans has been or will be timely made as required under ERISA or any other applicable legislation or have been accrued on Symantec's or any such Symantec Subsidiary's financial statements as of March 31, 1995. Each Symantec Employee Plan has been maintained in material compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including, without limitation, ERISA and the Code, which are applicable to such Symantec Employee Plans.

    (b) No Symantec Pension Plan constitutes, or has since the enactment of ERISA constituted, a "multiemployer plan," as defined in section 3(37) of ERISA. No Symantec Pension Plans are subject to Title IV of ERISA. No "prohibited transaction," as defined in section 406 of ERISA or section 4975 of the Code, has occurred with respect to any Symantec Employee Plan which is covered by Title I of ERISA which would result in a material liability to Symantec and the Symantec Subsidiaries taken as a whole, excluding transactions effected pursuant to a statutory or administrative exemption. Nothing done or omitted to be done and no transaction or holding of any asset under or in connection with any Symantec Employee Plan has or will make Symantec or any officer or director of Symantec subject to any material liability under Title I of ERISA or liable for any material Tax or penalty pursuant to sections 4972, 4975, 4976 or 4979 of the Code or section 502 of ERISA.

    (c)  Any  Symantec Pension  Plan  which is  intended  to be  qualified under section 401(a) of the Code (a "SYMANTEC 401(A) PLAN") is so qualified and has been so qualified during the period from its adoption to date, and the trust forming a part thereof is exempt from tax pursuant to section 501(a) of the Code. Symantec has delivered to Delrina or its counsel a complete and correct copy of the most recent Internal Revenue Service determination letter with respect to each Symantec 401(a) Plan.

    (d) Each Symantec plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' benefits, vacation benefits, severance benefits, disability benefits, death benefits, hospitalization benefits, retirement benefits, deferred compensation, profit-sharing, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits for employees, consultants or directors (collectively "SYMANTEC BENEFIT ARRANGEMENTS") has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Symantec Benefit Arrangement.

    (e) There has been no amendment to, written interpretation or announcement (whether or not written) by Symantec or any of the Symantec Subsidiaries relating to, or change in employee participation or coverage under, any Symantec Employee Plan or Symantec Benefit Arrangement that would increase materially the expense of maintaining such Symantec Employee Plan or Symantec Benefit Arrangement above the level of the expense incurred in respect thereof for the fiscal year ended March 31, 1995.

    (f) Symantec has provided, or will have provided prior to the Closing (as defined in Section 6.1), to individuals entitled thereto all required notices and coverage pursuant to section 4980B of COBRA, with respect to any "qualifying event" (as defined in section 4980B(f)(3) of the Code) occurring prior to and including the Closing Date, and no material Tax payable on account of section 4980B of the Code has been incurred with respect to any current or former employees (or their beneficiaries) of Symantec or any of the Symantec Subsidiaries.

    (g) No benefit payable or which may become payable by Symantec or any of the Symantec Subsidiaries pursuant to any Symantec Employee Plan or any Symantec Benefit Arrangement or as a result of or arising under this Agreement shall constitute an "excess parachute payment" (as defined in section 280G(b)(1) of the Code) which is subject to the imposition of an excise Tax under section 4999 of the Code or which would not be deductible by reason of section 280G of the Code.

    (h) Symantec and each Symantec Subsidiary is in compliance in all material respects with all applicable laws, agreements and contracts relating to employment, employment practices, wages, hours, and terms and conditions of employment, including, but not limited to, employee compensation matters, but not including ERISA.

    (i) Symantec and each Symantec Subsidiary believes it has good labor relations; nothing has come to Symantec's attention as a result of the negotiation or entering into this Agreement that would lead Symantec to believe that the consummation of the transactions contemplated hereby will have a material adverse effect on labor relations; and neither Symantec nor any Symantec Subsidiary has any knowledge that any of its or their key employees intends to leave its or their employ.

    3.9 ABSENCE OF UNDISCLOSED LIABILITIES. At March 31, 1995 (the "SYMANTEC BALANCE SHEET DATE"), (i) neither Symantec nor any of the Symantec Subsidiaries had any liabilities or obligations of any nature (matured or unmatured, fixed or contingent) which were material to Symantec and the Symantec Subsidiaries, taken as a whole, and were not provided for in the consolidated balance sheet of Symantec at the Symantec Balance Sheet Date, a copy of which is attached hereto as EXHIBIT 3.9 (the "SYMANTEC BALANCE SHEET"); and (ii) all reserves established by Symantec and set forth in the Symantec Balance Sheet were reasonably adequate.

    3.10  ABSENCE  OF CERTAIN CHANGES  OR EVENTS.   Except as  disclosed in  the
Symantec SEC Documents filed prior to the date of this Agreement, since the Symantec Balance Sheet Date there has not occurred:

        (a) any change in the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of Symantec and the Symantec Subsidiaries, taken as a whole that could reasonably be expected to have a Material Adverse Effect on Symantec;

        (b) any amendments or changes in the certificate of incorporation or bylaws of Symantec;

        (c) any damage, destruction or loss, whether covered by insurance or not, that could reasonably be expected to have a Material Adverse Effect on Symantec;

        (d) any redemption, repurchase or other acquisition of shares of Symantec Common Stock by Symantec (other than the repurchase of unvested shares at cost pursuant to arrangements with terminated employees or consultants), or any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to Symantec Common Stock;

        (e) any material increase in or material modification of the compensation or benefits payable or to become payable by Symantec to any of its directors or employees, except in the ordinary course of business consistent with past practice;

        (f) any material increase in or material modification of any bonus, pension, insurance or Symantec Employee Plan or Symantec Benefit Arrangement (including, but not limited to, the granting of stock options, restricted stock awards or stock appreciation rights) made to, for or with any of its employees, other than in the ordinary course of business consistent with past practice;

        (g) any acquisition or sale of a material amount of property or assets of Symantec, other than in the ordinary course of business consistent with past practice;

        (h) any alteration in any term of any outstanding security of Symantec;

        (i) (A) other than in the ordinary course of business consistent with past practice or other nonmaterial amounts, any incurrence, assumption or guarantee by Symantec of any debt for borrowed money; (B) any issuance or sale of any securities convertible into or exchangeable for debt securities of Symantec; or (C) any issuance or sale of options or other rights to acquire from Symantec, directly or indirectly, debt securities of Symantec or any securities convertible into or exchangeable for any such debt securities;

        (j) other than in the ordinary course of business consistent with past practice or other nonmaterial amounts, any creation or assumption by Symantec of any mortgage, pledge, security interest or lien or other encumbrance on any asset;

        (k) other than in the ordinary course of business consistent with past practice, any making of any loan, advance or capital contribution to or investment in any person other than (i) travel loans or advances made in the ordinary course of business of Symantec, (ii) other loans and advances in an aggregate amount which does not exceed $100,000 outstanding at any time and
    (iii) purchases on the open market of liquid, publicly traded securities;

        (l) any entering into, amendment of, relinquishment, termination or non-renewal by Symantec of any material contract, lease transaction, commitment or other right or obligation other than in the ordinary course of business;

        (m) any transfer or grant of a material right under the Symantec IP Rights (as defined in Section 3.15 below), other than those transferred or granted in the ordinary course of business consistent with past practices;

        (n) any labor dispute or charge of unfair labor practice (other than routine individual grievances), any activity or proceeding by a labor union or representative thereof to organize any employees of Symantec or any campaign being conducted to solicit authorization from employees to be represented by such labor union; or

        (o) any agreement or arrangement made by Symantec to take any action which, if taken prior to the date hereof, would have made any representation or warranty set forth in this Agreement materially untrue or incorrect as of the date when made unless otherwise disclosed.

    3.11 AGREEMENTS. Section 3.11 of the Symantec Disclosure Letter sets forth a list of any of the following written or oral contracts, agreements and other instruments, copies of each of which written contracts, agreements or instruments have been delivered to Delrina's counsel:

        (a) contract with or commitment to any labor union;

        (b) continuing contract for the future purchase, sale or manufacture of products, material, supplies, equipment or services requiring payment to or from Symantec or any Symantec Subsidiary in an amount in excess of $500,000 per annum (i) which is not terminable on 120 days' or less notice without cost or other liability at or at any time after the Effective Time or (ii) in which Symantec or such Symantec Subsidiary has granted or received manufacturing rights, most favored nations pricing provisions or exclusive marketing rights relating to any product, group of products or territory;

        (c) contract providing for the development of software for, or license of software to, Symantec, or other Intellectual Property Rights used or incorporated in one or more of the products referred in Section 3.16 of the Symantec Disclosure Letter in (other than software licensed to Symantec from a third party as to which Symantec has a fully-paid perpetual license to use and distribute as Symantec is currently doing without any restriction or requirements as to how the Symantec Published Product is marketed, or that is generally available to the public from such third party at a per copy license fee of less than $5,000, but including any site or corporate license and each agreement providing for either the delivery of source code or the escrow of source code for the benefit of the licensee or any OEM, distribution or other agreement that requires Symantec to perform any ongoing development of software including updates and error corrections);

        (d) joint venture contract or other agreement which has involved or is reasonably expected to involve a sharing of profits or losses in excess of $25,000 per annum with any other party;

        (e) contract or commitment for the employment of any officer, employee or consultant or any other type of contract or understanding with any officer which is not immediately terminable without cost or other liability (except for normal severance benefits available to employees generally as set forth in any Symantec Benefit Arrangement);

        (f) indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment for the borrowing of money, for a line of credit or for a leasing transaction of a type required to be capitalized in accordance with Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board;

        (g) lease or other agreement under which Symantec or any Symantec Subsidiary is lessee of or holds or operates any items of tangible personal property or real property owned by any third party and under which payments to such third party exceed $100,000 per annum;

        (h) agreement or arrangement for the sale of any assets, properties or rights having a value in excess of $25,000 other than in the ordinary course of business consistent with past practice;

        (i) agreement which restricts Symantec or any Symantec Subsidiary from engaging in any aspect of its business or competing in any line of business in any geographic area;

        (j) agreement between or among Symantec or any Symantec Subsidiary regarding intercompany loans, revenue or cost sharing, ownership or license of Symantec IP Rights, intercompany royalties or dividends or similar matters; or

        (k) Symantec IP Rights Agreement (as defined in Section 3.15 below) or other material agreements relating to Symantec Products (as defined in Section 3.16 below) other than any Symantec IP Rights Agreement or other such material agreement already identified in response to Section 3.11(c) above or elsewhere in the Symantec Disclosure Letter.

    3.12 NO DEFAULTS. Except as disclosed in the Symantec SEC Documents filed prior to the date of this Agreement, to Symantec's knowledge, neither it nor any of the Symantec Subsidiaries is in default under, and there exists no event, condition or occurrence which, after notice or lapse of time, or both, would constitute such a default by Symantec or any of the Symantec Subsidiaries under, any contract or agreement to which Symantec or any of the Symantec Subsidiaries is a party and which would, if terminated or modified, have, insofar as can reasonably be foreseen, a Material Adverse Effect on Symantec.

    3.13 CERTAIN AGREEMENTS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of Symantec or any of the Symantec Subsidiaries from Symantec or any of the Symantec Subsidiaries, under any Symantec Employee Plan, Symantec Benefit Arrangement or otherwise, (ii) materially increase any benefits otherwise payable under any Symantec Employee Plan or Symantec Benefit Arrangement or
(iii) result in the acceleration of the time of payment or vesting of any such benefits, including but not limited to the time of exercise of stock options.

    3.14 TAXES. Symantec and each of the Symantec Subsidiaries have timely filed, or caused to be filed, all Tax Returns required to be filed by them (all of which returns were correct and complete in all material respects) and have paid or withheld, or caused to be paid or withheld, all Taxes that are due and payable, and has provided adequate accruals in accordance with US GAAP in its Financial Statements for any Taxes that have not been paid, whether or not shown as being due on any returns. Since the Symantec Balance Sheet Date, no material Tax liability has been assessed, proposed to be assessed, incurred or accrued other than in the ordinary course of business. Neither Symantec nor any Symantec Subsidiary has received any written notification that any material issues have been raised (and are currently pending) by the United States Internal Revenue Service, Revenue Canada or any other taxing authority, including, without limitation, any sales tax authority, in connection with any of the Tax returns referred to above, and no waivers of statutes of limitations have been given or requested with respect to Symantec or any of the Symantec Subsidiaries, in each case except for any such written notices or waivers which have not had and could not reasonably be expected to have a Material Adverse Effect. There are no material proposed (but unassessed) additional Taxes, none have been asserted and no Tax liens have been filed other than for Taxes not yet due and payable. None of Symantec or any of the Symantec Subsidiaries (i) has made an election to be treated as a "consenting corporation" under section 341(f) of the Code or (ii) is a "personal holding company" within the meaning of section 542 of the Code. Symantec is not a "specified financial institution" or specified person in relation to any such institution for purposes of subsection 112(2.2) of the Income Tax Act (Canada).

    3.15   INTELLECTUAL PROPERTY.   Except  in  each case  as disclosed  in  the
Symantec SEC Documents filed prior to the date of this Agreement:

        (a) Symantec and the Symantec Subsidiaries own, or have the right to use, sell or license all material Intellectual Property Rights necessary or required for the conduct of their respective businesses as presently conducted (such Intellectual Property Rights being hereinafter collectively referred to as the "SYMANTEC IP RIGHTS") and such rights to use, sell or license are reasonably sufficient for such conduct of their respective businesses;

        (b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute a material breach of any assignment, conveyance or agreement governing any Symantec IP Right significant to a product that accounted for more than 5% of Symantec's gross revenues for the twelve months ended March 31, 1995 (the "SYMANTEC IP RIGHTS AGREEMENTS"), will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Symantec IP Right or materially impair the right of Symantec and/or the Symantec Subsidiaries to use, sell or license any Symantec IP
    Right or portion thereof (except where such breach, forfeiture or termination would not have a Material Adverse Effect on Symantec);

        (c) there are no royalties, honoraria, fees or other payments in excess of $100,000 payable by Symantec to any person by reason of the publication or distribution of the Symantec Published Products (as defined in Section
    3.16 below) other than as set forth in the Symantec IP Rights Agreements listed in the Symantec Disclosure Letter;

        (d) neither the manufacture, marketing, license, sale or lawful use of any product currently licensed or sold by Symantec or any of the Symantec Subsidiaries or currently under development by Symantec or any of the Symantec Subsidiaries violates any license or agreement between Symantec or any of the Symantec Subsidiaries and any third party or infringes any Intellectual Property Right of any other party; and there is no pending or, to the best knowledge of Symantec, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any Symantec IP Right nor, to the best knowledge of Symantec, is there any basis for any such claim, nor has Symantec received any notice asserting that any Symantec IP Right or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party, nor, to the best knowledge of Symantec, is there any basis for any such assertion, except to the extent that such violation(s), or notice or basis therefor, have not had and could not reasonably be expected to have, a Material Adverse Effect on Symantec; and

        (e) Symantec has taken reasonable and practicable steps designed to safeguard and maintain the secrecy and confidentiality of, and its proprietary rights in, all material Symantec IP Rights. All officers, employees and consultants of Symantec or any of the Symantec Subsidiaries have executed and delivered to Symantec or the Symantec Subsidiary an agreement regarding the protection of proprietary information and the assignment to Symantec or the Symantec Subsidiary of all Intellectual Property Rights arising from the services performed for Symantec or the Symantec Subsidiary by such persons. No current or prior officers, employees or consultants of Symantec claim an ownership interest in any Symantec IP Rights as a result of having been involved in the development of such property while employed by or consulting to Symantec, or otherwise.

    3.16 PRODUCTS AND DISTRIBUTION. The Symantec Disclosure Letter contains a complete list of all of the top five software products (by title, determined by aggregate sales receipts by Symantec or any of the Symantec Subsidiaries in fiscal 1995 from such title) published and/or distributed by Symantec or the Symantec Subsidiaries (the "SYMANTEC PUBLISHED PRODUCTS") and the top five material products under development or consideration by Symantec or the Symantec Subsidiaries with a scheduled public availability date on or prior to March 31, 1996 (the "SYMANTEC PRODUCTS UNDER DEVELOPMENT" and, collectively with the Symantec Published Products, the "SYMANTEC PRODUCTS"). The Symantec Disclosure Letter sets forth, for each Symantec Product Under Development, the currently scheduled public availability date (which Symantec believes to be reasonable).

    3.17 FEES AND EXPENSES. Except for the fees and expenses set forth in the Symantec Disclosure Letter payable to Donaldson, Lufkin & Jenrette Securities Corporation, neither Symantec or any of the Symantec Subsidiaries has paid or become obligated to pay any fee or commission to any broker, finder or intermediary in connection with the transactions contemplated by this Agreement.

    3.18 INSURANCE. Symantec and the Symantec Subsidiaries maintain and at all times since January 1, 1993 have maintained fire and casualty, general liability, business interruption, product liability and sprinkler and water damage insurance that Symantec believes to be reasonably prudent for its business.

    3.19 OWNERSHIP OF PROPERTY. Except (a) as disclosed in the Symantec SEC Documents filed prior to the date of this Agreement, (b) for liens for current Taxes not yet delinquent or (c) for liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen and the like, Symantec and each of the Symantec Subsidiaries owns its real and personal property free and clear of all security interests, mortgages, liens, charges, claims, options and encumbrances. All real and tangible personal property of Symantec and each of the Symantec Subsidiaries is generally in good repair and is operational and usable in the operations of Symantec, subject to ordinary wear and tear and subject to technical obsolescence. Neither Symantec nor any Symantec Subsidiary is in violation of any zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of owned or leased properties (the violation of which would have a Material Adverse Effect on its business or financial condition), or has received any notice of violation with which it has not complied, except where such violation would not have a Material Adverse Effect on Symantec.

    3.20  ENVIRONMENTAL MATTERS.

    (a) To Symantec's knowledge, during the period that Symantec and the Symantec Subsidiaries have leased or owned their respective properties or owned or operated any facilities, there have been no disposals, releases or threatened releases of Hazardous Materials on, from or under such properties or facilities. Symantec has no actual knowledge of any presence, disposals, releases or threatened releases of Hazardous Materials on, from or under any of such properties or facilities, which may have occurred prior to Symantec or any of the Symantec Subsidiaries having taken possession of any of such properties or facilities.

    (b) To Symantec's knowledge, none of the properties or facilities of Symantec or the Symantec Subsidiaries is in violation of any federal, state or local law, ordinance, regulation or order relating to industrial hygiene or to the environmental conditions on, under or about such properties or facilities, including, but not limited to, soil and ground water condition. During the time that Symantec or the Symantec Subsidiaries have owned or leased their respective properties and facilities, neither Symantec nor any of the Symantec Subsidiaries nor, to Symantec's knowledge, any third party, has used, generated, manufactured or stored on, under or about such properties or facilities or transported to or from such properties or facilities any Hazardous Materials.

    (c) During the time that Symantec or the Symantec Subsidiaries have owned or leased their respective properties and facilities, there has been no litigation brought or threatened against Symantec or any of the Symantec Subsidiaries by, or any settlement reached by Symantec or any of the Symantec Subsidiaries with, any party or parties alleging the presence, disposal, release or threatened release of any Hazardous Materials on, from or under any of such properties or facilities.

    3.21 INTERESTED PARTY TRANSACTIONS. Except as disclosed in the Symantec SEC Documents filed prior to the date of this Agreement, no officer or director of Symantec or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the Securities Act) of any such person has had, either directly or indirectly, a material interest in: (i) any person or entity which purchases from or sells, licenses or furnishes to Symantec or any of the Symantec Subsidiaries any goods, property, technology or intellectual or other property rights or services; or (ii) any contract or agreement to which Symantec or any of the Symantec Subsidiaries is a party or by which it may be bound or affected.

    3.22 BOARD APPROVAL. The Board of Directors of Symantec has, as of the date hereof, unanimously (i) approved this Agreement and the Arrangement, (ii) determined that the Arrangement is in the best interests of the stockholders of Symantec and is on terms that are fair to such stockholders and (iii) recommended that the stockholders of Symantec approve this Agreement and the Arrangement.

    3.23 VOTE REQUIRED. The affirmative vote of a majority of the votes that holders of the outstanding shares of Symantec Common Stock are entitled to cast is the only vote of the holders of any class or series of Symantec's capital stock necessary to approve the issuance of the Symantec Common Stock issuable upon consummation of the Arrangement and the exchange of the Exchangeable Shares pursuant to this Agreement and the Arrangement.

    3.24 DISCLOSURE. No representation or warranty made by Symantec in this Agreement, nor any document, written information, statement, financial statement, certificate or exhibit prepared and furnished or to be prepared and furnished by Symantec or its representatives pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contained any untrue statement of a material fact when made, or omitted to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

    3.25 FAIRNESS OPINION. Symantec's Board of Directors has received a written opinion from Donaldson, Lufkin & Jenrette Securities Corporation that the Exchange Ratio is fair to Symantec's stockholders from a financial point of view.

    3.26 RESTRICTIONS ON BUSINESS ACTIVITIES. There is no material agreement, judgment, injunction, order or decree binding upon Symantec of any of its Subsidiaries that has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Symantec or any of its Subsidiaries, any acquisition of property by Symantec or any of its Subsidiaries or the conduct of business by Symantec or any of its Subsidiaries as currently conducted.

    3.27 POOLING MATTERS. Neither Symantec nor any of its affiliates has, to Symantec's knowledge and based upon consultation with its independent auditors, taken or agreed to take any action that (without giving effect to this Agreement, the transactions contemplated hereby or actions related thereto, or any action taken or agreed to be taken by Delrina or any of its affiliates) would affect the ability of Symantec to account for the business combination to be effected by the Arrangement as a pooling of interests.

    3.28 BOOKS AND RECORDS. The books, records and accounts of Symantec and its Subsidiaries (a) have been maintained in accordance with good business practices on a basis consistent with prior years, (b) are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of Symantec and (c) accurately and fairly reflect the basis for the Symantec Financial Statements. Symantec has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorization; and (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with US GAAP or any other criteria applicable to such statements and (ii) to maintain accountability for assets.

    3.29 GOVERNMENT CONTRACTS. All representations, certifications and disclosures made by Symantec to any Government Contract Party have been in all material respects current, complete and accurate at the times they were made. Symantec has no knowledge of, and has no reason to know of, any acts, omissions or noncompliance with regard to any applicable public contracting statute, regulation or contract requirement (whether express or incorporated by reference) relating to any of Symantec's contracts with any Government Contract Party in either case that have led to or could lead to, either before or after the Closing Date, (a) any claim or dispute involving Symantec and/or Delrina as successor in interest to Symantec and any Government Contract Party or (b) any suspension, debarment or contract termination, or proceeding related thereto. Symantec has no knowledge of, and has no reason to know of, any act or omission that relates to the marketing, licensing or selling to any Government Contract Party of any of Symantec technical data and computer software and that has led to or could lead to, either before or after the Closing Date (as defined in Section 6.1 below), any material cloud on any of Symantec's rights in and to its technical data and computer software. All of Symantec's development of technical data and computer software was developed exclusively at private expense.

    4.  DELRINA COVENANTS

    4.1 ADVICE OF CHANGES. During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Delrina will promptly advise Symantec in writing (a) of any event occurring subsequent to the date of this

Agreement that would render any representation or warranty of Delrina or Symantec contained in this Agreement, if made on or as of the date of such event or the Closing Date, untrue or inaccurate in any material respect, (b) of any Material Adverse Effect on Delrina and (c) of any breach by Delrina or Symantec of any covenant or agreement contained in this Agreement. To ensure compliance with this Section 4.1, Delrina shall deliver to Symantec as soon as practicable after the end of each monthly and quarterly accounting period ending after the date of this Agreement and before the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, (i) within thirty days after the end of each monthly accounting period, an unaudited statement of consolidated worldwide revenues for Delrina and the Delrina Subsidiaries and an unaudited unconsolidated balance sheet, statement of operations and statement of cash flows for Delrina and each of the Delrina Subsidiaries and (ii) within forty-five days after the end of each quarterly accounting period, an unaudited consolidated balance sheet, statement of operations and statement of cash flows for Delrina, all of which financial statements shall be prepared in the ordinary course of business, in accordance with Delrina's books and records and Canadian generally accepted accounting principles and shall fairly present the consolidated financial position of Delrina and the Delrina Subsidiaries as of their respective dates and the results of Delrina's and the Delrina Subsidiaries' operations for the periods then ended.

    4.2 MAINTENANCE OF BUSINESS. During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Delrina will use its diligent commercial efforts to carry on and preserve its business and its relationships with customers, suppliers, employees and others in substantially the same manner as it has prior to the date hereof. If Delrina becomes aware of any material deterioration in the relationship with any material customer, supplier or key employee, Delrina will promptly bring such information to the attention of Symantec in writing and, if requested by Symantec, Delrina will exert its best efforts to restore the relationship.

    4.3 CONDUCT OF BUSINESS. During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Delrina will continue to conduct its business and maintain its business relationships in the ordinary and usual course and will not (other than as contemplated in Article 1 of this Agreement), without the prior consent of Symantec, which will not be unreasonably withheld:

        (a) borrow any money except for amounts that are not in the aggregate material to the financial condition of Delrina and the Delrina Subsidiaries, taken as a whole;

        (b) enter into any material transaction not in the ordinary course of its business;

        (c) encumber or permit to be encumbered any of its assets except in the ordinary course of its business consistent with past practice;

        (d) dispose of any material portion of its assets except in the ordinary course of business consistent with past practice;

        (e) enter into (except as disclosed in the Delrina Disclosure Letter) any material lease or contract for the purchase or sale or license of any property, real or personal, except in the ordinary course of business consistent with past practice;

        (f) fail to maintain its equipment and other assets in good working condition and repair according to the standards it has maintained to the date of this Agreement, subject only to ordinary wear and tear;

        (g)  pay (or make any oral  or written commitments or representations to pay) any bonus, increased salary or special remuneration to any officer, employee or consultant (except for normal salary increases consistent with past practices not to exceed 10% per year and except pursuant to existing arrangements previously disclosed to Symantec) or enter into or vary the terms of any employment, consulting or severance agreement with any such person, pay any severance or termination pay (other than payments made in accordance with plans or agreements existing on the date hereof and disclosed in the Delrina Disclosure Letter), grant any stock option (except for normal grants to newly hired employees, consultants and directors and "evergreen" or incentive grants to existing employees, consultants and directors pursuant to Delrina's existing option plans or policies consistent with past practice of options to purchase up to an aggregate of 250,000 Delrina Common Shares) or issue any restricted stock, or enter into or modify any agreement or plan or increase benefits of the type described in Section 2.8;

        (h) change accounting methods;

        (i) declare, set aside or pay any cash or stock dividend or other distribution in respect of capital stock, or redeem or otherwise acquire any of its capital stock (other than the repurchase of unvested shares at cost pursuant to arrangements with terminated employees or consultants in the ordinary course of business consistent with Delrina's past practice);

        (j) amend or terminate any material contract, agreement or license to which it is a party except for those amendments or terminations in the ordinary course of its business, consistent with past practice, which are not material in amount or effect;

        (k) lend any amount to any person or entity, other than (i) advances for travel and expenses which are incurred in the ordinary course of business consistent with past practice and documented by receipts for the claimed amounts, (ii) any loans pursuant to any Delrina 401(a) Plan, or (iii) loans to employees of Delrina not exceeding $30,000 in any individual case or $150,000 in the aggregate, which loans shall not be made for the purpose of exercising Delrina Options;

        (l) guarantee or act as a surety for any obligation except for obligations in amounts that are not material in the aggregate;

        (m) waive or release any right or claim except for the waiver or release of non-material claims in the ordinary course of business, consistent with past practice or the waiver or release of rights or claims set forth in the Delrina Disclosure Letter;

        (n) issue or sell any shares of its capital stock of any class (except upon the exercise of a bona fide option or warrant currently outstanding or permitted to be granted under Section 4.3(g)), or any other of its securities, or issue or create any warrants, obligations, subscriptions, options (except as expressly permitted under Section 4.3(g)), convertible securities or other commitments to issue shares of capital stock, or accelerate the vesting of any outstanding option or other security;

        (o) split or combine the outstanding shares of its capital stock of any class or enter into any recapitalization or agreement affecting the number or rights of outstanding shares of its capital stock of any class or affecting any other of its securities;

        (p) subject to Section 9.1(h), merge, consolidate or reorganize with, or acquire any entity, or enter into any agreement to do any of the foregoing, except as set forth in the Delrina Disclosure Letter;

        (q) amend its articles of incorporation or bylaws except as contemplated by this Agreement;

        (r) license any Delrina IP Rights except in the ordinary course of business consistent with past practice;

        (s) agree to any audit assessments by any Tax authority in excess of $200,000 in the aggregate;

        (t) change any insurance coverage or issue any certificates of insurance except in the ordinary course of business consistent with past practice; or

        (u) agree to do, or permit any Delrina Subsidiary to do or agree to do, or enter into negotiations with respect to, any of the things described in the preceding clauses in this Section 4.3.

    4.4 SHAREHOLDER APPROVAL. Delrina will call the Delrina Shareholders Meeting to be held within 45 days after the SEC has indicated that it has no further comments on the Joint Proxy Statement (or, if the Form F-4 is filed, the date on which the Form F-4 is declared effective by the SEC) to submit this Agreement, the Arrangement and related matters for the consideration and approval of the Delrina Shareholders. Such approval will be recommended by Delrina's Board of Directors and management, subject to the fiduciary obligations of its directors and officers. Such meeting will be called, held and conducted, and any proxies will be solicited, in compliance with applicable law. Concurrently with the execution of this Agreement, Dennis Bennie, Mark Skapinker and Bert Amato (collectively, the "DELRINA PRINCIPAL SHAREHOLDERS") have executed Delrina Affiliate Agreements (as defined in Section 4.5), agreeing among other things to vote in favor of the Arrangement, and have executed Stock Option Agreements in the form of EXHIBIT 4.4 (the "OPTION AGREEMENTS") granting Symantec the option to purchase their Delrina Common Shares under certain circumstances.

    4.5 DELRINA AFFILIATE AGREEMENTS. To ensure that the Arrangement will be accounted for as a "pooling of interests" and to ensure compliance with Rule 145 of the rules and regulations promulgated by the SEC under the Securities Act, Delrina's Affiliates have concurrently signed and delivered to Symantec the Delrina Affiliates Agreements in the form of EXHIBIT 4.5 (the "DELRINA AFFILIATE AGREEMENTS") agreeing that such persons will make no disposition of Delrina Common Shares from the date 30 days prior to the Effective Time until Symantec shall have publicly released its first report of quarterly financial statements that include the combined financial results of Delrina and Symantec for a period of at least 30 days of combined operations, and agreeing to certain other restrictions as set forth in such Delrina Affiliate Agreements. For purposes of this Agreement, an "AFFILIATE" shall have the meaning referred to in Rule 145 under the Securities Act.

    4.6 JOINT PROXY STATEMENT. Delrina will mail the Joint Proxy Statement to its shareholders in a timely manner for the purpose of considering and voting upon the Arrangement at the Delrina Shareholders Meeting. Delrina will promptly provide all information relating to its business or operations necessary for inclusion in the Joint Proxy Statement to satisfy all requirements of applicable
U. S. and Canadian state, provincial and federal corporate and securities laws. Delrina shall be solely responsible for any statement, information or omission in the Joint Proxy Statement relating to it or its Affiliates based upon written information furnished by it. Delrina will not provide to its shareholders or publish any material concerning it or its Affiliates that violates applicable Canadian law, the Securities Act or the Exchange Act with respect to the transactions contemplated hereby.

    4.7 REGULATORY APPROVALS. Delrina will promptly execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Entity, which may be reasonably required, or which Symantec may reasonably request, in connection with the consummation of the transactions contemplated by this Agreement. Delrina will use its best efforts to promptly obtain all such authorizations, approvals and consents. Without limiting the generality of the foregoing, as promptly as practicable after the execution of this Agreement, Delrina shall file with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "DOJ"), a pre-Arrangement notification report under the HSR Act and shall make such filings as are necessary under the Investment Canada Act and the Competition Act (Canada).

    4.8 NECESSARY CONSENTS. During the term of this Agreement, Delrina will use its best efforts to obtain such written consents and take such other actions as may be necessary or appropriate in addition to those set forth in Section 4.7 to allow the consummation of the transactions contemplated hereby and to allow Delrina to carry on its business after the Effective Time.

    4.9 ACCESS TO INFORMATION. Delrina will allow Symantec and its agents reasonable access to the files, books, records and offices of Delrina and each Delrina Subsidiary, including, without limitation, any and all information relating to Delrina's Taxes, commitments, contracts, leases, licenses and real, personal and intangible property and financial condition. Delrina will cause its accountants to cooperate with Symantec and its agents in making available to Symantec all financial information reasonably requested, including, without limitation, the right to examine all working papers pertaining to all Tax Returns and financial statements prepared or audited by such accountants.

    4.10 SATISFACTION OF CONDITIONS PRECEDENT. During the term of this Agreement, Delrina will use its best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Article 8, and Delrina will use its best efforts to cause the Arrangement and the other transactions contemplated by this Agreement to be consummated.

    4.11  NO OTHER NEGOTIATIONS.

    (a) From and after the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Delrina and the Delrina Subsidiaries shall not, and shall use their best efforts to see that their respective directors do not, and shall not permit their respective officers, employees, representatives, investment bankers, agents and affiliates to, directly or indirectly, (i) solicit, initiate or engage in discussions or negotiations with any person, encourage submission of any inquiries, proposals or offers by, or take any other action intended or designed to facilitate the efforts of any person, other than Symantec, relating to the possible acquisition of Delrina or any of its Subsidiaries (whether by way of Arrangement, amalgamation, take-over bid, tender offer, purchase of capital stock, purchase of assets or otherwise) or any material portion of its or their capital stock or assets (with any such efforts by any such person, including a firm proposal to make such an acquisition, to be referred to as an "ACQUISITION PROPOSAL"), (ii) provide non-public information with respect to Delrina or any of its Subsidiaries, or afford any access to the properties, books or records of Delrina or its Subsidiaries, to any person, other than Symantec, relating to a possible Acquisition Proposal by any person other than Symantec, (iii) make or authorize any statement, recommendation or solicitation in support of any possible Acquisition Proposal by any person, other than by Symantec, "or (iv) enter into an agreement with any person, other than Symantec, providing for a possible Acquisition Proposal. Delrina, its Subsidiaries, and their respective directors, officers, employees, representatives, investment bankers, agents and affiliates, shall immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

    (b) Notwithstanding the foregoing, prior to the approval of this Agreement and the Arrangement by the Delrina Shareholders at the Delrina Shareholders Meeting, nothing contained in this Agreement shall prevent the Board of Directors of Delrina (or its agents pursuant to its instructions) from (i) engaging in discussions or negotiations with (but not soliciting or initiating such discussions or negotiations or encouraging inquiries from) a party concerning an unsolicited Acquisition Proposal, (ii) providing non-public information with respect to Delrina or the Delrina Subsidiaries that has previously been provided to Symantec or (iii) making any statement or recommendation in support of any Acquisition Proposal, in each case if the Delrina Board of Directors first determines in good faith, based on the advice of outside legal counsel, that such action is required by reason of the fiduciary duties of the members of the Board to Delrina's shareholders under applicable law; provided that in each such event Delrina first notifies Symantec of such determination by the Delrina Board of Directors and provides Symantec with a true and complete copy of any Acquisition Proposal or other written communication concerning a possible Acquisition Proposal received from such third party and of all documents containing or referring to non-public information of Delrina that are supplied to such third party. Except to the extent expressly referenced in this Section 4.11, nothing in such Section however, shall relieve Delrina from complying with the other terms of this Agreement. If Delrina or any of its Subsidiaries receives any unsolicited offer or proposal to enter negotiations relating to an Acquisition Proposal, Delrina shall immediately notify Symantec thereof, including information as to the identity of the party making any such offer or proposal and the specific terms of such offer or proposal, as the case may be. Delrina shall be responsible for any breach of this Section by any of its (or its Subsidiaries') directors, officers, employees, representatives, investment bankers, agents and affiliates.

    4.12 REPRESENTATIONS OF SHAREHOLDERS. Delrina will use its best efforts to cause the Delrina Principal Shareholders to cooperate with counsel to Delrina to assist them in providing the tax opinions called for by Section 7.12.

    4.13 EMPLOYMENT AND NONCOMPETITION AGREEMENTS. Concurrently with the execution of this Agreement, Dennis Bennie, Mark Skapinker, and Bert Amato will have entered into Employment and Noncompetition Agreements in the form attached hereto as EXHIBIT 4.13 (the "NONCOMPETITION AGREEMENTS"), to take effect at the Closing.

    5.  SYMANTEC COVENANTS

    5.1 ADVICE OF CHANGES. During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Symantec will promptly advise Delrina in writing (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of Symantec or Delrina contained in this Agreement, if made on or as of the date of such event or the Closing Date, untrue or inaccurate in any material respect, (b) of any Material Adverse Effect on Symantec and (c) of any breach by Delrina or Symantec of any covenant or agreement contained in this Agreement. To ensure compliance with this Section 5.1, Symantec shall deliver to Delrina as soon as practicable but in any event within thirty days after the end of each monthly accounting period ending after the date of this Agreement and before the earlier of the Effective Time or the termination of this Agreement in accordance with its terms terminated, an unaudited consolidated balance sheet, statement of operations and statement of cash flows for Symantec, which financial statements shall be prepared in the ordinary course of business, in accordance with Symantec's books and records and US GAAP and shall fairly present the consolidated financial position of Symantec as of their respective dates and the results of Symantec's operations for the periods then ended.

    5.2 MAINTENANCE OF BUSINESS. During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Symantec will use its diligent commercial efforts to carry on and preserve its business and its relationships with customers, suppliers, employees and others in substantially the same manner as it has prior to the date hereof. If Symantec becomes aware of any material deterioration in the relationship with any customer, supplier or key employee, it will promptly bring such information to the attention of Delrina in writing and, if requested by Delrina, will exert its best efforts to restore the relationship.

    5.3 CONDUCT OF BUSINESS. During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Symantec will continue to conduct its business and maintain its business relationships in the ordinary and usual course and will not, without the prior consent of Delrina, which will not be unreasonably withheld:

        (a) solicit any proposal from any third party for the acquisition of all or substantially all of the business of Symantec (whether by way of take-over bid, tender offer, purchase of capital stock, purchase of assets or otherwise).

        (b) dispose of any material portion of its assets except in the ordinary course of business consistent with past practice;

        (c) grant any stock option (except for (A) grants pursuant to transactions permitted under Section 5.3(i) and (B) normal grants to newly hired employees, consultants and directors and "evergreen" or incentive grants to existing employees, consultants and directors pursuant to Symantec's existing option plans or policies consistent with past practice of options to purchase up to an aggregate of 850,000 shares of Symantec Common Stock) or issue any restricted stock, or enter into or modify any agreement or plan or increase benefits of the type described in Section 3.8;

        (d) change accounting methods;

        (e) declare, set aside or pay any cash or stock dividend or other distribution in respect of capital stock, or redeem or otherwise acquire any of its capital stock (other than the repurchase of unvested shares at cost pursuant to arrangements with terminated employees or consultants in the ordinary course of business consistent with Symantec's past practice);

        (f) amend or terminate any material contract, agreement or license to which it is a party except for those amendments or terminations in the ordinary course of business consistent with past practice, which are not material in amount or effect;

        (g) issue or sell any shares of its capital stock of any class (except pursuant to transactions described in Section 5.3(i) and except upon the exercise of a bona fide option or warrant currently outstanding or permitted to be granted under Section 5.3(c)), or any other of its securities, or issue or create any warrants, obligations, subscriptions, options (except as expressly permitted under Section 5.3(e)), convertible securities or other commitments to issue shares of capital stock, or accelerate the vesting of any outstanding option or other security;

        (h) split or combine the outstanding shares of its capital stock of any class or enter into any recapitalization or agreement affecting the number or rights of outstanding shares of its capital stock of any class or affecting any other of its securities;

        (i) acquire any entity, enter into, or publicly announce any intention to enter into, any agreement to acquire any entity, except as set forth in the Symantec Disclosure Letter and except for any transactions that would not involve the issuance of Symantec Common Stock or payment by Symantec of other consideration having a value in excess of $300 million;

        (j) amend its certificate of incorporation or bylaws except as contemplated by this Agreement;

        (k) license any Symantec IP Rights except in the ordinary course of business consistent with past practice; or

        (l) agree to any audit assessment by any Tax authority in excess of $200,000 in the aggregate.

    5.4 STOCKHOLDER APPROVAL. Symantec will call the Symantec Stockholders Meeting to be held within 45 days after the SEC has indicated that it has no further comments on the Joint Proxy Statement (or, if the Form F-4 is filed, the date on which the Form F-4 is declared effective by the SEC) to submit the issuance of Symantec Common Stock from time to time upon exchange of the Exchangeable Shares for the consideration and approval of the Symantec Stockholders. Such approval will be recommended by Symantec's Board of Directors and management, subject to the fiduciary obligations of its directors and officers. Such meeting will be called, held and conducted, and any proxies will be solicited, in compliance with applicable law.

    5.5 SYMANTEC AFFILIATE AGREEMENTS. To ensure that the Arrangement will be accounted for as a "pooling of interests," Symantec's Affiliates have concurrently signed and delivered to Symantec the Symantec Affiliates Agreements in the form of EXHIBIT 5.5 (the "SYMANTEC AFFILIATE AGREEMENTS") agreeing that such persons will make no disposition of Symantec Common Stock from the date 30 days prior to the Effective Time until Symantec shall have publicly released its first report of quarterly financial statements that include the combined financial results of Delrina and Symantec for a period of at least 30 days of combined operations, except as set forth in such agreements.

    5.6 JOINT PROXY STATEMENT. Symantec will mail the Joint Proxy Statement to its stockholders in a timely manner, for the purpose of considering and voting at the Symantec Stockholders Meeting upon the issuance of Symantec Common Stock in connection with the Arrangement and the exchange of the Exchangeable Shares. Symantec will promptly provide all information relating to its business or operations necessary for inclusion in the Joint Proxy Statement to satisfy all requirements of applicable U.S. state and federal corporate and securities laws. Symantec shall be solely responsible for any statement, information or omission in the Joint Proxy Statement relating to it or its affiliates based upon written information furnished by it. Symantec will not provide or publish to its stockholders any material concerning it or its affiliates that violates the Securities Act or the Exchange Act with respect to the transactions contemplated hereby.

    5.7 REGULATORY APPROVALS. Symantec will promptly execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any governmental body, federal, state, local or foreign which may be reasonably required, or which Delrina may reasonably request, in connection with the consummation of the transactions contemplated by this Agreement. Symantec will use its best efforts to promptly obtain all such authorizations, approvals and consents. Without limiting the generality of the foregoing, as promptly as practicable after the execution of this Agreement, Symantec shall file with the FTC and the DOJ a pre-Arrangement notification report under the HSR Act and shall make such filings as are necessary under the Investment Canada Act and the Competition Act (Canada).

    5.8 NECESSARY CONSENTS. During the term of this Agreement, Symantec will use its best efforts to obtain such written consents and take such other actions as may be necessary or appropriate in addition to those set forth in Section 5.7 to allow the consummation of the transactions contemplated hereby.

    5.9 ACCESS TO INFORMATION. Symantec will allow Delrina and its agents reasonable access to the files, books, records and offices of Symantec and each Symantec Subsidiary, including, without limitation, any and all information relating to Symantec's Taxes, commitments, contracts, leases, licenses and real, personal and intangible property and financial condition. Symantec will cause its accountants to cooperate with Delrina and its agents in making available to Delrina all financial information reasonably requested, including, without limitation, the right to examine all working papers pertaining to all Tax Returns and financial statements prepared or audited by such accountants.

    5.10 SATISFACTION OF CONDITIONS PRECEDENT. During the term of this Agreement, Symantec will use its best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Article 7, and Symantec will use its best efforts to cause the Arrangement and the other transactions contemplated by this Agreement to be consummated.

    5.11  INDEMNIFICATION.

    (a) In addition to the rights granted under the Indemnity Agreements, Symantec agrees that all rights to indemnification or exculpation now existing in favor of the employees, agents, directors or officers (the "INDEMNIFIED PARTIES") of Delrina and its subsidiaries as provided in its articles of incorporation or bylaws, or in any agreement between an Indemnified Party and Delrina or any of the Delrina Subsidiaries a copy of which has been provided to Symantec's counsel prior to the date of the execution of this Agreement (an "INDEMNIFICATION AGREEMENT"), in effect on the date hereof shall survive the Arrangement and shall continue in full force and effect for a period of not less than six years from the Effective Time and Symantec hereby assumes, effective upon consummation of the Arrangement, all such liability.

    (b) There shall be maintained in effect for not less than six years from the Effective Time the current policies of the directors' and officers' liability insurance maintained by Delrina in the amounts and with the coverages that can be obtained with no material increase in premiums from the premiums in effect on the date of this Agreement (other than adjustments for the general rate of inflation); Symantec may, however, substitute therefor policies of at least the same coverage containing terms and conditions which are no less advantageous, provided that such substitution shall not result in any gaps or lapses in coverages with respect to matters occurring prior to the Effective Time to the extent currently available, and provided that in no event shall Symantec be required pursuant to this Section 5.11 to pay premiums in excess of those in effect on the date of this Agreement.

    (c) Upon the Closing, Symantec will enter into indemnity agreements in the form attached hereto as EXHIBIT 5.11(c) (the "INDEMNITY AGREEMENTS") with those individuals who become members of the Board of Directors of Symantec pursuant to Section 7.16 and those individuals who are appointed to serve as executive officers of Delrina immediately after the Closing.

    5.12 LISTING. Symantec will cause the shares of Symantec Common Stock to be issued from time to time upon exchange of the Exchangeable Shares to be listed upon the Closing on the Nasdaq National Market. Symantec will cause the Exchangeable Shares to be listed upon the Closing on the TSE or other Canadian securities exchange approved by Symantec and Delrina.

    5.13 EMPLOYMENT AND EMPLOYEE BENEFITS AFTER THE CLOSING. Symantec hereby agrees that from and after the Closing, and for a period of at least 12 months thereafter, Symantec will provide to the Employees who immediately prior to the Closing were in the employ of Delrina and any of the Delrina Subsidiaries and who after the Closing become employees of Symantec and remain Symantec employees during such 12 month period (the "TRANSFERRED EMPLOYEES"), benefits either (i) under Symantec's employee benefit plans on substantially similar terms as Symantec employees generally, or (ii) under the Delrina Employee Plans substantially similar in the aggregate to those currently provided to the Transferred Employees under the Delrina Employee Plans.

    5.14  REORGANIZATION PROCEDURES.

        (a) Following the Effective Date, Symantec will cause Delrina to continue the historic business of Delrina or to use a significant portion of Delrina's historic business assets in a business.

        (b) Symantec does not presently have any plan or intention to liquidate Delrina, to merge Delrina with or into another corporation, or to sell or otherwise dispose of any of the stock of Delrina (whether acquired pursuant to the Arrangement or pursuant to the exchange of any shares of Delrina stock for shares of Symantec stock).

        (c) Symantec does not presently have any plan or intention to cause Delrina to issue additional shares of Delrina stock to any persons other than Symantec.

    6.  CLOSING MATTERS

    6.1 THE CLOSING. Subject to the termination of this Agreement as provided in Article 9 below, the Closing of the transactions contemplated by this Agreement (the "CLOSING") will take place at the offices of Fenwick & West, Two Palo Alto Square, Palo Alto, California 94306 on a date (the "CLOSING DATE") and at a time to be mutually agreed upon by the parties, which date shall be no later than the third business day after all conditions to Closing set forth herein shall have been satisfied or waived, unless another place, time and date is mutually selected by Delrina and Symantec. Concurrently with the Closing, the Plan of Arrangement will be filed with the Ministry of Consumer and Commercial Relations of the Province of Ontario.

    6.2 ANCILLARY DOCUMENTS/RESERVATION OF SHARES. (a) Provided all other conditions of this Agreement have been satisfied or waived, Delrina shall, on the Closing Date, file Articles of Arrangement pursuant to section 183(1) of the OBCA to give effect to the Plan of Arrangement, such Articles of Arrangement to contain share conditions for Exchangeable Shares substantially in the form of those contained in Exhibit 6.2(a) hereto.

    (b) On the Effective Date:

        (i) Symantec shall execute and deliver a Support Agreement containing the terms and conditions set forth in Exhibit 6.2(b)(i) hereto (the "SUPPORT AGREEMENT"), together with such other terms and conditions as may be agreed to by the parties hereto acting reasonably;

        (ii) Symantec and a Canadian trust company to be selected by Symantec, which shall be satisfactory to Delrina, acting reasonably, shall execute and deliver a Voting and Exchange Trust

    Agreement containing the terms and conditions set forth in Exhibit 6.2(b)(ii) hereto (the "VOTING AND EXCHANGE TRUST AGREEMENT"), together with such other terms and conditions as may be agreed to by the parties hereto acting reasonably; and

       (iii) Symantec shall file with the Secretary of State of Delaware a Restated Certificate of Incorporation which shall be in substantially the form set forth in Exhibit 6.2(b)(iii) hereto.

    (c) On or before the Effective Date, Symantec will reserve for issuance such number of shares of Symantec Common Stock as shall be necessary to give effect to the exchanges and assumptions of options contemplated hereby.

    6.3 EXCHANGE OF OPTIONS. Promptly after the Effective Time, Symantec will notify in writing each holder of a Delrina Option of the exchange of such Delrina Option for a Symantec option, the number of shares of Symantec Common Stock that are then subject to such option, and the exercise price of such option, as determined pursuant to Section 1.4.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF DELRINA

    The obligations of Delrina hereunder are subject to the fulfillment or satisfaction on or before the Closing, of each of the following conditions (any one or more of which may be waived by Delrina, but only in a writing signed by Delrina):

    7.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Symantec set forth in Section 3 (as qualified by the Symantec Disclosure Letter) shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as if they had been made at the Closing except to the extent the failure of such representations and warranties to be true and accurate in such respects has not had and could not reasonably be expected to have a Material Adverse Effect on Symantec, and Delrina shall receive a certificate to such effect executed by Symantec's Chief Executive Officer and Chief Financial Officer.

    7.2 COVENANTS. Symantec shall have performed and complied in all material respects with all of its covenants required to be performed by it under this Agreement or the Plan of Arrangement on or before the Closing, and Delrina shall receive a certificate to such effect signed by Symantec's Chief Executive Officer and Chief Financial Officer.

    7.3   ABSENCE  OF MATERIAL ADVERSE  CHANGE.   There shall not  have been any
event or change that has a Material Adverse Effect on Symantec.

    7.4 COMPLIANCE WITH LAW. There shall be no order, decree or ruling by any governmental agency or threat thereof, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Arrangement, which would prohibit or render illegal the transactions contemplated by this Agreement.

    7.5 GOVERNMENT CONSENTS. There shall have been obtained on or before the Closing such material permits or authorizations, and there shall have been taken such other action, as may be required to consummate the Arrangement by any regulatory authority having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal, provincial and state securities laws and the compliance with, and expiration or termination of any applicable waiting period under, the HSR Act or the Investment Canada Act.

    7.6 SEC FILINGS. The Form F-4 and Form S-3, if filed, shall have been declared effective under the Securities Act and shall not be the subject of any stop-order or proceedings seeking a stop-order, and the Joint Proxy Statement shall on the Closing not be subject to any similar proceedings commenced or threatened by the SEC or the OSC.

    7.7 OPINION OF SYMANTEC'S COUNSEL. Delrina shall have received from Fenwick & West and from Davies, Ward & Beck, counsel to Symantec, opinions in customary form in connection with transactions such as the Arrangement that is reasonably satisfactory to Delrina and its counsel.

    7.8 DOCUMENTS. Delrina shall have received all written consents, assignments, waivers, authorizations or other certificates necessary to provide for the continuation in full force and effect of any and all material contracts and leases of Symantec and for Symantec to consummate the transactions contemplated hereby, except when the failure to receive such consents or other certificates would not have a Material Adverse Effect on Symantec.

    7.9 SHAREHOLDER APPROVAL. The principal terms of this Agreement and the Arrangement shall have been approved and adopted by the Delrina shareholders in accordance with applicable law and Delrina's articles of incorporation and bylaws.

    7.10 SYMANTEC APPROVALS. The issuance of Symantec Common Stock from time to time upon the exchange of the Exchangeable Shares shall have been approved by the Symantec stockholders in accordance with the rules of the NASD, and with applicable law and Symantec's certificate of incorporation and bylaws.

    7.11 NO LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the Arrangement shall have been issued by any Canadian or U.S. federal, provincial or state court and remain in effect, nor shall any proceeding seeking any of the foregoing be pending.

    7.12 TAX OPINION. Delrina shall have received an opinion in form and substance satisfactory to Delrina of Osler, Hoskin & Harcourt, counsel for Delrina, to the effect that the Arrangement will be generally treated for Canadian federal income tax purposes as a reorganization of capital for those Delrina Shareholders who hold their Delrina Common Shares as capital property for purposes of the ITA and an opinion in form and substance satisfactory to Delrina from Skadden, Arps, Slate, Meagher & Flom, counsel for Delrina, to the effect that the Arrangement should be treated for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Code.

    7.13 POOLING OPINION. Symantec shall have received from Ernst & Young an opinion, in form and substance satisfactory to Delrina and Symantec, that the Arrangement will be treated as a "pooling of interests" for accounting purposes.

    7.14 COURT APPROVAL. The Court shall have issued its final order approving the Arrangement in form and substance satisfactory to Symantec and Delrina (such approvals not to be unreasonably withheld or delayed by Symantec or Delrina) and reflecting the terms hereof.

    7.15 OSC, ETC. All necessary orders shall have been obtained from the OSC and other relevant Canadian securities regulatory authorities in connection with the Arrangement. Symantec and Delrina shall each have filed all notices and information (if any) required under Part IX of the Competition Act (Canada) and the applicable waiting periods and any extensions thereof shall have expired or the parties shall have received an Advance Ruling Certificate pursuant to section 102 of the Competition Act (Canada) setting out that the Director under such Act is satisfied he would not have sufficient grounds on which to apply for an order in respect of the Arrangement. The Arrangement shall have received the allowance or approval or deemed allowance or approval by the responsible Minister under the Investment Canada Act in respect of the Arrangement, to the extent such allowance or approval is required, on terms and conditions satisfactory to the parties.

    7.16 ELECTION TO SYMANTEC BOARD. Dennis Bennie and Mark Skapinker shall have been elected to the Board of Directors of Symantec. In addition, Symantec will nominate such individuals and solicit proxies for their re-election to the Board of Directors of Symantec at the annual meeting of Symantec's stockholders held following its fiscal year ending March 31, 1996. This obligation shall be a covenant of Symantec that shall survive the Closing.

    8.  CONDITIONS PRECEDENT TO OBLIGATIONS OF SYMANTEC

    The obligations of Symantec hereunder are subject to the fulfillment or satisfaction on or before the Closing, of each of the following conditions (any one or more of which may be waived by Symantec, but only in a writing signed by Symantec):

    8.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Delrina set forth in Section 2 (as qualified by the Delrina Disclosure Letter) shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as if they had been made at the Closing except to the extent the failure of such representations and warranties to be true and accurate in such respects has not had and could not reasonably be expected to have a Material Adverse Effect on Delrina, and Symantec shall receive a certificate to such effect executed by Delrina's Chief Executive Officer and Chief Financial Officer.

    8.2 COVENANTS. Delrina shall have performed and complied in all material respects with all of its covenants required to be performed by it under this Agreement or the Plan of Arrangement on or before the Closing, and Symantec shall receive a certificate to such effect signed by Delrina's Chief Executive Officer and Chief Financial Officer.

    8.3  ABSENCE  OF MATERIAL ADVERSE  CHANGE.   There shall not  have been  any
event or change that has a Material Adverse Effect on Delrina.

    8.4 COMPLIANCE WITH LAW. There shall be no order, decree or ruling by any governmental agency or threat thereof, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Arrangement, which would prohibit or render illegal the transactions contemplated by this Agreement.

    8.5 GOVERNMENT CONSENTS. There shall have been obtained on or before the Closing such material permits or authorizations, and there shall have been taken such other action, as may be required to consummate the Arrangement by any regulatory authority having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal and state securities laws and the compliance with, and expiration or termination of any applicable waiting period under, the HSR Act.

    8.6 SEC FILINGS. The Form F-4 and Form S-3, if filed, shall have been declared effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop-order and the Joint Proxy Statement shall on the Closing not be subject to any similar proceedings commenced or threatened by the SEC or the OSC.

    8.7 OPINION OF DELRINA'S COUNSEL. Symantec shall have received from Skadden, Arps, Slate, Meagher & Flom and from Osler, Hoskin & Harcourt, counsel to Delrina, opinions in customary form in connection with transactions such as the Arrangement that are reasonably satisfactory to Symantec and its counsel.

    8.8 DOCUMENTS. Symantec shall have received all written consents, assignments, waivers, authorizations or other certificates necessary to provide for the continuation in full force and effect of any and all material contracts and leases of Delrina and for Delrina to consummate the transactions contemplated hereby, except when the failure to receive such consents, or other certificates would not have a Material Adverse Effect on Delrina.

    8.9 STOCKHOLDER APPROVAL. The issuance of Symantec Common Stock from time to time upon the exchange of the Exchangeable Shares shall have been approved by the Symantec stockholders in accordance with the rules of the NASD and applicable law and Symantec's certificate of incorporation and bylaws.

    8.10 DELRINA APPROVALS. The principal terms of this Agreement and the Arrangement shall have been approved and adopted by the Delrina shareholders in accordance with applicable law and Delrina's articles of incorporation and bylaws, and Delrina shall not have received on or prior to the Effective Time notice from the holders of more than 3.5% of the Delrina Common Shares of their intention to exercise their rights of dissent under section 185 of the OBCA.

    8.11 NO LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the Arrangement shall have been issued by any U.S. or Canadian federal, provincial or state court and remain in effect, nor shall any proceeding seeking any of the foregoing be pending.

    8.12 DELRINA OPTION AGREEMENTS. Symantec shall have received from each of the Delrina Principal Shareholders an executed original Option Agreement.

    8.13 POOLING OPINION. Symantec shall have received from Ernst & Young an opinion, in form and substance satisfactory to Symantec, that the Arrangement will be treated as a "pooling of interests" for accounting purposes.

    8.14 AFFILIATE AGREEMENTS. Symantec shall have received executed originals of all of the Delrina Affiliate Agreements.

    8.15 COURT APPROVAL. The Court shall have issued its final order approving the Arrangement in form and substance satisfactory to Symantec and Delrina (such approvals not to be unreasonably withheld or delayed by Symantec or Delrina) and reflecting the terms hereof.

    8.16 OSC, ETC. All necessary orders shall have been obtained from the OSC and other relevant Canadian securities regulatory authorities in connection with the Arrangement. Symantec and Delrina shall each have filed all notices and information (if any) required under Part IX of the Competition Act (Canada) and the applicable waiting periods and any extensions thereof shall have expired or the parties shall have received an Advance Ruling Certificate pursuant to section 102 of the Competition Act (Canada) setting out that the Director under such Act is satisfied he would not have sufficient grounds on which to apply for an order in respect of the Arrangement. The Arrangement shall have received the allowance or approval or deemed allowance or approval by the responsible Minister under the Investment Canada Act in respect of the Arrangement, to the extent such allowance or approval is required, on terms and conditions satisfactory to the parties.

    8.17 SHIPMENT OF WINFAX 95. On or before November 15, 1995, Delrina shall have made the first customer shipment in commercial volumes to retail sales channels of an enhanced-functionality version of WinFax (to be called WinFax 7.0), which is Windows 95-compatible and which is a logical upgrade from WinFax 4.0, in conformance with Delrina's customary quality standards and procedures for the release of new products.

    9.  TERMINATION OF AGREEMENT

    9.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Arrangement by the stockholders of Symantec or Delrina:

        (a) by mutual agreement of Delrina and Symantec;

        (b) by Delrina, if there has been a breach by Symantec of any representation, warranty, covenant or agreement set forth in this Agreement on the part of Symantec, or if any representation of Symantec shall have become untrue, in either case which has or can reasonably be expected to have a Material Adverse Effect on Symantec and which Symantec fails to cure within 15 business days after written notice thereof from Delrina (except that no cure period shall be provided for a breach by Symantec which by its nature cannot be cured);

        (c) by Symantec, if there has been a breach by Delrina of any representation, warranty, covenant or agreement set forth in this Agreement on the part of Delrina, or if any representation of Delrina shall have become untrue, in either case which has or can reasonably be expected to have a Material Adverse Effect on Delrina and which Delrina fails to cure within 15 business days after written notice thereof from Symantec (except that no cure period shall be provided for a breach by Delrina which by its nature cannot be cured);

        (d) by either party (provided that such party is not then in breach of this Agreement) if the shareholders of Delrina do not approve the Arrangement at the Delrina Shareholders Meeting or the stockholders of Symantec do not approve at the Symantec Stockholders Meeting the issuance of Symantec Common Stock issuable upon the exchange of the Exchangeable Shares;

        (e) by either party, if all the conditions for Closing the Arrangement shall not have been satisfied or waived on or before 5:00 p.m., Toronto time on November 30, 1995, other than as a result of a breach of this Agreement by the terminating party, or in the case of termination by Delrina, a breach by any of the Principal Shareholders of Delrina of the Delrina Affiliate Agreements or Option Agreements referred to in Section 4.4, or, in the case of either party, a breach by any of its Affiliates of the Affiliate Agreements referred to in Section 4.5 or Section 5.5;

        (f) by either party, if a permanent injunction or other order by any U.S. or Canadian federal, provincial or state court shall have been issued and shall have become final and nonappealable which would (i) make illegal or otherwise restrain or prohibit the consummation of the Arrangement, (ii) prohibit Symantec's ownership or operation of all or any material portion of the business or assets of Delrina or (iii) compel Symantec to dispose of or hold separate all or any material portion of the business or assets of Delrina;

        (g) by Symantec, if the Delrina Board of Directors shall have exercised its right, pursuant to Section 4.11(b) to engage in discussions or negotiations with or furnish information to a third party in connection with an Acquisition Proposal, or shall have made any recommendation to the shareholders of Delrina against the Arrangement or in support of an Acquisition Proposal (an "ACQUISITION PROPOSAL TERMINATION");

        (h) by Delrina, if the Delrina Board of Directors determines in good faith, based on the advice of outside legal counsel, that it is required by its fiduciary duties to recommend to the Delrina Shareholders that they vote against the Arrangement and approve instead an Acquisition Proposal that the Delrina Board of Directors has determined in good faith, based on the advice of its outside financial advisors, is financially more favorable to the Delrina Shareholders than the Arrangement and is the subject of a firm written offer from a third party that is capable of consummating such Acquisition Proposal (a "SUPERIOR PROPOSAL TERMINATION"); or

        (i) by Symantec, if the Symantec Board of Directors determines in good faith, based on the advice of outside legal counsel, that it is required by its fiduciary duties to recommend to the Symantec Stockholders that they vote against the issuance of Symantec Common Stock issuable upon exchange of the Exchangeable Shares as contemplated by this Agreement and in favor of an alternative transaction (A) in which a third party is to acquire (whether by way of take-over bid, tender offer, purchase of capital stock, merger, purchase of assets or otherwise) all or substantially all of the business of Symantec and which requires that Symantec terminate this Agreement as a condition of the consummation of such transaction or (B) which the Board of Directors states to the Symantec stockholders prior to the Symantec Stockholders Meeting is mutually exclusive with respect to the Arrangement contemplated by this Agreement, provided that the consideration for such transaction is in excess of $150 million (each an "INCONSISTENT TRANSACTION" and the termination of this Agreement under such circumstances an "INCONSISTENT TRANSACTION TERMINATION").

    9.2  NOTICE OF TERMINATION.  Any termination of this Agreement under Section
9.1 above will be effective by the delivery of written notice by the terminating party to the other party hereto.

    9.3 EFFECT OF TERMINATION. In the case of any termination of this Agreement as provided in this Article 9, this Agreement shall be of no further force and effect (except as provided in Section 9.4 and Article 11) and nothing herein shall relieve any party from liability for any breach of this Agreement. No termination of this Agreement shall affect the obligations contained in the separate Nondisclosure Agreement between Delrina and Symantec (the "NONDISCLOSURE AGREEMENT").

    9.4  TERMINATION FEES.

    (a) If this Agreement is terminated (A) by either party pursuant to Section 9.1(d) as a result of the failure of Delrina's shareholders to approve the Arrangement, (B) by Symantec pursuant to an Acquisition Proposal Termination under Section 9.1(g) or (C) by Delrina pursuant to a Superior Proposal Termination under Section 9.1(h), then Delrina shall pay to Symantec (by wire transfer or cashier's check) a fee of $12 million within two business days of the delivery of the notice of termination pursuant to Section 9.2. If this Agreement is terminated as described in the previous sentence, and Delrina enters into an agreement regarding an Acquisition Proposal or consummates an Acquisition Proposal before the later of twelve months after the public announcement of this Agreement or six months after the date of a termination described in the previous sentence, Delrina shall, within two business days after the consummation of any such Acquisition Proposal, pay to Symantec the additional sum of $8 million. Symantec shall not be entitled to receive any payment under this Section 9.4(a) if, at the time of delivery of the applicable notice of termination pursuant to Section 9.2, Symantec is in breach of this Agreement or Symantec's stockholders have disapproved the issuance of the Symantec Common Stock issuable upon the exchange of the Exchangeable Shares.

    (b) If this Agreement is terminated (A) by either party pursuant to Section 9.1(d) as a result of the failure of Symantec stockholders to approve the issuance of the Symantec Common Stock issuable upon the exchange of the Exchangeable Shares, or (B) by Symantec pursuant to an Inconsistent Transaction Termination under Section 9.1(i), then Symantec shall pay to Delrina (by wire transfer or cashier's check) a fee of $12 million within two business days of the delivery of the notice of termination pursuant to Section 9.2. If Symantec terminates this Agreement pursuant to an Inconsistent Transaction Termination and before the later of twelve months after the public announcement of this Agreement or six months after such termination Symantec consummates such an Inconsistent Transaction, Symantec shall, within two business days after consummation of any such Inconsistent Transaction, pay Delrina the additional sum of $8 million. Delrina shall not be entitled to receive any payment under this Section 9.4(b) if, at the time of delivery of the applicable notice of termination pursuant to Section 9.2, Delrina is in breach of this Agreement or Delrina's shareholders have disapproved the Arrangement.

    (c)  The  parties' obligations  to  pay the  termination  fees set  forth in
Section 9.4 are in lieu of any damages or any other payment which such party might otherwise be obligated to pay the other party as a result of any termination for which payment is due under Section 9.4. Symantec and Delrina agree that, in view of the nature of the issues likely to arise in the event of such a termination, it would be impracticable or extremely difficult to fix the actual damages resulting from such termination and proving actual damages, causation and foreseeability in the case of such termination would be costly, inconvenient and difficult. In requiring a party to pay a termination fee as set forth herein, it is the intent of the parties to provide, as of the date of this Agreement, for a liquidated amount of damages to be paid by such party to other party. Such liquidated amount shall be deemed full and adequate damages for such termination and is not intended by either party to be a penalty.

    10.  SURVIVAL OF REPRESENTATIONS

    All representations, warranties and covenants of the parties contained in this Agreement will remain operative and in full force and effect, regardless of any investigation made by or on behalf of the parties to this Agreement, until the earlier of the termination of this Agreement or the Closing Date, whereupon such representations, warranties and covenants will expire (except for covenants that by their terms survive for a longer period).

    11.  MISCELLANEOUS

    11.1 GOVERNING LAW. The internal laws of the State of Delaware (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms and the interpretation and enforcement of the rights and duties of the parties hereto, except to the extent mandatorily governed by the laws of Ontario.

    11.2 ASSIGNMENT; BINDING UPON SUCCESSORS AND ASSIGNS. Neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

    11.3 SEVERABILITY. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of the void or unenforceable provision.

    11.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.

    11.5 OTHER REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

    11.6 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default. The Agreement may be amended by the parties hereto at any time before or after approval of the Delrina Shareholders or the Symantec Stockholders, but, after such approval, no amendment will be made which by applicable law requires the further approval of the Delrina Shareholders or the Symantec Stockholders without obtaining such further approval.

    11.7 EXPENSES. Each party will bear its respective expenses and legal fees incurred with respect to this Agreement, and the transactions contemplated hereby. If the Arrangement is consummated, Symantec will pay the reasonable accounting fees and expenses, investment banking fees and expenses not to exceed the amounts specified in the Delrina Disclosure Letter, and reasonable attorneys' fees and expenses incurred by Delrina in connection with the Arrangement.

    11.8 ATTORNEYS' FEES. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing party will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

    11.9 NOTICES. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

If to Delrina to:  Delrina Corporation
                   895 Don Mills Road, 500-2 Park Centre
                   Toronto, Canada M3C 1W3
                   Attention: Chief Executive Officer
                   Telecopier: 416-446-8233

With a copy to:    Osler, Hoskin & Harcourt
                   1 First Canadian Place
                   Toronto, Canada M5X 1B8
                   Attention: James E. Kofman
                   Telecopier: 416-862-6666

If to Symantec     Symantec Corporation
to:                10201 Torre Avenue
                   Cupertino, California 95014
                   U.S.A.
                   Attention: General Counsel
                   Telecopier: 408-252-5101

With a copy to:    Fenwick & West
                   Two Palo Alto Square
                   Palo Alto, California 94306
                   U.S.A.
                   Attention: Gordon K. Davidson
                   Telecopier: 415-857-0361

    All such notices and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a telecopy, when the party receiving such copy shall have confirmed receipt of the communication, (c) in the case of delivery by nationally-recognized overnight courier, on the business day following dispatch, and (d) in the case of mailing, on the tenth business day following such mailing.

    11.10 CONSTRUCTION OF AGREEMENT. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. A reference to a Section or an exhibit will mean a Section in, or exhibit to, this Agreement unless otherwise explicitly set forth. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.

    11.11 NO JOINT VENTURE. Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between any of the parties. No party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party. No party will have the power to control the activities and operations of any other and their status is, and at all times, will continue to be, that of independent contractors with respect to each other. No party will have any power or authority to bind or commit any other. No party will hold itself out as having any authority or relationship in contravention of this Section.

    11.12 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

    11.13 ABSENCE OF THIRD PARTY BENEFICIARY RIGHTS. No provisions of this Agreement are intended, nor will be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, stockholder or partner of any party or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement. Anything contained herein to the contrary notwithstanding, (a) the holders of Delrina Options are intended beneficiaries of Section 1.4; and
(b) the officers and directors of Delrina are intended beneficiaries of Section 5.11.

    11.14 PUBLIC ANNOUNCEMENT. Upon execution of this Agreement, Symantec and Delrina promptly will issue a joint press release approved by both parties announcing the Arrangement.

Thereafter, Symantec or Delrina may issue such press releases, and make such other disclosures regarding the Arrangement, as it determines (after consultation with legal counsel) are required under applicable securities laws or by the NASD or the TSE rules.

    11.15 ENTIRE AGREEMENT. This Agreement and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto other than the Nondisclosure Agreement, which shall remain in full force and effect. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

    IN WITNESS WHEREOF, the parties hereto have executed this Combination Agreement as of the date first above written.

SYMANTEC CORPORATION                          DELRINA CORPORATION

      By:          /s/ GORDON EUBANKS               By:           /s/ DENNIS BENNIE
      --------------------------------------        --------------------------------------
            Chief Executive Officer                     Chief Executive Officer

                                    ANNEX C
                                 INTERIM ORDER

                                                          Court File No. B289/95

                            ONTARIO COURT OF JUSTICE
                               (GENERAL DIVISION)
                                COMMERCIAL LIST

                                                       FRIDAY, THE 6TH DAY OF
THE HONOURABLE MADAM JUSTICE HALEY                     OCTOBER, 1995

             IN THE MATTER OF the BUSINESS CORPORATIONS ACT,
             (Ontario), R.S.O. 1990, c. B. 16, as amended

             AND IN THE MATTER OF a plan of arrangement of DELRINA CORPORATION

                                     ORDER

    THIS MOTION, made by the Applicant Delrina Corporation ("Delrina") for advice and directions of the Court in connection with an arrangement under section 182 of the BUSINESS CORPORATIONS ACT (Ontario), R.S.O. 1990, c. B. 16, as amended (the "OBCA"), was heard this day at Toronto, Ontario.

    ON READING the Affidavit of Dennis Bennie sworn October 5, 1995 (the "Affidavit") and the exhibits thereto, and on hearing the submissions of counsel for Delrina,

    1. THIS COURT ORDERS that Delrina call, hold and conduct an Annual and Special Meeting (the "Meeting") of the holders of its common shares (the "Common Shares") to, among other things, consider and, if deemed advisable, to pass, with or without variation, a special resolution (the "Arrangement Resolution") to approve an arrangement (the "Arrangement") substantially in the form set forth in the Plan of Arrangement attached as Annex D to Exhibit 3 to the Affidavit.

    2. THIS COURT ORDERS that the Meeting shall be called, held and conducted in accordance with the OBCA and the articles and by-laws of Delrina, subject to what may be provided hereafter and subject to any further order of this Honourable Court.

    3. THIS COURT ORDERS that (i) the Notice of Application herein, (ii) the Notice of the Meeting and (iii) a Joint Management Information Circular and Proxy Statement of Delrina and Symantec Corporation in substantially the same form as contained in Exhibit 3 to the Affidavit with such amendments thereto as counsel for Delrina may advise are necessary or desirable, provided that such amendments are not inconsistent with the terms of this Order shall be distributed to the holders of Common Shares, to Delrina's directors and auditors, and to the Director under the OBCA, by mailing the same by prepaid ordinary mail to such persons in accordance with the OBCA at least twenty-five
(25) days prior to the date of the Meeting, excluding the date of mailing and the date of the Meeting.

    4. THIS COURT ORDERS that the vote required to pass the Arrangement Resolution shall be the affirmative vote of not less than two-thirds of the votes cast by the holders of Common Shares present in person or represented by proxy at the Meeting.

    5. THIS COURT ORDERS that the holders of Common Shares shall be permitted to dissent in respect of the Arrangement pursuant to section 185 of the OBCA and the Plan of Arrangement and to seek fair value for their Common Shares, provided they provide Delrina with written objection to the Arrangement at or before the Meeting and they otherwise comply with the requirements of section 185 of the OBCA and the Plan of Arrangement.

    6. THIS COURT ORDERS that the only persons entitled to notice of or to attend the Meeting shall be the holders of Common Shares and Delrina's officers, directors and auditors, and that the only persons entitled to be represented and to vote at the Meeting shall be the holders of record of Common Shares as at the record date for the Meeting subject to the provisions of the OBCA with respect to persons who become registered holders of shares after that date.

    7. THIS COURT ORDERS that upon approval by the holders of Common Shares of the Arrangement in the manner set forth in this Order, Delrina may apply to this Honourable Court for approval of the Arrangement and that service of the Notice of Application herein, in accordance with paragraph 3 of this Order, shall constitute good and sufficient service of such Notice of Application upon all persons who are entitled to receive such Notice of Application pursuant to this Order and no other form of service need be made and no other material need be served on such persons in respect of these proceedings, and such service shall be effective on the fifth day after the Notice of Application is mailed.

    8. THIS COURT ORDERS that any notice of appearance served in response to the Notice of Application shall be served on counsel for Delrina at the following address: Osler, Hoskin & Harcourt, P.O. Box 50, 1 First Canadian Place, Toronto, Ontario M5X 1B8, Attention: Aleck Dadson, and on counsel for Symantec Corporation at the following address: Davies, Ward & Beck, P.O. Box 63, 1 First Canadian Place, Toronto, Ontario M5X 1B1, Attention: Michael Creery.

                                          /s/ DONALD RUST
                                          --------------------------------------
                                          Deputy Local Registrar

                                    ANNEX D

                            PLAN OF ARRANGEMENT AND
                         EXCHANGEABLE SHARE PROVISIONS

                              PLAN OF ARRANGEMENT
                               UNDER SECTION 182
                   OF THE BUSINESS CORPORATIONS ACT (ONTARIO)

                          ARTICLE 1 -- INTERPRETATION

    1.1 DEFINITIONS. In this Plan of Arrangement unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

        (a) "ARRANGEMENT" means the arrangement under section 182 of the OBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments thereto made in accordance with Section 6.1 hereof or made at the direction of the Court in the Final Order;

        (b) "ARRANGEMENT RESOLUTION" means the special resolution passed by the holders of the Delrina Common Shares at the Meeting;

        (c) "AUTOMATIC REDEMPTION DATE" has the meaning ascribed thereto in the Exchangeable Share Provisions;

        (d) "AVERAGE CLOSING PRICE" means the average closing price (computed and rounded to the third decimal point) of Symantec Common Shares on NASDAQ as of 4:00 p.m. eastern standard time as published by the National Association of Securities Dealers, Inc. during the 10 trading days ending on the last trading day prior to the Effective Date.

        (e) "DELRINA" means Delrina Corporation, a corporation existing under the OBCA;

        (f) "DELRINA COMMON SHARES" means the common shares in the capital of Delrina;

        (g) "BUSINESS DAY" means any day other than a Saturday, Sunday or a day when banks are not open for business in either or both of San Francisco, California and Toronto, Ontario;

        (h) "CLASS A PREFERRED SHARES" means the Class A Preferred Shares of Delrina having the rights, privileges, restrictions and conditions set out in Appendix A annexed hereto.

        (i) "COMBINATION AGREEMENT" means the agreement by and among Symantec and Delrina, dated as of July 5, 1995, as the same may be amended and restated, providing for, among other things, the Arrangement;

        (j)  "CORPORATION" means Delrina;

        (k) "COURT" means the Ontario Court of Justice (General Division);

        (l) "DEPOSITARY" means The R-M Trust Company at its principal office in Toronto, Ontario;

        (m) "DISSENT PROCEDURES" has the meaning set out in section 3.1;

        (n) "EFFECTIVE DATE" means the date shown on the certificate of arrangement issued by the Director under the OBCA giving effect to the Arrangement;

        (o) "EFFECTIVE TIME" means 12:01 a.m. on the Effective Date;

        (p) "EXCHANGE RATIO" is equal to 0.61;

        (q) "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, which are set forth in Appendix A hereto;

        (r) "EXCHANGEABLE SHARES" means the Exchangeable Shares in the capital of Delrina;

        (s) "FINAL ORDER" means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Time;

        (t) "SYMANTEC" means Symantec Corporation, a corporation existing under the laws of the State of Delaware;

        (u) "SYMANTEC COMMON SHARES" means the common stock of the capital of Symantec;

        (v) "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in section 5.1;

        (w) "LIQUIDATION DATE" has the meaning ascribed thereto in the Exchangeable Share Provisions;

        (x) "MEETING" means the Special Meeting of the shareholders of Delrina to be held to consider the Arrangement;

        (y) "NASDAQ" means the Nasdaq National Market;

        (z) "OBCA" means the Business Corporations Act (Ontario), as amended;

        (aa) "PROXY STATEMENT" means the Joint Management Information Circular and Proxy Statement of Delrina and Symantec dated , 1995;

        (bb) "REDEMPTION CALL PURCHASE PRICE" has the meaning ascribed thereto in Section 5.2; and

        (cc) "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in section 5.2.

    1.2 SECTIONS AND HEADINGS. The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section or an Appendix refers to the specified section of or Appendix to this Plan of Arrangement.

    1.3 NUMBER, GENDER AND PERSONS. In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

                            ARTICLE 2 -- ARRANGEMENT

    2.1    ARRANGEMENT.   At  the  Effective  Time on  the  Effective  Date, the
following reorganization of capital shall occur and shall be deemed to occur in the following order without any further act or formality:

        (a) The articles of incorporation of Delrina shall be amended to (i) delete the Preference Shares from the authorized share capital, (ii) replace the rights, privileges, restrictions and conditions attaching to the common shares with those set forth in Appendix A and (iii) authorize an unlimited number of Exchangeable Shares and one Class A Preferred Share.

        (b) Delrina shall issue to Symantec one Class A Preferred Share in consideration of the issuance to Delrina of one Symantec Common Share. The stated capital of the Class A Preferred Share shall be equal to the fair market value, as determined by the board of directors of Delrina, of a Symantec Common Share. No certificate shall be issued in respect of the Class A Preferred Share.

        (c) Each Delrina Common Share (other than Delrina Common Shares held by holders who have exercised their rights of dissent in accordance with section 3.1 hereof and who are ultimately entitled to be paid full value for such shares) will be exchanged at the Exchange Ratio for a number of Exchangeable Shares. Each holder of Delrina Common Shares (other than holders of Delrina Common Shares who have exercised their rights of dissent in accordance with section 3.1 hereof and who are ultimately entitled to be paid full value for such shares) will receive that whole number of Exchangeable Shares resulting from the exchange of all such holder's Delrina Common Shares for Exchangeable Shares. In lieu of fractional Exchangeable Shares, each holder of a

    Delrina Common Share who otherwise would be entitled to receive a fraction of an Exchangeable Share on the exchange of all such holder's Delrina Common Shares shall be paid by Delrina an amount determined as set forth in section
    4.3 hereto.

        (d) Upon the exchange referred to in subsection (c) above, each such holder of a Delrina Common Share shall cease to be such a holder, shall have his name removed from the register of holders of Delrina Common Shares and shall become a holder of the number of fully paid Exchangeable Shares to which he is entitled as a result of the exchange referred to in subsection
    (c) and such holder's name shall be added to the register of holders of Exchangeable Shares accordingly.

        (e) The aggregate stated capital of the Exchangeable Shares will be equal to the aggregate stated capital of the Delrina Common Shares immediately prior to the Arrangement that are exchanged pursuant to such Subsection 2.1(c) above.

        (f) The one outstanding Class A Preferred Share will be exchanged for one Delrina Common Share and the holder thereof shall cease to be a holder of the Class A Preferred Share, shall have his name removed from the register of holders of Class A Preferred Shares and shall become a holder of one fully paid and non-assessable Delrina Common Share to which he is entitled as a result of the exchange referred to in this subsection (f) and such holder's name shall be added to the register of holders of Delrina Common Shares accordingly.

        (g) The stated capital of the one Delrina Common Share shall be equal to the stated capital of the one Class A Preferred Share immediately prior to the exchange of such Class A Preferred Share pursuant to subsection (f).

                         ARTICLE 3 -- RIGHTS OF DISSENT

    3.1 RIGHTS OF DISSENT. Holders of Delrina Common Shares may exercise rights of dissent with respect to such shares pursuant to and in the manner set forth in section 185 of the OBCA and this section 3.1 (the "Dissent Procedures") in connection with the Arrangement and holders who duly exercise such rights of dissent and who:

        (a) are ultimately entitled to be paid fair value for their Delrina Common Shares shall be deemed to have transferred such Delrina Common Shares to Delrina for cancellation on the Effective Date; or

        (b) are ultimately not entitled, for any reason, to be paid fair value for their Delrina Common Shares shall be deemed to have participated in the Arrangement on the same basis as any non-dissenting holder of Delrina Common Shares, and shall receive Exchangeable Shares on the basis determined in accordance with subsection 2.1(c) of this Plan of Arrangement, but in no case shall Delrina be required to recognize such holders as holders of Delrina Common Shares on and after the Effective Date, and the names of such holders of Delrina Common Shares shall be deleted from the register of holders of Delrina Common Shares on the Effective Date.

                ARTICLE 4 -- CERTIFICATES AND FRACTIONAL SHARES

    4.1 ISSUANCE OF CERTIFICATES REPRESENTING EXCHANGEABLE SHARES. At or promptly after the Effective Time, the Corporation shall deposit with the Depositary, for the benefit of the holders of Delrina Common Shares exchanged pursuant to subsection 2.1(c), certificates representing the Exchangeable Shares issued pursuant to subsection 2.1(c) upon the exchange of outstanding Delrina Common Shares. Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Delrina Common Shares that were exchanged for Exchangeable Shares, together with such other documents and instruments as would have been required to effect the transfer of the shares formerly represented by such certificate under the OBCA and the by-laws of Delrina and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of Exchangeable Shares which such holder has the right to receive (together with any dividends or distributions with respect thereto pursuant to section 4.2 and any cash in lieu of fractional Exchangeable Shares pursuant to section 4.3), and the certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Delrina Common Shares which is not registered in the transfer records of Delrina, a certificate representing the proper number of Exchangeable Shares may be issued to a transferee if the certificate representing such Delrina Common Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this section 4.1, each certificate which immediately prior to the Effective Time represented outstanding Delrina Common Shares that were exchanged for Exchangeable Shares shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender (i) the certificate representing Exchangeable Shares as contemplated by this section 4.1, (ii) a cash payment in lieu of any fractional Exchangeable Shares as contemplated by section 4.3 and (iii) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to Exchangeable Shares as contemplated by section 4.2.

    4.2 DISTRIBUTIONS WITH RESPECT TO UNSURRENDERED CERTIFICATES. No dividends or other distributions declared or made after the Effective Time with respect to Exchangeable Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which, immediately prior to the Effective Time, represented outstanding Delrina Common Shares that were exchanged pursuant to section 2.1, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to section 4.3, and no interest will be earned or payable on these proceeds unless and until such certificate shall be surrendered in accordance with section 4.1. Subject to applicable law and to Section 4.5, at the time of such surrender of any such certificate (or, in the case of clause (iii) below, at the appropriate payment date), there shall be paid to the record holder of the certificates representing whole Exchangeable Shares without interest, (i) the amount of any cash payable in lieu of a fractional Exchangeable Share to which such holder is entitled pursuant to section 4.3, (ii) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Exchangeable Share, and (iii) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Exchangeable Share.

    4.3 NO FRACTIONAL SHARES. No certificates or scrip representing fractional Exchangeable Shares shall be issued upon the surrender for exchange of certificates pursuant to section 4.1 and no dividend, stock split or other change in the capital structure of Delrina shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to vote or to exercise any rights as a security holder of Delrina. In lieu of any such fractional securities, each person entitled to a fractional interest in an Exchangeable Share will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the Canadian Dollar Equivalent (as defined in the Exchangeable Share Provisions) of the product of (i) such fraction, multiplied by (ii) the Average Closing Price of the Symantec Common Shares, such amount to be provided to the Depositary by the Corporation upon request.

    4.4 LOST CERTIFICATES. If any certificate which immediately prior to the Effective Time represented outstanding Delrina Common Shares that were exchanged pursuant to section 2.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, certificates representing Exchangeable Shares (and any dividends or distributions with respect thereto and any cash pursuant to section 4.3) deliverable in respect thereof as determined in accordance with section
2.1. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing Exchangeable Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to the

Corporation,  Symantec  and  the  Corporation's  transfer  agent  (the "Transfer
Agent"), as the case may be, in such sum as the Corporation may direct or otherwise indemnify the Corporation or Symantec in a manner satisfactory to the Corporation and the Transfer Agent against any claim that may be made against the Corporation, Symantec or the Transfer Agent with respect to the certificate alleged to have been lost, stolen or destroyed.

    4.5 EXTINGUISHMENT OF RIGHTS. Any certificate which immediately prior to the Effective Time represented outstanding Delrina Common Shares that were exchanged pursuant to section 2.1 and has not been deposited, with all other instruments required by section 4.1, on or prior to the tenth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a shareholder of the Corporation. On such date, the Exchangeable Shares to which the former registered holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to the Corporation together with all entitlements to dividends, distributions and interests thereon held for such former registered holder for no consideration.

                         ARTICLE 5 -- CERTAIN RIGHTS OF
                    SYMANTEC TO ACQUIRE EXCHANGEABLE SHARES

    5.1    SYMANTEC  LIQUIDATION CALL  RIGHT.    (a)   Symantec  shall  have the
overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of Delrina pursuant to Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders (other than Symantec) of Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Symantec of an amount per share equal to (a) the Current Market Price (as defined in the Exchangeable Share Provisions) of a Symantec Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by causing to be delivered to such holder one Symantec Common Share, plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Exchangeable Share (collectively the "Liquidation Call Purchase Price") without interest. In the event of the exercise of the Liquidation Call Right by Symantec, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Symantec on the Liquidation Date on payment by Symantec to the holder of the Liquidation Call Purchase Price for each such share.

    (b) To exercise the Liquidation Call Right, Symantec must notify the Corporation's Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and the Corporation of Symantec's intention to exercise such right at least 55 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding up of the Corporation. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not Symantec has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by Symantec. If Symantec exercises the Liquidation Call Right, on the Liquidation Date Symantec will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

    (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Symantec shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the aggregate number of Symantec Common Shares deliverable by Symantec (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) in payment of the total Liquidation Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price without interest. Provided that the total Liquidation Call Purchase Price has been so deposited with the Transfer Agent, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Symantec without interest upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Symantec Common Shares delivered to it. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Symantec shall deliver to such holder, certificates representing the Symantec Common Shares to which the holder is entitled and a cheque or cheques of Symantec payable at par and in Canadian dollars at any branch of the bankers of Symantec or of the Corporation in Canada in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price. If Symantec does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to Article 5 of the Exchangeable Share Provisions.

    5.2 SYMANTEC REDEMPTION CALL RIGHT. (a) Symantec shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Corporation pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders (other than Symantec) of Exchangeable Shares on the Automatic Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Symantec to the holder of an amount per share equal to (a) the Current Market Price (as defined in the Exchangeable Share Provisions) of a Symantec Common Share on the last Business Day prior to the Automatic Redemption Date which shall be satisfied in full by causing to be delivered to such holder one Symantec Common Share plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Exchangeable Share (collectively the "Redemption Call Purchase Price"). In the event of the exercise of the Redemption Call Right by Symantec, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Symantec on the Automatic Redemption Date on payment by Symantec to the holder of the Redemption Call Purchase Price for each such share.

    (b) To exercise the Redemption Call Right, Symantec must notify the Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and the Corporation of Symantec's intention to exercise such right at least 125 days before the Automatic Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not Symantec has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by Symantec. If Symantec exercises the Redemption Call Right, on the Automatic Redemption Date Symantec will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

    (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, Symantec shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, certificates representing the aggregate number of Symantec Common Shares deliverable by Symantec (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) in payment of the total Redemption Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price. Provided that the total Redemption Call Purchase Price has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Symantec upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Symantec Common Shares delivered to such holder without interest.

Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Symantec shall deliver to such holder, certificates representing the Symantec Common Shares to which the holder is entitled and a cheque or cheques of Symantec payable at par and in Canadian dollars at any branch of the bankers of Symantec or of the Corporation in Canada in payment of the remaining portion, if any, of the total Redemption Call Purchase Price. If Symantec does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Corporation in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

                             ARTICLE 6 -- AMENDMENT

    6.1 PLAN OF ARRANGEMENT AMENDMENT. The Corporation reserves the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time provided that any such amendment, modification, or supplement must be contained in a written document that is (i) agreed to by Symantec, (ii) filed with the Court and, if made following the Meeting, approved by the Court and
(iii) communicated to holders of Delrina Common Shares in the manner required by the Court (if so required).

    Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Corporation at any time prior to or at the Meeting (provided that Symantec shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Court's interim order), shall become part of this Plan of Arrangement for all purposes.

    Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Meeting shall be effective only (i) if it is consented to by the Corporation, (ii) if it is agreed to by Symantec and
(iii) if required by applicable law, it is consented to by the holders of the Exchangeable Shares.

                       APPENDIX A TO PLAN OF ARRANGEMENT
                             OF DELRINA CORPORATION

                   PROVISIONS ATTACHING TO THE COMMON SHARES

    The common shares in the capital of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

    DIVIDENDS

    Subject to the prior rights of the holders of the Exchangeable Shares, the Class A Preferred Share and any other shares ranking senior to the common shares with respect to priority in the payment of dividends, the holders of common shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the board of directors of the Corporation out of moneys properly applicable to the payment of dividends, in such amount and in such form as the board of directors may from time to time determine and all dividends which the directors may declare on the common shares shall be declared and paid in equal amounts per share on all common shares at the time outstanding.

    DISSOLUTION

    In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of the Exchangeable Shares and the Class A Preferred Share and to any other shares ranking senior to the common shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the common shares shall be entitled to receive the remaining property and assets of the Corporation ratably with the holders of the common shares.

    VOTING RIGHTS

    The holders of the common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have one vote for each common share held at all meetings of the shareholders of the Corporation, except for meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series.

                PROVISIONS ATTACHING TO CLASS A PREFERRED SHARES

    The Class A Preferred Shares in the capital of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

    DIVIDENDS

    Subject to the prior rights of the holders of any shares ranking senior to the Class A Preferred Shares with respect to priority in the payment of dividends, the holders of Class A Preferred Shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the board of directors of the Corporation as cumulative dividends in the amount of $1.00 per share per annum payable annually on December 31 in each year in arrears. Such dividends shall accrue from the date of issue to and including the date to which the computation of dividends is to be made. A cheque for the amount of the dividend less any required deduction shall be mailed by first class mail to the address of the registered holder thereof.

    DISSOLUTION

    In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, subject to the prior rights of the holders of any shares ranking senior to the Class A Preferred Shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the Class A Preferred Shares shall be entitled to receive the stated capital in respect of the Class A Preferred Shares and dividends remaining unpaid, including all cumulative dividends, whether or not declared. After payment to the holders of the Class A Preferred Shares of such amounts, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

    VOTING RIGHTS

    Except where specifically provided by the BUSINESS CORPORATIONS ACT (Ontario), the holders of the Class A Preferred Shares shall not be entitled to receive notice of or to attend meetings of the shareholders of the Corporation and shall not be entitled to vote at any meeting of shareholders of the Corporation.

                  PROVISIONS ATTACHING TO EXCHANGEABLE SHARES

    The Exchangeable Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions.

                                   ARTICLE 1

                                 INTERPRETATION

    For the purposes of these share provisions:

    1.1 "AFFILIATE" of any person means any other person directly or indirectly controlled by, or under common control with, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise.

    "AUTOMATIC REDEMPTION DATE" means the date for the automatic redemption by the Corporation of Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be November 22, 2002 unless (a) such date shall be extended at any time or from time to time to a specified later date by the Board of Directors or (b) such date shall be accelerated at any time to a specified earlier date by the Board of Directors if at such time there are less than 500,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by Symantec and its Affiliates and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), in each case upon at least 60 days' prior written notice of any such extension or acceleration, as the case may be, to the registered holders of the Exchangeable Shares, in which case the Automatic Redemption Date shall be such later or earlier date; provided, however, that the accidental failure or omission to give any such notice of extension or acceleration, as the case may be, to less than 10% of such holders of Exchangeable Shares shall not affect the validity of such extension or acceleration.

    "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

    "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day when banks are not open for business in either or both of San Francisco, California and Toronto, Ontario.

    "CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

    "CORPORATION" means Delrina Corporation, a corporation incorporated under the laws of the Province of Ontario.

    "CURRENT MARKET PRICE" means, in respect of a Symantec Common Share on any date, the Canadian Dollar Equivalent of the average of the closing bid and asked prices of Symantec Common Shares during a period of 20 consecutive trading days ending not more than five trading days before such date on the Nasdaq National Market, or, if the Symantec Common Shares are not then quoted on the Nasdaq National Market, on such other stock exchange or automated quotation system on which the Symantec Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Symantec Common Shares during such period does not create a market which reflects the fair market value of a Symantec Common Share, then the Current Market Price of a Symantec Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

    "EXCHANGEABLE SHARES" mean the Exchangeable Non-Voting Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

    "SYMANTEC" means Symantec Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor corporation.

    "SYMANTEC CALL NOTICE" has the meaning ascribed thereto in Section 6.3 of these share provisions.

    "SYMANTEC COMMON SHARES" mean the shares of common stock of Symantec, with a par value of U.S. $0.01 per share, having voting rights of one vote per share, and any other securities into which such shares may be changed.

    "SYMANTEC DIVIDEND DECLARATION DATE" means the date on which the Board of Directors of Symantec declares any dividend on the Symantec Common Shares.

    "SYMANTEC SPECIAL SHARE" means the one share of Special Voting Stock of Symantec with a par value of U.S. $1.00 and having voting rights at meetings of holders of Symantec Common Shares equal to the number of Exchangeable Shares outstanding from time to time (other than Exchangeable Shares held by Symantec and its Affiliates) to be issued to, and voted by, the Trustee pursuant to the Voting Trust Agreement.

    "LIQUIDATION AMOUNT" has the meaning ascribed thereto in Section 5.1 of these share provisions.

    "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in the Plan of Arrangement.

    "LIQUIDATION DATE" has the meaning ascribed thereto in Section 5.1 of these share provisions.

    "PLAN OF ARRANGEMENT" means the plan of arrangement relating to the arrangement of the Corporation under section 182 of the Business Corporations Act (Ontario), to which plan these share provisions are attached.

    "PURCHASE PRICE" has the meaning ascribed thereto in Section 6.3 of these share provisions.

    "REDEMPTION CALL PURCHASE PRICE" has the meaning ascribed thereto in the Plan of Arrangement.

    "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in the Plan of Arrangement.

    "REDEMPTION PRICE" has the meaning ascribed thereto in Section 7.1 of these share provisions.

    "RETRACTED SHARES" has the meaning ascribed thereto in Subsection 6.1(a) of these share provisions.

    "RETRACTION CALL RIGHT" has the meaning ascribed thereto in Subsection 6.1(c) of these share provisions.

    "RETRACTION DATE" has the meaning ascribed thereto in Subsection 6.1(b) of these share provisions.

    "RETRACTION PRICE" has the meaning ascribed thereto in Section 6.1 of these share provisions.

    "RETRACTION REQUEST" has the meaning ascribed thereto in Section 6.1 of these share provisions.

    "SUPPORT AGREEMENT" means the Support Agreement between Symantec and the Corporation, made as of November 22, 1995.

    "TRANSFER AGENT" means The R-M Trust Company or such other person as may from time to time be the registrar and transfer agent for the Exchangeable Shares.

    "TRUSTEE" means The R-M Trust Company, a corporation organized and existing under the laws of Canada, and any successor trustee appointed under the Voting Trust Agreement.

    "VOTING AND EXCHANGE TRUST AGREEMENT" means the Voting and Exchange Trust Agreement between the Corporation, Symantec and the Trustee, made as of November 22, 1995.

                                   ARTICLE 2

                         RANKING OF EXCHANGEABLE SHARES

    2.1 The Exchangeable Shares shall rank junior to the Class A Preferred Shares, and shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

                                   ARTICLE 3

                                   DIVIDENDS

    3.1 A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Symantec Dividend Declaration Date, declare a dividend on each Exchangeable Share (a) in the case of a cash dividend declared on the Symantec Common Shares, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent on the Symantec Dividend Declaration Date of the cash dividend declared on each Symantec Common Share or (b) in the case of a stock dividend declared on the Symantec Common Shares to be paid in Symantec Common Shares, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Symantec Common Shares to be paid on each Symantec Common Share or (c) in the case of a dividend declared on the Symantec Common Shares in property other than cash or Symantec Common Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 2.7 of the Support Agreement) the type and amount of property declared as a dividend on each Symantec Common Share. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation.

    3.2 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by Subsection 3.1(a) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Subsection 3.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Subsection 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

    3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Symantec Common Shares.

    3.4 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

                                   ARTICLE 4

                              CERTAIN RESTRICTIONS

    4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section
9.2 of these share provisions:

        (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

        (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares;

        (c) redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

        (d) issue any Exchangeable Shares or any other shares of the Corporation ranking equally with, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares or as contemplated by the Support Agreement.

The restrictions in Subsections 4.1(a), 4.1(b), and 4.1(c) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared to date on the Symantec Common Shares shall have been declared on the Exchangeable Shares and paid in full.

                                   ARTICLE 5

                          DISTRIBUTION ON LIQUIDATION

    5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to (a) the Current Market Price of a Symantec Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder one Symantec Common Share, plus (b) an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share (collectively the "Liquidation Amount").

    5.2 On or promptly after the Liquidation Date, and subject to the exercise by Symantec of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BUSINESS CORPORATIONS ACT (Ontario) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, on behalf of the Corporation of certificates representing Symantec Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the total Liquidation Amount (less any tax required to be deducted and withheld from the total Liquidation Amount by the Corporation without interest). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (less any tax required to be deducted and withheld therefrom) without interest for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the Symantec Common Shares delivered to them.

    5.3 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to Section 5.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

                                   ARTICLE 6

                  RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

    6.1 A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by Symantec of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to (a) the Current Market Price of a Symantec Common Share on the last Business Day prior to the Retraction Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder one Symantec Common Share for each Exchangeable Share presented and surrendered by the holder, plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid thereon (collectively the "Retraction

Price", provided that if the record date for any such declared and unpaid dividends occurs on or after the Retraction Date the Retraction Price shall not include such additional amount equivalent to the declared and unpaid dividends). To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BUSINESS CORPORATIONS ACT (Ontario) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation:

        (a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

        (b) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than five Business Days nor more than 10 Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the tenth Business Day after the date on which the Retraction Request is received by the Corporation; and

        (c) acknowledging the overriding right (the "Retraction Call Right") of Symantec to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Symantec in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

    6.2 Subject to the exercise by Symantec of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in
Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares. If only a part of the Exchangeable Shares represented by any certificate are redeemed (or purchased by Symantec pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

    6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Symantec thereof. In order to exercise the Retraction Call Right, Symantec must notify the Corporation in writing of its determination to do so (the "Symantec Call Notice") within two Business Days of notification to Symantec by the Corporation of the receipt by the Corporation of the Retraction Request. If Symantec does not so notify the Corporation within such two Business Day period, the Corporation will notify the holder as soon as possible thereafter that Symantec will not exercise the Retraction Call Right. If Symantec delivers the Symantec Call Notice within such two Business Day time period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Symantec in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Symantec shall purchase from such holder and such holder shall sell to Symantec on the Retraction Date the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Retraction Price per share. For the purposes of completing a purchase pursuant to the Retraction Call Right, Symantec shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing Symantec Common Shares and a cheque in the amount of the remaining portion, if any, of the total Purchase Price. Provided that the total Purchase Price has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that Symantec does not deliver a Symantec Call Notice within such two Business Day period, and provided that Retraction Request is not revoked by the holder in the manner specified in
Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

    6.4 The Corporation or Symantec, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the
Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, certificates representing the Symantec Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) registered in the name of the holder or in such other name as the holder may request in payment of the total Retraction Price or the total Purchase Price, as the case may be, and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in payment of the remaining portion, if any, of the total Retraction Price (less any tax required to be deducted and withheld from the total Retraction Price by the Corporation) without interest or a cheque of Symantec payable at par and in Canadian dollars at any branch of the bankers of Symantec or of the Corporation in Canada in payment of the remaining portion, if any, of the total Purchase Price, as the case may be, and such delivery of such certificates and cheque on behalf of the Corporation or by Symantec, as the case may be, by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheque (plus any tax required and in fact deducted and withheld therefrom and remitted to the proper tax authority without interest), unless such cheque is not paid on due presentation.

    6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by Symantec shall thereafter be considered and deemed for all purposes to be a holder of the Symantec Common Shares delivered to it.

    6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Symantec shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a PRO RATA basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to
Section 6.2 of these share provisions as a result of solvency requirements of applicable law shall be deemed by giving the Retraction Request to require Symantec to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Symantec to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting Trust Agreement.

    6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Symantec shall be deemed to have been revoked.

                                   ARTICLE 7

              REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

    7.1 Subject to applicable law, and if Symantec does not exercise the Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Exchangeable Shares for an amount per share equal to (a) the Current Market Price of a Symantec Common Share on the last Business Day prior to the Automatic Redemption Date, which shall be satisfied in full by the Corporation causing to be delivered to each holder of Exchangeable Shares one Symantec Common Share for each Exchangeable Share held by such holder, plus (b) an additional amount equivalent to the full amount of all declared and unpaid dividends thereon (collectively the "Redemption Price").

    7.2 In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation shall, at least 120 days before the Automatic Redemption Date, send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by Symantec under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right.

    7.3 On or after the Automatic Redemption Date and subject to the exercise by Symantec of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BUSINESS CORPORATIONS ACT (Ontario) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation of certificates representing Symantec Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the additional amount equivalent to the full amount of all declared and unpaid dividends comprising part of the total Redemption Price (less any tax required to be deducted and withheld from the total Redemption Price by the Corporation) without interest. On and after the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price (less any tax required to be deducted or withheld therefrom) without interest for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Symantec Common Shares delivered to them.

                                   ARTICLE 8

                                 VOTING RIGHTS

    8.1 Except as required by applicable law and the provisions of Sections 9.1, 10.1, 11.1 and 11.2, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

                                   ARTICLE 9

                             AMENDMENT AND APPROVAL

    9.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

    9.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 50% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that such approval must be given also by the affirmative vote of holders of more than two-thirds of the Exchangeable Shares represented in person or by proxy at the meeting (excluding Exchangeable Shares beneficially owned by Symantec). If at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

                                   ARTICLE 10

         RECIPROCAL CHANGES, ETC. IN RESPECT OF SYMANTEC COMMON SHARES

    10.1 (a) Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that Symantec will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of these share provisions:

        (i) issue or distribute Symantec Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Symantec Common Shares) to the holders of all or substantially all of the then outstanding Symantec Common Shares by way of stock dividend or other distribution, other than an issue of Symantec Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Symantec Common Shares) to holders of Symantec Common Shares who exercise an option to receive dividends in Symantec Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Symantec Common Shares) in lieu of receiving cash dividends; or

        (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Symantec Common Shares entitling them to subscribe for or to purchase Symantec Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Symantec Common Shares); or

       (iii) issue or distribute to the holders of all or substantially all of the then outstanding Symantec Common Shares (A) shares or securities of Symantec of any class other than Symantec Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire Symantec Common Shares), (B) rights, options or warrants other than those referred to in Section 10.1(a)(ii) above, (C) evidences of indebtedness of Symantec or
    (D) assets of Symantec;

        unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares.

    (b) Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that Symantec will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of these share provisions:

        (i) subdivide, redivide or change the then outstanding Symantec Common Shares into a greater number of Symantec Common Shares; or

        (ii) reduce, combine or consolidate or change the then outstanding Symantec Common Shares into a lesser number of Symantec Common Shares; or

       (iii) reclassify or otherwise change the Symantec Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting the Symantec Common Shares;

        unless  the   same   or   an  economically   equivalent   change   shall
    simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of these share provisions.

                                   ARTICLE 11

               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

    11.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Symantec with all provisions of the Support Agreement applicable to the Corporation and Symantec, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant to such agreement.

    11.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

        (a) adding  to the  covenants of  the  other party  or parties  to  such
    agreement   for  the  protection  of  the  Corporation  or  the  holders  of
    Exchangeable Shares; or

        (b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

        (c) making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                                   ARTICLE 12

                                     LEGEND

    12.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Plan of Arrangement relating to the Liquidation Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).

                                   ARTICLE 13

                                    NOTICES

    13.1 Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

    13.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

    13.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

                                   SCHEDULE A

                              NOTICE OF RETRACTION

To the Corporation and Symantec Corporation

    This notice is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice which are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

    The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 6 of the Share Provisions:

/ /  all share(s) represented by this certificate; or

/ /  _____________________ share(s) only.

    The undersigned hereby notifies the Corporation that the Retraction Date shall be _________________________________ .

NOTE: The Retraction Date must be a Business Day and must not be less than five Business Days nor more than 10 Business Days after the date upon which this notice is received by the Corporation. In the event that no such Business Day is specified above, the Retraction Date shall be deemed to be the tenth Business Day after the date on which this notice is received by the Corporation.

    The undersigned acknowledges the Retraction Call Right of Symantec Corporation to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Symantec Corporation in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If Symantec Corporation determines not to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to Symantec Corporation, may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

    The undersigned acknowledges that if, as a result of solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require Symantec Corporation to purchase the unredeemed Retracted Shares.

    The undersigned hereby represents and warrants to the Corporation and Symantec Corporation that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation or Symantec Corporation, as the case may be, free and clear of all liens, claims and encumbrances.

------------------------  ---------------------------------   ----------------------------
         (Date)               (Signature of Shareholder)        (Guarantee of Signature)

/ / Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer office of The R-M Trust Company (the "Transfer Agent") in Toronto, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent at its principal transfer office in Toronto. The securities and any cheque(s) resulting form the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

------------------------------------------------------  Date -----------------------------
Name of Person in Whose Name Securities or Cheque(s)
Are To Be Registered, Issued or Delivered (please
print)

------------------------------------------------------  ----------------------------------
Street Address or P.O. Box                              Signature of Shareholder

------------------------------------------------------  ----------------------------------
City -- Province                                        Signature Guaranteed by

NOTE: If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.

                                    ANNEX E
                           FORM OF SUPPORT AGREEMENT

                               SUPPORT AGREEMENT

             MEMORANDUM OF AGREEMENT made as of November 22, 1995.

B E T W E E N:

       SYMANTEC CORPORATION,
       a corporation existing under the laws of the State of Delaware,

       (hereinafter referred to as the "Parent"),

                                                            OF THE FIRST PART,

                                     -and -

       DELRINA CORPORATION
       a corporation existing under the laws of the Province of Ontario,

       (hereinafter referred to as the "Company"),

                                                            OF THE SECOND PART.

    WHEREAS pursuant to a combination agreement dated as of July 5, 1995, by and between the Parent and the Company (such agreement as it may be amended or restated is hereinafter referred to as the "Combination Agreement") the parties agreed that on the Effective Date (as defined in the Combination Agreement), the Parent and the Company would execute and deliver a Support Agreement containing the terms and conditions set forth in Exhibit 6.2(b)(i) to the Combination Agreement together with such other terms and conditions as may be agreed to by the parties to the Combination Agreement acting reasonably;

    AND WHEREAS pursuant to an arrangement (the "Arrangement") effected by articles of arrangement dated November 22, 1995 filed pursuant to the BUSINESS CORPORATIONS ACT (Ontario), each issued and outstanding common share of the Company (a "Company Common Share") was exchanged for 0.61 issued and outstanding Exchangeable Non-Voting Shares of the Company (the "Exchangeable Shares"), and thereafter, the Company's sole issued and outstanding share of Class A Preferred Stock was exchanged by the holder thereof for one issued and outstanding Company Common Share;

    AND WHEREAS the above-mentioned articles of arrangement set forth the rights, privileges, restrictions and conditions (collectively the "Exchangeable Share Provisions") attaching to the Exchangeable Shares;

    AND WHEREAS the parties hereto desire to make appropriate provision and to establish a procedure whereby the Parent will take certain actions and make certain payments and deliveries necessary to ensure that the Company will be able to make certain payments and to deliver or cause to be delivered shares of Parent Common Stock in satisfaction of the obligations of the Company under the Exchangeable Share Provisions with respect to the payment and satisfaction of dividends, Liquidation Amounts, Retraction Prices and Redemption Prices, all in accordance with the Exchangeable Share Provisions;

    NOW THEREFORE in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

    1.1 DEFINED TERMS. Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning ascribed thereto in the Exchangeable Share Provisions, unless the context requires otherwise.

    1.2 INTERPRETATION NOT AFFECTED BY HEADINGS, ETC. The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

    1.3 NUMBER, GENDER, ETC. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

    1.4 DATE FOR ANY ACTION. If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day. For the purposes of this agreement, a "Business Day" means a day other than a Saturday, a Sunday or a statutory holiday in the City of Toronto, Ontario or the City of San Francisco, California.

                                   ARTICLE 2
                    COVENANTS OF THE PARENT AND THE COMPANY

    2.1  COVENANTS  OF PARENT  REGARDING EXCHANGEABLE SHARES.   So  long as  any
Exchangeable Shares are outstanding, the Parent will:

        (a)  not declare or pay  any dividend on the  Parent Common Stock unless
    (i) the Company will have sufficient assets, funds and other property available to enable the due declaration and the due and punctual payment in accordance with applicable law, of an equivalent dividend on the Exchangeable Shares and (ii) the Company shall simultaneously declare or pay, as the case may be, an equivalent dividend on the Exchangeable Shares;

        (b) cause the Company to declare simultaneously with the declaration of any dividend on the Parent Common Stock an equivalent dividend on the Exchangeable Shares and, when such dividend is paid on the Parent Common Stock, cause the Company to pay simultaneously therewith such equivalent dividend on the Exchangeable Shares, in each case in accordance with the Exchangeable Share Provisions;

        (c) advise the Company sufficiently in advance of the declaration by the Parent of any dividend on the Parent Common Stock and take all such other actions as are necessary, in cooperation with the Company, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the record date, declaration date and payment date for the corresponding dividend on the Parent Common Stock and such dividend on the Exchangeable Shares shall correspond with any requirement of the stock exchange on which the Exchangeable Shares are listed;

        (d) ensure that the record date for any dividend declared on the Parent Common Stock is not less than 10 Business Days after the declaration date for such dividend;

        (e) take all such actions and do all such things as are necessary or desirable to enable and permit the Company, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding-up of the Company, including without limitation all such actions and all such things as are necessary or desirable to enable and permit the Company to cause to be delivered shares of Parent Common Stock to the holders of Exchangeable Shares in accordance with the provisions of Article 5 of the Exchangeable Share Provisions;

        (f) take all such actions and do all such things as are necessary or desirable to enable and permit the Company, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Retraction Price and the Redemption Price, including without limitation all such actions and all such things as are necessary or desirable to enable and permit the Company to cause to be delivered shares of Parent Common Stock to the holders of Exchangeable Shares, upon the retraction or redemption of the Exchangeable Shares in accordance with the provisions of Article 6 or Article 7 of the Exchangeable Share Provisions, as the case may be; and

        (g) not exercise its vote as a shareholder to initiate the voluntary liquidation, dissolution or winding-up of the Company nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of the Company.

    2.2 SEGREGATION OF FUNDS. The Parent will cause the Company to deposit a sufficient amount of funds in a separate account and segregate a sufficient amount of such assets and other property as is necessary to enable the Company to pay or otherwise satisfy the applicable dividends, Liquidation Amount, Retraction Price or Redemption Price, in each case for the benefit of holders from time to time of the Exchangeable Shares, and will use such funds, assets and other property so segregated exclusively for the payment of dividends and the payment or other satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price, as applicable.

    2.3 RESERVATION OF SHARES OF PARENT COMMON STOCK. The Parent hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of Parent Common Stock (or other shares or securities into which the Parent Common Stock may be reclassified or changed as contemplated by section 2.7 hereof) (a) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (b) as are now and may hereafter be required to enable and permit the Company to meet its obligations hereunder, under the Voting and Exchange Trust Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to which the Parent may now or hereafter be required to issue shares of Parent Common Stock.

    2.4   NOTIFICATION  OF CERTAIN  EVENTS.   In order  to assist  the Parent to
comply with its obligations hereunder, the Company will give the Parent notice of each of the following events at the time set forth below:

        (a) in the event of any determination by the Board of Directors of the Company to institute voluntary liquidation, dissolution or winding up proceedings with respect to the Company or to effect any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding up or other distribution;

        (b) immediately, upon the earlier of (i) receipt by the Company of notice of, and (ii) the Company otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding up of the Company or to effect any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs;

        (c) immediately, upon receipt by the Company of a Retraction Request (as defined in the Exchangeable Share Provisions);

        (d) at least 130 days prior to any accelerated Automatic Redemption Date determined by the Board of Directors of the Company in accordance with the Exchangeable Share Provisions; and

        (e) as soon as practicable upon the issuance by the Company of any Exchangeable Shares or rights to acquire Exchangeable Shares.

    2.5 DELIVERY OF SHARES OF PARENT COMMON STOCK. In furtherance of its obligations under sections 2.1(e) and 2.1(f) hereof, upon notice of any event which requires the Company to cause to be delivered shares of Parent Common Stock to any holder of Exchangeable Shares, the Parent shall forthwith issue and deliver the requisite shares of Parent Common Stock to or to the order of the former holder of the surrendered Exchangeable Shares, as the Company shall direct. All such shares of Parent Common Stock shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim. In consideration of the issuance of each such share of Parent Common Stock by the Parent, the Company shall issue to the Parent, or as the Parent shall direct, such number of Company Common Shares as is equal to the fair value of such shares of Parent Common Stock.

    2.6 QUALIFICATION OF SHARES OF PARENT COMMON STOCK. The Parent covenants that if any shares of Parent Common Stock (or other shares or securities into which the Parent Common Stock may be reclassified or changed as contemplated by
Section 2.7 hereof) to be issued and delivered hereunder, including for greater certainty, pursuant to the Exchangeable Share Provisions, or pursuant to the Exchange Right or the Automatic Exchange Rights require registration or qualification with or approval of or the filing of any document including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfillment of any other legal requirement (collectively, the "Applicable Laws") before such shares (or other shares or securities into which the Parent Common Stock may be reclassified or changed as contemplated by
Section 2.7 hereof) may be issued and delivered by the Parent to the initial holder thereof or in order that such shares may be freely traded thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of the Parent for purposes of Canadian federal or provincial securities law or an "affiliate" of the Parent for purposes of United States federal or state securities law), the Parent will in good faith expeditiously take all such actions and do all such things as are necessary to cause such shares of Parent Common Stock (or other shares or securities into which the Parent Common Stock may be reclassified or changed as contemplated by Section 2.7 hereof) to be and remain duly registered, qualified or approved. The Parent represents and warrants that it has in good faith taken all actions and done all things as are necessary under Applicable Laws as they exist on the date hereof to cause the shares of Parent Common Stock (or other shares or securities into which the Parent Common Stock may be reclassified or changed as contemplated by Section
2.7 hereof) to be issued and delivered hereunder, including for greater certainty, pursuant to the Exchangeable Share Provisions, or pursuant to the Exchange Right and the Automatic Exchange Rights to be freely tradeable thereafter (other than restrictions on transfer by reason of a holder being a "control person" of the Parent for the purposes of Canadian federal and provincial securities law or an "affiliate" of the Parent for the purposes of United States federal or state securities law). The Parent will in good faith expeditiously take all such actions and do all such things as are necessary to cause all shares of Parent Common Stock (or other shares or securities into which the Parent Common Stock may be reclassified or changed as contemplated by
Section 2.7 hereof) to be delivered hereunder, including for greater certainty, pursuant to the Exchangeable Share Provisions, or pursuant to the Exchange Right or the Automatic Exchange Rights to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which such shares are listed, quoted or posted for trading at such time. The Parent will in good faith expeditiously take all such action and do all such things as are necessary to cause all Exchangeable Shares to be listed posted for trading on a stock exchange in Canada.

    2.7  ECONOMIC EQUIVALENCE.

    (a) The Parent will not without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of the Exchangeable Share Provisions:

        (i) issue or distribute shares of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock) to the holders of all or substantially all of the then outstanding Parent Common Stock by way of stock dividend or other distribution, other than an issue of shares of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock) to holders of shares of Parent Common Stock who exercise an option to receive dividends in Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock) in lieu of receiving cash dividends; or

        (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of Parent Common Stock entitling them to subscribe for or to purchase shares of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock); or

       (iii) issue or distribute to the holders of all or substantially all of the then outstanding shares of Parent Common Stock (A) shares or securities of the Parent of any class other than Parent Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of Parent Common Stock), (B) rights, options or warrants other than those referred to in subsection 2.7(a)(ii) above, (C) evidences of indebtedness of the Parent or (D) assets of the Parent;

unless (i) the Company is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Exchangeable Shares and (ii) the Company shall issue or distribute such rights, options, securities, shares, evidences of indebtedness or other assets simultaneously to holders of the Exchangeable Shares.

    (b) The Parent will not without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of the Exchangeable Share Provisions:

        (i) subdivide, redivide or change the then outstanding shares of Parent Common Stock into a greater number of shares of Parent Common Stock; or

        (ii) reduce, combine or consolidate or change the then outstanding shares of Parent Common Stock into a lesser number of shares of Parent Common Stock; or

       (iii) reclassify or otherwise change the shares of Parent Common Stock or
    effect   an  amalgamation,  merger,   reorganization  or  other  transaction
    affecting the shares of Parent Common Stock;

unless (i) the Company is permitted under applicable law to simultaneously make the same or an economically equivalent change to, or in the rights of holders of, the Exchangeable Shares and (ii) the same or an economically equivalent change is made to, or in the rights of the holders of, the Exchangeable Shares.

    (c) The Parent will ensure that the record date for any event referred to in section 2.7(a) or 2.7(b) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than 20 Business Days after the date on which such event is declared or announced by the Parent (with simultaneous notice thereof to be given by the Parent to the Company).

    (d) The Board of Directors of the Company shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board may require), economic equivalence for the purposes of any event referred to in subsection 2.7(a) or 2.7(b) above and each such determination shall be conclusive and binding on the Parent. In making each such determination, the following factors shall, without excluding other factors determined by the board to be relevant, be considered by the Board of Directors of the Company:

        (i) in the case of any stock dividend or other distribution payable in shares of Parent Common Stock, the number of such shares issued in proportion to the number of shares of Parent Common Stock previously outstanding;

        (ii) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase shares of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock), the relationship between the exercise price of each such right, option or warrant and the current market value (as determined by the Board of Directors of the Company in the manner above contemplated) of a share of Parent Common Stock;

       (iii) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of the Parent of any class other than Parent Common Stock, any rights, options or warrants other than those referred to in subsection 2.7(d)(ii) above, any evidences of indebtedness of the Parent or any assets of the Parent), the relationship between the fair market value (as determined by the Board of Directors of the Company in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding share of Parent Common Stock and the current market value (as determined by the Board of Directors of the Company in the manner above contemplated) of a share of Parent Common Stock;

       (iv) in the case of any subdivision, redivision or change of the then outstanding shares of Parent Common Stock into a greater number of shares of Parent Common Stock or the reduction, combination or consolidation or change of the then outstanding shares of Parent Common Stock into a lesser number of shares of Parent Common Stock or any amalgamation, merger, reorganization or other transaction affecting the Parent Common Stock, the effect thereof upon the then outstanding shares of Parent Common Stock; and

        (v) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of shares of Parent Common Stock as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

    For purposes of the foregoing determinations, the current market value of any security listed and traded or quoted on a securities exchange shall be the weighted average of the daily trading prices of such security during a period of not less than 20 consecutive trading days ending not more than five trading days before the date of determination on the principal securities exchange on which such securities are listed and traded or quoted; provided, however, that if in the opinion of the Board of Directors of the Company the public distribution or trading activity of such securities during such period does not create a market which reflects the fair market value of such securities, then the current market value thereof shall be determined by the Board of Directors of the Company, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board may require), and provided further that any such determination by the board shall be conclusive and binding on the Parent.

    2.8 TENDER OFFERS, ETC. In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Parent Common Stock (an "Offer") is proposed by the Parent or is proposed to the Parent or its shareholders and is recommended by the Board of Directors of the Parent, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of the Parent, the Parent will use its best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an economically equivalent basis as the holders of shares of Parent Common Stock, without discrimination. Without limiting the generality of the foregoing, the Parent will use its best efforts expeditiously and in good faith to ensure that holders of Exchangeable Shares may participate in all such Offers without being required to retract Exchangeable Shares as against the Company (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer).

    2.9 OWNERSHIP OF OUTSTANDING SHARES. Without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of the Exchangeable Share Provisions, the Parent covenants and agrees in favour of the Company that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than the Parent or any of its Affiliates, the Parent will be and remain the direct or indirect beneficial owner of all issued and outstanding shares in the capital of the Company and all outstanding securities of the Company carrying or otherwise entitled to voting rights in any circumstances, in each case other than the Exchangeable Shares.

    2.10 PARENT NOT TO VOTE EXCHANGEABLE SHARES. The Parent covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by the Parent and its subsidiaries for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. The Parent further covenants and agrees that it will not, and will cause its subsidiaries not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the BUSINESS CORPORATIONS ACT (Ontario) (or any successor or other corporate statute by which the Company may in the future be governed) with respect to any Exchangeable Shares held by it or by its subsidiaries in respect of any matter considered at any meeting of holders of Exchangeable Shares.

    2.11 DUE PERFORMANCE. On and after the Effective Date, the Parent shall duly and timely perform all of its obligations provided for in the Plan of Arrangement, including any obligations that may arise upon the exercise of the Parent's rights under the Exchangeable Share Provisions.

                                   ARTICLE 3
                                    GENERAL

    3.1 TERM. This agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any party other than the Parent and any of its Affiliates.

    3.2 CHANGES IN CAPITAL OF PARENT AND THE COMPANY. Notwithstanding the provisions of section 3.4 hereof, at all times after the occurrence of any event effected pursuant to section 2.7 or 2.8 hereof, as a result of which either the Parent Common Stock or the Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which the Parent Common Stock or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

    3.3 SEVERABILITY. If any provision of this agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this agreement shall not in any way be affected or impaired thereby and this agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

    3.4 AMENDMENTS, MODIFICATIONS, ETC. This agreement may not be amended or modified except by an agreement in writing executed by the Company and the Parent and approved by the holders of the Exchangeable Shares in accordance with
Section 10.2 of the Exchangeable Share Provisions.

    3.5 MINISTERIAL AMENDMENTS. Notwithstanding the provisions of section 3.4, the parties to this agreement may in writing, at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this agreement for the purposes of:

        (a) adding to the covenants of either or both parties for the protection of the holders of the Exchangeable Shares;

        (b) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the Board of Directors of each of the Company and the Parent, it may be expedient to make, provided that each such board of directors shall be of the opinion that such amendments or modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

        (c) making such changes or corrections which, on the advice of counsel to the Company and the Parent, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the boards of directors of each of the Company and the Parent shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

    3.6 MEETING TO CONSIDER AMENDMENTS. The Company, at the request of the Parent, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to section 3.4 hereof. Any such meeting or meetings shall be called and held in accordance with the by-laws of the Company, the Exchangeable Share Provisions and all applicable laws.

    3.7 AMENDMENTS ONLY IN WRITING. No amendment to or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder shall be effective unless made in writing and signed by both of the parties hereto.

    3.8  INUREMENT.   This  agreement shall  be binding  upon and  inure to  the benefit of the parties hereto and their respective successors and assigns.

    3.9 NOTICES TO PARTIES. All notices and other communications between the parties shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for either such party as shall be specified in like notice):

    (a)  if to the Parent at:         Symantec Corporation
                                      10201 Torre Avenue
                                      Cupertino, CA 95014
    ATTENTION: GENERAL COUNSEL
              Telecopy:               (408) 252-5101

    (b)  if to the Company at:        Delrina Corporation
                                      895 Don Mills Road, 500-2 Park Centre
                                      Toronto, Ontario, Canada M3C1W3
    ATTENTION: GENERAL COUNSEL
              Telecopy:               (416) 441-2498

Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

    3.10 COUNTERPARTS. This agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

    3.11   JURISDICTION.   This agreement  shall be  construed and  enforced  in
accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

    3.12 ATTORNMENT. The Parent agrees that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints the Company at its registered office in the Province of Ontario as the Parent's attorney for service of process.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SYMANTEC CORPORATION

                                          By
                                          --------------------------------------

                                          --------------------------------------

DELRINA CORPORATION

                                          By
                                          --------------------------------------

                                          --------------------------------------

                                    ANNEX F
                          FORM OF VOTING AND EXCHANGE
                                TRUST AGREEMENT

                      VOTING AND EXCHANGE TRUST AGREEMENT

       MEMORANDUM OF AGREEMENT made as of the 22nd day of November, 1995.

B E T W E E N:

       SYMANTEC CORPORATION,
       a corporation existing under the laws of the State of Delaware,

       (hereinafter referred to as the "Parent"),

                                                     OF THE FIRST PART,

                                     -and -

       DELRINA CORPORATION,
       a corporation existing under the laws of the Province of Ontario,

       (hereinafter referred to as the "Company"),

                                                      OF THE SECOND PART,

                                     -and -

       THE R-M TRUST COMPANY,
       a trust company incorporated under the laws of Canada,

       (hereinafter referred to as the "Trustee"),

                                                     OF THE THIRD PART.

    WHEREAS pursuant to a combination agreement dated as of July 5, 1995, by and between the Parent and the Company (such agreement as it may be amended or restated is hereinafter referred to as the "Combination Agreement") the parties agreed that on the Effective Date (as defined in the Combination Agreement), the Parent and the Company would execute and deliver a Voting and Exchange Trust Agreement containing the terms and conditions set forth in Exhibit 6.2(b)(ii) to the Combination Agreement together with such other terms and conditions as may be agreed to by the parties to the Combination Agreement acting reasonably;

    AND WHEREAS pursuant to an arrangement (the "Arrangement") effected by articles of arrangement dated November 22, 1995 filed pursuant to the BUSINESS CORPORATIONS ACT (Ontario), each issued and outstanding common share of the Company (a "Company Common Share") was exchanged for 0.61 issued and outstanding Exchangeable Non-Voting Shares of the Company (the "Exchangeable Shares"), and thereafter, the Company's sole issued and outstanding share of Class A Preferred Stock was exchanged by the holder thereof for one issued and outstanding Company Common Share;

    AND WHEREAS the above-mentioned articles of arrangement set forth the rights, privileges, restrictions and conditions (collectively the "Exchangeable Share Provisions") attaching to the Exchangeable Shares;

    AND WHEREAS the Parent is to provide voting rights in the Parent to each holder (other than the Parent, its subsidiaries and Affiliates) from time to time of Exchangeable Shares, such voting rights per Exchangeable Share to be equivalent to the voting rights per share of the Parent Common Stock (the "Parent Common Stock");

    AND WHEREAS the Parent is to grant to and in favour of the holders (other than the Parent, its subsidiaries and Affiliates) from time to time of Exchangeable Shares the right, in the circumstances set forth herein, to require the Parent to purchase from each such holder all or any part of the Exchangeable Shares held by the holder;

    AND WHEREAS the parties desire to make appropriate provision and to establish a procedure whereby voting rights in the Parent shall be exercisable by holders (other than the Parent, its subsidiaries and Affiliates) from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to one share of Parent Special Voting Stock (the "Parent Special Voting Stock") to which voting rights attach for the benefit of such holders and whereby the rights to require the Parent to purchase Exchangeable Shares from the holders thereof (other than the Parent, its subsidiaries and Affiliates) shall be exercisable by such holders from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to such rights for the benefit of such holders;

    AND WHEREAS these recitals and any statements of fact in this trust agreement are made by the Parent and the Company and not by the Trustee;

    NOW THEREFORE in consideration of the respective covenants and agreements provided in this trust agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

    1.1 DEFINITIONS. In this trust agreement, the following terms shall have the following meanings:

    "AFFILIATE" of any person means any other person directly or indirectly controlled by, or under common control of, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control of"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise.

    "ARRANGEMENT" has the meaning ascribed thereto in the recitals hereto.

    "AUTOMATIC EXCHANGE RIGHTS" means the benefit of the obligation of the Parent to effect the automatic exchange of shares of Parent Common Stock for Exchangeable Shares pursuant to section 5.12 hereof.

    "BOARD OF DIRECTORS" means the Board of Directors of the Company.

    "BUSINESS DAY" means a day other than a Saturday, a Sunday or a statutory holiday in the City of Toronto, Ontario or the City of San Francisco, California.

    "CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

    "COMPANY COMMON SHARES" has the meaning ascribed thereto in the recitals hereto.

    "CURRENT MARKET PRICE" means, in respect of a share of Parent Common Stock on any date, the Canadian Dollar Equivalent of the average of the closing bid and asked prices of shares of Parent

    Common Stock during a period of 20 consecutive trading days ending not more than five trading days before such date on the Nasdaq National Market, or, if the shares of Parent Common Stock are not then quoted on the Nasdaq National Market, on such other stock exchange or automated quotation system on which the shares of Parent Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Parent Common Stock during such period does not create a market which reflects the fair market value of the Parent Common Stock, then the Current Market Price of the Parent Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors of the Parent may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

    "EXCHANGE RIGHT" has the meaning ascribed thereto in Section 5.1 hereof.

    "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares.

    "EXCHANGEABLE SHARES" has the meaning ascribed thereto in the recitals hereto.

    "HOLDER VOTES" has the meaning ascribed thereto in section 4.2 hereof.

    "HOLDERS" means the registered holders from time to time of Exchangeable Shares, other than the Parent and its subsidiaries.

    "INSOLVENCY EVENT" means the institution by the Company of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound up, or the consent of the Company to the institution of bankruptcy, insolvency, dissolution or winding up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding up under any bankruptcy, insolvency or analogous laws, including without limitation the COMPANIES CREDITORS' ARRANGEMENT ACT (CANADA) AND THE BANKRUPTCY AND INSOLVENCY ACT (Canada), and the failure by the Company to contest in good faith any such proceedings commenced in respect of the Company within 15 days of becoming aware thereof, or the consent by the Company to the filing of any such petition or to the appointment of a receiver, or the making by the Company of a general assignment for the benefit of creditors, or the admission in writing by the Company of its inability to pay its debts generally as they become due, or the Company not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to Section 6.6 of the Exchangeable Share Provisions.

    "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in Section 1.1 of the Plan of Arrangement.

    "LIQUIDATION EVENT" has the meaning ascribed thereto in subsection 5.12(b) hereof.

    "LIQUIDATION EVENT EFFECTIVE DATE" has the meaning ascribed thereto in subsection 5.12(c) hereof.

    "LIST" has the meaning ascribed thereto in section 4.6 hereof.

    "OFFICER'S CERTIFICATE" means, with respect to the Parent or the Company, as the case may be, a certificate signed by any one of the Chairman of the Board, the Vice-Chairman of the Board, the President, any Vice-President or any other senior officer of the Parent or the Company, as the case may be.

    "PARENT COMMON STOCK" has the meaning ascribed thereto in the recitals hereto.

    "PARENT CONSENT" has the meaning ascribed thereto in section 4.2 hereof.

    "PARENT MEETING" has the meaning ascribed thereto in section 4.2 hereof.

    "PARENT SPECIAL VOTING STOCK" has the meaning ascribed thereto in the recitals hereto.

    "PARENT SUCCESSOR" has the meaning ascribed thereto in subsection 11.1(a) hereof.

    "PERSON"  includes   an  individual,   partnership,  corporation,   company,
unincorporated    syndicate   or   organization,   trust,   trustee,   executor,
administrator and other legal representative.

    "PLAN OF ARRANGEMENT" means the plan of arrangement of the Company providing for the Arrangement.

    "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in Section 1.1 of the Exchangeable Share Provisions.

    "RETRACTED SHARES" has the meaning ascribed thereto in section 5.7 hereof.

    "RETRACTION CALL RIGHT" has the meaning ascribed thereto in Section 6.1 of the Exchangeable Share Provisions.

    "SUPPORT AGREEMENT" means that certain support agreement made as of even date hereof between the Company and the Parent.

    "TRUST" means the trust created by this agreement.

    "TRUST ESTATE" means the Voting Share, any other securities, the Exchange Right, the Automatic Exchange Rights and any money or other property which may be held by the Trustee from time to time pursuant to this trust agreement.

    "TRUSTEE"  means The  R-M Trust  Company and,  subject to  the provisions of
Article 10 hereof, includes any successor trustee or permitted assigns.

    "VOTING RIGHTS" means the voting rights attached to the Voting Share.

    "VOTING SHARE" means the one share of Parent Special Voting Stock, U.S. $1.00 par value, issued by the Parent to and deposited with the Trustee, which entitles the holder of record to a number of votes at meetings of holders of Parent Common Stock equal to the number of Exchangeable Shares outstanding from time to time other than Exchangeable Shares held by the Parent, its subsidiaries and Affiliates.

    1.2 INTERPRETATION NOT AFFECTED BY HEADINGS, ETC. The division of this trust agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this trust agreement.

    1.3   NUMBER, GENDER, ETC.   Words importing the  singular number only shall
include the plural and vice versa. Words importing the use of any gender shall include all genders.

    1.4 DATE FOR ANY ACTION. If any date on which any action is required to be taken under this trust agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE 2
                              PURPOSE OF AGREEMENT

    2.1 ESTABLISHMENT OF TRUST. The purpose of this trust agreement is to create the Trust for the benefit of the Holders, as herein provided. The Trustee will hold the Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange Right and the Automatic Exchange Rights in order to enable the Trustee to exercise such rights, in each case as trustee for and on behalf of the Holders as provided in this trust agreement.

                                   ARTICLE 3
                                  VOTING SHARE

    3.1 ISSUE AND OWNERSHIP OF THE VOTING SHARE. The Parent hereby issues to and deposits with the Trustee the Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders and in accordance with the provisions of this trust agreement. The Parent hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the issuance of the Voting Share by the Parent to the Trustee. During the term of the Trust and subject to the terms and conditions of this trust agreement, the Trustee shall possess and be vested with full legal ownership of the Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Voting Share, provided that the Trustee shall:

        (a) hold the Voting Share and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this trust agreement; and

        (b) except as specifically authorized by this trust agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Voting Share and the Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this trust agreement.

    3.2 LEGENDED SHARE CERTIFICATES. The Company will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Holders of their right to instruct the Trustee with respect to the exercise of the Voting Rights with respect to the Exchangeable Shares held by a Holder.

    3.3  SAFE KEEPING OF CERTIFICATE.   The certificate representing the  Voting
Share shall at all times be held in safe keeping by the Trustee or its agent.

                                   ARTICLE 4
                           EXERCISE OF VOTING RIGHTS

    4.1 VOTING RIGHTS. The Trustee, as the holder of record of the Voting Share, shall be entitled to all of the Voting Rights, including the right to consent to or to vote in person or by proxy the Voting Share, on any matter, question or proposition whatsoever that may properly come before the stockholders of the Parent at a Parent Meeting or in connection with a Parent Consent (in each case, as hereinafter defined). The Voting Rights shall be and remain vested in and exercised by the Trustee. Subject to section 7.15 hereof, the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 4 from Holders entitled to instruct the Trustee as to the voting thereof at the time at which the Parent Consent is sought or the Parent Meeting is held. To the extent that no instructions are received from a Holder with respect to the Voting Rights to which such Holder is entitled, the Trustee shall not exercise or permit the exercise of such Holder's Voting Rights.

    4.2 NUMBER OF VOTES. With respect to all meetings of stockholders of the Parent at which holders of shares of Parent Common Stock are entitled to vote (a "Parent Meeting") and with respect to all written consents sought by the Parent from its stockholders including the holders of shares of Parent Common Stock (a "Parent Consent"), each Holder shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, one of the votes comprised in the Voting Rights for each Exchangeable Share owned of record by such Holder on the record date established by the Parent or by applicable law for such Parent Meeting or Parent Consent, as the case may be (the "Holder Votes") in respect of each matter, question or proposition to be voted on at such Parent Meeting or to be consented to in connection with such Parent Consent.

    4.3 MAILINGS TO SHAREHOLDERS. With respect to each Parent Meeting and Parent Consent, the Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as the Parent utilizes in communications to holders of Parent Common Stock, subject to the Trustee's ability to provide this method of communication and upon being advised in writing of such method) to each of the Holders named in the List on the same day as the initial mailing or notice (or other communication) with respect thereto is given by the Parent to its stockholders:

        (a) a copy of such notice, together with any proxy or information statement and related materials to be provided to stockholders of the Parent;

        (b) a statement that such Holder is entitled to instruct the Trustee as to the exercise of the Holder Votes with respect to such Parent Meeting or Parent Consent, as the case may be, or, pursuant to section 4.7 hereof, to attend such Parent Meeting and to exercise personally the Holder Votes thereat;

        (c) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

           (i) a proxy to such Holder or his designee to exercise personally the Holder Votes; or

           (ii) a proxy to a designated agent or other representative of the management of the Parent to exercise such Holder Votes;

        (d) a statement that if no such instructions are received from the Holder, the Holder Votes to which such Holder is entitled will not be exercised;

        (e) a form of direction whereby the Holder may so direct and instruct the Trustee as contemplated herein; and

        (f) a statement of (i) the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a Parent Meeting shall not be earlier than the close of business on the second Business Day prior to such meeting, and (ii) the method for revoking or amending such instructions.

The materials referred to above are to be provided by the Parent to the Trustee, but shall be subject to review and comment by the Trustee.

For the purpose of determining Holder Votes to which a Holder is entitled in respect of any such Parent Meeting or Parent Consent, the number of Exchangeable Shares owned of record by the Holder shall be determined at the close of business on the record date established by the Parent or by applicable law for purposes of determining stockholders entitled to vote at such Parent Meeting or to give written consent in connection with such Parent Consent. The Parent will notify the Trustee in writing of any decision of the Board of Directors of the Parent with respect to the calling of any such Parent Meeting or the seeking of any such Parent Consent and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this section 4.3.

    4.4 COPIES OF STOCKHOLDER INFORMATION. The Parent will deliver to the Trustee copies of all proxy materials, (including notices of Parent Meetings but excluding proxies to vote shares of Parent Common Stock), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of Parent Common Stock in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Holder at the same time as such materials are first sent to holders of Parent Common Stock. The Trustee will mail or otherwise send to each Holder, at the expense of Parent, copies of all such materials (and all materials specifically directed to the Holders or to the Trustee for the benefit of the Holders by the Parent) received by the Trustee from the Parent at the same time as such materials are first sent to holders of Parent Common Stock. The Trustee will make copies of all such materials available for inspection by any Holder at the Trustee's principal office in the cities of Toronto and Vancouver.

    4.5 OTHER MATERIALS. Immediately after receipt by the Parent or any stockholder of the Parent of any material sent or given generally to the holders of Parent Common Stock by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), the Parent shall use its best efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Holders by such third party) to each Holder as soon as possible thereafter. As soon as practicable after receipt thereof, the Trustee will mail or otherwise send to each Holder, at the expense of the Parent, copies of all such materials received by the Trustee from the Parent. The Trustee will also make copies of all such materials available for inspection by any Holder at the Trustee's principal office in the cities of Toronto and Vancouver.

    4.6 LIST OF PERSONS ENTITLED TO VOTE. The Company shall, (a) prior to each annual, general and special Parent Meeting or the seeking of any Parent Consent and (b) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Holders arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Holder, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a Parent Meeting or a Parent Consent, at the close of business on the record date established by the Parent or pursuant to applicable law for determining the holders of Parent Common Stock entitled to receive notice of and/or to vote at such Parent Meeting or to give consent in connection with such Parent Consent. Each such List shall be delivered to the Trustee promptly after receipt by the Company of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to enable the Trustee to perform its obligations under this Agreement. The Parent agrees to give the Company written notice (with a copy to the Trustee) of the calling of any Parent Meeting or the seeking of any Parent Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable the Company to perform its obligations under this section 4.6.

    4.7 ENTITLEMENT TO DIRECT VOTES. Any Holder named in a List prepared in connection with any Parent Meeting or any Parent Consent will be entitled (a) to instruct the Trustee in the manner described in section 4.3 hereof with respect to the exercise of the Holder Votes to which such Holder is entitled or (b) to attend such meeting and personally to exercise thereat (or to exercise with respect to any written consent), as the proxy of the Trustee, the Holder Votes to which such Holder is entitled except, in each case, to the extent that such Holder has transferred the ownership of any Exchangeable Shares in respect of which such Holder is entitled to Holder Votes after the close of business on the record date for such meeting or seeking of consent.

    4.8   VOTING  BY  TRUSTEE,  AND ATTENDANCE  OF  TRUSTEE  REPRESENTATIVE,  AT
MEETING.

    (a) In connection with each Parent Meeting and Parent Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Holder pursuant to section 4.3 hereof, the Holder Votes as to which such Holder is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Holder prior to the time and date fixed by it for receipt of such instructions in the notice given by the Trustee to the Holder pursuant to section 4.3 hereof.

    (b) The Trustee shall cause such representatives as are empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each Parent Meeting. Upon submission by a Holder (or its designee) of identification satisfactory to the Trustee's representatives, and at the Holder's request, such representatives shall sign and deliver to such Holder (or its designee) a proxy to exercise personally the Holder Votes as to which such Holder is otherwise entitled hereunder to direct the vote, if such Holder either
(i) has not previously given the Trustee instructions pursuant to section 4.3 hereof in respect of such meeting, or (ii) submits to the Trustee's representatives written revocation of any such previous instructions. At such meeting, the Holder exercising such Holder Votes shall have the same rights as the Trustee to speak at the meeting in respect of any matter, question or proposition, to vote by way of ballot at the meeting in respect of any matter, question or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

    4.9 DISTRIBUTION OF WRITTEN MATERIALS. Any written materials to be distributed by the Trustee to the Holders pursuant to this trust agreement shall be delivered or sent by mail (or otherwise communicated in the same manner as the Parent utilizes in communications to holders of Parent Common Stock) to each Holder at its address as shown on the books of the Company. The Company shall provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:

        (a) current lists of the Holders; and

        (b) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this trust agreement.

The materials referred to above are to be provided by the Parent to the Trustee, but shall be subject to review and comment by the Trustee.

    4.10 TERMINATION OF VOTING RIGHTS. All of the rights of a Holder with respect to the Holder Votes exercisable in respect of the Exchangeable Shares held by such Holder, including the right to instruct the Trustee as to the voting of or to vote personally such Holder Votes, shall be deemed to be surrendered by the Holder to the Parent and such Holder Votes and the Voting Rights represented thereby shall cease immediately upon the delivery by such holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Holder of the Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for shares of Parent Common Stock, as specified in Article 5 hereof (unless in either case the Parent shall not have delivered the requisite shares of Parent Common Stock issuable in exchange therefor to the Trustee for delivery to the Holders), or upon the redemption of Exchangeable Shares pursuant to Article 6 or Article 7 of the Exchangeable Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of the Company pursuant to Article 5 of the Exchangeable Share Provisions, or upon the purchase of Exchangeable Shares from the holder thereof by the Parent pursuant to the exercise by the Parent of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

                                   ARTICLE 5
                     EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

    5.1 GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT. The Parent hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders (a) the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require the Parent to purchase from each or any Holder all or any part of the Exchangeable Shares held by the Holder and
(b) the Automatic Exchange Rights, all in accordance with the provisions of this agreement. The Parent hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by the Parent to the Trustee. During the term of the Trust and subject to the terms and conditions of this trust agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right and the Automatic Exchange Rights, provided that the Trustee shall:

        (a) hold the Exchange Right and the Automatic Exchange Rights and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this trust agreement; and

        (b) except as specifically authorized by this trust agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right or the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which this Trust is created pursuant to this trust agreement.

    5.2   LEGENDED SHARE CERTIFICATES.   The Company will cause each certificate
representing Exchangeable Shares to bear an appropriate legend notifying the Holders of:

        (a) their right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Holder; and

        (b) the Automatic Exchange Rights.

    5.3 GENERAL EXERCISE OF EXCHANGE RIGHT. The Exchange Right shall be and remain vested in and exercised by the Trustee. Subject to section 7.15 hereof, the Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Article 5 from Holders entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Holder with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.

    5.4 PURCHASE PRICE. The purchase price payable by the Parent for each Exchangeable Share to be purchased by the Parent under the Exchange Right shall be an amount per share equal to (a) the Current Market Price of a share of Parent Common Stock on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on each such Exchangeable Share (provided that if the record date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale the purchase price shall not include such additional amount equivalent to the declared and unpaid dividends). In connection with each exercise of the Exchange Right, the Parent will provide to the Trustee an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share. The purchase price for each such Exchangeable Share so purchased may be satisfied only by the Parent issuing and delivering or causing to be delivered to the Trustee, on behalf of the relevant Holder, one share of Parent Common Stock and a cheque for the balance, if any, of the purchase price without interest.

    5.5 EXERCISE INSTRUCTIONS. Subject to the terms and conditions herein set forth, a Holder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Holder on the books of the Company. To cause the exercise of the Exchange Right by the Trustee, the Holder shall deliver to the Trustee, in person or by certified or registered mail, at its principal office in Toronto, Ontario or at such other places in Canada as the Trustee may from time to time designate by written notice to the Holders, the certificates representing the Exchangeable Shares which such Holder desires the Parent to purchase, duly endorsed in blank, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BUSINESS CORPORATIONS ACT (Ontario) and the by-laws of the Company and such additional documents and instruments as the Trustee may reasonably require together with (a) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (i) that the Holder thereby instructs the Trustee to exercise the Exchange Right so as to require the Parent to purchase from the Holder the number of Exchangeable Shares specified therein, (ii) that such Holder has good title to and owns all such Exchangeable Shares to be acquired by the Parent free and clear of all liens, claims and encumbrances, (iii) the names in which the certificates representing the Parent Common Stock issuable in connection with the exercise of the Exchange Right are to be issued and (iv) the names and addresses of the persons to whom such new certificates should be delivered and (b) payment (or evidence satisfactory to the Trustee, the Company and the Parent of payment) of the taxes (if any) payable as contemplated by section  5.8  of  this trust  agreement.  If  only a  part  of  the Exchangeable

Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by the Parent under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Company.

    5.6 DELIVERY OF PARENT COMMON STOCK; EFFECT OF EXERCISE. Promptly after receipt of the certificates representing the Exchangeable Shares which the Holder desires the Parent to purchase under the Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right (and payment of taxes, if any, or evidence thereof)), duly endorsed for transfer to the Parent, the Trustee shall notify the Parent and the Company of its receipt of the same, which notice to the Parent and the Company shall constitute exercise of the Exchange Right by the Trustee on behalf of the holder of such Exchangeable Shares, and the Parent shall immediately thereafter deliver or cause to be delivered to the Trustee, for delivery to the Holder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Holder), the certificates for the number of shares of Parent Common Stock issuable in connection with the exercise of the Exchange Right, which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance, and cheques for the balance, if any, of the total purchase price therefor without interest; provided, however, that no such delivery shall be made unless and until the Holder requesting the same shall have paid (or provided evidence satisfactory to the Trustee, the Company and the Parent of the payment of) the taxes (if any) payable as contemplated by section 5.8 of this trust agreement. Immediately upon the giving of notice by the Trustee to the Parent and the Company of the exercise of the Exchange Right, as provided in this section 5.6, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, and the Holder of such Exchangeable Shares shall be deemed to have transferred to the Parent all of its right, title and interest in and to such Exchangeable Shares and in the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total purchase price therefor, unless the requisite number of shares of Parent Common Stock (together with a cheque for the balance, if any, of the total purchase price therefor without interest) is not allotted, issued and delivered by the Parent to the Trustee, for delivery to such Holder (or to such other persons, if any, properly designated by such Holder), within five Business Days of the date of the giving of such notice by the Trustee, in which case the rights of the Holder shall remain unaffected until such shares of Parent Common Stock are so allotted, issued and delivered by the Parent and any such cheque is so delivered and paid. Concurrently with such Holder ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the shares of Parent Common Stock delivered to it pursuant to the Exchange Right.

    5.7 EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION. In the event that a Holder has exercised its right under Article 6 of the Exchangeable Share Provisions to require the Company to redeem any or all of the Exchangeable Shares held by the Holder (the "Retracted Shares") and is notified by the Company pursuant to Section 6.6 of the Exchangeable Share Provisions that the Company will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, subject to receipt by the Trustee of written notice to that effect from the Company and provided that the Parent shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Holder has not revoked the retraction request delivered by the Holder to the Company pursuant to Section 6.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Holder to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares which the Company is unable to redeem. In any such event, the Company hereby agrees with the Trustee and in favour of the Holder immediately to notify the Trustee of such prohibition against the Company redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Holder to the Company or to the transfer agent of the Exchangeable Shares (including without limitation a copy of the retraction request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that the Company is not permitted to redeem and will require the Parent to purchase such shares in accordance with the provisions of this Article 5.

    5.8 STAMP OR OTHER TRANSFER TAXES. Upon any sale of Exchangeable Shares to the Parent pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing the Parent Common Stock to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Holder of the Exchangeable Shares so sold or in such names as such Holder may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold, provided, however, that such Holder (a) shall pay (and neither the Parent, the Company nor the Trustee shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Holder or (b) shall have established to the satisfaction of the Trustee, the Parent and the Company that such taxes, if any, have been paid.

    5.9 NOTICE OF INSOLVENCY EVENT. Immediately upon the occurrence of an Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, the Company and the Parent shall give written notice thereof to the Trustee. As soon as practicable after receiving notice from the Company and the Parent or from any other person of the occurrence of an Insolvency Event, the Trustee will mail to each Holder, at the expense of the Parent, a notice of such Insolvency Event in the form provided by the Parent, which notice shall contain a brief statement of the right of the Holders with respect to the Exchange Right.

    5.10 QUALIFICATION OF PARENT COMMON STOCK. The Parent covenants that if any shares of Parent Common Stock to be issued and delivered pursuant to the Exchange Right or the Automatic Exchange Rights require registration or qualification with or approval of or the filing of any document including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfillment of any other legal requirement (collectively, the "Applicable Laws") before such shares may be issued and delivered by the Parent to the initial holder thereof or in order that such shares may be freely traded thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of the Parent for purposes of Canadian federal or provincial securities law or an "affiliate" of the Parent for purposes of United States federal or state securities law), the Parent will in good faith expeditiously take all such actions and do all such things as are necessary to cause such shares of Parent Common Stock to be and remain duly registered, qualified or approved. The Parent represents and warrants that it has in good faith taken all actions and done all things as are necessary under Applicable Laws as they exist on the date hereof to cause the shares of Parent Common Stock to be issued and delivered pursuant to the Exchange Right and the Automatic Exchange Rights and to be freely tradeable thereafter (other than restrictions on transfer by reason of a holder being a "control person" of the Parent for the purposes of Canadian federal and provincial securities law or an "affiliate" of the Parent for the purposes of United States federal or state securities law). The Parent will in good faith expeditiously take all such actions and do all such things as are necessary to cause all shares of Parent Common Stock to be delivered pursuant to the Exchange Right or the Automatic Exchange Rights to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which such shares are listed, quoted or posted for trading at such time.

    5.11  RESERVATION OF SHARES OF PARENT COMMON STOCK.

    The Parent hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of Parent Common Stock (a) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and

(ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (b) as are now and may hereafter be required to enable and permit the Company to meet its obligations hereunder, under the Support Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to which the Parent may now or hereafter be required to issue shares of Parent Common Stock.

    5.12  AUTOMATIC EXCHANGE ON LIQUIDATION OF PARENT.

    (a) The Parent will give the Trustee written notice of each of the following events at the time set forth below:

        (i) in the event of any determination by the Board of Directors of the Parent to institute voluntary liquidation, dissolution or winding-up proceedings with respect to the Parent or to effect any other distribution of assets of the Parent among its stockholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

        (ii) immediately, upon the earlier of (A) receipt by the Parent of notice of and (B) the Parent otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding up of the Parent or to effect any other distribution of assets of the Parent among its stockholders for the purpose of winding up its affairs.

    (b) Immediately following receipt by the Trustee from the Parent of notice of any event (a "Liquidation Event") contemplated by section 5.12(a)(i) or 5.12(a)(ii) above, the Trustee will give notice thereof to the Holders. Such notice will be provided by the Parent to the Trustee and shall include a brief description of the automatic exchange of Exchangeable Shares for shares of Parent Common Stock provided for in section 5.12(c) below.

    (c) In order that the Holders will be able to participate on a PRO RATA basis with the holders of Parent Common Stock in the distribution of assets of the Parent in connection with a Liquidation Event, on the fifth Business Day prior to the effective date (the "Liquidation Event Effective Date") of a Liquidation Event all of the then outstanding Exchangeable Shares shall be automatically exchanged for shares of Parent Common Stock. To effect such automatic exchange, the Parent shall purchase each Exchangeable Share outstanding on the fifth Business Day prior to the Liquidation Event Effective Date and held by Holders, and each Holder shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to (a) the Current Market Price of a share of Parent Common Stock on the fifth Business Day prior to the Liquidation Event Effective Date, which shall be satisfied in full by the Parent issuing to the Holder one share of Parent Common Stock, plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on each such Exchangeable Share and all dividends declared on the Parent Common Stock that have not been declared on such Exchangeable Shares in accordance with Section 3.1 of the Exchangeable Share Provisions (provided that if the record date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale, the purchase price shall not include such additional amounts equivalent to such declared and unpaid dividends). In connection with such automatic exchange, the Parent will provide to the Trustee an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share.

    (d) On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for Parent Common Stock shall be deemed to have occurred, and each Holder of Exchangeable Shares shall be deemed to have transferred to the Parent all of the Holder's right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and the Parent shall issue to the Holder the shares of Parent Common Stock issuable upon the automatic exchange of Exchangeable Shares for Parent Common Stock and shall deliver to the Trustee for delivery to the Holder a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares without interest. Concurrently with such Holder ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the shares of Parent Common Stock issued to it pursuant to the automatic exchange of Exchangeable Shares for Parent Common Stock and the certificates held by the Holder previously representing the Exchangeable Shares exchanged by the Holder with the Parent pursuant to such automatic exchange shall thereafter be deemed to represent the shares of Parent Common Stock issued to the Holder by the Parent pursuant to such automatic exchange. Upon the request of a Holder and the surrender by the Holder of Exchangeable Share certificates deemed to represent shares of Parent Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as the Parent may reasonably require, the Parent shall deliver or cause to be delivered to the Holder certificates representing the shares of Parent Common Stock of which the Holder is the holder.

                                   ARTICLE 6
              RESTRICTIONS ON ISSUE OF PARENT SPECIAL VOTING STOCK

    6.1   ISSUE OF ADDITIONAL SHARES.   During the term of this trust agreement,
the Parent will not issue any shares of Parent Special Voting Stock in addition to the Voting Share.

                                   ARTICLE 7
                             CONCERNING THE TRUSTEE

    7.1 POWERS AND DUTIES OF THE TRUSTEE. The rights, powers and authorities of the Trustee under this trust agreement, in its capacity as trustee of the Trust, shall include:

        (a) receipt and deposit of the Voting Share from the Parent as trustee for and on behalf of the Holders in accordance with the provisions of this agreement;

        (b) granting proxies and distributing materials to Holders as provided in this trust agreement;

        (c) voting the Holder Votes in accordance with the provisions of this trust agreement;

        (d) receiving the grant of the Exchange Right and the Automatic Exchange Rights from the Parent as trustee for and on behalf of the Holders in accordance with the provisions of this trust agreement;

        (e) exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this trust agreement, and in connection therewith receiving from Holders Exchangeable Shares and other requisite documents and distributing to such Holders the shares of Parent Common Stock and cheques, if any, to which such Holders are entitled upon the exercise of the Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

        (f) holding title to the Trust Estate;

        (g) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this trust agreement;

        (h) taking action at the direction of a Holder or Holders to enforce the obligations of the Parent under this trust agreement; and

        (i) taking such other actions and doing such other things as are specifically provided in this trust agreement.

    In the exercise of such rights, powers and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this trust agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon all persons. For greater certainty, the Trustee shall have only those duties as are set out specifically in this trust agreement.

    The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith with a view to the best interests of the Holders and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

    The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Trustee be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this Agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

    7.2 NO CONFLICT OF INTEREST. The Trustee represents to the Company and the Parent that at the date of execution and delivery of this trust agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 10 hereof. If, notwithstanding the foregoing provisions of this section 7.2, the Trustee has such a material conflict of interest, the validity and enforceability of this trust agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this section 7.2, any interested party may apply to the Ontario Court of Justice (General Division) for an order that the Trustee be replaced as trustee hereunder.

    7.3  DEALINGS WITH  TRANSFER AGENTS, REGISTRARS, ETC.   The Company and  the
Parent irrevocably authorize the Trustee, from time to time, to:

        (a) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and the Parent Common Stock; and

        (b) requisition, from time to time, (i) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this trust agreement and (ii) from the transfer agent of the Parent Common Stock, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Exchange Right and pursuant to the Automatic Exchange Rights in the manner specified in Article 5 hereof.

    The Company and the Parent irrevocably authorize their respective registrars and transfer agents to comply with all such requests. The Parent covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Right and the Automatic Exchange Rights, in each case pursuant to Article 5 hereof.

    7.4 BOOKS AND RECORDS. The Trustee shall keep available for inspection by the Parent and the Company, at the Trustee's principal office in Toronto, Ontario, correct and complete books and records of account relating to the Trustee's actions under this trust agreement, including without limitation all information relating to mailings and instructions to and from Holders and all transactions pursuant to the Voting Rights, the Exchange Right and the Automatic Exchange Rights for the term of this Agreement. On or before June 30, 1996, and on or before June 30 in every year thereafter, so long as the Voting Share is on deposit with the Trustee, the Trustee shall transmit to the Parent and the Company a brief report, dated as of the preceding March 31, with respect to:

        (a) the property and funds comprising the Trust Estate as of that date;

        (b) the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Holders in consideration of the issue and delivery by the Parent of shares of Parent Common Stock in connection with the Exchange Right, during the calendar year ended on such date; and

        (c) all other actions taken by the Trustee in the performance of its duties under this trust agreement which it had not previously reported.

    7.5 INCOME TAX RETURNS AND REPORTS. The Trustee shall, to the extent necessary, prepare and file on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Exchangeable Shares are traded and, in connection therewith, may obtain the advice and assistance of such experts as the Trustee may consider necessary or advisable. If requested by the Trustee, the Parent shall retain such experts for purposes of providing such advice and assistance.

    7.6 INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE. The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this trust agreement at the request, order or direction of any Holder upon such Holder furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Holder shall be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Voting Share pursuant to Article 4 hereof, subject to section 7.15 hereof, and with respect to the Exchange Right pursuant to Article 5 hereof, subject to section 7.15 hereof, and with respect to the Automatic Exchange Rights pursuant to Article 5 hereof.

    None of the provisions contained in this trust agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties or authorities unless funded, given funds, security and indemnified as aforesaid.

    7.7 ACTIONS BY HOLDERS. No Holder shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this trust agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Holder has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in section 7.6 hereof and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Holder shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Holders shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or under the Voting Rights, the Exchange Right or the Automatic Exchange Rights, except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders.

    7.8 RELIANCE UPON DECLARATIONS. The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder and such lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents comply with the provisions of section 7.9 hereof, if applicable, and with any other applicable provisions of this trust agreement.

    7.9 EVIDENCE AND AUTHORITY TO TRUSTEE. The Company and/or the Parent shall furnish to the Trustee evidence of compliance with the conditions provided for in this trust agreement relating to any action or step required or permitted to be taken by the Company and/or the Parent or the Trustee under this trust agreement or as a result of any obligation imposed under this trust agreement, including, without limitation, in respect of the Voting Rights or the Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of the Company and/or the Parent forthwith if and when:

        (a) such evidence is required by any other section of this trust agreement to be furnished to the Trustee in accordance with the terms of this section 7.9; or

        (b) the Trustee, in the exercise of its rights, powers, duties and authorities under this trust agreement, gives the Company and/or the Parent written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

    Such evidence shall consist of an Officer's Certificate of the Company and/or the Parent or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this trust agreement.

    Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Right or the Automatic Exchange Rights, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of the Company and/or the Parent it shall be in the form of an Officer's Certificate or a statutory declaration.

    Each statutory declaration, certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this trust agreement shall include a statement by the person giving the evidence:

        (a) declaring that he has read and understands the provisions of this trust agreement relating to the condition in question:

        (b) describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement or opinion; and

        (c) declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.

    7.10  EXPERTS, ADVISERS AND AGENTS.  The Trustee may:

    (a) in relation to these presents act and rely on the opinion or advice of or information obtained from or prepared by any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by the Company and/or the Parent or otherwise, and may employ such assistants as may be necessary to the proper determination and discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

    (b) employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the determination and discharge of its duties hereunder and in the management of the Trust.

    7.11 INVESTMENT OF MONEYS HELD BY TRUSTEE. Unless otherwise provided in this trust agreement, any moneys held by or on behalf of the Trustee which under the terms of this trust agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Ontario, trustees are authorized to invest trust moneys, provided that such securities are stated to mature within two years after their purchase by the Trustee, and the Trustee shall so invest such moneys on the written direction of the Company. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee in any chartered bank in Canada or, with the consent of the Company, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

    7.12 TRUSTEE NOT REQUIRED TO GIVE SECURITY. The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this trust agreement or otherwise in respect of the premises.

    7.13 TRUSTEE NOT BOUND TO ACT ON COMPANY'S REQUEST. Except as in this trust agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of the Company and/or the Parent or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act and rely upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

    7.14 AUTHORITY TO CARRY ON BUSINESS. The Trustee represents to the Company and the Parent that at the date of execution and delivery by it of this trust agreement it is authorized to carry on the business of a trust company in the Province of Ontario but if, notwithstanding the provisions of this section 7.14, it ceases to be so authorized to carry on business, the validity and enforceability of this trust agreement and the Voting Rights, the Exchange Right and the Automatic Exchange Rights shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in the Province of Ontario, either become so authorized or resign in the manner and with the effect specified in Article 10 hereof.

    7.15 CONFLICTING CLAIMS. If conflicting claims or demands are made or asserted with respect to any interest of any Holder in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Holder in any Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

        (a) the rights of all adverse claimants with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

        (b) all differences with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.

    If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate fully to indemnify it as between all conflicting claims or demands.

    7.16 ACCEPTANCE OF TRUST. The Trustee hereby accepts the Trust created and provided for by and in this trust agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Holders, subject to all the terms and conditions herein set forth.

                                   ARTICLE 8
                                  COMPENSATION

    8.1 FEES AND EXPENSES OF THE TRUSTEE. The Parent and the Company jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this trust agreement and will reimburse the Trustee for all reasonable expenses (including but not limited to taxes, compensation paid to experts, agents and advisors and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by the Trustee in connection with its rights and duties under this trust agreement; provided that the Parent and the Company shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted in bad faith or with negligence or willful misconduct.

                                   ARTICLE 9
                  INDEMNIFICATION AND LIMITATION OF LIABILITY

    9.1 INDEMNIFICATION OF THE TRUSTEE. The Parent and the Company jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this trust agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, willful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this trust agreement, or any written or oral instructions delivered to the Trustee by the Parent or the Company pursuant hereto. In no case shall the Parent or the Company be liable under this indemnity for any claim against any of the Indemnified Parties unless the Parent and the Company shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii), below, the Parent and the Company shall be entitled to participate at their own expense in the defense and, if the Parent or the Company so elect at any time after receipt of such notice, either of them may assume the defense of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by the Parent or the Company, such authorization not to be unreasonably withheld; or (ii) the named parties to any such suit include both the Trustee and the

Parent or the Company and the Trustee shall have been advised by counsel acceptable to the Parent or the Company that there may be one or more legal defenses available to the Trustee that are different from or in addition to those available to the Parent or the Company and that an actual or potential conflict of interest exists (in which case the Parent and the Company shall not have the right to assume the defense of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee).

    9.2 LIMITATION OF LIABILITY. The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this trust agreement, except to the extent that such loss is attributable to the fraud, negligence, willful misconduct or bad faith on the part of the Trustee.

                                   ARTICLE 10
                               CHANGE OF TRUSTEE

    10.1 RESIGNATION. The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to the Parent and the Company specifying the date on which it desires to resign, provided that such notice shall never be given less than 60 days before such desired resignation date unless the Parent and the Company otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, the Parent and the Company shall promptly appoint a successor trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing acceptance by a successor trustee, a successor trustee may be appointed by an order of the Ontario Court of Justice (General Division) upon application of one or more of the parties hereto.

    10.2 REMOVAL. The Trustee, or any trustee hereafter appointed, may be removed with or without cause, at any time on 60 days' prior notice by written instrument executed by the Parent and the Company, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee.

    10.3 SUCCESSOR TRUSTEE. Any successor trustee appointed as provided under this trust agreement shall execute, acknowledge and deliver to the Parent and the Company and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this trust agreement, with like effect as if originally named as trustee in this trust agreement. However, on the written request of the Parent and the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this trust agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, the Parent, the Company and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

    10.4 NOTICE OF SUCCESSOR TRUSTEE. Upon acceptance of appointment by a successor trustee as provided herein, the Parent and the Company shall cause to be mailed notice of the succession of such trustee hereunder to each Holder specified in a List. If the Parent or the Company shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Parent and the Company.

                                   ARTICLE 11
                               PARENT SUCCESSORS

    11.1 CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC. The Parent shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

        (a) such other person or continuing corporation is a corporation (herein called the "Parent Successor") incorporated under the laws of any state of the United States or the laws of Canada or any province thereof;

        (b) the Parent Successor, by operation of law, becomes, without more, bound by the terms and provisions of this trust agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction a trust agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee and in the opinion of legal counsel to the Trustee are necessary or advisable to evidence the assumption by the Parent Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Parent Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of the Parent under this trust agreement; and

        (c) such transaction shall, to the satisfaction of the Trustee and in the opinion of legal counsel to the Trustee, be upon such terms as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Holders hereunder.

    11.2   VESTING OF POWERS  IN SUCCESSOR.  Whenever  the conditions of section
11.1 hereof have been duly observed and performed, the Trustee, if required,  by section 11.1 hereof, the Parent Successor and the Company shall execute and deliver the supplemental trust agreement provided for in Article 12 hereof and thereupon the Parent Successor shall possess and from time to time may exercise each and every right and power of the Parent under this trust agreement in the name of the Parent or otherwise and any act or proceeding by any provision of this trust agreement required to be done or performed by the Board of Directors of the Parent or any officers of the Parent may be done and performed with like force and effect by the directors or officers of such Parent Successor.

    11.3 WHOLLY-OWNED SUBSIDIARIES. Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned subsidiary of the Parent with or into the Parent or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of the Parent provided that all of the assets of such subsidiary are transferred to the Parent or another wholly-owned subsidiary of the Parent, and any such transactions are expressly permitted by this Article 11.

                                   ARTICLE 12
                  AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

    12.1 AMENDMENTS, MODIFICATIONS, ETC. This trust agreement may not be amended or modified except by an agreement in writing executed by the Company, the Parent and the Trustee and approved by the Holders in accordance with
Section 10.2 of the Exchangeable Share Provisions.

    12.2   MINISTERIAL  AMENDMENTS.   Notwithstanding the  provisions of section
12.1 hereof, the parties to this trust agreement may in writing, at any time and from time to time, without the approval of the Holders, amend or modify this trust agreement for the purposes of:

        (a) adding to the covenants of any or all of the parties hereto for the protection of the Holders hereunder;

        (b) making such amendments or modifications not inconsistent with this trust agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the Board of Directors of each of the Parent and Company and in the opinion of the Trustee and its counsel, having in mind the best interests of the Holders as a whole, it may be expedient to make, provided that such boards of directors and the Trustee and its counsel shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Holders as a whole; or

        (c) making such changes or corrections which, on the advice of counsel to the Company, the Parent and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Trustee and its counsel and the Board of Directors of each of the Company and the Parent shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the Holders as a whole.

    12.3 MEETING TO CONSIDER AMENDMENTS. The Company, at the request of the Parent, shall call a meeting or meetings of the Holders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of the Company, the Exchangeable Share Provisions and all applicable laws.

    12.4 CHANGES IN CAPITAL OF PARENT AND THE COMPANY. At all times after the occurrence of any event effected pursuant to section 2.7 or section 2.8 of the Support Agreement, as a result of which either the Parent Common Stock or the Exchangeable Shares or both are in any way changed, this trust agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, MUTATIS MUTANDIS, to all new securities into which the Parent Common Stock or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental trust agreement giving effect to and evidencing such necessary amendments and modifications.

    12.5 EXECUTION OF SUPPLEMENTAL TRUST AGREEMENTS. No amendment to or modification or waiver of any of the provisions of this trust agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time the Company (when authorized by a resolution of the Board of Directors), the Parent (when authorized by a resolution of its Board of Directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

        (a) evidencing the succession of Parent Successors to the Parent and the covenants of and obligations assumed by each such Parent Successor in accordance with the provisions of Article 11 and the successor of any successor trustee in accordance with the provisions of Article 10;

        (b) making any additions to, deletions from or alterations of the provisions of this trust agreement or the Voting Rights, the Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee and its counsel, will not be prejudicial to the interests of the Holders as a whole or are in the opinion of counsel to the Trustee necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to the Parent, the Company, the Trustee or this trust agreement; and

        (c) for any other purposes not inconsistent with the provisions of this trust agreement, including without limitation to make or evidence any amendment or modification to this agreement as contemplated hereby, provided that, in the opinion of the Trustee and its counsel, the rights of the Trustee and the Holders as a whole will not be prejudiced thereby.

                                   ARTICLE 13
                                  TERMINATION

    13.1 TERM. The Trust created by this trust agreement shall continue until the earliest to occur of the following events:

        (a) no outstanding Exchangeable Shares are held by a Holder;

        (b) each of the Company and the Parent elects in writing to terminate the Trust and such termination is approved by the Holders of the Exchangeable Shares in accordance with Section 10.2 of the Exchangeable Share Provisions; and

        (c) 21 years after the death of the last survivor of the descendants of His Majesty King George VI of the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.

    13.2 SURVIVAL OF AGREEMENT. This trust agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Holder; provided, however, that the provisions of Articles 8 and 9 hereof shall survive any such termination of this trust agreement.

                                   ARTICLE 14
                                    GENERAL

    14.1 SEVERABILITY. If any provision of this trust agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this trust agreement shall not in any way be affected or impaired thereby and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

    14.2 INUREMENT. This trust agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Holders.

    14.3 NOTICES TO PARTIES. All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

        (a) if to the Parent at:
           Symantec Corporation
           10201 Torre Avenue
           Cupertino, CA 95014
    ATTENTION: PRESIDENT
           Telecopy: (408) 252-5101

        (b) if to the Company at:
           Delrina Corporation
           895 Don Mills Road, 500-2 Park Centre
           Toronto, Ontario, Canada M3CIW3
    ATTENTION: PRESIDENT
           Telecopy: (416) 441-2498

        (c) if to the Trustee at:
    if by mail or delivery:
           The R-M Trust Company
           P.O. Box 7010
           Adelaide Street Postal Station
           Toronto, Ontario M5C2W9
           ATTENTION: VICE-PRESIDENT, CLIENT SERVICES

            Telecopy: (416) 813-4555

    Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

    14.4 NOTICE OF HOLDERS. Any and all notices to be given and any documents to be sent to any Holders may be given or sent to the address of such holder shown on the register of holders of Exchangeable Shares in any manner permitted by the by-laws of the Company from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such by-laws, the provisions of which by-laws shall apply MUTATIS MUTANDIS to notices or documents as aforesaid sent to such holders.

    14.5 RISK OF PAYMENTS BY POST. Whenever payments are to be made or documents are to be sent to any Holder by the Trustee or by the Company, or by such Holder to the Trustee or to the Parent or the Company, the making of such payment or sending of such document sent through the post shall be at the risk of the Company, in the case of payments made or documents sent by the Trustee or the Company, and the Holder, in the case of payments made or documents sent by the Holder.

    14.6 COUNTERPARTS. This trust agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

    14.7 JURISDICTION. This trust agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

    14.8 ATTORNMENT. The Parent agrees that any action or proceeding arising out of or relating to this trust agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints the Company at its registered office in the Province of Ontario as the Parent's attorney for service of process.

    IN WITNESS WHEREOF, the parties hereto have caused this trust agreement to be duly executed as of the date first above written.

                                          SYMANTEC CORPORATION

                                          By
                                          --------------------------------------

                                          --------------------------------------

                                          DELRINA CORPORATION

                                          By
                                          --------------------------------------

                                          --------------------------------------

                                          THE R-M TRUST COMPANY

                                          By
                                          --------------------------------------

                                          --------------------------------------

                                    ANNEX G
                     RESTATED CERTIFICATE OF INCORPORATION
                                  OF SYMANTEC

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              SYMANTEC CORPORATION
                            (A DELAWARE CORPORATION)

                                   ARTICLE 1

    The name of the Corporation is Symantec Corporation.

                                   ARTICLE 2

    The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE 3

    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE 4

    4.1 CLASSES OF STOCK. This corporation is authorized to issue three classes of stock to be designated "Common Stock," "Preferred Stock" and "Special Voting Stock." Each share of Common Stock and each share of Preferred Stock shall have a par value of $0.01. There shall be one share designated as Special Voting Stock, such share of Special Voting Stock shall have a par value of $1.00. The total number of shares which the corporation is authorized to issue is one hundred one million and one (101,000,001). One hundred million (100,000,000) shares shall be Common Stock, one million (1,000,000) shares shall be Preferred Stock, and one (1) share shall be Special Voting Stock.

    4.2    RIGHTS,  PRIVILEGES AND  RESTRICTIONS.   The  rights,  privileges and
restrictions of the Common Stock and the Special Voting Stock shall be set forth in this Article 4.

    4.3 PREFERRED STOCK SERIES DETERMINATION. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to provide for the issuance of such shares of Preferred Stock in one or more series, to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding).

    4.4  VOTING RIGHTS.

        4.4.1 GENERAL. Except as otherwise required by law or this Restated Certificate of Incorporation, (i) each holder of record of Common Stock shall have one vote in respect of each share of stock held by the holder of the books of the Corporation, and (ii) the holder of record of the share of Special Voting Stock shall have a number of votes equal to the number of Exchangeable Non-Voting Shares ("Exchangeable Shares") of Delrina Corporation, an Ontario corporation, from time to time which are not owned by the Corporation, any of its subsidiaries or any person directly or indirectly controlled by or under common control of the Corporation, in each case for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Any vacancy in the Board of Directors occurring because of the death, resignation or removal of a director elected by the holders of Common Stock and Special Voting Stock shall be filled by the vote or written consent of the holders of such Common Stock and Special Voting Stock or, in the absence of action by such holders, such vacancy shall be filled by action of the remaining directors. A director elected by the holders of Common Stock and Special Voting Stock may be removed from the Board of Directors with or without cause by the vote or consent of the holders of such

    Common Stock and Special Voting Stock, as provided by the Delaware General Corporation Law. For the purpose hereof, "control" (including the correlative meanings, the terms "controlled by" and "under common control of") as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person through the ownership of voting securities, by contract or otherwise.

        4.4.2 COMMON STOCK AND SPECIAL VOTING STOCK IDENTICAL IN VOTING. In respect of all matters concerning the voting of shares, the Common Stock and the Special Voting Stock shall vote as a single class and such voting rights shall be identical in all respects.

    4.5 LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Common Stock shall be entitled to receive, pro rata, all of the remaining assets of the Corporation available for distribution to its stockholders and the holders of Special Voting Stock shall not be entitled to receive any such assets.

    4.6 DIVIDENDS. The holders of shares of Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock and the holders of Special Voting Stock shall not be entitled to receive any such dividends.

    4.7  SPECIAL VOTING STOCK.

        4.7.1 Pursuant to the terms of that certain Combination Agreement, dated as of July 5, 1995, by and among the Corporation and Delrina
    Corporation, an Ontario corporation, one share of Special Voting Stock is being issued to the trustee (the "Trustee") under the Voting and Exchange Trust Agreement, dated as of November 22, 1995 by and between the Corporation, Delrina Corporation and the Trustee.

        4.7.2 The holder of the share of Special Voting Stock is entitled to exercise the voting rights attendant thereto in such manner as such holder desires.

        4.7.3 At such time as the Special Voting Stock has no votes attached to it because there are no Exchangeable Shares of Delrina Corporation outstanding which are not owned by the Corporation, any of its subsidiaries or any person directly or indirectly controlled by or under common control of the Corporation, and there are no shares of stock, debt, options or other agreements of Delrina Corporation which could give rise to the issuance of any Exchangeable Shares of Delrina Corporation to any person (other than the Corporation, any of its subsidiaries or any person directly or indirectly controlled by or under common control of the Corporation), the Special Voting Stock shall be canceled.

                                   ARTICLE 5

    The stockholders of the Corporation holding a majority of the Corporation's outstanding voting stock shall have the power to adopt, amend or repeal Bylaws. The Board of Directors of the Corporation shall also have the power to adopt, amend or repeal Bylaws of the Corporation, except as such power may be expressly limited by Bylaws adopted by the stockholders.

                                   ARTICLE 6

    Election of the Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                   ARTICLE 7

    A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

    Any repeal or modification of the foregoing provisions of this Article 7 shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                    ANNEX H
                          DONALDSON, LUFKIN & JENRETTE
                                FAIRNESS OPINION

                                  [LETTERHEAD]

                                          July 5, 1995

Board of Directors
Symantec Corporation
10201 Torre Avenue
Cupertino, CA 95014-2132

Dear Directors:

    You have requested our opinion as to the fairness, from a financial point of view, to Symantec Corporation ("Symantec," or the "Company") and its stockholders of the Exchange Ratio (as defined below) which will be used to exchange shares of Delrina Corporation ("Delrina") common stock for shares of Symantec common stock pursuant to a Combination Agreement (the "Agreement") dated July 5, 1995, by and between Symantec and Delrina.

    Pursuant to the Agreement, each share of common stock of Delrina will be exchanged for 0.61 shares of common stock of the Company (the "Exchange Ratio"). In addition, pursuant to the Agreement, each outstanding warrant or option to purchase shares of common stock of Delrina will be exchanged for a warrant or option to purchase shares of common stock of Symantec based on the Exchange Ratio.

    In arriving at our opinion, we have reviewed the Agreement and financial and other information that was publicly available or furnished to us by the Company and Delrina, including information provided during discussions with their respective managements. Such information included certain financial projections for the Company for the period beginning June 1, 1995 and ending March 31, 1997 prepared by the management of the Company. In addition, we have compared certain financial and securities data of the Company and Delrina with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of the common stock of the Company and Delrina, reviewed prices and premiums paid in other business combinations in the software business generally and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion. We have also held discussions with members of the senior management of the Company and Delrina regarding the past and current business operations, financial condition and future prospects of their respective companies.

    In rendering our opinion, we have relied upon and assumed, without independent verification, the accuracy, completeness and fairness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company and Delrina or their respective representatives, or that was otherwise reviewed by us. With respect to the financial projections supplied to us, we have assumed they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future operating and financial performance of the Company and Delrina. In particular, we have relied, without independent investigation, upon the estimates of the management of the Company of the operating synergies achievable as a result of the merger. We have not assumed any responsibility for making any independent evaluation of the Company's or Delrina's assets or liabilities or for making any independent verification of any of the information reviewed by us. We have relied on advice of counsel to the Company as to all legal matters. We have assumed that the acquisition will be treated as a pooling of interest under generally accepted accounting principles.

    Our opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of, the date of this letter. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. Our opinion does not constitute a recommendation to any board member or stockholder of the Company as to how such board member or stockholder should vote on the proposed transaction or otherwise address the Company's decision to effect the acquisition.

    Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. DLJ has performed investment banking and other services for the Company in the past and has been compensated for such services. In the ordinary course of its business, DLJ may actively trade the equity securities of the Company for its own account or for the account of customers and, accordingly, may at any time hold a long or short position in such securities.

    Based upon the foregoing and such other factors as we deem relevant, we are of the opinion that the Exchange Ratio is fair, from a financial point of view, to the Company and its stockholders.

                                          Very truly yours,
                                          DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION

                                          By: /s/ JAMES W. RUNCIE_______________
                                             JAMES W. RUNCIE
                                             VICE PRESIDENT

                                    ANNEX I
                     BROADVIEW ASSOCIATES FAIRNESS OPINION

                                  [LETTERHEAD]

                                                                    July 5, 1995

                                  CONFIDENTIAL

Board of Directors
Delrina Corporation
895 Don Mills Road
500-2 Park Center
Toronto, Ontario M3C 1W3
CANADA

Dear Members of the Board:

    We understand that Delrina Corporation ("Delrina") and Symantec Corporation ("Symantec") have entered into a Combination Agreement dated as of July 5, 1995 (the "Agreement") pursuant to which holders of Delrina Common Stock will receive securities of Delrina (the "Exchangeable Shares") in exchange for their Delrina Common Stock at a ratio (the "Exchange Ratio") of 0.6100 Exchangeable Shares for each share of Delrina Common Stock. Generally, each Exchangeable Share may, at the option of the holder, be exchanged for one share of Symantec Common Stock. In addition, the Exchangeable Shares will be subject to (i) mandatory redemption by Delrina at the time specified in the Agreement and (ii) the limited right to purchase by Symantec in the circumstances set forth in the Agreement. The proposed transaction (the "Transaction") is intended to be a tax-free reorganization within the meaning of section 368 (a) of the United States Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests pursuant to Opinion No. 16 of the Accounting Principles Board. The terms and conditions of the Transaction are more fully detailed in the Agreement.

    You have requested our opinion as to whether the Exchange Ratio is fair, from a financial point of view, to the shareholders of Delrina.

    Broadview Associates specializes in mergers and acquisitions of information technology ("IT") businesses. In this capacity, we are continually engaged in valuing such businesses, and we maintain an extensive database of IT mergers and acquisitions for comparative purposes. We are currently acting as financial advisor to Delrina's Board of Directors and will receive a fee from Delrina upon the successful conclusion of the Transaction.

    In rendering our opinion, we have, among other things:

1) reviewed the terms of the Agreement and the associated exhibits to the Agreement furnished to us by Delrina's counsel;

2) reviewed the audited financial statements of Delrina for its fiscal years ended June 30, 1993 and 1994 and the unaudited financial statements of Delrina for the nine months ended March 31, 1995 included in the Delrina Third Quarter Interim Report for such period;

3) reviewed certain internal historical financial and operating data concerning Delrina prepared by Delrina management;

4) analyzed certain financial projections for Delrina provided to us by Delrina's management;

5) participated in discussions with Delrina's management concerning the operations, business strategy, financial performance and prospects for Delrina;

Delrina Corporation Board of Directors                              July 5, 1995
Page 2

6) discussed with Delrina management the financial outlook for its fiscal quarters ending June 30, 1995 and September 30, 1995;

7) discussed with Delrina management its view of the strategic rationale for the Transaction;

8) reviewed the reported closing prices and trading activity for Delrina Common Stock;

9) compared certain aspects of the financial performance of Delrina and the price of Delrina Common Stock with other public companies we deemed comparable;

10) analyzed available information, both public and private, concerning other mergers and acquisitions we believe to be comparable in whole or in part to the Transaction;

11) reviewed the audited financial statements of Symantec for its fiscal years ended March 31, 1993, 1994 and 1995

12) reviewed certain internal historical financial and operating data concerning Symantec prepared by Symantec management;

13) reviewed the reported closing prices and trading activity for Symantec Common Stock;

14) compared certain aspects of the financial performance of Symantec and the price of Symantec Common Stock with other public companies we deemed comparable;

15) analyzed the anticipated effect of the Transaction on the future financial performance of the consolidated entity;

16) participated in negotiations and discussions related to the Transaction among Delrina, Symantec and their financial and legal advisors;

17) conducted other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

    In rendering our opinion, we have relied, without independent verification, on the accuracy and completeness of all the financial and other information (including without limitation the representations and warranties contained in the Agreement) that was publicly available or furnished to us by Delrina or Symantec. With respect to the financial projections examined by us, we have assumed that they were reasonably prepared and reflected the best available estimates and good faith judgments of the management of Delrina as to the future performance of Delrina. We have neither made nor obtained an independent appraisal or valuation of any of Delrina's assets. We have not analyzed any internal financial projections prepared by Symantec management as such projections have not been made available to us.

    Based upon and subject to the foregoing, we are of the opinion that the Exchange Ratio is fair, from a financial point of view, to the shareholders of Delrina.

Delrina Corporation Board of Directors                              July 5, 1995
Page 3

    This opinion speaks only as of the date hereof and may be relied upon only by the Board of Directors of Delrina and no other person. This opinion may not be published or referred to in whole or part, without our prior written permission, which shall not be unreasonably withheld. Broadview Associates hereby consents to references to and the inclusion of this opinion in its entirety in the proxy statement to be disseminated to the shareholders of Delrina in connection with the Transaction.

                                          Sincerely,

                                          BROADVIEW ASSOCIATES, L.P.

                                    ANNEX J
                               SECTION 185 OF THE
                           BUSINESS CORPORATIONS ACT
                                   (ONTARIO)

                            SECTION 185 OF THE OBCA

    185. (1) RIGHTS OF DISSENTING SHAREHOLDERS. -- Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,

    (a) amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;

    (b) amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;

    (c) amalgamate with another corporation under sections 175 and 176;

    (d)  be continued under the laws  of another jurisdiction under section 181;
or

    (e) sell, lease or exchange all or substantially all its property under subsection 184(3),

a holder of shares of any class or series entitled to vote on the resolution may dissent.

    (2) IDEM. -- If a corporation resolves to amend its articles in a manner referred to in subsection 170(1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,

    (a) clause 170(1)(a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or

    (b) subsection 170(5) or (6).

    (3) EXCEPTION. -- A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,

    (a) amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or

    (b) deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986.

    (4) SHAREHOLDER'S RIGHT TO BE PAID FAIR VALUE. -- In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted.

    (5) NO PARTIAL DISSENT. -- A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

    (6) OBJECTION. -- A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder's right to dissent.

    (7) IDEM. -- The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6).

    (8) NOTICE OF ADOPTION OF RESOLUTION. -- The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection.

    (9) IDEM. -- A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights.

    (10) DEMAND FOR PAYMENT OF FAIR VALUE. -- A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,

    (a) the shareholder's name and address;

    (b) the number and class of shares in respect of which the shareholder dissents; and

    (c) a demand for payment of the fair value of such shares.

    (11) CERTIFICATES TO BE SENT IN. -- Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

    (12)  IDEM. -- A dissenting shareholder who fails to comply with subsections
(6), (10) and (11) has no right to make a claim under this section.

    (13) ENDORSEMENT ON CERTIFICATE. -- A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder.

    (14) RIGHTS OF DISSENTING SHAREHOLDER. -- On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,

    (a) the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);

    (b) the corporation  fails to make  an offer in  accordance with  subsection
(15) and the dissenting shareholder withdraws notice; or

    (c) the directors revoke a resolution to amend the articles under subsection 168(3), terminate an amalgamation agreement under subsection 176(5) or an application for continuance under subsection 181(5), or abandon a sale, lease or exchange under subsection 184(8), in which case the dissenting shareholder's rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10), and the dissenting shareholder is entitled, upon presentation and surrender to the corporation or its transfer agent of any certificate representing the shares that has been endorsed in accordance with subsection (13), to be issued a new certificate representing the same number of shares as the certificate so presented, without payment of any fee.

    (15) OFFER TO PAY. -- A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,

    (a) a written offer to pay for the dissenting shareholder's shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

    (b) if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

    (16) IDEM. -- Every offer made under subsection (15) for shares of the same class or series shall be on the same terms.

    (17) IDEM. -- Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

    (18) APPLICATION TO COURT TO FIX FAIR VALUE. -- Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder.

    (19)  IDEM. -- If a corporation fails to apply to the court under subsection
(18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow.

    (20) IDEM. -- A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19).

    (21) COSTS. -- If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders.

    (22) NOTICE TO SHAREHOLDERS. -- Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall given notice to each dissenting shareholder who, at the date upon which the notice is given,

    (a)  has sent to the corporation the  notice referred to in subsection (10);
and

    (b) has not accepted an offer made by the corporation under subsection (15), if such an offer was made,

of the date, place and consequences of the application and of the dissenting shareholder's right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions.

    (23) PARTIES JOINED. -- All dissenting shareholders who satisfy the conditions set out in clauses (22)(a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application.

    (24)   IDEM. --  Upon an application  to the court  under subsection (18) or
(19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders.

    (25) APPRAISERS. -- The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

    (26) FINAL ORDER. -- The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22)(a) and (b).

    (27) INTEREST. -- The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

    (28) WHERE CORPORATION UNABLE TO PAY. -- Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that is unable lawfully to pay dissenting shareholders for their shares.

    (29) IDEM. -- Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,

    (a) withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder's full rights are reinstated; or

    (b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

    (30) IDEM. -- A corporation shall not make a payment to dissenting shareholder under this section if there are reasonable grounds for believing that,

    (a) the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or

    (b) the realizable value of the corporation's assets would thereby by less than the aggregate of its liabilities.

    (31) COURT ORDER. -- Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission.

    (32) COMMISSION MAY APPEAR. -- The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31) if the corporation is an offering corporation.

                                    ANNEX K
                                SYMANTEC'S 1988
                                EMPLOYEES STOCK
                                  OPTION PLAN

                              SYMANTEC CORPORATION
                             A DELAWARE CORPORATION
                        1988 EMPLOYEES STOCK OPTION PLAN
                            AS ADOPTED JUNE 1, 1988
                       AS AMENDED THROUGH OCTOBER 4, 1995

    1. PURPOSE. This Stock Option Plan (this "PLAN") is established to provide incentives for selected persons to promote the financial success and progress of Symantec Corporation, a Delaware corporation (the "COMPANY") by granting such persons options to purchase shares of stock of the Company.

    2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board of Directors (the "BOARD") of the Company. This Plan shall be approved by the unanimous written consent of the stockholders or the affirmative vote at a meeting of the holders of a majority of the outstanding shares of the Company within twelve months before or after the date this Plan is adopted by the Board.

    3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan (the "OPTIONS") may be either (a) incentive stock options ("ISOS") within the meaning of Section 422A of the Internal Revenue Code of 1986 (the "CODE"), or (b) non-qualified stock options ("NQSO'S), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "SHARES") are shares of the common stock of the Company.

    4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 13,700,000 shares, subject to adjustment as provided in this Plan. If any Option is terminated in whole or in part for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

    5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of the Board appointed to administer this Plan (the "COMMITTEE"). If the Board establishes a Committee, and if at least two members of the Board are Outside Directors, (as defined in Section 6(f) of the Plan) the Committee must consist of at least the number of members required under Rule 16b-3, each of whom is an Outside Director and a "Disinterested Person" (as defined in Section 6(d) of the Plan). As used in this Plan, references to the Committee shall mean either the committee appointed by the Board to administer this Plan, or the Board if no committee has been established. After registration of the Company under the Securities Exchange Act of 1934, as then in effect, (the "EXCHANGE ACT"), Board members who are not Disinterested Persons may not vote on any matters affecting the administration of this Plan or on the grant of any Options pursuant to this Plan to any officer or director of the Company or other person (in each case, an "INSIDER") whose transactions in the Company's common stock are subject to Section 16(b) of the Exchange Act; but any such member may be counted for determining the existence of a quorum at any meeting of the Board during which action is taken with respect to Options or administration of this Plan and may vote on the grant of any Options pursuant to this Plan other than to Insiders. Notwithstanding the above, the Board may appoint a Committee consisting of one person (who need not be a member of the Board) to administer and grant options to employees, consultants and independent contractors who are not corporate officers or directors. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

    6. ELIGIBILITY. Options may be granted only to such employees, officers, consultants and independent contractors of the Company or any Parent, Subsidiary or Affiliate of the Company (as defined below) as the Committee shall select from time to time in its sole discretion (the "OPTIONEES"); provided, however, that only employees of the Company or a Parent or Subsidiary of the Company shall be eligible to receive ISOs. An Optionee may be granted more than one Option under this Plan. As used in this Plan, the following terms shall have the following meanings:

       (a) "PARENT"means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       (b) "SUBSIDIARY"means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       (c) "AFFILIATE"means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

       (d) "DISINTERESTED PERSON"shall have the meaning set forth in Rule 16b-3(d) (3) as promulgated by the Securities and Exchange Commission
    (the "SEC") under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

       (e) "FAIR MARKET VALUE"shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for common stock of the Company on the last trading day prior to the date of determination or, in the event the common stock of the Company is listed on a stock exchange or the NASDAQ National Market System, the Fair Market Value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination.

       (f) "OUTSIDE DIRECTOR"shall have the meaning set forth in Internal revenue Code Section162(m), as amended from time to time.

    The Company may, from time to time, assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either:

        (i) granting an option under this Plan in replacement of the option assumed by the Company, or

        (ii) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an option hereunder if the other company had applied the rules of this Plan to such grant.

    7. TERMS AND CONDITIONS OF OPTIONS. The Committee shall determine whether each Option is to be an ISO or an NQSO, the number of Shares for which the Option shall be granted, the exercise price of the Option, the periods during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

        (a) FORM OF OPTION GRANT. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (the "GRANT") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

        (b) EXERCISE PRICE. The exercise price of an Option shall be not less than the Fair Market Value of the Shares, at the time that the Option is granted. The exercise price of any Option granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") shall not be less than 110% of the Fair Market Value of the Shares at the time of the grant.

        (c) EXERCISE PERIOD. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant, provided, however, that no Option shall be exercisable after the expiration of ten years from the date the Option is granted, and provided further that no Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five years from the date the Option is granted. In addition, no Option shall be exercisable until this Plan, or any required increase in Shares reserved pursuant to this Plan, has been approved by the stockholders of the company. The Committee may accelerate the vesting of any option in its sole discretion, subject to any requirements that the Committee determines should be imposed on shares purchased as a result of such acceleration.

        (d) LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of stock with respect to which ISOs are first exercised exceeds $100,000, the Options for the first $100,000 worth of stock shall be ISOs and Options for the amount in excess of $100,000 shall be NQSOs.

        (e)   LIMITATION  OF GRANTS  TO AN INDIVIDUAL.   No  individual shall be
    eligible to receive more than 1,200,000 shares at any time during the term of this plan pursuant to the grant of options hereunder.

        (f) DATE OF GRANT. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Grant representing the Option shall be delivered to the Optionee within a reasonable time after the granting of the Option.

        (g) ASSUMED OPTIONS. In the event the Company assumes an option granted by another company, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424(c) of the Code). In the event the Company elects to grant a new option rather than assuming an existing option (as specified in Section
    6), such new option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

    8.  EXERCISE OF OPTIONS.

    (a) NOTICE. Options may be exercised only by delivery to the Company of a written notice and exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

    (b)   PAYMENT.  Payment for  the Shares may be made  (i) in cash (by check),
(ii) by surrender of shares of common stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (iii) by waiver of compensation due or accrued to Optionee for services rendered; (iv) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (v) provided that a public market for the company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vi) where permitted by applicable law and approved by the Committee in its sole discretion, by tender of a full recourse promissory note having such terms as may be approved by the Committee; or (vii) by any combination of the foregoing where approved by the Committee in its sole discretion. Optionees who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

    (c) WITHHOLDING TAXES. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

    (d)   LIMITATIONS  ON EXERCISE.   Notwithstanding  the exercise  periods set
forth in the Grant, exercise of an Option shall always be subject to the following limitations:

        (i) If an Optionee ceases to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, the Optionee may exercise such Optionee's Options to the extent (and only to the extent) that it would have been exercisable upon the date of termination, within three (3) months after the date of termination (or such shorter time period as may be specified in the Grant), provided that, if Optionee is an Insider and the Company is subject to Section 16(b) of the Exchange Act, the Optionee's Option will be exercisable for a period of time sufficient to allow such Optionee from having a matching purchase and sale under Section 16(b), with any extension beyond three (3) months from termination of employment in the case of an Option constituting an ISO being deemed to be as a NQSO, and provided further that in no event may an Option be exercisable later than the expiration date of the Option.

        (ii) If an Optionee's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of the Optionee or disability of Optionee within the meaning of Section 22(e)
    (3) of the Code, such Optionee's Options may be exercised to the extent (and only to the extent) that it would have been exercisable by the Optionee on the date of termination, by the Optionee (or the Optionee's legal representative) within twelve (12) months after the date of termination (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the Options.

       (iii) The Committee shall have discretion to determine whether the Optionee is an employee of or has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated.

       (iv) In the case of an Optionee who is an independent consultant, contractor or advisor, the Committee will have the discretion to determine whether the Optionee is "employed by the Company or any Parent, Subsidiary or Affiliate of the Company" pursuant to the foregoing section.

        (v) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise.

       (vi) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

    (e) ESCROW; PLEDGE OF SHARES. To enforce any restrictions on an Optionee's Shares, the Committee may require the Optionee to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be place on the certificates. Any Optionee who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Optionee's obligation to the Company under the promissory note; provided, however, that the Committee may in its sole discretion require or accept other or additional forms of collateral to secure the payment of such obligation. In connection with any pledge of the Shares, Optionee shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

    9. NONTRANSFERABILITY OF OPTIONS. If an Option is an ISO, or if Optionee is an Insider subject to Section 16(b) of the Exchange Act, then an Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. Otherwise, an Option may only be transferred to Optionee's immediate family, to a trust for the benefit of Optionee or Optionee's immediate family, or to a charitable entity qualified under IRC Section 501(c), where "immediate family" shall mean spouse, lineal descendant or antecedent, brother or sister. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

    10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

    11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of common stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

    12. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan shall confer an any Optionee any right to continue in the employ of the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee's employment at any time, with or without cause.

    13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act of 1933, as amended, any required approval by the Company's stockholders and by the State of Delaware, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed.

    14. RESTRICTIONS ON SHARES. The Committee has the discretion to reserve to the Company or its assignee(s) in the Grant a right to repurchase all Shares held by an Optionee upon the Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company for any reason within a specified time as determined by the Committee at the time of grant at (i) the Optionee's original purchase price (provided that the right to repurchase at such price lapsed at the rate of at least 20% per year from the date of grant), (ii) the Fair Market Value of such Shares or (iii) a price determined by a formula or other provision set forth in the Grant.

    15. ASSUMPTION OF OPTIONS BY SUCCESSORS. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation (other than a merger with a wholly owned subsidiary or where there is no substantial change in the stockholders of the Company and the Options granted under this Plan are assumed by the successor corporation), the sale of substantially all of the assets of the Company, or, any other transaction which qualifies as a "corporate transaction" under Section 425(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition of all or substantially all of the outstanding shares of the Company), any or all outstanding Options shall, notwithstanding any contrary terms of the Grant, accelerate and become exercisable in full prior to the consummation of such dissolution, liquidation, merger or sale of assets at such times and on such conditions as the Committee shall determine unless the successor corporation assumes the outstanding Options or substitutes substantially equivalent options. The aggregate Fair Market Value (determined at the time an Option is granted) of stock with respect to ISOs which first become exercisable in the year of such dissolution, liquidation, merger or sale of assets cannot exceed $100,000. Any remaining accelerated ISOs shall be NQSOs.

    16. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan in any respect (including, but not limited to, any form of grant, agreement or instrument to be executed pursuant to this Plan) or accelerate the vesting schedule of any option grant; provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan or amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to incentive stock option plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

    17. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten years from the date this Plan is adopted by the Board of Directors.

                                    ANNEX L
                            SYMANTEC'S 1989 EMPLOYEE
                              STOCK PURCHASE PLAN

                              SYMANTEC CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
            (ADOPTED BY THE BOARD OF DIRECTORS ON OCTOBER 24, 1989)
                      (AS AMENDED THROUGH OCTOBER 4, 1995)

1.  ESTABLISHMENT OF PLAN

    Symantec Corporation (the "Company") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (the "Plan"). For purposes of this Plan, "parent corporation" and "Subsidiary" (collectively, "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Section 424, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends that the Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 2,000,000 shares of Common Stock are reserved for issuance under the Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of the Plan.

2.  PURPOSES

    The purpose of the Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors as eligible to participate in the Plan with a convenient means to acquire an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

3.  ADMINISTRATION

    The Plan is administered by the Board of Directors of the Company or by a committee designated by the Board of Directors of the Company (in which event all references herein to the Board of Directors shall be to the committee). Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board of Directors of the Company for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

4.  ELIGIBILITY

    Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under the Plan except the following:

        (a) employees who are not employed by the Company or Subsidiaries on the fifteenth (15th) day of the month before the beginning of such Offering Period;

        (b) employees who are customarily employed for less than 20 hours per week;

        (c) employees who are customarily employed for less than 5 months in a calendar year;

        (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 425(d) of the Code, own stock or hold options to purchase stock or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries; and

        (e) employees who would, by virtue of their participation in such Offering Period, be participating simultaneously in more than one Offering Period under the Plan.

5.  OFFERING DATES

    The Offering Periods of the Plan (the "Offering Period") shall be of 24 months duration commencing January 1 and July 1 of each year and ending on the second December 31 and June 30, respectively, thereafter. The first day of each Offering Period is referred to as the "Offering Date." Except as provided in the next succeeding sentence, each Offering Period shall consist of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the participant are accumulated under this Plan. Each such six-month Purchase Period shall commence on each January 1 and July 1 of an Offering Period and shall end on the next June 30 and December 31, respectively; provided, however, that the first two Purchase Periods during the initial Offering Period shall commence on January 1 and October 1, respectively, and end on September 30 and December 31, respectively. The last business day of each Purchase Period is hereinafter referred to as the Purchase Date. The Board of Directors of the Company shall have the power to change the duration of Offering Periods or Purchase Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period, as the case may be, to be affected.

6.  PARTICIPATION IN THE PLAN

    Eligible employees may become participants in an Offering Period under the Plan on the first Offering Date after satisfying the eligibility requirements by delivering to the Company's or Subsidiary's (whichever employs such employee) treasury department (the "treasury department") not later than the 15th day of the month before such Offering Date (or not later than the 22nd day of the month for the first Offering Date) unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period a subscription agreement authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the treasury department by such date after becoming eligible to participate in such Offering Period under the Plan shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in the Plan by filing the subscription agreement with the treasury department not later than the 15th day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws from the Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreements in order to continue participation in the Plan. Any participant whose option expires and who has not withdrawn from the Plan pursuant to Section 11 below will automatically be re-enrolled in the Plan and granted a new option on the Offering Date of the next Offering Period. A participant in the Plan may participate in only one Offering Period at any time.

7.  GRANT OF OPTION ON ENROLLMENT

    Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on each Purchase Date up to that number of shares of Common Stock of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Purchase Period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (the "Entry Price") or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date, provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to all Purchase Periods within the applicable Offering Period or Purchase Period, or (b) 200% of the number of shares determined by using 85% of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

8.  PURCHASE PRICE

    The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be 85 percent of the lesser of:

        (a) The fair market value on the Offering Date; or

        (b) The fair market value on the Purchase Date.

    For purposes of the Plan, the term "fair market value" on a given date shall mean the closing price from the previous day's trading of a share of the Company's Common Stock as reported on the NASDAQ National Market System.

9.  PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES

    (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Purchase Period. The deductions are made as a percentage of the employee's compensation in one percent increments not less than 2 percent nor greater than 10 percent. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

    (b) A participant may lower (but not increase) the rate of payroll deductions during a Purchase Period by filing with the treasury department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than 15 days after the treasury department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Purchase Period. A participant may increase or lower the rate of payroll deductions for any subsequent Purchase Period by filing with the treasury department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Purchase Period.

    (c) All payroll deductions made for a participant are credited to his or her account under the Plan and are deposited with the general funds of the Company; no interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    (d) On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under the Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash; provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that the Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

    (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option; provided that the Board may deliver certificates to a broker or brokers that hold such certificate in street name for the benefit of each such participant.

    (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

10.  LIMITATIONS ON SHARES TO BE PURCHASED

    (a) No employee shall be entitled to purchase stock under the Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

    (b) No more than 200% of the number of shares determined by using 85% of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

    (c) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty days prior to the commencement of any Purchase Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "Maximum Share Amount"). In no event shall the Maximum Share Amount exceed the amounts permitted under
Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen days prior to the commencement of the next Purchase Period. Once the Maximum Share Amount is set, it shall continue to apply in respect of all succeeding Purchase Dates and Purchase Periods unless revised by the Board as set forth above.

    (d) If the number of shares to be purchased on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issuance under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each employee affected thereby.

    (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the Offering Period.

11.  WITHDRAWAL

    (a) Each participant may withdraw from an Offering Period under the Plan by signing and delivering to the treasury department notice on a form provided for such purpose. Such withdrawal may be elected at any time at least 15 days prior to the end of an Offering Period.

    (b) Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn employee and his or her interest in the Plan shall terminate. In the event an employee voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the Plan during the same Offering Period, but he or she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

    (c) If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period . A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period.

12.  TERMINATION OF EMPLOYMENT

    Termination   of  a  participant's  employment  for  any  reason,  including retirement or death or the failure of a participant to remain an eligible employee, terminates his or her participation in the Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative. For this purpose, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board of Directors of the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13.  RETURN OF PAYROLL DEDUCTIONS

    In the event an employee's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated by the Board, the Company shall promptly deliver to the employee all payroll deductions credited to his or her account. No interest shall accrue on the payroll deductions of a participant in the Plan.

14.  CAPITAL CHANGES

    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

15.  NONASSIGNABILITY

    Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

16.  REPORTS

    Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

17.  NOTICE OF DISPOSITION

    Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within six months from the Purchase Date on which such shares were purchased (the "Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on certificates.

18.  NO RIGHTS TO CONTINUED EMPLOYMENT

    Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

19.  EQUAL RIGHTS AND PRIVILEGES

    All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with
Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in the Plan.

20.  NOTICES

    All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.  STOCKHOLDER APPROVAL OF AMENDMENTS

    Any required approval of the stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), and the rules and regulations promulgated thereunder. Such approval of an amendment shall be solicited at or prior to the first annual meeting of stockholders held subsequent to the grant of an option under the Plan as then amended to an officer or director of the Company. If such stockholder approval is obtained at a duly held stockholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such stockholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all stockholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of stockholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such lesser degree of stockholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code or Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3").

22.  DESIGNATION OF BENEFICIARY

    (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date.

    (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23.  CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES

    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    So long as the purchase of shares on a Purchase Date is exempt from the operation of Section 16(b) of the Exchange Act by the operation of Rule 16b-6 promulgated under the Exchange Act, shares purchased by a person subject to the requirements of Section 16(b) of the Exchange Act may not be sold prior to the expiration of six (6) months from the Purchase Date on which such shares were purchased or such other date as may be required by Rule 16b-3 (or any successor rule).

24.  APPLICABLE LAW

    The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

25.  AMENDMENT OR TERMINATION OF THE PLAN

    This Plan shall be effective January 1, 1990, subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board of Directors of the Company and the Plan shall continue until the earlier to occur of termination by the Board, issuance of all of the shares of Common Stock reserved for issuance under the Plan, or ten (10) years from the adoption of the Plan by the Board. The Board of Directors of the Company may at any time amend or terminate the Plan, except that any such termination cannot affect options previously granted under the Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with Section 21 hereof within 12 months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

        (a) Increase the number of shares that may be issued under the Plan;

        (b) Change the designation of the employees (or class of employees) eligible for participation in the Plan; or

        (c) Constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

                              SYMANTEC CORPORATION
                               10201 TORRE AVENUE
                          CUPERTINO, CALIFORNIA 95014

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 20, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder(s) appoints Robert R.B. Dykes and Derek Witte, and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock of Symantec Corporation ("Symantec") held of record by the undersigned as of October 4, 1995 which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Symantec to be held on November 20, 1995, at the Garden Court Hotel, Palo Alto, California, at 9:00 a.m., (Pacific Time), and at any adjournment thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

                                                                See Reverse Side

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

1. Proposal to approve the Combination Agreement, including the issuance of shares of Symantec Common Stock, as described in the accompanying Joint Proxy Statements. For / / Against / /

2. Proposal to amend Symantec's Certificate of Incorporation to increase by 30,000,000 the number of shares of Common Stock, par value $.01 per share, authorized for issuance and to create a new class of stock, designated Special Voting Stock, par value $1.00 per share, and to authorize one share for issuance thereunder. For / / Against / /

3.  Election of Directors.

For all nominees listed below             Withhold Authority to vote
(except as marked to the contrary below)  for all nominees listed below
/ /                                       / /

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

   Charles M. Boesenberg         Walter W. Bregman        Carl D. Carman
Gordon E. Eubanks, Jr.             Robert S. Miller             Leslie L. Vadasz

4. Proposal to amend Symantec's 1989 Employee Stock Purchase Plan to increase by 500,000 shares the number of shares of Common Stock reserved for issuance thereunder. For / / Against / /

5. Proposal to amend Symantec's 1988 Employees Stock Option Plan to increase by 1,000,000 shares the number of shares of Common Stock reserved for issuance thereunder. For / / Against / /

6. Proposal to ratify the selection of Ernst & Young LLP as Symantec's independent auditors for the current fiscal year. For / / Against / /

                                / / MARK HERE FOR ADDRESS CHANGE AND NOTE AT
                                LEFT

                                This Proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

                                          (Reverse Side)

SIGNATURE(S) ________________________________________        DATE ________, 1995

                              DELRINA CORPORATION
                   FORM OF PROXY SOLICITED BY MANAGEMENT FOR
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

    The undersigned shareholder of Delrina Corporation (the "Corporation") hereby appoints Dennis Bennie, Chairman of the Board of the Corporation, or, failing him, Mark Skapinker, President of the Corporation, or, failing him, Michael Cooperman, Secretary of the Corporation, or, instead of any of them,
                        , with power of substitution, as the proxyholder of the undersigned to attend and vote and act for and on behalf of the undersigned at the ANNUAL AND SPECIAL MEETING OF THE SHAREHOLDERS OF THE CORPORATION TO BE HELD ON NOVEMBER 20, 1995 (THE "DELRINA MEETING") AND ANY ADJOURNMENT THEREOF and the undersigned hereby grants authorization to vote as follows, namely:

1. For / / or Against / / the special resolution (the "Arrangement Resolution") to approve an arrangement (the "Arrangement") under section 182 of the BUSINESS CORPORATIONS ACT (Ontario) (the "OBCA"), all as more particularly described in the Joint Management Information Circular and Proxy Statement (the "Joint Proxy Statement") accompanying the notice of the Delrina Meeting.

2. For / / or Withheld from Voting / / in respect of the election as directors of the Corporation of the persons named in the Joint Proxy Statement.

3. For / / or Withheld from Voting / / in respect of the appointment of Price Waterhouse as auditors of the Corporation for the fiscal year ending June 30, 1996 and authorizing the directors of the Corporation to fix their remuneration.

4.  At the proxyholder's discretion:

    (a) on any variations or amendments to any of the above matters proposed to the Delrina Meeting or any adjournment thereof; and

    (b) on any other matters that may properly come before the Delrina Meeting or any adjournment thereof.

    The shares represented by this proxy will be voted or withheld from voting in accordance with the above instructions. IF INSTRUCTIONS ARE NOT GIVEN WITH RESPECT TO A MATTER REFERRED TO IN THIS PROXY AND A MANAGEMENT NOMINEE (BEING THE PERSONS DESIGNATED IN THIS PROXY) IS APPOINTED AS PROXYHOLDER, THE SHARES REPRESENTED BY SUCH PROXY WILL BE VOTED FOR OR IN FAVOUR OF SUCH MATTER.

                                          DATED this   day of                  ,
                                          1995

--------------------------------------------------------------------------------
                                                 Signature of Shareholder

                                        1.  Each  shareholder  has the  right to
                                            appoint a person (who need not be  a
                                            shareholder)  other than the persons
                                            designated in this  proxy to  attend
                                            and  vote and act  for and on behalf
                                            of such shareholder. This right  may
                                            be  exercised either by striking out
                                            the designated  names and  inserting
                                            in the blank space provided the name
                                            of the person to be appointed, or by
                                            using  another  appropriate  form of
                                            proxy.

                                        2.  If this  form of  proxy is  used  it
                                            must  be  dated  and  signed  by the
                                            shareholder or his  or her  attorney
                                            authorized  in writing or, where the
                                            shareholder is a  corporation, by  a
                                            duly  authorized officer or attorney
                                            of   the    corporation   with    an
                                            indication  of  the  title  of  such
                                            officer or  attorney  and  with  the
                                            corporation's  name  appearing above
                                            the signature line.

                                        3.  If this form of  proxy is not  dated
                                            in  the space provided,  it shall be
                                            deemed to bear the date on which  it
                                            is   mailed  by  management  of  the
                                            Corporation.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                             LETTER OF TRANSMITTAL
                          FOR HOLDERS OF COMMON SHARES
                                       OF
                              DELRINA CORPORATION

                               THE DEPOSITARY IS:

                             THE R-M TRUST COMPANY
                   TELEPHONE: (416) 813-4600; (800) 387-0825
                           FACSIMILE: (416) 813-4646

        BY HAND OR BY COURIER:                     BY REGISTERED MAIL:

         393 University Avenue                       P. O. Box 1036
              Lower Level                    Adelaide Street Postal Station
           Toronto, Ontario                         Toronto, Ontario
                M5G 2M7                                  M5C 2K4

    This Letter of Transmittal together with the certificate(s) for Delrina Common Shares to be exchanged for Exchangeable Shares should be delivered in person or sent by registered mail (which is recommended) to The R-M Trust Company (the "Depositary") at the addresses set forth above.

    Capitalized terms used in this Letter of Transmittal, unless otherwise defined, shall have the meaning ascribed to them in the Joint Management Information Circular and Proxy Statement of Delrina and Symantec Corporation dated October 17, 1995, a copy of which is enclosed, in the case of Delrina shareholders in Canada, or which will be mailed under separate cover in the case of Delrina shareholders in the United States.

------------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF DELRINA COMMON SHARES TRANSMITTED
                   (if space is insufficient, please attach a signed list (see Instruction 3))

 Name(s) and Address(es) of Registered Holder(s)        Certificate Number(s)              Number of Shares

------------------------------------------------------------------------------------------------------------------

To:  Delrina Corporation, c/o The R-M Trust Company

    The undersigned hereby represents that the undersigned is the owner of the Delrina Common Shares represented by the certificate(s) described above and has good title to those shares free and clear of all liens, charges, encumbrances and adverse interests. The certificate(s) described above are enclosed. The undersigned transmits the certificate(s) described above representing Delrina Common Shares to be dealt with in accordance with this Letter of Transmittal. The undersigned acknowledges that each Delrina Common Share will, provided that the Arrangement and the Transaction are completed, be exchanged for 0.61 of an Exchangeable Share, subject to cash payment in lieu of the issuance of fractional Exchangeable Shares. It is understood that upon (i) receipt of this Letter of Transmittal and the certificate(s) described above, and (ii) completion of the Arrangement and the Transaction, the Depositary will, as soon as practicable, send to each registered holder certificates for the number of Exchangeable Shares to which the registered holder is entitled, together with a cheque in the amount, if any, payable in lieu of fractional Exchangeable Shares, all on the basis described in the Joint Proxy Statement.

    Unless otherwise indicated in this Letter of Transmittal under "Special Registration Instructions," the undersigned requests that the Depositary issue the certificates for Exchangeable Shares (and cheque, if applicable) in the name(s) of the registered holder(s) appearing above under "Description of Delrina Common Shares Transmitted." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned requests that the Depositary mail the certificates for Exchangeable Shares (and cheque, if applicable) by first class mail to the undersigned at the address appearing above under "Description of Delrina Common Shares Transmitted." If no address is specified, the undersigned acknowledges that the Depositary will forward the certificates (and cheque, if applicable) to the address of the holder as shown on the share registers maintained by Delrina.

SHAREHOLDER SIGNATURE(S)                            >      (SIGNATURE(S) OF OWNER(S))
(This  box  must   be  signed  by   registered             Name: ........................................
holder(s)  exactly as name(s) appear(s) on the             (please print)
Delrina  Common  Share  certificate(s)  or  by             Capacity (Title): ............................
transferee(s) of original registered holder(s)             Address: .....................................
authorized  to become new registered holder(s)             Telephone: ...................................
by certificates and documents transmitted with
this Letter of Transmittal. See Instruction  4
below.  If  the  signature  is  by  a trustee,
executor, administrator,  guardian,  attorney-
in-fact,  agent, officer  of a  corporation or
any other  person  acting in  a  fiduciary  or
representative  capacity,  please  provide the
following information. See Instruction 4.

GUARANTEE OF SIGNATURE(S)                           >      Name: ........................................
Authorized Signature  on  behalf  of  Eligible             (please print)
Institution. See Instructions 1 and 4.                     Name of Firm: ................................
                                                           Address: .....................................
                                                           Telephone: ...................................
                                                           Dated: ................................ , 1995
SPECIAL REGISTRATION INSTRUCTIONS                   >      / / Issue certificates (and cheque, if
To  be completed ONLY  if the certificates for             applicable) to:
Exchangeable   Shares    (and    cheque,    if             Name: ........................................
applicable)  are to  be issued in  the name of             (Please Print)
someone other  than  the  person(s)  indicated             Address: .....................................
above  under  "Shareholder  Signature(s)." See
Instruction 5.
SPECIAL DELIVERY INSTRUCTIONS                       >      / / Mail certificates (and cheque, if
To be completed ONLY  if the certificates  for             applicable) to:
Exchangeable  Shares are to be sent to someone             Name: ........................................
other  than   the   undersigned  or   to   the             (please print)
undersigned  at  an  address  other  than that             Address: .....................................
appearing above under "Description of  Delrina             / / Hold certificates for pick-up at offices
Common  Shares Transmitted" or  are to be held             of Depositary.
by  the   Depositary   for  pick-up   by   the
shareholder(s) or any person designated by the
shareholder(s) in writing. See Instruction 5.

                                  INSTRUCTIONS

1. GUARANTEE OF SIGNATURES

    No signature guarantee on this Letter of Transmittal is required if (1) this Letter of Transmittal is signed by the registered holder of the Delrina Common Shares transmitted by this Letter of Transmittal, unless the holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Registration Instructions"; or (2) the Delrina Common Shares are transmitted for the account of a Canadian chartered bank or trust company, or by any other commercial bank or trust company having an office or correspondent in Toronto, or by a member of a recognized stock exchange in Canada, or the Investment Dealers' Association of Canada (collectively, the "Eligible Institutions"). IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. See also Instruction 4.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES

    This Letter of Transmittal is to be completed by holders of certificates representing Delrina Common Shares to be submitted with this Letter of Transmittal. Certificates of all physically delivered Delrina Common Shares, as well as a properly completed and duly executed Letter of Transmittal in the appropriate form, should be received by the Depositary at the addresses set forth above. THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING DELRINA COMMON SHARES IS AT THE OPTION AND RISK OF THE PERSON TRANSMITTING THE CERTIFICATES. DELRINA RECOMMENDS THAT THESE DOCUMENTS BE DELIVERED BY HAND TO THE DEPOSITARY AND A RECEIPT BE OBTAINED FOR THE DOCUMENTS OR, IF MAILED, THAT REGISTERED MAIL, PROPERLY INSURED, BE USED WITH AN ACKNOWLEDGMENT OF RECEIPT REQUESTED.

3. INADEQUATE SPACE

    If the space provided in this Letter of Transmittal is inadequate, the certificate number(s) or the number of Delrina Common Shares should be listed on a separate signed list attached to this Letter of Transmittal.

4. SIGNATURES ON LETTER OF TRANSMITTAL, POWERS AND ENDORSEMENTS

    If this Letter of Transmittal is signed by the registered holder(s) of the Delrina Common Shares transmitted by this Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alternation, enlargement or any change whatsoever. If any of the Delrina Common Shares transmitted by this Letter of Transmittal are held of record by two or more joint owners, all the owners must sign this Letter of Transmittal. If any transmitted Delrina Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations or certificates. If this Letter of Transmittal or any certificates or powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, those persons should so indicate when signing, and proper evidence satisfactory to the Depositary of their authority to act should be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Delrina Common Shares evidenced by certificates listed and submitted with this Letter of Transmittal, no endorsements of certificates or separate powers are required unless certificates for Exchangeable Shares are to be issued to a person other than the registered holder(s). Signatures on those certificates or powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Delrina Common Shares evidenced by certificates listed and submitted by this Letter of Transmittal, the certificates must be endorsed or accompanied by appropriate share transfer or stock transfer powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates. Signatures on the certificates or powers must be guaranteed by an Eligible Institution.

5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS

    If the certificates for Exchangeable Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates are to be sent to someone other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

6. LOST CERTIFICATES

    Shareholders who have lost the certificate(s) representing Delrina Common Shares should immediately contact the Depositary at the addresses set forth above.

7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

    Questions and requests for assistance may be directed to the Depositary and additional copies of this Letter of Transmittal may be obtained without charge on request from the Depositary at the telephone numbers and addresses set forth in this Letter of Transmittal. Shareholders may also contact their local broker, dealer, commercial bank, Canadian chartered bank, trust company or other nominee for assistance.